As filed with the Securities and Exchange Commission on March 15, 2006

                                            1933 Act Registration No. 333-131511


--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective                                            [X] Post-Effective
    Amendment No.                                                Amendment No. 1


                           MET INVESTORS SERIES TRUST
                     (Lord Abbett Bond Debenture Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                   ----------

                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                   ----------

                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

                                   ----------


    It is proposed that this filing will become effective:

[x] immediately on filing pursuant to paragraph (b)
[ ] on ___ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ___ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on ___ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                                  March 6, 2006


Dear Contract Owner:


     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company and The Travelers Life and Annuity Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Convertible Securities Portfolio ("Convertible") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of Convertible, some or all of your Contract value is invested, as provided by your Contract, in Convertible. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote Convertible's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of Convertible. All of the assets of Convertible would be acquired by Lord
Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of Met Investors Series Trust ("MIST"), in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible. Bond Debenture's investment objective is similar to the investment objective of Convertible while Bond Debenture's investment strategies are somewhat disimilar to those of Convertible.

     You will receive Class A shares of Bond Debenture having an aggregate net asset value equal to the aggregate net asset value of your shares in Convertible. Details about Bond Debenture's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for Convertible and recommends that you instruct the Insurance Company to vote FOR the proposal.


     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.

                                             Sincerely,


                                             /s/ Elizabeth M. Forget
                                             -----------------------------------
                                             Elizabeth M. Forget
                                             President
                                             The Travelers Series Trust

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                        CONVERTIBLE SECURITIES PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 12, 2006

To the Shareholders of Met Investors Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Convertible Securities Portfolio of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:


     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Convertible Securities Portfolio ("Convertible") by Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of Met Investors Series Trust, in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible. The Plan also provides for distribution of these shares of Bond Debenture to shareholders of Convertible in liquidation and subsequent termination of Convertible. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Convertible.


     The Board of Trustees has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Trustees


                                             /s/ Paul G. Cellupica
                                             -----------------------------------
                                             SECRETARY

March 6, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS
------------------

(1)   ABC Corp...................................   ABC Corp.

(2)   ABC Corp...................................   John Doe, Treasurer

(3)   ABC Corp.
      c/o John Doe, Treasurer....................   John Doe

(4)   ABC Corp. Profit Sharing Plan..............   John Doe, Trustee

TRUST ACCOUNTS
--------------

(1)   ABC Trust..................................   Jane B. Doe, Trustee

(2)   Jane B. Doe, Trustee
      u/t/d 12/28/78.............................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..............   John B. Smith

(2)   Estate of John B. Smith....................   John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

                        CONVERTIBLE SECURITIES PORTFOLIO

                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                      LORD ABBETT BOND DEBENTURE PORTFOLIO

                                   a series of
                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                           PROSPECTUS/PROXY STATEMENT


                               DATED MARCH 6, 2006


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Convertible Securities Portfolio ("Convertible") for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust ("MIST"), 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

     The Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed reorganization of Convertible, which is a series of the Trust, into Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of MIST. Convertible and Bond Debenture are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios".

     The Travelers Insurance Company and The Travelers Life and Annuity Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Convertible's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts. As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance

Company how to vote the shares of Convertible that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Convertible, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Convertible. For simplicity, in this Prospectus/Proxy Statement:

     . "Record Holder" of Convertible refers to each Insurance Company which holds Convertible's shares of record;

     . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     .    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Convertible will be acquired by Bond Debenture in exchange for Class A shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible (the "Reorganization"). If the Reorganization is approved, Class A shares of Bond Debenture will be distributed to each Record Holder in liquidation of Convertible, and Convertible will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Bond Debenture which have an aggregate net asset value equal to the aggregate net asset value of your shares of Convertible.

     Convertible is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Bond Debenture is a separate diversified series of MIST, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objectives of Convertible are similar to those of Bond Debenture, as follows:

   Portfolio                           Investment Objective
--------------   ---------------------------------------------------------------
Convertible      Current income and capital appreciation.

Bond Debenture   To provide high current income and the opportunity for
                 capital appreciation to produce a high total return.

The investment strategies for Convertible are somewhat dissimilar to those for Bond Debenture. Although the average quality of the Portfolios is the same, the principal difference in investment strategy is that Convertible invests up to 80% of its assets in convertible securities while Bond Debenture normally invests 20% of its assets in convertible securities.

     This Prospectus/Proxy Statement explains concisely the information about Bond Debenture that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Convertible:               How to Obtain this Information:
-----------------------------                -------------------------------

Prospectus of the Trust relating to          Copies are available upon request
Convertible, dated May 2, 2005               and without charge if you:

Statement of Additional Information of the        .    Write to the Trust at the
Trust relating to Convertible, dated May               address listed on the
2, 2005, as supplemented December 6, 2005              cover page of this
                                                       Prospectus/Proxy
                                                       Statement; or

Annual Report of the Trust relating to            .    Call (800) 842-9368
Convertible for the year ended December                toll-free.
31, 2005

Information about Bond Debenture:            How to Obtain this Information:
---------------------------------            -------------------------------

Prospectus of MIST relating to Bond          A copy is available upon request
Debenture, dated May 1, 2005, WHICH          and without charge if you:
ACCOMPANIES THIS PROSPECTUS/PROXY
STATEMENT                                         .    Write to MIST at the
                                                       address listed on the
Statement of Additional Information of                 cover page of this
MIST relating to Bond Debenture, dated May             Prospectus/Proxy
1, 2005, as supplemented on November 1,                Statement; or
2005
                                                  .    Call (800) 848-3854
                                                       toll-free.
Annual Report of MIST relating to Bond
Debenture for the year ended December 31,
2005

Information about the Reorganization:        How to Obtain this Information:
------------------------------------         -------------------------------


Statement of Additional Information dated    A copy is available upon request
March 6, 2006, which relates to this         and without charge if you:
Prospectus/Proxy Statement and the
Reorganization
                                              .    Write to MIST at the
                                                       address listed on the
                                                       cover page of this
                                                       Prospectus/Proxy
                                                       Statement; or

                                                  .    Call (800) 848-3854
                                                       toll-free.

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, at 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

     Information relating to Bond Debenture contained in the Prospectus of MIST dated May 1, 2005 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Convertible contained in the Prospectus of the Trust dated May 2, 2005 (SEC File No. 811-06465) also is incorporated by reference in this document. The Statement of Additional Information dated March 6, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Convertible for the year ended December 31, 2005, and the financial statements of MIST relating to Bond Debenture for the year ended December 31, 2005, is incorporated by reference in its entirety in this document.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

     AN INVESTMENT IN BOND DEBENTURE THROUGH A CONTRACT:

     .    is not a deposit of, or guaranteed by, any bank

     . is not insured by the FDIC, the Federal Reserve Board or any other government agency

     .    is not endorsed by any bank or government agency

     . involves investment risk, including possible loss of the purchase payment of your original investment

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
SUMMARY .................................................................      5
   Why is the Reorganization being proposed? ............................      6
   What are the key features of the Reorganization? .....................      6
   After the Reorganization, what shares of Bond Debenture will I own? ..      6
   How will the Reorganization affect me? ...............................      7
   Will I be able to purchase and redeem shares, change my investment
      options, annuitize and receive distributions the same way? ........      7
   How do the Trustees recommend that I vote? ...........................      7
   How do the Portfolios' investment objectives, principal investment
      strategies and risks compare? .....................................      8
   How do the Portfolios' fees and expenses compare? ....................     10
   How do the Portfolios' performance records compare? ..................     12
   Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization?
   What will the management and advisory fees be after the
      Reorganization? ...................................................     14
   What will be the primary federal tax consequences of the
      Reorganization? ...................................................     16
RISKS ...................................................................     16
   Are the risk factors for the Portfolios similar? .....................     16
   What are the primary risks of investing in each Portfolio? ...........     17
   Are there any other risks of investing in each Portfolio? ............     21
INFORMATION ABOUT THE REORGANIZATION ....................................     22
   Reasons for the Reorganization .......................................     22
   Agreement and Plan of Reorganization .................................     23
   Federal Income Tax Consequences ......................................     25
   Pro Forma Capitalization .............................................     26
   Distribution of Shares ...............................................     27
   Purchase and Redemption Procedures ...................................     27
   Exchange Privileges ..................................................     28
   Dividend Policy ......................................................     28
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS .........................     28
   Form of Organization .................................................     29
   Capitalization .......................................................     29
   Shareholder Liability ................................................     29
   Shareholder Meetings and Voting Rights ...............................     30
   Liquidation ..........................................................     31
   Liability and Indemnification of Trustees ............................     31
VOTING INFORMATION CONCERNING THE MEETING ...............................     32
   Shareholder Information ..............................................     34
   Control Persons and Principal Holders of Securities ..................     35
FINANCIAL STATEMENTS AND EXPERTS ........................................     35
LEGAL MATTERS ...........................................................     36
ADDITIONAL INFORMATION ..................................................     36
OTHER BUSINESS ..........................................................     36
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..................    A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

     WHY IS THE REORGANIZATION BEING PROPOSED?


     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and somewhat dissimilar investment strategies, especially those funds that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Bond Debenture's Class A shares performance over the one- and five-year period ended December 31, 2005 was higher than the performance of Convertible's shares for the same periods. In addition, the total operating costs of Bond Debenture Class A shares are lower than those of Convertible and, because MetLife does not plan to provide continued marketing support for Convertible, it is anticipated that over time Bond Debenture will experience greater operating efficiencies relative to Convertible. Therefore, the Trustees believe that the Reorganization is in the best interests of Convertible's shareholders.


     WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     . the transfer in-kind of all of the assets of Convertible to Bond Debenture in exchange for Class A shares of Bond Debenture;

     . the assumption by Bond Debenture of all of the liabilities of Convertible;

     . the liquidation of Convertible by distribution of Class A shares of Bond Debenture to Convertible's shareholders; and

     . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2006.

     AFTER THE REORGANIZATION, WHAT SHARES OF BOND DEBENTURE WILL I OWN?

     If you own shares of Convertible, you will own Class A shares of Bond Debenture.

     The new shares you receive will have the same total value as your shares of Convertible, as of the close of business on the day immediately prior to the Reorganization.

     HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

     . COST SAVINGS: The total operating expenses of Bond Debenture are less than the operating expenses of Convertible. As of December 31, 2005, Bond Debenture's total operating expense ratio for Class A shares was 0.56% of average daily net assets and Convertible's total operating expense ratio was 0.75%.

     . OPERATING EFFICIENCIES: Upon the reorganization of Convertible into Bond Debenture, operating efficiencies may be achieved by Bond Debenture because it will have a greater level of assets. As of December 31, 2005, Convertible's total net assets were approximately $107 million, and Bond Debenture's total net assets were approximately $1,632 million.


     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Bond Debenture after the Reorganization. After the Reorganization your Contract values will depend on the performance of Bond Debenture rather than that of Convertible. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Convertible and Bond Debenture, pro rata, in accordance with their relative assets.


     Like Convertible, Bond Debenture will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Bond Debenture.

     WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of Bond Debenture. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Convertible, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Convertible.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of MIST have also approved the Plan on behalf of Bond Debenture.

     HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The investment objective of Convertible is similar to that of Bond Debenture. The investment strategies of each Portfolio are not similar while the risks of each Portfolio are comparable. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

     The following tables summarize a comparison of Convertible and Bond Debenture with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statements of Additional Information relating to each of the Portfolios.

                                 CONVERTIBLE


Investment Objective             Growth of income and capital appreciation.


Principal Investment             Under normal circumstances, invests at least
Strategies                       80% of its assets in convertible securities.

                                 May invest up to 35% of its total assets in synthetic securities (derivatives) that have economic characteristics similar to the Portfolio's direct investments.

                                 May invest in below investment-grade bonds
                                 (junk bonds) and securities that are unrated but will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

                                 May invest in securities of foreign issuers including issuers of securities located in emerging markets.

                                 The average quality of this Portfolio is BB+ as of December 31, 2005.

                                 The average maturity for Portfolio's debt securities was 17.6 years as of December 31, 2005.

                                 BOND DEBENTURE

Investment Objective             To provide high current income and the
                                 opportunity for capital appreciation to produce a high total return.

Principal Investment             Under normal circumstances, invests at least
Strategies                       80% of its net assets in debt securities of
                                 various types.

                                 May also invest in securities convertible into common stocks.

                                 May invest up to 80% of its total assets in high yield/high risk securities (junk bonds).

                                 May invest up to 10% of its gross assets, at time of investment, in debt securities which are in default as to interest or principal.

                                 At least 20% of its assets must be invested in any combination of investment-grade debt securities, U.S. Government securities and cash equivalents.

                                 May invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.

                                 May invest up to 20% of its net assets in securities primarily traded in foreign countries, including emerging markets.

                                 The average quality of this Portfolio is BB+ as of December 31, 2005.

     The principal risks of investing in Bond Debenture are similar to those of investing in Convertible. They include:

     . MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

     . INTEREST RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

     . CONVERTIBLE RISK - the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

     . CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

     . HIGH YIELD DEBT SECURITY RISK - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rates debt securities.

     . FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

     . MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

     . INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

     Although Convertible and Bond Debenture have similar investment objectives and securities with similar weighted average quality, it is anticipated that the securities held by Convertible may be sold in significant amounts in order to comply with the policies and investment practices of Bond Debenture in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Bond Debenture. Such costs are ultimately borne by the Portfolio's shareholders.

     HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

     Convertible offers one class of shares. Bond Debenture offers three classes of shares (Class A, Class B and Class E). Only Class A shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of Convertible and Class A shares of Bond Debenture. The table entitled "Bond Debenture (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the shares of Convertible and Class A shares of Bond Debenture set forth in the following tables and in the examples are based on the expenses for Convertible and the Class A shares of Bond Debenture for the year ended December 31, 2005. The amounts for Class A shares of Bond Debenture (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Bond Debenture would have been for the year ended December 31, 2005, assuming the Reorganization took place on January 1, 2005.

     The shares of Convertible and Bond Debenture are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

     Fees and Expenses (as a percentage of average daily net assets)
     ---------------------------------------------------------------

                                          BOND      BOND DEBENTURE
                         CONVERTIBLE    DEBENTURE     (PRO FORMA)
                         -----------   ----------   --------------
                                         Class A        Class A
                                         -------        -------
Management Fees           0.60%        0.51%(1)          0.51%
Other Expenses            0.15%        0.05%             0.04%
12b-1 Fees                None         None              None
Total Annual Portfolio
   Operating Expenses     0.75%(2)     0.56%             0.55%

     (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2005. Prior to that date, the management fee was 0.57%.

     (2) Convertible has an expense cap agreement with the Adviser to limit Total Annual Portfolio Operating Expenses to 0.80%. The Adviser may terminate this agreement with 60 days' notice. As Total Annual Portfolio Operating Expenses are under that cap, no reimbursements are currently expected.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Convertible versus Bond Debenture and Bond Debenture Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS

INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     EXAMPLES OF PORTFOLIO EXPENSES

                                   CONVERTIBLE
                                   -----------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
             $77         $240         $417         $930

                                 BOND DEBENTURE
                                 --------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A      $57         $179         $313         $701

                           BOND DEBENTURE (PRO FORMA)
                           --------------------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A      $56         $176         $307         $689

     HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

     The following charts show how the shares of Bond Debenture, and its predecessor, and Convertible have performed in the past. The historical performance shown for Bond Debenture's Class A shares prior to February 12, 2001 is the performance of the Bond Debenture's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1,
1996) managed by the Adviser using the same investment objective and strategy as Bond Debenture. The assets of the predecessor fund were transferred to Bond Debenture on February 12, 2001. Convertible commenced operations on May 1, 1998. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

     PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

     Year-by-Year Total Return (%)
     -----------------------------

     The charts below show the percentage gain or loss for the shares of Convertible and the Class A shares of Bond Debenture in each full calendar year since their inception, respectively. These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return, as applicable, has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of each

Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                   CONVERTIBLE

18.70%  12.51%  -0.82%  -6.99%  26.26%  6.29%  0.35%
-----   -----   -----   -----   -----   ----   ----
  99      00      01      02      03     04     05

                         High Quarter: 2nd 2003 + 11.16%
                          Low Quarter: 3rd 2002 -9.74%

                              BOND DEBENTURE

15.63%  6.26%  3.40%  0.87%  3.76%  -0.39%  19.52%  8.43%  1.81%
-----   ----   ----   ----   ----   -----   -----   ----   ----
  97     98     99     00     01      02      03     04     05

                         High Quarter: 2nd 2003 + 7.25%
                          Low Quarter: 3rd 1998 -4.31%

     The next set of tables compare the performance of Bond Debenture and Convertible to their respective benchmark indices. These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Bond Debenture's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through December 31, 2005, as applicable, are compared to the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible preferred stocks) investments in Bond Debenture; and with the Lehman Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market with maturities of at least one year.

     Convertible's shares' average annual compounded total returns for the 1-year and 5-year periods and from inception through December 31, 2005, as applicable, are compared to the

Merrill Lynch Investment Grade Convertible Bond Index, which is
                   .                                            ----------------
------- -----------

     Average Annual Total Return (for the period ended 12/31/2005)
     -------------------------------------------------------------

                               1 Year    5 Years        From
                                Ended      Ended     Inception    Inception
                              12/31/05   12/31/05   to 12/31/05      Date
                              --------   --------   -----------   ---------
BOND DEBENTURE
--------------
Class A                         1.81%      6.40%       7.28%        5/1/96
Credit Suisse First Boston
   High Yield Index             2.26%      9.82%       7.09%*
Lehman Aggregate Bond Index     2.43%      5.87%       6.64%*

    * Index performance is from 5/1/96.

                               1 Year    5 Years        From
                                Ended      Ended     Inception    Inception
                              12/31/05   12/31/05   to 12/31/05      Date
                              --------   --------   -----------   ---------
CONVERTIBLE                     0.35%      4.43%      7.03%         5/1/98
-----------
Merrill Lynch Investment
   Grade Convertible Bond
   Index                       -0.34%      4.42%      6.01%**

     ** Index performance is from 5/1/98.

                                   ----------

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Bond Debenture is also contained in management's discussion of Bond Debenture's performance, which appears in the most recent Annual Report of MIST relating to Bond Debenture.

     WHO WILL BE THE ADVISER AND PORTFOLIO MANAGER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

     Management of the Portfolios
     ----------------------------

     The overall management of Convertible and of Bond Debenture is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Trustees of MIST, respectively.


     Manager
     -------

     Met Investors Advisory LLC (the "Manager") is the investment manager for Bond Debenture. The Manager selects and pays the fees of the Adviser (as defined below) for the Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

     Facts about the Manager:
     ------------------------

          .    The Manager is an affiliate of MetLife.

          . The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $17.6 billion as of December 31, 2005.

          . The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.

     Adviser
     -------

     Lord Abbett & Co. LLC (the "Adviser") is the investment adviser to Bond Debenture. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

     Facts about the Adviser:

          .    The Adviser has been an investment manager for over 70 years.

          . The Adviser had approximately $102 billion in assets as of December 31, 2005.

          .    The Adviser is located at 90 Hudson Street, Jersey City, New
               Jersey.

     Portfolio Management
     --------------------

     The Adviser uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle has been with Lord Abbett since 1987.

     Management Fees
     ---------------

     For its management and supervision of the daily business affairs of Bond Debenture, the Manager is entitled to receive a monthly fee at the annual rate of 0.60% of first $250 million of such assets, plus 0.55% of such assets over $250 million up to $500 million, plus 0.50% of such assets over $500 million up to $1 billion, plus 0.45% of such assets over $1 billion.

     The Manager may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time.

     Advisory Fees
     -------------

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Bond Debenture. The Portfolio does not pay a fee to the Adviser.

     WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Convertible and Bond Debenture will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Convertible or its Record Holders for federal income tax purposes as a result of receiving shares of Bond Debenture in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Bond Debenture that are received by the Record Holders of Convertible will be the same as the holding period and aggregate tax basis of the shares of Convertible previously held by such Record Holders, provided that such shares of Convertible are held as capital assets. In addition, the holding period and tax basis of the assets of Convertible in the hands of Bond Debenture as a result of the Reorganization will be the same as in the hands of Convertible immediately prior to the Reorganization, and no gain or loss will be recognized by Bond Debenture upon the receipt of the assets of Convertible in exchange for shares of Bond Debenture and the assumption by Bond Debenture of Convertible's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

     ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

     Yes. The risk factors are similar due to the similar investment objectives although the Portfolios have dissimilar investment strategies. Although the average quality of the Portfolios is the same, the principal difference in investment strategy is that Convertible invests up to 80% of its assets in convertible securities while Bond Debenture normally invests 20% of its assets in convertible securities. The risks of Bond Debenture are described in greater detail in the Portfolio's Prospectus.

     WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

                 Each of the Portfolios is subject to MARKET RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types and up to 20% in equity securities.

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

                 Each of the Portfolios is subject to CONVERTIBLE SECURITIES
                 RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests 20% in convertible securities.

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

                 Each of the Portfolios is subject to INTEREST RATE RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types.

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio may invest a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

                 Each of the Portfolios is subject to CREDIT RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities. Convertible may also invest up to 20% in non-convertible debt.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types.

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                 Each of the Portfolios is subject to HIGH YIELD DEBT SECURITY RISK.

CONVERTIBLE      May invest in below investment-grade bonds and unrated
                 securities but not those rated lower than B by Moody's or S&P.

BOND DEBENTURE   May invest up to 80% of its total assets in high yield/high risk securities.

     High yield debt securities, or "junk bonds," are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

     You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

                 Each of the Portfolios is subject to FOREIGN INVESTMENT RISK.

CONVERTIBLE      May invest in securities of foreign issuers including issuers of securities located in emerging markets.

BOND DEBENTURE   May invest up to 20% of its net assets in securities primarily traded in foreign markets, including emerging markets.

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.

                 Each of the Portfolios is subject to MARKET CAPITALIZATION
                 RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types.

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

                 Each of the Portfolios is subject to INVESTMENT STYLE RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Invests in securities that the Adviser believes are
                 undervalued.

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

     ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

                      INFORMATION ABOUT THE REORGANIZATION

     REASONS FOR THE REORGANIZATION

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those portfolios that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

     At a meeting held on January 25, 2006, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Convertible, and that the interests of existing shareholders of Convertible will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of Bond Debenture over the one- and five-year periods ended December 31, 2005 had exceeded that of Convertible for the same periods.


     The Trustees considered the relative asset size of each Portfolio, including the benefits of Convertible joining with a larger entity. As of December 31, 2005, Convertible's assets were approximately $107 million and Bond Debenture's assets were approximately $1,632 million. The Trustees were informed that during the past year, unlike Bond Debenture, there was not any significant net cash flow into Convertible.


     The Trustees also considered that the expense ratio and management fee of Bond Debenture are lower than those of Convertible. The Trustees also noted the potential for additional cost savings at the Contract level. The Trustees were informed that MetLife does not plan to provide continued marketing support for Convertible. As a result, it is anticipated that over time Bond Debenture will experience greater operating efficiencies relative to Convertible.

     In addition, the Trustees considered, among other things:

     .    the terms and conditions of the Reorganization;

     . the fact that the Reorganization would not result in the dilution of shareholders' interests;

     . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     . the fact that Convertible and Bond Debenture have similar investment objectives but dissimilar investment strategies;

     . the fact that Convertible and Bond Debenture will bear the expenses incurred by the Portfolios in connection with the Reorganization, pro rata, in accordance with their relative assets;

     . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     . the fact that Bond Debenture will assume all of the liabilities of Convertible;

     . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and,

     . alternatives available to shareholders of Convertible, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of the Trust consulted with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Convertible and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Convertible for approval.

     The Trustees of MIST have also approved the Plan on behalf of Bond
Debenture.

     AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Convertible will be acquired by Bond Debenture in exchange for Class A shares of Bond Debenture and the assumption by Bond Debenture of all of the liabilities of Convertible on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Convertible will endeavor to discharge all of its known liabilities and obligations. Convertible will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Convertible will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional Class A shares of Bond Debenture to be received by the Record Holders of Convertible will be determined by multiplying the outstanding shares of Convertible by a factor which shall be computed by dividing the net asset value per share of the shares of Convertible by the net asset value per share of the Class A shares of Bond Debenture. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Bond Debenture, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Convertible will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Bond Debenture received by Convertible. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Convertible's Record Holders on Bond Debenture's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Bond Debenture due to Convertible's Record Holders. All issued and outstanding shares of Convertible will be canceled. The shares of Bond Debenture to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Convertible will be terminated as a series of the Trust.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Convertible's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Convertible's shareholders, the Plan may be terminated (a) by the mutual agreement of Convertible and Bond Debenture; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


     Whether or not the Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by Convertible and Bond Debenture in connection with the Reorganization (including the cost of any proxy-soliciting agent). With the exception of trading costs, no portion of the expenses will be borne directly or indirectly by Convertible, Bond Debenture or their shareholders.

     If Convertible's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

     FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Convertible and Bond Debenture will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Convertible solely in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible followed by the distribution of Bond Debenture's shares to the Record Holders of Convertible in dissolution and liquidation of Convertible, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Convertible and Bond Debenture will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Bond Debenture upon the receipt of the assets of Convertible solely in exchange for the shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible;

     (3) No gain or loss will be recognized by Convertible on the transfer of its assets to Bond Debenture in exchange for Bond Debenture's shares and the assumption by Bond Debenture of the liabilities of Convertible or upon the distribution (whether actual or constructive) of Bond Debenture's shares to Convertible's Record Holders in exchange for their shares of Convertible;

     (4) No gain or loss will be recognized by Convertible's Record Holders upon the exchange of their shares of Convertible for shares of Bond Debenture in liquidation of Convertible;

     (5) The aggregate tax basis of the shares of Bond Debenture received by each Record Holder of Convertible pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Convertible held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Bond Debenture received by each Record Holder of Convertible will include the period during which the shares of Convertible exchanged therefor were held by such Record Holder (provided that the shares of Convertible were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Convertible acquired by Bond Debenture will be the same as the tax basis of such assets to Convertible immediately prior to the Reorganization, and the holding period of such assets in the hands of Bond Debenture will include the period during which the assets were held by Convertible.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Convertible would recognize a taxable gain or loss equal to the difference between its tax basis in its Convertible shares and the fair market value of the shares of Bond Debenture it received.

     Bond Debenture's utilization after the Reorganization of any pre-Reorganization losses realized by Convertible to offset gains realized by Bond Debenture could be subject to limitation in future years.

     PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of Convertible and Bond Debenture as of December 31, 2005, and the capitalization of Bond Debenture on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately .982 Class A shares of Bond Debenture for each share of Convertible.

                CAPITALIZATION OF CONVERTIBLE, BOND DEBENTURE AND
                           BOND DEBENTURE (PRO FORMA)

                                                                           BOND DEBENTURE
                                                                          PRO FORMA (AFTER
                             CONVERTIBLE   BOND DEBENTURE   ADJUSTMENTS    REORGANIZATION)
                             -----------   --------------   -----------   ----------------
Net Assets
Class A/Undesignated Class   106,565,672      881,383,747     (32,413)        987,917,006
Class B                               --      715,674,447     (23,949)        715,650,498
Class E                               --       35,202,750      (1,192)         35,201,558
Total Net Assets             106,565,672    1,632,260,944     (57,554)      1,738,769,062
Net Asset Value Per Share
Class A/Undesignated Class         12.25            12.47          --               12.47
Class B                               --            12.38          --               12.38
Class E                               --            12.40          --               12.40
Shares Outstanding
Class A/Undesignated           8,702,139       70,702,703    (156,376)         79,248,467

Class
Class B                               --       57,820,301          --          57,820,301
Class E                               --        2,839,215          --           2,839,215
Total Shares Outstanding       8,702,139      131,363,219    (156,376)        139,907,983

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

     DISTRIBUTION OF SHARES

     All portfolios of MIST sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Bond Debenture are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) Bond Debenture may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MIST.

     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for MIST's shares. MID and its affiliates distribute the Contracts, and Bond Debenture's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries. Bond Debenture is authorized to issue three classes of shares: Class A, Class B and Class E. Convertible currently offers only one undesignated class of shares. Each Class of Bond Debenture has a separate distribution arrangement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Convertible will receive Class A shares of Bond Debenture. Class A shares are sold at net asset value without any initial or deferred sales changes and are not subject to distribution-related fees.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Bond Debenture serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangement applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Bond Debenture.

     PURCHASE AND REDEMPTION PROCEDURES

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Convertible. No fee is charged by Convertible for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Convertible buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MID and its affiliates place orders for the purchase or redemption of shares of Bond Debenture based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

     EXCHANGE PRIVILEGES

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MIST.

     DIVIDEND POLICY

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Bond Debenture intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Trust are governed by its Declaration of Trust and By-Laws, and applicable Massachusetts law. The operations of MIST are governed by the Agreement and Declaration of Trust and By-Laws of MIST, and applicable Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "MIST Declaration of Trust." As discussed below, certain of the differences between the Trust and MIST derive from provisions of MIST's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of MIST's Declaration of Trust and By-Laws, without charge, upon written or oral request to MIST at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

     FORM OF ORGANIZATION

     As noted above, MIST is organized as a Delaware statutory trust and the Trust is organized as a Massachusetts business trust. MIST and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of Bond Debenture and other mutual funds of various asset classes; the series of the Trust consist of Convertible and other mutual funds of various asset classes. MIST and the Trust currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies and qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Delaware or Massachusetts and federal law.

     CAPITALIZATION

     The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share, of one or more series. The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with a par value of $0.001 each, of one or more series. Both the Declaration of Trust of the Trust and MIST permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Convertible are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of Bond Debenture are offered in three classes (Class A, Class B and Class E). Shares of the classes of Bond Debenture represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

     SHAREHOLDER LIABILITY

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that MIST or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of MIST to liability. To guard against this risk, MIST's Declaration of Trust (a) provides that any written obligation of MIST may contain a statement that such obligation may only be enforced against the assets of MIST or the particular series in question and the obligation is not binding upon the shareholders of MIST; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of MIST's property of any shareholder held personally liable for the obligations of MIST. Accordingly, the risk of a shareholder of MIST incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) MIST itself is unable to meet its obligations. In light of Delaware law, the nature of MIST's business, and the nature of its assets, the risk of personal liability to a shareholder of MIST is remote.

     Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither the Trust on behalf of Convertible nor MIST on behalf of Bond Debenture is required to hold annual meetings of shareholders. However, in the case of the Trust and MIST, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or MIST, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, the Trust and MIST are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither the Trust nor MIST currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust or MIST.

     Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum of consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to MIST, 331/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Trust requires the affirmative vote of a majority (greater than 50%) of the shares present and entitled to vote, and a majority of the shares is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). For MIST, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed with cause by a vote of two-thirds of the shareholders or by a vote of two-thirds of the remaining Trustees. A Trustee of MIST may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust of the Trust and MIST, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     The Declaration of Trust of the Trust requires shareholder approval to (1) change the Trust to a corporation or other organization, (2) terminate the Trust or a Portfolio, or (3) merge the Trust into another entity, or merge or consolidate or sell or exchange the assets of a Portfolio. The Declaration of Trust of MIST provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize MIST as a corporation or other entity, (2) merge MIST into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into a single series or class. The Trustees of MIST may also terminate MIST, a Portfolio, or a class of shares upon written notice to the shareholders.

     LIQUIDATION

     In the event of the liquidation of MIST, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST, the Portfolio or attributable to the class over the liabilities belonging to MIST, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Trust, the same provisions discussed above generally would apply.

     LIABILITY AND INDEMNIFICATION OF TRUSTEES

     Under the Declaration of Trust of MIST, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of MIST is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust;
(2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or

(b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and MIST, their By-Laws and Delaware or Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware of Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING


     This Prospectus/Proxy Statement is being sent to shareholders of Convertible in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of MIST, 260 Madison Avenue, 10th Floor, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Convertible on or about March 18, 2006.


     The Board of Trustees of the Trust has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of Convertible entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Convertible, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Convertible. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Convertible for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Convertible held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Convertible is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

     Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Convertible entitled to vote cast at a shareholders' meeting duly called at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Convertible were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about March 25, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company LLC, its affiliates or other representatives of Convertible (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $57,554) will be paid by Convertible and Bond Debenture, pro rata, in accordance with their relative net assets.


     If shareholders of Convertible do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Convertible who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Bond Debenture are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     SHAREHOLDER INFORMATION


     The Record Holders of Convertible at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Convertible owned as of the Record Date. As of the Record Date, the total number of shares of Convertible outstanding and entitled to vote was 8,690,322.

     As of January 31, 2006, the officers and Trustees of the Trust and MIST beneficially owned as a group less than 1% of the outstanding shares of Convertible and Bond Debenture, respectively.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On January 31, 2006 to the knowledge of the Trustees and management of the Trust, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Convertible.

     Each Insurance Company has advised the Trust and MIST that as of January 31, 2006 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Convertible or Bond Debenture, respectively.

     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of MIST and as a result MetLife may be deemed to be a control person with respect to MIST.

                        FINANCIAL STATEMENTS AND EXPERTS


     The Annual Report of the Trust relating to Convertible, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of MIST relating to Bond Debenture, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touch LLP, independent registered public accountants, incorporated by referenceherein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Bond Debenture will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

     The Trust and MIST are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Branch maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.


MARCH 6, 2006

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of January, 2006, by and between Met Investors Series Trust, a Delaware business trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 ("MIST"), with respect to its Lord Abbett Bond Debenture Portfolio series (the "Acquiring Fund"), and The Travelers Series Trust, a Massachusetts business trust, with its principal place of business at One Cityplace, Hartford, Connecticut 06103 (the "Trust"), with respect to its Convertible Securities Portfolio series (the "Selling Fund").

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Trustees of MIST have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the MIST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the

MIST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Class A shares of the Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph
2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about May 1, 2006 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The audited financial statements of the Selling Fund at December 31, 2005 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since December 31, 2005, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of MIST, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (b) The Acquiring Fund is a separate investment series of MIST, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the MIST's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The audited financial statements of the Acquiring Fund at December 31, 2005 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by MIST's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to MIST and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

          (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of MIST's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

          (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

          (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

     7.3 With respect to the Acquiring Fund, MIST shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

          (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

          (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the

Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 MIST and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund and the Acquiring Fund, pro rata, in accordance with their relative net assets. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transition costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, MIST, the Trust, or their Trustees or officers, to the other party. In such event, Met Investors Advisory LLC, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of MIST and the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to each of MIST and the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware and Massachusetts, as the case may be, which are hereby referred to and are also on file at the principal offices of MIST and the Trust. The obligations of MIST and the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of MIST and the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of MIST or the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        THE TRAVELERS SERIES TRUST ON
                                        BEHALF OF CONVERTIBLE
                                        SECURITIES PORTFOLIO


                                        By:
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: President


                                        MET INVESTORS SERIES TRUST ON
                                        BEHALF OF LORD ABBETT BOND
                                        DEBENTURE PORTFOLIO


                                        By:
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                        CONVERTIBLE SECURITIES PORTFOLIO

                                   a series of

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        By and In Exchange For Shares of

                      LORD ABBETT BOND DEBENTURE PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


     This Statement of Additional Information, dated March 6, 2006, relating specifically to the proposed transfer of the assets and liabilities of Convertible Securities Portfolio ("Convertible"), a series of The Travelers Series Trust (the "Trust"), to Lord Abbett Bond Debenture Portfolio("Bond Debenture"), a series of Met Investors Series Trust ("MIST"), in exchange for Class A shares of beneficial interest, $.001 par value per share of Bond Debenture (to be issued to holders of shares of Convertible), consists of the information set forth below pertaining to Convertible and Bond Debenture and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of the Trust related to Convertible dated May 2, 2005, as supplemented December 6, 2005;


     (2) The Statement of Additional Information of MIST related to Bond Debenture dated May 1, 2005, as supplemented November 1, 2005;


     (3) Annual Report of the Trust relating to Convertible for the year ended December 31, 2005; and,

     (4) Annual Report of MIST relating to Bond Debenture for the year ended December 31, 2005.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Convertible and Bond Debenture dated March 6, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MIST at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
                MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO
                  MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO
           MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
            MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                 MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

                                   May 2, 2005

                          (As revised December 6, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)
or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History..............................................................
Investment Objectives, Policies, Risks and Certain Restrictions...........
Investment Restrictions...................................................
Valuation and Pricing.....................................................
Distributions.............................................................
Trustees and Officers.....................................................
Code of Ethics............................................................
Declaration of Trust......................................................
Investment Advisory Services..............................................
Redemptions in Kind.......................................................
Brokerage.................................................................
Portfolio Turnover Rate...................................................
Fund Administration.......................................................
Shareholder Rights........................................................
Federal Tax Status of the Funds...........................................
Performance...............................................................
Disclosure of Portfolio Holdings..........................................
Financial Statements......................................................
Additional Information....................................................
Appendix A Ratings........................................................   A-1
Appendix B Proxy Voting Policies and Procedures...........................   B-1

                                  FUND HISTORY

The Travelers Series Trust ("Trust") is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. Effective July 1, 2005, the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio, formerly series of Travelers Series Fund Inc., became series of the Trust.

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                             CONVERTIBLE
                                              SECURITIES    DISCIPLINED      EQUITY       FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                          PORTFOLIO       MID CAP        INCOME       HIGH YIELD      STOCK
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X                             X             X             X
  Asset-Backed Mortgage Securities                X                             X             X             X
  Bankers' Acceptances                            X              X              X             X             X
  Buying Put and Call Options                     X              X              X             X             X
  Certificates of Deposit                         X              X              X             X             X
  Commercial Paper                                X              X              X             X             X
  Convertible Securities                          X                             X             X             X
  Corporate Asset-Backed Securities               X                             X             X             X
  Debt Securities                                 X              X              X             X             X
  Emerging Market Securities                      X                             X             X             X
  Equity Securities                               X              X              X             X             X
  Floating & Variable Rate Instruments            X              X              X             X             X
  Foreign Securities                              X                             X             X             X
  Forward Contracts on Foreign Currency                                         X             X
  Futures Contracts                               X              X              X             X             X
  High-Yield, High-Risk Bonds                                                   X             X             X
  Illiquid Securities                             X              X              X             X             X
  Indexed Securities                              X                             X             X
  Index Futures Contracts                         X              X              X                           X
  Investment Company Securities                   X              X              X             X             X
  Investment in Unseasoned Companies              X              X              X             X             X
  Lending Portfolio Securities                    X              X              X             X             X
  Letters of Credit                               X              X              X             X             X
  Loan Participations                                                           X             X             X
  Options on Foreign Currencies                                                 X             X
  Options on Index Futures Contracts              X              X              X                           X
  Options on Stock Indices                                       X              X                           X
  Options on Securities                                                                       X
  Other Direct Indebtedness                                                     X             X             X
  Real Estate-Related Instruments                 X              X              X             X             X
  Repurchase Agreements                           X              X              X             X             X
  Reverse Repurchase Agreements                   X              X              X             X             X
  Short Sales "Against the Box"                   X                             X             X             X
  Short-Term Money Market Instruments             X              X              X             X             X
  Swap Agreements                                                               X             X
  Temporary Bank Borrowing                        X              X              X             X             X
  U.S. Government Securities                      X              X              X             X             X
  Variable Amount Master Demand Notes             X              X              X             X             X
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X             X
  Writing Covered Call Options                    X              X              X             X             X

                                                                                           PIONEER      TRAVELERS
                                             AIM CAPITAL     STRATEGIC      MFS TOTAL     STRATEGIC      MANAGED
INVESTMENT TECHNIQUE                        APPRECIATION      EQUITY         RETURN        INCOME        INCOME
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X              X              X             X              X
  Asset-Backed Mortgage Securities                X              X              X             X              X
  Bankers' Acceptances                            X              X              X             X              X
  Buying Put and Call Options                     X              X              X             X
  Certificates of Deposit                         X              X              X             X              X
  Commercial Paper                                X              X              X             X              X
  Convertible Securities                          X              X              X             X              X
  Corporate Asset-Backed Securities               X              X              X             X              X
  Debt Securities                                 X              X              X             X              X
  Emerging Market Securities                      X              X              X             X              X
  Equity Securities                               X              X              X             X              X
  Floating & Variable Rate Instruments
  Foreign Securities                              X              X              X             X              X
  Forward Contracts on Foreign Currency           X              X              X             X              X
  Futures Contracts                               X              X              X             X              X
  High-Yield, High-Risk Bonds                                    X              X             X              X
  Illiquid Securities                             X              X              X             X              X
  Indexed Securities
  Index Futures Contracts                         X              X              X             X              X
  Investment Company Securities                   X              X              X             X
  Investment in Unseasoned Companies              X
  Lending Portfolio Securities                    X              X              X             X              X
  Letters of Credit
  Loan Participations                                            X              X             X              X
  Options on Foreign Currencies                   X              X              X             X              X
  Options on Index Futures Contracts              X              X              X             X              X
  Options on Stock Indices                        X              X              X             X              X
  Options on Securities                           X              X              X             X              X
  Other Direct Indebtedness                                      X              X             X
  Real Estate-Related Instruments                 X              X              X             X              X
  Repurchase Agreements                           X              X              X             X              X
  Reverse Repurchase Agreements                   X
  Short Sales "Against the Box"                   X              X              X             X
  Short-Term Money Market Instruments             X              X              X             X              X
  Swap Agreements                                 X              X              X             X
  Temporary Bank Borrowing                        X              X              X             X              X
  U.S. Government Securities                      X              X              X             X              X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X              X
  Writing Covered Call Options                    X              X              X             X

                                                           SALOMON BROTHERS
                                                           STRATEGIC TOTAL
                                            VAN KAMPEN      RETURN BOND
INVESTMENT TECHNIQUE                        ENTERPRISE       PORTFOLIO
---------------------------------------   --------------  ------------------
  American Depositary Receipts                  X                X
  Asset-Backed Mortgage Securities              X                X
  Bankers' Acceptances                          X                X
  Buying Put and Call Options                   X                X
  Certificates of Deposit                       X                X
  Commercial Paper                              X                X
  Convertible Securities                        X                X
  Corporate Asset-Backed Securities             X                X
  Debt Securities                               X                X
  Emerging Market Securities                    X                X
  Equity Securities                             X                X
  Floating & Variable Rate Instruments
  Foreign Securities                            X                X
  Forward Contracts on Foreign Currency         X                X
  Futures Contracts                             X                X
  High-Yield, High-Risk Bonds                                    X
  Illiquid Securities                           X                X
  Indexed Securities
  Index Futures Contracts                       X                X
  Investment Company Securities                 X                X
  Investment in Unseasoned Companies            X
  Lending Portfolio Securities                  X                X
  Letters of Credit
  Loan Participations                                            X
  Options on Foreign Currencies                 X                X
  Options on Index Futures Contracts            X                X
  Options on Stock Indices                      X                X
  Options on Securities                         X                X
  Other Direct Indebtedness                                      X
  Real Estate-Related Instruments
  Repurchase Agreements                         X                X
  Reverse Repurchase Agreements                                  X
  Short Sales "Against the Box"                 X                X
  Short-Term Money Market Instruments           X                X
  Swap Agreements                               X                X
  Temporary Bank Borrowing                      X                X
  U.S. Government Securities                    X                X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                                    X
  Writing Covered Call Options                  X                X

                                                          MONDRIAN          MFS
                                                        INTERNATIONAL     MID CAP        MFS
INVESTMENT TECHNIQUE                       LARGE CAP        STOCK         GROWTH        VALUE
---------------------------------------   -----------  ---------------  -----------  ------------
  American Depositary Receipts                 X              X              X            X
  Asset-Backed Mortgage Securities             X              X                           X
  Bankers' Acceptances                         X              X              X            X
  Buying Put and Call Options                  X              X              X            X
  Certificates of Deposit                      X              X              X            X
  Commercial Paper                             X              X              X            X
  Convertible Securities                       X              X              X            X
  Corporate Asset-Backed Securities            X                                          X
  Debt Securities                              X              X              X            X
  Emerging Market Securities                   X              X              X            X
  Equity Securities                            X              X              X            X
  Floating & Variable Rate Instruments         X              X              X            X
  Foreign Securities                           X              X              X            X
  Forward Contracts on Foreign Currency        X              X              X            X
  Futures Contracts                            X              X              X            X
  High-Yield, High-Risk Bonds                  X                             X            X
  Illiquid Securities                          X              X              X            X
  Indexed Securities                           X              X                           X
  Index Futures Contracts                      X              X              X            X
  Investment Company Securities                X              X              X            X
  Investment in Unseasoned Companies           X              X              X            X
  Lending Portfolio Securities                 X              X              X            X
  Letters of Credit                            X              X              X            X
  Loan Participations                          X                                          X
  Options on Foreign Currencies                X              X              X            X
  Options on Index Futures Contracts           X              X              X            X
  Options on Stock Indices                     X              X              X            X
  Options on Securities
  Other Direct Indebtedness                    X                                          X
  Real Estate-Related Instruments              X              X              X            X
  Repurchase Agreements                        X              X              X            X
  Reverse Repurchase Agreements                X              X              X
  Short Sales "Against the Box"                X              X                           X
  Short-Term Money Market Instruments          X              X              X            X
  Swap Agreements                              X              X                           X
  Temporary Bank Borrowing                     X              X              X            X
  U.S. Government Securities                   X              X              X            X
  Variable Amount Master Demand Notes          X              X              X            X
  When-Issued & Delayed Delivery
   Securities                                  X              X              X            X
  Writing Covered Call Options                 X              X              X            X

                                            MERCURY     TRAVELERS       U.S.        PIONEER     ZERO COUPON
                                           LARGE CAP     QUALITY       GOV'T         FUND           BOND
INVESTMENT TECHNIQUE                          CORE         BOND      SECURITIES    PORTFOLIO    SERIES 2005
---------------------------------------   -----------  -----------  ------------  -----------  -------------
  American Depositary Receipts                 X            X                          X             X
  Asset-Backed Mortgage Securities             X            X            X             X             X
  Bankers' Acceptances                         X            X            X             X             X
  Buying Put and Call Options                  X                         X             X             X
  Certificates of Deposit                      X            X            X             X             X
  Commercial Paper                             X            X            X             X             X
  Convertible Securities                       X            X                          X             X
  Corporate Asset-Backed Securities                         X                          X             X
  Debt Securities                              X            X            X             X             X
  Emerging Market Securities                   X                                       X             X
  Equity Securities                            X            X                          X             X
  Floating & Variable Rate Instruments         X            X            X             X             X
  Foreign Securities                           X            X                          X             X
  Forward Contracts on Foreign Currency        X                                       X
  Futures Contracts                            X            X            X             X             X
  High-Yield, High-Risk Bonds                  X            X                          X
  Illiquid Securities                          X            X            X             X             X
  Indexed Securities                           X            X                          X
  Index Futures Contracts                      X            X            X             X             X
  Investment Company Securities                X            X            X             X             X
  Investment in Unseasoned Companies           X            X                          X             X
  Lending Portfolio Securities                 X            X            X             X
  Letters of Credit                            X            X            X             X
  Loan Participations                                                                  X
  Options on Foreign Currencies                X                                       X
  Options on Index Futures Contracts           X            X            X             X             X
  Options on Stock Indices                     X                                       X
  Options on Securities
  Other Direct Indebtedness                    X
  Real Estate-Related Instruments              X            X            X             X             X
  Repurchase Agreements                        X            X            X             X             X
  Reverse Repurchase Agreements                             X            X             X
  Short Sales "Against the Box"                X                                       X
  Short-Term Money Market Instruments          X            X            X             X             X
  Swap Agreements                                                                      X
  Temporary Bank Borrowing                     X            X            X             X             X
  U.S. Government Securities                   X            X            X             X             X
  Variable Amount Master Demand Notes          X            X            X             X             X
  When-Issued & Delayed Delivery
   Securities                                  X            X            X             X             X
  Writing Covered Call Options                 X                         X             X             X

                                                                           STYLE FOCUS
                                                           STYLE FOCUS       SERIES:
                                           PIONEER MID    SERIES: SMALL     SMALL CAP
                                            CAP VALUE       CAP GROWTH        VALUE
INVESTMENT TECHNIQUE                        PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------   -------------  ---------------  -------------
  American Depositary Receipts                 X                X               X
  Asset-Backed Mortgage Securities
  Bankers' Acceptances
  Buying Put and Call Options                  X                X               X
  Certificates of Deposit                      X
  Commercial Paper                                              X               X
  Convertible Securities                       X                X               X
  Corporate Asset-Backed Securities
  Debt Securities                              X                X               X
  Emerging Market Securities                   X
  Equity Securities                            X                X               X
  Floating & Variable Rate Instruments
  Foreign Securities                           X                X               X
  Forward Contracts on Foreign Currency        X                X               X
  Futures Contracts                            X                X               X
  High-Yield, High-Risk Bonds
  Illiquid Securities                          X                X               X
  Indexed Securities                           X                X               X
  Index Futures Contracts                      X
  Investment Company Securities
  Investment in Unseasoned Companies           X                X               X
  Lending Portfolio Securities                 X                X               X
  Letters of Credit
  Loan Participations
  Options on Foreign Currencies                X                X               X
  Options on Index Futures Contracts           X                X               X
  Options on Stock Indices                     X                X               X
  Options on Securities                        X                X               X
  Other Direct Indebtedness                    X                X               X
  Real Estate-Related Instruments              X
  Repurchase Agreements                        X                X               X
  Reverse Repurchase Agreements                X                X               X
  Short Sales "Against the Box"
  Short-Term Money Market Instruments          X
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Securities                   X                X               X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                  X                X               X
  Writing Covered Call Options                 X                X               X

The Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio and Aggressive Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT CONVERTIBLE SECURITIES PORTFOLIO). Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain funds may also participate in Private Investment in Public Entities ("PIPEs"). In a PIPE financing transaction, the Fund acquires restricted shares of a public company at a significant discount to the market price (typically ten to 20 percent) of its publicly-traded stock. The company then registers the resale of the restricted shares, allowing the Fund, as a PIPE investor to sell the shares into the public market. The two main types of PIPEs are traditional and structured. In a traditional PIPE, stock, either common or preferred, is issued at a set price to raise capital for the issuer, while a structured PIPE issues convertible debt (common or preferred shares).

CONVERTIBLE SECURITIES (CONVERTIBLE SECURITIES PORTFOLIO ONLY). Convertible Securities, hereby defined as equity securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two or more distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

     CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater

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increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

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


The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

WRITING COVERED PUT OPTIONS. Certain Funds may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of management, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

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CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certain Funds may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Subject to their fundamental investment restrictions, certain funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a

Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

"DOLLAR ROLL" TRANSACTIONS. Certain Funds may enter into "dollar roll" transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (I.E., same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

Since a Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Funds and will be subject to each Fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Some Funds may also invest in assignments of portions of loans from third parties. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

ELECTRONICALLY TRADED FUNDS: Certain funds may invest in electronically traded funds ("ETFs") that are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An ETF is a type of investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

..    shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

..    shares of a sampling of the companies (or, for a fixed income ETF, bonds)
that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Instead of cash, creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in convertible securities ("80% investment policy"). The subadviser may invest up to 35% of the Fund's assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Convertible securities are considered by the subadviser to be equity securities. Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The subadviser normally invests primarily in income-producing securities. The subadviser has the flexibility, however, to invest the Fund's assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The subadviser seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

     . corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

     .    preferred stocks;

     .    equipment trust and lease certificates;

     .    zero coupon bonds;

     .    pay-in-kind securities;

     . general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

     . equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The Subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 Index no less frequently than once a month. The subadviser normally invests the Fund's assets primarily in common stocks.

The subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2) issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

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


     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated BA or lower by

Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P 500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

     .    treasury bills;

     .    repurchase agreements;

     .    commercial paper and other short term instruments;

     .    bank certificates of deposit and bankers' acceptances; and

     . publicly traded debt securities, including bonds, notes, and debentures; and

     .    equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The subadviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the subadviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The subadviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing the Fund's objective, the subadviser currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash, which will be transferred to the money market option available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

          (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

          (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

          (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

          (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

          (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

PIONEER MID CAP VALUE PORTFOLIO

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities that it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the Fund's assets in equity securities. FMR normally invests the Fund's assets primarily in common stocks.

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objectives, Strategic Equity Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

AIM CAPITAL APPRECIATION PORTFOLIO

The Fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the Fund may fluctuate more widely than other equity securities of larger, more established companies.

SPECIAL SITUATIONS. Although the Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The Fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The Fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the Fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

VAN KAMPEN ENTERPRISE PORTFOLIO

The Fund invests primarily in common stocks of growth companies. In addition to common stocks, the Fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The Fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The Fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The Fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The Fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the Fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the Fund can purchase puts (or futures puts) to hedge the Fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the Fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MFS TOTAL RETURN PORTFOLIO

The Fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the Fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities. It is not the Fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the Fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The Fund may also invest in emerging market securities.

The Fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The Fund will be managed actively with respect to the Fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the Fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the Fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the Fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

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The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The Fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

ASSET ALLOCATION. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (E.G., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in debt securities of U.S. issuers.

The Fund may borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The Fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the Fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the Fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets. The Fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

NONDIVERSIFICATION. As a "non-diversified" fund under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the Fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter of the Fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund, and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

TRAVELERS MANAGED INCOME PORTFOLIO

Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (I.E., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the Fund's total assets will be invested in debt obligations having durations of 10 years or less. The Fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The Fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The Fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.

Bank CDs and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The Fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The Fund may invest up to 20% of its assets in foreign securities.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

PIONEER STRATEGIC INCOME PORTFOLIO

The Fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the Fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The Fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the Fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

DEFENSIVE STRATEGIES. At times, the subadviser may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies

("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

     .    10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

     .    25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     . 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

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

MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     . 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR THE MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO AND CONSERVATIVE PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

The Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

     1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Managed Allocation Series:
Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, Aggressive Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

     4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

     7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

     9. EXERCISING CONTROL OF ISSUERS: the AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent that the Fund may purchase securities of other investment companies.

     10. TRANSACTIONS WITH OFFICERS AND DIRECTORS: The Travelers Managed Income Portfolio may not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

     1. MFS MID CAP GROWTH PORTFOLIO, SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, AGGRESSIVE PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio are classified as non-diversified" they are currently operating as diversified funds.

     2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

     3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

     4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control. (See Fundamental Policy No. 9 in regards to AIM CAPITAL APPRECIATION PORTFOLIO, for which this is a fundamental policy.)

     5.   OTHER INVESTMENT COMPANIES:

          a. For all Funds except Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio: no Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

          b. For Strategic Equity Portfolio: the Fund may not purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          c. For AIM Capital Appreciation Portfolio: notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund; and, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          d. For Van Kampen Enterprise Portfolio: the Fund may not acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          e. For Salomon Brothers Strategic Total Return Bond Portfolio: the Fund may not invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

          f. For Travelers Managed Income Portfolio: the Fund may not purchase securities of any other investment company except as part of a plan of merger or consolidation. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          g. For Pioneer Strategic Income Portfolio: the Fund may not invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     6.   SHORT SALES:

          a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), U.S. Government Securities, Travelers Managed Income, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return, and Pioneer Strategic Income Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

     7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

     8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

     9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

     10.  SHAREHOLDER NOTICE (except MFS Value, Managed Allocation Series:
Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio,
Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

     11. INVESTMENTS IN INTERESTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS: For Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income
Portfolio: no Fund may invest in interests in oil, gas, or other mineral exploration or development programs or leases, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

     12.  WARRANTS: For Strategic Equity Portfolio, Van Kampen Enterprise
Portfolio: no Fund may purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     13. NEW OR UNSEASONED COMPANIES: For Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income
Portfolio: no Fund may invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     14. INADEQUATE INFORMATION: the Van Kampen Enterprise Portfolio may not invest in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

     15. UNLIMITED LIABILITY: the Van Kampen Enterprise Portfolio may not make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

     16. PUTS, CALLS, STRADDLES, SPREADS: the Travelers Managed Income Portfolio may not invest in puts, calls, straddles, spreads and any combination thereof.

     17. PRIVATE PLACEMENT: the Van Kampen Enterprise Portfolio may not acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

     . securities traded on national securities markets are valued at the closing prices on such markets

     . securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEE

                                                                                                       Number of
                                                                                                     Portfolios in    Other Public
                                                 Term of                                                 Fund            Company
                                               Office and                                               Complex       Directorships
                           Position(s) Held     Length of     Principal Occupation During Last Five   Overseen by         Held by
Name Address and Age          with Fund        Time Served                   Years                      Director         Director
------------------------  ------------------  -------------  --------------------------------------  --------------  ---------------
Elizabeth M. Forget*        Chairman of       Since July     President, Met Investors Advisory LLC        66             None
260 Madison Ave.            the Board,        2005           (2000 to present); Executive Vice
11th Floor                     Chief                         President (2000 to present) and Chief
New York, NY                 Executive                       Marketing Officer (2003 to present),
Age 39                      Officer and                      MetLife Investors Group, Inc;
                             President                       President, TAMIC (July 2005 -
                                                             present); Senior Vice President,
                                                             Equitable Distributors, Inc. and Vice
                                                             President, Equitable Life Assurance
                                                             Society of the United States (1996 to
                                                             2000).

Paul Cellupica             Secretary and      Since July     Chief Counsel, Securities Products and       N/A             N/A
MetLife, Inc.               Chief Legal       2005           Regulation, MetLife Inc. (2004 -
One MetLife Plaza             Officer                        present); Vice President and Chief
27-01 Queens Plaza North                                     Legal Officer, TAMIC (July 2005 -
Long Island City, NY                                         present); Assistant Director, Division
11101                                                        of Investment Management, U.S.
Age 41                                                       Securities and Exchange Commission
                                                             (2001-2003), Senior
                                                             Special Counsel, Division
                                                             of Investment Management,
                                                             Securities and Exchange
                                                             Commission (2000-2001).

Peter Duffy                    Chief          Since July     Senior Vice President, MetLife               N/A             N/A
MetLife Advisers LLC         Financial        2005           Advisers, since December 1998; Senior
501 Boylston Street         Officer and                      Vice President; NELICO; Vice
Boston, MA 02116             Tresurer                        President, MetLife; formerly, Vice
Age 49                                                       President and Treasurer, Zenith Fund

Jeffrey P. Halperin        Interim Chief      Since          Assistant Vice President, Corporate          N/A             N/A
Metropolitan Life           Compliance        November       Ethics and Compliance Department,
Insurance Company             Officer         2005           MetLife, Inc. (October 2002 -
One MetLife Plaza                                            present); interim Chief Compliance
27-01 Queens Plaza North                                     Officer of funds sponsored by MetLife
Long Island City, NY                                         and its affiliates (November 2005 -
11101                                                        present); Associate, Goldman Sachs &
Age 37                                                       Co. (May 2000 - July 2001).

NON-INTERESTED TRUSTEES

                                                                                                                        Other
                                                                                                       Number of    Directorships in
                                                 Term of                                             Portfolios in      Public
                              Position(s)       Office and                                            Fund Complex    Companies
                               Held with        Length of    Principal Occupation During Last Five    Overseen by      Held by
Name Address and Age             Fund          Time Served                   Years                     Director        Director
------------------------  ------------------  -------------  --------------------------------------  -------------  ----------------
Robert E. McGill, III     Trustee             Since 1991     Retired manufacturing executive.             39            None
295 Hancock Street                                           Director (1983-1995), Executive Vice
Williamstown, MA                                             President (1989-1994) and Senior Vice
Age 74                                                       President, Finance and Administration
                                                             (1983-1989), The Dexter Corporation
                                                             (manufacturer of specialty chemicals
                                                             and materials); Vice Chairman
                                                             (1990-1992), Director (1983-1995),
                                                             Life Technologies, Inc. (life
                                                             science/biotechnology products);
                                                             Director, (1994-1999), The
                                                             Connecticut Surety Corporation
                                                             (insurance); Director (1995-2000),
                                                             Chemfab Corporation (specialty
                                                             materials manufacturer); Director
                                                             (1999-2001), Ravenwood Winery, Inc.;
                                                             Director (1999-2003), Lydall Inc.
                                                             (manufacturer of fiber materials);
                                                             Member, Board of Managers
                                                             (1974-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1990-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

Lewis Mandell             Trustee             Since 1991     Professor of Finance and Managerial          39            Director
160 Jacobs Hall                                              Economics, University at Buffalo                        (2000-present),
Buffalo, NY                                                  since 1998. Dean, School of                             Delaware North
Age 62                                                       Management (1998-2001), University at                        Corp.
                                                             Buffalo; Dean, College of Business                       (hospitality
                                                             Administration (1995-1998), Marquette                      business)
                                                             University; Professor of Finance
                                                             (1980-1995) and Associate Dean
                                                             (1993-1995), School of Business
                                                             Administration, and Director, Center
                                                             for Research and Development in
                                                             Financial Services (1980-1995),
                                                             University of Connecticut; Member,
                                                             Board of Managers (1990-present), six
                                                             Variable Annuity Separate Accounts of
                                                             The Travelers Insurance Company+;
                                                             Trustee (1990-present), five Mutual
                                                             Funds sponsored by The Travelers
                                                             Insurance Company.++

Frances M. Hawk,          Trustee             Since 1991     Private Investor, (1997-present);            39              None
CFA, CFP                                                     Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                                         Management Company, Inc. (investment
Downingtown, PA                                              management); Assistant Treasurer,
Age 57                                                       Pensions and Benefits. Management
                                                             (1989-1992), United Technologies
                                                             Corporation (broad-based designer and
                                                             manufacturer of high technology
                                                             products); Member, Board of Managers
                                                             (1991-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1991-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

----------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met one time.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Trust. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES         PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Elizabeth Forget                       N/A                      N/A                      N/A
  Chairman and Trustee ....

INDEPENDENT TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES          PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Robert E. McGill, III         $             2,634.62            N/A             $                68,500/(2)/
 Trustee ...............
Lewis Mandell
 Trustee ...............      $             1,923.08            N/A             $               50,000
Frances M. Hawk, CFA, CFP
 Trustee ...............      $             2,096.15            N/A             $               54,500

----------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.
(2) Affiliates of the Adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN  DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                               THE COMPANY                           COMPANIES
-----------------------    ------------------------------------  ----------------------------------
Elizabeth Forget ......                  None                                  None
Robert E. McGill, III .                  None                                  None
Lewis Mandell .........                  None                                  None
Frances M. Hawk .......                  None                                  None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and subadvisers, and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TIA and TAMIC provide investment supervision to the Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

          (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

          (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

          (3) supervising the investment program prepared for the Funds by the subadviser;

          (4) monitoring, on a continuing basis, the performance of the Fund's securities;

          (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

          (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

THE ADVISERS

TRAVELERS INVESTMENT ADVISER, INC. ("TIA")

TIA manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup Inc. TIA's principal offices are located at One Cityplace, Hartford, Connecticut, 06103.

TIA and the Trust have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective Fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios not included in the TIA Portfolios (each, a "TAMIC Portfolio"). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115.

TAMIC and the Trust have entered into subadvisory agreements with different subadvisers for the TAMIC Portfolios. Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and place and execute, in the Fund's name, all orders for the portfolio transactions.

THE SUBADVISERS

For services rendered to the Portfolios, each subadviser charges a fee to TIA and TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

A I M CAPITAL MANAGEMENT, INC.
AIM CAPITAL APPRECIATION PORTFOLIO

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
FEDERATED STOCK PORTFOLIO

Federated Equity Management Company of Pennsylvania ("FEMCOPA") serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO
STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC, and the subadviser to Strategic Equity Portfolio under a subadvisory agreement with TIA. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. As of March 30, 2004, FMR and its affiliates, Fidelity management & Research (U.K.) Inc. ("FMR U.K."), and Fidelity Management & Research (Far East) Inc. ("FMR Far East") managed over $610 billion in assets. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC"), pursuant to which FMRC has primary responsibility for choosing investments for the Strategic Equity Portfolio.

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMRC, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUB-SUBADVISORY ARRANGEMENTS. FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to apply credits generated from brokerage activity towards third-party research services. The subadviser may place trades with certain brokers with which it is under common control, provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized brokers affiliated with the subadviser to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO

Massachusetts Financial Services Company (referred to as "MFS") is the Fund's sub-adviser. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate for the portfolios subadvised by MFS, the combined average daily net assets of all three portfolios are used in performing the calculation.

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO
PIONEER STRATEGIC INCOME PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

TIMCO ASSET MANAGEMENT, INC. (FORMERLY "THE TRAVELERS INVESTMENT MANAGEMENT COMPANY") ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio, and the Style Focus Series Small Cap Growth and Small Cap Value Funds. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
MANAGED ALLOCATIONS SERIES:

AGGRESSIVE PORTFOLIO
MODERATE-AGGRESSIVE PORTFOLIO
MODERATE PORTFOLIO
MODERATE-CONSERVATIVE PORTFOLIO
CONSERVATIVE PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS
_____________________

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman"), located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
CONVERTIBLE SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
TRAVELERS MANAGED INCOME PORTFOLIO

Salomon Brothers Asset Management Inc. ("SaBAM"), located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, SaBAM had over $82.8 billion in assets under management. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup Inc.

VAN KAMPEN ASSET MANAGEMENT INC.
VAN KAMPEN ENTERPRISE PORTFOLIO

Van Kampen Asset Management Inc. ("VKAM") is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. VKAM is a diversified asset management company with more than $431 billion under management or supervision as of December 31, 2004.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

CURRENT FEES

For serving as investment adviser to the portfolios, TAMIC and TIA receive a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except the three portfolios subadvised by MFS, which are based on a percentage of the combined average daily net assets of each Fund for which MFS is the subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to the investment advisers as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that the advisers pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

The table also shows any expense caps and fee waivers that are in place. Under an Expense Cap Agreement, TAMIC has agreed to reimburse each of the portfolios that it advises (except Travelers Managed Income Portfolio) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges, taxes and extraordinary expenses, exceeds the expense caps shown below of the Portfolio's average net assets for any year. The adviser may terminate the Expense Cap Agreement upon 60 days' notice, except for the following Funds, where the adviser has a contractual expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses through May 1, 2006: Pioneer Mid Cap Value Portfolio, Managed Allocation Series: Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio, Style Focus Series: Small Cap Growth Portfolio and Small Cap Value Portfolio.

The advisers have also agreed to waive their fees to the extent the aggregate expenses of each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, and Salomon Brothers

Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the expense caps shown below of the Portfolio's average net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI.

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Convertible Securities      0.60%                       0.25%                       0.80%

Disciplined Mid Cap Stock   0.70%                       0.35%                       0.95%

Equity Income*              0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Federated High Yield        0.65%                       0.40%                       0.95%

Federated Stock             0.625%                      0.375%                      0.95%

Large Cap*                  0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Mondrian International      0.775% on the first $100    0.425% on the first $100    1.25%
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million

MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the first $600    1.00%
                            million; 0.7525% on the     million; 0.350% on the
                            next $300 million;          next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion

MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600    1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion

Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250     1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core)*            next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250    1.25%

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Travelers Quality Bond      0.3233%                     0.20%                       0.75%

U.S. Government Securities  0.3233%                     0.20%                       1.25%

Zero Coupon Bond Fund       0.10%                       0.10%                       0.15%
Portfolio

Style Focus Series: Small   0.825% on the first $50     0.450% on the first $50     1.10%
Cap Value Portfolio         million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400 million;
                            0.750% on the next $500     0.375% on the next $500
                            million; 0.725%; over $1    million; 0.350% over $1
                            billion                     billion

Style Focus Series: Small   0.850% on the first $100    0.475% on the first $100    1.10%
Cap Growth Portfolio        million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250 million;
                            0.750% on the next $250     0.375% on the next $250
                            million; 0.725% on the      million; 0.350% on the
                            next $250 million; 0.700%   next $250 million; 0.325%
                            over $1 billion             over $1 billion

Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250    1.10%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

AIM Capital Appreciation    0.80%                       0.375%                      1.25%
Portfolio

MFS Total Return            0.80% on the first $600     0.375% on the first $600    1.25%
Portfolio*+                 million; 0.775% on the      million; 0.350% on the
                            next $300 million; 0.75%    next $300 million; 0.325%
                            on the next $600 million;   on the next $600 million;
                            0.725% on the next $1       0.300% on the next $1
                            billion; 0.675% in excess   billion; 0.250% in excess
                            of $2.5 billion             of $2.5 billion

Pioneer Strategic Income    0.75%                       0.35%                       1.25%
Portfolio

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Salomon Brothers            0.80%                       0.375%                      1.50%
Strategic Total Return
Bond Portfolio

Strategic Equity            0.80%                       0.450% on the first $250    1.25%
Portfolio                                               million; 0.400% on the
                                                        next $500 million;
                                                        0.350% over $750 million

Travelers Managed Income    0.65%                       0.30%                       1.25%
Portfolio

Van Kampen Enterprise       0.70%                       0.325%                      1.25%
Portfolio

Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) were as follows:

                                                   SUBADVISORY FEE PAID
                            ADVISORY FEE PAID TO       BY TAMIC TO
                                   TAMIC               SUBADVISER
                            (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
FUND                         DAILY NET ASSETS)       DAILY NET ASSETS)
-------------------------   --------------------   --------------------
Equity Income                               0.75%                  0.45%
Large Cap                                   0.75%                  0.45%
Mondrian International                     0.825%                 0.475%
Stock (formerly Lazard
International Stock)
MFS Mid Cap Growth                          0.80%                 0.370%
MFS Value                                  0.750%                 0.375%
Mercury Large Cap Core                     0.800%                 0.375%
(formerly Merrill Lynch
Large Cap Core)
Pioneer Fund                               0.750%                 0.375%
MFS Total Return                            0.80%                 0.375%

+ The fee schedule stated above for MFS Mid Cap Growth Portfolio went into effect on February 25, 2005. For the MFS portfolios the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assets of (1) the MFS Mid Cap Growth Portfolio, (2) the MFS Value Portfolio, and (3) the MFS Total Return Portfolio of the Trust is used. Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth Portfolio were as follows:

Average Daily Net Assets        Advisory Fee
First $600 million                     0.800%
Next $300 million                      0.775%
Next $600 million                      0.750%
Next $1 billion                        0.725%
Over $2.5 billion                      0.675%

++ From September 1, 2004 to May 1, 2005, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets     Advisory Fee     Subadvisory Fee
First $100 million                  0.825%              0.475%
Next $400 million                   0.775%              0.425%
Next $500 million                   0.725%              0.375%
Over $1 billion                     0.700%              0.350%

# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

The investment advisory fees paid to TAMIC (Smith Barney Fund Management LLC ("SBFM") for Pioneer Fund Portfolio, for 2002) by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Convertible Securities...............   $         561,951   $         353,452   $         292,925

Disciplined Mid Cap Stock............   $       1,237,113   $         910,327   $         813,596

Equity Income........................   $       2,383,119   $       1,732,205   $       1,487,573

Federated High Yield.................   $         520,768   $         404,314   $         272,519

Federated Stock......................   $         196,073   $         175,132   $         216,557

Large Cap............................   $       1,848,132   $       1,473,633   $       1,611,925

Mondrian International Stock.........   $       1,264,681   $         867,230   $         918,645

MFS Mid Cap Growth...................   $       1,593,939   $       1,275,200   $       1,505,346

MFS Value............................   $         293,439   $         252,534   $         239,112

Mercury Large Cap Core...............   $         920,627   $         855,069   $       1,067,422

Pioneer Fund.........................   $         217,848   $         104,521   $         183,378

Travelers Quality Bond...............   $         642,159   $         688,640   $         582,525

U.S. Government Securities...........   $         680,899   $         770,679   $         550,096

Zero Coupon Bond Fund (Series 2005)..   $           5,282   $           6,840   $           6,090

Travelers Managed Income/(1)/........   $       1,738,738   $       1,493,297   $       1,371,366

     1.   Fiscal Year ends October 31.

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003        DECEMBER 31, 2002
-----                                   -----------------   -----------------        -----------------
Disciplined Mid Cap Stock............   $         618,556   $         455,159        $         406,798
Equity Income........................   $       1,403,410   $       1,002,193        $         894,504
Federated High Yield.................   $         316,717   $         239,353        $         167,704
Federated Stock......................   $         117,228   $         103,938        $         129,934
Large Cap............................   $       1,092,489   $         868,599        $         992,245
Mondrian International Stock.........   $         705,410   $         488,248        $         528,917
MFS Mid Cap Growth...................   $         741,211   $         582,713        $         705,631
MFS Value............................   $         144,604   $         123,833        $         119,556
Mercury Large Cap Core...............   $         425,500   $         400,811/(2)/   $         500,354
Pioneer Fund.........................   $         107,093   $          52,260/(3)/   $             N/A/(4)/

     2. Prior to November 17, 2003, MFS served as the subadviser to the Fund. From November 17, 2003 to December 31, 2003, TAMIC paid $14,865 to MILM. For the period ended November 17, 2003 TAMIC paid $385,946 to MFS.
     3. Subadvisery fees paid to Pioneer for the period from May 1, 2003 to December 31, 2003.
     4.   Prior to May 1, 2003 the Fund did not have a subadviser.

The investment advisory fees paid to TIA by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Strategic Equity.....................   $       4,309,824   $       4,111,462   $       5,709,381
AIM Capital Appreciation.............   $       1,666,629   $       1,325,641   $       1,695,527
Van Kampen Enterprise................   $         626,777   $         659,761   $         999,136
MFS Total Return.....................   $       8,720,765   $       7,184,052   $       6,883,931
Salomon Brothers Strategic Total
 Return Bond                            $         151,616   $         182,258   $         137,716
Pioneer Strategic Income.............   $         739,126   $         759,584   $         862,138

Under an expense cap agreement, TAMIC has agreed to reimburse each of the portfolios of the Trust for which it serves as adviser (except Travelers Managed Income Portfolio, with which it has a voluntary fee waiver) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. TAMIC may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004, the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                     2004         2003         2002
------                                 ----------   ----------   ----------
Convertible Securities.............    $        0   $        0   $    6,833
Disciplined Mid Cap Stock..........    $        0   $        0   $        0
Equity Income......................    $        0   $        0   $        0
Federated High Yield...............    $        0   $        0   $        0
Federated Stock....................    $        0   $        0   $        0
Large Cap..........................    $        0   $        0   $        0
Mondrian International Stock.......    $        0   $        0   $        0
MFS Mid Cap Growth.................    $        0   $        0   $        0
MFS Value..........................    $   55,171   $   26,185   $   44,292
Mercury Large Cap Core.............    $        0   $        0   $        0
Travelers Quality Bond.............    $        0   $        0   $        0
U.S. Government Securities.........    $        0   $        0   $        0
Zero Coupon Bond Fund (Series 2005)    $   77,605   $   69,291   $   68,397

Under a voluntary fee waiver arrangement, the advisers have agreed to waive their fees to the extent that the aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, for each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio exceed the expense limits shown on the previous table of each Portfolio's average net assets for the year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. For the year ended October 31, 2004, the advisers waived a portion of their fee for the Portfolios of the Fund as follows:

                                                          FISCAL YEAR ENDED
FUNDS                                                      OCTOBER 31, 2004
------                                                    ------------------
Strategic Equity .....................................    $            1,741
AIM Capital Appreciation .............................    $            1,741
Van Kampen Enterprise ................................    $            1,704
MFS Total Return .....................................    $            1,741
Salomon Brothers Strategic Total Return Bond .........    $            1,741
Pioneer Strategic Income .............................    $            1,741
Travelers Managed Income .............................    $            1,741

                             THE PORTFOLIO MANAGERS

AIM CAPITAL APPRECIATION

DESCRIPTION OF COMPENSATION STRUCTURE. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     . Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     . Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     . Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     . Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     . Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Fund is managed by the following portfolio managers from AIM Capital Management, Inc.:

NAME                            BUSINESS EXPERIENCE

Larry Sachnowitz                Senior Portfolio Manager (lead manager), AIM
(since September 16, 2005)      Capital Management, Inc. and/or its affiliates
                                since 1987

Kirk L. Anderson                Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1994

James G. Birdsall               Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1995

Robert J. Lloyd                 Portfolio Manager, AIM Capital Management, Inc.
(since May 1, 2003)             and/or its affiliates since 2000; trader for
                                American Electric Power from 1997 to 2000

                             OTHER MANAGED ACCOUNTS

                            As of September 30, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER          MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------
Larry Sachnowitz             14 Registered Mutual Funds with $19,111,981,950 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Kirk L. Anderson             15 Registered Mutual Funds with $13,037,601,113 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

James G. Birdsall            13 Registered Mutual Funds with $13,035,932,377 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Robert J. Lloyd              6 Registered Mutual Funds with $9,789,085,540 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

----------
1 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds it manages have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the funds managed by it have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CONVERTIBLE SECURITIES, TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES, ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005), SALOMON BROTHERS STRATEGIC TOTAL RETURN AND TRAVELERS MANAGED INCOME

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

The CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Convertible Securities Portfolio is co-managed by Peter Luke and Kent Bailey. Mr. Luke is a director of SaBAM and is the senior portfolio manager for convertible strategies and a sector manager for balanced strategies. He has 38 years of industry experience. Prior to joining SaBAM in July 2001, he was the convertibles portfolio manager at General Motors Investment Management Corp. Mr. Bailey is a vice president at SaBAM and is a co-manager for convertible strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined SaBAM in April 2001. Prior to joining SaBAM in April 2001, he worked as a convertible analyst at Morgan Stanley.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                     September 30, 2005      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
P. Luke             a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

K. Bailey           a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Fund                 (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Travelers Quality   a) 0                   a) 0                    a) None
Bond                b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

U.S. Government     a) 0                   a) 0                    a) None
Securities          b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

Zero Coupon Bond    a) 0                   a) 0                    a) None
                    b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

Salomon Brothers Strategic Total Return Bond Portfolio is managed by David Scott, Roger Lavan and Peter Wilby.

David Scott, FIA
Managing Director

Head of Traditional Investment Group responsible for the traditional global bond product
22 years of industry experience
Joined SaBAM Limited in April 1994
Salomon Brothers Asset Management Limited Investment Policy Committee Member J.P. MORGAN INVESTMENT MANAGEMENT - responsible for global and non-dollar portfolios
MERCURY ASSET MANAGEMENT - responsible for captive insurance portfolios and products
THE WYATT COMPANY - Consultant, advising companies on pension and employee related benefit issues
Fellow of the Institute of Actuaries
BSc in Mathematics and Economics from Nottingham University

Roger M. Lavan, CFA
Managing Director

Senior Portfolio Manager responsible for U.S. Governments, mortgage and asset-backed securities
20 years of industry experience
Joined Salomon Brothers Asset Management Inc in May 1990
Salomon Brothers Asset Management Investment Policy Committee Member
SALOMON BROTHERS INC - research and analyst of institutional investment grade fixed income portfolios
Member, CFA Institute
Member of the New York Society of Security Analysts
BS in Management from the State University of New York and MBA from Fordham University

Peter J. Wilby, CFA
Managing Director, Chief Investment Officer - North American Fixed Income

Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios Salomon Brothers Asset Management Investment Policy Committee Member
22 years of industry experience
Joined Salomon Brothers Asset Management Inc in 1989
PRUDENTIAL INVESTMENT CO. - Fixed Income Portfolio Manager specializing in high yield debt securities;
Director of credit research unit, responsible for all corporate and sovereign credit research; credit Analyst
Certified Public Accountant
Member, Citigroup Asset Management Executive Committee
Member, New York Society of Security Analysts
Member, Council on Foreign Relations
Member, CFA Institute
BBA and MBA in Accounting from Pace University


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
D. Scott            a) 5                   a) 1.75 billion         0
                    b) 20                  b) 1.41 billion
                    c) 24                  c) 3.13 billion

R. Lavan            a) 16                  a) 6.89 billion         0
                    b) 4                   b) 0.40 billion
                    c) 4                   c) 1.87 billion

P. Wilby            a) 33                  a) 18.61 billion        0
                    b) 15                  b) 1.91 billion
                    c) 47                  c) 7.79 billion

TRAVELERS MANAGED INCOME PORTFOLIO

Travelers Managed Income Portfolio is co-managed by Gene Collins and Kurt Lin.

Gene Collins
Senior Vice President

Senior portfolio manager responsible for managing U.S. investment grade portfolios 32 years of industry experience, in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities Member of The Bond Club of New York
MA in Economics from the University of Toledo; studied for a PhD at the University of Rochester in Economics

Kurt Lin
Vice President

Senior Portfolio Manager responsible for managing U.S. investment grade portfolios and structured products
In addition to portfolio management, Kurt trades corporate bonds, derivatives and currencies
Joined the firm in 1997
SMITH BARNEY - senior derivatives trader
CITIBANK - traded interest rate derivatives for five years
BANK OF MONTREAL as a derivatives salesperson
BS in Economics and an MBA in Finance from New York University

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
G. Collins          a) 4                   a) 0.52 billion         0
                    b) 0                   b) 0
                    c) 16                  c) 2.88 billion

K. Lin              a) 4                   a) 0.52 billion         0
                    b) 2                   b) 0.06 billion
                    c) 10                  c) 2.81 billion

As of November 2005, none of the Portfolio Managers of the Funds held any shares in any of the Funds.

FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Nathan H. Kehm became the Fund's portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to

December 1997. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Investment Product Performance score is calculated with an equal weighting of: each account managed by the portfolio manager, as well as certain additional accounts for which Mr. Kehm provides research and analytical support.


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Mark Durbiano*      a) 8 funds             a) $4,339.09 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 3 portfolios        b) $462.95 million      based on the performance of
                                                                   the account.
                    c) 4 accounts          c) $166.17 million

Nathan H. Kehm*     a) 7 funds             a) $4,213.88 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 1 fund              b) $59.82 million       based on the performance of
                                                                   the account.
                    c) 2 accounts          c) $126.80 million

* Dollar value range of shares owned in the Fund: none.

FEDERATED STOCK PORTFOLIO

Kevin R. McCloskey is the portfolio manager of the fund. William Dierker is named as the back-up portfolio manager of the Fund and is not responsible for day-to-day management of the Fund.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Kevin McCloskey is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard: Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced

Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. McCloskey is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

William Dierker, the back-up portfolio manager, joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Kevin McCloskey*    a) 2 funds             a) $1,681.40 million    None of the Accounts has an
                                                                   advisory fee that is based
                    b) 0                   b) None                 on the performance of the
                                                                   account.
                    c) 8 accounts          c) $300.83 million

* Dollar value range of shares owned in the Fund: none.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history are excluded.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FMR PORTFOLIOS: EQUITY INCOME PORTFOLIO, LARGE CAP PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 3000 Value (for the Equity Income Portfolio) and the S&P 500 Index, and the fund's pre-tax investment performance within the Lipper Equity Income Objective (for the Equity Income Portfolio) and the Lipper Growth (VIP) Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

Stephen Dufour is the portfolio manager of Equity Income Portfolio and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Dufour as of December 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  5                       0                     19

NUMBER OF ACCOUNTS MANAGED WITH             0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            14,216                   720                    159
(IN MILLIONS)

ASSETS MANAGED WITH                         0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

* Includes Equity Income Portfolio.

The dollar range of shares of Equity Income Portfolio beneficially owned by Mr. Dufour as of December 31, 2004 was $0.

Bahaa Fam is the portfolio manager of Large Cap Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Fam as of January 31, 2005:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                       2                      19

NUMBER OF ACCOUNTS MANAGED WITH             2                      none                   none
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            $132                     $372                   $162
(IN MILLIONS)

ASSETS MANAGED WITH                       $127                     none                   none
PERFORMANCE-BASED ADVISORY FEES

The dollar range of shares of Large Cap Portfolio beneficially owned by Mr. Fam as of May 2, 2005 was $0.

Adam Hetnarski is the portfolio manager of Strategic Equity Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Hetnarski as of October 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                        0                     0

NUMBER OF ACCOUNTS MANAGED WITH             1                        0                     0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            6,310                      0                     0
(IN MILLIONS)

ASSETS MANAGED WITH                        530                       0                     0
PERFORMANCE-BASED ADVISORY FEES

* Includes Strategic Equity Portfolio ($508.9 million in assets).

As of October 31, 2004, Mr. Hetnarski was the beneficial owner of no shares of Strategic Equity Portfolio.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May 1, 2005, when Mondrian assumed sub-advisory responsibility for the Fund, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme

All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Fiona Barwick       a) 2                   a) $1,595 million       **
                    b) 0                   b) $0 million
                    c) 10                  c) $1,952 million

Elizabeth Desmond   a) 12                  a) $3,054 million       **
                    b) 3                   b) $1,232 million
                    c) 13                  c) $5,725 million

Clive Gillmore      a) 12                  a) $4,570 million       **
                    b) 0                   b) $0 million
                    c) 14                  c) $1,504 million

Nigel May           a) 6                   a) $2,597 million       **
                    b) 0                   b) $0 million
                    c) 18                  c) $5,825 million

David Tilles        **                     **                      **

** Please note that Mondrian Investment Partners Limited implements common strategies and holdings that are applied to all similar mandates. Though accounts have named portfolio managers the strategy followed reflects the inputs from the entire team of investment professionals and resultant portfolios consistently follow these recommendations. David Tilles, as Chief Investment Officer, has overall responsibility for monitoring consistency. This process seeks to ensure commonality between funds and timely implementation and maintenance of all accounts.

In turn compensation for individual investment professionals is part of company wide team compensation and is not directly related to individual portfolios but is linked primarily to an individual's contribution to the overall research process. Performance, together with the number of accounts and assets in accounts, affect the bonus pool for the whole team of investment professionals and do not directly affect compensation of individuals.

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
David Sette-Ducati  a) 14                  a) $11,692,151,585      a) None
                    b) 0                   b) 0                    b) None
                    c) 6                   c) $119,356,221         c) None

Eric Fischman       a) 13                  a) $11,326,129,985      a) None
                    b) 0                   b) 0                    b) None
                    c) 1                   c) $35,101,489          c) None

MFS VALUE PORTFOLIO

The Fund is managed by Steven R. Gorham, a Senior Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Steven Gorham       a) 23                  a)$30,440,856,090       a) None
                    b) 3                   b)$668,040,520          b) None
                    c) 25                  c)$3,678,416,023        c) None

MFS TOTAL RETURN PORTFOLIO

The Fund is managed by a team of portfolio managers comprised of Brooks Taylor, Senior Vice President of the adviser and lead portfolio manager, Alan Langsner, Vice President of the adviser, Kenneth Enright, Senior Vice President of the adviser, Michael Roberge, Executive Vice President of the adviser, Steven R. Gorham, a Senior Vice President of the adviser, Richard Hawkins, Senior Vice President of the adviser, and William Douglas, Vice President of the adviser. Brooks Taylor has been portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Langsner has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996, and was promoted to Chief Fixed Income Officer and Director of Fixed Income Portfolio Management in 2004. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Hawkins has been a portfolio manager of the fund since 2005 and has been employed in the investment management area of the adviser since 1988. Mr. Douglas joined the investment management area of the adviser as portfolio manager in 2004. Prior to joining MFS, Mr. Douglas was Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

                         Registered Investment       Other Pooled Investment
                              Companies                     Vehicles                   Other Accounts
                      ----------------------------   --------------------------   ---------------------------
                       Number of     Total Asset*    Number of    Total Assets    Number of     Total Assets
Portfolio Manager      Accounts          $           Accounts          $          Accounts           $
------------------    -----------   --------------   ---------   --------------   ----------   --------------
Alan Langsner             17        26,507,068,969     None                   0      None                   0

Brooks Taylor              8        22,441,878,093     None                   0      None                   0

Kenneth Enright           17        26,507,068,969     None                   0       1         1,005,322,940

Michael Roberge           11        24,218,140,884      1            46,107,249       2            65,238,336

Steven Gorham             22        33,000,913,467      2           919,879,417       24        3,555,978,497

Richard O. Hawkins        11        24,614,512,091     None                   0      None                   0

William Douglas            8        22,441,878,093     None                   0      None                   0

*Includes the Fund

With respect to the accounts identified in the table above, Steven Gorham manages 2 pooled investment vehicles and 24 other accounts with assets totaling $919 million and $3.6 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

No portfolio manager owns any shares of the Fund.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

The Fund is managed by Bob Doll. Since September of 2001, Mr. Doll has been President and Chief Investment Officer of MLIM. He is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Fund, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

Number of Other Accounts Managed
by Manager(s) as of December 31,
2004 by Type of Account: (a)            Assets in Other Accounts Managed by          For Accounts Listed Where the Manager's
Registered Investment Company; (b)      Manager by Type of Account: (a) Registered   Compensation is Based on the Account's
Other Pooled Investment Vehicles; (c)   Investment Company; (b) Other Pooled         Performance, the Number of Accounts
Other Accounts.                         Investment Vehicles; (c) Other Accounts      and Assets in the Accounts
-------------------------------------   ------------------------------------------   ---------------------------------------
a) 13                                   a) $5,439,585,763                            a) 0

b) 3                                    b) $794,620,067                              b) 0

c) 2                                    c) $134,765,032                              c) 0

The portfolio manager owned no shares of the fund as of the fiscal year December 31, 2004.

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM: The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY: Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION: MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS: Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS: A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

OTHER BENEFITS: Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM, L.P. and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) a member of a portfolio management team owns an interest in one fund or account he or she manages and not another.

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
John Carey            a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 8                  c) $262,534,000                              c) 0           c) $

Walter Hunnewell      a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 10                 c) $263,319,000                              c) 0           c) $

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
J. Rodman Wright      a) 4                  a) $5,001,608,000          None              a) 2           a) $6,368,549,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 4                  c) $37,217,000                               c) 0           c) 0

Sean Gavin            a) 1                  a) $845,818,000            None              a) 1           a) $2,223,727,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 2                  c) $91,900                                   c) 0           c) 0

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER STRATEGIC INCOME PORTFOLIO

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of

December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
Kennet Taubes         a) 3                  a) $605,981,000            None              0              N/A
                      b) 1                  b) $240,223,000
                      c) 5                  c) $20,091,850


The portfolio manager owned no shares of the Fund as of December 31, 2004.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PIONEER FUND, PIONEER MID CAP VALUE, PIONEER STRATEGIC INCOME

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

DISCIPLINED MID CAP PORTFOLIO AND STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO became an indirect wholly owned subsidiary of Legg Mason. TIMCO and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading


                                             Years with   Years in     Years of
Name               Title/Responsibilities      Firm      Position    Experience
----------------   -----------------------  -----------  ----------  -----------
Dan Willey         Director , President &        10          10          25
                   CEO/Senior Portfolio
                   Manager

John Lau, CFA      Director / Portfolio          9           9           10
                   Manager

Alex Romeo, CFA    Vice President /              6           6           6
                   Portfolio Manager

DANIEL WILLEY
Director, President of TIMCO Asset Management, Inc. (TIMCO)
..Responsible for all investment activities including, portfolio management, research and trading
..25 years of industry experience
..Joined TIMCO in 1994
..TIMCO - Portfolio Manager and Head Equity Trader for quantitative equity strategies
..SHAWMUT NATIONAL BANK - Head Equity Trader
..OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader ..BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst ..TUCKER ANTHONY - Registered Representative
..BLYTH EASTMAN DILLION - Registered Representative
..Member of the Security Traders Association of Connecticut
..BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
..Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development. ..10 years of experience
..Joined TIMCO in 1995

..United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
..Member, Association for Investment Management & Research (AIMR)
..Member, American Finance Association
..Member, New York Society of Financial Analysts
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

ALEXANDER ROMEO, CFA
Vice President
..Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
..6 years of experience
..Joined TIMCO in 1998
..General Dynamics - Systems Engineer
..Structured Technology Corporation - Software Developer
..End2End - Program Manager
..Member, Association of Investment Management and Research (AIMR)
..Member, Stamford Society of Investment Analysts, Inc. (SSIA)
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
Dan Willey                a) 13                                a) $4,659,389,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0

                          c) 11                                c) $1,360,007,279            c) 0

Alexander Romeo           a) 3                                 a) $1,116,733,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0
Account MDEF
                          c) 0                                 c) 0                         c) 0

Dan Willey                a) 14                                a) $4,845,590,093            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 11                                c) $1,360,007,279            c) 0

John Lau                  a) 5                                 a) $2,611,931,128            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 8                                 c) $1,171,462,578            c) 0

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE PORTFOLIOS

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang serve as the Portfolio Managers.

Robert Wang, Managing Director, Senior portfolio. Manager for global asset allocation and global quantitative equity products responsible for implementation, risk control and product management; member of the DeAM Americas Investment Committee and DeAM Global IGAP Oversight Committee: New York. Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. BS in economics from The Wharton School, University of Pennsylvania

Christine Johnson, CFA Director. Product specialist for Advanced Research and Quantitative Strategies: New York. Joined the Company in 1993, formerly serving as a relationship manager for institutional clients, a senior consultant in the Asset Consulting group, and as a performance analyst. BA from Pace University; MBA from Fordham University

Inna Okounkova, Director. Global Asset Allocation portfolio manager: New York. Joined the Company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001. MS from Moscow State University; MBA from University of Chicago Graduate School of Business.

Joe Wong, CFA, Vice President. Quantitative analyst for the Advanced Research and Quantitative Strategies Group: New York. Joined the Company in 1997, previously serving as quantitative analyst in Sydney office, after 5 years of experience as consultant to Equitilink Investment Management and quantitative analyst at Macquarie Investment Management Ltd. BEc from Macquarie University, Australia; MComm from University of NSW, Australia

PORTFOLIO MANAGER COMPENSATION. The Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     . Scudder Investments' performance and the performance of Deutsche Asset Management;

     . Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     . Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                   NUMBER OF
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       COMPANY     TOTAL ASSETS OF
                   REGISTERED   OF REGISTERED    ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGER            COMPANIES      COMPANIES        BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     34          2,928,736,703.34  0              0

Robert Wang        34          2,928,736,703.34  0              0

Inna Okounkova     12          754,902,261.70    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                   NUMBER OF
                                                    POOLED
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       VEHICLE     TOTAL ASSETS OF
                     POOLED       OF POOLED      ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGERS            VEHICLES      VEHICLES         BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     7           478,714,795.70    0              0

Robert Wang        7           478,714,795.70    0              0

Inna Okounkova     2           317,196,143.87    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER ACCOUNTS MANAGED:

                                                   NUMBER OF
                                                     OTHER      TOTAL ASSETS OF
                   NUMBER OF                     ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO    OTHER     TOTAL ASSETS OF    PERFORMANCE      BASED FEE
     MANAGER        ACCOUNTS    OTHER ACCOUNTS     BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ---------------
Janet Campagna     40          6,692,460,383.69  3              79,719,403.54

Robert Wang        40          6,692,460,383.69  3              79,719,403.54

Inna Okounkova     8           408,569,683.42    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

The portfolio managers owned no shares of the fund as of December 31, 2004.

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000. Mr. Bales joined Janus in 1991 and was a research co-analyst from 1993 to 1997.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
TIMCO (see information
under Disciplined Mid
Cap above)

Janus - William H. Bales  a) 2                                 a) $1,650,635,355

                          b) 0                                 b) none

                          c) 0                                 c) None

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted

Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

The Fund is managed by the following portfolio managers from Dreman Value
Management:

                    LENGTH OF INVESTMENT
NAME & TITLE        EXPERIENCE             BUSINESS EXPERIENCE

David Dreman,       Over 30 Years          Chairman & Chief Investment
Portfolio Manager                          Officer of Dreman Value
                                           Management LLC & predecessor
                                           Firms since 1977

Nelson Woodard      Over 20 Years          Managing Director and Senior
Portfolio Manager                          Portfolio
                                           Manager of Dreman Value
                                           Management LLC since 2001

PORTFOLIO MANAGERS COMPENSATION - DREMAN VALUE MANAGEMENT LLC:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

FUND OWNERSHIP BY PORTFOLIO MANAGERS: The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of February 28, 2005.

NAME OF PORTFOLIO   DOLLAR RANGE OF FUND  DOLLAR RANGE OF SCUDDER FUND
     MANAGER            SHARES OWNED             SHARES OWNED

David N. Dreman             None                    None

Nelson Woodard              None                    None

CONFLICTS OF INTEREST: In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                  NUMBER OF
                                                 INVESTMENT
                    NUMBER OF  TOTAL ASSETS OF     COMPANY     TOTAL ASSETS OF
                   REGISTERED    REGISTERED     ACCOUNTS WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER        COMPANIES     COMPANIES        BASED FEE      ACCOUNTS

David N. Dreman       13        $9.0 billion        None           None

Nelson Woodard         2        $2.9 billion        None           None

OTHER POOLED INVESTMENT VEHICLE MANAGED:

                                                  NUMBER OF
                                                   POOLED
                   NUMBER OF   TOTAL ASSETS OF   INVESTMENT    TOTAL ASSETS OF
                     POOLED        POOLED       VEHICLES WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER         VEHICLES      VEHICLES        BASED FEE      ACCOUNTS

David N. Dreman        2        $46 million         None           None

Nelson Woodard         0           None             None           None

OTHER ACCOUNTS MANAGED:

                                                  NUMBER OF
                   NUMBER OF   TOTAL ASSETS OF      OTHER      TOTAL ASSETS OF
NAME OF PORTFOLIO    OTHER     OTHER ACCOUNTS   ACCOUNTS WITH   PERFORMANCE
    MANAGER         ACCOUNTS                     PERFORMANCE     BASED FEE
                                                  BASED FEE      ACCOUNTS

David N. Dreman       99        $2.2 billion        None            None

Nelson Woodard        13         $79 million        None            None

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

VAN KAMPEN ENTERPRISE

The Fund's portfolio is managed within the Subadviser's Enterprise team. Current members of the team include Sandip Bhagat, Managing Director of the Subadviser, Feng Chang, Kevin Jung, Leah Modigliani, and Hooman Yaghoobi, Executive Directors of the Subadviser.

Sandip Bhagat, who is the Fund's lead portfolio manager, has worked for the subadviser since July 2004 and has managed the Fund since November 15, 2004. Prior to that, he was President and Chief Investment Office of Travelers Investment Management Company. Feng Chang has worked for the subadviser since August 2004 and has managed the Fund since November 15, 2004. Prior to that, he was a Quantitative Research Analyst for Travelers Investment Management Company. Kevin Jung has worked for the subadviser since September 1997 and has managed the Fund since November 15, 2004. Leah Modigliani has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004. Hooman Yaghoobi has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004.

Sandip Bhagat and Feng Chang are the lead portfolio managers of the Fund. Leah Modigliani, Kevin Jung, and Hooman Yaghoobi are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The composition of the team may change without notice from time to time.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2004, Sandip Bhagat managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Feng Chang managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Kevin Jung managed 9 mutual funds with a total of $6,466,307,341 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Leah Modigliani managed 3 mutual funds with a total of $1,966,714,861 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Hooman Yaghoobi managed 2 mutual fund with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     .    Cash Bonus;

     .    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          ____________________________________________________________________
          awards--a mandatory program that defers a portion of discretionary
          ______
          year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     .    Investment Management Deferred Compensation Plan (IMDCP) awards--a
          _______________________________________________________________
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     .    Select Employees' Capital Accumulation Program (SECAP) awards--a
          _____________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     .    Voluntary Equity Incentive Compensation Program (VEICP) awards--a
          ______________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     . Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five- year periods.

     . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     .    Contribution to the business objectives of the Investment Adviser.

     .    The dollar amount of assets managed by the portfolio manager.

     .    Market compensation survey research by independent third parties.

     .    Other qualitative factors, such as contributions to client objectives.

     . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2004, none of the portfolio managers beneficially owned securities in the Fund.

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

          (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

          (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

          (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

          (4) take such steps as are necessary to implement the investment programs approved by the Board; and

          (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, and Pioneer (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     . the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     .    the efficiency with which the transaction is effected;

     . the ability to effect the transaction at all where a large block is involved;

     . the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     .    the financial strength and stability of the broker.

     . Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, or Pioneer). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

The Trust's Board of Trustees has determined that agency transactions in equity securities for the Trust may be executed through any broker-dealer affiliate (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Trust as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Trust a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. No adviser may deal with an Affiliated Broker in any transaction in which the Affiliated Broker acts as principal.

The Trust Board has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board and to maintain records in connection with such reviews.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are minimal brokerage commissions to report for Funds that buy bonds.

                                                                                   TOTAL PORTFOLIO
                                                                                    TRANSACTIONS
                                                                                   ASSOCIATED WITH
                                                                                  BROKERS PROVIDING  COMMISSION PAID
                                                                                  RESEARCH SERVICES  TO SUCH BROKERS
FUNDS                                       2004          2003          2002           IN 2004           IN 2004
--------------------------------------  ------------  ------------  ------------  -----------------  ---------------
Convertible Securities Portfolio .....  $      3,994  $      3,609  $      8,124
Disciplined Mid Cap Stock Portfolio ..  $    476,925  $    333,417  $    251,013  $     116,864,453  $       169,973
Equity Income Portfolio ..............  $  1,097,077  $  1,056,970  $    667,858
Federated High Yield Portfolio .......  $         31  $        319
Federated Stock Portfolio ............  $     26,283  $     30,640  $     22,838  $       4,751,746  $         7,615
Large Cap Portfolio ..................  $    382,463  $    374,572  $    501,377
Mondrian International Stock
 Portfolio ...........................  $    317,337  $    145,321  $    226,959  $      50,375,389  $        83,398
MFS Mid Cap Growth Portfolio .........  $    562,777  $    543,840  $  1,345,721
ML Large Cap Core ....................  $     88,809  $    402,652  $    445,351
MFS Value Portfolio ..................  $     29,564  $     54,947  $     51,658
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Pioneer Fund Portfolio ...............  $     14,868  $     31,527  $     48,103
Zero Coupon Bond Fund Portfolio
 (Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
LARGE CAP
_________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          7,474                      2.00%                      4.02%
                             2002  $         16,196                      3.23%                      6.32%
CITIGROUP GLOBAL             2004  $            168                      0.04%                      0.04%

EQUITY INCOME
_____________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          9,743                      0.92%                      2.11%
                             2002  $         16,495                      2.47%                      5.32%

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
MERCURY LARGE CAP CORE
______________________
CITIGROUP GLOBAL             2004                --                        --                         --
                             2003  $            245                      0.06%                      0.06%
                             2002                --                        --                         --

MFS MID CAP GROWTH
__________________
SALOMON SMITH BARNEY         2004                --                        --                         --
                             2003                --                        --                         --
                             2002  $             20                     0.001%                     0.002%
PIONEER FUND
____________
CITIGROUP GLOBAL MKTS        2004  $            326                       2.2%                       2.8%
                             2003  $            322                      1.05%                      0.42%
                             2002                --                        --                         --

For the fiscal year ended December 31, 2004, the Funds held the following securities issued by its regular brokers or dealers:

CONVERTIBLE SECURITIES PORTFOLIO      D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

DISCIPLINED MID CAP PORTFOLIO         D= DEBT / E= EQUITY                    MARKET VALUE
-----------------------------------   -------------------                    ---------------
The Bear Stearns Cos., Inc.                    E                             $       693,150

ML LARGE CAP PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            8,000            $       312,080

EQUITY INCOME PORTFOLIO               D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E            113,800          $     6,807,803
JPMorgan Chase & Co.                           E            105,728          $     4,124,449
The Charles Schwab Corp.                       E            262,940          $     3,144.762
Morgan Stanley                                 E            37,400           $     2,076,448
The Goldman Sachs Group, Inc.                  E            27,900           $     2,902,716
Lehman Brothers Holding Inc.                   E            19,400           $     1,697,112

FEDERATED HIGH YIELD PORTFOLIO        D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

FEDERATED STOCK PORTFOLIO             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            29,900           $     1,166,399
Morgan Stanley                                 E            13,000           $       721,760
The Goldman Sachs Group, Inc.                  E            4,300            $       447,372
Merrill Lynch & Co., Inc.                      E            6,000            $       358,620
Wachovia Corp.                                 E            6,700            $       352,420

MONEY MARKET PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

LARGE CAP PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 E            88,400           $     4,907,968
Bank of America                                E            66,600           $     3,129,534
Wells Fargo & Co.                              E            38,100           $     2,367,915
JPMorgan Chase & Co.                           E            52,296           $     2,040,067

MONDARIAN INTERNATIONAL STOCK
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Credit Suisse Group                            E                             $     4,651,388

MFS MID CAP GROWTH PORTFOLIO          D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

MFS VALUE PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Bank of America Corp.                          E            41,578           $     1,953,750
The Goldman Sachs Group, Inc.                  E            14,130           $     1,470,085
JPMorgan Chase & Co.                           E            24,670           $       962,377
PNC Financial Services Group, Inc.             E            10,200           $       585,888
Mellon Financial Corp.                         E            15,760           $       490,294
Merrill Lynch & Co., Inc.                      E            6,030            $       360,413
Wells Fargo & Co.                              E            5,590            $       347,418
Lehman Brothers Holdings, Inc.                 E            2,800            $       244,944
Franklin Resources, Inc.                       E            2,600            $       181,090

QUALITY BOND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           D                             $     4,718,560
Credit Suisse Group                            D                             $     3,556,272
UBS                                            D                             $     3,061,923
Banc of America                                D                             $     2,792,453
The Goldman Sachs Group, Inc.                  D                             $     2,152,271
Merrill Lynch & Co., Inc.                      D                             $     2,099,137
Lehman Brothers Holdings, Inc.                 D                             $     1,284,629
Morgan Stanley                                 D                             $     1,116,941
Bank of America Corp.                          D                             $     1,045,507

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 D                             $    10,120,417
UBS                                            D                             $     5,992,759
JPMorgan Chase & Co.                           D                             $     4,982,116
CS First Boston Corp.                          D                             $     2,676,594

PIONEER FUND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E                             $       358,979

ZERO COUPON BOND PORTFOLIO            D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

The Trust newly commenced operation of seven Funds (Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio ) that it acquired from the Travelers Series Fund Inc. as of July 1, 2005. Shown below are the amounts of total commissionable transactions for the year ended October 3, 2004 and brokerage commissions paid by the former company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the Predecessor Funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. The Trust has provided all the relevant information obtained from the predecessor funds, and in the future will provide any additional required data as from the date of acquisition of the new Funds.

Brokerage Business Placed With CGM

                                                                                  % OF FUND'S AGGREGATE      TOTAL SOFT DOLLAR
                                                           $ AMOUNT OF TOTAL         DOLLAR AMOUNT OF       COMMISSIONS PAID TO
                                  $ AMOUNT OF TOTAL          COMMISSIONABLE       TRANSACTIONS INVOLVING      BROKERS PROVIDING
                                    COMMISSIONABLE       TRANSACTIONS DIRECTED      COMMISSIONS EFFECTED    RESEARCH SERVICES IN
FUND                             TRANSACTIONS IN 2004           TO CGM                  THROUGH CGM                 2004
--------------------------       --------------------    ---------------------    ----------------------    --------------------
AIM Capital
Appreciation                     $        328,652,352    $          72,846,228                     22.17%   $             40,657
Travelers Managed Income         $                  0                       --                        --                      --
SB Strategic Total
Return Bond                      $            106,762                        0                        --    $                  0
MFS Total Return                 $      1,010,743,949                        0                        --    $                  0
Pioneer Strategic Income         $             33,489                        0                        --    $                  0
Strategic Equity                 $      2,160,980,023                        0                        --    $                  0
Van Kampen Enterprise            $        281,686,198    $          20,896,333                      7.42%   $                  0

Total brokerage commissions paid by Predecessor Funds:

                                                                  % OF TOTAL
                                                              COMMISSIONS PAID BY
FUNDS                                           2004           EACH FUND FOR 2004          2003              2002
---------------------------------------
AIM Capital Appreciation                  $        361,794                  0.110%   $        296,245   $        373,339
Travelers Managed Income                  $              0                     --    $              0   $              0
Salomon Brothers Strategic Total Return   $              0                  0.000%   $              0   $              0
MFS Total Return                          $      1,436,664                  0.142%   $        958,988   $      1,145,750
Pioneer Strategic Income                  $            115                  0.345%   $          3,340   $            154
Strategic Equity                          $      3,130,217                  0.145%   $      2,059,774   $      2,777,976
Van Kampen Enterprise                     $        337,420                  0.120%   $        373,475   $        440,646

Commissions paid by Predecessor Funds to CGM

FUNDS                                       2004                             2003                               2002
--------------------------
                              Commissions      Percentage of     Commissions    Percentage of      Commissions     Percentage of
                              paid to CGM          total         paid to CGM        total          paid to CGM         total
                                                commissions                      commissions                        commissions
                                                   paid                             paid                                paid
AIM Capital Appreciation    $         48,222           13.33%    $       3,883           1.31%     $      14,893             3.99%
Travelers Managed Income                  --                                                               --                  --
Salomon Brothers Strategic
Total Return                              --                                                               --                  --
MFS Total Return            $              0            0.00%    $           0           0.00%     $          55             0.00%
Pioneer Strategic Income    $              0            0.00%    $           0           0.00%     $           0             0.00%
Strategic Equity            $              0            0.00%    $      55,189           2.68%     $     164,769             5.93%
Van Kampen Enterprise       $         30,012            8.89%    $      24,297           6.51%     $      39,993             9.08%

For the fiscal year ended October 31, 2004, the Predecessor Funds held the following securities issued by the regular broker-dealers:

AIM CAPITAL APPRECIATION PORTFOLIO     D= DEBT / E= EQUITY      MARKET VALUE
----------------------------------     -------------------     --------------
JPMorgan Chase & Co.                             E             $    2,053,520
Bank of America Securities                       E             $    2,015,550
Goldman Sachs & Co.                              E             $      875,582


MANAGED INCOME PORTFOLIO               D= DEBT / E= EQUITY       MARKET VALUE
-------------------------              -------------------     --------------
UBS Paine Webber                                 D             $    5,202,880
JPMorgan Chase & Co.                             D             $    2,561,798
Wachovia Securities                              D             $    2,416,534
CS First Boston                                  D             $    2,302,268
Goldman Sachs & Co.                              D             $    2,283,134
Merrill Lynch, Pierce, Fenner & Smith            D             $    2,015,458
Lehman Brothers                                  D             $    1,696,597
Bank of America Securities                       D             $    1,578,681


SB STRATEGIC TOTAL RETURN BOND         D= DEBT / E= EQUITY      MARKET VALUE
------------------------------         -------------------     --------------
Morgan Stanley                                   D             $       84,655
Bear Stearns                                     D             $       84,457
Bank of America Securities                       D             $       82,293
JPMorgan Chase & Co.                             D             $       79,152
Lehman Brothers                                  D             $       24,903


MFS TOTAL RETURN                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Merrill Lynch, Pierce, Fenner & Smith            D             $    1,360,525
Merrill Lynch, Pierce, Fenner & Smith            E             $   14,323,228
Goldman Sachs & Co.                              D             $    2,131,580
Goldman Sachs & Co.                              E             $    6,481,274
Bank of America Securities                       D             $    3,123,896
Bank of America Securities                       E             $   23,411,375
Bear Stearns                                     D             $      508,883
Morgan Stanley                                   D             $    1,879,502
Morgan Stanley                                   E             $    6,192,108
Lehman Brothers                                  D             $    1,587,553

Wachovia Securities                              D             $      863,189
Wachovia Securities                              E             $    2,189,845
CS First Boston                                  D             $    4,115,061
JPMorgan Chase & Co.                             D             $    2,020,899
JPMorgan Chase & Co.                             E             $   23,305,059
Deutsche Bank                                    D             $    1,236,360


PIONEER STRATEGIC INCOME               D= DEBT / E= EQUITY      MARKET VALUE
------------------------               -------------------     --------------
CS First Boston                                  D             $       70,609
Morgan Stanley                                   D             $      875,824
Merrill Lynch                                    D             $       99,873


STRATEGIC EQUITY                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Morgan Stanley                                   E             $   11,132,511
Goldman Sachs & Co.                              E             $    7,594,936
Bank of America Securities                       E             $    2,561,988
Wachovia Securities                              E             $      994,042


VAN KAMPEN ENTERPRISE                  D= DEBT / E= EQUITY      MARKET VALUE
---------------------                  -------------------     --------------
Bank of America Securities                       E             $    1,813,995
JPMorgan Chase & Co.                             E             $    1,225,550
Merrill Lynch                                    E             $      965,526

                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook. A higher portfolio turnover rate may result in higher transaction costs, including brokerage commissions.

FUND                                          2004     2003
----                                          ----     ----
Convertible Securities Portfolio...........     32%      44%
Disciplined Mid Cap Stock..................     91%      61%

FUND                                          2004     2003
----                                          ----     ----
Equity Income..............................    119%     141%
Federated High Yield.......................     38%      57%
Federated Stock............................     31%      41%
Large Cap..................................     56%      60%
Lazard International Stock.................     59%      44%
MFS Mid Cap Growth.........................     81%      98%
MFS Value Portfolio........................     47%      57%
ML Large Cap Core..........................    136%     182%
Travelers Quality Bond.....................      90     191%
U.S. Government Securities.................    150%     143%
Pioneer Fund Portfolio.....................     19%      98%
Zero Coupon Bond Fund, 2005................      0%       0%
Strategic Equity...........................    213%     167%
AIM Capital Appreciation...................     71%      49%
Van Kampen Enterprise......................    157%     123%
MFS Total Return...........................     66%      49%
Salomon Brothers Strategic Total Return....     42%      68%
Travelers Managed Income...................    123%     163%
Pioneer Strategic Income...................     56%     141%

                               FUND ADMINISTRATION

TIA acts as administrator to the TIA Portfolios. The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to all the TAMIC Portfolios, except Travelers Managed Income Portfolio, for which TAMIC is the administrator. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Funds. The administrators pay State Street, as sub-administrator, a fee calculated for each Fund according to the following fee schedule:

         AVERAGE ASSETS                      ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
         --------------                      -------------------------------------------------
         First $100 Million / Fund                                    0.0335%
         Next $100 Million / Fund                                       0.02%
         Thereafter up to $12.5 Billion in assets                       0.01%
         Assets exceeding $12.5 Billion                                0.001%
         Minimum / Fund                                       $       40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005. The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                     2004           2003           2002
------                                ------------   ------------   ------------
Convertible Securities Portfolio...   $     56,195   $     35,345   $     29,293
Disciplined Mid Cap Stock .........   $    106,038   $     78,028   $     69,737
Equity Income .....................   $    119,813   $     41,808             --
Federated High Yield ..............   $     48,071   $     37,321   $     25,156
Federated Stock ...................   $      8,823   $     16,813   $     20,789
Large Cap .........................   $     47,929   $     29,926             --
Lazard International Stock ........   $     92,801   $     63,071   $     66,811

MFS Mid Cap Growth ................   $    119,546   $     95,640   $    112,901
MFS Value .........................   $     23,475   $     20,203   $     19,129
ML Large Cap Core .................   $     69,784   $     64,365   $     80,057
Travelers Quality Bond ............   $    119,176   $    127,802   $    108,109
U.S. Government Securities ........   $    126,365   $    143,027   $    103,175
Pioneer Fund Portfolio ............   $     17,428   $     13,786   $     16,927
Zero Coupon Bond Fund (Series 2005)   $      3,169   $      4,104   $      3,654
AIM Capital Appreciation ..........   $    208,329   $    165,705   $    211,799
Travelers Managed Income ..........             --             --             --
Salomon Brothers Strategic Total
 Return ...........................   $     18,952   $     22,782             --
MFS Total Return ..................   $  1,090,101   $    898,007   $    860,334
Pioneer Strategic Income ..........   $     98,550   $    101,278   $    114,868
Strategic Equity ..................   $    538,728   $    513,933   $    713,673
Van Kampen Enterprise .............   $     89,540   $     94,252   $    142,730

Prior to July 1, 2003, the Trust, or behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2002 and 2003, the Fund administration fees for Large Cap Portfolio were $79,138 and $33,429, respectively and for Equity Income Portfolio were $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 29 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment
     .    no more than 70% by any two investments
     .    no more than 80% by any three investments
     .    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years prior to the expiration of the applicable carryforward.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      995,983           2010

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      139,166           2011
    Federated High Yield Portfolio         $    4,648,588           2009
    Federated High Yield Portfolio         $    6,217,956           2010
    Federated High Yield Portfolio         $    1,599,086           2011
        Federated Stock Portfolio          $      776,231           2011
            Large Cap Portfolio            $   34,154,428           2009
            Large Cap Portfolio            $   52,058,326           2010
            Large Cap Portfolio            $   14,415,260           2011
Mondrian International Stock Portfolio     $    3,632,501           2009
Mondrian International Stock Portfolio     $   22,825,140           2010
Mondrian International Stock Portfolio     $    7,456,114           2011
Merrill Lynch Large Cap Core Portfolio     $   38,357,682           2009
Merrill Lynch Large Cap Core Portfolio     $   38,835,384           2010
      MFS Mid Cap Growth Portfolio         $    7,213,977           2009
      MFS Mid Cap Growth Portfolio         $  221,143,577           2010
          Pioneer Fund Portfolio           $      389,670           2009
          Pioneer Fund Portfolio           $   12,362,910           2010
          Pioneer Fund Portfolio           $    1,284,282           2011
  Travelers Quality Bond Portfolio         $    1,232,729           2011
  Travelers Quality Bond Portfolio         $      452,203           2012

As of October 31, 2004, the following Funds have capital loss "carryforwards" as indicated below.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           OCTOBER 31,
----------------------------------------   --------------    -----------------
Salomon Brothers Strategic Total Return    $      759,000           2007
            Bond Portfolio
Salomon Brothers Strategic Total Return    $      938,000           2008
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       42,000           2009
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       20,000           2010
            Bond Portfolio
  AIM Capital Appreciation Portfolio       $   27,595,000           2009
  AIM Capital Appreciation Portfolio       $   25,304,000           2010
  AIM Capital Appreciation Portfolio       $   11,887,000           2011
  Pioneer Strategic Income Portfolio       $    1,028,000           2006
  Pioneer Strategic Income Portfolio       $    5,086,000           2007
  Pioneer Strategic Income Portfolio       $    3,077,000           2008
  Pioneer Strategic Income Portfolio       $    7,414,000           2009
  Pioneer Strategic Income Portfolio       $   11,399,000           2010
  Pioneer Strategic Income Portfolio       $    2,263,000           2011
      Strategic Equity Portfolio           $  231,371,000           2010
    Van Kampen Enterprise Portfolio        $   27,341,000           2009
    Van Kampen Enterprise Portfolio        $   34,688,000           2010
    Van Kampen Enterprise Portfolio        $    8,209,000           2011
        Travelers Managed Income           $    4,796,000           2011
        Travelers Managed Income           $      533,000           2012

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Funds' "average annual total return" figures that are in the prospectuses are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which these Funds are investment options. The performance of the Funds will vary in response to fluctuations in market conditions, interest rates, the composition of the Funds' investments, and expenses. These figures are historical and are not a guarantee of future performance.

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P (1+T)/n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser's or, as applicable, the Subadviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Adviser of the Subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Trust publishes the quarterly percentage portfolio holdings for each of the Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                              FINANCIAL STATEMENTS

Except for the Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios, whose fiscal year end is October 31st, the Funds' fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent auditor selected to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Trust. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Trust.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Sullivan & Worcester serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

     (1)  High Grade

     (2)  Investment Grade

     (3)  Medium Grade

     (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

     1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. B: An issue that is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

     a.   Likelihood of default

     b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     c.   Nature of and provisions of the obligation; and

     d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

     1. AAA-- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. AAA -- Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high-grade bonds. AA bonds are rated lower than AAA bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds that are rated BAA are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA -- Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

     Fitch ratings are as follows--

     1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA" Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

     3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

     7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     8. CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     9.   C-- Bonds are in imminent default in payment of interest or principal.

     10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD", "DD," or "D" categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
________________________________________________________________________________

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the subadviser. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from a subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.
                                                               ___________

                                 TIMCO AND SABAM
                      PROXY VOTING POLICIES AND PROCEDURES

TIMCO and SaBAM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO and SaBAM became indirect wholly owned subsidiaries of Legg Mason. TIMCO and SaBAM and all portfolio management personnel retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      FIDELITY FUND PROXY VOTING GUIDELINES
                         (FUNDS SUB-ADVISED BY FMR CO.)
                                   MARCH 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity Income Portfolio and Large Cap Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

     For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

  .  Whether the repricing proposal excludes senior management and directors;

  . Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

  . Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

  . Whether the restricted stock award exchange proposal excludes senior management and directors;

  . Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

  . Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

     B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

     A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

     A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                               FEDERATED INVESTORS
                             PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Curtis R. Gross)

           Senior Portfolio Manager (William C. Dierker)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

               1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

               2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

               3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

               4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                    . That the Advisers have a significant business relationship with the Interested Company;

                    .    The proposals regarding which proxies were cast;

                    . Any material communications between the Advisers and the Interested Company regarding the proposal; and

                    . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

               5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                               FEDERATED INVESTORS
                            PROXY VOTING POLICIES AND
                                    PRACTICES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     . In favor of the full slate of directors nominated in an uncontested election;

     . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     .    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

     . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

     .    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                  FEBRUARY 2005

INTRODUCTION

Mondrian Investment Partners Limited("MIP") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Head of Compliance. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides MIP with its own proxy voting guidelines, MIP will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

     . there are concerns about the accounts presented or audit procedures used; or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     . there are serious concerns about the accounts presented or the audit procedures used;

     .    the auditors are being changed without explanation; or

     . non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

     . there are serious concerns about the statutory reports presented or the audit procedures used;

     . questions exist concerning any of the statutory auditors being appointed; or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

     .    Adequate disclosure has not been met in a timely fashion;

     .    There are clear concerns over questionable finances or restatements;

     .    There have been questionable transactions with conflicts of interest;

     . There are any records of abuses against minority shareholder interests; and

     .    the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Generally vote FOR discharge of the board and management, unless:

     . there are serious questions about actions of the board or management for the year in question; or

     .    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
__________________

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
___________________

Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

     .    clear evidence of past abuse of the authority is available; or

     .    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Generally vote FOR mergers and acquisitions, unless:

     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

RE-INCORPORATION PROPOSALS:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

                        MERRILL LYNCH INVESTMENT MANAGERS
                             PROXY VOTING GUIDELINES
                                DECEMBER 17, 2002

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,/2/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA")./3/ When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies./4/

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts./5/

----------

/1/ In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
/2/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).
/3/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/4/ Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.
/5/ To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties./6/ As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./7/

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote./8/ All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

----------

/6/ If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
/7/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.
/8/ The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

Voting Proxies for Foreign Companies. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM Affiliates. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

----------

/9/ SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

          VOTE and DESCRIPTION
     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business voted to implement or renew a "dead-hand" poison pill ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.
     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
     A.3  FOR proposals to declassify Boards of Directors
     A.4  AGAINST proposals to classify Boards of Directors
     A.5  AGAINST proposals supporting cumulative voting
     A.6  FOR proposals eliminating cumulative voting
     A.7  FOR proposals supporting confidential voting
     A.8  FOR proposals seeking election of supervisory board members
     A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST proposals for term limits for directors A.11 AGAINST proposals to establish a mandatory retirement age for directors
     A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.
     A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors
     A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
     A.17 FOR proposals to elect account inspectors
     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
     A.19 FOR proposals permitting shareholder ability to nominate directors directly
     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
     A.21 FOR proposals permitting shareholder ability to remove directors directly
     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for
          . auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent
          . auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation
          . on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company
     B.2  FOR proposal seeking authorization to fix the remuneration of auditors
     B.3  FOR approving internal statutory auditors

     C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
     C.2  FOR proposals to eliminate retirement benefits for outside directors
     C.3 AGAINST proposals to establish retirement benefits for outside directors
     C.4 FOR proposals approving the remuneration of directors or of supervisory board members
     C.5  AGAINST proposals to reprice stock options
     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.
     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
     C.8  AGAINST proposals seeking to pay outside directors only in stock
     C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights
     D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
     D.3  FOR proposals approving share repurchase programs
     D.4  FOR proposals to split a company's stock
     D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill
     E.2  FOR proposals seeking to redeem a poison pill
     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR proposals to change the company's name

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
     F.2 FOR proposals designating two shareholders to keep minutes of the meeting
     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
     F.4 FOR proposals approving the discharge of management and the supervisory board
     F.5  FOR proposals approving the allocation of income and the dividend
     F.6 FOR proposals seeking authorization to file required documents/other formalities
     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
     F.8  FOR proposals appointing inspectors of elections
     F.9  FOR proposals electing a chair of the meeting
     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet
     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     G.1 AGAINST proposals seeking to have companies adopt international codes of conduct
     G.2  AGAINST proposals seeking to have companies report on:
          .    environmental liabilities;
          .    bank lending policies;
          .    corporate political contributions or activities;
          .    alcohol advertising and efforts to discourage drinking by minors;
          .    costs and risk of doing business in any individual country;
          .    involvement in nuclear defense systems
     G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
     G.4  AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

     Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

     We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders.

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

     We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          .    Proposed use of the additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                    B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                    C = SHARES GRANTED BUT UNEXERCISED AND
                    D = SHARES OUTSTANDING.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          . We are generally in favor of proposals that increase participation beyond executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                   APPENDIX B
                                   __________

--------------------------------------------------------------------------------

                          JANUS CAPITAL MANAGEMENT LLC

                             PROXY VOTING PROCEDURES
                                  DECEMBER 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are

----------
/1/ All references to portfolio managers include assistant portfolio managers.

processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.
     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).
     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.
     9. Janus will generally vote with management regarding proposals to declassify a board.
     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.
     15. Janus will generally vote in favor of proposals requiring the expensing of options.
     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
     17. Janus will generally oppose proposals regarding the repricing of underwater options.
     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.
     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.
     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.
     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.
     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*
     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
     34. Janus will generally vote in favor of proposals regarding changes in company name.
     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").
     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
     39. Janus will generally vote in favor of proposals to adopt cumulative voting.
     40. Janus will generally vote in favor of proposals to require that voting be confidential.
     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

          (1)  Keep a record of each proxy received

          (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

          (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

          (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

     (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

     (2)  Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

     Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

     (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.   Disclosure

          (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                            _________________
               information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

          (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

     (1) Copies of these proxy voting policies and procedures and any amendments thereto.

     (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

     (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

     (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

  A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.   MFS' Policy on Specific Issues

          ELECTION OF DIRECTORS
          _____________________

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
     (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          CLASSIFIED BOARDS
          _________________

     MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

               Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS
               __________________________

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION
               ______________________

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS
               _____________________________

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"
               ___________________

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES
               ______________________

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS
               ____________________________________________

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS
               ___________________

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from

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          having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING
               _________________

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS
               ____________________________________

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS
               ____________________

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               FOREIGN ISSUERS - SHARE BLOCKING
               ________________________________

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

               SOCIAL ISSUES
               _____________

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.   ADMINISTRATIVE PROCEDURES
     _________________________

     1.   MFS PROXY REVIEW GROUP
          ______________________

          The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   POTENTIAL CONFLICTS OF INTEREST
          _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

     3.   GATHERING PROXIES
          _________________

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

     4.   ANALYZING PROXIES
          _________________

          After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (E.G., those involving only uncontested elections of directors and the appointment of auditors)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (E.G., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          ______________

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and

----------
/2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

     clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

          MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.   REPORTS
          _______

MFS Funds

          Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          AS AMENDED SEPTEMBER 16, 2004

PROXY POLICIES:

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     . Attend less than 75 percent of the board and committee meetings without a valid excuse;

     .    Implement or renew a dead-hand or modified dead-hand poison pill;

     .    Sit on the boards of an excessive number of companies;

     . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry;

     .    Management's track record;

     .    Portfolio manager's assessment;

     .    Qualifications of director nominees (both slates);

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     . It is not clear that the auditors will be able to fulfill their function;

     . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

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


     . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     . We will generally abstain from shareholder social and environmental proposals.

     . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

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


     . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     . We will generally vote for proposals to lower barriers to shareholder action.

     . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

     . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

PROXY COMMITTEE PROCEDURES:

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issueswhere AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

BUSINESS/DISASTER RECOVERY:

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the

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proxy committee may vote proxies in accordance with the policies stated herein.
If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

RESTRICTIONS AFFECTING VOTING:

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

CONFLICT OF INTEREST:

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

FUND OF FUNDS:

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
Effective Date:                                             May 5, 2003
--------------------------------------------------------------------------------
Last Revision Date:                                         March 29, 2005
--------------------------------------------------------------------------------

I.   INTRODUCTION

          DEUTSCHE ASSET MANAGEMENT (DEAM)/4/ HAS ADOPTED AND IMPLEMENTED THE FOLLOWING POLICIES AND PROCEDURES, WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED IN THE BEST ECONOMIC INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES AND SEC RULE 206(4)-6 UNDER THE INVESTMENT ADVISERS ACT OF 1940. IN ADDITION TO SEC REQUIREMENTS GOVERNING ADVISERS, DEAM'S PROXY POLICIES REFLECT THE FIDUCIARY STANDARDS AND RESPONSIBILITIES FOR ERISA ACCOUNTS SET OUT IN DEPARTMENT OF LABOR BULLETIN 94-2, 29 CFR 2509.94-2 (JULY 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

          PROXY VOTES ARE THE PROPERTY OF DEAM'S ADVISORY CLIENTS./5/ AS SUCH, DEAM'S AUTHORITY AND RESPONSIBILITY TO VOTE SUCH PROXIES DEPEND UPON ITS CONTRACTUAL RELATIONSHIPS WITH ITS CLIENTS. DEAM HAS DELEGATED RESPONSIBILITY FOR EFFECTING ITS ADVISORY CLIENTS' PROXY VOTES TO INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AN INDEPENDENT THIRD-PARTY PROXY VOTING SPECIALIST . ISS VOTES DEAM'S ADVISORY CLIENTS' PROXIES IN ACCORDANCE WITH DEAM'S PROXY GUIDELINES OR DEAM'S SPECIFIC INSTRUCTIONS. WHERE A CLIENT HAS GIVEN SPECIFIC INSTRUCTIONS AS TO HOW A PROXY SHOULD BE VOTED, DEAM WILL NOTIFY ISS TO CARRY OUT THOSE INSTRUCTIONS. WHERE NO SPECIFIC INSTRUCTIONS EXISTS, DEAM WILL FOLLOW THE PROCEDURES IN VOTING THE PROXIES SET FORTH IN THIS DOCUMENT.

          DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES FOR INVESTMENT COMPANIES AND OTHER CLIENTS FOR WHICH IT SERVES AS INVESTMENT ADVISER. WITH RESPECT TO CLIENT ACCOUNTS THAT ARE SUB-ADVISED BY AN AFFILIATED OR UNAFFILIATED INVESTMENT ADVISER, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES, OR SUCH RESPONSIBILITIES MAY BE DELEGATED TO THE SUB-ADVISER. SIMILARLY, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES WITH RESPECT TO ADVISORY CLIENT ACCOUNTS FOR WHICH IT SERVES AS INVESTMENT SUB-ADVISER.

     III.POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

----------
/4/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/5/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          DEAM HAS ADOPTED THE FOLLOWING POLICIES AND PROCEDURES TO ENSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE BEST ECONOMIC INTEREST OF ITS CLIENTS, AS DETERMINED BY DEAM IN GOOD FAITH AFTER APPROPRIATE REVIEW.

2.   THE PROXY VOTING WORKING GROUP

     THE PROXY VOTING WORKING GROUP (THE "PVWG") IS AN INTERNAL WORKING GROUP ESTABLISHED BY DEAM'S INVESTMENT COMMITTEE PURSUANT TO A WRITTEN CHARTER. THE PVWG IS RESPONSIBLE FOR OVERSEEING DEAM'S PROXY VOTING ACTIVITIES,
     INCLUDING:

          (I)  ADOPTING, MONITORING AND UPDATING GUIDELINES, ATTACHED AS EXHIBIT
                                                                         _______
               A (THE "GUIDELINES"), THAT PROVIDE HOW DEAM WILL GENERALLY VOTE
               _
               PROXIES PERTAINING TO A COMPREHENSIVE LIST OF COMMON PROXY VOTING MATTERS;

          (II) VOTING PROXIES WHERE (A) THE ISSUES ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTION OR THE GUIDELINES; (B) THE GUIDELINES SPECIFY THAT THE ISSUES ARE TO BE DETERMINED ON A CASE-BY-CASE BASIS; OR
               (C) WHERE AN EXCEPTION TO THE GUIDELINES MAY BE IN THE BEST ECONOMIC INTEREST OF DEAM'S CLIENTS; AND

          (III)MONITORING THE PROXY DEPARTMENT'S PROXY VOTING ACTIVITIES (SEE BELOW):

     DEAM'S PROXY DEPARTMENT, A UNIT OF DEAM'S ASSET MANAGEMENT OPERATIONS GROUP, IS RESPONSIBLE FOR COORDINATING WITH ISS TO ADMINISTER DEAM'S PROXY VOTING PROCESS AND FOR VOTING PROXIES IN ACCORDANCE WITH ANY SPECIFIC CLIENT INSTRUCTIONS OR, IF THERE ARE NONE, THE GUIDELINES, AND OVERSEEING ISS' PROXY RESPONSIBILITIES IN THIS REGARD.

          3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

          COPIES OF THESE POLICIES AND PROCEDURES, AS THEY MAY BE UPDATED FROM TIME TO TIME, ARE MADE AVAILABLE TO CLIENTS AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION. CLIENTS MAY ALSO OBTAIN INFORMATION ON HOW THEIR PROXIES WERE VOTED BY DEAM AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION; HOWEVER, DEAM MUST NOT SELECTIVELY DISCLOSE ITS INVESTMENT COMPANY CLIENTS' PROXY VOTING RECORDS. THE PROXY DEPARTMENT WILL MAKE PROXY VOTING REPORTS AVAILABLE TO ADVISORY CLIENTS UPON REQUEST. THE INVESTMENT COMPANIES' PROXY VOTING RECORDS WILL BE DISCLOSED TO SHAREHOLDERS BY MEANS OF PUBLICLY-AVAILABLE ANNUAL FILINGS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE 30 (SEE "RECORDKEEPING" BELOW).

     IV. PROCEDURES

          THE KEY ASPECTS OF DEAM'S PROXY VOTING PROCESS ARE AS FOLLOWS:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          THE PVWG WILL REVIEW THE GUIDELINES AS NECESSARY TO SUPPORT THE BEST ECONOMIC INTERESTS OF DEAM'S CLIENTS AND, IN ANY EVENT, AT LEAST ANNUALLY. THE PVWG WILL MAKE CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, TAKING SOLELY INTO ACCOUNT THE BEST ECONOMIC INTERESTS OF CLIENTS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, AND THE PVWG CHAIR WILL ASK PVWG MEMBERS WHETHER ANYONE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE AND WHETHER ANY MEMBER HAS A CONFLICT OF INTEREST WITH RESPECT TO THE PROPOSED CHANGE. IF ANY SUCH MATTER IS REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE (SEE BELOW) AND WILL DEFER THE APPROVAL, IF POSSIBLE. LASTLY, THE PVWG WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

          THE GUIDELINES MAY REFLECT A VOTING POSITION THAT DIFFERS FROM THE ACTUAL PRACTICES OF THE PUBLIC COMPANY(IES) WITHIN THE DEUTSCHE BANK ORGANIZATION OR OF THE INVESTMENT COMPANIES FOR WHICH DEAM OR AN AFFILIATE SERVES AS INVESTMENT ADVISER OR SPONSOR. INVESTMENT COMPANIES, PARTICULARLY CLOSED-END INVESTMENT COMPANIES, ARE DIFFERENT FROM TRADITIONAL OPERATING COMPANIES. THESE DIFFERENCES MAY CALL FOR DIFFERENCES IN VOTING POSITIONS ON THE SAME MATTER. FURTHER, THE MANNER IN WHICH DEAM VOTES INVESTMENT COMPANY PROXIES MAY DIFFER FROM PROPOSALS FOR WHICH A DEAM-ADVISED OR SPONSORED INVESTMENT COMPANY SOLICITS PROXIES FROM ITS SHAREHOLDERS. AS REFLECTED IN THE GUIDELINES, PROXIES SOLICITED BY CLOSED-END (AND OPEN-END) INVESTMENT COMPANIES ARE GENERALLY VOTED IN ACCORDANCE WITH THE PRE-DETERMINED GUIDELINES OF ISS. SEE SECTION IV.3.B.

               2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          THE PROXY DEPARTMENT HEAD WILL REFER TO THE PVWG ALL PROXY PROPOSALS
          (I) THAT ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTIONS OR THE GUIDELINES; OR (II) THAT, ACCORDING TO THE GUIDELINES, SHOULD BE EVALUATED AND VOTED ON A CASE-BY-CASE BASIS.

          ADDITIONALLY, IF A MEMBER OF THE PROXY DEPARTMENT, THE PROXY DEPARTMENT HEAD, THE PVWG CHAIR OR ANY MEMBER OF THE PVWG, A PORTFOLIO MANAGER, A RESEARCH ANALYST OR A SUB-ADVISER BELIEVES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THAT INDIVIDUAL MAY BRING THE MATTER TO THE ATTENTION OF THE PVWG CHAIR AND/OR THE PROXY DEPARTMENT HEAD./6/

          IF THE PROXY DEPARTMENT REFERS A PROXY PROPOSAL TO PVWG OR PVWG DETERMINES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES IS NOT IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THE PVWG WILL EVALUATE AND VOTE THE PROXY, SUBJECT TO THE PROCEDURES BELOW REGARDING CONFLICTS.

          THE PVWG ENDEAVORS TO HOLD MEETINGS TO DECIDE HOW TO VOTE PARTICULAR PROXIES SUFFICIENTLY BEFORE THE VOTING DEADLINE SO THAT THE PROCEDURES BELOW REGARDING CONFLICTS CAN BE COMPLETED BEFORE THE PVWG'S VOTING DETERMINATION.

----------
/6/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

               3.   CERTAIN PROXY VOTES MAY NOT BE CAST

          IN SOME CASES, THE PVWG MAY DETERMINE THAT IT IS IN THE BEST ECONOMIC INTERESTS OF ITS CLIENTS NOT TO VOTE CERTAIN PROXIES. FOR EXAMPLE, IT IS DEAM'S POLICY NOT TO VOTE PROXIES OF ISSUERS SUBJECT TO LAWS OF THOSE JURISDICTIONS THAT IMPOSE RESTRICTIONS UPON SELLING SHARES AFTER PROXIES ARE VOTED, IN ORDER TO PRESERVE LIQUIDITY. IN OTHER CASES, IT MAY NOT BE POSSIBLE TO VOTE CERTAIN PROXIES, DESPITE GOOD FAITH EFFORTS TO DO SO. FOR EXAMPLE, SOME JURISDICTIONS DO NOT PROVIDE ADEQUATE NOTICE TO SHAREHOLDERS SO THAT PROXIES MAY BE VOTED ON A TIMELY BASIS. VOTING RIGHTS ON SECURITIES THAT HAVE BEEN LOANED TO THIRD-PARTIES TRANSFER TO THOSE THIRD-PARTIES, WITH LOAN TERMINATION OFTEN BEING THE ONLY WAY TO ATTEMPT TO VOTE PROXIES ON THE LOANED SECURITIES. LASTLY, THE PVWG MAY DETERMINE THAT THE COSTS TO THE CLIENT(S) ASSOCIATED WITH VOTING A PARTICULAR PROXY OR GROUP OF PROXIES OUTWEIGHS THE ECONOMIC BENEFITS EXPECTED FROM VOTING THE PROXY OR GROUP OF PROXIES.

          THE PROXY DEPARTMENT HEAD WILL COORDINATE WITH THE PVWG CHAIR REGARDING ANY SPECIFIC PROXIES AND ANY CATEGORIES OF PROXIES THAT WILL NOT OR CANNOT BE VOTED. THE REASONS FOR NOT VOTING ANY PROXY SHALL BE DOCUMENTED.

               4.   CONFLICT OF INTEREST PROCEDURES

          A.  PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE
              __________________________________________________________________

OVERRIDING PRINCIPLE. In the limited circumstances where the PVWG votes proxies,/7/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./8/

          INDEPENDENCE OF THE PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          CONFLICT REVIEW PROCEDURES. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting

----------
/7/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/8/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

          process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

               Upon completion of the investigation, the Conflicts Review
                    Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

               If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          PROCEDURES TO BE FOLLOWED BY THE PVWG. AT THE BEGINNING OF ANY DISCUSSION REGARDING HOW TO VOTE ANY PROXY, THE PVWG CHAIR (OR HIS OR HER DELEGATE) WILL INQUIRE AS TO WHETHER ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO) OR ANY PERSON PARTICIPATING IN THE PROXY VOTING PROCESS HAS A PERSONAL CONFLICT OF INTEREST OR HAS ACTUAL KNOWLEDGE OF AN ACTUAL OR APPARENT CONFLICT THAT HAS NOT BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          THE PVWG CHAIR ALSO WILL INQUIRE OF THESE SAME PARTIES WHETHER THEY HAVE ACTUAL KNOWLEDGE REGARDING WHETHER ANY DIRECTOR, OFFICER OR EMPLOYEE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT, HAS: (I) REQUESTED THAT DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF) OR A PVWG MEMBER VOTE A PARTICULAR PROXY IN A CERTAIN MANNER; (II) ATTEMPTED TO INFLUENCE DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF), A PVWG MEMBER OR ANY OTHER PERSON IN CONNECTION WITH PROXY VOTING ACTIVITIES; OR (III) OTHERWISE COMMUNICATED WITH A PVWG MEMBER OR ANY OTHER PERSON PARTICIPATING OR PROVIDING INFORMATION TO THE PVWG REGARDING THE PARTICULAR PROXY VOTE AT ISSUE, AND WHICH INCIDENT HAS NOT YET BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          IF ANY SUCH INCIDENT ARE REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE AND, IF POSSIBLE, WILL DELAY THE VOTE UNTIL THE CONFLICTS REVIEW COMMITTEE CAN COMPLETE THE CONFLICTS REPORT. IF A DELAY IS NOT POSSIBLE, THE CONFLICTS REVIEW COMMITTEE WILL INSTRUCT THE PVWG WHETHER ANYONE SHOULD BE RECUSED FROM THE PROXY VOTING PROCESS, OR WHETHER DEAM SHOULD SEEK

          INSTRUCTIONS AS TO HOW TO VOTE THE PROXY AT ISSUE FROM ISS OR, IF TIME PERMITS, AFFECTED CLIENTS. THESE INQUIRIES AND DISCUSSIONS WILL BE PROPERLY REFLECTED IN THE PVWG'S MINUTES.

          DUTY TO REPORT. ANY DEAM EMPLOYEE, INCLUDING ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO), THAT IS AWARE OF ANY ACTUAL OR APPARENT CONFLICT OF INTEREST RELEVANT TO, OR ANY ATTEMPT BY ANY PERSON OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT TO INFLUENCE, HOW DEAM VOTES ITS PROXIES HAS A DUTY TO DISCLOSE THE EXISTENCE OF THE SITUATION TO THE PVWG CHAIR (OR HIS OR HER DESIGNEE) AND THE DETAILS OF THE MATTER TO THE CONFLICTS REVIEW COMMITTEE. IN THE CASE OF ANY PERSON PARTICIPATING IN THE DELIBERATIONS ON A SPECIFIC VOTE, SUCH DISCLOSURE SHOULD BE MADE BEFORE ENGAGING IN ANY ACTIVITIES OR PARTICIPATING IN ANY DISCUSSION PERTAINING TO THAT VOTE.

          RECUSAL OF MEMBERS. THE PVWG WILL RECUSE FROM PARTICIPATING IN A SPECIFIC PROXY VOTE ANY PVWG MEMBERS (WHETHER VOTING OR EX OFFICIO) AND/OR ANY OTHER PERSON WHO (I) ARE PERSONALLY INVOLVED IN A MATERIAL CONFLICT OF INTEREST; OR (II) WHO, AS DETERMINED BY THE CONFLICTS REVIEW COMMITTEE, HAVE ACTUAL KNOWLEDGE OF A CIRCUMSTANCE OR FACT THAT COULD AFFECT THEIR INDEPENDENT JUDGMENT, IN RESPECT OF SUCH VOTE. THE PVWG WILL ALSO EXCLUDE FROM CONSIDERATION THE VIEWS OF ANY PERSON (WHETHER REQUESTED OR VOLUNTEERED) IF THE PVWG OR ANY MEMBER THEREOF KNOWS, OR IF THE CONFLICTS REVIEW COMMITTEE HAS DETERMINED, THAT SUCH OTHER PERSON HAS A MATERIAL CONFLICT OF INTEREST WITH RESPECT TO THE PARTICULAR PROXY, OR HAS ATTEMPTED TO INFLUENCE THE VOTE IN ANY MANNER PROHIBITED BY THESE POLICIES.

          IF, AFTER EXCLUDING ALL RELEVANT PVWG VOTING MEMBERS PURSUANT TO THE PARAGRAPH ABOVE, THERE ARE THREE OR MORE PVWG VOTING MEMBERS REMAINING, THOSE REMAINING PVWG MEMBERS WILL DETERMINE HOW TO VOTE THE PROXY IN ACCORDANCE WITH THESE POLICIES AND PROCEDURES. IF THERE ARE FEWER THAN THREE PVWG VOTING MEMBERS REMAINING, THE PVWG CHAIR WILL OBTAIN INSTRUCTIONS AS TO HOW TO HAVE THE PROXY VOTED FROM, IF TIME PERMITS, THE AFFECTED CLIENTS AND OTHERWISE FROM ISS.

          B.   Investment Companies and Affiliated Public Companies
               ____________________________________________________

               INVESTMENT COMPANIES. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST
               _________________________________________________

               DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     . DEUTSCHE BANK AMERICAS RESTRICTED ACTIVITIES POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     . DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND
          REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V. RECORDKEEPING

DEAM WILL MAINTAIN A RECORD OF EACH VOTE CAST BY DEAM THAT INCLUDES AMONG OTHER THINGS, COMPANY NAME, MEETING DATE, PROPOSALS PRESENTED, VOTE CAST AND SHARES VOTED. IN ADDITION, THE PROXY DEPARTMENT MAINTAINS RECORDS FOR EACH OF THE PROXY BALLOTS IT VOTES. SPECIFICALLY, THE DEPARTMENT'S RECORDS INCLUDE, BUT ARE NOT LIMITED TO:

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     .    THE PROXY STATEMENT (AND ANY ADDITIONAL SOLICITATION MATERIALS) AND
          RELEVANT PORTIONS OF ANNUAL STATEMENTS.

     . ANY ADDITIONAL INFORMATION CONSIDERED IN THE VOTING PROCESS THAT MAY BE OBTAINED FROM AN ISSUING COMPANY, ITS AGENTS OR PROXY RESEARCH FIRMS.

     . ANALYST WORKSHEETS CREATED FOR STOCK OPTION PLAN AND SHARE INCREASE ANALYSES

     .    PROXY EDGE PRINT-SCREEN OF ACTUAL VOTE ELECTION.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DEAM WILL MAINTAIN THE ABOVE RECORDS IN AN EASILY ACCESSIBLE PLACE FOR NO LESS THAN SIX YEARS FROM THE END OF THE FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE ON SUCH RECORD, THE FIRST THREE YEARS IN AN APPROPRIATE DEAM OFFICE.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

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     VI.  THE PVWG'S OVERSIGHT ROLE

IN ADDITION TO ADOPTING THE GUIDELINES AND MAKING PROXY VOTING DECISIONS ON MATTERS REFERRED TO IT AS SET FORTH ABOVE, THE PVWG WILL MONITOR THE PROXY VOTING PROCESS BY REVIEWING SUMMARY PROXY INFORMATION PRESENTED BY ISS. THE PVWG WILL USE THIS REVIEW PROCESS TO DETERMINE, AMONG OTHER THINGS, WHETHER ANY CHANGES SHOULD BE MADE TO THE GUIDELINES. THIS REVIEW WILL TAKE PLACE AT LEAST QUARTERLY AND WILL BE DOCUMENTED IN THE PVWG'S MINUTES.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                      B-75

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                                                                    Attachment A

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS AND EXECUTIVES........................................81

     A. ELECTION OF DIRECTORS.................................................81

     B. CLASSIFIED BOARDS OF DIRECTORS........................................81

     C. BOARD AND COMMITTEE INDEPENDENCE......................................81

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS............................81

     E. QUALIFICATIONS OF DIRECTORS...........................................82

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.........................82

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD..................................

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II.  CAPITAL STRUCTURE........................................................82

     A. AUTHORIZATION OF ADDITIONAL SHARES....................................82

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK........................83

     C. STOCK SPLITS/REVERSE STOCK SPLITS.....................................83

     D. DUAL CLASS/SUPERVOTING STOCK..........................................83

     E. LARGE BLOCK ISSUANCE..................................................83

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.........................83

     G. SHARE REPURCHASES.....................................................83

     H. REDUCTIONS IN PAR VALUE...............................................83

III.    CORPORATE GOVERNANCE ISSUES...........................................84

     A. CONFIDENTIAL VOTING...................................................84

     B. CUMULATIVE VOTING.....................................................84

     C. SUPERMAJORITY VOTING REQUIREMENTS.....................................84

     D. SHAREHOLDER RIGHT TO VOTE.............................................84

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IV.     COMPENSATION..........................................................85

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.............................85

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS..................................85

     C. GOLDEN PARACHUTES.....................................................86

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.................86

     E. OPTION EXPENSING......................................................86

V.   ANTI-TAKEOVER RELATED ISSUES.............................................86

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").............................86

     B. REINCORPORATION.......................................................86

     C. FAIR-PRICE PROPOSALS..................................................87

     D. EXEMPTION FROM STATE TAKEOVER LAWS....................................87

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS................................87

VI.     MERGERS & ACQUISITIONS................................................87

VII.    SOCIAL & POLITICAL ISSUES.............................................87

     A. LABOR & HUMAN RIGHTS..................................................88

     B. ENVIRONMENTAL ISSUES..................................................88

     C. DIVERSITY & EQUALITY..................................................88

     D. HEALTH & SAFETY.......................................................88

     E. GOVERNMENT/MILITARY...................................................89

     F. TOBACCO...............................................................89

VIII.   MISCELLANEOUS ITEMS...................................................89

     A. RATIFICATION OF AUDITORS..............................................89

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR......89

     C. AUDIT FIRM ROTATION...................................................90

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     D. TRANSACTION OF OTHER BUSINESS.........................................90

     E. MOTIONS TO ADJOURN THE MEETING........................................90

     F. BUNDLED PROPOSALS.....................................................90

     G. CHANGE OF COMPANY NAME................................................90

     H. PROPOSALS RELATED TO THE ANNUAL MEETING...............................90

     I. INVESTMENT COMPANY PROXIES............................................90

     J. INTERNATIONAL PROXY VOTING............................................91

--------------------------------------------------------------------------------

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives
A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C. Board and Committee Independence

DeAM policy is to vote:
1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.
F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.
G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure
A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures.
Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.
G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.
H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues
A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.
B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:
a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, AND
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.
C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

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


Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:
(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

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C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.
D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues
A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

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Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

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Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies
B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.
C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

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E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.
F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.
B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.
F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.
G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
I. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
J. International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

          DEUTSCHE ASSET MANAGEMENT INC.
          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
          INVESTMENT COMPANY CAPITAL CORP.
          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

..    Selection or ratification of auditors.

..    Approval of financial statements, director and auditor reports.

..    General updating/corrective amendments to the charter.

..    Proposals to limit Directors' liability and/or broaden indemnification of
     Directors.

..    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

..    Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

..    Proposals to eliminate cumulative voting.

..    Proposals to eliminate preemptive rights.

..    Proposals for confidential voting and independent tabulation of voting results.

..    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

     (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

..    Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

..    Proposals to increase the authorization of existing classes of common stock
     (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

..    Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

..    Proposals for share repurchase plans.

..    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

..    Proposals to effect stock splits.

..    Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     Compensation

..    Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

..    Proposals for employee stock purchase plans that permit discounts up to
     15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

..    Proposals for the establishment of employee stock option Plans and other employee ownership plans.

..    Proposals for the establishment of employee retirement and severance plans

     Anti-Takeover Matters

..    Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

..    Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

..    Proposals to establish cumulative voting rights in the election of directors.

..    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

..    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

..    Proposals to create "blank check" preferred stock.

..    Proposals relating to changes in capitalization by 100% or more.

..    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

..    Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

..    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     Corporate Transactions

..    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

..    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

..    Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

..    Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

     Anti-Takeover Provisions

..    Proposals requiring shareholder ratification of poison pills.

..    Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

..    Proposals requiring auditors to attend the annual meeting of shareholders.

..    Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

..    Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

..    Proposals requiring confidential voting.

..    Proposals to reduce or eliminate supermajority voting requirements.

..    Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

..    Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

..    Proposals that limit tenure of directors.

..    Proposals to limit golden parachutes.

..    Proposals requiring directors to own large amounts of stock to be eligible for election.

..    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

..    Proposals that limit retirement benefits or executive compensation.

..    Proposals requiring shareholder approval for bylaw or charter amendments.

..    Proposals requiring shareholder approval of executive compensation.

..    Proposals requiring shareholder approval of golden parachutes.

..    Proposals to eliminate certain anti-takeover related provisions.

..    Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

..    Proposals to declassify the Board of Directors (if management supports a classified board).

..    Proposals requiring a U.S. company to have a separate Chairman and CEO.

..    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

..    Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions. o
     Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

     (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

     (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

     (d) The Committee will meet on an ad hoc basis to (among other matters):
     (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

     (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   Proxy Voting Reports

     (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
           MANAGED ALLOCATION SERIES: CONSERVATIVE STRATEGY PORTFOLIO
             MANAGED ALLOCATION SERIES: MODERATE STRATEGY PORTFOLIO
       MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
        MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
            MANAGED ALLOCATION SERIES: AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2005

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST

        This Statement of Additional Information provides supplementary information pertaining to shares of twenty-seven investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2005 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio (formerly PIMCO PEA Innovation Portfolio), PIMCO Inflation Protected Bond Portfolio, MFS Research International Portfolio, Van Kampen Comstock Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, and the Prospectus dated November 1, 2005 for the Class A, Class B, Class C and Class E shares of the Legg Mason Value Equity Portfolio, which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

        The date of this Statement of Additional Information is May 1, 2005, as supplemented on November 1, 2005.

        The audited financial statements for the period ended December 31, 2004, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 4, 2005 (File No. 811-10183) are incorporated by reference and made part of this document.

INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

        Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2005 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).

        Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
_______________________
Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios).

        Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

        Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

        The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

        In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus
___________
Aggressive Growth, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

        Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Debt Obligations (Janus Aggressive Growth, PIMCO Inflation
_______________________________
Protected Bond, PIMCO Total Return and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

        For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

        The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
______________________

        A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

        Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond and PIMCO Total Return
____________________
Portfolios)

        A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

        A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, PIMCO
___________________
Inflation Protected Bond and PIMCO Total Return Portfolios)

        A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, RCM Global Technology, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (Lord Abbett Bond Debenture, Lord Abbett America's
________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Legg Mason Value Equity Portfolios)

        The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

        A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

        Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

        The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
__________________
Portfolios)

        Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett
________
America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price
_____________________________
Mid-Cap Growth, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Foreign Currency Exchange Transactions. A Portfolio may engage in
        ______________________________________
foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

        A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

        If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

        For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

        A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

        Currency Forward and Futures Contracts. A forward foreign currency
        ______________________________________
exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

        Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

        LOCK IN. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

        CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

        DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

        PROXY HEDGE. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

        Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

        Foreign Currency Options. Options on foreign currencies operate
        ________________________
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        Foreign Currency Conversion. Although foreign exchange dealers do not
        ____________________________
charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)
__________________

        A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

        Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

        Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

        The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

        The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

        The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

        The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

        The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities and the Met/Putnam Research Portfolios do not expect that more than 20% of their total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 25% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Real Estate and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Comstock Portfolio does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities.

        Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

        Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

        Emerging Market Securities. Investments in emerging market country
        __________________________
securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the

U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

        Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios
________________________________________________________________
except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)

        A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

        A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

        Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

        Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett
____________________________________
America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity Portfolio expects that not more than 10% of its total assets will be invested in high yield debt securities.

Hybrid Instruments (Janus Aggressive Growth, PIMCO Inflation Protected Bond,
__________________
PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
___________________

        Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Inflation-Indexed Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
_______________________
Portfolios)

        Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

        If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

        The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Interest Rate Transactions (PIMCO Inflation Protected Bond, PIMCO Total Return,
__________________________
Janus Aggressive Growth, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios)

        Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

        For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord
__________________________________________
Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO Total
___________________________________
Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

        By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

        The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)
_______________________

        Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

        Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

        A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

        Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and Harris Oakmark International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
__________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

        CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

        The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

        Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

        Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

        Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

        Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

        In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond and PIMCO
_________________________________
Total Return Portfolios)

        A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

        Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

        A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

        The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

        The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

        From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap
______________________________
Value and Turner Mid-Cap Growth Portfolios)

        A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

        The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

        Writing Covered Options on Securities. A Portfolio may write covered
        _____________________________________
call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

        A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

        A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

        A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

        Purchasing Put and Call Options on Securities. A Portfolio may purchase
        _____________________________________________
put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

        A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

        Except for the RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

        Purchase and Sale of Options and Futures on Stock Indices. A Portfolio
        _________________________________________________________
may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

        Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and
        __________________________________________
sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

        A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

        The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

        A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

        A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

        Options on Futures Contracts. A Portfolio may purchase and write call
        ____________________________
and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

        In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

        Limitations. A Portfolio will not purchase or sell futures contracts or
        ___________
options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

        Risks of Options and Futures Strategies. The effective use of options
        _______________________________________
and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies (All Portfolios except Turner Mid-Cap Growth
__________________________
Portfolios)

        Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iShares(SM) as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

        Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

        A Portfolio may, subject to the limitations stated above, invest in iShares(SM) and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

        The T. Rowe Price Mid-Cap Growth Portfolio may invest in the shares of the T. Rowe Price Reserve Investment Fund and the Goldman Sachs Mid-Cap Value Portfolio may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

        Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover
__________________

        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Janus Aggressive Growth, MFS Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return,

RCM Global Technology, Lord Abbett Growth Opportunities and Turner Mid-Cap Growth Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipates that portfolio turnover generally will not exceed 300% per year. The Adviser to the MFS Research International Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Janus Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios anticipate that portfolio turnover generally will exceed 100% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except Turner Mid-Cap Growth Portfolio)
________________

        A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

        If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts (All Portfolios except Harris Oakmark
_____________________________
International and Van Kampen Comstock Portfolios)

        A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements (All Portfolios)
_____________________

        Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap
_____________________________
Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios)

        A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture Portfolio)
___________________

        A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)
________________

        All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

        Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (T. Rowe Price Mid-Cap Growth, MFS Research International, Lord
___________
Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, RCM Global Technology, Met/Putnam Capital Opportunities and Legg Mason Value Equity Portfolios)

        A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

        The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO
________________
Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett
_____
Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology Portfolio)

        A Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

        The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

        The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)
__________________________

        Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond
________________________________________________________
Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

Fundamental Policies
____________________

        The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

        1.      Borrowing
                _________

        Each Portfolio may not borrow money, except to the extent permitted by applicable law.

        2.      Diversification
                _______________

        Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy and Legg Mason Value Equity Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

        3.      Concentration
                _____________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

        4.      Underwriting
                ____________

        Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

        5.      Real Estate
                ___________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

        6.      Commodities
                ___________

        Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

        7.      Loans
                _____

        Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

        8.      Senior Securities
                _________________

        Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

Non-Fundamental Policies
________________________

        The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

        Each Portfolio may not:

        (1)     Purchase securities on margin, except that each Portfolio may:
                (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

        (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

        (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

        (4) Invest in companies for the purpose of exercising management or control.

        In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

        The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

        The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

        With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

        With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

        With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

        With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios which may be invested in when-issued commitments.

        With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

        With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value,
_____________________
Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

        Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

        Total return and yield will be computed as described below.

Total Return
____________

        Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

        The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

        The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield
_____

        From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's and the Neuberger Berman Real Estate Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

        The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               YIELD = 2[a-b+1)6-1]
                                         ---
                                         cd

Where:          a =     dividends and interest earned during the period

                b =     expenses accrued for the period (net of reimbursement)

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

        Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance
____________________________

        In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

        The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

        Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or

Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

        As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

        The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

        Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

        An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

        The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

        The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                        Portfolio                   2004               2003              2002
                        _________                ___________       ___________       ___________
        Met/Putnam Capital Opportunities         $   124,095       $   343,375       $   209,361
        Lord Abbett Bond Debenture                    45,894            21,318            15,978
        Lord Abbett Mid-Cap Value                    168,814           149,450           281,797
        Lord Abbett Growth and Income              2,110,960         2,279,597         3,010,714
        Lord Abbett Growth Opportunities             142,121           144,432            55,193
        Lord Abbett America's Value                   19,635            15,168/(2)/        N/A
        Met/AIM Mid Cap Core Equity                  514,229           269,906            65,498
        Met/AIM Small Cap Growth                   1,059,400           313,513            90,532

        Janus Aggressive Growth                    1,035,197           455,351            81,081
        T. Rowe Price Mid-Cap Growth                 547,621           559,405           392,702
        MFS Research International                 1,757,345           559,145           232,887
        Oppenheimer Capital Appreciation             958,876           587,084           133,685
        PIMCO Inflation Protected Bond                 7,784               563/(4)/        N/A
        PIMCO Total Return                           320,198           150,868            31,455
        RCM Global Technology                      1,332,268         1,154,611           301,981
        Harris Oakmark International               1,245,587           765,776            65,733
        Third Avenue Small Cap Value                 754,558           758,783           124,291/(1)/
        Goldman Sachs Mid-Cap Value Portfolio        309,129/(3)/        N/A               N/A
        Neuberger Berman Real Estate Portfolio       576,961/(3)/        N/A               N/A
        Turner Mid-Cap Growth Portfolio              560,452/(3)/        N/A               N/A
        MetLife Defensive Strategy Portfolio               0/(4)/        N/A               N/A
        MetLife Moderate Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Balanced Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Growth Strategy Portfolio                  0/(4)/        N/A               N/A
        MetLife Aggressive Strategy Portfolio              0/(4)/        N/A               N/A

----------
(1)  For the period from 5/1/02 through 12/31/02.
(2)  For the period from 5/1/03 through 12/31/03.
(3)  For the period 5/1/04 through 12/31/04.
(4)  For the period 11/4/04 through 12/31/04.

In 2004, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:

                                                                  Percentage of
                                             Aggregate Brokerage      Total       Percentage of
                            Affiliated         Commissions Paid     Brokerage    Commissionable
       Portfolio           Broker-Dealer         to Affiliate      Commissions    Transactions
       _________           _____________     ___________________  _____________  ______________
Goldman Sachs Mid-Cap   Goldman Sachs & Co.      $        22,106           7.15%           9.67%
Value

Third Avenue Small Cap  M.J. Whitman LLC         $       722,205          95.71%          97.48%
Value

Neuberger Berman Real   Lehman Brothers,         $       111,718          19.36%          19.36%
Estate                  Inc.

Neuberger Berman Real   Neuberger Berman         $           470           0.08%           0.14%
Estate                  LLC

                             MANAGEMENT OF THE TRUST

        The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers
_____________________

        The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
____________

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Elizabeth M. Forget* (38)    President    Indefinite;    Since December 2000, President     33           None
                             and Trustee  From           of Met Investors Advisory LLC;
                                          December       since July 2000, Executive Vice
                                          2000 to        President of MetLife Investors
                                          present.       Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and, most recently, Vice
                                                         President of Equitable Life
                                                         Assurance Society of the United
                                                         States.

Dawn M. Vroegop** (38)       Trustee      Indefinite;    From September 1999 to September   33           Director, Caywood
                                          From           2003, Managing Director,                        Scholl Asset
                                          December       Dresdner RCM Global Investors;                  Management;
                                          2000 to        from July 1994 to July 1999,                    Investment
                                          present.       Director, Schroder Capital                      Committee Member of
                                                         Management International.                       City College of San
                                                                                                         Francisco.
-----------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
______________________

-----------------------------------------------------------------------------------------------------------------------------
Stephen M. Alderman (44)     Trustee      Indefinite;    Since November 1991, Shareholder   33           None
                                          From           in the law firm of Garfield and
                                          December       Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (74)        Trustee      Indefinite;    Since 2001, Professor of           33           Director, Whitman
                                          From           Business Administration and Dean                Education Group,
                                          December       Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to        Business, University of Southern                and Los Angeles
                                          present.       California (USC); from 1995-2001                Orthopedic
                                                         Executive Director, Center for                  Hospital. Trustee,
                                                         Telecommunications Management,                  The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                 Foundation.
                                                         Marshall School of Business,                    Member, Army
                                                         USC.                                            Science Board

Theodore A. Myers (73)       Trustee      Indefinite;    Since 1993, Financial Consultant.  33           None
                                          From
                                          December
                                          2000 to
                                          present.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Tod H. Parrott (66)          Trustee      Indefinite;    Since June 1996, Managing          33           Director, U.S.
                                          From           Partner, Rockaway Partners Ltd.                 Stock Transfer
                                          December       (financial consultants).                        Corporation;
                                          2000 to                                                        Director Bonfire
                                          present.                                                       Foundation.

Roger T. Wickers (69)        Trustee      Indefinite;    Since 1995, retired; from 1980     33           From 1995 to 1998,
                                          From           to 1995, Senior Vice President                  Chairman of the
                                          December       and General Counsel, Keystone                   Board of Directors
                                          2000 to        Group Inc. and the Keystone                     of two American
                                          present.       Group of Mutual Funds.                          International Group
                                                                                                         mutual funds.
-----------------------------------------------------------------------------------------------------------------------------


The Executive Officers
______________________

-----------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper (33)       Vice         From August    Since February 2001, Assistant
                             President,   2002 to        Vice President of MetLife
                             Chief        present        Investors Distribution Company;
                             Financial                   from 1997 to January 2001, Vice
                             Officer,                    President of PIMCO Advisors L.P.
                             Treasurer

Michael K. Farrell (51)      Executive    From August    Since July 2002, Chief
                             Vice         2002 to        Executive Officer of MetLife
                             President    present        Investors Group, Inc. and Met
                                                         Investors Advisory LLC; since
                                                         April 2001, Chief Executive
                                                         Officer of MetLife Resources
                                                         and Senior Vice President of
                                                         Metropolitan Life Insurance
                                                         Company; since January 1990,
                                                         President of Michael K. Farrell
                                                         Associates, Inc. (qualified
                                                         retirement plans for non-profit
                                                         organizations)

-----------------------------------------------------------------------------------------------------------------------------
Richard C. Pearson (60)      Vice         From           Since July 2002, President of
                             President    December       MetLife Investors Distribution
                             and          2000 to        Company; since January, 2002,
                             Secretary    present.       Secretary of Met Investors
                                                         Advisory LLC; since January 2001,
                                                         Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since
                                                         November 2000, Vice President,
                                                         General Counsel and Secretary of
                                                         Met Investors Advisory LLC; from
                                                         1998 to November 2000, President,
                                                         Security First Group, Inc.

Mary Moran Zeven             Assistant    From August    Senior Vice President and
One Federal Street           Secretary    2001 to        Senior Managing Counsel (2002
Boston, Massachusetts 02110               present        to present) and Vice President
(44)                                                     and Associate Counsel (2000 to
                                                         2002), State Street Bank and
                                                         Trust Company; Vice President
                                                         and Counsel, PFPC, Inc.
                                                         (1999-2000).

William C. Cox               Assistant    From           Since 1997, Vice President and
One Federal Street           Treasurer    November       Senior Director, Fund
Boston, Massachusetts                     2004 to        Administration Division, State
02110 (38)                                present        Street Bank and Trust Company
-----------------------------------------------------------------------------------------------------------------------------

----------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

** "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Vroegop may be deemed an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the Adviser to the RCM Global Technology Portfolio.

Committees of the Board
_______________________

        The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2004.

        The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2004.

        The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 15 meetings during the fiscal year ended December 31, 2004.

Compensation of the Trustees
____________________________

        Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2004. For a portion of 2004, the Trustees were paid under a different compensation schedule.

                                                        Total
                                                        Compensation
                                    Aggregate           From Fund
                                    Compensation        Complex Paid
Name of Person, Position            from Trust          to Trustee
________________________            ____________        ____________

Elizabeth M. Forget, Trustee        None                None

--------------------------------------------------------------------

--------------------------------------------------------------------
Stephen M. Alderman                 $60,250             $60,250
Jack R. Borsting                    $50,250             $50,250
Theodore A. Myers                   $47,250             $47,250
Tod H. Parrott                      $50,250             $50,250
Dawn M. Vroegop                     $49,500             $49,500
Roger T. Wickers                    $50,250             $50,250

        The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

        As of December 31, 2004, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures
_______________________

        Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records
____________________

        The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.
                        __________________

Portfolio Holdings Disclosure Policy
____________________________________

        The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

        Only the Manager's or, as applicable, an Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the Securities and Exchange Commission only if an Authorized Person determines that
(i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

        Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter the Trust publishes the quarterly percentage portfolio holdings for each of the Allocation Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager
___________

        The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

        With respect to the Portfolios other than the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

        Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

..    Office space, all necessary office facilities and equipment;

..    Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

..    Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

        The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

--------------------------------------------------------------------------------
              Portfolio                                   Fee
              _________                                   ___
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture                 0.60% of first $250 million of such
                                           assets plus 0.55% of such assets over
                                           $250 million up to $500 million plus
                                           0.50% of such assets over $500
                                           million up to $1 billion plus 0.45%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                  0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Lord Abbett America's Value                0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Lord Abbett Growth and Income              0.60% of first $800 million of such
                                           assets plus 0.55% of such assets over
                                           $800 million up to $1.5 billion plus
                                           0.45% of such assets over $1.5
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities           0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
PIMCO Total Return                         0.50%
--------------------------------------------------------------------------------
RCM Global Technology                      0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond             0.50%
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth               0.75%
--------------------------------------------------------------------------------
MFS Research International                 0.80% of first $200 million of such
                                           assets plus 0.75% of such assets over
                                           $200 million up to $500 million plus
                                           0.70% of such assets over $500
                                           million up to $1 billion plus 0.65%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Janus Aggressive Growth                    0.75% of first $25 million of such
                                           assets plus 0.70% of such assets over
                                           $25 million up to $250 million plus
                                           0.65% of such assets over $250
                                           million up to $1 billion plus 0.55%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation           0.65% of first $150 million of such
                                           assets plus 0.625% of such assets
                                           over $150 million up to $300 million
                                           plus 0.60% of such assets over $300
                                           million up to $500 million plus 0.55%
                                           of such assets over $500 million.
                                           Commencing July 1, 2005, when the
                                           average monthly net assets of the
                                           Portfolio are in excess of $1
                                           billion, a discount of 2.5% will
                                           apply to the total advisory fees
                                           paid by the Portfolio for that month
--------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                0.75% of first $150 million of such
                                           assets plus 0.70% of such assets over
                                           $150 million up to $500 million plus
                                           0.675% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities           0.85%
--------------------------------------------------------------------------------
Harris Oakmark International               0.85% of first $500 million of such
                                           assets plus 0.80% of such assets over
                                           $500 million up to $1 billion plus
                                           0.75% of such assets over $1 billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value               0.75% of first $1 billion of such
                                           assets plus 0.70% of such assets
                                           over $1 billion
--------------------------------------------------------------------------------
Neuberger Berman Real Estate               0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $750 million plus
                                           0.55% of such assets over $750
                                           million
--------------------------------------------------------------------------------
Turner Mid-Cap Growth                      0.80% of first $300 million of such
                                           assets plus 0.70% of such assets over
                                           $300 million%
--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                0.75% of first $200 million of such
                                           assets plus 0.70% of such assets over
                                           $200 million
--------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million up to $1 billion plus
                                           0.525% of such assets over $1 billion
--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio       0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio          0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Aggressive Allocation Portfolio    0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          0.70% of the first $350 million of
                                           such assets.  On the date that such
                                           assets reach $350 million and each
                                           subsequent day thereafter, whether or
                                           not such assets are above or below
                                           $350 million, the fee schedule shall
                                           be:  0.65% of the first $200 million
                                           of such assets plus 0.63% of such
                                           assets over $200 million.
--------------------------------------------------------------------------------

From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

        The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

        In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

        The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

        In approving or re-approving, as the case may be, the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each fund's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services.

        The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to certain Portfolios, selection of the subadvisers for other Portfolios and oversight of the subadvisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

        The Board also evaluated the expertise and performance of the personnel overseeing the subadvisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

        The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the subadvisers. The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined re-approval, or in the case of new Portfolios, approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.

        The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Allocation Portfolios and to investments in the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Allocation Portfolio. The Manager is responsible for paying the consulting fees.

        The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                                                                         2004

                                          Investment         Investment         Other
                                        Management Fee    Management Fee       Expenses           Deferred Expense
              Portfolio                      Paid              Waived         Reimbursed           Reimbursement
              _________                 ______________    ______________      __________          ________________
Met/Putnam Capital Opportunities           $   426,296           $    --         $    --                  $     --
Lord Abbett America's Value Portfolio          127,243            98,677              --                        --
Lord Abbett Bond Debenture                   6,799,252                --              --                        --
Lord Abbett Mid-Cap Value                    1,658,919                --              --                        --
Lord Abbett Growth and Income               13,624,840                --              --                   415,534
Lord Abbett Growth Opportunities               396,571            29,475              --                        --
Met/AIM Mid Cap Core Equity                  1,976,021                --              --                   122,843
Met/AIM Small Cap Growth                     3,190,382                --              --                   197,306
Janus Aggressive Growth                      3,367,260                --              --                   286,247
T. Rowe Price Mid-Cap Growth                 3,146,034                --              --                   352,377
MFS Research International                   3,514,055                --              --                   617,855

Oppenheimer Capital Appreciation             4,327,515                --              --                   239,658
PIMCO Inflation Protected Bond               3,079,040                --              --                        --
Portfolio
PIMCO Total Return                           6,936,055                --              --                        --
RCM Global Technology                        1,570,194                --              --                        --
Harris Oakmark International                 4,799,579                --              --                    70,893
Goldman Sachs Mid-Cap                          677,715               876              --                        --
Value Portfolio/(1)/
Neuberger Berman Real Estate                   795,451                --              --                        --
Portfolio/(1)/
Third Avenue Small Cap Value                 3,556,948                --              --                        --
Portfolio
Turner Mid-Cap Growth Portfolio/(1)/           596,531                --              --                        --
MetLife Defensive Strategy                       8,957             8,957          2,4031                        --
Portfolio/(2)/
MetLife Moderate Strategy                       31,850            31,850           1,138                        --
Portfolio/(2)/
MetLife Balanced Strategy                       97,618            32,988              --                        --
Portfolio/(2)/
MetLife Growth Strategy Portfolio/(2)/          86,163            32,988              --                        --
MetLife Aggressive Strategy                     19,094            19,094          13,894                        --
Portfolio/(2)/

----------
/(1)/   For the period from 5/1/04 through 12/31/04
/(2)/   For the period from 11/4/04 through 12/31/04

                                                                         2003

                                          INVESTMENT         INVESTMENT                                DEFERRED
                                        MANAGEMENT FEE     MANAGEMENT FEE       OTHER EXPENSES         EXPENSE
            Portfolio                        PAID              WAIVED             REIMBURSED         REIMBURSEMENT
            _________                   ______________     ______________       ______________       _____________
Lord Abbett Bond Debenture                   3,971,116                  -                    -             276,111
Lord Abbett Mid-Cap Value                    1,028,597                  -                    -              24,528
Lord Abbett Growth and Income                9,092,357                  -                    -              96,442
Lord Abbett Growth Opportunities               269,004             78,081                    -                   -
Lord Abbett America's Value/(1)/                20,896             20,896               56,089                   -
Met/AIM Mid Cap Core Equity                    884,138                  -                    -              79,198
Met/AIM Small Cap Growth                     1,076,516             55,675                    -                   -
Janus Aggressive Growth                      1,101,773                  -                    -               7,791
T. Rowe Price Mid-Cap Growth                 1,356,903                  -                    -              36,100
MFS Research International                   1,262,462             82,173                    -                   -
Oppenheimer Capital Appreciation             1,814,031                  -                    -              70,030
Money Market                                   726,163             13,354
PIMCO Inflation Protected Bond/(1)/            747,433                  -                    -                   -
PIMCO Total Return                           4,621,218                  -                    -             133,278
RCM Global Technology                          623,323              6,135                    -                   -
Met/Putnam Capital Opportunities               409,728                  -                    -                   -
Harris Oakmark International                 1,058,799                  -                    -             134,866
Third Avenue Small Cap Value                 1,061,936                  -                    -              72,372

----------
(1) For the period 5/1/03 through 12/31/03

                                                         2002
                                        _______________________________________
                                        Investment    Investment       Other
                                        Management    Management      Expenses
             Portfolio                   Fee Paid     Fee Waived     Reimbursed
             _________                  __________    __________     __________

Lord Abbett Bond Debenture               1,667,067       219,786             --
Lord Abbett Mid-Cap Value                  768,497        10,233             --
Lord Abbett Growth and Income            7,305,609       261,347             --
Lord Abbett Growth Opportunities            99,876        99,876         24,278
Met/AIM Mid Cap Core Equity                153,006       153,006          1,238
Met/AIM Small Cap Growth                   228,091       228,091         32,720
Janus Aggressive Growth                    216,931       159,172             --
T. Rowe Price Mid-Cap Growth               339,766       202,896             --
MFS Research International                 316,349       316,349          9,963
Oppenheimer Capital Appreciation           402,546       132,940             --
Money Market                               283,685        78,237
PIMCO Total Return                       1,480,483            --             --
RCM Global Technology                      290,673       171,885             --
Met/Putnam Capital Opportunities           539,255            --             --
Harris Oakmark International                98,278        98,278         53,966
Third Avenue Small Cap Value/(1)/           82,684        72,400             --

----------
(1) For the period 5/1/02 through 12/31/02

The Advisers
____________

        Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

        Each Advisory Agreement will continue in force for one year (approximately two years with respect to the Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to the Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

        Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

        The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its

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overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.

        The Board of Trustees re-approved the Advisory Agreements relating to all of the Portfolios except for Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios whose initial terms had not expired and initially approved the Advisory Agreements relating to the Van Kampen Comstock and Legg Mason Value Equity Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio (and in the case of new Portfolios, the performance of similar funds advised by the Advisers); the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.

        The Board gave substantial consideration to the fees payable under each Investment Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined re-approval, or in the case of new Portfolios, approval of each Investment Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Investment Advisory Agreement.

        The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

        The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

        Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Global Technology Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

        Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

        Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

        Pacific Investment Management Company LLC is the Adviser to the Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

        RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

        Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio.

        Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio.

        OppenheimerFunds, Inc. is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

        A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

        Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolios.

        Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

        T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

        Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

        Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

        Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

        Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock Portfolio.

        Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

        The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

               Portfolio                    2004          2003           2002
               _________                 __________    __________     __________

Met/Putnam Capital Opportunities         $  275,838    $  265,118     $  370,557
Lord Abbett Bond Debenture                2,756,543     1,698,705        958,533
Lord Abbett Mid-Cap Value                 1,059,263       661,241        494,034
Lord Abbett Growth and Income             6,711,040     4,737,875      4,367,144
Lord Abbett Growth Opportunities            254,938       172,931         64,206
Lord Abbett America's Value                  78,303        12,859             --
Met/AIM Mid Cap Core Equity               1,247,085       589,425        102,004
Met/AIM Small Cap Growth                  2,304,165       777,484        164,733
Janus Aggressive Growth                   2,118,167       705,411        138,759
T. Rowe Price Mid-Cap Growth              2,097,356       904,602        209,087

MFS Research International                2,370,057       870,184        217,490
Oppenheimer Capital Appreciation          2,525,236     1,111,282        247,721
PIMCO Inflation Protected Bond            1,539,478       373,716             --
PIMCO Total Return                        3,468,028     2,310,609        740,241
RCM Global Technology                     1,074,363       426,484        211,264
Harris Oakmark International              3,224,977       759,888         69,373
Third Avenue Small Cap Value              2,359,964       707,957         55,589
Goldman Sachs Mid-Cap Value                 414,903
Neuberger Berman Real Estate                452,972
Turner Mid-Cap Growth                       389,359

        Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator
_________________

        Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

        The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.05% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2005 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, an aggregate of $6,320,204, $4,527,919 and $4,138,316, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

The Distributor
_______________

        The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

        The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

        The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

        Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution

Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

        Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

        A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

        The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

        The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2004:*

               Portfolio              Total Distribution Fee Paid to Distributor
               _________              __________________________________________

Met/Putnam Capital Opportunities                      $    8,129
Lord Abbett Bond Debenture                             2,324,985
Lord Abbett Mid-Cap Value                                330,343
Lord Abbett Growth and Income                          3,371,798
Lord Abbett Growth Opportunities                          76,235
Lord Abbett America's Value                               48,939
Met/AIM Mid Cap Core Equity                              628,091
Met/AIM Small Cap Growth                                 845,730
Janus Aggressive Growth                                  964,870
T. Rowe Price Mid-Cap Growth                             869,559
MFS Research International                               911,886

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


Oppenheimer Capital Appreciation                       1,729,128
PIMCO Inflation Protected Bond                         1,485,102
PIMCO Total Return                                     2,741,899
RCM Global Technology                                    274,750
Harris Oakmark International                           1,305,222
Third Avenue Small Cap Value                           1,144,024
Goldman Sachs Mid-Cap Value                              202,438
Neuberger Berman Real Estate                             262,813
Turner Mid-Cap Growth                                    170,724
MetLife Defensive Strategy                                22,393
MetLife Moderate Strategy                                 79,625
MetLife Balanced Strategy                                244,043
MetLife Growth Strategy                                  215,408
MetLife Aggressive Strategy                               47,736

        *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics
______________

        The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian
_________

        State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent
______________

        State Street Bank also serves as transfer agent for the Trust.

Legal Matters
_____________

        Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm
_____________________________________________

        Deloitte & Touche LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

        The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

        The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

        The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

        In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

        If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

        Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

        The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

        Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

        In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

        As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

        The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

        The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

        Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

        The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

        In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

        Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

        Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

        Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assts in residual interests of REMICs.

        ORGANIZATION AND CAPITALIZATION OF THE TRUST

        The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated thirty-three, twenty-nine of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

        The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not currently offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, RCM Global Technology, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

        The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

        The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2004, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

        As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2004 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

        The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

        The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

        Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

        The financial statements of the Portfolios for the year ended December 31, 2004, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLC, Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                   APPENDIX A

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

        A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

        Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

        "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

        "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

        Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES.............................................4
Asset-Backed Securities. ......................................................4
Brady Bonds ...................................................................5
Collateralized Debt Obligations ...............................................6
Convertible Securities.........................................................6
Credit Default Swaps...........................................................7
Depositary Receipts ...........................................................8
Dollar Roll Transactions ......................................................8
Event-Linked Bonds ............................................................9
Floaters ......................................................................9
Foreign Currency Transactions ................................................10
Foreign Securities............................................................13
Forward Commitments, When-Issued and Delayed Delivery.........................17
High Yield/High Risk Debt Securities..........................................17
Hybrid Instruments............................................................18
Illiquid_Securities ..........................................................19
Inflation-Indexed Bonds.......................................................19
Interest Rate Transactions....................................................20
Investment Grade Corporate Debt Securities....................................21
Loans and Other Direct Indebtedness...........................................22
Money Market Securities.......................................................22
Mortgage-Backed Securities....................................................23
Municipal Fixed Income Securities.............................................25
Options and Futures Strategies................................................26
Other Investment Companies....................................................31
Portfolio Turnover............................................................32
Preferred Stocks..............................................................33
Real Estate Investment Trusts.................................................33
Repurchase Agreements ........................................................34
Reverse Repurchase Agreements.................................................34
Rights and Warrants...........................................................35
Securities Loans..............................................................35
Short Sales...................................................................35
Structured Notes..............................................................36
Swaps ........................................................................37
U.S. Government Securities....................................................38
Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds .....................38
INVESTMENT RESTRICTIONS.......................................................39
Fundamental Policies..........................................................39
Non-Fundamental Policies......................................................40

PERFORMANCE INFORMATION.......................................................43
Total Return..................................................................43
Yield.........................................................................44
Non-Standardized Performance..................................................45
PORTFOLIO TRANSACTIONS........................................................45
MANAGEMENT OF THE TRUST.......................................................49
Trustees and Officers.........................................................49
Committees of the Board.......................................................52
Compensation of the Trustees..................................................53
Proxy Voting Procedures.......................................................54
Proxy Voting Records..........................................................54
Portfolio Holdings Disclosure Policy..........................................54
INVESTMENT ADVISORY AND OTHER SERVICES........................................55
The Manager...................................................................55
The Advisers..................................................................66
The Administrator.............................................................70
The Distributor...............................................................71
Code of Ethics................................................................74
Custodian.....................................................................74
Transfer Agent................................................................75
Legal Matters.................................................................75
Independent Registered Public Accounting Firm.................................75
REDEMPTION OF SHARES..........................................................75
NET ASSET VALUE...............................................................75
FEDERAL INCOME TAXES..........................................................76
FINANCIAL STATEMENTS..........................................................81
APPENDIX A - SECURITIES RATINGS..............................................A-1
APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES.............................B-1
APPENDIX C - PORTFOLIO MANAGER DISCLOSURE....................................C-1

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                          PROXY POLICIES AND PROCEDURES

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          As amended September 16, 2004

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

PROXY POLICIES:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

        . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

        . Attend less than 75 percent of the board and committee meetings without a valid excuse;

        .    Implement or renew a dead-hand or modified dead-hand poison pill;

        .    Sit on the boards of an excessive number of companies;

        . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

        . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

        . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

        . Long-term financial performance of the target company relative to its industry;

        .    Management's track record;

        .    Portfolio manager's assessment;

        .    Qualifications of director nominees (both slates);

        . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

        .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

        . It is not clear that the auditors will be able to fulfill their function;

        . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

        . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

        . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

        . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

        . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

        . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

        . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

        . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

        . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

        . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

        . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

        . We will generally abstain from shareholder social and environmental proposals.

        . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

        . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

        . We will generally vote for proposals to lower barriers to shareholder action.

        . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

        . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

        . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

        . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients. AIM's proxy policies, and the procedures noted below, may be amended from time to time.

[GRAPHIC APPEARS HERE]

PROXY COMMITTEE PROCEDURES:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

[GRAPHIC APPEARS HERE]

BUSINESS/DISASTER RECOVERY:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

[GRAPHIC APPEARS HERE]

RESTRICTIONS AFFECTING VOTING:

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

[GRAPHIC APPEARS HERE]

CONFLICT OF INTEREST:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

[GRAPHIC APPEARS HERE]

FUND OF FUNDS:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                  PROXY VOTING

        The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

        The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments
_________________________
in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

        ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

        In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

        The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

        The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed
____________________________________
income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

        Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's
                                 _______________________
website at http://www.sec.gov.
           ___________________

                                   APPENDIX B
                                   __________

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.      AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent,

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

A.      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

B.      CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C.      INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

D.      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

A.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D.      CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E.      CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

A.      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B.      REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.      MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B.      DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

A.      MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

..    Participation

B.      EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value;

..    Offering period is 27 months or less; and

..    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C.      SHAREHOLDER PROPOSALS ON COMPENSATION

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (E.G., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (E.G., reports on foreign military sales or offsets).

HARRIS ASSOCIATES L.P.

                              PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

                Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                               ___

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

                Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     SOCIAL RESPONSIBILITY ISSUES

Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which
                                             _
Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a
 _
director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated

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by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

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The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

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As of December 2004

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

     Equity Based Compensation Plans
     _______________________________

     Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

     Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

               a. requiring executive officers and directors to hold a minimum amount of stock in the company;
               b. requiring stock acquired through exercised options to be held for a certain period of time; and
               c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals
     _____________________

     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

     ----------
     * All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

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


                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are

----------
     /1/ All references to portfolio managers include assistant portfolio managers.

contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                                  PROXY VOTING
                                  DECEMBER 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES
_______________________

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th is provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

PROXY VOTING POLICY SUMMARY
___________________________

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues
_________________________

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues
______________

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues
_____________________________

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues
________________________

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals
_____________________

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

                                OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

                                PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

Oversight

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

        Compliance Review
        _________________

        A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

                                1. Identifying Potential Conflicts. IN
                                IDENTIFYING POTENTIAL CONFLICTS OF INTEREST THE COMPLIANCE OFFICER WILL REVIEW THE FOLLOWING
                                ISSUES:

                (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

                (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

                                2. Assessing Materiality. A POTENTIAL CONFLICT WILL BE DEEMED TO BE MATERIAL IF THE COMPLIANCE OFFICER DETERMINES IN THE EXERCISE OF REASONABLE JUDGMENT THAT THE CONFLICT IS LIKELY TO HAVE AN IMPACT ON THE MANNER IN WHICH THE SUBJECT SHARES ARE VOTED.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT IS NOT MATERIAL, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT MAY BE MATERIAL, THE FOLLOWING STEPS WILL BE TAKEN:

                (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

                (b) After the determination is made, the following procedures will apply:

                        (I) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is not material, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                        (II) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is material, LMCM WILL ADHERE TO THE FOLLOWING
                        PROCEDURES:

        A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

        B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

                              Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

                           Proxy Administrator Duties

The Proxy Administrator:

        1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

        2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

        3. Will use best efforts to obtain missing proxies from custodians;

        4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

        5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

        6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

        7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

        1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

        2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

        3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

        4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

        5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

        LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

        ------------------------------------------------------------------------
        FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

        1) Obligations of the Board of Directors

        2) Compensation of management and the Board of Directors

        3) Take-over protections

        4) Shareholders' rights

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        BOARD OF DIRECTORS
        ------------------------------------------------------------------------
        INDEPENDENCE OF BOARDS OF DIRECTORS: majority of   For
        unrelated directors, independent of management
        ------------------------------------------------------------------------
        NOMINATING PROCESS: independent nominating         For
        committee seeking qualified candidates,
        continually assessing directors and proposing new
        nominees
        ------------------------------------------------------------------------
        SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS:     For
        Boards must be no larger than 15 members
        ------------------------------------------------------------------------
        CUMULATIVE VOTING FOR DIRECTORS                    For
        ------------------------------------------------------------------------
        STAGGERED BOARDS                                   Against
        ------------------------------------------------------------------------
        SEPARATION OF BOARD AND MANAGEMENT ROLES           Case-by-Case
        (CEO/CHAIRMAN)
        ------------------------------------------------------------------------
        COMPENSATION REVIEW PROCESS: compensation          For
        committee comprised of outside, unrelated
        directors to ensure shareholder value while
        rewarding good performance
        ------------------------------------------------------------------------
        DIRECTOR LIABILITY & INDEMNIFICATION: support      For
        limitation of liability and provide
        indemnification
        ------------------------------------------------------------------------
        AUDIT PROCESS                                      For
        ------------------------------------------------------------------------
        BOARD COMMITTEE STRUCTURE: audit, compensation,    For
        and nominating and/or governance committee
        consisting entirely of independent directors
        ------------------------------------------------------------------------
        MONETARY ARRANGEMENTS FOR DIRECTORS: outside of    For
        normal board activities amts should be approved
        by a board of independent directors and reported
        in proxy
        ------------------------------------------------------------------------
        FIXED RETIREMENT POLICY FOR DIRECTORS              Case-by-Case
        ------------------------------------------------------------------------
        OWNERSHIP REQUIREMENT: all Directors have direct   For
        and material cash investment in common shares of
        Company
        ------------------------------------------------------------------------
        PROPOSALS ON BOARD STRUCTURE: (lead director,      For
        shareholder advisory committees, requirement that
        candidates be nominated by shareholders,
        attendance at meetings)
        ------------------------------------------------------------------------
        ANNUAL REVIEW OF BOARD/CEO BY BOARD                For
        ------------------------------------------------------------------------
        PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT           For
        (INCLUDING CEO)
        ------------------------------------------------------------------------
        VOTES FOR SPECIFIC DIRECTORS                       Case-by-Case
        ------------------------------------------------------------------------

        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        MANAGEMENT AND DIRECTOR COMPENSATION
        ------------------------------------------------------------------------
        STOCK OPTION AND INCENTIVE COMPENSATION PLANS:     Case-by-Case
        ------------------------------------------------------------------------
        FORM OF VEHICLE: grants of stock options, stock    Case-by-Case
        appreciation rights, phantom shares and
        restricted stock
        ------------------------------------------------------------------------
        PRICE                                              Against plans whose
                                                           underlying securities
                                                           are to be issued at
                                                           less than 100% of the
                                                           current market value
        ------------------------------------------------------------------------
        RE-PRICING: plans that allow the Board of          Against
        Directors to lower the exercise price of options
        already granted if the stock price falls or
        under-performs the market
        ------------------------------------------------------------------------
        EXPIRY: plan whose options have a life of more     Case-by-Case
        than ten years
        ------------------------------------------------------------------------
        EXPIRY: "evergreen" stock option plans             Against
        ------------------------------------------------------------------------
        DILUTION:                                          Case-by-Case - taking
                                                           into account value
                                                           creation, commitment
                                                           to
                                                           shareholder-friendly
                                                           policies, etc.
        ------------------------------------------------------------------------
        VESTING: stock option plans that are 100% vested   Against
        when granted
        ------------------------------------------------------------------------
        PERFORMANCE VESTING: link granting of options, or  For
        vesting of options previously granted, to
        specific performance targets
        ------------------------------------------------------------------------
        CONCENTRATION: authorization to allocate 20% or    Against
        more of the available options to any one
        individual in any one year
        ------------------------------------------------------------------------
        DIRECTOR ELIGIBILITY: stock option plans for       Case-by-Case
        directors if terms and conditions are clearly
        defined and reasonable
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: stock option plans with change  Against in control provisions that allow option holders
        to receive more for their options than
        shareholders would receive for their shares
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: change in control arrangements  Against developed during a take-over fight specifically to
        entrench or benefit management
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: granting options or bonuses to  Against outside  directors in event of a change in control
        ------------------------------------------------------------------------
        BOARD DISCRETION: plans to give Board broad        Against
        discretion in setting terms and conditions of
        programs
        ------------------------------------------------------------------------
        EMPLOYEE LOANS: Proposals authorizing loans to     Against
        employees to pay for stock or options
        ------------------------------------------------------------------------
        NOT PROHIBITING "MEGA-GRANTS"                      Not Specified
        ------------------------------------------------------------------------
        OMNIBUS PLANS: plans that provide for multiple     Not Specified
        awards and believe that shareholders should vote
        on the seperate components of such plans
        ------------------------------------------------------------------------
        DIRECTOR COMPENSATION: % of directors'             For
        compensation in form of common shares
        ------------------------------------------------------------------------
        GOLDEN PARACHUTES                                  Case-by-Case
        ------------------------------------------------------------------------
        EXPENSE STOCK OPTIONS                              For
        ------------------------------------------------------------------------
        SEVERANCE PACKAGES: must receive shareholder       For
        approval
        ------------------------------------------------------------------------
        LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED Against
        PLANS
        ------------------------------------------------------------------------
        RELOAD OPTIONS                                     Against
        ------------------------------------------------------------------------

        PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES Against
        ------------------------------------------------------------------------
        EMPLOYEE STOCK PURCHASE PLANS                      Case-by-Case
        ------------------------------------------------------------------------
        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        TAKEOVER PROTECTIONS
        ------------------------------------------------------------------------
        SHAREHOLDER RIGHTS PLANS: plans that go beyond     Against
        ensuring the equal treatment of shareholders in
        the event of a bid and allowing the corp. enough
        time to consider alternatives to a bid
        ------------------------------------------------------------------------
        GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND   Case-by-Case
        OTHER PURCHASE TRANSACTIONS
        ------------------------------------------------------------------------
        LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements  Against that serve to prevent competing bids in a takeover
        situation
        ------------------------------------------------------------------------
        CROWN JEWEL DEFENSES                               Against
        ------------------------------------------------------------------------
        PAYMENT OF GREENMAIL                               Against
        ------------------------------------------------------------------------
        "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"     Against
        PROVISIONS: provisions that seek to limit the
        discretion of a future board to redeem the plan
        ------------------------------------------------------------------------
        CHANGE CORPORATION'S DOMICILE: if reason for       Against
        re-incorporation is to take advantage of
        protective statutes (anti-takeover)
        ------------------------------------------------------------------------
        POISON PILLS: receive shareholder ratification     For
        ------------------------------------------------------------------------
        REDEMPTION/RATIFICATION OF POISON PILL             For

        ------------------------------------------------------------------------
        SHAREHOLDERS' RIGHTS
        ------------------------------------------------------------------------
        CONFIDENTIAL VOTING BY SHAREHOLDERS                For
        ------------------------------------------------------------------------
        DUAL-CLASS SHARE STRUCTURES                        Against
        ------------------------------------------------------------------------
        LINKED PROPOSALS: with the objective of making one Against element of a proposal more acceptable
        ------------------------------------------------------------------------
        BLANK CHECK PREFERRED SHARES: authorization of, or Against an increase in, blank check preferred shares
        ------------------------------------------------------------------------
        SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:   Against
        management seeks to increase the number of votes
        required on an issue above two-thirds of the
        outstanding shares
        ------------------------------------------------------------------------
        INCREASE IN AUTHORIZED SHARES: provided the amount For
        requested is necessary for sound business reasons
        ------------------------------------------------------------------------
        SHAREHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        STAKEHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH      Against
        VOTING RIGHTS TO BE DETERMINED BY THE BOARD
        WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL
        ------------------------------------------------------------------------
        "FAIR PRICE" PROVISIONS: Measures to limit ability For
        to buy back shares from particular shareholder at
        higher-than-market prices
        ------------------------------------------------------------------------
        PREEMPTIVE RIGHTS                                  For
        ------------------------------------------------------------------------

        ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP    For
        REQUIRE PRIOR SHAREHOLDER APPROVAL (including
        "anti-takeover" measures)
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT        For
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS        For
        ------------------------------------------------------------------------
        SOCIAL AND ENVIRONMENTAL ISSUES                    As recommended by
                                                           Company Management
        ------------------------------------------------------------------------
        REIMBURSING PROXY SOLICITATION EXPENSES            Case-by-Case
        ------------------------------------------------------------------------

November 21, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

                                  INTRODUCTION

        Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

        The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

        There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to
____________
Board) of Publicly Held Company Owned by a Lord Abbett Fund.

        Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

        The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.
____________

        Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

        For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

        Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

                              Election of Directors

        Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

        There are some actions by directors that may result in votes being withheld. These actions include:

        1) Attending less than 75% of board and committee meetings without a valid excuse.
        2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
        3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
        4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
        5)      Failing to replace management as appropriate.

        We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

                          Incentive Compensation Plans

        We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

        We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

        1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
        2)      Management's rationale for why the repricing is necessary.
        3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
        4) Other factors, such as the number of participants, term of option, and the value for value exchange.

        In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

1Shareholder Rights
___________________

Cumulative Voting
_________________

        We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

        There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

        On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              Supermajority Voting

        Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES
_______________

        Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

        Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

2) 3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

3) 4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

        .    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
        .    No dead-hand or no-hand pills.

        . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
        . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

        It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                           MET INVESTORS SERIES TRUST
                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

TRUST'S POLICY STATEMENT

        Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

TRUST'S PROXY VOTING PROGRAM

        Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

        As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

        Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

        WRITTEN POLICIES AND PROCEDURES: THE ADVISER MUST MAINTAIN WRITTEN PROXY
        ________________________________
VOTING POLICIES AND PROCEDURES IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND MUST PROVIDE TO THE TRUST AND THE MANAGER UPON REQUEST, COPIES OF SUCH POLICIES AND PROCEDURES.

        FIDUCIARY DUTY: THE ADVISER'S POLICIES AND PROCEDURES MUST BE REASONABLY
        ______________
DESIGNED TO ENSURE THAT THE ADVISER VOTES CLIENT SECURITIES IN THE BEST INTEREST OF ITS CLIENTS.

        CONFLICTS OF INTEREST: THE ADVISER'S POLICIES AND PROCEDURES MUST
        ______________________
INCLUDE APPROPRIATE PROCEDURES TO IDENTIFY AND RESOLVE AS NECESSARY ALL MATERIAL PROXY-RELATED CONFLICTS OF INTEREST BETWEEN THE ADVISER (INCLUDING ITS AFFILIATES) AND ITS CLIENTS BEFORE VOTING CLIENT PROXIES.

        VOTING GUIDELINES: THE ADVISER'S POLICIES AND PROCEDURES MUST ADDRESS
        __________________
WITH REASONABLE SPECIFICITY HOW THE ADVISER WILL VOTE PROXIES, OR WHAT FACTORS IT WILL TAKE INTO ACCOUNT, WHEN VOTING ON PARTICULAR TYPES OF MATTERS, E.G., CORPORATE GOVERNANCE PROPOSALS, COMPENSATION ISSUES AND MATTERS INVOLVING SOCIAL OR CORPORATE RESPONSIBILITY.

        MONITORING PROXY VOTING: THE ADVISER MUST HAVE AN ESTABLISHED SYSTEM
        ________________________
AND/OR PROCESS THAT IS REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED ON BEHALF OF ITS CLIENTS IN A TIMELY AND EFFICIENT MANNER.

        RECORD RETENTION AND INSPECTION: THE ADVISER MUST HAVE AN ESTABLISHED
        ________________________________
SYSTEM FOR CREATING AND RETAINING ALL APPROPRIATE DOCUMENTATION RELATING TO ITS PROXY VOTING ACTIVITIES AS REQUIRED BY APPLICABLE LAWS AND REGULATIONS. THE ADVISER MUST PROVIDE TO THE TRUST AND THE MANAGER SUCH INFORMATION AND RECORDS WITH RESPECT TO PROXIES RELATING TO THE TRUST'S PORTFOLIO SECURITIES AS REQUIRED BY LAW AND AS THE TRUST OR THE MANAGER MAY REASONABLY REQUEST.

DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

        The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

REPORTS TO TRUST'S BOARD OF TRUSTEES.

        The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted:  November 19, 2003

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                            PROXY VOTING POLICIES AND PROCEDURES
                                            ____________________________________

        Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

                              A. VOTING GUIDELINES

                 GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

        MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

        MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

        As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

        From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

                          B. ADMINISTRATIVE PROCEDURES
                             _________________________

        1. MFS PROXY REVIEW GROUP
           ______________________

        The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

                a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

                b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

                c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

        2. POTENTIAL CONFLICTS OF INTEREST
           _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

     c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

        3. GATHERING PROXIES
           _________________

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

        4. ANALYZING PROXIES
           _________________

        After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no

----------
        /2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

        /3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

        5. VOTING PROXIES
           ______________

        After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

        It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

        MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

     E. REPORTS
        _______

        At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                                                      APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.      POLICY STATEMENT
        ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility
_______________________
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.     GENERAL PROXY VOTING GUIDELINES
        _______________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.    GUIDELINES
        __________

A.      MANAGEMENT PROPOSALS

        1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

             .     Selection or ratification of auditors.

             . Approval of financial statements, director and auditor reports.

             .     General updating/corrective amendments to the charter.

             . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

             . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

             . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

             . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

             .     Proposals to eliminate cumulative voting.

             .     Proposals to eliminate preemptive rights.

             . Proposals for confidential voting and independent tabulation of voting results.

             . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

        2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

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                        (i)     A nominee has, or any time during the previous
                                five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

        3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

             Capitalization changes
             ______________________

             . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

             . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

             . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

             .    Proposals for share repurchase plans.

             . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

             .    Proposals to effect stock splits.

             . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

             Compensation
             ____________

             . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

             . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

             . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

             . Proposals for the establishment of employee retirement and severance plans

             Anti-Takeover Matters
             _____________________

             . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

             . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

        4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

             . Proposals to establish cumulative voting rights in the election of directors.

             . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

             . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

             .    Proposals to create "blank check" preferred stock.

             . Proposals relating to changes in capitalization by 100% or more.

             . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

             . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

             .    Proposals to indemnify auditors.

        5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

             Corporate Transactions

             . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

             . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

             . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

             . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)     The stock option plan should be incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

             Anti-Takeover Provisions
             ________________________

             .    Proposals requiring shareholder ratification of poison pills.

               . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.      SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

               . Proposals requiring auditors to attend the annual meeting of shareholders.

               . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

               . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

               Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.
               . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

               .    Proposals requiring confidential voting.

               . Proposals to reduce or eliminate supermajority voting requirements.

               . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

               .    Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

               .    Proposals that limit tenure of directors.

               .    Proposals to limit golden parachutes.

               . Proposals requiring directors to own large amounts of stock to be eligible for election.

               . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

               . Proposals that limit retirement benefits or executive compensation.

               . Proposals requiring shareholder approval for bylaw or charter amendments.

               . Proposals requiring shareholder approval of executive compensation.

               . Proposals requiring shareholder approval of golden parachutes.

               . Proposals to eliminate certain anti-takeover related provisions.

               .    Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

               . Proposals to declassify the Board of Directors (if management supports a classified board).

               . Proposals requiring a U.S. company to have a separate Chairman and CEO.

               . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

               . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

               Proposals that require inappropriate endorsements or corporate actions.
               . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.      PROXY REVIEW COMMITTEE

        1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

               (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

               (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

               (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

               (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief

                    Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

               (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

               (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.      IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

        1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

        2. A material conflict of interest could exist in the following situations, among others:

        (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.      PROXY VOTING REPORTS

        (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         NON-SOCIALLY RESPONSIVE CLIENTS

Introduction and General Principles

Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

Responsibility and Oversight

NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

        developing, authorizing, implementing and updating NB's policies and procedures;

        overseeing the proxy voting process; and

        engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

Proxy Voting Guidelines

NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in
Section V, Paragraph D.

There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

Proxy Voting Procedures

NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

        research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

        vote and submit proxies in a timely manner;

        handle other administrative functions of proxy voting;

        maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

        maintain records of votes cast; and

        provide recommendations with respect to proxy voting matters in general.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

Conflicts of Interest

NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

Material conflicts cannot be resolved by simply abstaining from voting.

Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

a copy of these policies and procedures, which shall be made available to clients upon request;

        proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

        a record of each vote cast (which ISS maintains on NB's behalf);

        a copy of each questionnaire completed by any NB Investment Professional under Section V above;

        any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

        each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                               EFFECTIVE JUNE 2003

                                    EXHIBIT A

                ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

                                    Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                               Board of Directors

        Voting on Director Nominees in Uncontested Elections
        ____________________________________________________

        Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

        Classification/Declassification of the Board
        ____________________________________________

        Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

        Independent Chairman (Separate Chairman/CEO)
        ____________________________________________

        Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

        Majority of Independent Directors/Establishment of Committees
        _____________________________________________________________

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

        Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                               Shareholder Rights

        Shareholder Ability to Act by Written Consent
        _____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

        Shareholder Ability to Call Special Meetings
        ____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

        Supermajority Vote Requirements
        _______________________________

        Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

        Cumulative Voting
        _________________

        Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

        Confidential Voting
        ___________________

        Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

                                 Proxy Contests

        Voting for Director Nominees in Contested Elections
        ___________________________________________________

        Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

        Reimbursing Proxy Solicitation Expenses
        _______________________________________

        Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                  Poison Pills

        Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

                      Mergers and Corporate Restructurings

        Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

                            Reincorporation Proposals

        Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                Capital Structure

        Common Stock Authorization
        __________________________

        Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

        Dual-class Stock
        ________________

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

                       Executive and Director Compensation

        Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

        Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

        Management Proposals Seeking Approval to Reprice Options
        ________________________________________________________

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

     .    Participation

          Employee Stock Purchase Plans
          _____________________________

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value

..    Offering period is 27 months or less, and

..    Potential voting power dilution (VPD) is ten percent or less.

        Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

        Shareholder Proposals on Compensation
        _____________________________________

        Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                         Social and Environmental Issues

        These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

        In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

          Financial Results/Director and Auditor Reports
          ______________________________________________

Vote FOR approval of financial statements and director and auditor reports, unless:

..    there are concerns about the accounts presented or audit procedures used;
     or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          Appointment of Auditors and Auditor Compensation
          ________________________________________________

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..    there are serious concerns about the accounts presented or the audit procedures used;

..    the auditors are being changed without explanation; or

     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

        ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

          Appointment of Internal Statutory Auditors
          __________________________________________

Vote FOR the appointment or reelection of statutory auditors, unless:

..    there are serious concerns about the statutory reports presented or the audit procedures used;

..    questions exist concerning any of the statutory auditors being appointed;
     or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          Allocation of Income
          ____________________

Vote FOR approval of the allocation of income, unless:

..    the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .  the payout is excessive given the company's financial position.

        Stock (Scrip) Dividend Alternative
        __________________________________

Vote FOR most stock (scrip) dividend proposals.

        Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

        Amendments to Articles of Association
        _____________________________________

        Vote amendments to the articles of association on a CASE-BY-CASE basis.

        Change in Company Fiscal Term
        _____________________________

        Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

        Lower Disclosure Threshold for Stock Ownership
        ______________________________________________

        Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

        Amend Quorum Requirements
        _________________________

        Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

        Transact Other Business
        _______________________

        Vote AGAINST other business when it appears as a voting item.

        Director Elections
        __________________

Vote FOR management nominees in the election of directors, unless:

..    there are clear concerns about the past performance of the company or the board; or

..    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

        Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

        Director Compensation
        _____________________

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

        Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

        Discharge of Board and Management
        _________________________________

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

    .   legal action is being taken against the board by other shareholders.

        Director, Officer, and Auditor Indemnification and Liability Provisions
        _______________________________________________________________________

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

        Vote AGAINST proposals to indemnify auditors.

        Board Structure
        _______________

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

        Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

        Share Issuance Requests
        _______________________

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

        Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

        Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..    the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..    the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

        Vote AGAINST proposals to adopt unlimited capital authorizations.

        Reduction of Capital
        ____________________

        Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

        Capital Structures
        __________________

        Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

        Preferred Stock
        _______________

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

        Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

        Debt Issuance Requests
        ______________________

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

        Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

        Pledging of Assets for Debt
        ___________________________

        Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

        Increase in Borrowing Powers
        ____________________________

        Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

        Share Repurchase Plans:
        _______________________

Vote FOR share repurchase plans, unless:

..    clear evidence of past abuse of the authority is available; or

     .  the plan contains no safeguards against selective buybacks.

        Reissuance of Shares Repurchased:
        _________________________________

        Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

        Capitalization of Reserves for Bonus Issues/Increase In Par Value:
        __________________________________________________________________

        Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

        Reorganizations/Restructurings:
        _______________________________

        Vote reorganizations and restructurings on a CASE-BY-CASE basis.

        Mergers and Acquisitions:
        _________________________

Vote FOR mergers and acquisitions, unless:

..    the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

..    the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

        ABSTAIN if there is insufficient information available to make an informed voting decision.

        Mandatory Takeover Bid Waivers:
        _______________________________

        Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

        Reincorporation Proposals:
        __________________________

        Vote reincorporation proposals on a CASE-BY-CASE basis.

        Expansion of Business Activities:
        _________________________________

        Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

        Related-Party Transactions:
        ___________________________

        Vote related-party transactions on a CASE-BY-CASE basis.

        Compensation Plans:
        ___________________

        Vote compensation plans on a CASE-BY-CASE basis.

        Antitakeover Mechanisms:
        ________________________

        Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

        Shareholder Proposals:
        ______________________

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

        Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

              [LOGO OF INSTITUTIONAL SHAREHOLDER SERVICES COMPANY]

                  POLICIES, PROCEDURES AND PRACTICES REGARDING
                         POTENTIAL CONFLICTS OF INTEREST

        Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

        Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

        To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

        REGULATORY OVERSIGHT-ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

        BOARD POLICY-The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

        OWNERSHIP-ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

        TRANSPARENCY OF VOTING POLICIES-ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

        Potential Conflicts of Interest

        FULL DISCLOSURE-Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

        SEPARATE STAFFS/PHYSICAL SEPARATION-ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

        NO GUARANTEES-Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

        BLACKOUT PERIOD-Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

        NO BACKROOM DEALS-ISS requires issuers to provide written documentation-signed by an executive level manager-before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

        We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

        OPPENHEIMERFUNDS, INC.
        498 SEVENTH AVENUE
        NEW YORK, NEW YORK 10018

        OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AUGUST 1, 2003

        These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.      ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
        ______________________________________________________

        Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

        In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.      OBJECTIVE
        _________

..    OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.      PROXY VOTING AGENT
        __________________

        OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

        ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

        ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     .  The name of the issuer of the portfolio security;
     .  The exchange ticker symbol of the portfolio security;
     .  The CUSIP number for the portfolio security;
     .  The shareholder meeting date;
     .  A brief identification of the matter voted on;
     . Whether the matter was proposed by the issuer or by a security holder; . Whether the fund cast its vote on the matter;
     . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and
     .  Whether the fund cast its vote for or against management.

        The ISS reports also include the ISS recommended vote on each proposal.

D.      PROXY VOTING COORDINATOR
        ________________________

        The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.      CONFLICTS OF INTEREST
        _____________________

        OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.      PROXY VOTING GUIDELINES
        _______________________

        The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
               ___________________________________________________
                                 AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..    We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..    In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..    We support shareholder proposals to reduce a super-majority vote requirement.

..    We oppose management proposals to add a super-majority vote requirement.

..    We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

..    We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

..    We oppose re-pricing of stock options.

..    In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0     THE BOARD OF DIRECTORS

1.01    Voting on Director Nominees
        ___________________________

        Vote FOR each Director Nominee, except:

                Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

                EXAMPLES of poor long-term performance include: negative 5-year
                ________
                annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02    Elect Compensation Committee or Audit Committee

        OPPOSE if Committee is not fully composed of Independent Directors.

        An Independent Director is defined as a director that:

    . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

    . Is not a member of a firm that is one of this company's paid advisors or consultants.

    .   Is not employed by a significant customer or supplier of the company.

    .   Does not have a personal services contract with the company.

    . Is not employed by a tax-exempt organization that receives significant contributions from the company.

    . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

    . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

    . a director's fees must be the sole compensation an audit committee member receives from the company./4/

1.03    Establish a Nominating Committee

        OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

----------
     /4/ Per the proposed NYSE corporate governance standards for listed companies.

1.04    Limit Composition of Committee(s) to Independent Directors

        Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05    Require that Directors' Fees be Paid in Stock

        Vote WITH MANAGEMENT.

1.06    Approve Increase in Board Size

        Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07    Approve Decrease in Board Size
        ______________________________

                SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08    Classify Board of Directors
        ___________________________

        Vote AGAINST proposal to classify the board of directors.

        Vote FOR proposals to repeal classified boards and to elect all directors annually.

        In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

        DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09    Officers/Directors Liability and Indemnification
        ________________________________________________

                SUPPORT proposal if it conforms to state law.

1.10    Director Age Restrictions
        _________________________

        OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11    Establish Term Limits for Directors
        ___________________________________

        Vote WITH MANAGEMENT.

1.12    Mandatory Retirement Age for Directors
        ______________________________________

        OPPOSE provided there are term limits for Directors.

1.13    Separate CEO & Chairman Positions
        _________________________________

                Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14    Require Annual Election of Directors
        ____________________________________

                Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15    Require that a Majority of Directors be Independent
        ___________________________________________________

        Vote FOR proposal that a majority of Directors be Independent.

        Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16    Establish Director Stock Ownership Requirements
        _______________________________________________

                Vote WITH MANAGEMENT

2.0     Auditors

2.01    Ratify Selection of Auditors
        ____________________________

        Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02    Approve Discharge of Auditors
        _____________________________

        Examine on a CASE-BY-CASE basis.

2.03    Audit Firm Rotation
        ___________________

        Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0     Proxy Contest Defenses

3.01    Eliminate Cumulative Voting
        ___________________________

        Vote FOR proposal to eliminate cumulative voting.

                Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02    Provide for Confidential Voting

        OPPOSE.

        If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0     TENDER OFFER DEFENSES

4.01    Management Proposal to adopt shareholders rights plan ("poison pill")
        _____________________________________________________________________

                These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

        OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02    Submit Poison Pill to Shareholder Vote
        ______________________________________

        Vote FOR.

4.03    Allow Board to use all outstanding capital authorizations in the event
        ______________________________________________________________________
        of public tender or share exchange offer
        ________________________________________

         OPPOSE.

4.04    Super-Majority Vote Requirements
        ________________________________

        Vote FOR shareholder proposal to reduce super-majority vote requirement.

        Vote AGAINST management proposal to require supermajority vote.

4.05    Anti-Greenmail Amendments
        _________________________

        Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

        Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0     CORPORATE GOVERNANCE

5.01    Establish Shareholder Advisory Committee
        ________________________________________

                             Vote WITH MANAGEMENT

5.02    Shareholders' Right to Call a Special Meeting
        _____________________________________________

        Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0     CAPITAL STRUCTURE

6.01    Increase Authorized Common Stock
        ________________________________

        SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02    Issue Tracking Stock
        ____________________

                In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

                OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03    Submit Preferred Stock Issuance to Vote
        _______________________________________

                SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04    Issue "Blank Check" Preferred Stock
        ___________________________________

        OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05    Increase Authorization of "Blank Check" Preferred Stock
        _______________________________________________________

        OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06    Pledge of Assets for Debt (Generally, Foreign Issuers)
        ______________________________________________________

        In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

        OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0     COMPENSATION

        We review compensation proposals on a CASE-BY-CASE basis.

        In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01    Employee Stock Purchase Plan
        ____________________________

        Vote FOR unless the offering period exceeds 12 months.

7.02    Cash Bonus Plan
        _______________

        Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03    Non-Employee Director Stock Plans
        _________________________________

        Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04    Executive Stock Based Plans
        ___________________________

        OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

        In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./5/

7.05    Bonus for Retiring Director
        ___________________________

        Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

7.06    Proposal to Re-price Stock Options
        __________________________________

        OPPOSE.

7.07    Submit Severance Agreement to Shareholder Vote
        ______________________________________________

        Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08    Shareholder Proposal to Limit Executive Compensation
        ____________________________________________________

                              Vote WITH MANAGEMENT

7.09    Shareholder Proposal to Submit Executive Compensation to Shareholder
        ____________________________________________________________________
        Vote
        ____

                              Vote WITH MANAGEMENT

----------
/1/ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10    Treatment of Stock Option Awards: Require Expensing of Stock Options
        ____________________________________________________________________
        Awards
        ______

        Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0     STATE OF INCORPORATION

8.01    Proposal to Change the Company's State of Incorporation
        _______________________________________________________

        Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0     MERGERS AND RESTRUCTURING

9.01    Mergers and Acquisitions
        ________________________

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02    Corporate Restructuring
        _______________________

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03    Spin-offs
        _________

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04    Asset Sales
        ___________

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05    Liquidations
        ____________

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06    Appraisal Rights
        ________________

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07    Changing Corporate Name
        _______________________

        Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08    Severance Agreements that are Operative in Event of Change of Control
        _____________________________________________________________________

Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

----------
     /6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

     /7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

     /8/  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

     /9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

        1. convening an ad-hoc committee to assess and resolve the conflict;/10/
        2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
        3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
        4. suggesting that the client engage another party to determine how the proxies should be voted;
        5. delegating the vote to an independent third-party service provider; or
        6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS
Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

----------
     /10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO RECORD KEEPING
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest. Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
        1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).
        2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
        3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
        4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle

Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
        5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
        6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

        BOARD OF DIRECTORS
        1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
        2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
        3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
        4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
        5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

        6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

        PROXY CONTESTS AND PROXY CONTEST DEFENSES
        1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
        2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
        3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
        4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
        5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

        6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

        TENDER OFFER DEFENSES
        1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
        2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
        3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

        CAPITAL STRUCTURE
        1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
        2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
        3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
        4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

        EXECUTIVE AND DIRECTOR COMPENSATION
        1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

        2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

        3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

        STATE OF INCORPORATION
        STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

        MERGERS AND RESTRUCTURINGS
        1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
        2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

        INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

        1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

        2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

        3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

        4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

        5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

        6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

        7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

        8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

        9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

        10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

        11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

        12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

        DISTRESSED AND DEFAULTED SECURITIES

        1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

        2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

        MISCELLANEOUS PROVISIONS

        1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

        2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

        3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

        4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                May 6, 2003

                               Putnam Investments

                        Proxy Voting Procedures

           Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2       considers special proxy issues as they may from time to time arise.

                Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.   prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

                Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

                Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

        1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

        2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

        3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

        4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

        5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

                Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

        1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

        2. A copy of each proxy statement received with respect to securities in client accounts;

        3.      Records of each vote cast for each client;

        4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

        5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures
                                                   _____________________________

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

          A. MATTERS RELATING TO THE BOARD OF DIRECTORS
             __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of
                                                             ___
the company's nominees for directors and FOR board-approved proposals on other
                                         ___
matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .    Putnam will WITHHOLD VOTES for the entire board of directors if
                      ______________

     .    The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                          __________________

     .    Putnam will WITHHOLD VOTES for any nominee for director who is
                      ______________
          considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     .    Putnam will WITHHOLD VOTES for the entire board of directors if the
                      ______________
          board has more than 19 members or fewer than five members, absent
                              __                       ____
          special circumstances.

     .    Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                                __________________
          directors.

          .    Putnam will WITHHOLD VOTES for any nominee for director who
                           ______________
               attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

               .    Putnam will WITHHOLD VOTES for any nominee for director of a
                                ______________
                    public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

          .    Putnam will vote AGAINST proposals to classify a board, absent
                                _______
               special circumstances indicating that shareholder interests would be better served by this structure.

          B. EXECUTIVE COMPENSATION
             ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to
                      __________________
executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans
                                                      ___
          which will result in an average annual dilution of 1.67% or less
                                          ______
          (including all equity-based plans).

     .    Putnam will vote AGAINST stock option plans that permit replacing or
                           _______
          repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     .    Putnam will vote AGAINST stock option plans that permit issuance of
                           _______
          options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans
                                               ___
          that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

          C. CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

     .    Putnam will vote FOR proposals relating to the authorization of
                           ___
          additional common stock (except where such proposals relate to a specific transaction).

     .    Putnam will vote FOR proposals to effect stock splits (excluding
                           ___
          reverse stock splits.)

     .    Putnam will vote FOR proposals authorizing share repurchase programs.
                           ___

          D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
             __________________________________________________________________
             TRANSACTIONS
             ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

          E. ANTI-TAKEOVER MEASURES
             ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                                __________________
          approve shareholder rights plans (commonly referred to as "poison pills"); and

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair
                                __________________
          price provisions.

          F. OTHER BUSINESS MATTERS
             ______________________

Putnam will vote FOR board-approved proposals approving routine business matters
                 ___
such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                                __________________
          company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     .    Putnam will vote AGAINST authorization to transact other unidentified,
                           _______
          substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF
                 _______________________________________________________________
DIRECTORS on all shareholder proposals, except as follows:
_________

     .    Putnam will vote FOR shareholder proposals to declassify a board,
                           ___
          absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     .    Putnam will vote FOR shareholder proposals to require shareholder
                           ___
          approval of shareholder rights plans.

     .    Putnam will vote FOR shareholder proposals that are consistent with
                           ___
          Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE
                                                                   _____________
WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
______________________________________________

     .    Putnam will vote FOR shareholder proposals calling for a majority of
                           ___
          the directors to be independent of management.

     .    Putnam will vote FOR shareholder proposals seeking to increase the
                           ___
          independence of board nominating, audit and compensation committees.

     .    Putnam will vote FOR shareholder proposals that implement corporate
                           ___
          governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     .    Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1)
                              __________________
          the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

MANY NON US JURISDICTIONS IMPOSE MATERIAL BURDENS ON VOTING PROXIES. THERE ARE THREE PRIMARY TYPES OF LIMITS AS FOLLOWS:

                (1) SHARE BLOCKING. SHARES MUST BE FROZEN FOR CERTAIN PERIODS OF TIME TO VOTE VIA PROXY.

                (2) SHARE RE-REGISTRATION. SHARES MUST BE REREGISTERED OUT OF THE NAME OF THE LOCAL CUSTODIAN OR NOMINEE INTO THE NAME OF THE CLIENT FOR THE MEETING AND, IN MAY CASES, THEN REREGISTERED BACK. SHARES ARE NORMALLY BLOCKED IN THIS PERIOD.

                (3) POWERS OF ATTORNEY. DETAILED DOCUMENTATION FROM A CLIENT MUST BE GIVEN TO THE LOCAL SUB-CUSTODIAN. IN MANY CASES PUTNAM IS NOT AUTHORIZED TO DELIVER THIS INFORMATION OR SIGN THE RELEVANT DOCUMENTS.

PUTNAM'S POLICY IS TO WEIGH THE BENEFITS TO CLIENTS FROM VOTING IN THESE JURISDICTIONS AGAINST THE DETRIMENTS OF DOING SO. FOR EXAMPLE, IN A SHARE BLOCKING JURISDICTION, IT WILL NORMALLY NOT BE IN A

CLIENT'S INTEREST TO FREEZE SHARES SIMPLY TO PARTICIPATE IN A NON CONTESTED ROUTINE MEETING. MORE SPECIFICALLY, PUTNAM WILL NORMALLY NOT VOTE SHARES IN NON-US JURISDICTIONS IMPOSING BURDENSOME PROXY VOTING REQUIREMENTS EXCEPT IN SIGNIFICANT VOTES (SUCH AS CONTESTED ELECTIONS AND MAJOR CORPORATE TRANSACTIONS) WHERE DIRECTED BY PORTFOLIO MANAGERS.

                                                   Exhibit B to Proxy Procedures
                                                   _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name: XYZ INC.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                     _______________________
     below.
..    Please provide vote rationale when you believe additional information is
                    ______________
     necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                        Putnam Rec.* ISS Rec.
_______________                                        ____________________

1. [Description of item]
Rationale: ____________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   EXHIBIT C TO PROXY PROCEDURES
                                                   _____________________________

                               PUTNAM INVESTMENTS

                              PROXY VOTING CONFLICT

                           OF INTEREST DISCLOSURE FORM

        1.      COMPANY NAME: __________________________________________________

        2.      DATE OF MEETING: _______________________________________________

        3.      REFERRAL ITEM(S): ______________________________________________

        4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:____________

                ________________________________________________________________

        5.      DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:
                Investment professional who was solicited to provide a
                ______________________________________________________
                recommendation was advised that the recommendation must be
                __________________________________________________________
                provided without regard to any client or other business
                _______________________________________________________
                relationship between Putnam and the company. In addition, Putnam
                ________________________________________________________________
                has made arrangements that, unless authorized by Putnam's Legal
                _______________________________________________________________
                and Compliance Department, contacts from outside parties, except
                ________________________________________________________________
                for representatives of the issuing company, with respect to
                ___________________________________________________________
                referral items will be handled by Putnam's Legal and Compliance
                _______________________________________________________________
                Department to prevent any influence on the investment process.
                ______________________________________________________________
                In the case of contact between Putnam investment professionals
                ______________________________________________________________
                and representatives of issuing companies, any such contact will
                _______________________________________________________________
                be documented and included in the proxy voting files.
                _____________________________________________________

        6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

        ________________________________________________________________________

        ________________________________________________________________________

        CERTIFICATION

        The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


        --------------------------------------
        Name: Victoria R. Card
        Title: Assistant Vice President,
        Proxy Voting Project Manager

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

ANTI-TAKEOVER, CAPITAL STRUCTURE, AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

THIRD AVENUE MANAGEMENT LLC ("TAM")

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

                                     GENERAL

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

                                POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser/11/ and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility.

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief

----------
     /11/ Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

                              CONFLICTS OF INTEREST

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

                                  RECORDKEEPING

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

                        TURNER INVESTMENT PARTNERS, INC.

                     PROXY VOTING GUIDELINES AND PROCEDURES
                                     SUMMARY

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner will not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.

Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction. Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review. The Turner Proxy committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders.

In order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue.

                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                  JANUARY 2004

                                TABLE OF CONTENTS
                                _________________

POLICY STATEMENT AND VOTING PROCEDURE....................................PAGE 1

RESOLVING CONFLICTS OF INTEREST..........................................PAGE 2

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES...........................PAGE 2

PROXY VOTING GUIDELINES..................................................PAGE 3

ORDINARY BUSINESS MATTERS................................................PAGE 3

AUDITORS.................................................................PAGE 3

BOARD OF DIRECTORS.......................................................PAGE 5

EXECUTIVE AND DIRECTOR COMPENSATION......................................PAGE 8

CAPITAL STRUCTURE........................................................PAGE 10

MERGERS AND CORPORATE RESTRUCTURING......................................PAGE 11

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .........................PAGE 12

SOCIAL AND ENVIRONMENTAL ISSUES..........................................PAGE 14

                                POLICY STATEMENT

        RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

        A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                VOTING PROCEDURE

        The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

        RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         RESOLVING CONFLICTS OF INTEREST

        RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

        In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

        RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

        In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS
                                _________________

        ORDINARY BUSINESS MATTERS: CASE-BY-CASE

        RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

        Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS
                                    ________

        RATIFICATION OF AUDITORS: CASE-BY-CASE

        RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

        RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

        SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

        RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

        SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

        RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS
                               __________________

        ELECTION OF DIRECTORS: CASE-BY-CASE

        Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

        CLASSIFIED BOARDS: AGAINST

        Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

        CHANGING SIZE OF BOARD: CASE-BY-CASE

        RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

        MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

        RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

        MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

        Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

        ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

        RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

        LIMIT TENURE OF DIRECTORS: AGAINST

        RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

        DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

        RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

        SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

        RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

        DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

        RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION
                       ___________________________________

        STOCK INCENTIVE PLANS: CASE-BY-CASE

        RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

        RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

        SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

        RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

        CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

        RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

        The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

        In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

        ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

        RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

        EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

        Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and
        (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares)of no more than 10 percent.

        SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

        RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

        RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

        RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

        RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

        All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                CAPITAL STRUCTURE
                                _________________

        CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

        RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

        STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

        RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING
                       ___________________________________

        MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

        A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

        PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

        Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

        GOLDEN PARACHUTES: CASE-BY-CASE

        RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

        Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

        FAIR PRICE PROVISION: AGAINST

        Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

        RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

        RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

        STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

        RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

        REINCORPORATION: CASE-BY-CASE

        RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
                ________________________________________________

        POISON PILLS: CASE-BY-CASE

        RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

        RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

        DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

        RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

        BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

        Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

        RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

        RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        SUPERMAJORITY VOTING PROVISIONS: AGAINST

        Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

        RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

        CUMULATIVE VOTING: CASE-BY-CASE

        Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

        SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

        Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

        RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

        SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

        RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

        CONFIDENTIAL VOTING: FOR

        RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES
                         _______________________________

        SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES:
        CASE-BY-CASE

        In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

        RCM considers the following factors in evaluating proposals that address social and environmental issues:

               .    Cost to implement proposed requirement
               .    Whether any actual abuses exist
               .    Whether the company has taken any action to address the
                    problem
               .    The extent, if any, to which the proposal would interfere
                    with the day-to-day management of the company.

        RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

        SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

        The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

        RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

        ENVIRONMENTAL REPORTING: FOR

        RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

        NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

        The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

               . Whether any discrimination charges have been filed against the subject company within the past year;
               . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
               . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                          THE TRAVELERS SERIES TRUST

                       Convertible Securities Portfolio
                      Disciplined Mid Cap Stock Portfolio
                            Equity Income Portfolio
                        Federated High Yield Portfolio
                           Federated Stock Portfolio
                              Large Cap Portfolio
                Managed Allocation Series: Aggressive Portfolio
               Managed Allocation Series: Conservative Portfolio
                 Managed Allocation Series: Moderate Portfolio
           Managed Allocation Series: Moderate-Aggressive Portfolio
          Managed Allocation Series: Moderate-Conservative Portfolio
                       Mercury Large Cap Core Portfolio
               (formerly Merrill Lynch Large Cap Core Portfolio)
                         MFS Mid Cap Growth Portfolio
                              MFS Value Portfolio
                    Mondrian International Stock Portfolio
                (formerly Lazard International Stock Portfolio)
                            Pioneer Fund Portfolio
                        Pioneer Mid Cap Value Portfolio
                Style Focus Series: Small Cap Growth Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                       Travelers Quality Bond Portfolio
                     U.S. Government Securities Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S.stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
The Travelers Series Trust

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

CONVERTIBLE SECURITIES PORTFOLIO

For the 12 months ended December 31, 2005, the Travelers Convertible Securities Portfolio returned 0.34%. These shares underperformed the Portfolio's unmanaged benchmark, the Merrill Lynch Investment Grade Convertible Bonds Index,/i/ which returned 0.92% over the period. In comparison, the Lipper Variable Annuity Specialty/ Misc Funds Category Average returned 6.88% for the year ended December 31, 2005./ii/

For the period that the current manager has been managing the Portfolio (July 1, 2005 through December 31, 2005), the Portfolio returned 4.01%. This compares to returns of 5.09% for the Merrill Lynch Investment Grade Convertible Bonds Index and 10.11% for the Lipper Variable Annuity Specialty/ Misc funds category average./iii/

Q. WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

A. The most noteworthy feature of the U.S. convertible market during the year was the sharp decline in the market that took place in the first half of 2005 when, in a highly unusual circumstance, the convertible market actually underperformed a declining stock market (the convertible market, as represented by the Merrill Lynch Investment Grade Convertible Index, returned -3.97% for the six months, while the stock market as represented by the S&P 500 Index/iv/ returned -0.81%). Convertibles can normally be expected to lag behind a strongly rising equity market but also to decline by less than one that is falling. As widely reported in the financial press, it appears that the reason for the underperformance of convertibles in early 2005 may have been the convertible arbitrage strategy employed by some hedge funds. Returns in this particular hedge fund strategy had been relatively poor for about two years, leading to redemptions. Because the majority of positions in this arbitrage strategy involve being long the convertible and short the common stock into which it is convertible, with cash having to be raised to meet redemptions the positions had to be unwound--meaning that the common stocks were repurchased and the convertibles sold. This naturally led to a weakening of the prices of convertible securities relative to their underlying common stocks and resulted in the convertible market becoming, in our opinion, more attractively priced than it had been in some years.

With the selling pressure largely confined to the first half of the year, the second half saw more normal conditions in the convertible market, which gained 5.09% compared to the 5.77% gain in the S&P 500 Index. Meanwhile, the U.S. economy continued its fairly steady expansion despite rising energy prices, natural disasters and a persistent increase in short term interest rates by the Federal Reserve,/v/ which with core inflation remaining remarkably well contained, finally indicated that at least a pause in the tightening cycle may be close at hand.

It is important to note that the characteristics of the convertible market have changed significantly over the past several years as the rise in equity prices over that period has increased the sensitivity of convertible instruments to their underlying stock prices while decreasing their relative sensitivity to the interest rate movements.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

A. For the year ended December 31,2005 the more significant groups contributing to positive performance included the energy sector helped by holdings in the convertible bonds of Diamond Offshore Drilling, a contract driller of oil and gas wells offshore the U.S. Gulf Coast and other international locations and the convertible bonds of Halliburton a provider of engineering and construction services to the energy industry. The health care group was another positive contributor to performance for the year. The group saw strong performances from convertible bonds of Teva Pharmaceutical Industries, a manufacturer and marketer of generic and branded human pharmaceuticals and active pharmaceutical ingredients, and from the convertible bonds of Pacificare Health Systems, a managed health care services company, the acquisition of which Capital United Health Group, another managed health care services company, was announced during the year.

Q. WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

A. The detractors from performance for the year were largely the result of individual security situations rather than overall group movements in the market. Significant negative contributors included the convertible bonds of Calpine Corp., an owner and operator of electric generation stations and in the utility sector, a group which otherwise did quite well for the year. Another was the convertiblke bond position in Tyco International, a diversified manufacturing and service company which lowered earnings expectations during the year, and also the convertible bonds of Lear Corp., a supplier of automobile interior systems to automobile manufacturers worldwide which suffered from the travails of the U.S. Domestic automobile manufactuers."

Q. WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

A. Following the appointment of new management on July 1, 2005, a wider range of securities was introduced to the Fund. It is the view of current management that exposure to a fuller range of convertible securities available in the market, with prudent diversification, can lead to higher returns over time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/i/The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment grade. Please note that an investor cannot invest directly in an index.

/ii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005 including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from July 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iv/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/v/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pacificare Health Systems, Inc.      2.92%
                 ---------------------------------------------
                 Amgen, Inc.                          2.50%
                 ---------------------------------------------
                 ADC Telecommunications, Inc.         2.44%
                 ---------------------------------------------
                 Waste Connections, Inc.              2.25%
                 ---------------------------------------------
                 Men's Wearhouse, Inc.                2.25%
                 ---------------------------------------------
                 CBRL Group, Inc.                     2.24%
                 ---------------------------------------------
                 Actuant Corp.                        2.11%
                 ---------------------------------------------
                 Affiliated Computer Services, Inc.   2.05%
                 ---------------------------------------------
                 Commerce Bancorp, Inc.               2.01%
                 ---------------------------------------------
                 NII Holdings, Inc.                   2.00%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    26.6%
Communications                  18.2%
Industrials                     16.5%
Financials                      12.5%
Cyclical                         9.3%
Technology                       8.4%
Energy                           7.3%
Utilities                        1.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  CONVERTIBLE SECURITIES PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
           MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       Convertible                     Mer Lynch Inv grade
                   Securities Portfolio                    Bond Index
                   --------------------                -------------------
  5/1/1998               $10,000                            $10,000
12/31/1998                10,098                             10,387
12/31/1999                11,987                             11,594
12/31/2000                13,486                             13,392
12/31/2001                13,376                             13,375
12/31/2002                12,440                             12,655
12/31/2003                15,707                             14,111
12/31/2004                16,695                             14,773
12/31/2005                16,752                             14,909



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Convertible Securities
--  Portfolio                0.34%  10.43% 4.43%        6.96%
    ----------------------------------------------------------------
    Merrill Lynch Investment
    Grade Convertible Bond
- - Index/1/                 0.92%   5.43% 1.98%        5.87%
    ----------------------------------------------------------------

/1/The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-months ended December 31, 2005, Travelers Disciplined Mid Cap Stock Portfolio returned 12.42%. The Lipper variable mid-cap core funds category average/vi/ returned 11.77% and the Portfolio's unmanaged benchmark, the S&P Midcap 400 Index returned 11.60% for the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

Following a run up in the market after the November 2004 presidential elections, the equity markets moved sideways most of the year, finishing up slightly. The S&P 500 Index/i/ rose from 1,212 on December 31, 2004 to 1,254 at the end of year; a 3% gain. The S&P Midcap 400 Index/ii/ finished up 11.60%

The year was marked worldwide by natural disasters. A tsunami hit Indonesia in December of 2004, Hurricanes Katrina and Wilma devastated Louisiana and Florida, and earthquakes ravaged Afghanistan.

The war in Iraq continued, passing the 2000 casualty mark, and continuing to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regards to their effect on long-term growth.

The price of oil skyrocketed throughout the year, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather related supply interruptions. The price of crude oil rose from an already high price of $43 at the start of 2005 to a high of just under $70 at the end of August.

The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months. Year-over-year housing price index increases of over 10% continued, only beginning to cool in the last few months. This despite increasing short-term interest rates throughout the year and recent credit tightening from banks.

In the bond markets, the Federal Reserve Board ("Fed")/iii/ continued to raise rates at a "measured pace", as core inflation remained tame and productivity grew slowly. The Fed raised the fed funds rate/iv/ at each of its meetings throughout the year, from 1.75% to 4.0%. The yield curve has flattened throughout the year, as the spread between the 10-year Treasury Bond and 1-year T-Bill has decreased from 180 basis points to 18 basis points./v/

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our stock selection model's quintile spread showed positive results for the year. The quintile spread for our stock selection model was 314 basis points. The positive performance of our model's quintile spread was reflected in the mid-cap portfolio. 44 basis points of the mid-cap portfolio's outperformance is attributable to following our stock selection model. Our stock selection model was helped primarily by our value composite signal, and slightly by our earnings composite signal. Our technical price momentum signal also slightly added to our stock selection model performance.

On an individual stock basis, the biggest contributors to performance were Grant Prideco, which was up 120% over the year, and contributed 37 basis points to overall portfolio performance, and Western Digital, which was up 72% over the year, and contributed 32 basis points to overall portfolio performance. Omnicare (21 basis points) and Peabody Energy (20 basis points) were also portfolio holdings that contributed positively.

In terms of risk control, the investment process attempts to remain size (market cap), style (growth vs. value), and sector neutral, while loading up on our composite model signal. Our performance attribution analysis showed that over the year, size, sector and style market movements negligibly contributed to portfolio performance.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

SanDisk was the biggest detractor from performance, gaining 152% for the year, where our underweight position cost the portfolio 49 basis points. Whole Foods Market, up 64% for the year, and Arch Coal, up 125% for the year, were two underweight stocks that detracted from performance. They both cost the portfolio 19 basis points.

Aeropostale, which the portfolio owned throughout the year, was down 11% for the year, costing the portfolio 25 basis points. ArvinMeritor, which was down 33%, also cost the portfolio 19 basis points.

Finally, Legg Mason, which is restricted from being held in the portfolio but at the end of 2005 was the largest name in the S&P Midcap 400 Index at 1.3 %, was up 64% for the year. This only cost the portfolio 7 basis points for the year due to the fact that the restriction on Legg Mason began in the fourth quarter.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 64 THROUGH 67 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/ii/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/iii/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iv/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/v/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 77 funds in the Fund's Lipper category, and excluding sales charges.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Precision Castparts Corp.    1.19%
                     -------------------------------------
                     Barr Pharmaceuticals, Inc.   1.13%
                     -------------------------------------
                     Newfield Exploration Co.     1.11%
                     -------------------------------------
                     Peabody Energy Corp.         1.09%
                     -------------------------------------
                     Grant Prideco, Inc.          1.04%
                     -------------------------------------
                     Harris Corp.                 1.03%
                     -------------------------------------
                     Western Digital Corp.        1.03%
                     -------------------------------------
                     Questar Corp.                1.00%
                     -------------------------------------
                     Patterson-UTI Energy, Inc.   0.98%
                     -------------------------------------
                     Radian Group, Inc.           0.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Non-Cyclical               18.7%
Financials                 17.9%
Cyclical                   16.0%
Industrials                12.7%
Energy                     10.9%
Technology                  9.3%
Communications              5.8%
Utilities                   5.5%
Basic Materials             3.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                DISCIPLINED MID CAP STOCK PORTFOLIO MANAGED BY
           TIMCO ASSET MANAGEMENT, INC. VS. S&P MIDCAP 400 INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                     Disciplined Mid Cap
                        Stock Portfolio           S&P Midcap 400 Index
                        ---------------           --------------------
  4/1/1997                 $10,000                     $10,000
12/31/1997                  13,438                      11,512
12/31/1998                  15,710                      12,603
12/31/1999                  17,826                      14,459
12/31/2000                  20,786                      16,989
12/31/2001                  19,950                      16,885
12/31/2002                  17,092                      14,913
12/31/2003                  22,862                      20,225
12/31/2004                  26,621                      23,558
12/31/2005                  29,929                      26,291



    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Disciplined Mid Cap
--  Stock Portfolio     12.42% 20.53%  7.56%      13.34%
    -----------------------------------------------------------
    S&P Mid Cap 400
- - Index/1/            11.60% 23.00% 12.38%      12.77%
    -----------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 04/01/1997.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the year ended December 31, 2005, the Equity Income Portfolio returned 4.47%. The unmanaged benchmark, the Russell 3000 Value Index returned 6.85% over the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

For the 12 months ended December 31, 2005, equities posted modest total returns and saw the broad market's third consecutive calendar year of recovery. The economy demonstrated resiliency, the corporate profit cycle remained positive, and the core inflation rate remained subdued amid ongoing Fed interest rate hikes, dramatically higher energy prices, natural disasters and geopolitical problems. The yield curve flattened, and bonds registered small total returns, with relative strength in Treasuries. Energy was the equity market's best-performing sector, while telecommunications and consumer discretionary stocks fared the worst. Value stocks led growth stocks, and mid-cap stocks outpaced large- and small-cap stocks.

WHAT WERE THE LEADING CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE?

The Portfolio trailed the Russell 3000 Value Index and its peer group during the 12-month period. Among sectors, overexposure and below-average returns in the consumer discretionary sector--including several lagging media and retailing companies--weighed on the Portfolio's relative return. Consumer staples, including a leading food and staples retailer, also held back the Portfolio's relative performance amid investor concerns about pressure on consumer spending from the spike in energy prices. Although its positions posted good gains in absolute terms, the Portfolio's underexposure and below-average performance in the exceptionally strong energy sector worked against its relative return. On the other hand, health care added the most to the Portfolio's return versus the value index. Specifically, the Portfolio avoided some poor-performing pharmaceuticals and benefited from several biotechnology stocks with bright prospects for new products. The Portfolio's materials positions also did well, including several late-stage industrial chemicals producers with pricing power. An overweighting in information technology stocks, including rallying semiconductor companies, was another contributor to the portfolio's relative return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Citigroup, Inc.                          4.00%
               -------------------------------------------------
               American International Group, Inc.       3.99%
               -------------------------------------------------
               Wal-Mart Stores, Inc.                    3.73%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.21%
               -------------------------------------------------
               Bank of America Corp.                    2.98%
               -------------------------------------------------
               Exxon Mobil Corp.                        2.63%
               -------------------------------------------------
               Intel Corp.                              2.45%
               -------------------------------------------------
               Wyeth                                    2.39%
               -------------------------------------------------
               Merrill Lynch & Co., Inc.                1.93%
               -------------------------------------------------
               General Electric Co.                     1.83%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                    37.9%
Non-Cyclical                  13.1%
Cyclical                      10.2%
Industrials                    9.6%
Technology                     9.3%
Energy                         8.1%
Communications                 7.4%
Basic Materials                4.1%
Convertible Bonds              0.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                      EQUITY INCOME PORTFOLIO MANAGED BY
    FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 3000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                   Equity Income Portfolio           Russell 3000 Value Index
                   -----------------------           ------------------------
 8/30/1996                 $10,000                            $10,000
12/31/1996                  11,169                             11,421
12/31/1997                  14,749                             15,399
12/31/1998                  16,574                             17,478
12/31/1999                  17,389                             16,640
12/31/2000                  18,976                             20,139
12/31/2001                  17,722                             19,267
12/31/2002                  15,252                             16,342
12/31/2003                  20,006                             21,431
12/31/2004                  21,982                             25,061
12/31/2005                  22,965                             26,778


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
--  Equity Income Portfolio 4.47%  14.62% 3.89%        9.31%
    ---------------------------------------------------------------
    Russell 3000 Value
- - Index/1/                6.85%  17.89% 5.86%       11.57%
    ---------------------------------------------------------------

/1/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the Federated High Yield Bond Portfolio returned 2.55%.

For the year ended December 31, 2005 the high yield market modestly outperformed the high quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 2.43% versus a 2.74% return for the Lehman Brothers High Yield Bond Index (LBHYBI) and a 2.76% return for the Lehman Brothers 2% Issuer Constrained High Yield Bond Index. The latter is constrained against the full inclusion of General Motors and Ford, which were downgraded by S&P, placing them into various high yield indices.

MARKET CONDITIONS DURING THE PERIOD:

The period was characterized by strong economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield, at relatively modest levels. The Federal Reserve hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of US Treasury securities to rise and bond prices to decline. The Fed's impact was much more pronounced in the shorter maturities and yields on 30-year Treasury securities actually declined. The strong economic performance provided a relatively good environment for corporate issuers and typically would have led to better relative returns for high yield bonds but several factors tempered the overall performance of the high yield market. First, the Federal Reserve's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Federal Reserve to continue aggressively hiking interest rates. Also, several large high yield issuers filed for bankruptcy protection including Delphi, Delta Airlines, Northwest Air and Calpine. This pushed par value default rates up considerably although the actual number of companies defaulting was still quite modest. Finally, General Motors and Ford, two large bond issuers and important parts of the domestic economy, continued to struggle, impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sector, CCC and lower, generated the weakest performance. Major industries within the high yield market which underperformed include Automotive, Paper, Packaging, Building Materials, Media--Cable and Airlines. Major industries which outperformed include Financial Institutions, Utilities--Natural Gas, Energy, Telecommunications both Wireless and Wireline and Healthcare.

CONTRIBUTORS TO PERFORMANCE:

The Portfolio benefited from strong security selection in the Automotive, Chemical, Food and Beverage, Healthcare, Media--non Cable and Retail industry sectors. Specific issuers which substantially outperformed the overall market include Ardent Health Services, ASG Consolidated, Commonwealth Brands, Advanstar Inc., Medical Device Manufacturing, Reddy Ice, General Motors Acceptance Corp., Union Carbide, El Paso and AT&T. The portfolio also benefited from an overweight in the Food and Beverage sector and an underweight in the Utilities--Electric and Airline sectors.

DETRACTORS FROM PERFORMANCE:

The Portfolio was negatively impacted by poor security selection in the Consumer Product, Packaging and Telecommunication--Wireless sectors. Specific issuers which substantially underperformed the overall market would include Tembec, General Motors Corp., AMH Holdings, Allied Holdings, Calpine, Cooper Standard, Coleman Cable, Eagle Pincher, Pliant and Tekni-Plex. Underweight positions in the Energy, Financial Institutions and Telecommunications--Wireless sectors negatively impacted performance. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, 03/15/12)                                1.62%
     ----------------------------------------------------------------------
     AT&T Corp. (9.750%, 11/15/31)                                 1.01%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, 03/01/14)       0.93%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, 09/15/11)            0.80%
     ----------------------------------------------------------------------
     Edison Mission Energy (9.875%, 04/15/11)                      0.77%
     ----------------------------------------------------------------------
     Nextel Communications Inc. (7.375%, 08/01/15)                 0.72%
     ----------------------------------------------------------------------
     Mandalay Resort Group, Series B (10.250%, 08/01/07)           0.70%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, 07/01/14)                    0.69%
     ----------------------------------------------------------------------
     J.C. Penny Co., Inc. (9.000%, 08/01/12)                       0.67%
     ----------------------------------------------------------------------
     Dex Media West LLC/Dex Media Finance Co. (9.875%, 08/15/13)   0.65%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Domestic Bonds & Debt Securities         99.3%
Convertible Bonds                         0.2%
Escrowed Shares                           0.0%
Common Stocks                             0.2%
Preferred Stocks                          0.2%
Warrants                                  0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
  FEDERATED INVESTMENT MANAGEMENT COMPANY VS. LEHMAN BROTHERS HIGH-YIELD BOND
             INDEX/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Federated High     Lehman Brothers          Lehman Brothers
            Yield Portfolio   High Yield Bond Index    Aggregate Bond Index
            ---------------   ---------------------    --------------------
 8/30/1996     $10,000             $10,000                 $10,000
12/31/1996      10,761              10,599                  10,480
12/31/1997      12,394              11,952                  11,491
12/31/1998      12,978              12,161                  12,490
12/31/1999      13,380              12,452                  12,388
12/31/2000      12,289              11,723                  13,829
12/31/2001      12,528              12,342                  14,997
12/31/2002      12,994              12,788                  15,932
12/31/2003      15,904              16,493                  16,585
12/31/2004      17,555              18,328                  17,305
12/31/2005      18,003              18,834                  18,328




    ---------------------------------------------------------------
                                   Average Annual Return/3/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/4/
    ---------------------------------------------------------------
    Federated High Yield
--  Portfolio               2.55%  11.48% 7.94%        6.50%
    ---------------------------------------------------------------
    Lehman Brothers High-
- - Yield Bond Index/1/     2.74%  13.77% 8.86%        7.29%
    ---------------------------------------------------------------
    Lehman Brothers
--  Aggregate Bond Index/2/ 2.43%   3.62% 5.87%        6.64%
    ---------------------------------------------------------------

/1/The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees and expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE

During the year ended December 31, 2005, the Federated Stock Portfolio returned 5.31%. In comparison, the portfolio's unmanaged benchmarks, the S&P 500/Citigroup Value Index and the S&P 500 Index, returned 5.85% and 4.91%, respectively, during the same period. The Portfolio outperformed its Lipper variable annuity large-cap value funds category average, which was 4.82% for the same period.

MARKET CONDITIONS AND IMPACT UPON PORTFOLIO'S PERFORMANCE:

The broad market S&P 500 Index (S&P 500) returned 4.91% during the reporting period. The best performing sectors of the market during the period were Energy (up 31%) and Utilities (up 17%). The worst performing sectors were Telecommunication Services (down 6%) and Consumer Discretionary (down 6%). Value strategies generally outperformed growth strategies during the reporting period which positively influenced portfolio performance. Mid-cap strategies outperformed large-cap strategies during the year which negatively impacted portfolio performance as the Portfolio followed its historical investment process and held a greater concentration of larger capitalization names.

SECTOR SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive sector selection influences upon performance relative to the S&P/Citigroup Value Index included overweight positions in Energy (contribution +1.31%) and Information Technology (contribution +0.21%) and underweight positions in Financials (contribution +0.16%) and Utilities (contribution +0.18%).

Negative sector selection influences upon relative performance included an overweight position in Consumer Staples (contribution (0.19)%) and underweight positions in Healthcare (contribution (0.18)%) and Materials (contribution (0.17)%).

SECURITY SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive influences on relative performance included favorable security selection in Financials (AON Corp. up 54% contributed +0.58%, Ace Ltd. up 27% contributed +0.57%, Hartford Financial Services up 26% contributed +0.38%), Information Technology (Hewlett Packard up 40% contributed +0.40%, Motorola up 32% contributed +0.35%, Sungard Data Systems up 21% contributed +0.22%), and Healthcare (McKesson Corp. up 65% contributed +0.81%, AmeriSource Bergen up 45% contributed +0.46%).

Negative influences on relative performance included unfavorable security selection in Energy (Exxon Mobil up 12% contributed +0.28%, BP PLC up 14% contributed +0.30%, Chevron Texaco up 12% contributed +0.35%), Industrials (Tyco Intl. down 18% contributed (0.60)%, Masco Corp. down 13% contributed (0.15)%, Pitney Bowes, Inc. down 6% contributed (0.10)%), and Consumer Discretionary (News Corp. Ltd down 21% contributed (0.40)%, Interpublic Group of Cos. down 28% contributed (0.39)%, Gannett Inc. down 17% contributed (0.26)%).

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Freddie Mac                          3.73%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    3.05%
                 ---------------------------------------------
                 Allstate Corp. (The)                 3.03%
                 ---------------------------------------------
                 Chevron Corp.                        2.94%
                 ---------------------------------------------
                 ACE, Ltd.                            2.82%
                 ---------------------------------------------
                 American International Group, Inc.   2.64%
                 ---------------------------------------------
                 Altria Group, Inc.                   2.62%
                 ---------------------------------------------
                 Morgan Stanley                       2.54%
                 ---------------------------------------------
                 Merrill Lynch & Co., Inc.            2.26%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.20%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                        33.5%
Non-Cyclical                      17.1%
Communications                    14.7%
Energy                            10.7%
Technology                         8.4%
Cyclical                           6.4%
Industrials                        6.2%
Utilities                          2.2%
Basic Materials                    0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     FEDERATED STOCK PORTFOLIO MANAGED BY
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA VS. S&P 500/CITIGROUP VALUE
                                   INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                 Federated Stock Portfolio          S&P 500 Index Citigroup
                 -------------------------          -----------------------
 8/30/1996              $10,000                            $10,000
12/31/1996               11,261                             11,416
12/31/1997               15,021                             14,839
12/31/1998               17,700                             17,015
12/31/1999               18,646                             19,180
12/31/2000               19,349                             20,346
12/31/2001               19,672                             17,963
12/31/2002               15,871                             14,218
12/31/2003               20,253                             18,738
12/31/2004               22,390                             21,682
12/31/2005               23,579                             22,950

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
--  Federated Stock Portfolio 5.31%  14.11% 4.03%        9.62%
    -----------------------------------------------------------------
    S&P 500/Citigroup
- - Value Index/1/*           5.85%  17.31% 2.44%        8.66%
    -----------------------------------------------------------------

/1/The S&P 500/Citigroup Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

*Prior to December 31, 2005 the index for the Portfolio was the S&P/Barra Value Index. The S&P/Barra style indexes ceased to be the official Standard & Poor's style indices on December 16, 2005.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO PERFORMANCE:

During the year ended December 31, 2005, the Large Cap Portfolio returned 8.69%. The unmanaged benchmark, the Russell 1000 Growth Index returned 7.18% for the same period. The S&P 500 Index returned 4.91% for the same period.

MARKET CONDITIONS DURING THE PERIOD:

Stocks grinded their way through 2005 and managed only modest gains for the year. Compared to the fourth quarter, the themes for the year were similar and the equity markets were driven higher by an improved economy and stronger corporate earnings in the face of high energy prices, inflation worries and continued interest rate increases.

CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE:

In this environment, the Large Cap Portfolio outperformed the Russell 1000 Growth Index. Stock selection in the information technology sector contributed most to the Portfolio's relative performance for the period. As was the case for the quarter, the Portfolio's position in Apple Computer was the top contributor to relative performance. The Portfolio also was helped by security selection within the energy sector during the period. Strong global demand and tight supplies drove prices higher, leading to strong profit growth for energy related companies. On the flip side, the Portfolio was hurt most by its underweighting in heath care where positions in several pharmaceutical and biotechnology companies declined during the period. Also working against performance was weak stock selection in the financial sector. In particular, results were held back by the Portfolio's exposure to the insurance industry. Insurance stocks were under pressure early in the period when the New York State Attorney General opened an investigation into possible bid rigging. The Portfolio's performance was also hurt by its holdings in several retail brokerage companies that did not fare well during the year.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       3.65%
                      -----------------------------------
                      Gilead Sciences, Inc.      3.06%
                      -----------------------------------
                      Aetna, Inc.                2.95%
                      -----------------------------------
                      Hewlett-Packard Co.        2.88%
                      -----------------------------------
                      D.R. Horton, Inc.          2.83%
                      -----------------------------------
                      Johnson & Johnson          2.72%
                      -----------------------------------
                      Norfolk Southern Corp.     2.63%
                      -----------------------------------
                      Lennar Corp., Class A      2.59%
                      -----------------------------------
                      KB HOME                    2.58%
                      -----------------------------------
                      Ryland Group, Inc. (The)   2.45%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05


                             [CHART]


Non-cyclical                  27.9%
Technology                    26.7%
Industrials                   16.1%
Cyclical                      12.2%
Financials                     7.3%
Basic Materials                4.7%
Energy                         4.4%
Communications                 0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        LARGE CAP PORTFOLIO MANAGED BY
FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 1000 GROWTH INDEX/1/ AND S&P
                                 500 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

               Large Cap         Russell 1000         S&P 500
               Portfolio         Growth Index          Index
               ---------         ------------        ---------
 8/30/1996      $10,000             $10,000           $10,000
12/31/1996       11,330              13,847            11,517
12/31/1997       13,982              18,272            14,977
12/31/1998       18,966              25,233            19,951
12/31/1999       24,513              33,797            26,419
12/31/2000       20,964              26,100            23,087
12/31/2001       17,332              21,977            19,900
12/31/2002       13,382              15,698            15,405
12/31/2003       16,682              19,719            19,499
12/31/2004       17,770              21,024            20,700
12/31/2005       19,313              22,533            20,945


    -----------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/4/
    -----------------------------------------------------------
--  Large Cap Portfolio 8.69%  13.01% -1.63%       7.30%
    -----------------------------------------------------------
    Russell 1000
- - Growth Index/1/*    7.18%  15.21%  0.98%       9.45%
    -----------------------------------------------------------
- - S&P 500 Index/2/    4.91%  14.38%  0.54%       8.56%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

*Prior to May 1, 2005 the index for the portfolio was the S&P 500 Index.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Travelers Managed Allocation Aggressive Portfolio outperformed its blended index by 46 basis points since its inception on May 2, 2005. The portfolio returned 12.52% and the benchmark returned 12.06% for the period. The Aggressive Blended Benchmark is 80% Russell 3000 Index and 20% MSCI EAFE.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Van Kampen Enterprise Portfolio, and the Style Focus Series: Small Cap Value and Growth Portfolios. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio and the Large Cap Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           23.52%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           20.41%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                  16.46%
           ---------------------------------------------------------
           Capital Appreciation Fund                        15.47%
           ---------------------------------------------------------
           Equity Income Portfolio                          13.80%
           ---------------------------------------------------------
           Large Cap Portfolio                               3.61%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        2.51%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    2.07%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     1.41%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.73%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.31%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.26%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.11%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.07%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.05%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


          MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. AGGRESSIVE BLENDED
                BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/, AND
                    LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]
                 Managed
             Allocation Series  Aggressive     Wilshire    Lehman Brothers
                Aggressive        Blended      5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\    Bond Index\3\
             -----------------  ------------  -----------  ----------------
  5/2/2005      $10,000           $10,000      $10,000         $10,000
12/31/2005       11,252            11,206       11,140          10,210




    -----------------------------------------------------------------------
                                                 Cumulative Return/4/
                                            (for the period ended 12/31/05)
    -----------------------------------------------------------------------
                                                  Since Inception/5/
    -----------------------------------------------------------------------
    Managed Allocation Series:
--  Aggressive Portfolio                                12.52%
    -----------------------------------------------------------------------
- - Aggressive Blended Benchmark/1/                     12.06%
    -----------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                        11.40%
    -----------------------------------------------------------------------
--  Lehman Brothers Universal Bond Index/3/              2.10%
    -----------------------------------------------------------------------

/1/Aggressive Blended Benchmark--Comprised of 80 % Russell 3000 Index, 20% MSCI EAFE Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Conservative Portfolio outperformed its blended index by 39 basis points since its inception on May 2, 2005. The portfolio returned 4.18% and the benchmark returned 3.79% for this period. The Conservative Blended Benchmark is 16% Russell 3000 Index, 4% MSCI EAFE, 66% Lehman Aggregate, 4% CSFB High Yield and 10% 90-Day T-Bills.

The largest contributors from the performance relative to the blended benchmark were the Pioneer Strategic Income Portfolio, Capital Appreciation Fund and U.S. Government Securities portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The Mondrian International Stock Portfolio and the Travelers Quality Bond Portfolio detracted from to the performance of the portfolio relative to the benchmark for the period. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                 27.72%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             23.49%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               13.32%
           ---------------------------------------------------------
           Money Market Portfolio                            9.98%
           ---------------------------------------------------------
           Capital Appreciation Fund                         6.77%
           ---------------------------------------------------------
           Equity Income Portfolio                           4.71%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio            4.25%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    3.09%
           ---------------------------------------------------------
           Pioneer Fund Portfolio                            2.80%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  1.25%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.95%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   0.63%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.46%
           ---------------------------------------------------------
           Large Cap Portfolio                               0.44%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        0.31%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.20%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.12%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.10%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.09%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.06%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.06%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.00%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


         MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO MANAGED BY
               DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS.
       CONSERVATIVE BLENDED BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/,
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]



                                     [CHART]
                 Managed
             Allocation Series  Conservative    Wilshire      Lehman Brothers
              Conservative        Blended       5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\     Bond Index\3\
            ----------------   --------------  ------------  --------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,418           10,379        11,140           10,210




    -----------------------------------------------------------------
                                           Cumulative Return/4/
                                      (for the period ended 12/31/05)
    -----------------------------------------------------------------
                                            Since Inception/5/
    -----------------------------------------------------------------
    Managed Allocation Series:
--  Conservative Portfolio                         4.18%
    -----------------------------------------------------------------
- - Conservative Blended Benchmark/1/              3.79%
    -----------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                  11.40%
    -----------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                       2.10%
    -----------------------------------------------------------------

/1/Conservative Blended Benchmark--Comprised 16% Russell 3000 Index, 4% MSCI EAFE Index, 66% Lehman Aggregate Index, 4% Credit Suisse First Boston High Yield Index, and 10% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Managed Allocation Moderate Portfolio outperformed its blended index by 71 basis points since its inception on May 2, 2005. The portfolio returned 8.60% and the benchmark returned 7.89% for the period. The Moderate Blended Benchmark is 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% CSFB High Yield Index and 5% 90-Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Pioneer Strategic Income Portfolio, and Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio and the Pioneer Fund Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           15.18%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             12.68%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           12.30%
           ---------------------------------------------------------
           Capital Appreciation Fund                        11.31%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.30%
           ---------------------------------------------------------
           Equity Income Portfolio                           8.55%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  6.09%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.50%
           ---------------------------------------------------------
           Money Market Portfolio                            4.85%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   4.31%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  3.04%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    1.74%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.24%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.64%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.56%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.50%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.22%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.20%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.18%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.17%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.07%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.02%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO MANAGED BY
      DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]


                 Managed
            Allocation Series:   Moderate       Wilshire     Lehman Brothers
                 Moderate        Blended       5000 Stock       Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,860           10,789        11,140           10,210


    -------------------------------------------------------------------
                                             Cumulative Return/4/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/5/
    -------------------------------------------------------------------
    Managed Allocation Series: Moderate
--  Portfolio                                        8.60%
    -------------------------------------------------------------------
- - Moderate Blended Benchmark/1/                    7.89%
    -------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                    11.40%
    -------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                         2.10%
    -------------------------------------------------------------------

/1/Moderate Blended Benchmark--Comprised of 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Aggressive Portfolio outperformed its blended index by 80 basis points since its inception on May 2, 2005. The portfolio returned 9.77% and the benchmark returned 8.97% for the period. The Moderate-Aggressive Blended Benchmark is 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% CSFB High Yield Index and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, and the Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio, and Equity Income Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           17.48%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           15.37%
           ---------------------------------------------------------
           Capital Appreciation Fund                        12.88%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.21%
           ---------------------------------------------------------
           Equity Income Portfolio                           9.87%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   7.50%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio              6.70%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.22%
           ---------------------------------------------------------
           Money Market Portfolio                            4.84%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  3.53%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  2.91%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.18%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    0.83%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.42%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.23%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.23%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.16%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.15%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.13%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.12%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.03%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.01%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                 100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


      MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE-AGGRESSIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]



                Managed          Moderate-
            Allocation Series:   Aggressive     Wilshire     Lehman Brothers
           Moderate-Aggressive    Blended       5000 Stock      Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,977           10,897        11,140           10,210




    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Aggressive Portfolio                              9.77%
    --------------------------------------------------------------------
    Moderate-Aggressive Blended
- - Benchmark/1/                                      8.97%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate-Aggressive Blended Benchmark--Comprised of 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Conservative Portfolio outperformed its blended index by 51 basis points since its inception on May 2, 2005. The portfolio returned 6.32% and the benchmark returned 5.81% for the period. The Moderate-Conservative Blended Benchmark is 32% Russell 3000 Index, 8% MSCI EAFE Index, 52% Lehman Aggregate Index, 3% CSFB High Yield Index, and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, the Large Cap Portfolio, and the Pioneer Strategic Income Portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, the Pioneer Fund Portfolio, Equity Income Portfolio, and Travelers Quality Bond Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                                 Percent of
Description                                                                      Net Assets
-------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio                                               19.46%
-------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                                   18.87%
-------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio                                                 10.49%
-------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                                                              9.98%
-------------------------------------------------------------------------------------------
Capital Appreciation Fund                                                           8.98%
-------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio                                              8.42%
-------------------------------------------------------------------------------------------
Equity Income Portfolio                                                             6.42%
-------------------------------------------------------------------------------------------
Money Market Portfolio                                                              4.88%
-------------------------------------------------------------------------------------------
Large Cap Portfolio                                                                 3.64%
-------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                                      2.38%
-------------------------------------------------------------------------------------------
Convertible Securities Portfolio                                                    2.26%
-------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                                     1.41%
-------------------------------------------------------------------------------------------
Strategic Equity Portfolio                                                          1.04%
-------------------------------------------------------------------------------------------
High Yield Bond Trust                                                               0.62%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Value Portfolio                                       0.62%
-------------------------------------------------------------------------------------------
Mercury Large Cap Core Portfolio                                                    0.42%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Growth Portfolio                                      0.36%
-------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                                        0.18%
-------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                                                 0.14%
-------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Portfolio                                                     0.14%
-------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                                  0.11%
-------------------------------------------------------------------------------------------
MFS Value Portfolio                                                                 0.06%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



     MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE CONSERVATIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]




                Managed             Moderate
            Allocation Series:    Conservative     Wilshire     Lehman Brothers
           Moderate-Conservative    Blended       5000 Stock       Universal
                Portfolio          Benchmark\1\    Index\2\      Bond Index\3\
            ----------------       ----------     ----------     -------------
  5/2/2005       $10,000             $10,000        $10,000          $10,000
12/31/2005        10,632              10,581         11,140           10,210





    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Conservative Portfolio                            6.32%
    --------------------------------------------------------------------
    Moderate Conservative Blended
- - Benchmark/1/                                      5.81%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate Conservative Blended Benchmark--Comprised of 32% Russell 3000, 8% MSCI EAFE, 52% Lehman Aggregate, 3% Credit Suisse First Boston, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/ Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.
(FORMERLY MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Mercury Large Cap Core Portfolio outperformed the unmanaged Russell 1000 Index for both the year-ending 2005 and since inception (May 1998) returning 12.04% versus the index's 6.26% for the year and 1.56% versus the index's 4.02% since inception.

For the year-ending 2005, strong performance was largely attributable to good stock selection, particularly in the Financials and Health Care sectors. Diversified financial services and insurance companies and health care providers and equipment & supplies performed well and boosted returns. The combination of our stock selection and overweighting of the Energy sector, particularly in oil and gas fuels, enhanced returns and contributed 483 basis points to the Portfolio's absolute return. On an individual security basis, the largest contributors to return included Valero Energy, Apple Computer, Burlington Resources, Sunoco and Express Scripts. Negative contributors to return were Cree, Ford Motor, YRC Worldwide, Dell and Mercury Interactive. Additionally, not owning Verizon Communications and Fannie Mae boosted performance, as these were the largest negative contributors in the benchmark.

PORTFOLIO STRATEGY

During the year, we significantly increased our exposure to Health Care, Energy and Technology and reduced our weightings in Consumer Discretionary, Industrials, Materials and Utilities. The largest purchases for the period included Exxon Mobil, Best Buy, Amgen, Cisco Systems and UnitedHealth Group. The largest sales included Home Depot, TXU, Monsanto, Williams Companies and PacifiCare Health Systems.

MARKET COMMENTARY

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board, who have raised rates 13 consecutive times since June 2004. Energy prices, particularly crude oil and natural gas, fluctuated as production disruptions related to the hurricanes in the Gulf region pushed the price of crude oil to record highs and produced a large spike in gasoline prices for consumers in September. However, by November energy prices were declining and the U.S. economy showed its resiliency as reports involving manufacturing, new-housing starts and corporate and consumer spending were positive. Additionally, Gross Domestic Product (GDP) growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run that ended in March 1986.

OUTLOOK & STRATEGY

For some time now, we have enjoyed the benefits of a pro-cyclical bias in the portfolio--a focus we maintained throughout the reporting period. Our stock selection process continues to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continue to identify companies with favorable growth characteristics and earnings developments that sell at attractive relative valuations. As a result of our bottom-up process, we increased the Portfolio's positions in Healthcare, Energy and Technology, and reduced the Portfolio's exposure to Financials, Consumer Staples and Consumer Discretionary.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Exxon Mobile Corp.         3.78%
                      -----------------------------------
                      Johnson & Johnson          2.30%
                      -----------------------------------
                      Intel Corp.                2.19%
                      -----------------------------------
                      Pfizer, Inc.               2.16%
                      -----------------------------------
                      General Electric Co.       1.98%
                      -----------------------------------
                      Cisco Systems, Inc.        1.87%
                      -----------------------------------
                      Amgen, Inc.                1.81%
                      -----------------------------------
                      Hewlett Packard Co.        1.71%
                      -----------------------------------
                      UnitedHealth Group, Inc.   1.66%
                      -----------------------------------
                      ConocoPhillips             1.56%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Technology                   20.0%
Non-Cyclical                 22.2%
Cyclical                      8.8%
Industrials                   4.8%
Financials                   13.3%
Communications                4.9%
Energy                       18.5%
Basic Materials               3.4%
Diversified                   3.1%
Utilities                     1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  MERCURY LARGE CAP CORE PORTFOLIO MANAGED BY
       MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Mercury Large Cap
                  Core Portfolio       Russell 1000 Index
                  --------------       ------------------
    3/28/1998          $10,000               $10,000
   12/31/1998           10,577                11,204
   12/31/1999           13,080                13,547
   12/31/2000           12,351                12,491
   12/31/2001            9,578                10,936
   12/31/2002            7,170                 8,569
   12/31/2003            8,687                11,130
   12/31/2004           10,067                12,399
   12/31/2005           11,280                13,175


    -------------------------------------------------------------
                                 Average Annual Return/2/
                             (for the period ended 12/31/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    Mercury Large Cap
--  Core Portfolio        12.04% 16.30% -1.80%       1.56%
    -------------------------------------------------------------
- - Russell 1000 Index/1/  6.26% 15.42%  1.07%       4.02%
    -------------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/23/1998.

Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Travelers MFS Mid Cap Growth Portfolio had a total return of 3.06%. In comparison, the Portfolio's benchmark, the Russell Midcap Growth Index returned 12.10%.

DETRACTORS FROM PERFORMANCE

Security selection in the retailing, technology, and leisure sectors was the primary detractor from the portfolio's relative performance over the period. In the retailing sector, deep-discount retailer 99 Cents Only Stores, which is not an index constituent, detracted from performance.

Several individual securities in the technology sector significantly hurt results including network security software company Symantec, which is not a benchmark constituent, business software company Mercury Interactive*, and semiconductor manufacturers PMC-Sierra and Xilinx.

In the leisure sector, radio broadcasting firm Citadel Broadcasting, media company Gemstar-TV Guide*, and cruise line operator Royal Caribbean Cruises*, which is not a benchmark constituent, held back results relative to the benchmark.

Other stocks that hurt performance included for-profit education company Apollo Group, which is not an index constituent, and dermatological treatment company Medicis Pharmaceutical.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector boosted relative performance as our holdings in investment management firm Legg Mason significantly outperformed the benchmark over the period.

Results were aided by our overweighted position in the strong-performing utilities and communications sector. Within utilities and communications, broadcast and communication tower management firm American Tower was a top contributor.

Although the technology and health care sectors detracted from overall relative performance, several individual holdings in these sectors were among the strongest contributors to returns. In technology, networking chip maker Marvell Technology Group, which is not a benchmark constituent, and flash memory storage products maker Sandisk bolstered results. Our positioning in multimedia and publishing software company Adobe Systems, which is not a benchmark constituent, also contributed as we added the stock to the portfolio prior to a run up in share price.

In health care, our holdings in biotech firm Gilead Sciences and medical device company Thoratec, neither of which are benchmark constituents, and non-urban hospital operator Community Health Systems* were among the portfolio's top contributors.

Other individual holdings which benefited portfolio performance included drilling rig operator GlobalSantaFe, which is not a benchmark constituent, and multimedia image provider Getty Images.

*Security was not held in the Portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    American Tower Corp.            3.21%
                    ----------------------------------------
                    Juniper Networks, Inc.          2.41%
                    ----------------------------------------
                    Xilinx, Inc.                    2.16%
                    ----------------------------------------
                    Analog Devices, Inc.            2.12%
                    ----------------------------------------
                    Amdocs, Ltd.                    2.10%
                    ----------------------------------------
                    Medicis Pharmaceutical Corp.    2.01%
                    ----------------------------------------
                    Smith International, Inc.       1.84%
                    ----------------------------------------
                    Corporate Executive Board Co.   1.84%
                    ----------------------------------------
                    PETsMART, Inc.                  1.80%
                    ----------------------------------------
                    Advanced Medical Optics, Inc.   1.74%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    MFS MID CAP GROWTH PORTFOLIO MANAGED BY
MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL MIDCAP GROWTH INDEX/1/ AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Mid Cap       Russell Midcap      Russell
               Growth Portfolio      Growth Index      2000 Index
                 --------------      ------------      ----------
    3/28/1998        $10,000            $10,000          $10,000
   12/31/1998         10,050              9,935            8,981
   12/31/1999         16,499             11,747           10,891
   12/31/2000         18,031             12,716           10,562
   12/31/2001         13,772             10,154           10,824
   12/31/2002          7,048              7,372            8,607
   12/31/2003          9,659             10,520           12,674
   12/31/2004         11,021             12,149           14,997
   12/31/2005         11,358             13,619           15,679




    --------------------------------------------------------------
                                  Average Annual Return/3/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/4/
    --------------------------------------------------------------
    MFS Mid Cap Growth
--  Portfolio               3.06% 17.24% -8.83%       1.65%
    --------------------------------------------------------------
    Russell Mid Cap Growth
- - Index/1/               12.10% 22.70%  1.38%       4.51%
    --------------------------------------------------------------
--  Russell 2000 Index/2/   4.55% 22.13%  8.22%       5.96%
    --------------------------------------------------------------

/1/The Russell Mid Cap Growth Index measures the Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/23/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the MFS Value Portfolio had a total return of 6.44%. In comparison, the portfolio's unmanaged benchmark, the Russell 1000 Value index returned 7.05%.

CONTRIBUTORS TO PERFORMANCE

Security selection within the industrial goods and services sector added to results over the period. Avoiding index constituent General Electric aided performance as the stock lagged the Russell 1000 Value Index.

A combination of stock selection and to a lesser extent underweighting the leisure sector added to results over the period. Within the leisure sector, an underweight position in cable television provider Comcast benefited the portfolio as the stock decreased markedly over the period.

Security selection within the energy sector drove results relative to the index. Overweighting energy firms Unocal*, ConocoPhillips, EOG Resources, and Noble Corp (not an index constituent) benefited the portfolio.

In other sectors, underweighting weak performing pharmaceutical giant Pfizer* bolstered performance as the stock lagged the broad market index. Our positioning in strong performing investment bank Goldman Sachs was also among the portfolio's top contributors. In the transportation sector the portfolio's positioning in Burlington Northern Santa Fe added to results as did our holding of consumer staples firm Altria Corp.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our overweighted position in the basic materials sector held back performance relative to the benchmark during the reporting period. Within the basic materials sector, overweighting chemicals company PPG Industries Inc and paper and packaging concern International Paper dampened results as both stocks lagged the broad equity index.

Stock selection among the retailing and utilities and communications sectors also detracted from results. Within the sectors our decision to hold shares of Gap and mobile telecommunications firm Vodafone Group PLC (neither of which is an index constituent) held back results.

Within other sectors our holding of underperforming mortgage giant Fannie Mae negatively impacted performance. Underweighting technology firm Hewlett-Packard* was a drag on results as its shares performed strongly during the period. Health care concern Johnson & Johnson (not an index constituent) also detracted from results, as the firm's stock underperformed the Russell 1000 Value index. Finally, not participating in the substantial run up in the shares of energy firms Burlington Resources and Valero Energy was detrimental to results.

The Portfolio's cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, our currency exposure detracted from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

*Security was not held in the portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.25%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   3.91%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Allstate Corp. (The)              2.89%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.74%
                   ------------------------------------------
                   Johnson & Johnson                 2.71%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.62%
                   ------------------------------------------
                   Total S.A.                        2.27%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.26%
                   ------------------------------------------
                   Sprint Nextel Corp.               2.25%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                         29.1%
Non-Cyclical                       18.4%
Industrials                        14.9%
Energy                             11.6%
Communications                      8.6%
Basic Materials                     7.6%
Utilities                           5.8%
Cyclical                            3.0%
Technology                          1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        MFS VALUE PORTFOLIO MANAGED BY
   MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Value Portfolio          Russell 1000 Index
                  -------------------          ------------------
    7/20/1998         $10,000                        $10,000
   12/31/1998           9,506                         10,495
   12/31/1999           9,979                         11,266
   12/31/2000          11,135                         12,057
   12/31/2001          11,247                         11,382
   12/31/2002           9,769                          9,614
   12/31/2003          12,173                         12,502
   12/31/2004          14,118                         14,563
   12/31/2005          15,037                         15,476


    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
--  MFS Value Portfolio 6.44%  15.44% 6.18%        5.62%
    -----------------------------------------------------------
    Russell 1000 Value
- - Index/1/            7.05%  15.42% 1.07%        5.97%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 07/20/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.
(FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

THE MARKETS

For the year ended December 31, 2005, the Mondrian International Stock Portfolio returned 9.52%.

In 2005 international equity prices made solid progress and the unmanaged benchmark MSCI EAFE Index returned 14.02% (for the same period returns in US dollars). All currencies represented in the EAFE index depreciated against the dollar.

Returns for the Portfolio were strong in Switzerland (+16.3%), mainly due to gains by financials and health care. An important contributor to Swiss healthcare returns was the gain by the pharmaceutical company Roche, which holds the patent on Tamiflu, the potential treatment for bird flu. Of the other larger economies, Germany and France both rose 9.9% and the UK was up 7.4%. In the Pacific, Japan is benefiting from strong international trade, particularly its exports to China and during 2005, the Japanese market rose 25.5%. Elsewhere in the region, Australia was ahead of the index (+16.0%) but the smaller Asian and New Zealand markets trailed it.

The following stocks outperformed the index over the year: On the back of strong results throughout the year, Matsushita Electric Industrial (MEI), the Japanese consumer electronics business, gained over 40%. Also in Japan, Toyota Motor, which gained 48.6%, was a beneficiary of the positive business environment and liquidity flows into the Japanese market. Despite the underperformance in the healthcare sector, the Japanese health care security, Takeda Pharmaceutical, rose more than 25% on the back of solid financial results and the improving expectations for its research pipeline. However, in spite of these high absolute returns from these Japanese stocks, the Japanese market performed strongly in 2005 and as a consequence the stock selection in Japan was negative.

In the materials sector, the UK-based international mining business Rio Tinto and Bayer AG, the global chemicals company, were both beneficiaries of continued strong resource prices, resulting in rises of 76.2% and 53.4%, respectively. Additionally, in the energy sector most energy stocks performed in line with the index reflecting the weaker oil price at year end.

In the telecommunications sector, Telefonica, the Spanish-based international telecommunications business, had its performance dampened by continuing increased competition. Also in this sector, Telstra in Australia underperformed in part due to ongoing regulatory concerns and the downgrading of future earnings forecasts by new management.

OUTLOOK/EXPECTATIONS FOR 2006

Japan has benefited from the strength of the global economy, especially activity levels in the US and China, which is supporting demand for Japanese products.

Increasingly, we are also seeing strong signs of a more stable growth pattern developing in the domestic economy. GDP growth is expected to exceed the economy's sustainable growth rate for the second consecutive year in fiscal year 2005. Our interviews with companies are supporting other statistical indicators that show companies finally beginning to undertake increased capital investment after fifteen years focused on asset reduction. Over the past fifteen years, we have monitored two key indicators: credit growth and inflation, which we have believed need to show stability before we would be confident that the economy has normalised. With companies now actively considering investment and expansion of assets, credit growth has recently turned positive. Inflation has not yet turned positive, but our models and most economic commentators expect that deflation will end sometime next year. Even taking into account all these positive and encouraging signs, the Japanese market is more expensive than most other major world markets, and with companies' increasing focus on capital investment and growth, investors must be wary that they are second-class stakeholder in the eyes of many Japanese corporate managements. The risk that all cash generated by operations could be re-invested at uncertain rates of return is significant, and this would potentially leave little cash left to return to shareholders. Fortunately, we also believe that overall the Japanese stock market is inefficient, and that opportunities exist for stock-pickers with a disciplined long-term investment horizon. It is our strategy to focus on companies with strong cash positions, positive cash generation even after re-investment, and a willingness to compensate shareholders through dividends and share buybacks.

The one Japanese asset that does look increasingly undervalued, however, is the yen. Our purchasing-power-parity analysis indicates that the depreciation against the US dollar in 2005 means that the currency is more than one standard deviation undervalued. While this is not a strong enough indication to cause us to expect immediate appreciation, it does signal to us, as long-term investors, that the yen is attractive. Indeed, a similar story unfolded for the euro last year also. Although the US dollar is close to fair value against these two other major world currencies, this is not a forecast of near-term exchange rate stability. The US dollar's strength in 2005 was surprising in part because of the mounting concern about the USA's very large trade deficit. In spite of the rise in the country's external liabilities, investors continued to be buyers of US assets, supporting the US dollar and allowing US consumers continued access to imported goods at bargain-basement prices. The benign economic environment and low mortgage rates encouraged households to borrow a lot more and save a lot less. These issues remain a concern one year on. Over the medium-to-long term such unsustainable trends are likely to return to sustainable levels. The period of transition will almost certainly entail a period of slower domestic demand which will may well see returns on real assets (such as, US equities or US real estate) weaken. With growth stabilising or improving in other areas, especially Europe and Japan, investors may be attracted to assets in these areas, reducing demand for US dollars.

Central banks are aware that a willingness to accommodate higher oil prices following past oil price spikes allowed higher prices to feed through into the wider economy, contributing to longer-term inflation problems. With Euro-zone unemployment running at 9%, compared with 5% in the US, we believe, however, that there is a lot of spare capacity in continental Europe. As a result, core inflation (which excludes volatile items, such as energy) is likely to remain subdued, as is the interest rate cycle.

The main highlights of the strategy being adopted for the fund are an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive currency hedge out of sterling.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Toyota Motor Corp.               4.16%
                   -----------------------------------------
                   RWE AG                           4.08%
                   -----------------------------------------
                   ING Groep NV                     3.96%
                   -----------------------------------------
                   KDDI Corp.                       3.96%
                   -----------------------------------------
                   HBOS Plc                         3.77%
                   -----------------------------------------
                   Royal Dutch Shell Plc, Class A   3.64%
                   -----------------------------------------
                   GlaxoSmithKline Plc              3.62%
                   -----------------------------------------
                   Telefonica S.A.                  3.55%
                   -----------------------------------------
                   Canon, Inc.                      3.50%
                   -----------------------------------------
                   Aviva Plc                        3.49%
                   -----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     33.2%
Communications                 12.2%
Non-Cyclical                   10.6%
Energy                         10.3%
Cyclical                        9.7%
Basic Materials                 8.8%
Utilities                       8.4%
Technology                      3.5%
Industrials                     3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MONDRIAN INTERNATIONAL STOCK PORTFOLIO MANAGED BY
           MONDRIAN INVESTMENT PARTNERS LTD. VS. MSCI EAFE INDEX/1/
                            Growth Based on $10,000

 LOGO

    --------------------------------------------------------------
                                  Average Annual Return/2/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Mondrian International
--  Stock Portfolio         9.52% 17.69% 0.93%        4.30%
    --------------------------------------------------------------
- - MSCI EAFE Index/1/     14.02% 24.18% 4.78%       13.34%
    --------------------------------------------------------------

/1/The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/01/1996.

Mondrian Investment Partners Ltd. became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

For the year ended December 31, 2005, the Portfolio provided a total return of 5.99% compared to the S&P 500 Index, which returned 4.91% for the same period.

PORTFOLIO SPECIFICS:

The first six months of 2005 were lackluster ones for the blue-chip U.S. stock market. Given a result approximately the same as that of the market, there were neither particular problems in the Portfolio, nor any investments in particular stocks, industries, or sectors that did so well or so poorly as to throw the contest decisively one way or the other.

Our stock selections in consumer discretionary, information technology, and consumer staples were the biggest positive contributors to relative performance, while our selections in health care and industrials, as well as our overweight in materials, proved the largest negative contributors to performance.

The most striking sector performance came from energy and utilities. Investors responded to the high prices for oil and natural gas early in the year by piling into everything related to energy, including utilities. We noted, though, that changes were occurring beneath the surface and that other sectors appeared to be emerging as better values.

That came to pass particularly in the fourth quarter, when energy and utilities were the two worst performing sectors of the S & P 500, both showing declines versus an index rising overall. Being somewhat underweight in those two sectors was helpful to the Portfolio performance in the fourth quarter, as was our being overweight in the still strongly performing materials sector. Otherwise our good stock selection in both health care and industrials contributed positively. For the second six months of 2005, our investments in those same three sectors, materials, health care, and industrials, also provided the positive difference in our performance. Especially big contributors among individual stocks over the six months were Rio Tinto and Phelps Dodge in materials, Barr Pharmaceuticals in health care, and Norfolk Southern and Burlington Northern Santa Fe in industrials.

Our weakest second half performance was in consumer staples, where our holdings in Hershey and Sysco both declined. Within the energy sector, our de-emphasis of the energy equipment-and-services industry detracted, as that industry had superior returns to those of its sector.

With regard again to the investing environment in general in the second half, there were shifts underway as investors diversified their portfolios. High growth situations seemed especially to attract investors, as exemplified by the stunning upward move in the share price of Google, a stock we have not owned, from what we thought were already quite elevated levels in terms of price to earnings and sales. However, the persistently high energy and other commodity prices, as well as projections for increased capital spending in capacity-constrained industries, continued to provide firm support for the so-called "old economy." So it has been something of a bifurcated market and one in which one treads with care. It does seem, though, that an underlying "theme" to investor behavior has been a powerful attraction to potential for above-average earnings growth, whether from high tech or low tech. We take that as our cue to maintain our focus on companies with compelling fundamentals regardless of industry or sector.

CURRENT STRATEGY AND OUTLOOK:

Our outlook for 2006 is cautious. We do think that the moderate expectations for economic growth can be met, and we also look for higher earnings and dividends. The broad consensus estimate of roughly 3.5% real GDP growth looks reasonable to us, and we likewise think that 6-8% earnings growth for the S&P 500 is doable. However, there are powerful headwinds in the form of higher short-term interest rates, stubbornly high oil and natural gas prices, and a slowing housing market. And, as was certainly impressed on us in 2005, the weather and other natural disasters can throw quite a wrench in the works. The result of all those crosscurrents could be a more volatile market than we've seen in a while. We believe that another result might be defensive positioning by investors. Our emphasis in this environment will be on stocks with good earnings and dividend support. If it is a softer economy that lies ahead, the companies less vulnerable to large earnings declines may prove better bets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Rio Tinto PLC               2.39%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.30%
                      ------------------------------------
                      Norfolk Southern Corp.      2.23%
                      ------------------------------------
                      Target Corp.                2.03%
                      ------------------------------------
                      Chevron Corp.               2.01%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.01%
                      ------------------------------------
                      Reed Elsevier NV            1.93%
                      ------------------------------------
                      Johnson & Johnson           1.76%
                      ------------------------------------
                      Walgreen Co.                1.67%
                      ------------------------------------
                      Chubb Corp.                 1.52%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Consumer Cyclical               12.3%
Consumer Non-Cyclical           19.8%
Technology                      10.5%
Energy                           7.3%
Industrials                     10.5%
Financials                      17.6%
Communications                  13.1%
Basic Materials                  7.1%
Utilities                        1.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                       PIONEER FUND PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                               S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

        PIONEER FUND
         PORTFOLIO         S&P 500 INDEX
        ------------       -------------
12/95     $10,000             $10,000
12/96      11,121              12,295
12/97      13,933              16,395
12/98      16,470              21,084
12/99      16,456              25,518
12/00      20,449              23,196
12/01      15,747              20,441
12/02      10,989              15,925
12/03      13,603              20,490
12/04      19,567              22,718
12/05      20,737              23,834


    ------------------------------------------------------------
                            Average Annual Return/2/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------
    Pioneer Fund
--  Portfolio    5.99%  13.39% -4.76%  4.84%        6.47%
    ------------------------------------------------------------
    S&P 500
- - Index/1/     4.91%  14.38%  0.54%  9.07%       12.62%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

Mid caps dominated returns among the major stock capitalization ranges for the year and value stocks bested the returns of growth in each of the Russell large-, mid-, and small-cap style indices. Since its inception on May 1, 2005 through December 31, 2005, the Portfolio provided a total return of 9.84%, compared to the Russell Mid Cap Value Index, the portfolio's benchmark, which returned 12.7% for the same period.

PORTFOLIO SPECIFICS:

The economy and corporate profits surged in the final months of the year after a slow first half. But investors in the end showed their hesitancy about the underlying strength of the economy, choosing to take profits rather than wait for stocks to head higher. The broad US equity markets ended flat for the year, finishing essentially where they began.

Stock selection together with sector overweights in both Industrials and Information Technology benefited relative returns the most. In the Technology sector, data storage company Imation, up 46%, along with SunGuard and Scientific-Atlanta, both acquisition targets that delivered a premium, were especially strong contributors.

Stock selection in the Consumer Discretionary sector detracted from relative performance. Video rental franchise Blockbuster fell on slumping summer box office receipts which lowered same store comps in sales and video rentals. In the Energy sector, we did not own Valero Energy, a large constituent that was up over 140% in the year.

At the period's end, our largest sector overweights relative to the Russell Mid Cap Value Index were Health Care, Industrials, and Energy. Our largest underweights were Financials and Utilities. Within the Consumer Discretionary sector, Media remains our biggest overweight industry, where we still see plenty of individual stock ideas within the industry and valuations appear depressed while ad rates, especially in broadcasting, continue to be strong.

We continue to look at the portfolio in light of our primary focus, which is the selection of individual stocks based on their merit and valuation. Individual stock picks ultimately determine sector weightings. From a macro perspective, rising oil prices and interest rates in our view are a pre-cursor to economic slowdown. As such, the Portfolio is being positioned slightly more defensively. However, we expect to see heightened merger and acquisition activity, a plus for the kinds of stocks we look to own--quality companies with characteristics that we believe are undervalued--that may be attractive takeover targets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Foot Locker, Inc.           2.10%
                      ------------------------------------
                      Symbol Technologies, Inc.   2.10%
                      ------------------------------------
                      Federated Investors, Inc.   2.09%
                      ------------------------------------
                      W. W. Grainger, Inc.        2.01%
                      ------------------------------------
                      Republic Services, Inc.     1.97%
                      ------------------------------------
                      PMI Group, Inc.             1.91%
                      ------------------------------------
                      Safeway, Inc.               1.90%
                      ------------------------------------
                      Mellon Financial Corp.      1.90%
                      ------------------------------------
                      Ball Corp.                  1.85%
                      ------------------------------------
                      Xerox Corp.                 1.84%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                             26.7%
Non-Cyclical                           19.6%
Industrials                            16.0%
Cyclical                               10.5%
Energy                                  8.2%
Communications                          7.3%
Basic Materials                         6.8%
Technology                              4.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIONEER MID CAP VALUE PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                        RUSSELL MID-CAP VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Pioneer Mid Cap        Russell Mid-Cap
                Value Portfolio             Index
                ---------------        ---------------
    5/2/2005        $10,000                 $10,000
   12/31/2005        10,984                  11,405




    ---------------------------------------------------------------
                                         Cumulative Return/2/
                                    (for the period ended 12/31/05)
    ---------------------------------------------------------------
                                          Since Inception/3/
    ---------------------------------------------------------------
--  Pioneer Mid Cap Value Portfolio              9.84%
    ---------------------------------------------------------------
- - Russell Mid-Cap Value Index/1/              12.70%
    ---------------------------------------------------------------

/1/The Russell Mid-Cap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forcasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005, the Portfolio returned 15.37% while its benchmark, the Russell 2000 Growth Index, returned 18.10%.

JANUS CAPITAL MANAGEMENT LLC COMMENTARY

DETRACTORS INCLUDED TECHNOLOGY-RELATED HOLDINGS

Stragglers included Infocrossing, a provider of information technology and business process outsourcing to U.S. businesses. In July, the company cut its second-quarter outlook and withdrew its 2005 guidance. Management attributed the shortfall in projected sales to lower-than-anticipated usage-based billings and delays in the start of new contracts. We continue to believe in the long-term potential of the company and therefore increased our position during the period.

Another detractor from performance was Greenfield Online, which provides Internet survey solutions to the marketing research industry. The company performs surveys, as well as provides survey programming, data collection and processing services, and manages the Greenfield Online panel, an Internet-based panel of individuals who participate in the company's surveys. Late this summer, the stock dropped after the company lowered its guidance and its CEO announced his resignation. We've since sold the position.

Workstream was another stock that hurt our relative results. We purchased the stock following what we felt was an unjustifiably sharp pullback in its price resulting from quarterly financial results that were below Wall Street's expectations. The solid, new customer base of this provider of services and Web-based software for Human Capital Management (HCM) has given us the confidence that the company is back on track, although the recovery has taken longer than we anticipated.

STANDOUTS INCLUDED SELECT CONSUMER DISCRETIONARY AND INFORMATION TECHNOLOGY HOLDINGS

Our top performer during the period was TALX, a business process outsourcer for payroll data-centric services. Our view that the stock was undervalued came to fruition when the rest of the street saw TALX continually beat Wall Street's earnings estimates. The company had consistently robust revenue and profit growth figures.

Documentation company American Reprographics also advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Customer service technology developer LivePerson was also a top 10 contributor. The company has benefited from increased acceptance by Wall Street for its solutions, which include connecting a Website visitor to a company representative via chat technology or a phone call. Building on an already solid base of business in the technology field, LivePerson made strong inroads into the financial services industry over the past two quarters, and we're pleased to see the company hit such an inflection point.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, as we remain optimistic about the small-cap universe, we'll continue to maintain a primary focus on investing in companies we believe have solid growth potential, while keeping an eye on macro developments.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the health care and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the health care sector, our overweight positions in Alpharma, Abgenix, and Cubist Pharmaceuticals contributed positively to performance. In the information technology sector, we were helped by our holdings in Blue Coat Systems, Intergraph, and Supertex.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Premiere Global Services, Golden Telecom, and Syniverse Holdings hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in NBTY, Gold Kist, and Longs Drug Stores.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 102 THROUGH 106 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    TALX Corp.                      1.66%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         1.36%
                    ----------------------------------------
                    World Fuel Services Corp.       1.22%
                    ----------------------------------------
                    Jarden Corp.                    1.12%
                    ----------------------------------------
                    Carter's, Inc.                  1.11%
                    ----------------------------------------
                    Quiksilver, Inc.                1.08%
                    ----------------------------------------
                    Western Oil Sands, Inc.         1.04%
                    ----------------------------------------
                    Ultimate Software Group, Inc.   1.02%
                    ----------------------------------------
                    CoStar Group, Inc.              0.97%
                    ----------------------------------------
                    Cubist Pharmaceuticals, Inc.    0.90%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    28.1%
Cyclical                        18.9%
Technology                      17.7%
Communications                  10.3%
Industrials                      9.7%
Financials                       7.5%
Energy                           6.4%
Basic Materials                  1.3%
Utilities                        0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO MANAGED BY
       TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT LLC VS.
                         RUSSELL 2000 GROWTH INDEX/1/
                            Growth Based on $10,000

                             [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Growth Portfolio      Growth Index(1)
              -------------------------   --------------
  5/2/2005            $10,000                 $10,000
12/31/2005             11,537                  11,810

    --------------------------------------------------------------------
                                              Cumulative Return/2/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/3/
    --------------------------------------------------------------------
    Style Focus Series: Small Cap Growth
--  Portfolio                                        15.37%
    --------------------------------------------------------------------
- - Russell 2000 Growth Index/1/                     18.10%
    --------------------------------------------------------------------

/1/The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. equity universe. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small cap growth manager's opportunity set. The Index does not include fees and expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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                                      45

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005 the Portfolio returned 13.56%. The unmanaged benchmark, the Russell 2000 Value Index returned 13.70% for the same period.

DREMAN VALUE MANAGEMENT COMMENTARY

For the year ended December 31, 2005, the Russell 2000 Value Index returned 4.69%, as small cap stocks took a bit of a breather after two stellar years. 2005 again saw equities in general post more subdued returns than 2004. We at Dreman Value Management started to manage The Travelers Series Trust: Style Focus Series: Small Cap Value Portfolio ("The Portfolio") in early May of this year. For the interim period of our management our sleeve of the portfolio returned 14.5% compared to the benchmark Russell 2000 Value index's return of 13.7% for the same period. Given the nature of the markets over this period we are satisfied with the performance thus far.

The US equity markets experienced returns over the past twelve months that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These mega storms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. While equity market returns were somewhat muted compared to last year, the fact that all equity market indices ended the year in positive territory is a testament to the resiliency of the US economy.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 1/2% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21% of the natural gas supply and 29% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Managements Service (MMS) approximately 65% of the natural gas production and 77% of the oil production in the Gulf remained shut-in as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low by historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year rate is still well below 4.5%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers' budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV's. During September, Ford and GM reported 30% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.8% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006 we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

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                                      46

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Turning to the portfolio, we continue to maintain overweight positions in the Energy, Basic Materials, Industrials, and Health Care sectors relative to the Russell 2000 Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain as underweights. During the quarter we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer small cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook. The strong performance of small cap stocks over the last three years has added to the turnover as rapid advances in stock prices have meant that valuation targets can be reached in a matter of months. The portfolio's turnover is a consequence of our attempt to maintain the portfolio consistently invested in value stocks with strong fundamentals that, on average, have market capitalization under $2 billion.

Energy withstood a difficult final quarter to easily wind up as best performing sector during the past year with most of the positions appreciating substantially. At the end of December, energy stocks represented about 16% of the portfolio. Among the best performers were Parallel Petroleum and Carrizo Oil & Gas, which returned 64% and 61%, respectively. The portfolio has been overweight energy for more than three years, and given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies.

On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. While many do not appear "cheap" when focusing on near-term earnings, our focus is on the value of gas reserves in the ground. For example, Parallel Petroleum currently trades at an approximate P/E of 20 based on 2006 earnings, hardly a low P/E stock. However, when we calculate the value of its gas reserves in Texas, New Mexico, and Utah, we come up with a value of better than $30 per share, more than twice the current stock price. More importantly, to get to this value, we assume natural gas prices of $6.50 per Mcf (thousand cubic feet), about half the current level.

Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. In order to just keep gas and oil supplies at current levels, it takes an ever-increasing amount of drilling because of the rate of depletion that is occurring in currently producing wells. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as Grant Prideco, Patterson UTI, Cal Dive International, etc. Most of the equipment and service companies trade at P/E ratios in the mid-teens based on 2006 earnings estimates. What makes these companies so attractive is that their earnings growth rates over the next three years should exceed 25%. In our view, only a collapse in oil and gas prices to less than half their current levels will change their earnings outlook. Hence, the key question in assessing the attractiveness of energy investments is the future outlook for energy prices.

For some time we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf.

While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of "hot" money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Industrial stocks currently represent approximately 17% of the portfolio. A recent addition of note is Insteel, which produces concrete reinforcing products that are used in road building as well as commercial construction. It currently trades at just 6.2 times trailing earnings and has an excellent balance sheet. We expect Insteel to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade the long neglected infrastructure. In fact, several of the portfolio's holdings such as General Cable and Watts Water Technologies also stand to benefit from this trend.

We continue to like the aerospace and defense stocks and they represent about a third of the portfolio's industrial positions. Among our favorite names in this area are Aviall and DRS Technologies. Aviall trades at a P/E of 19 times, a little rich for our taste, but it has increased greatly since our initial foray. We still hold it because of its unique position as a sole supplier of parts for a large number of widely used jet engines and other key plane assemblies. Most of its focus is on after-market parts that have to be replaced on a regular basis. We see continued earnings growth in the low to mid-teens over the next five years. DRS Technologies focuses more on the defense area with a wide range of products in the intelligence, data gathering, and surveillance areas. Like Aviall, it should enjoy growth rates near the mid teens level for the next three to five years.

DHB Industries and Duratek were the two worst performing industrial stocks during the quarter. DHB Industries declined over 41% due to fears of serious financial consequences stemming from lawsuits that claim the company did not appropriately warn investors about problems with its products. Given that DHB produces body armor for police and the military, product quality and consumer confidence are extremely important. We decided to sell the stock rather than wait for the outcome of the lawsuits. Duratek which is in the business of cleaning up, transporting, and disposing of nuclear material fell over 30% after announcing poor quarterly results and was eliminated from the portfolio late in the year.

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                                      47

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The Portfolio's health care stocks currently account for 15% of the total portfolio. Lifepoint Hospitals declined slightly during the year as the impact of the hurricanes and fears of bad debts weighted on the stocks, again showing the far reaching of the fall's devastating series of storms. Biovail Corp., a pharmaceutical stock with a portfolio of products that aid in the oral delivery of drugs, was a standout with a return of over 28%. Biovail was added in August and sold in November so it did not take long to add value. In fact, this is an example of our earlier statement about how quickly small cap stock prices can change.

Financial stocks were hindered by the growing headwind of rising interest rates for much of the past year before rallying in the final quarter. The portfolio's holdings in the Real Estate industries were particularly weak. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell 2000 Value. Doral Financial and R&G Financial, both thrifts, each declined approximately 20%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also were hurt by weakness late in the year as investor concerns on interest rates caused interest in REITs to wane. We hold about 6.0% of the portfolio in REITs, about half of the small cap value benchmark, and remain confident on the long-term prospects for companies such as KKR
Financial, Newcastle Investment, and Novastar Financial. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between now and January 2007, Novastar should pay out almost $10 in dividends or 30% of the current stock price. We see little on the horizon that will put these dividends at risk.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the financials and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the financials sector, our overweight positions in Federal Agricultural Mortgage, Piper Jaffray, and Kilroy Realty contributed positively to performance. In the information technology sector, we were helped by our holdings in Talx, Nuance Communications, and United Online.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Price Communications, Cincinnati Bell, and Golden Telecom hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in Alliance One International, Chiquita Brands International, and NBTY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance returns shown above do not reflect the deduction of sales charges, which, if reflected, would reduce performance. The views

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                                      48

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

expressed are opinions of the portfolio manager as of December 31, 2005 and are subject to change based on market and other conditions. These views may differ from those of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Portfolio allocation is subject to change at any time. The mention of any individual securities should neither constitute or be construed as a recommendation to purchase or sell securities and information provided regarding such individual securities is not a sufficient basis upon which to make an investment decision. Any statistics have been obtained from sources the portfolio manager believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Portfolio allocations, holdings and characteristics are subject to change at any time. All investments involve risk including possible loss of principal.

PLEASE REFER TO PAGES 107 THROUGH 111 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   CommScope, Inc.                  1.27%
                   -----------------------------------------
                   Anixter International, Inc.      1.21%
                   -----------------------------------------
                   Oregon Steel Mills, Inc.         1.16%
                   -----------------------------------------
                   Southern Union Co.               1.15%
                   -----------------------------------------
                   RTI International Metals, Inc.   1.14%
                   -----------------------------------------
                   URS Corp.                        1.12%
                   -----------------------------------------
                   Kinetic Concepts, Inc.           1.12%
                   -----------------------------------------
                   Cameco Corp.                     1.07%
                   -----------------------------------------
                   EMCOR Group, Inc.                0.93%
                   -----------------------------------------
                   Terex Corp.                      0.93%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     26.4%
Industrials                    16.1%
Non-Cyclical                   13.9%
Energy                         11.0%
Cyclical                        9.5%
Communications                  7.7%
Basic Materials                 6.7%
Technology                      4.7%
Utilities                       4.0%

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                                      49

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO MANAGED BY
      TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C. VS.
                          RUSSELL 2000 VALUE INDEX/1/
                            Growth Based on $10,000

                       [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Value Portfolio       Value Index(1)
              -------------------------   --------------
  5/2/2005             $10,000                $ 10,000
12/31/2005              11,357                  11,370

    -------------------------------------------------------------------
                                             Cumulative Return/2/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/3/
    -------------------------------------------------------------------
    Style Focus Series: Small Cap Value
--  Portfolio                                       13.56%
    -------------------------------------------------------------------
- - Russell 2000 Value Index/1/                     13.70%
    -------------------------------------------------------------------

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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                                      50

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TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2005, the Travelers Quality Bond Portfolio returned 1.63%. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,/iv/ returned 1.58% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average/1/ was 1.62%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the federal funds rate/ii/ from 2.25% to 4.25% by period end. These measured, consecutive, rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year U.S. Treasury yields on stronger-than-expected housing starts.

As the market appeared to fully expect each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement, the also indicated that monetary policy decisions will become more data-dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected the financial markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through the economy, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Corporation were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004's 102.3 reading, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iii/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5% pace). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even

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TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December-end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's apparent comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 183 funds in the Fund's Lipper category and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/iv/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed government and corporate debt issues that are (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                  Percent of
    Description                                                   Net Assets
    ------------------------------------------------------------------------
    U.S. Treasury Notes (2.875%, 11/30/06)                          11.57%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/08)                          10.00%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.000%, 08/31/07)                           6.66%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (3.375%, 11/15/08)                           3.54%
    ------------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                             2.04%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/10)                           1.94%
    ------------------------------------------------------------------------
    Commercial Mortgage Pass Through Certificates Series 2005-C6,
     Class A5B (5.167%, 06/10/44)                                    1.78%
    ------------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     Series 2004-C3, Class AJ (4.922%, 01/15/42)                     1.63%
    ------------------------------------------------------------------------
    Pepco Holdings, Inc. (5.500%, 08/15/07)                          1.57%
    ------------------------------------------------------------------------
    HSBC Finance Corp. (6.375%, 10/15/11)                            1.54%
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  TRAVELERS QUALITY BOND PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Travelers Quality          Lehman Bro. Intermediate
                 Bond Portfolio            Gov/Credit Bond Interest
                 --------------            ------------------------
    8/30/1996         $10,000                      $10,000
   12/31/1996          10,356                       10,388
   12/31/1997          11,095                       11,624
   12/31/1998          12,036                       13,004
   12/31/1999          12,168                       13,055
   12/31/2000          13,015                       14,376
   12/31/2001          13,944                       15,664
   12/31/2002          14,753                       16,651
   12/31/2003          15,784                       17,369
   12/31/2004          16,303                       17,897
   12/31/2005          16,579                       18,180




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers Quality Bond
--  Portfolio                1.63%  3.94%  4.95%        5.56%
    ----------------------------------------------------------------
    Lehman Brothers
    Intermediate Government/
- - Credit Bond Index/1/     1.58%  2.97%  5.50%        6.87%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the twelve months ended December 31, 2005, U.S. Government Securities Portfolio returned 4.33%. The Portfolio outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index/v/, which returned 2.66% for the same period. The Portfolio underperformed its other unmanaged composite benchmark, the Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch Mortgage Master Index/vi/, which returned 5.01%, for the same period. The Portfolio outperformed the Portfolio's Lipper General U.S. Government Funds Category Average/1/, which increased 2.05%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point/ii/ hikes during the period brought the federal funds rate/iii/ from 2.25% to 4.25% by period end. These rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed relatively low during the period, declining 29 basis points during the period. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen during the period and, near year-end, a brief yield curve inversion as 2-year U.S. Treasury note yields broke above 10-year yields on reports of stronger-than-expected housing starts.

As many market participants fully expected each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee ("FOMC") removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data-dependent as the Fed may shift from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven from month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Company and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus the December 2004 reading of 102.3, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iv/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of what many investors perceive to be the Fed's comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 166 funds in the Fund's Lipper category, and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/iii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/v/The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.

/vi/The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.125%, 05/15/15)                        10.69%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.250%, 08/15/23)                        10.19%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (5.250%, 11/15/28)                         5.25%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.500%, 12/01/99)           5.16%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, 04/01/35)           4.48%
     ---------------------------------------------------------------------
     Tennessee Valley Authority, Series G (7.125%, 05/01/30)       4.45%
     ---------------------------------------------------------------------
     Financing Corp.(FICO) Strips, Series 13 (5.229%, 06/27/11)    4.11%
     ---------------------------------------------------------------------
     U.S. Treasury Strip (3.230%, 02/15/27)                        4.02%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (8.875%, 02/15/19)                         3.88%
     ---------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.000%, 10/01/35)           3.26%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Collateralized Mortgage Obligations                   16.4%
U.S Government Agency Mortgage Backed Securities      35.0%
U.S Government & Agency Obligations                   48.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                U.S. GOVERNMENT SECURITIES PORTFOLIO MANAGED BY
                     SALOMON BROTHERS ASSET MANAGEMENT VS.
   MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX/1/ AND COMPOSITE INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                                        MERRILL LYNCH U.S.
                  U.S. GOVERNMENT        TREASURY/Agency        Composite
                SECURITIES PORTFOLIO     Master Index/1/         Index/2/
                --------------------     --------------         -----------
12/31/1994             10,000                10,000               10,000
12/31/1995             12,442                11,831               12,423
12/30/1996             12,623                12,158               12,684
12/30/1997             14,216                13,325               14,250
12/30/1998             15,666                14,637               15,745
12/31/1999             15,004                14,328               15,143
12/30/2000             17,185                16,207               17,588
12/30/2001             18,185                17,370               18,635
12/30/2002             20,663                19,328               21,106
12/31/2003             21,231                19,784               21,688
12/30/2004             22,532                20,460               23,103
12/30/2005             26,156                21,004               24,260


    --------------------------------------------------------------
                              Average Annual Return/3/
                          (for the period ended 12/31/05)
    --------------------------------------------------------------
                   1 Year 3 Year 5 Year 10 Year Since Inception/4/
    --------------------------------------------------------------
    U.S.
    Government
    Securities
--  Portfolio      4.33%  4.39%  6.47%   6.57%        7.16%
    --------------------------------------------------------------
    Merrill Lynch
    U.S. Treasury/
    Agency Master
- - Index/1/       2.66%  2.81%  5.33%   5.91%        5.91%
    --------------------------------------------------------------
    Composite
--  Index/2/       5.01%  4.75%  6.62%   6.87%        6.92%
    --------------------------------------------------------------

/1/The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Index does not include fees and expenses and is not available for direct investment.

/2/Composite Index which is an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ years Index and the Merrill Lynch Mortgage Master Index

The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Index does not include fees and expenses and is not available for direct investment.

The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.) The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CONVERTIBLE SECURITIES PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,040.10        $3.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
DISCIPLINED MID CAP STOCK PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.90        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
EQUITY INCOME PORTFOLIO                     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,063.10        $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.92         4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,025.50        $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED STOCK PORTFOLIO                   ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.80        $4.90
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LARGE CAP PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.20        $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.86% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                           $1,000.00     $1,086.00        $1.84
  Hypothetical (5% return before expenses)          1,000.00      1,023.44         1.79
-----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   BEGINNING     ENDING        EXPENSES PAID
                                                   ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                   6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                             $1,000.00     $1,019.30        $1.78
  Hypothetical (5% return before expenses)            1,000.00      1,023.44         1.79
-------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,054.40        $1.81
  Hypothetical (5% return before expenses)        1,000.00      1,023.44         1.79
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          BEGINNING     ENDING        EXPENSES PAID
                                                          ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                          6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                    $1,000.00     $1,064.70        $1.82
  Hypothetical (5% return before expenses)                   1,000.00      1,023.44         1.79
--------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                            BEGINNING     ENDING        EXPENSES PAID
                                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                      $1,000.00     $1,036.20        $1.80
  Hypothetical (5% return before expenses)                     1,000.00      1,023.44         1.79
----------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MERCURY LARGE CAP CORE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,084.50        $4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS MID CAP GROWTH PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,077.20        $4.61
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS VALUE PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,052.50        $5.12
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONDRIAN INTERNATIONAL STOCK PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.10        $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,072.30        $5.28
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER MID CAP VALUE PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,034.20        $5.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                BEGINNING     ENDING        EXPENSES PAID
                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                          $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)         1,000.00      1,019.66         5.60
----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)        1,000.00      1,019.66         5.60
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TRAVELERS QUALITY BOND PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  999.10        $2.27
  Hypothetical (5% return before expenses)     1,000.00      1,022.94         2.29
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.45% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
U.S. GOVERNMENT SECURITIES PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  988.80        $2.16
  Hypothetical (5% return before expenses)     1,000.00      1,023.04         2.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.43% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CONVERTIBLE BONDS - 73.2%
      AEROSPACE & DEFENSE - 4.3%
      Armor Holdings, Inc., 2.000%/0.000%, due
        01/01/24(a)............................ $ 1,000,000 $     993,750
      L-3 Communications Corp.
        3.000%, due 08/01/35 (144A)(b).........   1,600,000     1,590,000
       3.000%, due 08/01/35....................     300,000       298,125
      Lockheed Martin Corp. 4.090%, due
        08/15/33(c)............................   1,500,000     1,607,070
                                                            -------------
                                                                4,488,945
                                                            -------------
      AIRLINES - 1.6%
      Continental Airlines, Inc. 4.500%, due
        02/01/07...............................     600,000       562,500
      Frontier Airlines, Inc. 5.000%, due
        12/15/25...............................   1,000,000     1,085,000
                                                            -------------
                                                                1,647,500
                                                            -------------
      BIOTECHNOLOGY - 4.8%
      Amgen, Inc. 0.098%, due 03/01/32(d)......   3,300,000     2,590,500
      InterMune, Inc. 0.250%, due 03/01/11.....   1,250,000     1,106,250
      Invitrogen Corp.
        3.250%, due 06/15/25...................   1,000,000       962,500
       3.250%, due 06/15/25 (144A)(b)..........     300,000       288,750
                                                            -------------
                                                                4,948,000
                                                            -------------
      BUILDING MATERIALS - 2.5%
      Masco Corp., Series B 2.096%, due
        07/20/31(d)............................   2,300,000     1,058,000
      NCI Building Systems, Inc. 2.125%, due
        11/15/24...............................   1,300,000     1,540,500
                                                            -------------
                                                                2,598,500
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.6%
      Euronet Worldwide, Inc. 1.625%, due
        12/15/24...............................   1,600,000     1,642,000
                                                            -------------
      COMPUTERS & PERIPHERALS - 1.4%
      Electronics For Imaging, Inc. 1.500%, due
        06/01/23...............................     900,000     1,000,125
      Silicon Graphics, Inc. 6.500%, due
        06/01/09...............................     700,000       481,250
                                                            -------------
                                                                1,481,375
                                                            -------------
      ENVIRONMENTAL SERVICES - 2.2%
      Waste Connections, Inc. 4.750%, due
        05/01/22(c)............................   2,100,000     2,333,730
                                                            -------------
      FINANCIAL - DIVERSIFIED - 0.5%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(d)............................     500,000       532,500
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 6.4%
      LifePoint Hospitals, Inc.
        3.250%, due 08/15/25 (144A)(b).........   1,600,000     1,466,000
       3.250%, due 08/15/25....................   1,200,000     1,099,500

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Omnicare, Inc. 3.250%, due 12/15/35........ $ 1,000,000 $     997,500
     Pacificare Health Systems, Inc. 3.000%, due
       10/15/32.................................     700,000     3,030,125
                                                             -------------
                                                                 6,593,125
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 5.1%
     Actuant Corp. 2.000%, due 11/15/23.........   1,500,000     2,190,000
     Danaher Corp. 1.369%, due 01/22/21(d)......   1,900,000     1,569,875
     Roper Industries, Inc. 1.481%/0.000%, due
       01/15/34(a)..............................   2,800,000     1,547,000
                                                             -------------
                                                                 5,306,875
                                                             -------------
     MEDIA - 3.7%
     Charter Communications, Inc.
       5.875%, due 11/16/09.....................   1,050,000       786,187
      5.875%, due 11/16/09 (144A)(b)............     450,000       336,938
     Liberty Media Corp.
       0.750%, due 03/30/23.....................   1,000,000     1,075,000
      0.750%, due 03/30/23 (144A)(b)............     500,000       537,500
      4.000%, due 11/15/29......................   1,800,000     1,064,250
                                                             -------------
                                                                 3,799,875
                                                             -------------
     OIL & GAS - 5.6%
     Grey Wolf, Inc. 4.004%, due 04/01/24(c)....     800,000     1,103,600
     Halliburton Co. 3.125%, due 07/15/23.......     700,000     1,200,500
     Nabors Industries, Inc., Series B 0.000%,
       due 06/15/23(d)..........................   1,500,000     1,775,625
     Pride International, Inc. 3.250%, due
       05/01/33.................................   1,300,000     1,719,250
                                                             -------------
                                                                 5,798,975
                                                             -------------
     PACKAGING & CONTAINERS - 1.8%
     Sealed Air Corp. 3.000%, due 06/30/33
       (144A)(b)................................   1,900,000     1,904,750
                                                             -------------
     PHARMACEUTICALS - 9.4%
     BioMarin Pharmaceutical, Inc. 3.500%, due
       06/15/08.................................   1,700,000     1,606,500
     CV Therapeutics, Inc. 2.750%, due
       05/16/12.................................     600,000       900,000
     Enzon Pharmaceuticals, Inc. 4.500%, due
       07/01/08.................................     800,000       722,000
     Nektar Therapeutics, 3.250%, due
       09/28/12 (144A)(b).......................   1,000,000     1,011,250
     NPS Pharmaceuticals, Inc. 3.000%, due
       06/15/08.................................   1,700,000     1,474,750
     Oscient Pharmaceutical Corp. 3.500%, due
       04/15/11.................................   1,400,000     1,085,000
     Sepracor, Inc. 0.049%, due
       10/15/24(d)..............................   1,300,000     1,238,250
     Teva Pharmaceutical Industries, Ltd.
       0.250%, due 02/01/24.....................   1,400,000     1,750,000
                                                             -------------
                                                                 9,787,750
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 6.7%
       Best Buy Co., Inc.
         2.250%, due 01/15/22.................. $ 1,500,000 $   1,601,250
        2.250%, due 01/15/22 (144A)(b).........     200,000       213,500
       CBRL Group, Inc. 1.953%, due
         04/03/32(d)...........................   5,000,000     2,325,000
       CKE Restaurants, Inc. 4.000%, due
         10/01/23..............................     275,000       441,031
       Men's Wearhouse, Inc. 3.125%, due
         10/15/23..............................   2,000,000     2,330,000
                                                            -------------
                                                                6,910,781
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
       Amkor Technology, Inc. 5.000%, due
         03/15/07..............................   1,200,000     1,138,500
       Intel Corp., 2.950%, due 12/15/35
         (144A)(b).............................   1,000,000       981,250
                                                            -------------
                                                                2,119,750
                                                            -------------
       SOFTWARE - 5.6%
       Mentor Graphics Corp. 5.941%, due
         08/06/23(c)...........................   1,400,000     1,278,620
       Open Solutions, Inc.
         1.467%/0.000%, due 02/02/35(a)........     575,000       304,031
        1.467%/0.000%, due 02/02/35
          (144A)(a)(b).........................   2,200,000     1,163,250
       RealNetworks, Inc. 1.585%, due
         07/01/10(d)...........................   1,000,000       982,500
       SafeNet, Inc. 2.500%, due 12/15/10
         (144A)(b).............................   1,000,000       996,250
       SINA Corp. 0.000%, due 07/15/23(d)......     950,000     1,039,063
                                                            -------------
                                                                5,763,714
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.0%
       ADC Telecommunications, Inc. 5.045%,
         due 06/15/13(c).......................   2,500,000     2,528,125
       Amdocs, Ltd. 0.500%, due 03/15/24.......     900,000       811,125
       Ciena Corp. 3.750%, due 02/01/08........   1,800,000     1,660,500
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)................   1,000,000       931,250
       NII Holdings, Inc., 2.750%, due 08/15/25
         (144A)(b).............................   1,900,000     2,073,375
       RF Micro Devices, Inc. 1.500%, due
         07/01/10..............................     300,000       277,125
                                                            -------------
                                                                8,281,500
                                                            -------------
       Total Convertible Bonds
       (Cost $73,774,482)                                      75,939,645
                                                            -------------

       COMMON STOCKS - 10.4%
       BANKS - 2.0%
       Commerce Bancorp, Inc...................      60,659     2,087,276
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      BIOTECHNOLOGY - 0.3%
      Enzon Pharmaceuticals, Inc.*............. $    45,200 $     334,480
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 1.0%
      Corning, Inc.*...........................      50,000       983,000
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.5%
      Rowan Companies, Inc.....................      15,000       534,600
                                                            -------------
      FINANCIAL - DIVERSIFIED - 2.8%
      Capital One Financial Corp...............      12,000     1,036,800
      Countrywide Financial Corp...............      38,000     1,299,220
      Merrill Lynch & Co., Inc.................       9,000       609,570
                                                            -------------
                                                                2,945,590
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.5%
      Sohu.com, Inc.*..........................      28,100       515,354
                                                            -------------
      IT CONSULTING & SERVICES - 2.1%
      Affiliated Computer Services, Inc. -
        Class A*...............................      36,000     2,130,480
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Oscient Pharmaceuticals Corp.*...........     110,000       249,700
                                                            -------------
      RETAIL - SPECIALTY - 0.7%
      Staples, Inc.............................      34,000       772,140
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Sprint Nextel Corp.......................      11,000       256,960
                                                            -------------
      Total Common Stocks
      (Cost $10,162,255)                                       10,809,580
                                                            -------------

      CONVERTIBLE PREFERRED STOCK - 13.4%
      BANKS - 2.9%
      Sovereign Capital Trust IV 4.375%, due
        03/01/34...............................      33,000     1,452,000
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41 (144A)(b).................      25,000     1,364,550
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41...........................       4,000       217,000
                                                            -------------
                                                                3,033,550
                                                            -------------
      ELECTRIC UTILITIES - 1.1%
      NRG Energy, Inc. 4.000%..................         900     1,172,137
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.1%
      Doral Financial Corp. 4.750%.............       6,900     1,084,163
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.2%
      Omnicare, Inc., Series B 4.000%..........      17,000     1,262,590
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.9%
      United Rentals Trust I 6.500%............      46,000     1,966,500
                                                            -------------
      MEDIA - 1.4%
      Interpublic Group of Cos, Inc., Series B
        5.250%, (144A)(b)......................       1,540     1,421,035
                                                            -------------
      OIL & GAS - 1.0%
      Chesapeake Energy Corp. 5.000%...........       7,200       989,100
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 2.8%
      Host Marriott Finance Trust 6.750%.......      30,000 $   1,871,550
      Simon Property Group, Inc. 6.000%........      16,000     1,028,800
                                                            -------------
                                                                2,900,350
                                                            -------------
      Total Convertible Preferred Stock
      (Cost $13,719,061)                                       13,829,425
                                                            -------------
      SHORT-TERM INVESTMENT - 1.9%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 12/30/05 at 2.000% to
        be repurchased at $1,998,444 on
        01/03/06 collateralized by $2,070,000
        U.S. Treasury Bond 4.000% due
        11/15/12 with a value of $2,041,538
        (Cost - $1,998,000).................... $ 1,998,000     1,998,000
                                                            -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $99,653,798)                                      102,576,650
      Other Assets and Liabilities (net) - 1.1%                 1,117,573
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 103,694,223
                                                            =============

* Non-income producing security.

(a) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 15.7% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

The following table summarizes the credit composition of the portfolio holdings of the Convertible Securities Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               7.70%
                           BBB                            12.40
                           BB                             12.20
                           B                               9.50
                           Below B                        33.70
                           Equities/Other                 24.50
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.9%
       AEROSPACE & DEFENSE - 0.1%
       L-3 Communications Holdings, Inc............  4,062 $     302,010
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.6%
       CNF, Inc.................................... 27,016     1,509,924
       Expeditors International of Washington, Inc.  8,393       566,612
       Ryder System, Inc........................... 29,203     1,197,907
                                                           -------------
                                                               3,274,443
                                                           -------------
       AIRLINES - 0.4%
       Alaska Air Group, Inc.*..................... 25,565       913,182
                                                           -------------
       AUTO COMPONENTS - 1.2%
       ArvinMeritor, Inc........................... 36,959       531,840
       BorgWarner, Inc............................. 25,061     1,519,448
       Lear Corp................................... 18,465       525,514
                                                           -------------
                                                               2,576,802
                                                           -------------
       BANKS - 3.3%
       BOK Financial Corp.......................... 14,699       667,775
       Colonial BancGroup, Inc. (The).............. 28,532       679,632
       Comerica, Inc...............................  9,889       561,300
       Cullen/Frost Bankers, Inc................... 12,807       687,480
       Mercantile Bankshares Corp.................. 14,899       840,899
       SVB Financial Group*........................ 16,907       791,924
       Westcorp.................................... 18,231     1,214,367
       Wilmington Trust Corp....................... 12,214       475,247
       Zions Bancorp............................... 12,778       965,506
                                                           -------------
                                                               6,884,130
                                                           -------------
       BIOTECHNOLOGY - 1.8%
       Cephalon, Inc.*............................. 10,819       700,422
       Invitrogen Corp.*........................... 11,690       779,022
       Millennium Pharmaceuticals, Inc.*........... 55,873       541,968
       Protein Design Labs, Inc.*.................. 19,826       563,455
       Techne Corp.*...............................  7,068       396,868
       Vertex Pharmaceuticals, Inc.*............... 27,647       764,992
                                                           -------------
                                                               3,746,727
                                                           -------------
       CHEMICALS - 2.6%
       Albemarle Corp.............................. 16,176       620,350
       Cytec Industries, Inc....................... 23,581     1,123,163
       FMC Corp.*.................................. 26,680     1,418,575
       Lubrizol Corp............................... 26,005     1,129,397
       Lyondell Chemical Co........................ 19,432       462,870
       Scotts Miracle-Gro Co. - Class A............ 15,878       718,321
                                                           -------------
                                                               5,472,676
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.0%
       Alliance Data System Corp.*................. 45,340     1,614,104
       Banta Corp.................................. 17,380       865,524
       Brink's Co. (The)........................... 16,953       812,218
       Career Education Corp.*..................... 45,878     1,547,006
       CheckFree Corp.*............................ 15,574       714,847

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES - CONTINUED
            Dun & Bradstreet Corp. (The)*.....  12,427 $     832,112
            Education Management Corp.*.......  12,436       416,730
            Fair Isaac Corp...................  35,788     1,580,756
            Korn/Ferry International*.........  52,206       975,730
            Manpower, Inc.....................   6,575       305,738
            MPS Group, Inc.*..................  91,612     1,252,336
            Navigant Consulting, Inc.*........  31,990       703,140
            Quanta Services, Inc.*............  60,520       797,048
            Republic Services, Inc............  23,236       872,512
            West Corp.*.......................  26,184     1,103,656
                                                       -------------
                                                          14,393,457
                                                       -------------
            COMMUNICATIONS EQUIPMENT - 2.1%
            CommScope, Inc.*..................  42,663       858,806
            Harris Corp.......................  49,704     2,137,769
            Powerwave Technologies, Inc.*..... 106,783     1,342,263
                                                       -------------
                                                           4,338,838
                                                       -------------
            COMPUTERS & PERIPHERALS - 1.7%
            SanDisk Corp.*....................  22,360     1,404,655
            Western Digital Corp.*............ 114,048     2,122,434
                                                       -------------
                                                           3,527,089
                                                       -------------
            CONSTRUCTION & ENGINEERING - 1.0%
            Beazer Homes USA, Inc.............   7,786       567,132
            Granite Construction, Inc.........  16,361       587,524
            Toll Brothers, Inc.*..............  28,902     1,001,165
                                                       -------------
                                                           2,155,821
                                                       -------------
            CONSTRUCTION MATERIALS - 0.3%
            Martin Marietta Materials, Inc....   6,722       515,712
                                                       -------------
            CONTAINERS & PACKAGING - 0.2%
            Sonoco Products Co................  14,233       418,450
                                                       -------------
            ELECTRIC UTILITIES - 4.1%
            Black Hills Corp..................  15,400       532,994
            Energy East Corp..................  51,088     1,164,807
            IDACORP, Inc......................  20,159       590,659
            NSTAR.............................  45,789     1,314,144
            Pepco Holdings, Inc...............  74,557     1,667,840
            Pinnacle West Capital Corp........  11,269       465,973
            PNM Resources, Inc................  43,681     1,069,748
            Westar Energy, Inc................  28,308       608,622
            Wisconsin Energy Corp.............  26,022     1,016,419
                                                       -------------
                                                           8,431,206
                                                       -------------
            ELECTRICAL EQUIPMENT - 1.3%
            AMETEK, Inc.......................  24,233     1,030,872
            Energizer Holdings, Inc.*.........  13,121       653,294
            Thomas & Betts Corp.*.............  24,058     1,009,474
                                                       -------------
                                                           2,693,640
                                                       -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
         Amphenol Corp. - Class A................. 30,667 $   1,357,321
         Arrow Electronics, Inc.*................. 32,969     1,055,997
         CDW Corp................................. 10,808       622,216
         Ingram Micro, Inc. - Class A*............ 41,677       830,623
         Jabil Circuit, Inc.*..................... 31,197     1,157,097
                                                          -------------
                                                              5,023,254
                                                          -------------
         FINANCIAL - DIVERSIFIED - 4.0%
         Affiliated Managers Group, Inc.*......... 12,342       990,445
         American Capital Strategies, Ltd......... 25,110       909,233
         Bear Stearns Cos., Inc................... 10,016     1,157,148
         Blackrock, Inc. - Class A................  8,339       904,615
         E*TRADE Financial Corp.*................. 60,142     1,254,562
         First Marblehead Corp. (The)............. 19,725       648,164
         IndyMac Bancorp, Inc..................... 22,748       887,627
         Leucadia National Corp................... 15,011       712,422
         SEI Investments Co....................... 24,542       908,054
                                                          -------------
                                                              8,372,270
                                                          -------------
         FOOD & DRUG RETAILING - 0.2%
         SUPERVALU, Inc........................... 12,286       399,049
                                                          -------------
         FOOD PRODUCTS - 1.2%
         Dean Foods Co............................ 27,922     1,051,543
         Pilgrim's Pride Corp..................... 22,746       754,257
         Smithfield Foods, Inc.*.................. 20,039       613,193
                                                          -------------
                                                              2,418,993
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
         Bausch & Lomb, Inc....................... 14,899     1,011,642
         Beckman Coulter, Inc..................... 10,686       608,033
         Dade Behring Holdings, Inc............... 17,492       715,248
         Fisher Scientific International, Inc.*... 10,538       651,881
         Intuitive Surgical, Inc.*................ 15,292     1,793,293
         STERIS Corp.............................. 31,627       791,308
         Thermo Electron Corp.*................... 26,758       806,218
         Varian Medical Systems, Inc.*............ 16,751       843,245
                                                          -------------
                                                              7,220,868
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.1%
         AmerisourceBergen Corp................... 15,490       641,286
         Community Health Systems, Inc.*.......... 33,294     1,276,492
         Coventry Health Care, Inc.*.............. 14,107       803,535
         Health Net, Inc.*........................ 14,518       748,403
         Lincare Holdings, Inc.*.................. 29,092     1,219,246
         Manor Care, Inc.......................... 12,838       510,567
         Omnicare, Inc............................ 34,252     1,959,899
         Triad Hospitals, Inc.*...................  8,315       326,198
         VCA Antech, Inc.*........................ 32,692       923,065
                                                          -------------
                                                              8,408,691
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.1%
         Bob Evans Farms, Inc..................... 36,569       843,281
         Darden Restaurants, Inc.................. 31,114     1,209,712

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE - CONTINUED
         GTECH Holdings Corp...................... 35,776 $   1,135,530
         International Speedway Corp. - Class A... 24,686     1,182,460
                                                          -------------
                                                              4,370,983
                                                          -------------
         HOUSEHOLD DURABLES - 1.3%
         Mohawk Industries, Inc.*................. 18,867     1,641,052
         Ryland Group, Inc. (The)................. 10,750       775,397
         Tupperware Corp.......................... 15,108       338,419
                                                          -------------
                                                              2,754,868
                                                          -------------
         HOUSEHOLD PRODUCTS - 0.6%
         American Greetings Corp. - Class A....... 26,403       580,074
         Church & Dwight Co., Inc................. 18,655       616,175
                                                          -------------
                                                              1,196,249
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 0.8%
         Crane Co................................. 12,724       448,776
         Teleflex, Inc............................ 16,895     1,097,837
                                                          -------------
                                                              1,546,613
                                                          -------------
         INSURANCE - 7.6%
         American Financial Group, Inc............ 28,901     1,107,197
         AmerUs Group Co.......................... 10,375       587,951
         Aon Corp................................. 10,002       359,572
         Everest Re Group, Ltd.................... 19,681     1,974,988
         Fidelity National Financial, Inc......... 25,401       934,503
         Fidelity National Title Group, Inc.......  3,549        86,418
         First American Corp...................... 29,859     1,352,613
         HCC Insurance Holdings, Inc.............. 53,696     1,593,697
         MGIC Investment Corp..................... 15,928     1,048,381
         Ohio Casualty Corp....................... 32,286       914,340
         Old Republic International Corp.......... 33,525       880,367
         PMI Group, Inc........................... 26,786     1,100,101
         Radian Group, Inc........................ 34,461     2,019,070
         W.R. Berkley Corp........................ 34,881     1,661,033
                                                          -------------
                                                             15,620,231
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.4%
         McAfee, Inc.*............................ 30,226       820,031
                                                          -------------
         IT CONSULTING & SERVICES - 1.0%
         Cognizant Technology Solutions
           Corp. - Class A*....................... 13,425       675,949
         Computer Sciences Corp.*.................  9,982       505,488
         DST Systems, Inc.*....................... 13,914       833,588
         Enterasys Networks, Inc.*................    216         2,868
                                                          -------------
                                                              2,017,893
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp........................... 16,350       664,791
                                                          -------------
         MACHINERY - 2.7%
         Cummins, Inc.............................  7,706       691,459
         Eaton Corp...............................  9,235       619,576
         Flowserve Corp.*......................... 17,714       700,766

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         MACHINERY - CONTINUED
         Harsco Corp.............................. 16,098 $   1,086,776
         Oshkosh Truck Corp....................... 24,358     1,086,123
         PACCAR, Inc..............................  9,867       683,093
         Timken Co. (The)......................... 25,345       811,547
                                                          -------------
                                                              5,679,340
                                                          -------------
         MEDIA - 1.4%
         Catalina Marketing Corp.................. 23,173       587,436
         Entercom Communications Corp.*........... 23,993       711,872
         Scholastic Corp.*........................ 35,840     1,021,798
         Univision Communications, Inc. - Class A* 20,126       591,503
                                                          -------------
                                                              2,912,609
                                                          -------------
         METALS & MINING - 3.0%
         Nucor Corp...............................  8,986       599,546
         Peabody Energy Corp...................... 27,392     2,257,649
         Precision Castparts Corp................. 47,599     2,466,104
         Southern Copper Corp.....................  6,559       439,322
         Worthington Industries, Inc.............. 23,734       455,930
                                                          -------------
                                                              6,218,551
                                                          -------------
         OFFICE FURNISHING & SUPPLIES - 0.3%
         HNI Corp.................................  9,525       523,208
                                                          -------------
         OIL & GAS - 10.9%
         ENSCO International, Inc................. 42,433     1,881,904
         Equitable Resources, Inc................. 22,022       807,987
         Forest Oil Corp.*........................ 10,264       467,731
         Grant Prideco, Inc.*..................... 48,739     2,150,365
         Helmerich & Payne, Inc................... 28,122     1,741,033
         MDU Resources Group, Inc................. 55,584     1,819,820
         National Fuel Gas Co..................... 23,851       743,913
         Newfield Exploration Co.*................ 45,830     2,294,708
         Noble Energy, Inc........................ 32,654     1,315,956
         ONEOK, Inc............................... 29,617       788,701
         Patterson-UTI Energy, Inc................ 61,614     2,030,181
         Pioneer Natural Resources Co............. 25,500     1,307,385
         Questar Corp............................. 27,342     2,069,789
         Smith International, Inc................. 15,995       593,574
         Southwestern Energy Co.*................. 40,702     1,462,830
         Tidewater, Inc........................... 23,598     1,049,167
                                                          -------------
                                                             22,525,044
                                                          -------------
         PAPER & FOREST PRODUCTS - 0.4%
         Glatfelter............................... 54,471       772,944
                                                          -------------
         PHARMACEUTICALS - 2.4%
         Barr Pharmaceuticals, Inc.*.............. 37,495     2,335,564
         Endo Pharmaceuticals Holdings, Inc.*..... 29,698       898,661
         King Pharmaceuticals, Inc.*.............. 71,048     1,202,132
         Kos Pharmaceuticals, Inc.*............... 10,519       544,148
                                                          -------------
                                                              4,980,505
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 3.0%
        AMB Property Corp. (REIT).................  15,485 $     761,397
        CBL & Associates Properties, Inc. (REIT)..  13,980       552,350
        Developers Diversified Realty Corp. (REIT)  18,188       855,200
        General Growth Properties, Inc. (REIT)....  27,209     1,278,551
        Highwoods Properties, Inc. (REIT).........  24,493       696,826
        Hospitality Properties Trust (REIT).......  21,559       864,516
        HRPT Properties Trust (REIT)..............  72,735       752,807
        Mack-Cali Realty Corp. (REIT).............  10,283       444,226
                                                           -------------
                                                               6,205,873
                                                           -------------
        RETAIL - MULTILINE - 0.9%
        BJ's Wholesale Club, Inc.*................  35,788     1,057,893
        Dollar Tree Stores, Inc.*.................  34,433       824,326
                                                           -------------
                                                               1,882,219
                                                           -------------
        RETAIL - SPECIALTY - 6.9%
        Abercrombie & Fitch Co. - Class A.........  15,598     1,016,678
        American Eagle Outfitters, Inc............  64,168     1,474,581
        AutoNation, Inc.*.........................  32,673       709,984
        Barnes & Noble, Inc.......................  39,819     1,699,077
        Chico's FAS, Inc.*........................  38,415     1,687,571
        Claire's Stores, Inc......................  57,239     1,672,523
        Foot Locker, Inc..........................  27,756       654,764
        Harman International Industries, Inc......   8,102       792,781
        Michaels Stores, Inc......................  45,224     1,599,573
        Pacific Sunwear of California, Inc.*......  55,517     1,383,484
        Rent-A-Center, Inc.*......................  40,977       772,826
        United Rentals, Inc.*.....................  32,021       748,971
                                                           -------------
                                                              14,212,813
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
        Avnet, Inc.*..............................  26,581       636,349
        Intersil Corp.............................  67,593     1,681,714
        Lam Research Corp.*.......................  51,742     1,846,155
        MEMC Electronic Materials, Inc.*..........  28,752       637,432
        Microchip Technology, Inc.................  21,405       688,171
        Micron Technology, Inc.*..................  83,506     1,111,465
        NVIDIA Corp.*.............................  19,315       706,156
        TriQuint Semiconductor, Inc.*............. 130,329       579,964
                                                           -------------
                                                               7,887,406
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*.........................  67,191       923,204
        Cadence Design Systems, Inc.*.............  64,245     1,087,025
        Transaction Systems
          Architects, Inc. - Class A*.............  22,464       646,739
                                                           -------------
                                                               2,656,968
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Cincinnati Bell, Inc.*.................... 135,025       473,938
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ----------------------------------------------------
              SECURITY                                   VALUE
              DESCRIPTION                      SHARES   (NOTE 2)
              ----------------------------------------------------

              TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
              NII Holdings, Inc.*............. 18,490 $    811,319
              RF Micro Devices, Inc.*......... 91,562      495,350
                                                      ------------
                                                         1,306,669
                                                      ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.8%
              Columbia Sportswear Co.*........ 16,895      806,398
              Polo Ralph Lauren Corp.......... 14,617      820,599
                                                      ------------
                                                         1,626,997
                                                      ------------
              TRANSPORTATION - 1.1%
              C.H. Robinson Worldwide, Inc.... 14,754      546,340
              GATX Corp....................... 18,973      684,546
              Overseas Shipholding Group, Inc. 11,636      586,338
              YRC Worldwide, Inc.*............ 10,811      482,279
                                                      ------------
                                                         2,299,503
                                                      ------------
              Total Common Stocks
              (Cost $177,481,168)                      202,643,554
                                                      ------------

     ---------------------------------------------------------------------
     SECURITY                                        PAR        VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.4%
     U.S. GOVERNMENT & AGENCY OBLIGATION - 0.1%
     United States Treasury Bill
       3.800%, due 03/16/06(a)................... $  200,000 $    198,438
                                                             ------------
     REPURCHASE AGREEMENT - 2.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to be
       repurchased at $4,704,045 on 01/03/06
       collateralized by $3,450,000 U.S. Treasury
       Bond at 8.125% due 08/15/19 with a
       value of $4,799,813.......................  4,703,000    4,703,000
                                                             ------------
     Total Short-Term Investments
     (Cost $4,901,438)                                          4,901,438
                                                             ------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $182,382,606)                                      207,544,992

     Other Assets and Liabilities (Net) - (0.3)%                 (597,475)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $206,947,517
                                                             ============

* Non-income producing security.

(a) Zero Coupon Bond - Interest rate represents current yield to maturity.

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.7%
        AEROSPACE & DEFENSE - 1.1%
        Boeing Co. (The)..........................   8,900 $     625,136
        Rockwell Automation, Inc..................  32,300     1,910,868
        United Technologies Corp..................  31,000     1,733,210
                                                           -------------
                                                               4,269,214
                                                           -------------
        AIRLINES - 0.4%
        AirTran Holdings, Inc.*...................  70,500     1,130,115
        Continental Airlines, Inc. - Class B*.....  12,000       255,600
        JetBlue Airways Corp.*....................   4,200        64,596
                                                           -------------
                                                               1,450,311
                                                           -------------
        AUTO COMPONENTS - 0.8%
        Johnson Controls, Inc.....................  38,800     2,828,908
                                                           -------------
        AUTOMOBILES - 1.2%
        Monaco Coach Corp.........................  52,994       704,820
        Toyota Motor Corp. (ADR)..................  37,800     3,954,636
                                                           -------------
                                                               4,659,456
                                                           -------------
        BANKS - 9.6%
        Bank of America Corp...................... 241,400    11,140,610
        Cathay General Bancorp....................  18,500       664,890
        East West Bancorp., Inc...................  69,748     2,545,105
        Hudson City Bancorp, Inc..................  96,500     1,169,580
        Mitsubishi UFJ Financial Group, Inc. (ADR) 129,600     1,774,224
        Northern Trust Corp.......................  89,300     4,627,526
        U.S. Bancorp..............................  48,600     1,452,654
        UCBH Holdings, Inc........................  83,507     1,493,105
        UnionBanCal Corp..........................  26,100     1,793,592
        Wachovia Corp............................. 120,948     6,393,311
        Wells Fargo & Co..........................  46,350     2,912,170
                                                           -------------
                                                              35,966,767
                                                           -------------
        BEVERAGES - 0.9%
        Coca-Cola Co..............................  68,500     2,761,235
        Diageo Plc (ADR)..........................  10,300       600,490
                                                           -------------
                                                               3,361,725
                                                           -------------
        BIOTECHNOLOGY - 0.7%
        Biogen Idec, Inc.*........................  38,900     1,763,337
        Invitrogen Corp.*.........................  11,730       781,687
                                                           -------------
                                                               2,545,024
                                                           -------------
        CHEMICALS - 2.3%
        Airgas, Inc...............................  16,500       542,850
        Bayer AG (ADR)............................  40,200     1,678,752
        Chemtura Corp.............................  25,500       323,850
        FMC Corp.*................................  57,701     3,067,962
        Praxair, Inc..............................  26,900     1,424,624
        Sigma-Aldrich Corp........................  24,793     1,569,149
                                                           -------------
                                                               8,607,187
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.8%
      Automatic Data Processing, Inc................  32,500 $   1,491,425
      Brink's Co. (The).............................   6,900       330,579
      First Data Corp...............................  23,900     1,027,939
      Service Corporation International.............  17,200       140,696
                                                             -------------
                                                                 2,990,639
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 0.6%
      Cisco Systems, Inc.*..........................  85,800     1,468,896
      Motorola, Inc.................................  16,800       379,512
      Nortel Networks Corp.*........................ 125,200       383,112
                                                             -------------
                                                                 2,231,520
                                                             -------------
      COMPUTERS & PERIPHERALS - 2.3%
      EMC Corp.*....................................  34,000       463,080
      Hewlett-Packard Co............................ 150,800     4,317,404
      NCR Corp.*....................................  57,900     1,965,126
      Sun Microsystems, Inc.*....................... 377,400     1,581,306
      Symbol Technologies, Inc......................  22,200       284,604
                                                             -------------
                                                                 8,611,520
                                                             -------------
      CONTAINERS & PACKAGING - 0.4%
      Ball Corp.....................................  35,900     1,425,948
                                                             -------------
      ELECTRIC UTILITIES - 0.8%
      Edison International..........................  21,900       955,059
      Exelon Corp...................................  18,700       993,718
      Public Service Enterprise Group, Inc..........  13,200       857,604
                                                             -------------
                                                                 2,806,381
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.4%
      Directed Electronics, Inc.*...................   9,200       132,020
      Matsushita Electric Industrial Co., Ltd. (ADR)  76,900     1,490,322
                                                             -------------
                                                                 1,622,342
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Arrow Electronics, Inc.*......................  33,200     1,063,396
                                                             -------------
      FINANCIAL - DIVERSIFIED - 16.4%
      American Capital Strategies, Ltd..............  50,133     1,815,316
      Ameriprise Financial, Inc.....................  13,300       545,300
      CapitalSource, Inc.*..........................  59,200     1,326,080
      Citigroup, Inc................................ 308,200    14,956,946
      Federal Home Loan Mortgage Corp............... 102,300     6,685,305
      Federal National Mortgage Assoc............... 110,376     5,387,453
      Golden West Financial Corp....................  76,600     5,055,600
      Investors Financial Services Corp.............  28,444     1,047,592
      Janus Capital Group, Inc......................  26,600       495,558
      Lehman Brothers Holdings, Inc.................  11,500     1,473,955
      Marsh & McLennan Cos., Inc....................  28,300       898,808
      Merrill Lynch & Co., Inc...................... 106,600     7,220,018
      Nomura Holdings, Inc. (ADR)...................  74,300     1,428,046
      Nuveen Investments - Class A..................  45,700     1,947,734
      SLM Corp...................................... 117,400     6,467,566
      State Street Corp.............................  78,300     4,340,952
                                                             -------------
                                                                61,092,229
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.3%
        CVS Corp.................................  28,600 $     755,612
        Walgreen Co..............................  10,800       478,008
                                                          -------------
                                                              1,233,620
                                                          -------------
        FOOD PRODUCTS - 1.1%
        Nestle SA (ADR)..........................  40,600     3,026,730
        Sara Lee Corp............................  59,900     1,132,110
                                                          -------------
                                                              4,158,840
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
        Becton, Dickinson & Co...................  52,500     3,154,200
        IMS Health, Inc..........................  11,900       296,548
        Johnson & Johnson........................   6,700       402,670
        Varian, Inc.*............................  20,300       807,737
                                                          -------------
                                                              4,661,155
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Aetna, Inc...............................   8,300       782,773
        Cardinal Health, Inc.....................  53,800     3,698,750
        Health Net, Inc.*........................  13,000       670,150
        UnitedHealth Group, Inc..................  26,100     1,621,854
                                                          -------------
                                                              6,773,527
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        McDonald's Corp..........................  30,500     1,028,460
        Royal Caribbean Cruises, Ltd.............  45,600     2,054,736
        Starwood Hotels & Resorts Worldwide, Inc.   8,800       561,968
        Wynn Resorts Ltd.*.......................  24,100     1,321,885
                                                          -------------
                                                              4,967,049
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 2.8%
        3M Co....................................  19,200     1,488,000
        Crane Co.................................  16,000       564,320
        Eaton Corp...............................  24,100     1,616,869
        General Electric Co...................... 195,150     6,840,008
                                                          -------------
                                                             10,509,197
                                                          -------------
        INSURANCE - 7.3%
        Allstate Corp. (The).....................  36,100     1,951,927
        American International Group, Inc........ 218,300    14,894,609
        Aspen Insurance Holdings, Ltd............  20,800       492,336
        Genworth Financial, Inc. - Class A.......   9,130       315,715
        Hartford Financial Services Group, Inc...  38,600     3,315,354
        Manulife Financial Corp..................   7,900       464,520
        Prudential Financial, Inc................  50,100     3,666,819
        RenaissanceRe Holdings Ltd...............   9,700       427,867
        Swiss Reinsurance........................   8,174       597,999
        XL Capital, Ltd. - Class A...............  18,500     1,246,530
                                                          -------------
                                                             27,373,676
                                                          -------------
        MACHINERY - 0.3%
        Illinois Tool Works, Inc.................  13,900     1,223,061
                                                          -------------
        MEDIA - 3.4%
        aQuantive, Inc.*.........................   6,000       151,440
        Gannett Co., Inc.........................  62,300     3,773,511

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        New York Times Co.- Class A.............. 133,000 $   3,517,850
        News Corp. - Class B..................... 111,800     1,856,998
        Omnicom Group, Inc.......................  20,600     1,753,678
        Walt Disney Co. (The)....................  66,200     1,586,814
                                                          -------------
                                                             12,640,291
                                                          -------------
        METALS & MINING - 2.4%
        Alcoa, Inc...............................  29,900       884,143
        Mittal Steel Co. NV- Class A.............   7,400       194,842
        Newmont Mining Corp......................  68,700     3,668,580
        Peabody Energy Corp......................  30,400     2,505,568
        United States Steel Corp.................  34,086     1,638,514
                                                          -------------
                                                              8,891,647
                                                          -------------
        OIL & GAS - 6.4%
        Amerada Hess Corp........................  38,400     4,869,888
        Canadian Natural Resources, Ltd..........  70,400     3,493,248
        Canadian Natural Resources, Ltd. (CAD)...  27,100     1,339,485
        Exxon Mobil Corp......................... 175,110     9,835,929
        Talisman Energy Inc......................  16,300       861,944
        Talisman Energy, Inc. (CAD)..............   5,900       311,712
        Total S.A. (ADR).........................  25,100     3,172,640
                                                          -------------
                                                             23,884,846
                                                          -------------
        PERSONAL PRODUCTS - 0.5%
        Alberto-Culver Co........................  19,800       905,850
        Avon Products, Inc.......................  37,400     1,067,770
                                                          -------------
                                                              1,973,620
                                                          -------------
        PHARMACEUTICALS - 5.7%
        Amylin Pharmaceuticals, Inc.*............  23,800       950,096
        Eli Lilly & Co...........................   5,900       333,881
        Hospira, Inc.*...........................  56,300     2,408,514
        Merck & Co., Inc.........................  44,600     1,418,726
        Pfizer, Inc.............................. 233,230     5,438,923
        Roche Holding AG (ADR)...................  24,300     1,818,882
        Wyeth.................................... 193,800     8,928,366
                                                          -------------
                                                             21,297,388
                                                          -------------
        REAL ESTATE - 3.9%
        Brookdale Senior Living Inc..............   3,000        89,430
        Equity Lifestyle Properties, Inc. (REIT).  21,700       965,650
        Equity Residential (REIT)................  14,600       571,152
        General Growth Properties, Inc. (REIT)... 255,204    11,992,036
        Mitsui Fudosan Co., Ltd..................  13,000       264,125
        United Dominion Realty Trust, Inc. (REIT)  24,900       583,656
                                                          -------------
                                                             14,466,049
                                                          -------------
        RETAIL - MULTILINE - 4.2%
        Dollar General Corp......................  83,500     1,592,345
        Wal-Mart Stores, Inc..................... 297,800    13,937,040
                                                          -------------
                                                             15,529,385
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        RETAIL - SPECIALTY - 1.3%
        Abercrombie & Fitch Co. - Class A.....    22,200  $   1,446,996
        Home Depot, Inc. (The)................    62,270      2,520,690
        Staples, Inc..........................    29,100        660,861
        Under Armour, Inc. - Class A*.........     9,200        352,452
                                                          -------------
                                                              4,980,999
                                                          -------------
        ROAD & RAIL - 3.4%
        Burlington Northern Santa Fe Corp.....    82,700      5,856,814
        Canadian National Railway Co..........     9,800        783,902
        Canadian Natl Ry Co. (CAD)............     6,000        479,300
        Laidlaw International, Inc............    40,900        950,107
        Norfolk Southern Corp.................   102,980      4,616,594
                                                          -------------
                                                             12,686,717
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.2%
        Analog Devices, Inc...................    29,140      1,045,252
        Applied Materials, Inc................    76,800      1,377,792
        Avnet, Inc.*..........................   109,700      2,626,218
        FormFactor, Inc.*.....................    16,900        412,867
        Intel Corp............................   366,300      9,142,848
        KLA-Tencor Corp.......................    68,400      3,374,172
        Lam Research Corp.*...................    39,500      1,409,360
        MKS Instruments, Inc.*................   109,396      1,957,094
        National Semiconductor Corp...........    57,600      1,496,448
        Semtech Corp.*........................    14,700        268,422
                                                          -------------
                                                             23,110,473
                                                          -------------

        SOFTWARE - 0.7%
        Microsoft Corp........................    95,660      2,501,509
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
        ALLTEL Corp...........................    23,200      1,463,920
        AT&T, Inc.*...........................   113,400      2,777,166
        BellSouth Corp........................    96,400      2,612,440
        Qwest Communications International,
          Inc.*...............................   225,800      1,275,770
        Sprint Nextel Corp....................    80,700      1,885,152
        Verizon Communications, Inc...........    72,700      2,189,724
                                                          -------------
                                                             12,204,172
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.....................    56,800      4,244,096
                                                          -------------
        Total Common Stocks
        (Cost $345,323,880)                                 364,843,884
                                                          -------------

        CONVERTIBLE BONDS - 0.3%
        AIRLINES - 0.2%
        AirTran Holdings, Inc. 7.000% due
          07/01/23............................  $100,000        161,125
        America West Airlines, Inc. 7.500% due
          01/18/09............................   270,000        344,925
        Continental Airlines, Inc. 4.500%, due
          02/01/07............................   290,000        271,875
                                                          -------------
                                                                777,925
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
     ASM International NV 4.250% due
       12/06/11(a).............................. $  180,000 $     173,925
                                                            -------------
     SOFTWARE - 0.0%
     SafeNet, Inc. (144A) 2.500% due
       12/15/10(a)..............................     60,000        59,775
                                                            -------------
     Total Convertible Bonds
     (Cost $883,900)                                            1,011,625
                                                            -------------

     PREFERRED STOCK - 0.1%
     ELECTRIC - 0.1%
     Entergy Corp. 7.625%, due 02/17/09.........      9,400       467,650
                                                            -------------
     INSURANCE - 0.0%
     Platinum Underwriters Holdings, Series A
       6.000%, due 02/15/09.....................      2,000        62,020
                                                            -------------
     Total Preferred Stock
     (Cost $531,980)                                              529,670
                                                            -------------
     SHORT-TERM INVESTMENT - 2.0%
     State Street Bank & Trust Co., Repurchased
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,350,286 on
       01/03/06 collateralized by 5,390,000 U.S.
       Treasury Bond at 8.125% due 08/15/19
       with a value of $7,498,838
       (Cost - $7,348,000)......................  7,348,000     7,348,000
                                                            -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $354,087,761)                                      373,733,179

     Other Assets and Liabilities (net) - (0.1)%                 (192,052)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 373,541,127
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 0.01% of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 95.8%
      ADVERTISING - 2.2%
      Advanstar Communications, Inc. 10.750%,
        due 08/15/10............................ $   125,000 $    137,656
       Series B 12.000%, due 02/15/11...........     250,000      264,063
      Advanstar, Inc., Series B 0.000%/ 15.000%,
        due 10/15/11(a).........................     175,000      183,969
      CDRV Investors, Inc. 0.000%/ 9.625%,
        due 01/01/15(a).........................     725,000      447,687
      Lamar Media Corp. 7.250%,
        due 01/01/13............................     175,000      182,438
      Vertis, Inc., Series B 10.875%,
        due 06/15/09............................     175,000      173,250
      WDAC Subsidiary Corp. 8.375%,
        due 12/01/14 (144A)(b)..................     475,000      462,531
                                                             ------------
                                                                1,851,594
                                                             ------------
      AEROSPACE & DEFENSE - 1.0%
      Alliant Techsystems, Inc. 8.500%,
        due 05/15/11............................     275,000      290,125
      Argo-Tech Corp. 9.250%, due 06/01/11......     150,000      154,500
      K&F Acquisition, Inc. 7.750%,
        due 11/15/14............................     125,000      126,875
      TransDigm, Inc. 8.375%, due 07/15/11......     225,000      237,937
                                                             ------------
                                                                  809,437
                                                             ------------
      AGRICULTURE - 0.5%
      Eurofresh, Inc. 11.500%,
        due 01/15/13 (144A)(b)..................     275,000      277,063
      Hines Nurseries, Inc. 10.250%,
        due 10/01/11............................     175,000      172,375
                                                             ------------
                                                                  449,438
                                                             ------------
      APPAREL & TEXTILES - 0.2%
      Phillips-Van Heusen Corp. 8.125%,
        due 05/01/13............................     150,000      159,000
                                                             ------------
      AUTO COMPONENTS - 2.4%
      Advanced Accessory Systems LLC 10.750%,
        due 06/15/11............................     225,000      182,250
      American Tire Distributors Holdings, Inc.
        10.750%, due 04/01/13...................     150,000      136,500
      Rexnord Corp. 10.125%, due 12/15/12.......     200,000      216,000
      Stanadyne Corp., Series 1 10.000%,
        due 08/15/14............................     250,000      241,250
      Stanadyne Holdings, Inc. 0.000%/ 12.000%,
        due 02/15/15(a).........................     125,000       63,750
      Stoneridge, Inc. 11.500%, due 05/01/12....     250,000      255,625
      Tenneco Automotive, Inc. 8.625%,
        due 11/15/14............................     250,000      237,500
      TRW Automotive, Inc.
        9.375%, due 02/15/13....................      75,000       81,562
       11.000%, due 02/15/13....................     310,000      349,525

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     United Components, Inc. 9.375%,
       due 06/15/13.............................. $   225,000 $    225,000
                                                              ------------
                                                                 1,988,962
                                                              ------------
     AUTOMOBILES - 1.4%
     Cooper-Standard Automotive, Inc. 8.375%,
       due 12/15/14..............................     350,000      267,750
     Ford Motor Co. 7.450%, due 07/16/31.........     775,000      530,875
     General Motors Corp.
       7.125%, due 07/15/13......................     275,000      182,875
      8.375%, due 07/15/33.......................     250,000      166,250
                                                              ------------
                                                                 1,147,750
                                                              ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08..............................     150,000      157,125
     Cott Beverages USA, Inc. 8.000%,
       due 12/15/11..............................     250,000      257,500
                                                              ------------
                                                                   414,625
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Bio-Rad Laboratories, Inc. 6.125%,
       due 12/15/14..............................     225,000      223,313
                                                              ------------
     BUILDING MATERIALS - 2.1%
     Associated Materials, Inc.
       9.750%, due 04/15/12......................     125,000      121,250
      0.000%/11.250%, due 03/01/14(a)............     150,000       74,250
     Builders FirstSource, Inc. 8.590%,
       due 02/15/12(c)...........................     225,000      230,062
     Goodman Global Holding Co., Inc.
       7.491%, due 06/15/12 (144A)(b)(c).........     100,000       99,500
      7.875%, due 12/15/12 (144A)(b).............     300,000      280,500
     HydroChem Industrial Services, Inc.
       9.250%, due 02/15/13 (144A)(b)............     225,000      217,125
     Nortek, Inc. 8.500%, due 09/01/14...........     100,000       97,000
     NTK Holdings, Inc. 0.000%/ 10.750%,
       due 03/01/14(a)...........................     250,000      157,500
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)...........     175,000      169,313
     Ply Gem Industries, Inc. 9.000%,
       due 02/15/12..............................     100,000       89,250
     Texas Industries, Inc. 7.250%,
       due 07/15/13 (144A)(b)....................      50,000       52,125
     U.S. Concrete, Inc. 8.375%, due
       04/01/14..................................     200,000      200,500
                                                              ------------
                                                                 1,788,375
                                                              ------------
     BUSINESS SERVICES - 0.1%
     Lamar Media Corp. 6.625%, due
       08/15/15..................................     100,000      100,875
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - 3.9%
       Aventine Renewable Energy Holdings, Inc.
         10.491%, due 12/15/11
         (144A)(b)(c).......................... $   150,000 $    156,000
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%,
         due 07/15/14 (144A)(b)................     325,000      323,375
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/ 10.500%, due 10/01/14(a)......     600,000      439,500
       Equistar Chemicals LP 8.750%,
         due 02/15/09..........................     125,000      132,187
       Equistar Chemicals LP/Equistar Funding
         Corp. 10.125%, due 09/01/08...........     250,000      272,500
       Huntsman International LLC 10.125%,
         due 07/01/09..........................     258,000      267,675
       Lyondell Chemical Co.
         9.500%, due 12/15/08..................     162,000      170,505
        10.875%, due 05/01/09..................     250,000      260,937
        10.500%, due 06/01/13..................      50,000       57,063
       Series A9.625%, due 05/01/07............      75,000       78,656
       Nalco Co. 8.875%, due 11/15/13..........     275,000      289,437
       Polypore, Inc. 8.750%, due 05/15/12.....     250,000      221,250
       PQ Corp. 7.500%,
         due 02/15/13 (144A)(b)................     125,000      116,875
       UAP Holding Corp. 0.000%/ 10.750%,
         due 07/15/12(a).......................     300,000      261,375
       Union Carbide Chemicals & Plastics Co.,
         Inc. 7.875%, due 04/01/23.............     175,000      194,852
       Union Carbide Corp. 7.500%,
         due 06/01/25..........................      50,000       54,577
                                                            ------------
                                                               3,296,764
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 1.7%
       Brand Services, Inc. 12.000%,
         due 10/15/12..........................     325,000      342,875
       Brickman Group, Ltd., Series B 11.750%,
         due 12/15/09..........................     175,000      194,688
       Hertz Corp.
         8.875%, due 01/01/14 (144A)(b)........     175,000      179,156
        10.500%, due 01/01/16 (144A)(b)........     300,000      310,500
       Insurance Auto Auctions, Inc. 11.000%,
         due 04/01/13(b).......................     250,000      263,974
       NationsRent, Inc. 9.500%, due 10/15/10..     150,000      164,250
                                                            ------------
                                                               1,455,443
                                                            ------------
       COMPUTERS & PERIPHERALS - 1.2%
       Activant Solutions, Inc.
         10.054%, due 04/01/10(b)(c)...........     125,000      129,531
        10.500%, due 06/15/11..................     250,000      275,000
       Seagate Technology HDD Holdings 8.000%,
         due 05/15/09..........................     225,000      237,375

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       SMART Modular Technologies, Inc.
         9.554%, due 04/01/12(c)................ $   250,000 $    262,500
       Unisys Corp. 6.875%, due 03/15/10........     125,000      116,250
                                                             ------------
                                                                1,020,656
                                                             ------------
       CONTAINERS & PACKAGING - 3.2%
       Berry Plastics Corp. 10.750%,
         due 07/15/12...........................     325,000      351,000
       Crown Americas, LLC 7.750%,
         due 11/15/15 (144A)(b).................     175,000      182,000
       Graham Packaging Co. 8.500%,
         due 10/15/12...........................     150,000      148,500
       Graphic Packaging International Corp.
         9.500%, due 08/15/13...................     375,000      360,000
       Greif, Inc. 8.875%, due 08/01/12.........     250,000      267,500
       Jefferson Smurfit Corp. 8.250%,
         due 10/01/12...........................     300,000      289,500
       Owens-Brockway Glass Container, Inc.
         8.875%, due 02/15/09...................     250,000      262,187
        7.750%, due 05/15/11....................     150,000      157,313
        8.250%, due 05/15/13....................     100,000      103,750
       Owens-Illinois, Inc. 8.100%,
         due 05/15/07...........................     350,000      359,625
       Plastipak Holdings, Inc. 8.500%,
         due 12/15/15 (144A)(b).................     125,000      126,875
       Pliant Corp. 13.000%, due 06/01/10(d)....      50,000       10,000
       Russell-Stanley Holdings, Inc. 9.000%,
         due 11/30/08 (144A)(b)(e)(f)(g)........      18,258        8,545
       Smurfit-Stone Container Enterprises, Inc.
         9.750%, due 02/01/11...................      75,000       76,125
                                                             ------------
                                                                2,702,920
                                                             ------------
       ELECTRIC UTILITIES - 4.5%
       CMS Energy Corp. 7.500%, due
         01/15/09...............................     200,000      207,000
       Edison Mission Energy 9.875%,
         due 04/15/11...........................     550,000      644,187
       FPL Energy National Wind 6.125%,
         due 03/25/19 (144A)(b).................     121,738      119,382
       Inergy LP/Inergy Finance Corp. 6.875%,
         due 12/15/14...........................     275,000      251,625
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(b).................     225,000      228,656
       Nevada Power Co.
         9.000%, due 08/15/13...................     260,000      287,627
        5.875%, due 01/15/15....................      50,000       49,866
       Series I6.500%, due 04/15/12.............     300,000      309,000
       NorthWestern Corp. 5.875%,
         due 11/01/14...........................      75,000       75,516
       PSEG Energy Holdings LLC 10.000%,
         due 10/01/09...........................     250,000      276,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ELECTRIC UTILITIES - CONTINUED
        Reliant Energy, Inc.
          9.250%, due 07/15/10................. $    75,000 $     75,375
         9.500%, due 07/15/13..................     325,000      327,438
        Sierra Pacific Resources 6.750%,
          due 08/15/17 (144A)(b)...............     200,000      200,000
        TECO Energy, Inc. 6.750%, due
          05/01/15.............................      75,000       78,000
        Texas Genco LLC/Texas Genco Financing
          Corp. 6.875%, due 12/15/14
          (144A)(b)............................     425,000      462,188
        VeraSun Energy 9.875%,
          due 12/15/12 (144A)(b)...............     175,000      178,500
                                                            ------------
                                                               3,770,610
                                                            ------------
        ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
        Coleman Cable, Inc. 9.875%,
          due 10/01/12.........................     175,000      142,625
        Superior Essex Communications LLC/Essex
          Group, Inc. 9.000%, due 04/15/12.....     300,000      297,000
                                                            ------------
                                                                 439,625
                                                            ------------
        ELECTRONICS - 0.7%
        L-3 Communications Corp.
          6.125%, due 01/15/14.................     425,000      422,875
         6.375%, due 10/15/15 (144A)(b)........     200,000      200,500
                                                            ------------
                                                                 623,375
                                                            ------------
        ENERGY - 0.3%
        NRG Energy, Inc. 8.000%, due 12/15/13..     237,000      265,440
                                                            ------------
        ENTERTAINMENT & LEISURE - 3.3%
        AMC Entertainment, Inc. 9.875%,
          due 02/01/12.........................     325,000      320,125
        Cinemark USA, Inc. 9.000%, due
          02/01/13.............................     150,000      159,375
        Cinemark, Inc. 0.000%/ 9.750%,
          due 03/15/14(a)......................     525,000      391,125
        Gaylord Entertainment Co. 6.750%,
          due 11/15/15.........................     275,000      270,875
        Herbst Gaming, Inc. 7.000%,
          due 11/15/14.........................     175,000      175,000
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14.................     325,000      329,875
        Mohegan Tribal Gaming Authority 8.000%,
          due 04/01/12.........................     175,000      185,063
        Penn National Gaming, Inc. 6.750%,
          due 03/01/15.........................     250,000      246,875
        Tunica-Biloxi Gaming Authority 9.000%,
          due 11/15/15 (144A)(b)...............     150,000      150,750
        Universal City Development Partners
          11.750%, due 04/01/10................     425,000      478,656
        Universal City Florida Holdings UCD
          9.000%, due 05/01/10(c)..............      75,000       75,750
                                                            ------------
                                                               2,783,469
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.2%
      Aleris International, Inc. 9.000%,
        due 11/15/14............................ $   100,000 $    103,500
      Allied Waste North America, Inc., Series B
        8.875%, due 04/01/08....................     450,000      477,000
      Clean Harbors, Inc. 11.250%,
        due 07/15/12............................     200,000      226,000
      IMCO Recycling, Inc. 10.375%,
        due 10/15/10............................     225,000      246,937
                                                             ------------
                                                                1,053,437
                                                             ------------
      FINANCIAL - DIVERSIFIED - 5.2%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(a)................     300,000      218,250
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%,
        due 02/15/13 (144A)(b)..................     300,000      301,500
      AMR HoldCo, Inc./EmCare HoldCo, Inc.
        10.000%, due 02/15/15 (144A)(b).........     100,000      107,250
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14............................     179,000      200,033
      Galaxy Entertainment Finance Co. Ltd.
        9.875%, due 12/15/12 (144A)(b)..........     275,000      280,500
      General Motors Acceptance Corp.
       6.875%, due 09/15/11.....................     550,000      502,142
       8.000%, due 11/01/31.....................     700,000      672,293
      Global Cash Access LLC/Global Cash Finance
        Corp. 8.750%, due 03/15/12..............     179,000      191,306
      JSG Funding PLC 9.625%, due 10/01/12......     250,000      251,250
      Nalco Finance Holdings LLC 0.000%/
        9.000%, due 02/01/14(a).................     216,000      163,080
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(b)...............................     275,000      273,625
      NSP Holdings/NSP Holdings Capital Corp.
        11.750%, due 01/01/12(f)................     184,938      193,260
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13............................     250,000      222,500
      UGS Corp. 10.000%, due 06/01/12...........     225,000      246,375
      Vanguard Health Holdings II 9.000%,
        due 10/01/14............................     250,000      266,875
      Visant Corp. 7.625%, due 10/01/12.........     250,000      252,500
                                                             ------------
                                                                4,342,739
                                                             ------------
      FOOD & DRUG RETAILING - 1.0%
      American Seafood Group LLC 10.125%,
        due 04/15/10............................     275,000      289,781
      ASG Consolidated LLC/ASG Finance, Inc.
        0.000%/ 11.500%, due 11/01/11(a)........     550,000      440,000
      Swift & Co. 12.500%, due 01/01/10.........     125,000      132,188
                                                             ------------
                                                                  861,969
                                                             ------------
      FOOD PRODUCTS - 3.6%
      B&G Foods, Inc. 8.000%, due 10/01/11......     225,000      230,625

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - CONTINUED
     Birds Eye Foods, Inc. 11.875%,
       due 11/01/08............................... $    63,000 $     64,575
     Del Monte Corp. 6.750%, due 02/15/15.........     425,000      416,500
     Doane Pet Care Co. 10.625%,
       due 11/15/15 (144A)(b).....................     175,000      183,313
     Dole Foods Co., Inc. 8.625%,
       due 05/01/09...............................     200,000      206,000
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08...............................     125,000       95,000
     Michael Foods, Inc. 8.000%,
       due 11/15/13...............................     325,000      334,750
     National Beef Packing Co./NB Finance Corp.
       LLC 10.500%, due 08/01/11..................     200,000      208,000
     Pierre Foods, Inc. 9.875%,
       due 07/15/12...............................     275,000      280,500
     Pilgrim's Pride Corp.
      9.625%, due 09/15/11........................     100,000      107,000
      9.250%, due 11/15/13........................     175,000      187,687
     Smithfield Foods, Inc., Series B
      8.000%, due 10/15/09........................     250,000      265,000
      7.750%, due 05/15/13........................     325,000      345,312
     Swift & Co. 10.125%, due 10/01/09............     100,000      103,750
                                                               ------------
                                                                  3,028,012
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 3.9%
     Accellent, Inc. 10.500%, due 12/01/13
       (144A)(b)..................................     225,000      231,750
     AmeriPath, Inc. 10.500%, due 04/01/13........     400,000      426,000
     Concentra Operating Corp. 9.500%,
       due 08/15/10...............................     225,000      234,000
     HCA, Inc.
       8.750%, due 09/01/10.......................     375,000      416,624
      6.750%, due 07/15/13........................     300,000      310,826
      6.375%, due 01/15/15........................     400,000      406,334
      7.500%, due 11/06/33........................     275,000      285,317
     National Mentor, Inc. 9.625%,
       due 12/01/12...............................     250,000      262,500
     Omnicare, Inc. 6.875%, due 12/15/15..........     150,000      153,000
     Psychiatric Solutions, Inc. 7.750%,
       due 07/15/15...............................     275,000      285,312
     Tenet Healthcare Corp. 9.875%,
       due 07/01/14...............................     250,000      254,375
                                                               ------------
                                                                  3,266,038
                                                               ------------
     HEALTHCARE EQUIPMENT & SERVICES - 1.4%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15 (144A)(b).....................     475,000      477,375
     Leiner Health Products, Inc. 11.000%,
       due 06/01/12...............................     150,000      141,750
     Safety Products Holdings, Inc. 11.750%,
       due 01/01/12 (144A)(b)(f)..................      75,000       78,375

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTHCARE EQUIPMENT & SERVICES - CONTINUED
     Sybron Dental Specialties, Inc. 8.125%,
       due 06/15/12.............................. $   150,000 $    158,250
     VWR International, Inc. 8.000%,
       due 04/15/14..............................     150,000      150,000
     WH Holdings Ltd./WH Capital Corp.
       9.500%, due 04/01/11......................     190,000      206,150
                                                              ------------
                                                                 1,211,900
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     155 East Tropicana LLC/155 East Tropicana
       Finance Corp. 8.750%, due 04/01/12........     225,000      217,688
     Boyd Gaming Corp.
      8.750%, due 04/15/12.......................     100,000      107,750
      7.750%, due 12/15/12.......................     175,000      184,188
     Caesars Entertainment, Inc. 8.125%,
       due 05/15/11..............................     300,000      332,625
     Domino's, Inc. 8.250%, due 07/01/11.........     128,000      134,400
     HMH Properties, Inc., Series B 7.875%,
       due 08/01/08..............................      28,000       28,455
     Interline Brands, Inc. 11.500%,
       due 05/15/11..............................     146,000      163,520
     Intrawest Corp. 7.500%, due 10/15/13........     275,000      279,812
     Kerzner International, Ltd. 6.750%,
       due 10/01/15 (144A)(b)....................     300,000      293,250
     Landry's Restaurants, Inc., Series B 7.500%,
       due 12/15/14..............................     225,000      211,500
     Majestic Star Casino LLC/ Majestic Star
       Casino Capital Corp. II 9.750%, due
       01/15/11 (144A)(b)........................     100,000      101,250
     Mandalay Resort Group
      9.500%, due 08/01/08.......................     125,000      136,094
      9.375%, due 02/15/10.......................      18,000       19,800
      8.500%, due 09/15/10.......................     150,000      163,313
     Series B 10.250%, due 08/01/07..............     550,000      589,187
     MGM MIRAGE, Inc. 9.750%,
       due 06/01/07..............................     500,000      529,375
     MTR Gaming Group, Inc., Series B 9.750%,
       due 04/01/10..............................     225,000      241,312
     Park Place Entertainment Corp. 7.875%,
       due 03/15/10..............................     275,000      297,000
     Royal Caribbean Cruises, Ltd. 8.000%,
       due 05/15/10..............................     175,000      190,945
     San Pasqual Casino 8.000%, due 09/15/13
       (144A)(b).................................     200,000      204,000
     Starwood Hotels & Resorts Worldwide, Inc.
      7.375%, due 05/01/07.......................     350,000      358,750
      7.875%, due 05/01/12.......................     100,000      110,750
     Station Casinos, Inc.
      6.000%, due 04/01/12.......................     125,000      125,313
      6.500%, due 02/01/14.......................     200,000      203,000

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14............... $   225,000 $    219,937
                                                              ------------
                                                                 5,443,214
                                                              ------------
      HOUSEHOLD PRODUCTS - 4.0%
      ALH Finance LLC/ALH Finance Corp.
        8.500%, due 01/15/13.....................     375,000      355,312
      American Achievement Corp. 8.250%,
        due 04/01/12.............................     175,000      178,500
      Ames True Temper, Inc. 10.000%,
        due 07/15/12.............................     300,000      237,000
      Church & Dwight Co., Inc. 6.000%,
        due 12/15/12.............................     250,000      247,500
      Glenoit Corp. 11.000%,
        due 04/15/07(d)(e)(g)(h).................      50,000            0
      Jarden Corp. 9.750%, due 05/01/12..........     225,000      232,875
      Norcraft Cos. LP/Norcraft Finance Corp.
        9.000%, due 11/01/11.....................     150,000      156,000
      Norcraft Holdings LP/Norcraft Capital Corp.
        0.000%/ 9.750%, due 09/01/12(a)..........     425,000      303,875
      Playtex Products, Inc. 9.375%,
        due 06/01/11.............................     325,000      342,063
      Sealy Mattress Co. 8.250%,
        due 06/15/14.............................     175,000      181,125
      Simmons Co.
        7.875%, due 01/15/14.....................     150,000      139,500
       0.000%/10.000%, due 12/15/14
         (144A)(a)(b)............................     275,000      149,875
      Spectrum Brands, Inc.
       8.500%, due 10/01/13......................     100,000       87,750
       7.375%, due 02/01/15......................     400,000      336,000
      Visant Holding Corp. 0.000%/ 10.250%,
        due 12/01/13.............................     550,000      409,750
                                                              ------------
                                                                 3,357,125
                                                              ------------
      INDUSTRIAL - DIVERSIFIED - 2.3%
      Aearo Co. I 8.250%, due 04/15/12...........     325,000      331,500
      Amsted Industries, Inc. 10.250%,
        due 10/15/11 (144A)(b)...................     100,000      107,500
      Da-Lite Screen Co., Inc. 9.500%,
        due 05/15/11.............................     250,000      263,750
      Koppers, Inc. 9.875%, due 10/15/13.........     150,000      163,500
      Neenah Co.
        11.000%, due 09/30/10 (144A)(b)..........     191,000      210,100
       13.000%, due 09/30/13 (144A)(b)...........     159,574      163,563
      Norcross Safety Products LLC/Norcoss
        Capital Co., Series B 9.875%, due
        08/15/11.................................     250,000      258,750
      Reddy Ice Holdings, Inc. 0.0000%/
        10.500%, due 11/01/12
        (144A)(a)(b).............................     325,000      260,000

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - CONTINUED
       Ryerson Tull, Inc. 9.125%,
         due 07/15/06........................... $   150,000 $    152,813
                                                             ------------
                                                                1,911,476
                                                             ------------
       INTERNET & CATALOG RETAIL - 0.2%
       FTD, Inc. 7.750%, due 02/15/14...........     194,000      193,030
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 0.7%
       K2, Inc. 7.375%, due 07/01/14............     175,000      175,000
       Knowledge Learning Center, Inc. 7.750%,
         due 02/01/15 (144A)(b).................     400,000      382,000
                                                             ------------
                                                                  557,000
                                                             ------------
       MACHINERY - 0.4%
       Case New Holland, Inc. 9.250%,
         due 08/01/11...........................     275,000      295,625
       Clark Material Handling Company, Series D
         10.750%, due 11/15/06(d)(g)............     150,000            0
       Columbus McKinnon Corp. 10.000%,
         due 08/01/10...........................      33,000       36,713
                                                             ------------
                                                                  332,338
                                                             ------------
       MEDIA - 9.0%
       CBD Media Holdings LLC 9.250%,
         due 07/15/12...........................     425,000      427,125
       CCH I Holdings LLC 9.920%, due 04/01/14
         (144A)(b)..............................     210,000      120,750
       CCH I LLC 11.000%, due 10/01/15
         (144A)(b)..............................     167,000      141,115
       Charter Communications Holdings II LLC/
         Charter Communications Holdings II
         Capital Corp. 10.250%, due 09/15/10....     500,000      500,000
       CSC Holdings, Inc., Senior Notes 7.875%,
         due 12/15/07...........................     375,000      383,437
       Dex Media East LLC/Dex Media East Finance
         Co. 12.125%, due 11/15/12..............     276,000      324,300
       Dex Media West LLC/Dex Media Finance
         Co., Series B 9.875%, due 08/15/13.....     488,000      544,120
       Dex Media, Inc. 0.000%/9.000%,
         due 11/15/13(a)........................     500,000      400,000
       DirecTV Holdings LLC/DirectTV Financing
         Co. 8.375%, due 03/15/13...............     211,000      227,880
        6.375%, due 06/15/15....................     175,000      171,938
       EchoStar DBS Corp.
         5.750%, due 10/01/08...................     225,000      221,625
        6.375%, due 10/01/11....................     200,000      193,500
        6.625%, due 10/01/14....................     100,000       96,375
       Emmis Communications Corp. 10.366%,
         due 06/15/12(c)........................     125,000      126,094
       Houghton Mifflin Co. 0.000%/ 11.500%,
         due 10/15/13(a)........................     375,000      296,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       IESY Repository GMBH 10.375%,
         due 02/15/15 (144A)(b)................. $   400,000 $    418,000
       Kabel Deutschland GMBH 10.625%,
         due 07/01/14 (144A)(b).................     550,000      581,625
       LIN Television Corp. 6.500%,
         due 05/15/13...........................     275,000      265,031
       LodgeNet Entertainment Corp. 9.500%,
         due 06/15/13...........................     175,000      191,187
       Majestic Star Casino LLC 9.500%,
         due 10/15/10...........................      50,000       52,875
       NBC Aquisition Corp. 0.000%/ 11.000%,
         due 03/15/13(a)........................     175,000      129,938
       Nebraska Book Co., Inc. 8.625%,
         due 03/15/12...........................     200,000      185,000
       PRIMEDIA, Inc. 8.875%, due 05/15/11......     200,000      185,500
       Rainbow National Services LLC 10.375%,
         due 09/01/14 (144A)(b).................     325,000      365,625
       Reader's Digest Association, Inc. 6.500%,
         due 03/01/11...........................     200,000      196,500
       Sinclair Broadcast Group, Inc. 8.750%,
         due 12/15/11...........................     225,000      237,937
       Videotron Ltee 6.375%, due 12/15/15
         (144A)(b)..............................     175,000      174,781
       XM Satellite Radio, Inc. 12.000%,
         due 06/15/10...........................      82,000       92,455
       Yell Finance BV
         10.750%, due 08/01/11..................      97,000      105,245
        0.000%/13.500%, due 08/01/11(a).........     179,000      184,818
                                                             ------------
                                                                7,541,026
                                                             ------------
       METALS & MINING - 1.3%
       Compass Minerals International, Inc.
         0.000%/12.750%, due 12/15/12(a)........     150,000      136,500
       Series B 0.000%/12.000%,
         due 06/01/13(a)........................     275,000      239,250
       Hawk Corp. 8.750%, due 11/01/14..........     200,000      203,000
       Mueller Group, Inc. 10.000%,
         due 05/01/12...........................     175,000      186,812
       Republic Technologies International LLC/
         RTI Capital Corp. 13.750%,
         due 07/15/09(d)(e)(g)..................     150,000            0
       United States Steel Corp. 9.750%,
         due 05/15/10...........................     210,000      229,425
       Valmont Industries, Inc. 6.875%,
         due 05/01/14...........................     100,000      101,250
                                                             ------------
                                                                1,096,237
                                                             ------------
       OFFICE FURNISHING & SUPPLIES - 1.2%
       Danka Business Systems Plc 11.000%,
         due 06/15/10...........................     125,000      106,875

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OFFICE FURNISHING & SUPPLIES - CONTINUED
      Tempur-Pedic, Inc./Tempur Production
        USA, Inc. 10.250%, due 08/15/10.......... $   135,000 $    146,644
      Xerox Corp.
        9.750%, due 01/15/09.....................     450,000      500,062
       7.625%, due 06/15/13......................     225,000      238,500
                                                              ------------
                                                                   992,081
                                                              ------------
      OIL & GAS - 6.2%
      Atlas Pipeline Partners, L.P. 8.125%,
        due 12/15/15 (144A)(b)...................     100,000      101,375
      Chesapeake Energy Corp. 6.875%,
        due 11/15/20 (144A)(b)...................     400,000      407,000
      El Paso Corp.
       6.950%, due 12/15/07......................     175,000      177,844
       6.750%, due 05/15/09......................     225,000      224,437
       8.050%, due 10/15/30......................     150,000      153,750
       7.800%, due 08/01/31......................     275,000      275,687
      El Paso Production Holding Co. 7.750%,
        due 06/01/13.............................     175,000      182,438
      Grant Prideco, Inc. 6.125%, due 08/15/15
        (144A)(b)................................      75,000       75,188
      Holly Energy Partners, L.P. 6.250%,
        due 03/01/15.............................     300,000      292,125
      Lone Star Technologies, Inc., Series B
        9.000%, due 06/01/11.....................      50,000       52,750
      Pacific Energy Partners LP / Pacific Energy
        Finance Corp. 6.250%, due 09/15/15
        (144A)(b)................................     175,000      173,250
      Pacific Energy Partners LP/Pacific Energy
        Finance Corp. 7.125%, due 06/15/14.......     175,000      181,125
      Pogo Producing Co.
        6.625%, due 03/15/15.....................     150,000      147,000
       6.875%, due 10/01/17 (144A)(b)............      75,000       73,500
      PSEG Energy Holdings LLC 8.625%,
        due 02/15/08.............................     200,000      209,000
      Range Resources Corp.
        7.375%, due 07/15/13.....................     200,000      208,000
       6.375%, due 03/15/15......................     125,000      123,125
      SEMCO Energy, Inc. 7.125%, due
        05/15/08.................................     125,000      127,658
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)................................     200,000      205,500
      Swift Energy Co. 9.375%, due 05/01/12......     250,000      270,000
      Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      161,372
       8.375%, due 06/15/32......................     450,000      512,822
      Transcontinental Gas Pipe Line Corp.,
        Series B 8.875%, due 07/15/12............     150,000      172,500
      Williams Companies, Inc.
       7.625%, due 07/15/19......................     200,000      215,500
       7.875%, due 09/01/21......................     425,000      462,187
                                                              ------------
                                                                 5,185,133
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.9%
        Abitibi-Consolidated, Inc. 8.375%,
          due 04/01/15......................... $   275,000 $    264,687
        Boise Cascade LLC
          7.025%, due 10/15/12(c)..............      75,000       73,500
         7.125%, due 10/15/14..................     100,000       93,750
        Georgia-Pacific Corp. 7.500%,
          due 05/15/06.........................     500,000      505,625
        Mercer International, Inc. 9.250%,
          due 02/15/13.........................     275,000      233,063
        Newpage Corp. 12.000%, due 05/01/13....     300,000      277,500
        Tembec Industries, Inc. 8.500%,
          due 02/01/11.........................     200,000      112,000
                                                            ------------
                                                               1,560,125
                                                            ------------
        REAL ESTATE - 1.2%
        CB Richard Ellis Services, Inc. 9.750%,
          due 05/15/10.........................     114,000      124,830
        Host Marriott LP
          7.125%, due 11/01/13.................     325,000      339,625
         6.375%, due 03/15/15..................     100,000      100,250
        Ventas Realty LP/Ventas Capital Corp.
         6.625%, due 10/15/14..................     250,000      256,875
         7.125%, due 06/01/15..................      75,000       79,125
         6.500%, due 06/01/16 (144A)(b)........     100,000      101,000
                                                            ------------
                                                               1,001,705
                                                            ------------

        RETAIL - MULTILINE - 2.5%
        Affinity Group, Inc.
          9.000%, due 02/15/12.................     150,000      150,563
         10.875%, due 02/15/12(f)..............     234,583      229,012
        Couche Tard U.S. LP/Couche-Tard Finance
          Corp. 7.500%, due 12/15/13...........     350,000      362,250
        EPL Finance Corp. 11.750%, due 11/15/13
          (144A)(b)............................     175,000      175,219
        J.C. Penney Co., Inc.
          7.600%, due 04/01/07.................      50,000       51,625
         9.000%, due 08/01/12..................     476,000      562,424
        R.H. Donnelley, Inc. 10.875%,
          due 12/15/12.........................     275,000      311,437
        SGS International, Inc. 12.000%,
          due 12/15/13 (144A)(b)...............     250,000      251,661
                                                            ------------
                                                               2,094,191
                                                            ------------
        RETAIL - SPECIALTY - 1.0%
        AmeriGas Partners, L.P. 7.250%,
          due 05/20/15.........................     175,000      179,375
        General Nutrition Centers, Inc. 8.500%,
          due 12/01/10.........................     200,000      173,000
        True Temper Sports, Inc. 8.375%,
          due 09/15/11.........................     350,000      316,750
        United Auto Group, Inc. 9.625%,
          due 03/15/12.........................     200,000      211,500
                                                            ------------
                                                                 880,625
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
       Freescale Semiconductor, Inc. 7.125%,
         due 07/15/14.......................... $   200,000 $    214,000
       MagnaChip Semiconductor 8.000%,
         due 12/15/14..........................     175,000      168,000
                                                            ------------
                                                                 382,000
                                                            ------------
       SOFTWARE - 1.0%
       SS&C Technologies, Inc. 11.750%,
         due 12/01/13 (144A)(b)................     200,000      206,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13 (144A)(b).........     350,000      364,000
        10.250%, due 08/15/15 (144A)(b)........     275,000      276,375
                                                            ------------
                                                                 846,375
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.2%
       Alaska Communications Systems Holdings,
         Inc. 9.875%, due 08/15/11.............     163,000      178,077
       AT&T Corp. 9.750%, due 11/15/31.........     675,000      850,398
       Centennial Communications Corp.
         10.000%, due 01/01/13 (144A)(b).......     100,000      101,500
       Cincinnati Bell, Inc. 7.250%,
         due 07/15/13..........................     250,000      261,250
       Citizens Communications Co.
         9.250%, due 05/15/11..................      75,000       83,063
        6.250%, due 01/15/13...................     150,000      145,875
        9.000%, due 08/15/31...................     200,000      203,500
       Inmarsat Finance II PLC 0.000%/ 10.375%,
         due 11/15/12(a).......................     125,000      104,844
       Inmarsat Finance PLC 7.625%,
         due 06/30/12..........................      32,000       33,160
       Intelsat Bermuda, Ltd.
         8.695%, due 01/15/12 (144A)(b)(c).....     225,000      229,781
        8.625%, due 01/15/15 (144A)(b).........     175,000      177,625
       MCI, Inc. 8.735%, due 05/01/14..........     400,000      443,500
       New Skies Satellites NV 9.125%,
         due 11/01/12..........................     175,000      187,906
       Nextel Communications, Inc., Series D
         7.375%, due 08/01/15..................     575,000      607,282
       PanAmSat Corp. 9.000%, due 08/15/14.....     163,000      171,558
       PanAmSat Holding Corp. .000%/ 10.375%,
         due 11/01/14(a).......................     700,000      493,500
       Qwest Corp. 8.875%, due 03/15/12........   1,200,000    1,359,000
       Rogers Wireless Communications, Inc.
         6.375%, due 03/01/14..................     775,000      780,812
       U.S. Unwired, Inc., Series B 10.000%,
         due 06/15/12..........................     200,000      226,000
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15..................     225,000      236,250
                                                            ------------
                                                               6,874,881
                                                            ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10............................. $   175,000 $    154,875
      INVISTA 9.250%, due 05/01/12
        (144A)(b)................................     250,000      268,125
      Warnaco, Inc. 8.875%, due 06/15/13.........     175,000      189,438
                                                              ------------
                                                                   612,438
                                                              ------------
      TRANSPORTATION - 0.7%
      Holt Group, Inc. 9.750%,
        due 01/15/06(d)(e)(g)....................     100,000            0
      Petroleum Helicopters, Inc., Series B
        9.375%, due 05/01/09.....................     150,000      158,813
      Stena AB
        9.625%, due 12/01/12.....................     250,000      272,812
       7.500%, due 11/01/13......................     150,000      144,750
                                                              ------------
                                                                   576,375
                                                              ------------
      Total Domestic Bonds & Debt Securities
      (Cost $79,726,403)                                        80,493,141
                                                              ------------

      CONVERTIBLE BONDS - 0.1%
      ENTERTAINMENT - 0.1%
      Magna Entertainment Corp. 7.250%,
        due 12/15/09 (Cost - $123,763)...........     125,000      129,219
                                                              ------------

      COMMON STOCKS - 0.2%
      CHEMICALS - 0.0%
      General Chemical Industrial Products,
        Inc.*(e)(g)..............................          45       14,352
                                                              ------------
      CONTAINERS & PACKAGING - 0.0%
      Russell-Stanley Holdings,
        Inc.*(e)(g)(h)...........................       2,000            0
                                                              ------------
      FOOD & DRUG RETAILING - 0.1%
      B&G Food, Inc., EIS........................       5,715       82,982
                                                              ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
      NTL, Inc.*.................................         710       48,337
      Viatel Holding Bermuda, Ltd.*..............       1,237           49
                                                              ------------
                                                                    48,386
                                                              ------------
      Total Common Stocks
      (Cost $588,225)                                              145,720
                                                              ------------

      PREFERRED STOCK - 0.2%
      RETAIL - SPECIALTY - 0.2%
      GNC Corp.*(f) (Cost - $201,200)............         200      164,500
                                                              ------------

      WARRANTS - 0.1%
      CHEMICALS - 0.0%
      General Chemical Industrial Products, Inc.,
        Series A, expires 04/30/11*(e)(g)........          26        3,211
      General Chemical Industrial Products, Inc.,
        Series B, expires 04/30/11*(e)(g)........          19            0
                                                              ------------
                                                                     3,211
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions PLC Corp. expires
        10/01/13*(e)(h)(144A)......................        100 $     2,000
                                                               -----------
      CONTAINERS & PACKAGING - 0.0%
      Pliant Corp. expires
        06/01/10*(e)(g)(h).........................        100           1
                                                               -----------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      AMF Bowling Worldwide, Inc. expires
        03/09/09*(e)...............................        901           0
                                                               -----------
      MEDIA - 0.0%
      Advanstar Holdings Corp. expires
        10/15/11*(g)(h)(144A)......................         75           1
      XM Satellite Radio Holdings, Inc., - Class A,
        expires 03/15/10*..........................        125       5,750
                                                               -----------
                                                                     5,751
                                                               -----------
      METALS & MINING - 0.1%
      ACP Holding Co. expires
        09/30/13*(g)(h)(144A)......................     30,652      59,005
                                                               -----------
      Total Warrants
      (Cost $105,554)                                               69,968
                                                               -----------
      SHORT-TERM INVESTMENT - 1.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at $1,444,321 on
        01/03/06 collateralized by 1,060,000
        U.S. Treasury Bond 8.125 due 08/15/19
        with a value of $1,474,725. 2.000%, due
        01/03/06 (Cost - $1,444,000)............... $1,444,000   1,444,000
                                                               -----------

      TOTAL INVESTMENTS - 98.1%
      (Cost $82,189,145)                                        82,446,548

      Other Assets and Liabilities (net) - 1.9%                  1,557,267
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $84,003,815
                                                               ===========

* Non-income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be liquid under the guidlines established by the Board of Trustees. These securities represent in the aggregate 14.65% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Illiquid securities. Representing in the aggregate 0.0% of net assets.

(h) Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Federated High Yield Portfolio may not invest more than 15% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At December 31, 2005 these securities represent 0.1% of net assets.

The following table summarizes the credit composition of the portfolio holdings of the Federated High Yield Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.80%
                           BBB                             0.59
                           BB                             26.53
                           B                              58.66
                           Below B                        11.41
                           Equities/Other                  1.01
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.4%
          AEROSPACE & DEFENSE - 1.7%
          Northrop Grumman Corp..................  7,834 $    470,902
                                                         ------------
          BANKS - 4.9%
          Bank of America Corp...................  6,800      313,820
          U.S. Bancorp........................... 16,300      487,207
          Wells Fargo & Co.......................  9,100      571,753
                                                         ------------
                                                            1,372,780
                                                         ------------
          BEVERAGES - 1.4%
          Coca-Cola Co........................... 10,000      403,100
                                                         ------------
          CHEMICALS - 0.8%
          PPG Industries, Inc....................  3,700      214,230
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Pitney Bowes, Inc......................  6,700      283,075
                                                         ------------
          COMMUNICATIONS EQUIPMENT - 1.0%
          Motorola, Inc.......................... 12,100      273,339
                                                         ------------
          COMPUTERS & PERIPHERALS - 2.0%
          Hewlett-Packard Co..................... 14,700      420,861
          International Business Machines Corp...  1,600      131,520
                                                         ------------
                                                              552,381
                                                         ------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc.......  7,500      278,175
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          Xerox Corp.*........................... 14,400      210,960
                                                         ------------
          FINANCIAL - DIVERSIFIED - 16.1%
          Capital One Financial Corp.............  6,400      552,960
          Fannie Mae.............................  9,100      444,171
          Freddie Mac............................ 16,100    1,052,135
          Goldman Sachs Group, Inc. (The)........  2,700      344,817
          JPMorgan Chase & Co.................... 11,000      436,590
          MBNA Corp.............................. 13,600      369,240
          Merrill Lynch & Co., Inc...............  9,400      636,662
          Morgan Stanley......................... 12,600      714,924
                                                         ------------
                                                            4,551,499
                                                         ------------
          FOOD & DRUG RETAILING - 2.5%
          Albertson's, Inc....................... 15,400      328,790
          SUPERVALU, Inc......................... 11,700      380,016
                                                         ------------
                                                              708,806
                                                         ------------
          FOOD PRODUCTS - 2.4%
          Smithfield Foods, Inc.*................  9,300      284,580
          Tyson Foods, Inc., - Class A........... 23,400      400,140
                                                         ------------
                                                              684,720
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 4.5%
          AmerisourceBergen Corp................. 10,200      422,280
          HCA, Inc...............................  8,300      419,150
          McKesson Corp..........................  8,300      428,197
                                                         ------------
                                                            1,269,627
                                                         ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.1%
       McDonald's Corp............................... 17,500 $    590,100
                                                             ------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       Tyco International, Ltd....................... 19,991      576,940
                                                             ------------
       INSURANCE - 12.5%
       ACE, Ltd...................................... 14,900      796,256
       Allstate Corp. (The).......................... 15,800      854,306
       American International Group, Inc............. 10,900      743,707
       Aon Corp......................................  9,700      348,715
       Hartford Financial Services Group, Inc........  3,300      283,437
       Nationwide Financial Services, Inc., - Class A  6,400      281,600
       XL Capital, Ltd., - Class A...................  3,200      215,616
                                                             ------------
                                                                3,523,637
                                                             ------------
       IT CONSULTING & SERVICES - 1.8%
       Computer Sciences Corp.*......................  7,500      379,800
       Unisys Corp.*................................. 21,800      127,094
                                                             ------------
                                                                  506,894
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.3%
       Mattel, Inc................................... 23,300      368,606
                                                             ------------
       MACHINERY - 2.4%
       Deere & Co....................................  2,300      156,653
       Eaton Corp....................................  4,500      301,905
       Illinois Tool Works, Inc......................  2,600      228,774
                                                             ------------
                                                                  687,332
                                                             ------------
       MEDIA - 6.6%
       CCE Spinco, Inc.*.............................  1,987       26,030
       Clear Channel Communications, Inc............. 15,900      500,055
       Gannett Co., Inc..............................  7,100      430,047
       Interpublic Group of Cos., Inc.*.............. 30,700      296,255
       Time Warner, Inc.............................. 35,600      620,864
                                                             ------------
                                                                1,873,251
                                                             ------------
       OIL & GAS - 11.8%
       BP Plc, (ADR).................................  7,200      462,384
       Chevron Corp.................................. 14,602      828,955
       ConocoPhillips................................  8,200      477,076
       Exxon Mobil Corp.............................. 15,300      859,401
       Marathon Oil Corp.............................  6,000      365,820
       NiSource, Inc................................. 15,600      325,416
                                                             ------------
                                                                3,319,052
                                                             ------------
       PHARMACEUTICALS - 3.4%
       Johnson & Johnson.............................  6,000      360,600
       Pfizer, Inc................................... 25,400      592,328
                                                             ------------
                                                                  952,928
                                                             ------------
       RETAIL - MULTILINE - 0.8%
       Dollar General Corp........................... 11,200      213,584
                                                             ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          RETAIL - SPECIALTY - 1.5%
          Gap, Inc. (The)........................ 15,200 $    268,128
          Home Depot, Inc. (The).................  3,500      141,680
                                                         ------------
                                                              409,808
                                                         ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
          Applied Materials, Inc................. 11,700      209,898
          Intel Corp............................. 14,700      366,912
                                                         ------------
                                                              576,810
                                                         ------------
          SOFTWARE - 0.8%
          BMC Software, Inc.*.................... 10,800      221,292
                                                         ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.0%
          ALLTEL Corp............................  6,200      391,220
          AT&T, Inc.*............................ 25,200      617,148
          Sprint Nextel Corp..................... 12,300      287,328
          Verizon Communications, Inc............ 13,650      411,138
                                                         ------------
                                                            1,706,834
                                                         ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
          Vodafone Group Plc, (ADR).............. 13,100      281,257
                                                         ------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.8%
          Jones Apparel Group, Inc...............  7,100      218,112
                                                         ------------
          TOBACCO - 2.6%
          Altria Group, Inc......................  9,900      739,728
                                                         ------------
          Total Common Stocks
          (Cost $25,495,476)                               28,039,759
                                                         ------------

               -----------------------------------------------------
               SECURITY                                    VALUE
               DESCRIPTION                     SHARES     (NOTE 2)
               -----------------------------------------------------

               ESCROWED SHARES - 0.0%
               ESC Seagate Technology (a)(b)
                 (Cost - $0).................. $10,300   $         0
                                                         -----------

               TOTAL INVESTMENTS - 99.4%
               (Cost $25,495,476)                         28,039,759

               Other Assets and Liabilities (net) - 0.6%     167,818
                                                         -----------

               TOTAL NET ASSETS - 100.0%                 $28,207,577
                                                         ===========

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            COMMON STOCKS - 98.6%
            AEROSPACE & DEFENSE - 2.2%
            Boeing Co. (The).................  21,200 $   1,489,088
            L-3 Communications Holdings, Inc.  32,300     2,401,505
            United Technologies Corp.........  34,300     1,917,713
                                                      -------------
                                                          5,808,306
                                                      -------------
            BANKS - 1.0%
            Wells Fargo & Co.................  42,200     2,651,426
                                                      -------------
            BEVERAGES - 1.4%
            Hansen Natural Corp.*............  48,800     3,845,928
                                                      -------------
            BIOTECHNOLOGY - 9.5%
            Amgen, Inc.*.....................  46,100     3,635,446
            Biogen Idec, Inc.*............... 131,000     5,938,230
            Genentech, Inc.*.................  53,200     4,921,000
            Gilead Sciences, Inc.*........... 154,800     8,147,124
            United Therapeutics Corp.*.......  37,400     2,585,088
                                                      -------------
                                                         25,226,888
                                                      -------------
            BUILDING MATERIALS - 2.1%
            Building Material Holding Corp...  83,601     5,702,424
                                                      -------------
            BUILDING PRODUCTS - 2.5%
            Ryland Group, Inc. (The).........  90,200     6,506,126
                                                      -------------
            CHEMICALS - 0.4%
            Dow Chemical Co..................  27,100     1,187,522
                                                      -------------
            COMPUTERS & PERIPHERALS - 8.9%
            Apple Computer, Inc.*............ 135,100     9,712,339
            Dell, Inc.*......................  83,900     2,516,161
            Hewlett-Packard Co............... 267,200     7,649,936
            Western Digital Corp.*........... 202,000     3,759,220
                                                      -------------
                                                         23,637,656
                                                      -------------
            ELECTRIC UTILITIES - 0.6%
            TXU Corp.........................  34,000     1,706,460
                                                      -------------
            FINANCIAL - DIVERSIFIED - 1.3%
            American Express Co..............  56,000     2,881,760
            Golden West Financial Corp.......   9,200       607,200
                                                      -------------
                                                          3,488,960
                                                      -------------
            FOOD & DRUG RETAILING - 1.6%
            CVS Corp.........................  43,800     1,157,196
            Walgreen Co......................  72,700     3,217,702
                                                      -------------
                                                          4,374,898
                                                      -------------
            FOOD PRODUCTS - 4.2%
            General Mills, Inc...............  80,800     3,985,056
            Kellogg Co.......................  22,800       985,416
            Seabord Corp.....................   1,410     2,130,510
            Whole Foods Market, Inc..........  51,800     4,008,802
                                                      -------------
                                                         11,109,784
                                                      -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
            Stryker Corp.....................  25,800     1,146,294
                                                      -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 5.6%
         Aetna, Inc.............................  83,200 $   7,846,592
         Community Health Systems, Inc.*........  45,200     1,732,968
         UnitedHealth Group, Inc................  85,300     5,300,542
                                                         -------------
                                                            14,880,102
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Penn National Gaming, Inc.*............ 147,600     4,863,420
                                                         -------------
         HOUSEHOLD DURABLES - 8.5%
         D.R. Horton, Inc....................... 210,700     7,528,311
         KB HOME................................  94,500     6,866,370
         Lennar Corp. - Class A................. 113,000     6,895,260
         Procter & Gamble Co....................  22,175     1,283,489
                                                         -------------
                                                            22,573,430
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.4%
         General Electric Co.................... 178,800     6,266,940
                                                         -------------
         INSURANCE - 4.9%
         Chubb Corp. (The)......................  16,000     1,562,400
         CIGNA Corp.............................  12,000     1,340,400
         Fidelity National Financial, Inc....... 106,000     3,899,740
         MGIC Investment Corp...................  15,900     1,046,538
         Radian Group Inc.......................  86,500     5,068,035
                                                         -------------
                                                            12,917,113
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 3.5%
         Google, Inc., - Class A*...............   5,100     2,115,786
         McAfee, Inc.*.......................... 164,400     4,460,172
         Websense, Inc.*........................  39,700     2,605,908
                                                         -------------
                                                             9,181,866
                                                         -------------
         IT CONSULTING & SERVICES - 0.7%
         Cognizant Technology Solutions Corp. -
           Class A*.............................  35,900     1,807,565
                                                         -------------
         MACHINERY - 4.4%
         Deere & Co.............................  77,200     5,258,092
         Joy Global, Inc........................ 160,250     6,410,000
                                                         -------------
                                                            11,668,092
                                                         -------------
         METALS & MINING - 2.0%
         Allegheny Technologies, Inc............  26,900       970,552
         Cleveland-Cliffs, Inc..................   5,800       513,706
         Phelps Dodge Corp......................   3,700       532,319
         Precision Castparts Corp...............  26,800     1,388,508
         Quanex Corp............................  40,100     2,003,797
                                                         -------------
                                                             5,408,882
                                                         -------------
         OIL & GAS - 3.7%
         Devon Energy Corp......................  33,700     2,107,598
         Frontier Oil Corp......................  23,700       889,461
         Sunoco, Inc............................  49,500     3,879,810
         Valero Energy Corp.....................  59,400     3,065,040
                                                         -------------
                                                             9,941,909
                                                         -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            PHARMACEUTICALS - 2.7%
            Johnson & Johnson................. 120,300 $   7,230,030
                                                       -------------
            RETAIL - MULTILINE - 1.7%
            Costco Wholesale Corp.............  17,100       845,937
            Wal-Mart Stores, Inc..............  77,200     3,612,960
                                                       -------------
                                                           4,458,897
                                                       -------------
            RETAIL - SPECIALTY - 0.1%
            Nordstrom, Inc....................   6,200       231,880
                                                       -------------
            ROAD & RAIL - 4.5%
            Burlington Northern Santa Fe Corp.  30,400     2,152,928
            CSX Corp..........................  55,100     2,797,427
            Norfolk Southern Corp............. 155,900     6,988,997
                                                       -------------
                                                          11,939,352
                                                       -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.8%
            Cymer, Inc.*......................  49,900     1,771,949
            Intel Corp........................ 259,500     6,477,120
            Marvell Technology Group Ltd.*.... 111,100     6,231,599
            MEMC Electronic Materials, Inc.*..  37,300       826,941
            NVIDIA Corp.*.....................  22,700       829,912
            SiRF Technology Holdings, Inc.*...  69,000     2,056,200
            Texas Instruments, Inc............ 161,000     5,163,270
                                                       -------------
                                                          23,356,991
                                                       -------------
            SOFTWARE - 4.5%
            Activision, Inc.*................. 123,433     1,695,970
            Autodesk, Inc..................... 125,400     5,385,930
            Microsoft Corp.................... 122,500     3,203,375
            Quest Software, Inc.*............. 123,124     1,796,379
                                                       -------------
                                                          12,081,654
                                                       -------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
      Qwest Communications International,
        Inc.*....................................    182,600 $   1,031,690
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
      NII Holdings, Inc.*........................     16,900       738,192
                                                             -------------
      TOBACCO - 2.0%
      Altria Group, Inc..........................     71,400     5,335,008
                                                             -------------
      Total Common Stocks
      (Cost $249,864,842)                                      262,305,685
                                                             -------------
      SHORT-TERM INVESTMENT - 0.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05, at 2.000% to
        be repurchased at $2,304,512 on
        01/03/06 collateralized by 1,690,000 U.S.
        Treasury Bond at 8.125% due 08/15/19
        with a value of $2,351,213
        (Cost - $2,304,000)...................... $2,304,000     2,304,000
                                                             -------------

      TOTAL INVESTMENTS - 99.5%
      (Cost $252,168,842)                                      264,609,685

      Other Assets and Liabilities (Net) - 0.5%                  1,250,057
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 265,859,742
                                                             =============

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         INVESTMENT COMPANY SECURITIES - 100.8%
         AIM Capital Appreciation Portfolio.........    203 $    2,352
         Capital Appreciation Fund*.................  9,828    769,347
         Disciplined Mid Cap Stock Portfolio........    581     12,766
         Equity Income Portfolio.................... 38,833    686,574
         Large Cap Portfolio........................ 11,851    179,428
         Mondrian International Stock Portfolio..... 81,225  1,015,314
         Mercury Large Cap Portfolio................  3,580     36,300
         MFS Mid Cap Growth Portfolio...............  1,920     15,534
         MFS Value Portfolio........................    439      5,467
         Pioneer Fund Portfolio..................... 91,764  1,169,987
         Pioneer Mid Value Portfolio................    328      3,538
         Small Cap Growth Portfolio.................  9,109    103,115
         Small Cap Value Portfolio..................  6,261     70,062
         Strategic Equity Portfolio.................  7,017    124,834
         Van Kampen Enterprise Portfolio............ 64,317    818,753
                                                            ----------
         Total Investment Company Securities
         (Cost $4,705,624)                                   5,013,371
                                                            ----------

         TOTAL INVESTMENTS - 100.8%
         (Cost $4,705,624)                                   5,013,371

         Other Assets and Liabilities (net) - (0.8)%           (39,269)
                                                            ----------

         TOTAL NET ASSETS - 100.0%                          $4,974,102
                                                            ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.8%
       AIM Capital Appreciation Portfolio............       4 $       49
       Capital Appreciation Fund*....................   4,033    315,725
       Convertible Securities Portfolio..............   4,932     58,439
       Disciplined Mid Cap Stock Portfolio...........     121      2,664
       Equity Income Portfolio.......................  12,426    219,692
       Federated High Yield Portfolio................  16,281    143,924
       High Yield Bond Trust*........................   4,398     44,152
       Large Cap Portfolio...........................   1,369     20,723
       Mercury Large Cap Core Portfolio..............     899      9,118
       MFS Mid Cap Growth Portfolio..................     584      4,728
       MFS Value Portfolio...........................     239      2,968
       Mondrian International Stock Portfolio........  15,836    197,949
       Money Market Portfolio*....................... 465,093    465,093
       Pioneer Fund Portfolio........................  10,240    130,558
       Pioneer Mid Cap Value Portfolio...............     395      4,262
       Pioneer Strategic Income Portfolio............  66,565    621,053
       Strategic Equity Portfolio....................     818     14,549
       Style Focus Series: Small Cap Growth Portfolio     509      5,758
       Style Focus Series: Small Cap Value Portfolio.   1,911     21,385
       Travelers Quality Bond Portfolio.............. 115,284  1,292,330
       U.S. Government Securities Portfolio..........  82,402  1,095,127
       Van Kampen Enterprise Portfolio...............   2,310     29,412
                                                              ----------
       Total Investment Company Securities
       (Cost $4,650,876)                                       4,699,658
                                                              ----------

       TOTAL INVESTMENTS - 100.8%
       (Cost $4,650,876)                                       4,699,658

       Other Assets and Liabilities (net) - (0.8)%               (38,293)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,661,365
                                                              ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 99.7%
      AIM Capital Appreciation Portfolio...........     3,414 $    39,639
      Capital Appreciation Fund*...................    31,782   2,487,894
      Convertible Securities Portfolio.............    56,524     669,805
      Disciplined Mid Cap Stock Portfolio..........       731      16,060
      Equity Income Portfolio......................   106,385   1,880,893
      Federated High Yield Portfolio...............    43,363     383,326
      High Yield Bond Trust*.......................     4,782      48,009
      Large Cap Portfolio..........................    79,969   1,210,726
      Mercury Large Cap Core Portfolio.............    13,808     140,016
      MFS Mid Cap Growth Portfolio.................     4,683      37,889
      MFS Value Portfolio..........................     3,537      44,005
      Mondrian International Stock Portfolio.......   216,544   2,706,794
      Money Market Portfolio*...................... 1,068,152   1,068,152
      Pioneer Fund Portfolio.......................   261,981   3,340,264
      Pioneer Mid Cap Value Portfolio..............       473       5,096
      Pioneer Strategic Income Portfolio...........   243,018   2,267,356
      Strategic Equity Portfolio...................    15,328     272,688
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,684     109,620
      Style Focus Series: Small Cap Value Portfolio    10,999     123,083
      Travelers Quality Bond Portfolio.............   119,495   1,339,543
      U.S. Government Securities Portfolio.........   209,933   2,790,011
      Van Kampen Enterprise Portfolio..............    74,514     948,565
                                                              -----------
      Total Investment Company Securities
      (Cost $21,348,152)                                       21,929,434
                                                              -----------

      TOTAL INVESTMENTS - 99.7%
      (Cost $21,348,152)                                       21,929,434

      Other Assets and Liabilities (net) - 0.3%                    73,622
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $22,003,056
                                                              ===========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                    SHARES     (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      AIM Capital Appreciation Portfolio...........       157 $     1,823
      Capital Appreciation Fund*...................    41,882   3,278,539
      Convertible Securities Portfolio.............    62,439     739,908
      Disciplined Mid Cap Stock Portfolio..........     1,507      33,101
      Equity Income Portfolio......................   142,116   2,512,615
      Federated High Yield Portfolio...............    23,995     212,116
      High Yield Bond Trust*.......................     3,766      37,806
      Large Cap Portfolio..........................    87,739   1,328,375
      Mercury Large Cap Core Portfolio.............     5,843      59,252
      MFS Mid Cap Growth Portfolio.................     3,917      31,690
      MFS Value Portfolio..........................     3,321      41,319
      Mondrian International Stock Portfolio.......   313,338   3,916,730
      Money Market Portfolio*...................... 1,232,952   1,232,952
      Pioneer Fund Portfolio.......................   349,208   4,452,396
      Pioneer Mid Cap Value Portfolio..............       949      10,230
      Pioneer Strategic Income Portfolio...........   278,553   2,598,899
      Strategic Equity Portfolio...................    16,944     301,442
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,341     105,740
      Style Focus Series: Small Cap Value Portfolio     5,327      59,605
      Travelers Quality Bond Portfolio.............    80,209     899,145
      U.S. Government Securities Portfolio.........   128,309   1,705,225
      Van Kampen Enterprise Portfolio..............   150,011   1,909,636
                                                              -----------
      Total Investment Company Securities
      (Cost $24,594,657)                                       25,468,544
                                                              -----------

      TOTAL INVESTMENTS - 100.0%
      (Cost $24,594,657)                                       25,468,544

      Other Assets and Liabilities (net) - 0.0%                    (5,997)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $25,462,547
                                                              ===========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.9%
       AIM Capital Appreciation Portfolio............     414 $    4,811
       Capital Appreciation Fund*....................   4,961    388,332
       Convertible Securities Portfolio..............   8,257     97,847
       Disciplined Mid Cap Stock Portfolio...........     279      6,119
       Equity Income Portfolio.......................  15,718    277,888
       Federated High Yield Portfolio................  11,639    102,886
       High Yield Bond Trust*........................   2,661     26,714
       Large Cap Portfolio...........................  10,391    157,316
       Mercury Large Cap Core Portfolio..............   1,789     18,144
       MFS Mid Cap Growth Portfolio..................     959      7,756
       MFS Value Portfolio...........................     206      2,568
       Mondrian International Stock Portfolio........  29,142    364,275
       Money Market Portfolio*....................... 211,322    211,322
       Pioneer Fund Portfolio........................  33,852    431,612
       Pioneer Mid Cap Value Portfolio...............     566      6,099
       Pioneer Strategic Income Portfolio............  48,628    453,698
       Strategic Equity Portfolio....................   2,520     44,831
       Style Focus Series: Small Cap Growth Portfolio   1,378     15,597
       Style Focus Series: Small Cap Value Portfolio.   2,387     26,710
       Travelers Quality Bond Portfolio..............  72,843    816,567
       U.S. Government Securities Portfolio..........  63,362    842,075
       Van Kampen Enterprise Portfolio...............   4,797     61,069
                                                              ----------
       Total Investment Company Securities
       (Cost $4,227,949)                                       4,364,236
                                                              ----------

       TOTAL INVESTMENTS - 100.9%
       (Cost $4,227,949)                                       4,364,236

       Other Assets and Liabilities (net) - (0.9%)               (37,785)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,326,451
                                                              ==========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 100.1%
          AEROSPACE & DEFENSE - 2.8%
          Lockheed Martin Corp.................  26,000 $   1,654,380
          Northrop Grumman Corp................   8,000       480,880
          Raytheon Co..........................  39,000     1,565,850
                                                        -------------
                                                            3,701,110
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*...........................  61,000     1,356,030
                                                        -------------
          AUTOMOBILES - 0.6%
          Ford Motor Co........................  93,000       717,960
                                                        -------------
          BANKS - 0.5%
          Bank of America Corp.................  13,000       599,950
                                                        -------------
          BEVERAGES - 1.2%
          Coca-Cola Co.........................  38,000     1,531,780
                                                        -------------
          BIOTECHNOLOGY - 3.0%
          Amgen, Inc.*.........................  30,000     2,365,800
          Gilead Sciences, Inc.*...............  29,000     1,526,270
                                                        -------------
                                                            3,892,070
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Fiserv, Inc.*........................  31,000     1,341,370
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 3.3%
          Cisco Systems, Inc.*................. 143,000     2,448,160
          Motorola, Inc........................  84,000     1,897,560
                                                        -------------
                                                            4,345,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Apple Computer, Inc.*................  26,000     1,869,140
          Dell, Inc.*..........................  66,000     1,979,340
          Hewlett-Packard Co...................  78,000     2,233,140
          International Business Machines Corp.   2,000       164,400
          NCR Corp.*...........................  35,000     1,187,900
                                                        -------------
                                                            7,433,920
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          Edison International.................  31,000     1,351,910
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
          Agilent Technologies, Inc.*..........  18,000       599,220
          Jabil Circuit, Inc.*.................   5,000       185,450
          Solectron Corp.*..................... 119,000       435,540
                                                        -------------
                                                            1,220,210
                                                        -------------
          FINANCIAL - DIVERSIFIED - 4.0%
          Charles Schwab Corp. (The)...........  96,000     1,408,320
          Goldman Sachs Group, Inc. (The)......  14,000     1,787,940
          JP Morgan Chase & Co.................   3,000       119,070
          Lehman Brothers Holdings, Inc........  13,000     1,666,210
          Principal Financial Group, Inc.......   5,000       237,150
                                                        -------------
                                                            5,218,690
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Pilgrim's Pride Corp.................  11,000       364,760
          Whole Foods Market, Inc..............  18,000     1,393,020
                                                        -------------
                                                            1,757,780
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
       Becton, Dickinson & Co...................... 24,000 $   1,441,920
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 8.7%
       Aetna, Inc.................................. 17,000     1,603,270
       AmerisourceBergen Corp...................... 36,000     1,490,400
       Caremark Rx, Inc.*.......................... 30,000     1,553,700
       Express Scripts, Inc.*...................... 17,000     1,424,600
       HCA, Inc.................................... 30,000     1,515,000
       Humana, Inc.*...............................  3,000       162,990
       McKesson Corp............................... 28,000     1,444,520
       UnitedHealth Group, Inc..................... 35,000     2,174,900
                                                           -------------
                                                              11,369,380
                                                           -------------
       HOUSEHOLD DURABLES - 1.7%
       NVR, Inc.*..................................  2,000     1,404,000
       Procter & Gamble Co......................... 13,000       752,440
                                                           -------------
                                                               2,156,440
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.1%
       General Electric Co......................... 74,000     2,593,700
       Rockwell Automation, Inc.................... 24,000     1,419,840
                                                           -------------
                                                               4,013,540
                                                           -------------
       INSURANCE - 8.9%
       American International Group, Inc...........  4,000       272,920
       Aon Corp.................................... 40,000     1,438,000
       Chubb Corp. (The)........................... 15,000     1,464,750
       CIGNA Corp.................................. 13,000     1,452,100
       Loews Corp..................................  9,000       853,650
       Nationwide Financial Services, Inc., Class A 22,000       968,000
       Progressive Corp. (The)..................... 13,000     1,518,140
       Prudential Financial, Inc................... 24,000     1,756,560
       SAFECO Corp................................. 24,000     1,356,000
       UnumProvident Corp.......................... 23,000       523,250
                                                           -------------
                                                              11,603,370
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.9%
       McAfee, Inc.*............................... 44,000     1,193,720
                                                           -------------
       IT CONSULTING & SERVICES - 0.2%
       Computer Sciences Corp.*....................  6,000       303,840
       Enterasys Networks, Inc.*...................    259         3,439
                                                           -------------
                                                                 307,279
                                                           -------------
       MACHINERY - 1.0%
       ITT Industries, Inc......................... 13,000     1,336,660
                                                           -------------
       MEDIA - 1.3%
       Viacom, Inc., Class B....................... 53,000     1,727,800
                                                           -------------
       METALS & MINING - 3.4%
       Freeport-McMoRan Copper & Gold, Inc.,
         Class B................................... 27,000     1,452,600
       Nucor Corp.................................. 23,000     1,534,560
       Phelps Dodge Corp........................... 10,000     1,438,700
                                                           -------------
                                                               4,425,860
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             -----------------------------------------------------
             SECURITY                                   VALUE
             DESCRIPTION                     SHARES    (NOTE 2)
             -----------------------------------------------------

             OIL & GAS - 18.6%
             Amerada Hess Corp..............  11,000 $   1,395,020
             Anadarko Petroleum Corp........  17,000     1,610,750
             Apache Corp....................  16,000     1,096,320
             Burlington Resources, Inc......  19,000     1,637,800
             Chesapeake Energy Corp.........  42,000     1,332,660
             Chevron Corp...................  12,888       731,652
             ConocoPhillips.................  35,000     2,036,300
             Devon Energy Corp..............  25,000     1,563,500
             Exxon Mobil Corp...............  88,000     4,942,960
             Kerr-McGee Corp................  15,000     1,362,900
             Marathon Oil Corp..............  26,000     1,585,220
             Occidental Petroleum Corp......  20,000     1,597,600
             Sunoco, Inc....................  18,000     1,410,840
             Tesoro Corp....................   6,000       369,300
             Valero Energy Corp.............  31,000     1,599,600
                                                     -------------
                                                        24,272,422
                                                     -------------
             PHARMACEUTICALS - 5.7%
             Allergan, Inc..................  15,000     1,619,400
             Johnson & Johnson..............  50,000     3,005,000
             Pfizer, Inc.................... 121,000     2,821,720
                                                     -------------
                                                         7,446,120
                                                     -------------
             RETAIL - MULTILINE - 1.2%
             J.C. Penney Co., Inc...........  28,000     1,556,800
                                                     -------------
             RETAIL - SPECIALTY - 4.3%
             American Eagle Outfitters, Inc.   8,000       183,840
             Best Buy Co., Inc..............  30,000     1,304,400
             Chico's FAS, Inc.*.............  32,000     1,405,760
             Nordstrom, Inc.................  37,000     1,383,800
             Staples, Inc...................  62,000     1,408,020
                                                     -------------
                                                         5,685,820
                                                     -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
        Intel Corp.............................  115,000 $   2,870,400
        Lam Research Corp.*....................   37,000     1,320,160
        NVIDIA Corp.*..........................   38,000     1,389,280
        Texas Instruments, Inc.................   59,000     1,892,130
                                                         -------------
                                                             7,471,970
                                                         -------------
        SOFTWARE - 7.8%
        Autodesk, Inc..........................   32,000     1,374,400
        BEA Systems, Inc.*.....................  133,000     1,250,200
        Citrix Systems, Inc.*..................   19,000       546,820
        Computer Associates International, Inc.   44,090     1,242,897
        Intuit, Inc.*..........................   26,000     1,385,800
        Microsoft Corp.........................   49,000     1,281,350
        Oracle Corp.*..........................  130,000     1,587,300
        Red Hat, Inc.*.........................   54,000     1,470,960
                                                         -------------
                                                            10,139,727
                                                         -------------
        TOBACCO - 0.2%
        Altria Group, Inc......................    4,000       298,880
                                                         -------------
        Total Common Stocks
        (Cost $111,208,205)                                130,916,208
                                                         -------------
        ESCROWED SHARES - 0.0%
        ESC Seagate Technology (a)(b)*
          (Cost - $0).......................... $ 27,200             3
                                                         -------------

        TOTAL INVESTMENTS - 100.1%
        (Cost $111,208,205)                                130,916,211

        Other Assets and Liabilities (net) - (0.1)%            (87,506)
                                                         -------------

        TOTAL NET ASSETS - 100.0%                        $ 130,828,705
                                                         =============

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities representing in the aggregate 0.0% of net assets.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 98.1%
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington, Inc.  31,620 $   2,134,666
                                                            -------------
       AUTO COMPONENTS - 0.6%
       Gentex Corp................................. 101,000     1,969,500
                                                            -------------
       BANKS - 1.0%
       Commerce Bancorp, Inc....................... 101,200     3,482,292
                                                            -------------
       BIOTECHNOLOGY - 5.2%
       Gen-Probe, Inc.*............................  51,970     2,535,616
       Genzyme Corp.*..............................  61,550     4,356,509
       Gilead Sciences, Inc.*......................  93,510     4,921,431
       Human Genome Sciences, Inc.*................  63,000       539,280
       ImClone Systems, Inc.*......................  54,660     1,871,559
       MedImmune, Inc.*............................  88,180     3,088,064
                                                            -------------
                                                               17,312,459
                                                            -------------
       CHEMICALS - 1.0%
       Praxair, Inc................................  64,500     3,415,920
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 8.5%
       Alliance Data System Corp.*.................  99,420     3,539,352
       Apollo Group, Inc., - Class A*..............  79,700     4,818,662
       Bright Horizons Family Solutions, Inc.*.....  45,400     1,682,070
       Brink's Co. (The)...........................  42,100     2,017,011
       Corporate Executive Board Co................  68,790     6,170,463
       Employee Solutions, Inc.*(a)................     484             0
       ITT Educational Services, Inc.*.............  66,300     3,918,993
       Monster Worldwide, Inc.*....................  83,240     3,397,857
       Paychex, Inc................................  74,200     2,828,504
                                                            -------------
                                                               28,372,912
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 3.5%
       Comverse Technology, Inc.*.................. 134,060     3,564,655
       Juniper Networks, Inc.*..................... 362,700     8,088,210
                                                            -------------
                                                               11,652,865
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.1%
       M-Systems Flash Disk Pioneers, Ltd.*........  42,200     1,397,664
       SanDisk Corp.*..............................  92,100     5,785,722
                                                            -------------
                                                                7,183,386
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
       FLIR Systems, Inc.*.........................  65,400     1,460,382
       Roper Industries, Inc.......................  87,620     3,461,866
                                                            -------------
                                                                4,922,248
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 4.2%
       BJ Services Co..............................  52,800     1,936,176
       GlobalSantaFe Corp..........................  80,550     3,878,482
       National-Oilwell Varco, Inc.*...............  84,400     5,291,880
       Noble Corp..................................  41,900     2,955,626
                                                            -------------
                                                               14,062,164
                                                            -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - 4.5%
        Chicago Mercantile Exchange Holdings, Inc.  13,800 $   5,071,362
        Investors Financial Services Corp.........  58,000     2,136,140
        Legg Mason, Inc...........................  42,580     5,096,400
        Nelnet, Inc., - Class A*..................  25,200     1,025,136
        SLM Corp..................................  31,700     1,746,353
                                                           -------------
                                                              15,075,391
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 10.8%
        Advanced Medical Optics, Inc.*............ 139,100     5,814,380
        C.R. Bard, Inc............................  50,600     3,335,552
        Cytyc Corp.*.............................. 186,890     5,275,905
        DENTSPLY International, Inc...............  70,750     3,798,567
        Fisher Scientific International, Inc.*....  59,993     3,711,167
        Millipore Corp.*..........................  79,250     5,233,670
        ResMed, Inc.*.............................  51,800     1,984,458
        St. Jude Medical, Inc.*...................  98,100     4,924,620
        Thoratec Corp.*........................... 103,490     2,141,208
                                                           -------------
                                                              36,219,527
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES - 2.5%
        Health Net, Inc.*.........................  88,900     4,582,795
        Laboratory Corp. of America Holdings *....  69,300     3,731,805
                                                           -------------
                                                               8,314,600
                                                           -------------

        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Cheesecake Factory, Inc.*................. 145,680     5,446,975
        International Game Technology............. 124,120     3,820,414
        RARE Hospitality International, Inc.*..... 115,100     3,497,889
        Station Casinos, Inc......................  25,500     1,728,900
                                                           -------------
                                                              14,494,178
                                                           -------------

        HOUSEHOLD DURABLES - 0.3%
        Tempur-Pedic International, Inc.*.........  99,800     1,147,700
                                                           -------------

        INSURANCE - 3.2%
        ACE, Ltd..................................  64,230     3,432,451
        Endurance Specialty Holdings, Ltd.........  77,300     2,771,205
        PartnerRe, Ltd............................  53,200     3,493,644
        Platinum Underwriters Holdings, Ltd.......  28,000       869,960
                                                           -------------
                                                              10,567,260
                                                           -------------

        INTERNET SOFTWARE & SERVICES - 0.7%
        Check Point Software Technologies, Ltd.*.. 118,850     2,388,885
                                                           -------------

        IT CONSULTING & SERVICES - 1.0%
        DST Systems, Inc.*........................  56,070     3,359,154
        Enterasys Networks, Inc.*.................   1,576        20,929
                                                           -------------
                                                               3,380,083
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 1.1%
      ITT Industries, Inc..........................  35,600 $   3,660,392
                                                            -------------
      MEDIA - 3.9%
      Citadel Broadcasting Co...................... 173,510     2,331,975
      Getty Images, Inc.*..........................  60,190     5,373,161
      Grupo Televisa S.A., (ADR)...................  54,960     4,424,280
      XM Satellite Radio Holdings, Inc., - Class A*  29,300       799,304
                                                            -------------
                                                               12,928,720
                                                            -------------
      METALS & MINING - 0.7%
      Aber Diamond.................................   4,500       165,380
      Precision Castparts Corp.....................  43,500     2,253,735
                                                            -------------
                                                                2,419,115
                                                            -------------
      OIL & GAS - 2.9%
      Amerada Hess Corp............................  28,600     3,627,052
      Smith International, Inc..................... 166,500     6,178,815
                                                            -------------
                                                                9,805,867
                                                            -------------
      PERSONAL PRODUCTS - 0.6%
      Estee Lauder Companies, Inc., - Class A......  64,700     2,166,156
                                                            -------------
      PHARMACEUTICALS - 4.2%
      Allergan, Inc................................  42,710     4,610,972
      Endo Pharmaceuticals Holdings, Inc.*.........  85,450     2,585,717
      Medicis Pharmaceutical Corp., - Class A...... 210,540     6,747,807
                                                            -------------
                                                               13,944,496
                                                            -------------
      RETAIL - MULTILINE - 1.3%
      99 Cents Only Stores *.......................  93,800       981,148
      Kohl's Corp.*................................  69,900     3,397,140
                                                            -------------
                                                                4,378,288
                                                            -------------
      RETAIL - SPECIALTY - 6.8%
      Aeropostale, Inc.*...........................  70,000     1,841,000
      Bed Bath & Beyond, Inc.*..................... 131,700     4,760,955
      Chico's FAS, Inc.*...........................  49,900     2,192,107
      Harman International Industries, Inc.........  33,500     3,277,975
      PETsMART, Inc................................ 235,620     6,046,009
      Urban Outfitters, Inc.*......................  90,400     2,288,024
      Williams-Sonoma, Inc.*.......................  58,300     2,515,645
                                                            -------------
                                                               22,921,715
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
      Analog Devices, Inc.......................... 197,740     7,092,934
      KLA-Tencor Corp.............................. 104,550     5,157,451

      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR    VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Marvell Technology Group, Ltd.*........... $   87,910 $   4,930,872
      Novellus Systems, Inc.*...................     69,200     1,669,104
      PMC-Sierra, Inc.*.........................    430,010     3,315,377
      Tessera Technologies, Inc.*...............     61,500     1,589,775
      Xilinx, Inc...............................    286,770     7,229,472
                                                            -------------
                                                               30,984,985
                                                            -------------
      SOFTWARE - 6.8%
      Adobe Systems, Inc........................    136,000     5,026,560
      Amdocs, Ltd.*.............................    255,630     7,029,825
      Electronic Arts, Inc.*....................     86,800     4,540,508
      MICROS Systems, Inc.*.....................     35,300     1,705,696
      Symantec Corp.*...........................    265,058     4,638,515
                                                            -------------
                                                               22,941,104
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 3.2%
      American Tower Corp., - Class A*..........    396,867    10,755,096
                                                            -------------
      TRADING COMPANIES & DISTRIBUTORS - 1.7%
      MSC Industrial Direct Co., Inc., - Class A     66,800     2,686,696
      W. W. Grainger, Inc.......................     41,100     2,922,210
                                                            -------------
                                                                5,608,906
                                                            -------------
      Total Common Stocks
      (Cost $284,979,731)                                     328,610,876
                                                            -------------

      SHORT-TERM INVESTMENT - 1.9%
      COMMERCIAL PAPER - 1.9%
      Morgan Stanley Dean Witter, 2.099%,
        due 01/03/06 (Cost - $6,244,543)........ $6,246,000     6,244,543
                                                            -------------

      TOTAL INVESTMENTS - 99.9%
      (Cost $291,224,274)                                     334,855,419

      Other Assets and Liabilities (net) - 0.1%                   180,772
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 335,036,191
                                                            =============

* Non-income producing security.

(a) Security is in default.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             COMMON STOCKS - 97.2%
             AEROSPACE & DEFENSE - 6.3%
             Lockheed Martin Corp.............. 33,900 $  2,157,057
             Northrop Grumman Corp............. 28,750    1,728,163
             United Technologies Corp.......... 19,340    1,081,299
                                                       ------------
                                                          4,966,519
                                                       ------------
             AIR FREIGHT & LOGISTICS - 0.2%
             CNF, Inc..........................  3,370      188,349
                                                       ------------
             AUTO COMPONENTS - 0.0%
             Johnson Controls, Inc.............    400       29,164
                                                       ------------
             BANKS - 11.1%
             Bank of America Corp.............. 72,378    3,340,245
             Mellon Financial Corp............. 22,130      757,953
             PNC Financial Services Group, Inc. 19,340    1,195,792
             SunTrust Banks, Inc............... 24,390    1,774,616
             UBS AG............................  7,600      723,039
             Wells Fargo & Co.................. 14,840      932,397
                                                       ------------
                                                          8,724,042
                                                       ------------
             BEVERAGES - 1.4%
             Coca-Cola Co......................  4,570      184,217
             Diageo Plc........................ 37,540      543,565
             PepsiCo, Inc......................  6,500      384,020
                                                       ------------
                                                          1,111,802
                                                       ------------
             BUILDING PRODUCTS - 2.4%
             Masco Corp........................ 53,700    1,621,203
             Sherwin-Williams Co...............  5,510      250,264
                                                       ------------
                                                          1,871,467
                                                       ------------
             CHEMICALS - 5.9%
             Air Liquide S.A...................    420       80,822
             Air Products & Chemicals, Inc..... 12,890      762,959
             Dow Chemical Co................... 16,340      716,019
             E.I. du Pont de Nemours & Co...... 19,210      816,425
             Nalco Holding Co.*................  9,910      175,506
             PPG Industries, Inc............... 17,230      997,617
             Praxair, Inc......................  5,170      273,803
             Syngenta AG*......................  6,380      793,285
                                                       ------------
                                                          4,616,436
                                                       ------------
             COMMUNICATIONS EQUIPMENT - 0.5%
             Cisco Systems, Inc.*.............. 21,360      365,683
                                                       ------------
             CONTAINERS & PACKAGING - 0.3%
             Smurfit-Stone Container Corp.*.... 16,670      236,214
                                                       ------------
             ELECTRIC UTILITIES - 5.7%
             Allegheny Energy, Inc.*...........  3,500      110,775
             Dominion Resources, Inc........... 26,730    2,063,556
             Entergy Corp......................  4,500      308,925
             Exelon Corp.......................  5,280      280,579
             FPL Group, Inc.................... 12,230      508,279
             PPL Corp.......................... 13,840      406,896

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          Public Service Enterprise Group, Inc...  6,120 $    397,617
          TXU Corp...............................  7,760      389,474
                                                         ------------
                                                            4,466,101
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.7%
          Emerson Electric Co....................  1,030       76,941
          Noble Corp.............................  6,770      477,556
                                                         ------------
                                                              554,497
                                                         ------------
          FINANCIAL - DIVERSIFIED - 11.0%
          American Express Co.................... 29,940    1,540,712
          Ameriprise Financial, Inc..............  4,380      179,580
          Fannie Mae............................. 22,460    1,096,273
          Franklin Resources, Inc................  4,300      404,243
          Freddie Mac............................ 13,340      871,769
          Goldman Sachs Group, Inc. (The)........ 24,060    3,072,703
          Lehman Brothers Holdings, Inc..........  4,670      598,554
          MBNA Corp.............................. 15,610      423,811
          Merrill Lynch & Co., Inc...............  6,740      456,500
                                                         ------------
                                                            8,644,145
                                                         ------------
          FOOD PRODUCTS - 3.9%
          Archer-Daniels-Midland Co.............. 20,806      513,076
          H.J. Heinz Co.......................... 16,220      546,938
          Kellogg Co............................. 25,930    1,120,695
          Nestle S.A.............................  1,564      467,434
          Sara Lee Corp.......................... 20,580      388,962
                                                         ------------
                                                            3,037,105
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
          Johnson & Johnson...................... 35,530    2,135,353
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.2%
          Baxter International, Inc..............  3,950      148,718
                                                         ------------
          HOUSEHOLD PRODUCTS - 0.7%
          Kimberly-Clark Corp....................  9,210      549,377
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.0%
          Cooper Industries, Ltd., - Class A.....  8,630      629,990
          Tyco International, Ltd................  6,880      198,557
                                                         ------------
                                                              828,547
                                                         ------------
          INSURANCE - 6.2%
          AFLAC, Inc.............................  1,640       76,129
          Allstate Corp. (The)................... 42,090    2,275,806
          Chubb Corp. (The)......................  7,200      703,080
          CIGNA Corp.............................  2,820      314,994
          Hartford Financial Services Group, Inc. 14,260    1,224,791
          Lincoln National Corp..................  4,690      248,711
                                                         ------------
                                                            4,843,511
                                                         ------------
          IT CONSULTING & SERVICES - 1.6%
          Accenture, Ltd., - Class A............. 43,540    1,257,000
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.4%
          Hasbro, Inc............................ 15,480      312,386
                                                         ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               --------------------------------------------------
               SECURITY                                 VALUE
               DESCRIPTION                    SHARES   (NOTE 2)
               --------------------------------------------------

               MACHINERY - 2.9%
               Deere & Co.................... 22,420 $  1,527,026
               Finning International, Inc....  2,930       93,332
               Illinois Tool Works, Inc......  7,310      643,207
                                                     ------------
                                                        2,263,565
                                                     ------------
               MEDIA - 2.7%
               Reed Elsevier Plc............. 52,070      488,616
               Tribune Co.................... 11,070      334,978
               Viacom, Inc. - Class B........ 29,590      964,634
               Walt Disney Co. (The)......... 13,720      328,869
                                                     ------------
                                                        2,117,097
                                                     ------------
               OIL & GAS - 10.7%
               Amerada Hess Corp.............  4,960      629,027
               BP Plc, (ADR)................. 15,950    1,024,309
               Chevron Corp.................. 11,074      628,671
               ConocoPhillips................ 29,150    1,695,947
               Devon Energy Corp.............  9,830      614,768
               EOG Resources, Inc............  9,250      678,673
               Exxon Mobil Corp.............. 24,120    1,354,820
               Total S.A., (ADR)............. 14,140    1,787,296
                                                     ------------
                                                        8,413,511
                                                     ------------
               PAPER & FOREST PRODUCTS - 1.1%
               Bowater, Inc..................  3,800      116,736
               International Paper Co........ 23,190      779,416
                                                     ------------
                                                          896,152
                                                     ------------
               PHARMACEUTICALS - 3.9%
               Abbott Laboratories........... 19,430      766,125
               Eli Lilly & Co................  2,670      151,095
               Merck & Co., Inc.............. 36,510    1,161,383
               Wyeth......................... 21,130      973,459
                                                     ------------
                                                        3,052,062
                                                     ------------
               RETAIL - SPECIALTY - 1.9%
               Gap, Inc. (The)............... 45,020      794,153
               Lowe's Cos., Inc..............  6,300      419,958
               TJX Cos., Inc................. 13,590      315,695
                                                     ------------
                                                        1,529,806
                                                     ------------

        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        ROAD & RAIL - 1.6%
        Burlington Northern Santa Fe Corp.....     14,200 $  1,005,644
        Norfolk Southern Corp.................      5,360      240,289
                                                          ------------
                                                             1,245,933
                                                          ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Analog Devices, Inc...................      9,480      340,048
                                                          ------------
        SOFTWARE - 0.9%
        Oracle Corp.*.........................     37,320      455,677
        Symantec Corp.*.......................     15,630      273,525
                                                          ------------
                                                               729,202
                                                          ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
        Sprint Nextel Corp....................     75,680    1,767,885
        Verizon Communications, Inc...........     36,660    1,104,199
                                                          ------------
                                                             2,872,084
                                                          ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
        Vodafone Group Plc....................    451,210      973,217
                                                          ------------
        TOBACCO - 3.5%
        Altria Group, Inc.....................     36,400    2,719,808
                                                          ------------
        TRADING COMPANIES & DISTRIBUTORS - 0.6%
        W. W. Grainger, Inc...................      6,250      444,375
                                                          ------------
        Total Common Stocks
        (Cost $68,274,554)                                  76,483,276
                                                          ------------
        SHORT-TERM INVESTMENT - 2.8%
        COMMERCIAL PAPER - 2.8%
        AIG Funding, Inc. 2.000%, due 01/03/06
          (Cost - $2,181,515)................. $2,182,000    2,181,515
                                                          ------------

        TOTAL INVESTMENTS - 100.0%
        (Cost $70,456,069)                                  78,664,791

        Other Assets and Liabilities (net) - 0.0%               (7,037)
                                                          ------------

        TOTAL NET ASSETS - 100.0%                         $ 78,657,754
                                                          ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.5%
        AUSTRALIA - 8.2%
        Coles Myer, Ltd.........................   264,800 $   1,984,855
        National Australia Bank, Ltd............   281,867     6,704,620
        Telstra Corp., Ltd...................... 1,740,014     5,020,307
        Wesfarmers, Ltd.........................   112,321     3,048,564
                                                           -------------
                                                              16,758,346
                                                           -------------
        BELGIUM - 3.2%
        Fortis..................................   202,500     6,448,235
                                                           -------------
        FINLAND - 1.4%
        UPM-Kymmene OYJ.........................   141,500     2,774,865
                                                           -------------
        FRANCE - 9.0%
        Compagnie de Saint-Gobain...............    60,300     3,588,215
        Societe Generale........................    54,400     6,693,287
        Suez S.A................................    34,800     1,083,003
        Total S.A...............................    27,639     6,945,328
                                                           -------------
                                                              18,309,833
                                                           -------------
        GERMANY - 6.9%
        Bayer AG................................   139,100     5,813,047
        RWE AG..................................   111,817     8,282,476
                                                           -------------
                                                              14,095,523
                                                           -------------
        HONG KONG - 1.1%
        HongKong Electric Holdings, Ltd.........   434,000     2,152,214
                                                           -------------
        ITALY - 3.0%
        Banca Intesa SpA........................ 1,165,600     6,176,858
                                                           -------------
        JAPAN - 18.5%
        Canon, Inc..............................   121,500     7,111,893
        KDDI Corp...............................     1,393     8,035,630
        Matsushita Electric Industrial Co., Ltd.   338,000     6,523,159
        Nintendo Co., Ltd.......................     6,600       797,845
        Takeda Pharmaceutical Co., Ltd..........   125,100     6,770,767
        Toyota Motor Corp.......................   162,600     8,441,737
                                                           -------------
                                                              37,681,031
                                                           -------------
        NETHERLANDS - 6.0%
        ING Groep NV............................   231,800     8,042,778
        Reed Elsevier NV........................   302,130     4,221,831
                                                           -------------
                                                              12,264,609
                                                           -------------
        SINGAPORE - 2.1%
        Overseas-Chinese Banking Corp., Ltd..... 1,048,320     4,223,284
                                                           -------------
        SOUTH KOREA - 1.2%
        POSCO (ADR).............................    48,000     2,376,480
                                                           -------------
        SPAIN - 9.4%
        Banco Santander Central Hispano S.A.....   514,400     6,792,050
        Iberdrola S.A...........................   190,845     5,218,308
        Telefonica S.A..........................   478,364     7,199,943
                                                           -------------
                                                              19,210,301
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - 28.5%
       Aviva Plc................................    584,600 $  7,083,296
       Boots Group Plc..........................    155,800    1,619,982
       BP Plc...................................    602,300    6,407,535
       GlaxoSmithKline Plc......................    291,146    7,350,554
       HBOS Plc.................................    448,200    7,649,069
       Lloyds TSB Group Plc.....................    801,100    6,725,720
       Rio Tinto Plc............................    144,771    6,605,924
       Royal Dutch Shell Plc, - Class A.........    242,039    7,389,130
       Unilever Plc.............................    713,382    7,068,202
                                                            ------------
                                                              57,899,412
                                                            ------------
       Total Common Stocks
       (Cost $178,102,516)                                   200,370,991
                                                            ------------
       WARRANT - 0.0%
       FRANCE - 0.0%
       Suez Lyonn Eaux*
         (Cost - $624)..........................     34,800          412
                                                            ------------

       SHORT-TERM INVESTMENT - 1.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.000% to
         be repurchased at $3,307,735 on
         01/03/06 collateralized by $3,015,000
         U.S. Treasury Bond 5.250% due 02/15/29
         with a value of $3,374,014 2.000%, due
         01/03/06 (Cost - $3,307,000)........... $3,307,000    3,307,000
                                                            ------------

       TOTAL INVESTMENTS - 100.1%
       (Cost $181,410,140)                                   203,678,403

       Other Assets and Liabilities (net) - (0.1)%              (160,463)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $203,517,940
                                                            ============

* Non-income producing security.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



Summary of Total Common Stock by Industry Classification 12/31/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Automobiles............................. $  8,442     4.1%
          Banks...................................   44,965    22.1
          Building Products.......................    3,588     1.8
          Chemicals...............................    5,813     2.9
          Electric Utilities......................    7,371     3.6
          Financial - Diversified.................   14,491     7.1
          Food & Drug Retailing...................    3,605     1.8
          Food Products...........................    7,068     3.5
          Household Durables......................    7,321     3.6
          Industrial - Diversified................    3,049     1.5
          Insurance...............................    7,083     3.5
          Media...................................    4,222     2.1
          Metals & Mining.........................    8,982     4.4
          Office Furnishing & Supplies............    7,112     3.5
          Oil & Gas...............................   30,107    14.8
          Paper & Forest Products.................    2,775     1.4
          Pharmaceuticals.........................   14,121     6.9
          Telecommunication Services - Diversified   12,220     6.0
          Telecommunication Services - Wireless...    8,036     3.9
                                                   --------    ----
          Total................................... $200,371    98.5%
                                                   ========    ====

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ---------------------------------------------------
              SECURITY                                  VALUE
              DESCRIPTION                     SHARES   (NOTE 2)
              ---------------------------------------------------

              COMMON STOCKS - 97.8%
              AEROSPACE & DEFENSE - 2.7%
              General Dynamics Corp..........  4,133 $    471,369
              Rockwell Automation, Inc.......  2,829      167,363
              United Technologies Corp....... 11,400      637,374
                                                     ------------
                                                        1,276,106
                                                     ------------
              AIRLINES - 0.5%
              Southwest Airlines Co.......... 14,952      245,661
                                                     ------------
              AUTO COMPONENTS - 1.3%
              Johnson Controls, Inc..........  8,203      598,081
                                                     ------------
              AUTOMOBILES - 1.0%
              Ford Motor Co.................. 57,392      443,066
                                                     ------------
              BANKS - 6.7%
              Bank of America Corp...........  5,897      272,146
              Compass Bancshares, Inc........    966       46,648
              First Horizon National Corp....  4,942      189,970
              National City Corp............. 17,572      589,892
              SunTrust Banks, Inc............  7,496      545,409
              U.S. Bancorp................... 15,946      476,626
              Wachovia Corp..................  4,852      256,477
              Wells Fargo & Co...............  7,926      497,991
              Zions Bancorp..................  2,889      218,293
                                                     ------------
                                                        3,093,452
                                                     ------------
              BEVERAGES - 1.3%
              PepsiCo, Inc................... 10,026      592,336
                                                     ------------
              BIOTECHNOLOGY - 0.2%
              Amgen, Inc.*...................  1,077       84,932
                                                     ------------
              CHEMICALS - 2.5%
              Air Products & Chemicals, Inc..  3,224      190,829
              Dow Chemical Co................  6,456      282,902
              E.I. du Pont de Nemours & Co...  6,052      257,210
              Ecolab, Inc....................  4,278      155,163
              PPG Industries, Inc............  2,617      151,524
              Praxair, Inc...................  1,926      102,001
                                                     ------------
                                                        1,139,629
                                                     ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.0%
              Automatic Data Processing, Inc.  6,616      303,608
              Fiserv, Inc.*..................  3,587      155,210
                                                     ------------
                                                          458,818
                                                     ------------
              COMMUNICATIONS EQUIPMENT - 2.8%
              Cisco Systems, Inc.*........... 13,008      222,697
              Motorola, Inc.................. 28,890      652,625
              Nokia Oyj, (ADR)............... 23,691      433,545
                                                     ------------
                                                        1,308,867
                                                     ------------

              COMPUTERS & PERIPHERALS - 2.4%
              Dell, Inc.*.................... 10,939      328,061
              EMC Corp.*.....................  3,602       49,059

            -------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            -------------------------------------------------------

            COMPUTERS & PERIPHERALS - CONTINUED
            Hewlett-Packard Co................. 16,428 $    470,334
            Sun Microsystems, Inc.*............ 65,496      274,428
                                                       ------------
                                                          1,121,882
                                                       ------------
            ELECTRIC UTILITIES - 1.3%
            Consolidated Edison, Inc...........  4,873      225,766
            Exelon Corp........................    964       51,227
            PG&E Corp..........................  1,239       45,991
            Southern Co........................  7,790      268,989
                                                       ------------
                                                            591,973
                                                       ------------
            ENERGY - 0.0%
            Aqua America, Inc..................      1           18
                                                       ------------
            ENERGY EQUIPMENT & SERVICES - 0.8%
            Emerson Electric Co................  3,581      267,501
            Weatherford International, Ltd.*...  3,345      121,089
                                                       ------------
                                                            388,590
                                                       ------------
            FINANCIAL - DIVERSIFIED - 7.8%
            American Express Co................  6,994      359,911
            Ameriprise Financial, Inc..........  1,398       57,318
            Citigroup, Inc.....................  6,187      300,255
            Federated Investors, Inc. - Class B  6,653      246,427
            Golden West Financial Corp.........  3,247      214,302
            Merrill Lynch & Co., Inc...........  6,562      444,444
            State Street Corp.................. 10,589      587,054
            T. Rowe Price Group, Inc........... 12,979      934,878
            Washington Mutual, Inc............. 11,280      490,680
                                                       ------------
                                                          3,635,269
                                                       ------------
            FOOD & DRUG RETAILING - 3.7%
            CVS Corp...........................  7,542      199,260
            Hershey Co.........................  7,147      394,872
            Sysco Corp......................... 11,327      351,703
            Walgreen Co........................ 17,544      776,497
                                                       ------------
                                                          1,722,332
                                                       ------------
            FOOD PRODUCTS - 2.6%
            Campbell Soup Co................... 11,492      342,117
            General Mills, Inc.................  6,230      307,264
            H.J. Heinz Co......................  9,791      330,152
            Kellogg Co.........................  1,035       44,733
            Sara Lee Corp...................... 10,247      193,668
                                                       ------------
                                                          1,217,934
                                                       ------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
            Becton, Dickinson & Co............. 10,048      603,684
            Biomet, Inc........................  6,444      235,657
            C.R. Bard, Inc.....................  2,581      170,139
            Johnson & Johnson.................. 13,618      818,442
            Medtronic, Inc.....................  3,431      197,523
            St. Jude Medical, Inc.*............  1,945       97,639
            Stryker Corp.......................  2,991      132,890
                                                       ------------
                                                          2,255,974
                                                       ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD PRODUCTS - 1.3%
          Clorox Co..............................  1,917 $    109,058
          Colgate-Palmolive Co...................  8,881      487,123
                                                         ------------
                                                              596,181
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.1%
          3M Co..................................    752       58,280
          General Electric Co.................... 13,038      456,982
                                                         ------------
                                                              515,262
                                                         ------------
          INSURANCE - 2.7%
          ACE, Ltd...............................  1,864       99,612
          Axis Capital Holdings, Ltd.............  3,716      116,237
          Chubb Corp. (The)......................  7,229      705,912
          Hartford Financial Services Group, Inc.  1,199      102,982
          SAFECO Corp............................  4,302      243,063
                                                         ------------
                                                            1,267,806
                                                         ------------
          IT CONSULTING & SERVICES - 0.5%
          DST Systems, Inc.*.....................  3,693      221,248
                                                         ------------
          MACHINERY - 3.9%
          Caterpillar, Inc.......................  8,587      496,071
          Deere & Co.............................  8,525      580,638
          PACCAR, Inc............................  8,746      605,485
          Parker Hannifin Corp...................  1,602      105,668
                                                         ------------
                                                            1,787,862
                                                         ------------
          MEDIA - 6.5%
          Gannett Co., Inc.......................  6,551      396,794
          McGraw-Hill Cos., Inc.................. 20,725    1,070,032
          Omnicom Group, Inc.....................  5,800      493,754
          Reed Elsevier NV, (ADR)................ 32,097      896,790
          Walt Disney Co. (The)..................  6,935      166,232
                                                         ------------
                                                            3,023,602
                                                         ------------
          METALS & MINING - 4.1%
          Alcoa, Inc.............................  6,555      193,831
          BHP Billiton, Ltd., (ADR)..............  3,317      110,854
          Inco, Ltd..............................  9,326      406,334
          Newmont Mining Corp....................  1,574       84,052
          Rio Tinto Plc, (ADR)...................  6,081    1,111,546
                                                         ------------
                                                            1,906,617
                                                         ------------
          OFFICE FURNISHING & SUPPLIES - 1.0%
          Canon, Inc., (ADR).....................  8,131      478,347
                                                         ------------
          OIL & GAS - 7.4%
          Apache Corp............................  3,837      262,911
          Chevron Corp........................... 16,470      935,002
          ConocoPhillips.........................  8,718      507,213
          Exxon Mobil Corp....................... 10,784      605,737
          KeySpan Corp...........................  6,929      247,296
          Occidental Petroleum Corp..............  5,677      453,479
          Pioneer Natural Resources Co...........  8,353      428,259
                                                         ------------
                                                            3,439,897
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PAPER & FOREST PRODUCTS - 0.4%
         MeadWestvaco Corp.........................  5,896 $    165,265
                                                           ------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc. - Class A....  2,948       98,699
                                                           ------------
         PHARMACEUTICALS - 7.3%
         Abbott Laboratories.......................  9,656      380,736
         Barr Pharmaceuticals, Inc.*...............  7,384      459,949
         Bristol-Myers Squibb Co................... 11,150      256,227
         Eli Lilly & Co............................  6,270      354,819
         Merck & Co., Inc..........................  8,525      271,180
         Novartis AG, (ADR)........................  7,864      412,703
         Pfizer, Inc...............................  9,704      226,297
         Roche Holding AG, (ADR)...................  5,011      375,079
         Schering-Plough Corp...................... 24,861      518,352
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,544      152,428
                                                           ------------
                                                              3,407,770
                                                           ------------
         RETAIL - MULTILINE - 0.9%
         Costco Wholesale Corp.....................  1,928       95,378
         Federated Department Stores, Inc..........  4,669      309,667
                                                           ------------
                                                                405,045
                                                           ------------
         RETAIL - SPECIALTY - 4.7%
         Barnes & Noble, Inc.......................  3,958      168,888
         GameStop Corp. - Class B*.................  1,681       48,581
         Gap, Inc. (The)...........................  7,882      139,039
         Home Depot, Inc. (The)....................  2,315       93,711
         Lowe's Cos., Inc..........................  6,557      437,090
         Nordstrom, Inc............................  6,095      227,953
         Staples, Inc..............................  6,357      144,367
         Target Corp............................... 17,129      941,581
                                                           ------------
                                                              2,201,210
                                                           ------------
         ROAD & RAIL - 3.3%
         Burlington Northern Santa Fe Corp.........  6,950      492,199
         Norfolk Southern Corp..................... 23,080    1,034,676
                                                           ------------
                                                              1,526,875
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Applied Materials, Inc....................  8,964      160,814
         Freescale Semiconductor, Inc. - Class B*..  3,187       80,217
         Intel Corp................................ 23,894      596,394
         Texas Instruments, Inc.................... 20,852      668,724
                                                           ------------
                                                              1,506,149
                                                           ------------
         SOFTWARE - 2.1%
         Adobe Systems, Inc........................ 12,024      444,407
         Microsoft Corp............................ 20,155      527,053
                                                           ------------
                                                                971,460
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.5%
         ALLTEL Corp...............................  3,308      208,735
         AT&T, Inc.*............................... 27,697      678,300
         BellSouth Corp............................ 20,011      542,298
         Verizon Communications, Inc...............  6,467      194,786
                                                           ------------
                                                              1,624,119
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      Liz Claiborne, Inc..........................     3,216  $    115,197
                                                              ------------
      Total Common Stocks
      (Cost $37,204,502)                                        45,433,531
                                                              ------------
      SHORT-TERM INVESTMENT - 2.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to
        be repurchased at $990,143 on 01/03/06
        collateralized by $1,025,000 U.S. Treasury
        Note 4.000% due 11/15/12 with a value of
        $1,010,906 (Cost - $990,000)..............  $990,000       990,000
                                                              ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $38,194,502)                                        46,423,531

      Other Assets and Liabilities (net) - 0.0%                     22,331
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $ 46,445,862
                                                              ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          BANKS - 7.8%
          City National Corp......................    950 $    68,818
          Hudson City Bancorp, Inc................  3,310      40,117
          KeyCorp.................................  2,325      76,562
          Marshall & Ilsley Corp..................  1,350      58,104
          Mellon Financial Corp...................  3,405     116,621
          North Fork Bancorporation, Inc..........  2,060      56,362
          Zions Bancorp...........................    830      62,715
                                                          -----------
                                                              479,299
                                                          -----------
          BEVERAGES - 1.4%
          Molson Coors Brewing Co. - Class B......  1,300      87,087
                                                          -----------
          BUILDING PRODUCTS - 1.2%
          American Standard Cos., Inc.............  1,800      71,910
                                                          -----------
          CHEMICALS - 5.0%
          Air Products & Chemicals, Inc...........  1,865     110,389
          Ashland, Inc............................  1,745     101,035
          International Flavors & Fragrances, Inc.  1,415      47,403
          PPG Industries, Inc.....................    870      50,373
                                                          -----------
                                                              309,200
                                                          -----------
          COMMERCIAL SERVICES & SUPPLIES - 4.1%
          CCE Spinco, Inc.*.......................    280       3,668
          Dun & Bradstreet Corp. (The)*...........    970      64,951
          R.R. Donnelley & Sons Co................  1,830      62,604
          Republic Services, Inc..................  3,225     121,099
                                                          -----------
                                                              252,322
                                                          -----------
          COMMUNICATIONS EQUIPMENT - 2.0%
          Scientific-Atlanta, Inc.................  1,290      55,560
          Tellabs, Inc.*..........................  6,090      66,381
                                                          -----------
                                                              121,941
                                                          -----------
          COMPUTERS & PERIPHERALS - 4.8%
          Imation Corp............................  1,770      81,544
          NCR Corp.*..............................  2,520      85,529
          Symbol Technologies, Inc................ 10,060     128,969
                                                          -----------
                                                              296,042
                                                          -----------
          CONTAINERS & PACKAGING - 1.9%
          Ball Corp...............................  2,860     113,599
                                                          -----------
          ELECTRIC UTILITIES - 6.3%
          Allegheny Energy, Inc.*.................  1,615      51,115
          Edison International....................  1,990      86,784
          Entergy Corp............................     50       3,433
          NRG Energy, Inc.*.......................  1,695      79,868
          NSTAR...................................  2,380      68,306
          PG&E Corp...............................  2,395      88,902
          Reliant Energy, Inc.*...................    660       6,811
                                                          -----------
                                                              385,219
                                                          -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
          Xerox Corp.*............................  7,725     113,171
                                                          -----------

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            ENERGY - 1.5%
            Constellation Energy Group, Inc...... 1,555  $    89,568
                                                         -----------
            ENERGY EQUIPMENT & SERVICES - 1.9%
            Nabors Industries, Ltd.*.............   475       35,981
            Transocean, Inc.*....................   630       43,905
            Weatherford International, Ltd.*..... 1,000       36,200
                                                         -----------
                                                             116,086
                                                         -----------
            FINANCIAL - DIVERSIFIED - 7.1%
            A.G. Edwards, Inc.................... 1,270       59,512
            Bear Stearns Cos., Inc...............   860       99,356
            BISYS Group, Inc.*................... 5,520       77,335
            Federated Investors, Inc. - Class B.. 3,475      128,714
            Marsh & McLennan Cos., Inc........... 2,290       72,731
                                                         -----------
                                                             437,648
                                                         -----------
            FOOD & DRUG RETAILING - 2.9%
            CVS Corp............................. 2,225       58,785
            Safeway, Inc......................... 4,935      116,762
                                                         -----------
                                                             175,547
                                                         -----------
            FOOD PRODUCTS - 0.9%
            H.J. Heinz Co........................ 1,650       55,638
                                                         -----------
            HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
            Boston Scientific Corp.*............. 3,690       90,368
            IMS Health, Inc...................... 2,850       71,022
                                                         -----------
                                                             161,390
                                                         -----------
            HEALTH CARE PROVIDERS & SERVICES - 3.8%
            Laboratory Corp. of America Holdings* 1,695       91,275
            McKesson Corp........................   610       31,470
            Tenet Healthcare Corp.*.............. 8,580       65,723
            Triad Hospitals, Inc.*............... 1,125       44,134
                                                         -----------
                                                             232,602
                                                         -----------
            HOTELS, RESTAURANTS & LEISURE - 3.8%
            Expedia, Inc.*....................... 3,885       93,085
            Harrah's Entertainment, Inc..........   870       62,022
            Royal Caribbean Cruises, Ltd......... 1,710       77,053
                                                         -----------
                                                             232,160
                                                         -----------
            INSURANCE - 11.1%
            Assurant, Inc........................ 1,740       75,673
            CIGNA Corp...........................   760       84,892
            Genworth Financial, Inc. - Class A... 1,500       51,870
            Platinum Underwriters Holdings, Ltd.. 1,920       59,654
            PMI Group, Inc....................... 2,865      117,666
            SAFECO Corp.......................... 1,265       71,472
            UnumProvident Corp................... 3,980       90,545
            White Mountains Insurance Group, Ltd.   105       58,648
            Willis Group Holdings, Ltd........... 2,030       74,988
                                                         -----------
                                                             685,408
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                         SHARES  (NOTE 2)
             ------------------------------------------------------

             LEISURE EQUIPMENT & PRODUCTS - 0.9%
             Eastman Kodak Co................... 2,420  $    56,628
                                                        -----------
             MACHINERY - 1.6%
             Deere & Co......................... 1,480      100,803
                                                        -----------
             MEDIA - 3.8%
             Clear Channel Communications, Inc.. 2,315       72,807
             Entercom Communications Corp.*..... 1,720       51,032
             Interpublic Group of Cos., Inc.*... 9,845       95,004
             Regal Entertainment Group - Class A   895       17,023
                                                        -----------
                                                            235,866
                                                        -----------
             METALS & MINING - 1.7%
             Freeport-McMoRan Copper & Gold,
               Inc. - Class B................... 1,060       57,028
             Novelis, Inc....................... 2,120       44,287
                                                        -----------
                                                            101,315
                                                        -----------
             OIL & GAS - 4.7%
             Apache Corp........................   755       51,733
             Devon Energy Corp.................. 1,160       72,546
             ENSCO International, Inc...........   820       36,367
             Occidental Petroleum Corp..........   960       76,685
             Tesoro Corp........................   820       50,471
                                                        -----------
                                                            287,802
                                                        -----------
             PHARMACEUTICALS - 2.2%
             Perrigo Co......................... 4,180       62,324
             Shire Pharmaceuticals Group Plc.... 1,930       74,865
                                                        -----------
                                                            137,189
                                                        -----------
             RETAIL - MULTILINE - 2.8%
             BJ's Wholesale Club, Inc.*......... 3,335       98,583
             Federated Department Stores, Inc... 1,135       75,284
                                                        -----------
                                                            173,867
                                                        -----------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - 2.1%
      Foot Locker, Inc...........................     5,480  $   129,273
                                                             -----------
      ROAD & RAIL - 0.8%
      Canadian National Railway Co...............       635       50,794
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
      CenturyTel, Inc............................       985       32,662
      Cincinnati Bell, Inc.*.....................    13,370       46,929
                                                             -----------
                                                                  79,591
                                                             -----------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Liz Claiborne, Inc.........................     1,065       38,148
                                                             -----------
      TOBACCO - 1.2%
      UST, Inc...................................     1,745       71,248
                                                             -----------
      TRADING COMPANIES & DISTRIBUTORS - 2.0%
      W. W. Grainger, Inc........................     1,735      123,359
                                                             -----------
      Total Common Stocks
      (Cost $5,736,967)                                        6,001,720
                                                             -----------
      SHORT-TERM INVESTMENT - 3.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to be
        repurchased at $202,029 on 01/03/06
        collateralized by $150,000 U.S. Treasury
        Bond 8.125% due 08/15/19 with a value of
        $208,688 (Cost - $202,000)...............  $202,000      202,000
                                                             -----------

      TOTAL INVESTMENTS - 100.9%
      (Cost $5,938,967)                                        6,203,720

      Other Assets and Liabilities (net) - (0.9%)                (53,605)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $ 6,150,115
                                                             ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.0%
           AEROSPACE & DEFENSE - 2.5%
           Armor Holdings, Inc.*..................   216  $     9,212
           Ceradyne, Inc.*........................   738       32,324
           DRS Technologies, Inc..................   278       14,295
           Innovative Solutions & Support, Inc.*..   663        8,473
           K&F Industries Holdings, Inc.*.........   825       12,672
           World Fuel Services Corp............... 2,190       73,847
                                                          -----------
                                                              150,823
                                                          -----------
           AIR FREIGHT & LOGISTICS - 0.3%
           Hub Group, Inc. - Class A*.............   500       17,675
                                                          -----------
           AIRLINES - 0.4%
           SkyWest, Inc...........................   674       18,104
           WestJet Airlines Ltd.*.................   406        4,321
                                                          -----------
                                                               22,425
                                                          -----------
           AUTOMOBILES - 0.3%
           Thor Industries, Inc...................   373       14,946
                                                          -----------
           BANKS - 1.8%
           Accredited Home Lenders Holding Co.*...   125        6,198
           Boston Private Financial Holdings, Inc.   149        4,533
           Cascade Bancorp........................   196        4,510
           City Holding Co........................   131        4,709
           Corus Bankshares, Inc..................   153        8,609
           First Bancorp.......................... 1,028       12,757
           Frontier Financial Corp................   234        7,488
           Glacier Bancorp, Inc...................   374       11,239
           Hanmi Financial Corp...................   394        7,037
           Sandy Spring Bancorp, Inc..............   178        6,209
           TrustCo Bank Corp......................   915       11,364
           Virginia Commerce Bancorp, Inc.*.......   422       12,276
           Wilshire Bancorp, Inc..................   736       12,652
                                                          -----------
                                                              109,581
                                                          -----------
           BEVERAGES - 0.1%
           Hansen Natural Corp.*..................    61        4,807
                                                          -----------
           BIOTECHNOLOGY - 5.0%
           Abgenix, Inc.*......................... 1,239       26,651
           Alexion Pharmaceuticals, Inc.*......... 1,995       40,399
           Alkermes, Inc.*........................ 1,143       21,854
           Cotherix, Inc.*........................   589        6,255
           deCODE genetics, Inc.*.................   619        5,113
           Digene Corp.*..........................   422       12,310
           Geron Corp.*...........................   943        8,119
           LifeCell Corp.*........................   937       17,868
           Neurocrine Biosciences, Inc.*..........   700       43,911
           OraSure Technologies, Inc.*............   563        4,966
           PRA International*.....................   605       17,031
           Progenics Pharmaceuticals, Inc.*.......   400       10,004
           Serologicals Corp.*....................   335        6,613
           Tanox, Inc.*...........................   869       14,225

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          BIOTECHNOLOGY - CONTINUED
          Techne Corp.*............................   218  $    12,241
          United Therapeutics Corp.*...............   681       47,071
          ViaCell, Inc.*........................... 1,215        6,828
                                                           -----------
                                                               301,459
                                                           -----------
          BUILDING PRODUCTS - 0.4%
          Lennox International, Inc................   615       17,343
          Simpson Manufacturing Co., Inc...........   186        6,761
                                                           -----------
                                                                24,104
                                                           -----------
          CHEMICALS - 0.0%
          Westlake Chemical Corp...................    79        2,276
                                                           -----------
          COMMERCIAL SERVICES & SUPPLIES - 6.2%
          Aleris Intlernational, Inc.*.............   447       14,411
          Barrett Business Services, Inc.*.........   495       12,370
          Bright Horizons Family Solutions, Inc.*..   246        9,114
          Cogent, Inc.*............................   425        9,639
          CoStar Group, Inc.*...................... 1,370       59,143
          CSG Systems International, Inc.*.........   390        8,705
          eFunds Corp.*............................   700       16,408
          FTI Consulting, Inc.*....................   427       11,717
          Gevity HR, Inc...........................   298        7,664
          Headwaters, Inc.*........................   551       19,527
          Heartland Payment Systems, Inc.*.........   865       18,736
          Heidrick & Struggles International, Inc.*    54        1,731
          Huron Consulting Group, Inc.*............   740       17,753
          Intermap Technologies Corp.*............. 4,462       19,135
          John H. Harland Co.......................   164        6,166
          Kforce, Inc.*............................ 1,131       12,622
          Labor Ready, Inc.*.......................   707       14,720
          LECG Corp.*..............................   602       10,463
          Mobile Mini, Inc.*.......................   165        7,821
          MoneyGram International, Inc.............   358        9,337
          Navigant Consulting, Inc.*............... 1,100       24,178
          On Assignment, Inc.*..................... 1,395       15,219
          Resources Connection, Inc.*..............   878       22,881
          Sotheby's Holdings, Inc. - Class A*......   859       15,771
          Waste Services, Inc.*.................... 2,610        8,691
                                                           -----------
                                                               373,922
                                                           -----------
          COMMUNICATIONS EQUIPMENT - 1.9%
          ADTRAN, Inc..............................   613       18,231
          Arris Group, Inc.*....................... 2,961       28,041
          Avocent Corp.*...........................   557       15,145
          CommScope, Inc.*.........................   701       14,111
          Comtech Telecommunications Corp.*........   138        4,215
          Emulex Corp.*............................   688       13,615
          Ixia*.................................... 1,130       16,701
          Tekelec*.................................   507        7,047
                                                           -----------
                                                               117,106
                                                           -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMPUTERS & PERIPHERALS - 1.0%
          Intergraph Corp.*........................   436  $    21,717
          Mercury Computer Systems, Inc.*..........   359        7,406
          Palm, Inc.*..............................   441       14,024
          Presstek, Inc.*..........................   323        2,920
          TransAct Technologies, Inc.*............. 1,580       12,482
                                                           -----------
                                                                58,549
                                                           -----------
          CONSTRUCTION & ENGINEERING - 0.4%
          Perini Corp.*............................   409        9,877
          Walter Industries, Inc...................   248       12,331
                                                           -----------
                                                                22,208
                                                           -----------
          CONSTRUCTION MATERIALS - 0.2%
          Eagle Materials, Inc.....................   102       12,481
                                                           -----------
          CONTAINERS & PACKAGING - 1.3%
          Jarden Corp.*............................ 2,259       68,109
          Silgan Holdings, Inc.....................   338       12,208
                                                           -----------
                                                                80,317
                                                           -----------
          ELECTRIC UTILITIES - 0.1%
          Ormat Technologies, Inc..................   186        4,862
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.1%
          Directed Electronics, Inc.*.............. 1,250       17,938
          General Cable Corp.*.....................   784       15,445
          Metrologic Instruments, Inc.*............   700       13,482
          Paxar Corp.*.............................   369        7,243
          Regal-Beloit Corp........................   422       14,939
                                                           -----------
                                                                69,047
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
          Anixter International, Inc...............   363       14,201
          Hittite Microwave Corp.*.................   370        8,562
          Intevac, Inc.*........................... 1,100       14,520
          Itron, Inc.*.............................   337       13,493
          Optimal Group, Inc.*..................... 2,010       40,723
          Plexus Corp.*............................   188        4,275
          ScanSource, Inc.*........................   115        6,288
          ThermoGenesis Corp.*..................... 2,195       10,602
          Trimble Navigation Ltd.*.................   900       31,941
                                                           -----------
                                                               144,605
                                                           -----------
          ENERGY EQUIPMENT & SERVICES - 2.1%
          Basic Energy Services, Inc.*.............   515       10,274
          Cal Dive International, Inc.*............   882       31,655
          Global Industries Ltd.*..................   706        8,013
          Key Energy Services, Inc.*............... 1,335       17,983
          Oil States International, Inc.*..........   459       14,541
          Superior Energy Services, Inc.*..........   591       12,441
          TETRA Technologies, Inc.*................   539       16,450
          W-H Energy Services, Inc.*...............   441       14,588
                                                           -----------
                                                               125,945
                                                           -----------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          FINANCIAL - DIVERSIFIED - 4.4%
          Advanta Corp. - Class B.................   358  $    11,614
          Affiliated Managers Group, Inc.*........   248       19,902
          Calamos Asset Management, Inc. - Class A   970       30,507
          CompuCredit Corp.*......................   421       16,200
          Euronet Worldwide, Inc.*................ 2,975       82,705
          First Cash Financial Services, Inc.*....   140        4,082
          Gladstone Capital Corp..................   317        6,778
          IntercontinentalExchange, Inc.*.........   395       14,358
          International Securities Exchange, Inc.* 1,510       41,555
          Jackson Hewitt Tax Service, Inc.........   565       15,656
          optionsXpress Holdings, Inc.............   715       17,553
          Portfolio Recovery Associates, Inc.*....   180        8,359
                                                          -----------
                                                              269,269
                                                          -----------
          FOOD & DRUG RETAILING - 0.6%
          Central European Distribution Corp.*....    44        1,766
          Flowers Foods, Inc......................   354        9,756
          Longs Drug Stores Corp..................   388       14,120
          Provide Commerce, Inc.*.................   357       11,820
                                                          -----------
                                                               37,462
                                                          -----------
          FOOD PRODUCTS - 0.3%
          Gold Kist, Inc.*........................   374        5,591
          TreeHouse Foods, Inc.*..................   665       12,449
                                                          -----------
                                                               18,040
                                                          -----------
          HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
          Advanced Medical Optics, Inc.*..........   186        7,775
          ArthroCare Corp.*.......................   190        8,007
          AtriCure, Inc.*.........................   440        4,686
          Biosite, Inc.*..........................   232       13,059
          Dexcom, Inc.*...........................   530        7,908
          Encore Medical Corp.*................... 1,425        7,054
          Foxhollow Technologies, Inc.*...........   755       22,491
          Greatbatch, Inc.*.......................   538       13,993
          I-Flow Corp.*........................... 2,155       31,506
          Illumina, Inc.*.........................   375        5,288
          Intuitive Surgical, Inc.*...............    98       11,492
          Kyphon, Inc.*...........................   393       16,046
          Mentor Corp.............................   270       12,442
          Molecular Devices Corp.*................   296        8,563
          Palomar Medical Technologies, Inc.*.....   481       16,854
          SeraCare Life Sciences, Inc.*........... 2,135       19,322
          STERIS Corp.............................   211        5,279
          Sybron Dental Specialties, Inc.*........   421       16,760
          Symmetry Medical, Inc.*.................   380        7,368
          Thoratec Corp.*......................... 1,114       23,049
          TriPath Imaging, Inc.*..................   962        5,811
          Ventana Medical Systems, Inc.*..........   155        6,564
          Wright Medical Group, Inc.*.............   955       19,482
                                                          -----------
                                                              290,799
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Advisory Board Co.*..........................    870 $    41,473
        Amedisys, Inc.*..............................     74       3,126
        Beverly Enterprises, Inc.*...................  1,346      15,708
        Centene Corp.*...............................  1,945      51,134
        ev3, Inc.*...................................    615       9,065
        First Horizon Pharmaceutical Corp.*..........    681      11,747
        Hythiam, Inc.*...............................  3,130      19,249
        LHC Group, Inc.*.............................  1,070      18,650
        Matria Healthcare, Inc.*.....................    372      14,419
        Odyssey HealthCare, Inc.*....................    797      14,856
        Omnicell, Inc.*..............................  2,905      34,715
        Per-Se Technologies, Inc.*...................    729      17,029
        PSS World Medical, Inc.*.....................  3,158      46,865
        Radiation Therapy Services, Inc.*............    795      28,071
        Sierra Health Services, Inc.*................    174      13,913
        Sunrise Senior Living, Inc.*.................     90       3,034
        United Surgical Partners International, Inc.*  1,277      41,056
        Ventiv Health, Inc.*.........................    561      13,251
                                                             -----------
                                                                 397,361
                                                             -----------
        HOTELS, RESTAURANTS & LEISURE - 3.1%
        Ambassadors Group, Inc.......................    567      12,979
        Bluegreen Corp.*.............................    707      11,171
        California Pizza Kitchen, Inc.*..............    472      15,090
        Century Casinos, Inc.*.......................  3,610      31,046
        Four Seasons Hotels, Inc.....................    305      15,174
        IHOP Corp....................................    300      14,073
        Mikohn Gaming Corp.*.........................  2,550      25,168
        Multimedia Games, Inc.*......................  1,157      10,702
        OneTravel Holdings, Inc.*....................  4,630       9,399
        Orient-Express Hotels, Ltd...................    935      29,471
        Papa John's International, Inc.*.............    278      16,488
                                                             -----------
                                                                 190,761
                                                             -----------
        HOUSEHOLD DURABLES - 0.8%
        Ethan Allen Interiors, Inc...................    335      12,237
        Knoll, Inc...................................    905      15,484
        Matthews International Corp. - Class A.......    107       3,896
        Stanley Furniture Co., Inc...................    215       4,984
        WCI Communities, Inc.*.......................    335       8,995
                                                             -----------
                                                                  45,596
                                                             -----------
        INSURANCE - 1.0%
        HealthExtras, Inc.*..........................  1,300      32,630
        ProAssurance Corp.*..........................    162       7,880
        Selective Insurance Group, Inc...............    236      12,531
        U.S.I. Holdings Corp.*.......................    525       7,229
                                                             -----------
                                                                  60,270
                                                             -----------
        INTERNET & CATALOG RETAIL - 2.8%
        Baby Universe, Inc.*.........................    180       1,509
        Blue Nile, Inc.*.............................    745      30,031
        DrugMax, Inc.*............................... 15,175      18,210

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            INTERNET & CATALOG RETAIL - CONTINUED
            Insight Enterprises, Inc.*........... 1,002  $    19,649
            NetFlix, Inc.*.......................   655       17,724
            Submarino SA*........................ 2,280       40,514
            ValueVision Media, Inc.*............. 3,475       43,785
                                                         -----------
                                                             171,422
                                                         -----------
            INTERNET SOFTWARE & SERVICES - 5.4%
            Arbinet-thexchange, Inc.*............    34          238
            Blue Coat Systems, Inc.*.............   339       15,499
            CNET Networks, Inc.*................. 1,474       21,653
            DealerTrack Holdings, Inc.*..........   685       14,371
            Digital Insight Corp.*...............   500       16,010
            Digitas, Inc.*....................... 1,236       15,475
            EarthLink, Inc.*.....................   699        7,766
            eCollege.com, Inc.*..................   436        7,861
            Equinix, Inc.*.......................   965       39,334
            GSI Commerce, Inc.*.................. 1,725       26,030
            Infocrossing, Inc.*.................. 4,849       41,750
            j2 Global Communications, Inc.*......   196        8,377
            LivePerson, Inc.*.................... 5,825       32,678
            NETGEAR, Inc.*.......................   521       10,029
            TechTeam Global, Inc.*............... 1,490       14,960
            United Online, Inc...................   494        7,025
            ValueClick, Inc.*.................... 2,300       41,653
            WebEx Communications, Inc.*..........   371        8,025
                                                         -----------
                                                             328,734
                                                         -----------
            IT CONSULTING & SERVICES - 0.8%
            Anteon International Corp.*..........   390       21,197
            Covansys Corp.*......................   615        8,370
            Perot Systems Corp. - Class A*.......   541        7,650
            Workstream, Inc.*.................... 8,475       13,975
                                                         -----------
                                                              51,192
                                                         -----------
            LEISURE EQUIPMENT & PRODUCTS - 1.9%
            Leapfrog Enterprises, Inc.*..........   242        2,819
            Marvel Entertainment, Inc.*.......... 2,195       35,954
            Oakley, Inc..........................   651        9,563
            Polaris Industries, Inc..............   580       29,116
            RC2 Corp.*...........................   296       10,514
            WMS Industries, Inc.*................ 1,165       29,230
                                                         -----------
                                                             117,196
                                                         -----------
            MACHINERY - 1.8%
            Applied Industrial Technologies, Inc.   421       14,184
            JLG Industries, Inc..................   255       11,643
            Joy Global, Inc......................   126        5,040
            Lincoln Electric Holdings, Inc.......   308       12,215
            Manitowoc Co., Inc. (The)............   362       18,180
            Reliance Steel & Aluminum Co.........   354       21,636
            Terex Corp.*.........................   183       10,870
            Wabtec Corp..........................   655       17,620
                                                         -----------
                                                             111,388
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            MARINE - 0.1%
            Kirby Corp.*.........................    108 $     5,634
                                                         -----------
            MEDIA - 2.6%
            Catalina Marketing Corp..............    600      15,210
            Genius Products, Inc.*............... 13,760      27,795
            Harris Interactive, Inc.*............  2,745      11,831
            Lions Gate Entertainment Corp.*......  5,585      42,893
            Playboy Enterprises, Inc. - Class B*.    840      11,668
            Sonic Solutions, Inc.*...............  1,725      26,065
            Thomas Nelson, Inc...................    527      12,990
            TiVo, Inc.*..........................  1,892       9,687
                                                         -----------
                                                             158,139
                                                         -----------
            METALS & MINING - 0.8%
            Allegheny Technologies, Inc..........    474      17,102
            Birch Mountain Resources, Ltd.*......  2,120      15,200
            Century Aluminum Co.*................    333       8,728
            Cleveland-Cliffs, Inc................     78       6,909
            Quanex Corp..........................     67       3,348
                                                         -----------
                                                              51,287
                                                         -----------
            OIL & GAS - 3.8%
            Bill Barrett Corp.*..................    285      11,004
            Callon Petroleum Co.*................    605      10,678
            Carrizo Oil & Gas, Inc.*.............    540      13,343
            Clayton Williams Energy, Inc.*.......    390      16,279
            Edge Petroleum Corp.*................    332       8,270
            Frontier Oil Corp....................    497      18,652
            Gasco Energy, Inc.*..................  2,195      14,333
            Helmerich & Payne, Inc...............    204      12,630
            Holly Corp...........................    121       7,123
            KCS Energy, Inc.*....................    784      18,989
            Remington Oil & Gas Corp.*...........    333      12,155
            Synenco Energy, Inc. - Class A*......    943      13,782
            W&T Offshore, Inc....................    386      11,348
            Western Oil Sands, Inc. - Class A*...  2,658      63,398
                                                         -----------
                                                             231,984
                                                         -----------
            PERSONAL PRODUCTS - 0.4%
            NBTY, Inc.*..........................    599       9,734
            Parlux Fragrances, Inc.*.............    400      12,212
                                                         -----------
                                                              21,946
                                                         -----------
            PHARMACEUTICALS - 3.5%
            Adams Respiratory Therapeutics, Inc.*    420      17,077
            Alpharma, Inc. - Class A.............    670      19,102
            Coley Pharmaceutical Group, Inc.*....    220       3,335
            Connetics Corp.*.....................    573       8,280
            Cubist Pharmaceuticals, Inc.*........  2,583      54,889
            Idenix Pharmaceuticals, Inc.*........    401       6,861
            K-V Pharmaceutical Co. - Class A*....    850      17,510
            Kos Pharmaceuticals, Inc.*...........    202      10,449
            MGI Pharma, Inc.*....................  1,375      23,595

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           MWI Veterinary Supply, Inc.*...........   385  $     9,937
           New River Pharmaceuticals, Inc.*.......   300       15,564
           Pharmion Corp.*........................   655       11,639
           Renovis, Inc.*.........................   263        4,024
           Salix Pharmaceuticals, Ltd.*...........   670       11,779
                                                          -----------
                                                              214,041
                                                          -----------
           REAL ESTATE - 1.8%
           Alexandria Real Estate Equities, Inc...    57        4,589
           American Home Mortgage Investment Corp.
             (REIT)...............................   192        6,253
           Brookfield Homes Corp..................   166        8,255
           Corrections Corporation of America*....    90        4,047
           Digital Realty Trust, Inc. (REIT)......   615       13,918
           Jones Lang LaSalle, Inc................   608       30,613
           Kilroy Realty Corp. (REIT).............   261       16,156
           RAIT Investment Trust (REIT)...........   421       10,912
           Sovran Self Storage, Inc. (REIT).......   240       11,273
                                                          -----------
                                                              106,016
                                                          -----------
           RETAIL - SPECIALTY - 3.6%
           Aaron Rents, Inc.......................   554       11,679
           America's Car-Mart, Inc.*..............   380        6,278
           Charlotte Russe Holding, Inc.*.........   210        4,374
           Children's Place Retail Stores, Inc.*..   341       16,852
           Guitar Center, Inc.*...................   178        8,902
           Gymboree Corp. (The)*.................. 2,228       52,135
           Hughes Supply, Inc.....................   122        4,374
           Jos. A. Bank Clothiers, Inc.*..........   390       16,930
           Pacific Sunwear of California, Inc.*...   900       22,428
           Rush Enterprises, Inc. Class A*........   189        2,812
           Select Comfort Corp.*..................   674       18,434
           Sports Authority, Inc.*................   371       11,549
           Talbots, Inc. (The)....................   210        5,842
           Under Armour, Inc. - Class A*..........   145        5,555
           Zumiez, Inc.*..........................   765       33,063
                                                          -----------
                                                              221,207
                                                          -----------
           ROAD & RAIL - 1.4%
           Genesee & Wyoming, Inc. - Class A*.....   318       11,941
           Landstar System, Inc...................   173        7,221
           Old Dominion Freight Line, Inc.*.......   507       13,679
           Pacer International, Inc............... 1,492       38,881
           Sirva, Inc.*........................... 1,282       10,256
                                                          -----------
                                                               81,978
                                                          -----------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
           Cohu, Inc..............................   527       12,052
           Cymer, Inc.*...........................   521       18,501
           Diodes, Inc.*..........................   509       15,804
           DSP Group, Inc.*.......................   563       14,109
           FormFactor, Inc.*......................   310        7,573

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Kulicke & Soffa Industries, Inc.*..............   732  $     6,471
       Microsemi Corp.*...............................   764       21,132
       Microtune, Inc.*...............................   729        3,040
       MIPS Technologies, Inc.*....................... 1,420        8,066
       MKS Instruments, Inc.*.........................   350        6,262
       ON Semiconductor Corp.*........................ 2,401       13,278
       PortalPlayer, Inc.*............................   519       14,698
       Rudolph Technologies, Inc.*.................... 1,095       14,104
       Silicon Storage Technology, Inc.*..............   743        3,752
       Sunpower Corp.*................................    90        3,059
       Supertex, Inc.*................................   218        9,646
       Varian Semiconductor Equipment Associates,
         Inc.*........................................   359       15,771
       Zoran Corp.*...................................   915       14,832
                                                              -----------
                                                                  202,150
                                                              -----------
       SOFTWARE - 9.1%
       Advent Software, Inc.*.........................   500       14,455
       American Reprographics Co.*.................... 1,040       26,426
       Blackbaud, Inc................................. 1,435       24,510
       Cerner Corp.*..................................   234       21,273
       Dendrite International, Inc.*..................   803       11,571
       Emageon, Inc.*.................................   655       10,415
       Epicor Software Corp.*......................... 1,179       16,659
       EPIQ Systems, Inc.*............................   700       12,978
       Inter-Tel, Inc.................................   558       10,920
       Intervoice, Inc.*..............................   518        4,123
       MapInfo Corp.*.................................   901       11,362
       Mentor Graphics Corp.*.........................   962        9,947
       Merge Technologies, Inc.*......................   497       12,445
       MICROS Systems, Inc.*..........................   670       32,374
       Microstrategy, Inc. - Class A*.................   192       15,886
       MRO Software, Inc.*............................   598        8,396
       Open Solutions, Inc.*.......................... 1,645       37,703
       Progress Software Corp.*.......................   395       11,210
       Quest Software, Inc.*.......................... 2,601       37,949
       Secure Computing Corp.*........................   674        8,263
       TALX Corp...................................... 2,212      101,111
       THQ, Inc.*.....................................   738       17,601
       Transaction Systems Architects, Inc. - Class A*   521       15,000
       Ultimate Software Group, Inc.*................. 3,245       61,882
       Vocus, Inc.*...................................   505        5,262
       Wind River Systems, Inc.*......................   965       14,253
                                                              -----------
                                                                  553,974
                                                              -----------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          Golden Telecom, Inc......................   248  $     6,438
          Premiere Global Services, Inc.*..........   866        7,041
                                                           -----------
                                                                13,479
                                                           -----------

          TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
          Dobson Communications Corp. - Class A*... 1,130        8,475
          Syniverse Holdings, Inc.*................   351        7,336
          UbiquiTel, Inc.*......................... 2,545       25,170
                                                           -----------
                                                                40,981
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 3.4%
          Carter's, Inc.*.......................... 1,149       67,619
          Deckers Outdoor Corp.*...................   359        9,916
          Oxford Industries, Inc...................   219       11,979
          Phillips-Van Heusen Corp.................   437       14,159
          Quiksilver, Inc.*........................ 4,730       65,463
          Volcom, Inc.*............................ 1,125       38,261
                                                           -----------
                                                               207,397
                                                           -----------
          TRADING COMPANIES & DISTRIBUTORS - 0.6%
          Beacon Roofing Supply, Inc.*.............   675       19,393
          Navarre Corp.*...........................   391        2,162
          WESCO International, Inc.*...............   366       15,639
                                                           -----------
                                                                37,194
                                                           -----------
          Total Common Stocks
          (Cost $5,439,514)                                  5,894,035
                                                           -----------

          PREFERRED STOCK - 0.5%
          TRANSPORTATION - 0.5%
          All America Latina Logistica SA
            (Cost - $26,409).......................   700       29,897
                                                           -----------

          TOTAL INVESTMENTS - 97.5%
          (Cost $5,465,923)                                  5,923,932

          Other Assets and Liabilities (net) - 2.5%            151,037
                                                           -----------

          TOTAL NET ASSETS - 100.0%                        $ 6,074,969
                                                           ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.2%
         AEROSPACE & DEFENSE - 3.4%
         AAR Corp.*...............................      659 $    15,783
         Aeroflex, Inc.*..........................    4,435      47,676
         Applied Signal Technology, Inc...........    1,050      23,835
         Armor Holdings, Inc.*....................      388      16,548
         Curtiss-Wright Corp......................      450      24,570
         DRS Technologies, Inc....................      881      45,301
         Esterline Technologies Corp.*............      220       8,182
                                                            -----------
                                                                181,895
                                                            -----------
         AIRLINES - 0.5%
         Mesa Air Group, Inc.*....................    1,553      16,244
         Republic Airways Holdings, Inc.*.........      694      10,549
                                                            -----------
                                                                 26,793
                                                            -----------
         AUTO COMPONENTS - 0.9%
         Aftermarket Technology Corp.*............      686      13,336
         ArvinMeritor, Inc........................      621       8,936
         Commercial Vehicle Group, Inc.*..........      178       3,343
         Goodyear Tire & Rubber Co.*..............      855      14,860
         Noble International, Ltd.................      325       6,773
         Visteon Corp.*...........................      304       1,903
                                                            -----------
                                                                 49,151
                                                            -----------
         BANKS - 7.4%
         Accredited Home Lenders Holding Co.*.....       64       3,173
         AmericanWest Bancorp*....................      378       8,932
         BancFirst Corp...........................      136      10,744
         Berkshire Hills Bancorp, Inc.............      319      10,687
         Cardinal Financial Corp..................    1,066      11,726
         Central Pacific Financial Corp...........       71       2,550
         City Holding Co..........................      309      11,109
         Corus Bankshares, Inc....................      199      11,198
         First Bancorp............................      722       8,960
         First Citizens BancShares, Inc. - Class A       85      14,826
         First Community Bancorp of California....      268      14,571
         First Indiana Corp.......................      344      11,827
         First Niagara Financial Group, Inc.......    1,209      17,494
         First Republic Bank......................      357      13,213
         First State Bancorp......................      485      11,635
         FirstFed Financial Corp.*................      254      13,848
         Frontier Financial Corp..................       86       2,752
         Glacier Bancorp, Inc.....................      377      11,329
         Hanmi Financial Corp.....................      569      10,162
         Heartland Financial USA, Inc.............      547      11,870
         Independent Bank Corp....................      354       9,639
         ITLA Capital Corp.*......................       59       2,882
         Mercantile Bank Corp.....................      185       7,123
         Oriental Financial Group, Inc............      673       8,318
         Placer Sierra Bancshares.................      337       9,338
         Prosperity Bancshares, Inc...............      418      12,013
         R&G Financial Corp. - Class B............    1,850      24,420

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       Seacoast Banking Corp. of Florida..............   488  $    11,200
       Southwest Bancorp of Oklahoma, Inc.............   451        9,020
       Sterling Financial Corp. of Spokane............   600       14,988
       SVB Financial Group*...........................   192        8,993
       TierOne Corp...................................   418       12,293
       UMB Financial Corp.............................   217       13,869
       Umpqua Holdings Corp...........................   547       15,606
       Union Bankshares Corp..........................   266       11,465
       WesBanco, Inc..................................   408       12,407
                                                              -----------
                                                                  396,180
                                                              -----------
       BIOTECHNOLOGY - 1.0%
       Albany Molecular Research, Inc.*...............   253        3,074
       Applera Corp. - Celera Genomics Group*.........   784        8,593
       Charles River Laboratories International, Inc.*   550       23,303
       Savient Pharmaceuticals, Inc. *................ 1,893        7,080
       Tanox, Inc.*...................................   780       12,769
                                                              -----------
                                                                   54,819
                                                              -----------
       BUILDING PRODUCTS - 0.5%
       Beazer Homes USA, Inc..........................   118        8,595
       Griffon Corp.*.................................   200        4,762
       Lennox International, Inc......................   438       12,352
                                                              -----------
                                                                   25,709
                                                              -----------
       CHEMICALS - 1.2%
       Georgia Gulf Corp..............................   700       21,294
       H.B. Fuller Co.................................   430       13,790
       NewMarket Corp.*...............................   378        9,246
       PolyOne Corp.*................................. 1,442        9,272
       Silgan Holdings, Inc...........................    68        2,456
       Westlake Chemical Corp.........................   300        8,643
                                                              -----------
                                                                   64,701
                                                              -----------
       COMMERCIAL SERVICES & SUPPLIES - 6.3%
       Aleris International, Inc.*.................... 1,200       38,688
       Aviall, Inc.*.................................. 1,400       40,320
       CDI Corp.......................................   356        9,754
       Central Parking Corp...........................   704        9,659
       Clark, Inc.....................................   714        9,461
       Covanta Holding Corp.*......................... 1,100       16,566
       Electro Rent Corp.*............................   749       11,168
       Ennis, Inc.....................................   670       12,174
       Headwaters, Inc.*..............................   250        8,860
       HMS Holdings Corp.*............................ 5,650       43,222
       MAXIMUS, Inc...................................   338       12,401
       MoneyGram International, Inc...................   378        9,858
       Nobel Learning Communities, Inc.*.............. 3,600       33,984
       PHH Corp.*.....................................   440       12,329
       Quanta Services, Inc.*......................... 1,300       17,121
       SOURCECORP, Inc.*..............................   478       11,462
       WCA Waste Corp.*............................... 5,050       39,895
                                                              -----------
                                                                  336,922
                                                              -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMMUNICATIONS EQUIPMENT - 2.2%
          Avocent Corp.*...........................   330  $     8,973
          Black Box Corp...........................   101        4,785
          CommScope, Inc.*......................... 3,365       67,737
          Emulex Corp. *...........................   754       14,922
          Foundry Networks, Inc.*..................   341        4,709
          McData Corp.*............................   798        3,032
          Powerwave Technologies, Inc.*............   912       11,464
          UTStarcom, Inc.*.........................   163        1,314
                                                           -----------
                                                               116,936
                                                           -----------
          COMPUTERS & PERIPHERALS - 1.3%
          Electronics for Imaging, Inc.*...........   114        3,033
          Imation Corp.............................   370       17,046
          Intergraph Corp.*........................   302       15,043
          Komag, Inc.*.............................   926       32,095
                                                           -----------
                                                                67,217
                                                           -----------
          CONSTRUCTION & MATERIALS - 3.2%
          EMCOR Group, Inc.*.......................   736       49,702
          Perini Corp.*............................   500       12,075
          Texas Industries, Inc....................   254       12,659
          URS Corp.*............................... 1,588       59,725
          Walter Industries, Inc...................   700       34,804
                                                           -----------
                                                               168,965
                                                           -----------
          CONTAINERS & PACKAGING - 0.5%
          Crown Holdings, Inc.*....................   198        3,867
          Jarden Corp.*............................   289        8,713
          Myers Industrials, Inc...................   852       12,422
                                                           -----------
                                                                25,002
                                                           -----------
          ELECTRIC UTILITIES - 2.4%
          Allegheny Energy, Inc....................   800       25,320
          Avista Corp..............................   730       12,928
          Black Hills Corp.........................   328       11,352
          Cleco Corp...............................   608       12,677
          El Paso Electric Co.*....................   412        8,669
          NGP Capital Resources Co................. 1,517       19,918
          NorthWestern Corp........................   256        7,954
          Otter Tail Corp..........................   454       13,157
          Sierra Pacific Resources*................ 1,036       13,509
                                                           -----------
                                                               125,484
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.4%
          AO Smith Corp............................    38        1,334
          Encore Wire Corp.*.......................   267        6,077
          General Cable Corp.*..................... 1,900       37,430
          Regal-Beloit Corp........................   381       13,487
          Thomas & Betts Corp.*....................   340       14,267
                                                           -----------
                                                                72,595
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
          Anixter International, Inc............... 1,651       64,587
          Checkpoint Systems, Inc.*................   323        7,962

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        MTS System Corp..............................   114  $     3,949
        Park Electrochemical Corp....................   432       11,223
        PerkinElmer, Inc............................. 1,650       38,874
        ScanSource, Inc.*............................   500       27,340
        Veeco Instruments, Inc.*.....................   203        3,518
                                                             -----------
                                                                 157,453
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 2.6%
        Cal Dive International, Inc.*................   800       28,712
        Grey Wolf, Inc.*............................. 3,350       25,896
        Lufkin Industries, Inc.......................    74        3,690
        NATCO Group, Inc.*........................... 1,400       28,644
        NS Group, Inc.*..............................   500       20,905
        Oil States International, Inc.*..............   928       29,399
                                                             -----------
                                                                 137,246
                                                             -----------
        FINANCIAL - DIVERSIFIED - 3.5%
        Apollo Investment Corp.......................   777       13,932
        ASTA Funding, Inc............................   121        3,308
        Commercial Capital Bancorp, Inc..............   594       10,169
        CBIZ, Inc.*..................................   932        5,611
        CompuCredit Corp.*...........................   209        8,042
        Doral Financial Corp.........................   191        2,025
        Federal Agricultural Mortgage Corp. - Class C   505       15,115
        Jackson Hewitt Tax Service, Inc..............   112        3,103
        Labranche & Co., Inc.*.......................   565        5,712
        Piper Jaffray Cos.*..........................   420       16,968
        Prospect Energy Corp......................... 2,193       33,267
        Tortoise Energy Capital Corp................. 1,700       37,808
        Tortoise Energy Infrastructure Corp..........   824       22,273
        WSFS Financial Corp..........................   143        8,759
                                                             -----------
                                                                 186,092
                                                             -----------
        FOOD & DRUG RETAILING - 0.8%
        Casey's General Stores, Inc..................   628       15,574
        Longs Drug Stores Corp.......................    61        2,220
        Ruddick Corp.................................   485       10,321
        Smart & Final, Inc.*.........................   341        4,392
        Terra Industries, Inc.*...................... 1,573        8,809
                                                             -----------
                                                                  41,316
                                                             -----------
        FOOD PRODUCTS - 1.3%
        Central Garden and Pet Co.*..................   171        7,855
        Chiquita Brands International, Inc........... 1,483       29,675
        Corn Products International, Inc.............   700       16,723
        Hain Celestial Group, Inc.*..................   600       12,696
        J&J Snack Foods Corp.........................    58        3,446
                                                             -----------
                                                                  70,395
                                                             -----------
        GAS UTILITIES - 1.9%
        Energen Corp.................................   262        9,516
        Laclede Group Inc. (The).....................    86        2,512
        Northwest Natural Gas Co.....................    65        2,222

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         GAS UTILITIES - CONTINUED
         South Jersey Industries, Inc...............   404  $    11,772
         Southern Union Co.*........................ 2,600       61,438
         Southwest Gas Corp.........................   547       14,441
                                                            -----------
                                                                101,901
                                                            -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
         Adeza Biomedical Corp.*.................... 2,000       42,100
         Beckman Coulter, Inc.......................   600       34,140
         Cooper Cos., Inc. (The)....................   700       35,910
         DJ Orthopedics, Inc.*......................   330        9,102
         Greatbatch, Inc.*..........................   433       11,262
         Hanger Orthopedic Group, Inc.*............. 3,600       20,556
         Kinetic Concepts, Inc.*.................... 1,500       59,640
         Molecular Devices Corp.*...................   346       10,010
         STERIS Corp................................   209        5,229
                                                            -----------
                                                                227,949
                                                            -----------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Genesis HealthCare Corp.*..................    67        2,447
         Kindred Healthcare, Inc.*..................   250        6,440
         LifePoint Hospitals, Inc.*.................   850       31,875
         Odyssey HealthCare, Inc.*..................   149        2,777
         Option Care, Inc........................... 1,600       21,376
         Pediatrix Medical Group, Inc.*.............   131       11,603
         Radiation Therapy Services, Inc.*..........   208        7,345
         Stewart Enterprises, Inc................... 1,640        8,872
                                                            -----------
                                                                 92,735
                                                            -----------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Bluegreen Corp.*...........................   141        2,228
         Century Casinos, Inc.*..................... 3,000       25,800
         Dominos Pizza, Inc.........................   569       13,770
         Lakes Entertainment, Inc.*................. 3,200       21,280
         Lone Star Steakhouse & Saloon, Inc.........   347        8,238
         Multimedia Games, Inc.*.................... 1,048        9,694
         Sunterra Corp.*............................   600        8,532
         Vail Resorts, Inc.*........................   438       14,467
                                                            -----------
                                                                104,009
                                                            -----------
         HOUSEHOLD DURABLES - 0.6%
         CSS Industries, Inc........................   125        3,841
         Fleetwood Enterprises, Inc.*...............   720        8,892
         Stanley Furniture Co., Inc.................   266        6,166
         WCI Communities, Inc.*.....................   420       11,277
                                                            -----------
                                                                 30,176
                                                            -----------
         INDUSTRIAL - DIVERSIFIED - 0.2%
         Chemed Corp................................   246       12,221
                                                            -----------
         INSURANCE - 5.8%
         Alfa Corp..................................   729       11,737
         American Equity Investment Life Holding Co.   171        2,232
         AmerUs Group Co............................   113        6,404
         Arch Capital Group, Ltd.*..................   800       43,800

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          INSURANCE - CONTINUED
          Aspen Insurance Holdings, Ltd........... 1,100  $    26,037
          Delphi Financial Group - Class A........   241       11,088
          Endurance Specialty Holdings, Ltd.......   650       23,302
          FBL Financial Group, Inc. - Class A.....   253        8,301
          Harleysville Group, Inc.................   189        5,009
          Horace Mann Educators Corp..............   667       12,646
          Odyssey Re Holdings Corp................ 1,100       27,588
          Ohio Casualty Corp......................   360       10,195
          Philadelphia Consolidated Holding Corp.*    61        5,898
          Phoenix, Cos., Inc...................... 1,093       14,909
          Platinum Underwriters Holdings, Ltd.....   900       27,999
          ProAssurance Corp.*.....................    40        1,946
          Quanta Capital Holdings, Ltd.*.......... 6,900       35,190
          RLI Corp................................   154        7,680
          Safety Insurance Group, Inc.............   450       18,166
          U.S.I. Holdings Corp.*..................   998       13,742
                                                          -----------
                                                              313,869
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Keynote Systems, Inc.*..................   505        6,489
          SonicWALL, Inc.*........................ 1,539       12,189
          United Online, Inc...................... 3,063       43,556
                                                          -----------
                                                               62,234
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          JAKKS Pacific, Inc.*....................   309        6,470
          MarineMax, Inc.*........................    89        2,810
          Oakley, Inc.............................   144        2,115
          RC2 Corp.*..............................   146        5,186
                                                          -----------
                                                               16,581
                                                          -----------
          MACHINERY - 4.5%
          AGCO Corp.*.............................   883       14,631
          Albany International Corp. - Class A....   404       14,609
          Applied Industrial Technologies, Inc....   140        4,717
          Barnes Group, Inc.......................   332       10,956
          Bucyrus International, Inc. - Class A...   350       18,445
          Gardner Denver, Inc.*...................   100        4,930
          Insteel Industries, Inc................. 2,400       39,744
          Lincoln Electric Holdings, Inc..........   411       16,300
          NACCO Industries Inc. - Class A.........    35        4,100
          Reliance Steel & Aluminum Co............   243       14,852
          Terex Corp.*............................   832       49,421
          Trinity Industries, Inc.................   378       16,659
          Watts Water Technologies, Inc. - Class A 1,100       33,319
                                                          -----------
                                                              242,683
                                                          -----------
          MEDIA - 0.8%
          Gray Television, Inc....................   656        6,442
          R.H. Donnelley Corp.*...................   135        8,319
          Radio One, Inc. - Class D*..............   772        7,990
          Scholastic Corp.*.......................   364       10,377
          World Wrestling Entertainment, Inc......   632        9,278
                                                          -----------
                                                               42,406
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           METALS & MINING - 6.0%
           AM Castle & Co.*.......................  1,200 $    26,208
           Cameco Corp............................    900      57,051
           Carpenter Technology Corp..............    125       8,809
           Commercial Metals Co...................    159       5,969
           Foundation Coal Holdings, Inc..........    339      12,882
           Northwest Pipe Co.*....................  1,000      26,800
           Oregon Steel Mills, Inc.*..............  2,100      61,782
           Quanex Corp............................    126       6,296
           RTI International Metals, Inc.*........  1,600      60,720
           Ryerson Tull, Inc......................    602      14,640
           Steel Dynamics, Inc....................     74       2,628
           Uranium Resources, Inc.*............... 25,300      16,698
           Yamana Gold Inc.*......................  2,600      17,186
                                                          -----------
                                                              317,669
                                                          -----------
           OIL & GAS - 7.8%
           Atwood Oceanics, Inc.*.................    300      23,409
           Carrizo Oil & Gas, Inc.*...............  1,000      24,710
           Cimarex Energy Co.*....................    440      18,924
           Denbury Resources, Inc.*...............    600      13,668
           Edge Petroleum Corp.*..................    451      11,234
           GMX Resources Inc.*....................    900      32,400
           Grant Prideco, Inc.*...................    600      26,472
           Helmerich & Payne, Inc.................    166      10,277
           Holly Corp.............................    400      23,548
           Oceaneering International, Inc.*.......    219      10,902
           Parallel Petroleum Corp.*..............  2,500      42,525
           Patterson-UTI Energy, Inc..............    800      26,360
           Petrohawk Energy Corp.*................  2,400      31,728
           Pioneer Drilling Co.*..................  1,400      25,102
           RPC, Inc...............................    509      13,394
           Stone Energy Corp.*....................    250      11,382
           Swift Energy Co.*......................    327      14,738
           Tidewater, Inc.........................    800      35,568
           TransMontaigne, Inc.*..................  1,138       7,511
           W&T Offshore, Inc......................    429      12,613
                                                          -----------
                                                              416,465
                                                          -----------
           PAPER & FOREST PRODUCTS - 0.2%
           Glatfelter.............................    777      11,026
                                                          -----------
           PERSONAL PRODUCTS - 0.1%
           NBTY, Inc.*............................    486       7,898
                                                          -----------
           PHARMACEUTICALS - 1.0%
           Alpharma, Inc., - Class A..............    515      14,683
           Par Pharmaceutical Cos., Inc.*.........  1,150      36,041
                                                          -----------
                                                               50,724
                                                          -----------
           REAL ESTATE - 8.2%
           Aames Investment Corp. (REIT)..........  2,900      18,734
           American Home Mortgage Investment Corp.
             (REIT)...............................    330      10,748

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          REAL ESTATE - CONTINUED
          Anthracite Capital, Inc. (REIT)......... 1,074  $    11,309
          Arbor Realty Trust, Inc. (REIT).........   352        9,124
          Ashford Hospitality Trust, Inc. (REIT)..   638        6,693
          BioMed Realty Trust, Inc. (REIT)........   101        2,464
          Brookfield Homes Corp...................   155        7,708
          Colonial Properties Trust (REIT)........   293       12,300
          Commercial Net Lease Realty, Inc. (REIT)   625       12,731
          Digital Realty Trust, Inc. (REIT).......   281        6,359
          Entertainment Properties Trust (REIT)...   284       11,573
          Equity Inns, Inc. (REIT)................   937       12,696
          Equity One, Inc. (REIT).................   598       13,826
          FelCor Lodging Trust, Inc. (REIT).......   865       14,887
          First Potomac Realty Trust (REIT).......   438       11,651
          GMH Communities Trust (REIT)............ 1,500       23,265
          Gramercy Capital Corp. (REIT)...........   456       10,388
          Impac Mortgage Holdings, Inc. (REIT)....   631        5,938
          Innkeepers USA Trust (REIT).............   849       13,584
          Kilroy Realty Corp. (REIT)..............   254       15,723
          KKR Financial Corp. (REIT).............. 1,300       31,187
          LaSalle Hotel Properties (REIT).........   380       13,954
          MeriStar Hospitality Corp. (REIT)*...... 1,542       14,495
          Newcastle Investment Corp. (REIT)....... 1,400       34,790
          Novastar Financial, Inc. (REIT)......... 1,700       47,787
          OMEGA Healthcare Investors, Inc. (REIT).   390        4,910
          RAIT Investment Trust (REIT)............   395       10,238
          Saxon Capital, Inc. (REIT)..............   378        4,283
          Sovran Self Storage, Inc. (REIT)........   261       12,259
          Strategic Hotel Capital, Inc. (REIT)....   182        3,745
          Sunstone Hotel Investors, Inc. (REIT)...   460       12,222
          Trammell Crow Co.*......................   547       14,030
                                                          -----------
                                                              435,601
                                                          -----------
          RETAIL - MULTILINE - 0.4%
          Bon-Ton Stores, Inc. (The)..............   600       11,478
          Burlington Coat Factory Warehouse Corp..   198        7,962
                                                          -----------
                                                               19,440
                                                          -----------
          RETAIL - SPECIALTY - 2.1%
          Buckle, Inc.............................   267        8,608
          Conn's, Inc.*...........................   300       11,061
          Genesco. Inc.*..........................   239        9,271
          Group 1 Automotive, Inc.*...............   424       13,326
          Hughes Supply, Inc...................... 1,099       39,399
          Lithia Motors, Inc. - Class A...........   327       10,281
          Men's Wearhouse, Inc.*..................   288        8,479
          Sports Authority, Inc.*.................   341       10,615
          United Rentals, Inc.*...................   113        2,643
                                                          -----------
                                                              113,683
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          ROAD & RAIL - 0.5%
          Arkansas Best Corp.......................   361  $    15,768
          Dollar Thrifty Automotive Group*.........    67        2,417
          Sirva, Inc.*............................. 1,030        8,240
                                                           -----------
                                                                26,425
                                                           -----------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
          Cohu, Inc................................   411        9,400
          Conexant System, Inc.*................... 2,678        6,052
          Credence Systems Corp.*.................. 1,103        7,677
          Entegris, Inc.*..........................   673        6,340
          Integrated Silicon Solutions, Inc.*...... 1,175        7,567
          MKS Instruments, Inc.*...................   651       11,646
          PortalPlayer, Inc.*......................   177        5,013
          Standard Microsystems Corp.*.............   215        6,168
          Zoran Corp.*.............................   761       12,336
                                                           -----------
                                                                72,199
                                                           -----------
          SOFTWARE - 0.8%
          Magma Design Automation, Inc*............   403        3,389
          Nuance Communications, Inc.*............. 1,919       14,642
          Open Solutions, Inc.*....................   113        2,590
          Progress Software Corp.*.................    93        2,639
          TALX Corp................................   380       17,370
          THQ, Inc.*...............................   134        3,196
                                                           -----------
                                                                43,826
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
          Cincinnati Bell, Inc.*................... 2,451        8,603
          CT Communications, Inc...................   900       10,926
          Golden Telecom, Inc......................   378        9,813
          RCN Corp.*...............................   486       11,397
                                                           -----------
                                                                40,739
                                                           -----------
          TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
          InPhonic, Inc.*.......................... 1,900       16,511
          Price Communications Corp.*..............   783       11,643
          USA Mobility, Inc.*......................   169        4,685
                                                           -----------
                                                                32,839
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Phillips-Van Heusen Corp.................   227        7,355
          Russell Corp.............................   573        7,713
          Steven Madden, Ltd.*.....................   184        5,378
          Stride Rite Corp.........................   749       10,156
          Wellman, Inc.............................   869        5,892
                                                           -----------
                                                                36,494
                                                           -----------
          TOBACCO - 0.1%
          Alliance One International, Inc.......... 1,948        7,597
                                                           -----------
          Total Common Stocks
          (Cost $4,847,041)                                  5,184,260
                                                           -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 6.9%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $121,017 on 01/03/06
       collateralized by 90,000 U.S. Treasury Bond
       7.875% due 02/15/21 with a value of
       $123,750 (Cost - $121,000).................. $ 121,000 $   121,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $248,036 on 01/03/06
       collateralized by 185,000 U.S. Treasury Bond
       8.125% due 08/15/19 with a value of
       $257,381 (Cost - $248,000)..................   248,000     248,000
                                                              -----------
     Total Short-Term Investment
     (Cost $369,000)                                              369,000
                                                              -----------

     TOTAL INVESTMENTS - 104.1%
     (Cost $5,216,041)                                          5,553,260

     Other Assets and Liabilities (net) - (4.1)%                 (220,758)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $ 5,332,502
                                                              ===========

* Non-income producing security.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   DOMESTIC BONDS & DEBT SECURITIES - 55.1%
   AEROSPACE & DEFENSE - 0.8%
   Northrop Grumman Corp.
     4.079%, due 11/16/06...................... $   1,100,000 $    1,091,733
    7.125%, due 02/15/11.......................       400,000        436,346
                                                              --------------
                                                                   1,528,079
                                                              --------------
   ASSET-BACKED SECURITIES - 2.1%
   California Infrastructure PG&E-1,
     Series 1997-1, Class A7
     6.420%, due 09/25/08......................       395,358        398,598
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2002-2, Class 1A5
     5.833%, due 04/25/32(a)...................     1,000,000      1,008,045
   Chase Issuance Trust, Series 2005-A4,
     Class A4 4.230%, due 01/15/13(a)..........       750,000        733,042
   Discover Card Master Trust I, Series 1996-3,
     Class A 6.050%, due 08/18/08..............     1,700,000      1,703,987
                                                              --------------
                                                                   3,843,672
                                                              --------------
   AUTOMOBLIES - 0.9%
   DaimlerChrysler North America
     Holding Corp.
     7.300%, due 01/15/12......................     1,300,000      1,404,424
   Ford Motor Co.
     7.450%, due 07/16/31......................       200,000        137,000
                                                              --------------
                                                                   1,541,424
                                                              --------------
   BANKS - 6.3%
   ABN AMRO Bank NV
     4.390%, due 05/11/07(a)...................     1,720,000      1,721,735
   Bank of America Corp.
     5.375%, due 06/15/14......................     1,000,000      1,018,223
   HSBC Bank USA
     5.875%, due 11/01/34......................       700,000        708,719
   Huntington National Bank
     4.650%, due 06/30/09......................       700,000        695,881
   Rabobank Capital Funding Trust III
     5.254%, due 12/31/16
     (144A)(a)(b)..............................       300,000        294,756
   RBS Capital Trust I
     4.709%, due 12/29/49(a)...................       500,000        475,956
   Royal Bank of Scotland Group Plc
     5.050%, due 01/08/15......................       800,000        795,642
   U.S. Bank North America
     2.870%, due 02/01/07......................     1,800,000      1,761,701
    4.950%, due 10/30/14.......................     1,000,000        991,242
   Wachovia Bank North America
     4.800%, due 11/01/14......................       500,000        486,129
    4.641%, due 11/03/14(a)....................     1,400,000      1,414,865
   Washington Mutual Bank FA.
     5.125%, due 01/15/15......................       900,000        880,911
                                                              --------------
                                                                  11,245,760
                                                              --------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BEVERAGES - 1.0%
      Bottling Group LLC
        4.625%, due 11/15/12................... $    700,000 $     691,161
      PepsiAmericas, Inc.
        4.875%, due 01/15/15...................    1,200,000     1,185,186
                                                             -------------
                                                                 1,876,347
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42(a)................    2,800,000     2,718,529
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 06/10/44...................    3,200,000     3,193,188
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ
         4.922%, due 01/15/42(a)...............    3,000,000     2,920,706
       Series 2005-LDP3, Class A4B
         4.996%, due 08/15/42(a)...............      850,000       836,700
      JP Morgan Chase Commercial Mortgage
        Securities Corp., Series 2005-LDP4,
        Class AM 4.999%, due 10/15/42(a).......      950,000       932,346
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ
        4.806%, due 02/15/40(a)................      900,000       869,712
                                                             -------------
                                                                11,471,181
                                                             -------------
      ELECTRIC UTILITIES - 4.1%
      Dominion Resources, Inc., Series F
        5.250%, due 08/01/33...................      700,000       687,538
      Pepco Holdings, Inc.
        5.500%, due 08/15/07...................    2,800,000     2,818,021
      SP PowerAssets, Ltd.
        5.000%, due 10/22/13 (144A)(b).........    1,700,000     1,701,396
      Xcel Energy, Inc.
        3.400%, due 07/01/08...................    2,200,000     2,121,451
                                                             -------------
                                                                 7,328,406
                                                             -------------
      FINANCIAL - DIVERSIFIED - 12.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 08/01/08 (144A)(b).........    1,000,000     1,021,638
      American General Finance Corp.
        3.875%, due 10/01/09...................    1,700,000     1,629,617
      Capital One Bank 5.000%, due
        06/15/09...............................    1,170,000     1,165,913
      Capital One Financial Corp.
        5.500%, due 06/01/15...................      500,000       497,978
      Caterpillar Financial Services
        4.700%, due 03/15/12...................    1,500,000     1,487,373
      Countrywide Financial Corp., Series A
        4.500%, due 06/15/10...................      900,000       874,480
      Countrywide Home Loans, Inc., Series L
        4.000%, due 03/22/11...................    1,330,000     1,252,893

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Credit Suisse First Boston USA, Inc.
        3.875%, due 01/15/09.................. $  1,100,000 $   1,068,578
       6.125%, due 11/15/11...................      600,000       630,619
      Ford Motor Credit Co.
        6.875%, due 02/01/06..................    1,900,000     1,895,951
       5.700%, due 01/15/10...................      200,000       170,159
      Glencore Funding LLC
        6.000%, due 04/15/14 (144A)(b)........      600,000       565,224
      Goldman Sachs Group, Inc.
        5.250%, due 10/15/13..................    2,100,000     2,102,814
      HSBC Finance Corp.
        6.375%, due 10/15/11..................    2,600,000     2,751,720
      JPMorgan Chase & Co.
        5.250%, due 05/01/15..................      800,000       797,122
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................    1,300,000     1,271,431
      Merrill Lynch & Co., Inc., Series C
        4.125%, due 09/10/09..................      700,000       679,776
       4.250%, due 02/08/10...................      700,000       681,538
       5.000%, due 01/15/15...................      700,000       690,724
      Morgan Stanley 5.050%, due 01/21/11.....    1,100,000     1,101,540
                                                            -------------
                                                               22,337,088
                                                            -------------
      FOOD & DRUG RETAILING - 1.8%
      Delhaize America, Inc.
        9.000%, due 04/15/31..................      300,000       354,185
      Fred Meyer, Inc. 7.450%, due 03/01/08...    1,300,000     1,355,247
      Safeway, Inc. 6.500%, due 03/01/11......    1,400,000     1,451,291
                                                            -------------
                                                                3,160,723
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 08/01/12....      700,000       764,724
                                                            -------------
      HOMEBUILDERS - 0.3%
      D.R. Horton, Inc.
        5.250%, due 02/15/15..................      600,000       564,683
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 2.4%
      General Electric Co.
        5.000%, due 02/01/13..................    2,400,000     2,402,292
      Tyco International Group S.A.
        6.125%, due 11/01/08..................    1,800,000     1,838,576
                                                            -------------
                                                                4,240,868
                                                            -------------
      INSURANCE - 1.7%
      Berkshire Hathaway Finance Corp.
        4.400%, due 05/16/08(a)...............      300,000       300,228
       4.750%, due 05/15/12...................      700,000       692,917
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      400,000       450,930
      MassMutual Global Funding II
        2.550%, due 07/15/08 (144A)(b)........    1,700,000     1,606,045
                                                            -------------
                                                                3,050,120
                                                            -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.2%
     Clear Channel Communications, Inc.
       4.400%, due 05/15/11.................... $    400,000 $     372,529
     Comcast Cable Communications, Inc.
       8.500%, due 05/01/27....................      900,000     1,107,066
     COX Communications, Inc.
       7.125%, due 10/01/12....................    1,500,000     1,609,371
     Liberty Media Corp.
       5.991%, due 09/17/06(a).................      879,000       885,206
     Time Warner, Inc.
       6.150%, due 05/01/07....................    3,600,000     3,645,821
                                                             -------------
                                                                 7,619,993
                                                             -------------
     OIL & GAS - 3.2%
     Anadarko Finance Co., Series B
       6.750%, due 05/01/11....................      700,000       758,203
     Consolidated Natural Gas Co.
       5.000%, due 12/01/14....................      300,000       291,568
     Cooper Cameron Corp.
       2.650%, due 04/15/07....................      400,000       386,865
     Devon Financing Corp. ULC
       6.875%, due 09/30/11....................    1,000,000     1,095,140
     Duke Capital LLC
       4.331%, due 11/16/06....................      700,000       695,272
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14....................      300,000       293,920
     Phelps Dodge Corp.
       8.750%, due 06/01/11....................      600,000       690,649
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08....................      750,000       783,750
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      700,000       681,903
                                                             -------------
                                                                 5,677,270
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.4%
     International Paper Co.
       5.300%, due 04/01/15....................      700,000       675,413
                                                             -------------
     PHARMACEUTICALS - 1.2%
     Wyeth 5.500%, due 02/01/14................    2,200,000     2,232,103
                                                             -------------
     REAL ESTATE - 1.6%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP
       4.750%, due 02/01/10....................      500,000       487,474
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      500,000       510,502
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      660,000       670,895
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      200,000       200,213
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................      250,000       267,677

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10................... $    300,000 $     292,745
       5.100%, due 06/15/15....................      300,000       290,682
                                                             -------------
                                                                 2,818,216
                                                             -------------
      SOFTWARE - 0.8%
      Computer Associates International, Inc.
        5.250%, due 12/01/09
        (144A)(a)(b)...........................    1,500,000     1,463,960
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a)................      600,000       765,400
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      700,000       730,819
      Sprint Capital Corp.
        6.125%, due 11/15/08...................    1,350,000     1,389,126
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10...................      700,000       667,323
                                                             -------------
                                                                 3,552,668
                                                             -------------
      TOBACCO - 1.0%
      Altria Group, Inc.
        5.625%, due 11/04/08...................    1,700,000     1,724,407
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $99,746,078)                                        98,717,105
                                                             -------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.8%
      Federal Home Loan Mortgage Corp.
        2.900%/7.000%, due 02/27/19(c).........    1,200,000     1,196,417
      Federal National Mortgage Assoc.
        1.750%, due 06/16/06...................    2,400,000     2,369,830
      Federal National Mortgage Assoc.
        2.000%/ 4.000%, due 02/09/07(c)........    2,600,000     2,579,226
      U.S. Treasury Bonds
        5.250%, due 02/15/29...................    1,100,000     1,200,676
      U.S. Treasury Notes
        2.875%, due 11/30/06...................   21,000,000    20,715,366
       2.750%, due 08/15/07....................    2,600,000     2,533,580
       4.000%, due 08/31/07....................   12,000,000    11,924,064
       4.125%, due 08/15/08 - 05/15/15.........   23,450,000    23,281,009
       3.375%, due 11/15/08....................    6,520,000     6,347,070
       3.875%, due 05/15/10....................      200,000       196,274
       4.250%, due 10/15/10 - 08/15/15.........    2,900,000     2,864,950
       4.500%, due 11/15/15....................    1,500,000     1,512,774
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $77,339,611)                                        76,721,236
                                                             -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 1.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at 2,041,454 on
        01/03/06 collateralized by 1,865,000
        U.S. Treasury Bond 5.250% due
        02/15/29 with a value $2,087,077
        (Cost - $2,041,000).................... $  2,041,000 $   2,041,000
                                                             -------------

      TOTAL INVESTMENTS - 99.1%
      (Cost $179,126,689)                                      177,479,341

      Other Assets and Liabilities (net) - 0.9%                  1,625,275
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 179,104,616
                                                             =============

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 3.71% of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Travelers Quality Bond Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        55.31%
                  AA                                       4.29
                  A                                       17.87
                  BBB                                     19.80
                  BB                                       2.73
                                                         ------
                  Total:                                 100.00%
                                                         ======


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.2%
      COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5,
        Class AJ 4.889%, due 11/15/37......... $  2,680,000 $   2,602,895
      Financing Corp. (FICO) Strips, Series 13
        5.229%, due 06/27/11..................   13,949,000    10,846,938
      GE Capital Commercial Mortgage Corp.
        5.333%, due 11/10/45..................    3,000,000     3,038,373
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-CBX, Class AJ
         4.951%, due 01/12/37.................    4,950,000     4,832,759
       Series 2005-CB12
         4.948%, due 09/12/37.................    6,350,000     6,221,389
       Series 2005-LDP4, Class AM
         4.999%, due 10/15/42.................    1,250,000     1,226,771
      LB-UBS Commercial Mortgage Trust, Series
        2004-C8, Class AJ
        4.858%, due 12/15/39..................    5,500,000     5,338,754
      Residential Funding Mortgage Securities
        4.750%, due 12/25/18..................    3,755,994     3,660,922
      Resolution Funding Corp. Strips
        3.447%, due 01/15/21..................   10,000,000     4,901,900
                                                            -------------
                                                               42,670,701
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $42,196,140)                                       42,670,701
                                                            -------------
      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.4%
      Federal Home Loan Mortgage Corp.
        4.000%, due 05/01/19..................      201,624       192,452
       5.000%, due 08/01/19-10/01/35..........   13,006,884    12,666,519
       8.500%, due 06/15/21...................      310,152       310,567
       8.000%, due 09/01/30...................       35,972        38,376
       7.500%, due 05/01/32...................      395,536       415,208
       4.500%, due 04/01/33-04/01/35..........    4,179,948     3,942,688
       5.500%, due 12/01/99(a)(b).............    2,800,000     2,774,626
      Federal National Mortgage Assoc.
        7.500%, due 02/01/16-11/01/29.........      282,620       296,956
       4.500%, due 05/01/19-04/01/20..........    5,924,070     5,774,316
       4.000%, due 08/01/19-05/01/33..........    2,510,684     2,357,356
       5.000%, due 10/01/20-11/01/35..........   16,787,292    16,285,237
       5.500%, due 09/01/24-12/01/35..........    5,691,257     5,677,234
       6.500%, due 12/01/27-05/01/32..........      769,896       790,987
       6.250%, due 05/15/29...................    3,000,000     3,545,580
       6.000%, due 04/01/35...................   11,683,728    11,804,822
       5.500%, due 12/01/99(a)(b).............   13,750,000    13,616,790
      Government National Mortgage Assoc.
        9.000%, due 08/15/08-09/15/09.........      203,813       213,897
       8.500%, due 03/15/18-05/15/18..........       55,247        59,908

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
     5.500%, due 09/15/34-12/15/35............. $  9,999,002 $  10,070,858
                                                             -------------
    Total U. S. Government Agency Mortgage
    Backed Securities
    (Cost $91,353,253)                                          90,834,377
                                                             -------------
    U. S. GOVERNMENT & AGENCY OBLIGATIONS - 47.8%
    National Archives Facility Trust, COP
      8.500%, due 09/01/19.....................    5,442,361     6,722,534
    Tennessee Valley Authority, 2000, Series G
      7.125%, due 05/01/30.....................    9,000,000    11,732,877
    U.S. Treasury Bond
      4.500%, due 11/15/15.....................    8,500,000     8,572,386
     8.875%, due 02/15/19......................    7,200,000    10,240,877
     6.250%, due 08/15/23......................   22,500,000    26,875,215
     6.875%, due 08/15/25......................    1,500,000     1,932,188
     5.250%, due 11/15/28......................   12,685,000    13,839,538
    U.S. Treasury Note
      4.125%, due 05/15/15.....................   28,800,000    28,177,891
    U.S. Treasury Strip
      3.725%, due 11/15/09.....................    7,500,000     6,317,797
     3.230%, due 02/15/27......................   28,000,000    10,605,700
     2.949%, due 11/15/27......................    3,000,000     1,102,521
                                                             -------------
    Total U. S. Government & Agency
    Obligations
    (Cost $123,570,120)                                        126,119,524
                                                             -------------
    SHORT-TERM INVESTMENT - 7.2%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/30/05 at 2.80% to
      be repurchased at $18,960,897 on
      01/03/06 collateralized by $17,265,000
      U.S. Treasury Bond 10.375% due
      11/15/12 with a value of $19,336,800
      (Cost - $18,955,000).....................   18,955,000    18,955,000
                                                             -------------

    TOTAL INVESTMENTS - 105.6%
    (Cost $276,074,513)                                        278,579,602

    Other Assets and Liabilities (net) - (5.6)%                (14,879,930)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 263,699,673
                                                             =============

(a) This security is traded on a "to-be-announced" basis.

(b) All or a portion of this security is acquired mortgage dollar roll agreement.

COP - Certificate of Participation

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



The following table summarizes the U.S. Government Securities Portfolio composition of the Portfolio's holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALIFY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        98.11%
                  Equities/Other                           1.89
                                                         ------
                  Total:                                 100.00%
                                                         ======

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                          Convertible   Disciplined    Equity
                                                                          Securities   Mid Cap Stock   Income
                                                                           Portfolio     Portfolio    Portfolio
                                                                         ------------  ------------- ------------
ASSETS
   Investments, at value (Note 2)*                                       $102,576,650   $207,544,992 $373,733,179
   Cash                                                                       112,945            441          705
   Cash denominated in foreign currencies**                                        --             --        3,091
   Receivable for investments sold                                          1,522,933     10,155,506      533,563
   Receivable for Trust shares sold                                            14,726         19,272       12,448
   Dividends receivable                                                        27,191        145,702      555,835
   Interest receivable                                                        414,321            523       64,650
   Receivable from investment adviser (Note 3)                                     --             --           --
   Other assets                                                                 4,049          9,111       15,844
                                                                         ------------  ------------- ------------
     Total assets                                                         104,672,815    217,875,547  374,919,315
                                                                         ------------  ------------- ------------
LIABILITIES
   Due to Bank                                                                     --             --           --
   Payables for:
     Investments purchased                                                    752,488     10,298,619      576,117
     Trust shares redeemed                                                    116,686        424,775      471,952
     Net variation margin on financial futures contracts (Note 7)                  --         13,750           --
     Investment advisory fee payable (Note 3)                                  51,485        124,109      217,894
     Administration fee payable                                                 7,047         10,638       35,268
     Custodian fees payable                                                     4,875          9,656       14,697
     Directors fee payable                                                      3,596          1,127        3,386
   Accrued expenses                                                            42,415         45,356       58,874
                                                                         ------------  ------------- ------------
     Total liabilities                                                        978,592     10,928,030    1,378,188
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $102,183,233   $145,659,179 $321,801,349
   Accumulated net realized gain (loss)                                    (1,397,406)    34,862,183   27,879,654
   Accumulated unrealized appreciation (depreciation) on investments,
    futures contracts and foreign currency                                  2,922,852     25,087,222   19,645,342
   Undistributed (distributions in excess of) net investment income           (14,456)     1,338,933    4,214,782
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
CAPITAL SHARES OUTSTANDING                                                  8,750,379      9,425,641   21,133,866
                                                                         ============  ============= ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                             $      11.85   $      21.96 $      17.68
                                                                         ============  ============= ============

-----------------------------------------------------------------------------------------------------------------
* Investments at cost                                                    $ 99,653,798   $182,382,606 $354,087,761
**Cost of cash denominated in foreign currencies                                   --             --        3,096

                       See notes to financial statements

                                             Managed
 Federated     Federated      Large     Allocation Series:
 High Yield      Stock         Cap          Aggressive
 Portfolio     Portfolio    Portfolio       Portfolio
------------  ----------- ------------  ------------------
$ 82,446,548  $28,039,759 $264,609,685          $5,013,371
         245       21,947          980                  --
          --           --      251,171                  --
     127,007      363,715    5,178,338                  --
       2,214           --       30,633                  --
       2,437       44,094      256,589                  --
   1,624,296           --          256                  --
          --        5,521           --               6,088
       3,761        1,327       11,352                 153
------------  ----------- ------------  ------------------
  84,206,508   28,476,363  270,339,004           5,019,612
------------  ----------- ------------  ------------------
          --           --           --               2,389
          --      207,343    3,449,505                  --
      84,832        2,764      771,801               1,095
          --           --           --                  --
      46,455       13,586      158,111                  --
       4,288        3,196       26,806                 239
      24,403        4,376       16,381               4,680
       3,362        3,386        5,362               3,058
      39,353       34,135       51,296              34,049
------------  ----------- ------------  ------------------
     202,693      268,786    4,479,262              45,510
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
$ 90,910,620  $22,347,263 $324,801,765          $4,664,363
 (13,292,629)   2,951,066  (71,642,843)              1,992
     257,402    2,544,283   12,421,832             307,747
   6,128,422      364,965      278,988                  --
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
   9,506,138    1,617,284   17,554,212             442,447
============  =========== ============  ==================
$       8.84  $     17.44 $      15.15          $    11.24
============  =========== ============  ==================

----------------------------------------------------------
$ 82,189,145  $25,495,476 $252,168,842          $4,705,624
          --           --      270,038                  --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Managed            Managed
                                                                         Allocation Series: Allocation Series:
                                                                            Conservative         Moderate
                                                                             Portfolio          Portfolio
                                                                         ------------------ ------------------
ASSETS
   Investments, at value (Note 2)*                                               $4,699,658        $21,929,434
   Cash                                                                                  --                 --
   Cash denominated in foreign currencies**                                              --                 --
   Receivable for investments sold                                                      134                 --
   Receivable for Trust shares sold                                                      --            111,636
   Dividends receivable                                                                 826              1,918
   Receivable from investment adviser (Note 3)                                        6,734              4,786
   Other assets                                                                         142                404
                                                                         ------------------ ------------------
     Total assets                                                                 4,707,494         22,048,178
                                                                         ------------------ ------------------
LIABILITIES
   Due to Bank                                                                        1,274              1,139
   Payables for:
     Investments purchased                                                               --                 --
     Trust shares redeemed                                                            1,345                 --
     Investment advisory fee payable (Note 3)                                           548              2,636
     Administration fee payable                                                         219              1,054
     Custody fees payable                                                             4,388              1,935
     Directors fee payable                                                            3,058              3,058
   Accrued expenses                                                                  35,297             35,300
                                                                         ------------------ ------------------
     Total liabilities                                                               46,129             45,122
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $4,609,118        $21,392,748
   Accumulated net realized gain (loss)                                               3,465             29,026
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             48,782            581,282
   Undistributed (distributions in excess of) net investment income                      --                 --
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
CAPITAL SHARES OUTSTANDING                                                          450,896          2,036,511
                                                                         ================== ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $    10.34        $     10.80
                                                                         ================== ==================

---------------------------------------------------------------------------------------------------------------
* Investments at cost                                                            $4,650,876        $21,348,152
**Cost of cash denominated in foreign currencies                                         --                 --

                                                                               Managed
                                                                         Allocation Series:
                                                                         Moderate-Aggressive
                                                                              Portfolio
                                                                         -------------------
ASSETS
   Investments, at value (Note 2)*                                               $25,468,544
   Cash                                                                                   --
   Cash denominated in foreign currencies**                                               --
   Receivable for investments sold                                                        --
   Receivable for Trust shares sold                                                   32,109
   Dividends receivable                                                                2,214
   Receivable from investment adviser (Note 3)                                         4,394
   Other assets                                                                          666
                                                                         -------------------
     Total assets                                                                 25,507,927
                                                                         -------------------
LIABILITIES
   Due to Bank                                                                         2,389
   Payables for:
     Investments purchased                                                                --
     Trust shares redeemed                                                                --
     Investment advisory fee payable (Note 3)                                          3,056
     Administration fee payable                                                        1,223
     Custody fees payable                                                              1,605
     Directors fee payable                                                             3,058
   Accrued expenses                                                                   34,049
                                                                         -------------------
     Total liabilities                                                                45,380
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $24,569,004
   Accumulated net realized gain (loss)                                               19,656
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             873,887
   Undistributed (distributions in excess of) net investment income                       --
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
CAPITAL SHARES OUTSTANDING                                                         2,332,100
                                                                         ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $     10.92
                                                                         ===================

--------------------------------------------------------------------------------------------
* Investments at cost                                                            $24,594,657
**Cost of cash denominated in foreign currencies                                          --

                       See notes to financial statements

       Managed
 Allocation Series:      Mercury           MFS            MFS
Moderate-Conservative Large Cap Core  Mid Cap Growth     Value
      Portfolio         Portfolio       Portfolio      Portfolio
--------------------- --------------  --------------  -----------
           $4,364,236   $130,916,211   $ 334,855,419  $78,664,791
                   --         23,594              --          875
                   --          2,633             755          235
                   --             --       1,477,618        2,520
                   --         30,030             226       42,756
                  383        119,700         139,074      148,782
                6,741             --              --           --
                  163          5,527          14,937          102
--------------------- --------------  --------------  -----------
            4,371,523    131,097,695     336,488,029   78,860,061
--------------------- --------------  --------------  -----------
                1,139             --          53,333           --
                   --             --          29,520       82,424
                1,122        110,580         996,639        5,849
                  540         85,672         217,327       46,173
                  216          8,492          19,049        5,722
                3,698          5,725          19,900        8,077
                3,058          3,362           3,655        3,362
               35,299         55,159         112,415       50,700
--------------------- --------------  --------------  -----------
               45,072        268,990       1,451,838      202,307
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
           $4,188,153   $174,252,825   $ 671,431,380  $70,117,985
                2,011    (63,422,072)   (380,025,182)     331,424
              136,287     19,708,006      43,630,662    8,208,345
                   --        289,946            (669)          --
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
              408,772     12,899,599      41,410,342    6,321,249
===================== ==============  ==============  ===========
           $    10.58   $      10.14   $        8.09  $     12.44
===================== ==============  ==============  ===========

-----------------------------------------------------------------
           $4,227,949   $111,208,205   $ 291,224,274  $70,456,069
                   --          2,688              --          234

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Mondrian           Pioneer       Pioneer
                                                                         International Stock      Fund      Mid Cap Value
                                                                              Portfolio         Portfolio     Portfolio
                                                                         -------------------  ------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $203,678,403  $ 46,423,531     $6,203,720
   Cash                                                                                  303           818            492
   Cash denominated in foreign currencies**                                               --            --            116
   Receivable for investments sold                                                        --            --         10,804
   Receivable for Trust shares sold                                                   96,141        22,335         17,741
   Unrealized appreciation on forward currency contracts (Note 8)                    488,921            --             --
   Dividends receivable                                                              177,973        82,189          6,369
   Interest receivable                                                                   367            72             15
   Receivable from investment adviser (Note 3)                                            --            --         14,704
   Other assets                                                                        5,420         1,686            284
                                                                         -------------------  ------------  -------------
     Total assets                                                                204,447,528    46,530,631      6,254,245
                                                                         -------------------  ------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --            --         56,040
     Trust shares redeemed                                                           728,580        24,960              8
     Investment advisory fee payable (Note 3)                                        121,614        29,396          3,813
     Administration fee payable                                                       11,174         2,352            305
     Custodian fees payable                                                           17,645         2,646             --
     Directors fee payable                                                             2,580         2,046          3,058
   Accrued expenses                                                                   47,995        23,369         40,906
                                                                         -------------------  ------------  -------------
     Total liabilities                                                               929,588        84,769        104,130
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $190,803,824  $ 51,067,297     $5,894,007
   Accumulated net realized gain (loss)                                          (15,024,628)  (13,240,392)        (8,782)
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                          22,751,863     8,229,029        264,753
   Undistributed (distributions in excess of) net investment income                4,986,881       389,928            137
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
CAPITAL SHARES OUTSTANDING                                                        16,275,354     3,643,620        570,752
                                                                         ===================  ============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                    $      12.50  $      12.75     $    10.78
                                                                         ===================  ============  =============

--------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                           $181,410,140  $ 38,194,502     $5,938,967
**Cost of cash denominated in foreign currencies                                          --            --            116

                       See notes to financial statements

Style Focus Series:  Style Focus Series:  Travelers    U.S. Government
 Small Cap Growth      Small Cap Value   Quality Bond    Securities
     Portfolio            Portfolio       Portfolio       Portfolio
-------------------  ------------------- ------------  ---------------
         $5,923,932           $5,553,260 $177,479,341     $278,579,602
            167,592               25,484       12,247               99
                 --                   --           --               --
              3,351                   --           --               --
             10,603               11,631        8,925           16,495
              2,159                8,808           --               --
                 --                   27    1,997,532        1,841,288
              9,184                5,566           --               --
                303                  279        8,170           10,964
-------------------  ------------------- ------------  ---------------
          6,117,124            5,605,055  179,506,215      280,448,448
-------------------  ------------------- ------------  ---------------
              8,020              227,344           --       16,317,110
                 82                   74      272,777          285,339
              4,374                   --       49,105           71,444
                307                  265        8,812           13,237
              9,400                  792        9,996            6,128
              3,058                3,058        2,734            2,734
             16,914               41,020       58,175           52,783
-------------------  ------------------- ------------  ---------------
             42,155              272,553      401,599       16,748,775
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
         $5,619,057           $4,967,243 $178,071,754     $247,368,938
             13,861               25,524   (4,496,317)       3,262,948
            458,008              337,219   (1,647,348)       2,505,089
            (15,957)               2,516    7,176,527       10,562,698
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
            536,576              476,328   15,980,535       19,846,722
===================  =================== ============  ===============
         $    11.32           $    11.20 $      11.21     $      13.29
===================  =================== ============  ===============

----------------------------------------------------------------------
         $5,465,923           $5,216,041 $179,126,689     $276,074,513
                 --                   --           --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                   Convertible   Disciplined      Equity
                                                                                   Securities   Mid Cap Stock     Income
                                                                                    Portfolio     Portfolio      Portfolio
                                                                                   -----------  -------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $   834,733   $  2,874,888  $  7,002,421
    Interest                                                                         2,579,219         78,697       213,086
                                                                                   -----------  -------------  ------------
       Total investment income                                                       3,413,952      2,953,585     7,215,507
                                                                                   -----------  -------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                   628,179      1,383,571     2,668,019
    Administration fees                                                                 62,818        118,592       217,973
    Custody and accounting fees                                                         20,933         32,145        79,928
    Audit                                                                               22,270         22,122        22,254
    Legal                                                                               17,930         20,167        28,353
    Trustee fees and expenses                                                            9,678          9,178        11,568
    Shareholder reporting                                                               19,810         22,325        30,492
    Insurance                                                                            4,505          7,928        13,988
    Other                                                                                   82            701         1,001
                                                                                   -----------  -------------  ------------
       Total expenses                                                                  786,205      1,616,729     3,073,576
       Less fees waived and expenses reimbursed by the adviser                              --             --            --
                                                                                   -----------  -------------  ------------
    Net expenses                                                                       786,205      1,616,729     3,073,576
                                                                                   -----------  -------------  ------------
    Net investment income (loss)                                                     2,627,747      1,336,856     4,141,931
                                                                                   -----------  -------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   1,646,578     34,704,113    28,154,562
       Futures contracts                                                                    --        238,621            --
       Foreign currency related transactions                                                --             --           230
                                                                                   -----------  -------------  ------------
          Net realized gain (loss) on investments, futures contracts and
            foreign currency related transactions                                    1,646,578     34,942,734    28,154,792
                                                                                   -----------  -------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                                          6,849,799     38,090,382    35,699,379
          End of year                                                                2,922,852     25,087,222    19,645,342
                                                                                   -----------  -------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                               (3,926,947)   (13,003,160)  (16,054,037)
                                                                                   -----------  -------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                        (2,280,369)    21,939,574    12,100,755
                                                                                   -----------  -------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   347,378   $ 23,276,430  $ 16,242,686
                                                                                   ===========  =============  ============

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     2,048   $        132  $     35,651
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.

                       See notes to financial statements

                                            Managed
 Federated    Federated      Large     Allocation Series:
 High Yield     Stock         Cap          Aggressive
 Portfolio    Portfolio    Portfolio       Portfolio*
-----------  -----------  -----------  ------------------
$    27,124  $   647,734  $ 2,474,365            $  5,187(a)
  6,940,786        3,449       62,205                 101
-----------  -----------  -----------  ------------------
  6,967,910      651,183    2,536,570               5,288
-----------  -----------  -----------  ------------------
    555,974      188,301    1,947,041               2,962
     51,321       18,077      156,185               1,185
     58,153       15,344       54,677               7,967
     22,103       22,109       22,254              14,938
     22,895       24,674       24,590              15,040
      9,244        9,268       11,544               6,639
     17,305       12,533       23,913               9,960
      3,375        1,228        8,761                  --
        310          205           --               2,489
-----------  -----------  -----------  ------------------
    740,680      291,739    2,248,965              61,180
         --       (5,521)          --             (54,268)
-----------  -----------  -----------  ------------------
    740,680      286,218    2,248,965               6,912
-----------  -----------  -----------  ------------------
  6,227,230      364,965      287,605              (1,624)
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,957,564               8,791
         --           --           --                  --
         --           --        2,519                  --
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,960,083               8,791
-----------  -----------  -----------  ------------------
  3,693,290    5,134,178   20,929,735                  --
    257,402    2,544,283   12,421,832             307,747
-----------  -----------  -----------  ------------------
 (3,435,888)  (2,589,895)  (8,507,903)            307,747
-----------  -----------  -----------  ------------------
 (4,089,853)   1,147,937   21,452,180             316,538
-----------  -----------  -----------  ------------------
$ 2,137,377  $ 1,512,902  $21,739,785            $314,914
===========  ===========  ===========  ==================

------------------------------------------------------------
$        --  $        --  $    11,631            $     --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                       Managed               Managed
                                                                                  Allocation Series:    Allocation Series:
                                                                                     Conservative            Moderate
                                                                                      Portfolio*            Portfolio*
                                                                                  ------------------    ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                           $ 31,388(a)           $125,647(a)
    Interest                                                                                     111                   422
                                                                                  ------------------    ------------------
       Total investment income                                                                31,499               126,069
                                                                                  ------------------    ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                           2,535                10,031
    Administration fees                                                                        1,014                 4,013
    Custody and accounting fees                                                                7,967                 7,967
    Audit                                                                                     14,938                14,938
    Legal                                                                                     15,040                15,040
    Trustee fees and expenses                                                                  6,639                 6,639
    Shareholder reporting                                                                      9,960                 9,960
    Insurance                                                                                     --                    --
    Other                                                                                      2,489                 2,489
                                                                                  ------------------    ------------------
       Total expenses                                                                         60,582                71,077
       Less fees waived and expenses reimbursed by the adviser                               (54,666)              (47,670)
                                                                                  ------------------    ------------------
    Net expenses                                                                               5,916                23,407
                                                                                  ------------------    ------------------
    Net investment income (loss)                                                              25,583               102,662
                                                                                  ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            11,874                45,618
       Foreign currency related transactions                                                      --                    --
                                                                                  ------------------    ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              11,874                45,618
                                                                                  ------------------    ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --                    --
          End of period                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                   60,656               626,900
                                                                                  ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 86,239              $729,562
                                                                                  ==================    ==================

------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                          $     --              $     --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                                                                                       Managed
                                                                                  Allocation Series:
                                                                                      Moderate-
                                                                                      Aggressive
                                                                                      Portfolio*
                                                                                  ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $  144,137(a)
    Interest                                                                                   1,068
                                                                                  ------------------
       Total investment income                                                               145,205
                                                                                  ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          12,733
    Administration fees                                                                        5,093
    Custody and accounting fees                                                                7,967
    Audit                                                                                     14,938
    Legal                                                                                     15,040
    Trustee fees and expenses                                                                  6,639
    Shareholder reporting                                                                      9,960
    Insurance                                                                                     --
    Other                                                                                      2,489
                                                                                  ------------------
       Total expenses                                                                         74,859
       Less fees waived and expenses reimbursed by the adviser                               (45,149)
                                                                                  ------------------
    Net expenses                                                                              29,710
                                                                                  ------------------
    Net investment income (loss)                                                             115,495
                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            32,305
       Foreign currency related transactions                                                      --
                                                                                  ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              32,305
                                                                                  ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --
          End of period                                                                      873,887
                                                                                  ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      873,887
                                                                                  ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                  906,192
                                                                                  ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $1,021,687
                                                                                  ==================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $       --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                       See notes to financial statements

     Managed
Allocation Series:
    Moderate-            Mercury           MFS
   Conservative       Large Cap Core  Mid Cap Growth     MFS Value
    Portfolio*          Portfolio       Portfolio        Portfolio
------------------    --------------  --------------    ----------
          $ 25,270(a)    $ 1,443,578    $  1,385,460    $1,450,221
               163             1,349         189,621        60,640
------------------    --------------  --------------    ----------
            25,433         1,444,927       1,575,081     1,510,861
------------------    --------------  --------------    ----------
             2,684           980,510       2,395,094       465,377
             1,074            75,910         191,049        38,619
             7,967            19,753          57,605        51,546
            14,938            22,071          22,240        21,774
            15,040            18,037          30,301        21,816
             6,639             9,444           9,537         9,544
             9,960            24,111          42,703        24,224
                --             5,028          12,641         2,398
             2,489               308          31,642         9,324
------------------    --------------  --------------    ----------
            60,791         1,155,172       2,792,812       644,622
           (54,527)               --              --        (6,348)
------------------    --------------  --------------    ----------
             6,264         1,155,172       2,792,812       638,274
------------------    --------------  --------------    ----------
            19,169           289,755      (1,217,731)      872,587
------------------    --------------  --------------    ----------
             3,779        14,200,937      37,460,773     3,413,463
                --               191         (26,509)        1,490
------------------    --------------  --------------    ----------
             3,779        14,201,128      37,434,264     3,414,953
------------------    --------------  --------------    ----------
                --        19,749,091      40,384,036     8,155,853
           136,287        19,708,006      18,862,117(b)  8,208,345
------------------    --------------  --------------    ----------
           136,287           (41,085)    (21,521,919)       52,492
------------------    --------------  --------------    ----------
           140,066        14,160,043      15,912,345     3,467,445
------------------    --------------  --------------    ----------
          $159,235       $14,449,798    $ 14,694,614    $4,340,032
==================    ==============  ==============    ==========

-------------------------------------------------------------------
          $     --       $        --    $      8,771    $   14,335
                --                --              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                      Mondrian         Pioneer      Pioneer
                                                                                 International Stock    Fund     Mid Cap Value
                                                                                      Portfolio       Portfolio   Portfolio*
                                                                                 -------------------  ---------- -------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $ 5,970,098  $  742,957      $ 39,724
    Interest (2)                                                                             201,070      27,901         3,166
                                                                                 -------------------  ---------- -------------
       Total investment income                                                             6,171,168     770,858        42,890
                                                                                 -------------------  ---------- -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,410,238     283,477        22,433
    Administration fees                                                                      113,955      22,678         1,795
    Custody and accounting fees                                                              113,340      15,742        11,951
    Audit                                                                                     22,053      21,988        19,918
    Legal                                                                                     25,168      20,468        15,040
    Trustee fees and expenses                                                                  8,462       9,688         6,639
    Shareholder reporting                                                                     22,914       4,804        11,951
    Insurance                                                                                  7,750       1,532            --
    Other                                                                                     11,079         553         2,487
                                                                                 -------------------  ---------- -------------
       Total expenses                                                                      1,734,959     380,930        92,214
       Less fees waived and expenses reimbursed by the adviser                                    --          --       (62,305)
                                                                                 -------------------  ---------- -------------
    Net expenses                                                                           1,734,959     380,930        29,909
                                                                                 -------------------  ---------- -------------
    Net investment income (loss)                                                           4,436,209     389,928        12,981
                                                                                 -------------------  ---------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        20,942,418     805,103        90,270
       Foreign currency related transactions                                                (161,358)         --            --
                                                                                 -------------------  ---------- -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                          20,781,060     805,103        90,270
                                                                                 -------------------  ---------- -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                             29,915,254   6,944,228            --
          End of period                                                                   22,751,863   8,229,029       264,753
                                                                                 -------------------  ---------- -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                   (7,163,391)  1,284,801       264,753
                                                                                 -------------------  ---------- -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                               13,617,669   2,089,904       355,023
                                                                                 -------------------  ---------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $18,053,878  $2,479,832      $368,004
                                                                                 ===================  ========== =============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $   739,494  $    7,038      $     89
(2)Interest income includes security lending income of:                                      113,461          --            --
 *For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

Style Focus Series:  Style Focus Series:   Travelers    U.S. Government
 Small Cap Growth      Small Cap Value    Quality Bond    Securities
    Portfolio*           Portfolio*        Portfolio       Portfolio
-------------------  -------------------  ------------  ---------------
           $ 10,220             $ 51,131   $        --      $        --
              5,140                2,137     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             15,360               53,268     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             26,177               22,380       596,346          809,925
              1,848                1,628       110,674          150,311
             23,902               23,902        28,870           27,166
             19,918               19,918        22,004           22,048
             15,040               15,040        29,596           25,384
              6,639                6,639         8,915            8,615
             11,951               11,951        20,741           15,959
                 --                   --         8,676           11,569
              2,489                2,489           526              651
-------------------  -------------------  ------------  ---------------
            107,964              103,947       826,348        1,071,628
            (74,088)             (74,107)           --               --
-------------------  -------------------  ------------  ---------------
             33,876               29,840       826,348        1,071,628
-------------------  -------------------  ------------  ---------------
            (18,516)              23,428     6,632,554       10,562,706
-------------------  -------------------  ------------  ---------------
            130,603               81,224      (703,128)       3,263,108
                (83)                  --            --               --
-------------------  -------------------  ------------  ---------------
            130,520               81,224      (703,128)       3,263,108
-------------------  -------------------  ------------  ---------------
                 --                   --     1,269,180        6,322,679
            458,008              337,219    (1,647,348)       2,505,089
-------------------  -------------------  ------------  ---------------
            458,008              337,219    (2,916,528)      (3,817,590)
-------------------  -------------------  ------------  ---------------
            588,528              418,443    (3,619,656)        (554,482)
-------------------  -------------------  ------------  ---------------
           $570,012             $441,871   $ 3,012,898      $10,008,224
===================  ===================  ============  ===============

------------------------------------------------------------------------
           $     29             $    155   $        --      $        --
                 --                   --            --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                         Convertible
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  2,627,747  $  2,342,782
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                1,646,578       976,485
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                 (3,926,947)    2,664,418
                                                                                 ------------  ------------  -
    Net increase in net assets resulting from operations                              347,378     5,983,685
                                                                                 ------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                     (2,701,552)   (2,307,074)
    From net realized gains                                                        (1,863,687)           --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (4,565,239)   (2,307,074)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      12,333,791    33,647,713
    Net asset value of shares issued through dividend reinvestment                  4,565,239     2,307,074
    Cost of shares repurchased                                                    (18,294,511)   (6,655,212)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          (1,395,481)   29,299,575
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,613,342)   32,976,186
    Net assets at beginning of year                                               109,307,565    76,331,379
                                                                                 ------------  ------------
    Net assets at end of year                                                    $103,694,223  $109,307,565
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $    (14,456) $     40,111
                                                                                 ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                         Disciplined
                                                                                   Mid Cap Stock Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  1,336,856  $    497,527
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                               34,942,734    15,193,127
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                (13,003,160)   11,904,347
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           23,276,430    27,595,001
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --      (508,893)
    From net realized gains                                                        (2,217,847)   (5,360,391)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (2,217,847)   (5,869,284)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      16,734,545    24,387,730
    Net asset value of shares issued through dividend reinvestment                  2,217,847     5,869,284
    Cost of shares repurchased                                                    (30,891,516)  (19,071,361)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (11,939,124)   11,185,653
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             9,119,459    32,911,370
    Net assets at beginning of year                                               197,828,058   164,916,688
                                                                                 ------------  ------------
    Net assets at end of year                                                    $206,947,517  $197,828,058
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  1,338,933  $      7,623
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Equity                         Federated
     Income Portfolio              High Yield Portfolio
--------------------------      --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,  December 31,      December 31,  December 31,
    2005         2004*              2005         2004*
----------------------------    ---------------------------
$  4,141,931  $  4,306,673      $  6,227,230  $  5,946,244
  28,154,792    14,556,038          (653,965)    1,202,342
 (16,054,037)   13,069,565        (3,435,888)      749,397
------------  ------------  -   ------------  ------------
  16,242,686    31,932,276         2,137,377     7,897,983
------------  ------------  -   ------------  ------------
          --    (4,384,748)               --    (6,213,875)
  (5,182,603)  (15,860,220)               --            --
------------  ------------      ------------  ------------
  (5,182,603)  (20,244,968)               --    (6,213,875)
------------  ------------      ------------  ------------
  38,173,570    49,762,623         9,104,584    14,459,403
   5,182,603    20,244,968                --     6,213,875
 (39,717,590)  (20,346,265)      (14,175,437)  (11,216,237)
------------  ------------      ------------  ------------
   3,638,583    49,661,326        (5,070,853)    9,457,041
------------  ------------      ------------  ------------
  14,698,666    61,348,634        (2,933,476)   11,141,149
 358,842,461   297,493,827        86,937,291    75,796,142
------------  ------------      ------------  ------------
$373,541,127  $358,842,461      $ 84,003,815  $ 86,937,291
============  ============      ============  ============
$  4,214,782  $     78,439      $  6,128,422  $   (263,984)
============  ============      ============  ============

-----------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005




                                                      Federated                    Large Cap
                                                   Stock Portfolio                 Portfolio
                                              ------------------------    --------------------------
                                               Year Ended   Year Ended     Year Ended    Year Ended
                                              December 31, December 31,   December 31,  December 31,
                                                  2005        2004*           2005         2004*
                                              --------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $   364,965  $   444,940    $    287,605  $  1,991,693
   Net realized gain on investments and
       foreign currency related transactions    3,737,832    1,268,513      29,960,083     7,905,466
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions   (2,589,895)   1,454,617      (8,507,903)    7,153,395
                                              -----------  -----------    ------------  ------------
   Net increase in net assets resulting from
       operations                               1,512,902    3,168,070      21,739,785    17,050,554
                                              -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          --     (451,992)             --    (2,103,304)
   From net realized gains                             --           --              --            --
                                              -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                   --     (451,992)             --    (2,103,304)
                                              -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
   Proceeds from shares sold                      931,671    2,342,984      15,406,305    54,371,360
   Net asset value of shares issued through
       dividend reinvestment                           --      451,992              --     2,103,304
   Cost of shares repurchased                  (6,775,891)  (4,775,545)    (39,446,770)  (31,061,137)
                                              -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions         (5,844,220)  (1,980,569)    (24,040,465)   25,413,527
                                              -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,331,318)     735,509      (2,300,680)   40,360,777
   Net assets at beginning of period           32,538,895   31,803,386     268,160,422   227,799,645
                                              -----------  -----------    ------------  ------------
   Net assets at end of period                $28,207,577  $32,538,895    $265,859,742  $268,160,422
                                              ===========  ===========    ============  ============
   Net assets at end of period includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $   364,965  $        --    $    278,988  $        135
                                              ===========  ===========    ============  ============

-----------------------------------------------------------------------------------------------------
* Audited by other Independent Registered
  Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations)
  through December 31, 2005.

                       See notes to financial statements

     Managed             Managed               Managed              Managed
Allocation Series:  Allocation Series:    Allocation Series:  Allocation Series:
    Aggressive         Conservative            Moderate       Moderate-Aggressive
    Portfolio           Portfolio             Portfolio            Portfolio
------------------  ------------------    ------------------  -------------------
   Period Ended        Period Ended          Period Ended        Period Ended
   December 31,        December 31,          December 31,        December 31,
      2005**              2005**                2005**              2005**
------------------  ------------------    ------------------  -------------------
        $   (1,624)         $   25,583           $   102,662          $   115,495
             8,791              11,874                45,618               32,305
           307,747              48,782               581,282              873,887
        ----------          ----------           -----------          -----------
           314,914              86,239               729,562            1,021,687
        ----------          ----------           -----------          -----------
                --             (25,570)             (102,686)            (115,513)
            (5,175)             (8,422)              (16,568)             (12,631)
        ----------          ----------           -----------          -----------
            (5,175)            (33,992)             (119,254)            (128,144)
        ----------          ----------           -----------          -----------
         4,829,038           5,099,817            21,951,635           25,017,438
             5,175              33,992               119,254              128,144
          (169,850)           (524,691)             (678,141)            (576,578)
        ----------          ----------           -----------          -----------
         4,664,363           4,609,118            21,392,748           24,569,004
        ----------          ----------           -----------          -----------
         4,974,102           4,661,365            22,003,056           25,462,547
                --                  --                    --                   --
        ----------          ----------           -----------          -----------
        $4,974,102          $4,661,365           $22,003,056          $25,462,547
        ==========          ==========           ===========          ===========
        $       --          $       --           $        --          $        --
        ==========          ==========           ===========          ===========

----------------------------------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                        Managed Allocation Series:
                                                                                      Moderate-Conservative Portfolio
                                                                                      -------------------------------
                                                                                               Period Ended
                                                                                               December 31,
                                                                                                  2005**
                                                                                      --------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                $   19,169
    Net realized gain on investments and foreign currency related transactions                       3,779
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                               136,287
                                                                                                ----------
    Net increase in net assets resulting from operations                                           159,235
                                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     (19,171)
    From net realized gains                                                                         (1,766)
                                                                                                ----------
    Net decrease in net assets resulting from distributions                                        (20,937)
                                                                                                ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                                    4,186,360
    Net asset value of shares issued through acquisition                                                --
    Net asset value of shares issued through dividend reinvestment                                  20,937
    Cost of shares repurchased                                                                     (19,144)
                                                                                                ----------
    Net increase (decrease) in net assets from capital share transactions                        4,188,153
                                                                                                ----------
TOTAL INCREASE IN NET ASSETS                                                                     4,326,451
    Net assets at beginning of period                                                                   --
                                                                                                ----------
    Net assets at end of period                                                                 $4,326,451
                                                                                                ==========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                                         $       --
                                                                                                ==========

------------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                                                                                                Mercury
                                                                                       Large Cap Core Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ---------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $    289,755  $    589,652
    Net realized gain on investments and foreign currency related transactions          14,201,128     3,315,382
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                       (41,085)   13,604,210
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                14,449,798    17,509,244
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                  --      (649,324)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                                     --      (649,324)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                            8,098,367     6,563,038
    Net asset value of shares issued through acquisition                                        --            --
    Net asset value of shares issued through dividend reinvestment                              --       649,324
    Cost of shares repurchased                                                         (17,219,174)  (13,772,846)
                                                                                      ------------  ------------
    Net increase (decrease) in net assets from capital share transactions               (9,120,807)   (6,560,484)
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                             5,328,991    10,299,436
    Net assets at beginning of period                                                  125,499,714   115,200,278
                                                                                      ------------  ------------
    Net assets at end of period                                                       $130,828,705  $125,499,714
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $    289,946  $         --
                                                                                      ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

            MFS                           MFS
 Mid Cap Growth Portfolio           Value Portfolio
----------------------------  ---------------------------
 Year Ended    Year Ended      Year Ended    Year Ended
December 31,  December 31,    December 31,  December 31,
    2005         2004*            2005         2004*
----------------------------  ---------------------------
$ (1,217,731) $ (1,280,375)    $   872,587   $   509,059
  37,434,264    21,210,374       3,414,953     2,337,323
 (21,521,919)    6,180,871          52,492     3,327,650
------------  ------------     -----------   -----------
  14,694,614    26,110,870       4,340,032     6,174,032
------------  ------------     -----------   -----------
          --            --        (869,869)     (510,816)
          --            --      (3,134,554)     (389,047)
------------  ------------     -----------   -----------
          --            --      (4,004,423)     (899,863)
------------  ------------     -----------   -----------
   7,809,074    16,179,515      31,389,149     9,087,552
 157,413,642            --              --            --
          --            --       4,004,423       899,863
 (55,470,667)  (24,308,636)     (4,323,830)   (8,137,170)
------------  ------------     -----------   -----------
 109,752,049    (8,129,121)     31,069,742     1,850,245
------------  ------------     -----------   -----------
 124,446,663    17,981,749      31,405,351     7,124,414
 210,589,528   192,607,779      47,252,403    40,127,989
------------  ------------     -----------   -----------
$335,036,191  $210,589,528     $78,657,754   $47,252,403
============  ============     ===========   ===========
$       (669) $         --     $        --   $       908
============  ============     ===========   ===========

---------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                               Mondrian
                                                                                          International Stock
                                                                                               Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ------------  ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $  4,436,209  $  2,138,466
    Net realized gain on investments and foreign currency related transactions          20,781,060    13,861,266
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            (7,163,391)    8,410,207
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                18,053,878    24,409,939
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                            (100,497)   (2,613,383)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                               (100,497)   (2,613,383)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                           28,572,300    53,475,176
    Net asset value of shares issued through dividend reinvestment                         100,497     2,613,383
    Cost of shares repurchased                                                         (24,282,412)  (24,585,856)
                                                                                      ------------  ------------
    Net increase in net assets from capital share transactions                           4,390,385    31,502,703
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                            22,343,766    53,299,259
    Net assets at beginning of period                                                  181,174,174   127,874,915
                                                                                      ------------  ------------
    Net assets at end of period                                                       $203,517,940  $181,174,174
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $  4,986,881  $   (547,069)
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.


                                                                                       Pioneer Fund Portfolio
                                                                                      ------------------------
                                                                                       Year Ended   Year Ended
                                                                                      December 31, December 31,
                                                                                          2005        2004*
                                                                                      ------------ ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $   389,928  $   284,182
    Net realized gain on investments and foreign currency related transactions            805,103      655,645
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            1,284,801    2,315,841
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations                                2,479,832    3,255,668
                                                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                 --     (285,115)
    From net realized gains                                                                    --           --
                                                                                      -----------  -----------
    Net decrease in net assets resulting from distributions                                    --     (285,115)
                                                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                          14,587,987    5,455,069
    Net asset value of shares issued through dividend reinvestment                             --      285,115
    Cost of shares repurchased                                                         (3,255,212)  (3,478,475)
                                                                                      -----------  -----------
    Net increase in net assets from capital share transactions                         11,332,775    2,261,709
                                                                                      -----------  -----------
TOTAL INCREASE IN NET ASSETS                                                           13,812,607    5,232,262
    Net assets at beginning of period                                                  32,633,255   27,400,993
                                                                                      -----------  -----------
    Net assets at end of period                                                       $46,445,862  $32,633,255
                                                                                      ===========  ===========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $   389,928  $        --
                                                                                      ===========  ===========

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

   Pioneer    Style Focus Series: Style Focus Series:
Mid Cap Value  Small Cap Growth     Small Cap Value
  Portfolio        Portfolio           Portfolio
------------- ------------------- -------------------
Period Ended     Period Ended        Period Ended
December 31,     December 31,        December 31,
   2005**           2005**              2005**
------------- ------------------- -------------------
 $   12,981       $  (18,516)         $   23,428
     90,270          130,520              81,224

    264,753          458,008             337,219
 ----------       ----------          ----------
    368,004          570,012             441,871
 ----------       ----------          ----------
    (12,844)              --             (20,912)
    (99,052)        (114,100)            (55,700)
 ----------       ----------          ----------
   (111,896)        (114,100)            (76,612)
 ----------       ----------          ----------
  6,050,498        5,811,149           5,016,436
    111,896          114,100              76,612
   (268,387)        (306,192)           (125,805)
 ----------       ----------          ----------
  5,894,007        5,619,057           4,967,243
 ----------       ----------          ----------
  6,150,115        6,074,969           5,332,502
         --               --                  --
 ----------       ----------          ----------
 $6,150,115       $6,074,969          $5,332,502
 ==========       ==========          ==========
 $      137       $  (15,957)         $    2,516
 ==========       ==========          ==========

-----------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                      Travelers Quality
                                                                                       Bond Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  6,632,554  $  7,188,168
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                  (703,128)      865,318
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (2,916,528)   (1,671,033)
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                            3,012,898     6,382,453
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --    (8,995,106)
    From net realized gains                                                                --            --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                                --    (8,995,106)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      19,925,046    16,645,993
    Net asset value of shares issued through dividend reinvestment                         --     8,995,106
    Cost of shares repurchased                                                    (33,148,315)  (42,786,580)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (13,223,269)  (17,145,481)
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (10,210,371)  (19,758,134)
    Net assets at beginning of year                                               189,314,987   209,073,121
                                                                                 ------------  ------------
    Net assets at end of year                                                    $179,104,616  $189,314,987
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  7,176,527  $ (1,564,284)
                                                                                 ============  ============

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                       U.S. Government
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $ 10,562,706  $  9,421,050
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 3,263,108       409,444
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (3,817,590)    3,571,197
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           10,008,224    13,401,691
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                           (194)   (9,496,007)
    From net realized gains                                                          (239,219)     (413,800)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                          (239,413)   (9,909,807)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      65,826,941    33,869,285
    Net asset value of shares issued through dividend reinvestment                    239,413     9,909,807
    Cost of shares repurchased                                                    (28,456,411)  (40,832,013)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          37,609,943     2,947,079
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            47,378,754     6,438,963
    Net assets at beginning of year                                               216,320,919   209,881,956
                                                                                 ------------  ------------
    Net assets at end of year                                                    $263,699,673  $216,320,919
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $ 10,562,698  $        186
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
    CONVERTIBLE SECURITIES PORTFOLIO        ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $12.35        $0.31 (a)        $(0.27)   $  0.04    $(0.32)      $(0.22)
      12/31/2004++                              11.87         0.27 (a)       0.48 (a)      0.75     (0.27)           --
      12/31/2003++                               9.67         0.39 (a)       2.15 (a)      2.54     (0.34)           --
      12/31/2002++                              11.32         0.45 (a)      (1.26)(a)    (0.81)     (0.77)       (0.07)
      12/31/2001++                              12.06      0.47 (a)(c)   (0.56)(a)(c)    (0.09)     (0.21)       (0.44)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    DISCIPLINED MID CAP STOCK PORTFOLIO     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $19.76        $0.14 (a)     $ 2.29 (a)   $  2.43    $    --      $(0.23)
      12/31/2004++                              17.49         0.05 (a)       2.82 (a)      2.87     (0.05)       (0.55)
      12/31/2003++                              13.11             0.05           4.38      4.43     (0.05)           --
      12/31/2002++                              15.41             0.03         (2.23)    (2.20)     (0.08)       (0.02)
      12/31/2001++                              17.26         0.06 (a)      (0.78)(a)    (0.72)     (0.04)         1.09
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    EQUITY INCOME PORTFOLIO                 ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $17.17        $0.19 (a)     $ 0.56 (a)   $  0.75    $    --      $(0.24)
      12/31/2004++                              16.59             0.21           1.39      1.60     (0.22)       (0.80)
      12/31/2003++                              12.75             0.14           3.83      3.97     (0.13)           --
      12/31/2002++                              14.99         0.16 (a)      (2.25)(a)    (2.09)     (0.15)           --
      12/31/2001++                              16.26         0.20 (a)      (1.27)(a)    (1.07)     (0.16)       (0.04)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED HIGH YIELD PORTFOLIO          ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $ 8.62        $0.63 (a)     $(0.41)(a)   $  0.22    $    --      $    --
      12/31/2004++                               8.41             0.64           0.23      0.87     (0.66)           --
      12/31/2003++                               7.37         0.65 (a)       1.00 (a)      1.65     (0.61)           --
      12/31/2002++                               8.55         0.74 (a)      (0.46)(a)      0.28     (1.46)           --
      12/31/2001++                               9.50      0.97 (a)(c)   (0.77)(a)(c)      0.20     (1.15)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED STOCK PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $16.56        $0.20 (a)     $ 0.68 (a)   $  0.88    $    --      $    --
      12/31/2004++                              15.19             0.23           1.37      1.60     (0.23)           --
      12/31/2003++                              12.06             0.20           3.13      3.33     (0.20)           --
      12/31/2002++                              15.40             0.16         (3.13)    (2.97)     (0.37)           --
      12/31/2001++                              15.99             0.16           0.11      0.27     (0.20)       (0.66)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    LARGE CAP PORTFOLIO                     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $13.93        $0.02 (a)     $ 1.20 (a)   $  1.22    $    --      $    --
      12/31/2004++                              13.18             0.10           0.76      0.86     (0.11)           --
      12/31/2003++                              10.61             0.05           2.57      2.62     (0.05)           --
      12/31/2002++                              13.82         0.05 (a)      (3.20)(a)    (3.15)     (0.06)           --
      12/31/2001++                              16.81         0.07 (a)      (2.98)(a)    (2.91)     (0.07)       (0.01)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share for the Convertible Securities Portfolio. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Federated High Yield Portfolio.
++ Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF YEAR        AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.54)     $11.85       0.34 %          $104          0.75%       0.75%           2.51%         150%
    (0.27)      12.35         6.29           109        0.74(b)        0.75            2.50          32
    (0.34)      11.87        26.26            76           0.78        0.78            3.61          44
    (0.84)       9.67       (6.99)            49        0.80(b)        0.81            4.36          46
    (0.65)      11.32       (0.82)            50           0.79        0.79         3.95(c)          56
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.23)     $21.96      12.42 %          $207          0.82%       0.82%           0.68%         116%
    (0.60)      19.76        16.45           198        0.80(b)        0.82            0.28          91
    (0.05)      17.49        33.75           165           0.82        0.82            0.38          61
    (0.10)      13.11      (14.32)           111           0.85        0.85            0.23          67
    (1.13)      15.41       (4.02)           113           0.83        0.83            0.37          40
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.24)     $17.68       4.47 %          $374          0.85%       0.85%           1.14%         150%
    (1.02)      17.17         9.88           359        0.85(b)        0.86            1.35         119
    (0.13)      16.59        31.17           297           0.87        0.87            1.11         141
    (0.15)      12.75      (13.94)           191           0.84        0.84            1.14         131
    (0.20)      14.99       (6.61)           200           0.85        0.85            1.28         121
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.84       2.55 %          $ 84          0.87%       0.87%           7.28%          36%
    (0.66)       8.62        10.38            87        0.83(b)        0.87            7.42          38
    (0.61)       8.41        22.39            76           0.90        0.90            7.93          57
    (1.46)       7.37         3.72            48           0.89        0.89            9.09          58
    (1.15)       8.55         1.94            40           0.89        0.89        10.45(c)          44
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $17.44       5.31 %          $ 28          0.95%       0.97%           1.21%          44%
    (0.23)      16.56        10.55            33           0.83        0.94            1.42          31
    (0.20)      15.19        27.61            32           0.91        0.91            1.50          41
    (0.37)      12.06      (19.32)            27           0.84        0.84            1.14          13
    (0.86)      15.40         1.67            44           0.81        0.81            0.99          14
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $15.15       8.69 %          $266          0.86%       0.86%           0.11%         217%
    (0.11)      13.93         6.52           268        0.86(b)        0.86            0.81          56
    (0.05)      13.18        24.67           228           0.86        0.86            0.43          60
    (0.06)      10.61      (22.79)           180           0.85        0.85            0.44          95
    (0.08)      13.82      (17.33)           249           0.83        0.83            0.50         131
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                           NET ASSET                   NET REALIZED/             DIVIDENDS
                                                           VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                           BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $(0.01)(a)(d)    $ 1.26 (a)    $  1.25    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.30 (a)    $  0.42    $(0.06)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.14 (a)(d)    $ 0.72 (a)    $  0.86    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.86 (a)    $  0.98    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.09 (a)(d)    $ 0.54 (a)    $  0.63    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 9.05    $    0.02 (a)    $ 1.07 (a)    $  1.09    $    --
  12/31/2004++                                                  7.85             0.04          1.21       1.25     (0.05)
  12/31/2003++                                                  6.52             0.05          1.33       1.38     (0.05)
  12/31/2002++                                                  8.77         0.03 (a)     (2.23)(a)     (2.20)     (0.05)
  12/31/2001++                                                 12.15         0.01 (a)     (2.74)(a)     (2.73)        --+
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS MID CAP GROWTH PORTFOLIO                               ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 7.85    $   (0.03)(a)    $ 0.27 (a)    $  0.24    $    --
  12/31/2004++                                                  6.88        (0.05)(a)      1.02 (a)       0.97         --
  12/31/2003++                                                  5.02           (0.03)          1.89       1.86         --
  12/31/2002++                                                  9.81        (0.04)(a)     (4.75)(a)     (4.79)         --
  12/31/2001++                                                 16.75        (0.06)(a)     (3.90)(a)     (3.96)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS VALUE PORTFOLIO                                        ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $12.32    $    0.17 (a)    $ 0.63 (a)    $  0.80    $(0.15)
  12/31/2004++                                                 10.83             0.14          1.59       1.73     (0.14)
  12/31/2003++                                                  8.80             0.13          2.04       2.17     (0.14)
  12/31/2002++                                                 10.83             0.12        (1.53)     (1.41)     (0.21)
  12/31/2001++                                                 10.89         0.11 (a)       -- +(a)       0.11     (0.08)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------

                                                           DISTRIBUTIONS
                                                           FROM NET
                                                           REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              CAPITAL GAINS
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.02)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO -------------

  05/01/2005 to 12/31/2005 (c)                                $    --
-------------------------------------                      -------------
MERCURY LARGE CAP CORE PORTFOLIO                           -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                     --
-------------------------------------                      -------------
MFS MID CAP GROWTH PORTFOLIO                               -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                 (2.98)
-------------------------------------                      -------------
MFS VALUE PORTFOLIO                                        -------------

  12/31/2005                                                  $(0.53)
  12/31/2004++                                                 (0.10)
  12/31/2003++                                                     --
  12/31/2002++                                                 (0.41)
  12/31/2001++                                                 (0.09)
-------------------------------------                      -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $11.24      12.52 %          $  5         0.35%*      3.10%*      (0.08)%*(d)          2%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.08)     $10.34       4.18 %          $  5         0.35%*      3.58%*       1.51 %*(d)         14%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.80       8.60 %          $ 22         0.35%*      1.06%*       1.54 %*(d)          5%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.92       9.77 %          $ 25         0.35%*      0.88%*       1.36 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.05)     $10.58       6.32 %          $  4         0.35%*      3.40%*       1.07 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $10.14      12.04 %          $131          0.91%       0.91%           0.23 %         79%
    (0.05)       9.05        15.89           126        0.92(b)        0.95             0.51        136
    (0.05)       7.85        21.16           115           0.99        0.99             0.67        182
    (0.05)       6.52      (25.14)           106           0.94        0.94             0.44        104
        --       8.77      (22.45)           166           0.92        0.92             0.10         98
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.09       3.06 %          $335          0.88%       0.88%          (0.38)%        104%
        --       7.85        14.10           211        0.91(b)        0.93           (0.64)         81
        --       6.88        37.05           193           0.92        0.92           (0.49)         98
        --       5.02      (48.83)           138           0.93        0.93           (0.56)        167
        --       9.81      (23.62)           279           0.92        0.92           (0.49)         96
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.68)     $12.44       6.44 %          $ 79          0.99%       1.00%           1.36 %         23%
    (0.24)      12.32        15.97            47           1.00        1.14             1.30         47
    (0.14)      10.83        24.61            40           1.00        1.08             1.44         57
    (0.62)       8.80      (13.14)            31           1.00        1.13             1.38         60
    (0.17)      10.83         1.00            32           1.00        1.11             1.01        123
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                               NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                               VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                               BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:  PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
MONDRIAN INTERNATIONAL STOCK PORTFOLIO         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.42       $ 0.27 (a)    $ 0.82 (a)    $  1.09    $(0.01)      $    --
  12/31/2004++                                     10.01         0.14 (a)      1.44 (a)       1.58     (0.17)           --
  12/31/2003++                                      7.91         0.15 (a)      2.11 (a)       2.26     (0.16)           --
  12/31/2002++                                      9.30         0.11 (a)     (1.31)(a)     (1.20)     (0.19)           --
  12/31/2001++                                     13.15         0.11 (a)     (3.50)(a)     (3.39)     (0.02)       (0.44)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER FUND PORTFOLIO                         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.03       $ 0.13 (a)    $ 0.59 (a)    $  0.72    $    --      $    --
  12/31/2004++                                     10.92         0.11 (a)      1.11 (a)       1.22     (0.11)           --
  12/31/2003++                                      8.94         0.15 (a)      1.98 (a)       2.13     (0.15)           --
  12/31/2002++                                     13.87         0.32 (a)     (4.47)(a)     (4.15)     (0.78)           --
  12/31/2001++                                     19.22         0.37 (a)     (4.65)(a)     (4.28)     (0.30)       (0.77)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER MID CAP VALUE PORTFOLIO                ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.03 (a)    $ 0.95 (a)    $  0.98    $(0.02)      $(0.18)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $(0.05)(a)    $ 1.59 (a)    $  1.54    $    --      $(0.22)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.07 (a)    $ 1.30 (a)    $  1.37    $(0.05)      $(0.12)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
TRAVELERS QUALITY BOND PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.03       $ 0.40 (a)    $(0.22)(a)    $  0.18    $    --      $    --
  12/31/2004++                                     11.21         0.41 (a)     (0.04)(a)       0.37     (0.55)           --
  12/31/2003++                                     11.03         0.48 (a)      0.29 (a)       0.77     (0.56)       (0.03)
  12/31/2002++                                     11.39         0.51 (a)      0.14 (a)       0.65     (0.85)       (0.16)
  12/31/2001++                                     11.00      0.59 (a)(c)   0.20 (a)(c)       0.79     (0.40)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
U.S. GOVERNMENT SECURITIES PORTFOLIO           ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.75            $0.55     $  -- (a)    $  0.55    $   -- +     $(0.01)
  12/31/2004++                                     12.59             0.58          0.18       0.76     (0.58)       (0.02)
  12/31/2003++                                     13.14         0.56 (a)     (0.20)(a)       0.36     (0.68)       (0.23)
  12/31/2002++                                     12.44         0.63 (a)      1.05 (a)       1.68     (0.89)       (0.09)
  12/31/2001++                                     12.22         0.69 (a)      0.02 (a)       0.71     (0.49)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Quality Bond Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 354%, 276% and 168% for the years ended December 31, 2005, 2004 and 2003, respectively.
(e) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $12.50       9.52 %          $204          0.91%       0.91%          2.34 %         101%
    (0.17)      11.42        15.75           181        0.99(b)        1.01            1.38          59
    (0.16)      10.01        28.60           128           1.00        1.00            1.79          44
    (0.19)       7.91      (12.96)            97           1.06        1.06            1.32          55
    (0.46)       9.30      (26.19)           120           1.01        1.01            1.01          81
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $12.75       5.99 %          $ 46          1.01%       1.01%          1.03 %          16%
    (0.11)      12.03        11.13            33        0.99(b)        1.12            0.98          19
    (0.15)      10.92        23.78            27           1.12        1.12            1.56          98
    (0.78)       8.94      (30.21)            22           0.90        0.90            2.88          25
    (1.07)      13.87      (23.00)            39           0.81        0.81            2.18          20
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.20)     $10.78       9.84 %          $  6         1.00%*      3.08%*         0.43 %*          44%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.22)     $11.32      15.37 %          $  6         1.10%*      3.51%*        (0.60)%*          58%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.17)     $11.20      13.56 %          $  5         1.10%*      3.83%*         0.86 %*          55%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $11.21       1.63 %          $179          0.45%       0.45%          3.60 %          78%
    (0.55)      11.03         3.29           189        0.42(b)        0.44            3.62          90
    (0.59)      11.21         6.98           209           0.43        0.43            4.15         191
    (1.01)      11.03         5.81           206           0.44        0.44            4.48         176
    (0.40)      11.39         7.13           152           0.45        0.45         5.14(c)         225
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $13.29       4.33 %          $264          0.43%       0.43%          4.22 %          99%(d)
    (0.60)      12.75         6.13           216        0.42(b)        0.43            4.47         150(d)
    (0.91)      12.59         2.75           210           0.42        0.42            4.23         143(d)
    (0.98)      13.14        13.63           244           0.44        0.44            4.82         165
    (0.49)      12.44         5.82           126           0.45        0.45            5.55         327
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

The Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-eight portfolios, of which seven are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Portfolio, Managed Allocation Series: Aggressive Growth Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation Series: Moderate-Aggressive Portfolio, and Managed Allocation Series: Moderate-Conservative Portfolio. As of December 31, 2005, the twenty-one Portfolios included in this report are as follows:
Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Managed Allocation Series: Aggressive Growth Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Conservative Portfolio (commenced operations 05/01/2005), Managed Allocation Series:
Moderate Portfolio (commenced operations 05/01/2005), Managed Allocation
Series: Moderate-Aggressive Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Moderate-Conservative Portfolio (commenced operations 05/01/2005), Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core Portfolio), MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio), Pioneer Fund Portfolio, Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio (commenced operations 05/01/2005), Style Focus Series: Small Cap Value Portfolio (commenced operations 05/01/2005), Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked-to-market and book/tax differences in premium amortization.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                        Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                              12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013    Total
---------                              ----------- ------------ ----------- ---------- ---------- ------------

Federated High Yield Portfolio         $ 4,648,588 $  6,217,956 $ 1,599,086  $     --  $  825,797 $ 13,291,427

Large Cap Portfolio                      4,567,057   52,058,326  14,415,260        --          --   71,040,643

Mercury Large Cap Core Portfolio        24,394,135   38,835,384          --        --          --   63,229,519

MFS Mid Cap Growth Portfolio            76,432,761  296,207,308   5,221,538        --          --  377,861,607

Mondrian International Stock Portfolio          --    7,425,827   7,456,114        --          --   14,881,941

Pioneer Fund Portfolio                          --   11,933,489   1,284,282        --          --   13,217,771

Travelers Quality Bond Portfolio                --           --   1,232,729   452,203   2,723,770    4,408,702

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) MORTGAGE DOLLAR ROLLS - U.S. Government Securities Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgos principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $49,938,210 for the U.S. Government Securities Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(M) FUND CONCENTRATION - The investments by Mondrian International Stock Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of Mondrian International Stock Portfolio. Foreign investments may also subject Mondrian International Stock Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(N) CREDIT AND MARKET RISK - Federated High Yield Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(O) LOAN PARTICIPATIONS - Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Pioneer Fund Portfolio, and MFS Value Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") manages the investment operations of each Portfolio pursuant to management agreements entered into by the Trust on behalf of each TAMIC Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of Metlife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TAMIC has entered into sub-advisory agreements with Janus Capital Management LLC, Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management Inc., TIMCO Asset Management, Inc. ("TIMCO"), Fidelity Management & Research Company, Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, Deutsche Investment Management Americas, Inc., Massachusetts Financial Services Company, Mondrian Investment Partners Ltd., Pioneer Investment Management, Inc., and Dreman Value Management L.L.C., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

On July 1, 2005, Salomon Brothers Asset Management Inc. ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio. Prior to July 1, 2005, these Portfolios were managed directly by TAMIC without a subadviser. SaBAM is an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreements, SaBAM is responsible for the day to day portfolio operations and investment decisions for the Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio and is compensated for such services by TAMIC at an annual rate of 0.25%, 0.20%, and 0.20% respectively.

Subject to the supervision and direction of the Trustees of the Trust, TAMIC supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. TAMIC pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the TAMIC a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                    Management Fees earned by
                                    TAMIC for the year ended
Portfolio                               December 31, 2005     % per annum         Average Daily Assets
---------                           ------------------------- ----------- ------------------------------------

Convertible Securities Portfolio           $  628,179             0.60%   All

Disciplined Mid Cap Stock Portfolio         1,383,571             0.70%   All

Equity Income Portfolio                     2,668,019             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million up to $750 Million

                                                                  0.65%   Over $750 Million

Federated High Yield Portfolio                555,974             0.65%   All

Federated Stock Portfolio                     188,301            0.625%   All

Large Cap Portfolio                         1,947,041             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million to $750 Million

                                                                  0.65%   Over $750 Million

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                        Management Fees earned by
                                        TAMIC for the period ended
Portfolio                                   December 31, 2005      % per annum        Average Daily Assets
---------                               -------------------------- ----------- ----------------------------------

Managed Allocation Series: Aggressive
  Portfolio *(a)                                $    2,962             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Conservative
  Portfolio *(a)                                     2,535             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate
  Portfolio*(a)                                     10,031             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Aggressive Portfolio *(a)                         12,733             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Conservative Portfolio*(a)                         2,684             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Mercury Large Cap Core Portfolio                   980,510            0.775%   First $250 Million

                                                                       0.75%   Over $250 Million to $ 500 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                                                                       0.70%   Over $1 Billion to $2 Billion

                                                                      0.625%   Over $2 Billion

MFS Mid Cap Growth Portfolio                     2,395,094           0.7775%   First $600 Million

                                                                     0.7525%   Over $600 Million to $900 Million

                                                                     0.7275%   Over $900 Million to $1.5 Billion

                                                                     0.7025%   Over $1.5 Billion to $2.5 Billion

                                                                     0.6525%   Over $2.5 Billion

MFS Value Portfolio                                465,377             0.75%   First $600 Million

                                                                      0.725%   Over $600 Million to $ 900 Million

                                                                       0.70%   Over $900 Million to $1.5 Billion

                                                                      0.675%   Over $1.5 Billion to $2.5 Billion

                                                                      0.625%   Over $2.5 Billion

Mondrian International Stock Portfolio           1,410,238            0.775%   First $100 Million

                                                                       0.65%   Over $100 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees earned by
                                               TAMIC for the year ended
Portfolio                                          December 31, 2005     % per annum        Average Daily Assets
---------                                      ------------------------- ----------- ----------------------------------

Pioneer Fund Portfolio                                 $283,477              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Pioneer Mid Cap Value Portfolio*                         22,433              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $ 500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Style Focus Series: Small Cap Growth
  Portfolio*                                             26,177              0.85%   First $100 Million

                                                                             0.80%   Over $100 Million to $250 Million

                                                                            0.775%   Over $250 Million to $ 500 Million

                                                                             0.75%   Over $500 Million to $750 Million

                                                                            0.725%   Over $750 Million to $1 Billion

                                                                             0.70%   Over $1 Billion

Style Focus Series: Small Cap Value Portfolio*           22,380             0.825%   First $50 Million

                                                                             0.80%   Over $50 Million to $100 Million

                                                                            0.775%   Over $100 Million to $500 Million

                                                                             0.75%   Over $500 Million to $1 Billion

                                                                            0.725%   Over $2 Billion

Travelers Quality Bond Portfolio                        596,346            0.3233%   All

U.S. Government Securities Portfolio                    809,925            0.3233%   All

* For the period from 5/1/2005 (commencement of operations) through 12/31/2005.
(a) The Managed Allocation Series Portfolios operate as a fund of funds and indirectly pay TAMIC an additional advisory fee through investments in underlying Portfolios.

TAMIC has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio. This limitation can be terminated at any time by TAMIC. Pursuant to that Expense Limitation Agreement, TAMIC has agreed to waive or limit fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expense not incurred in the ordinary course of each Portfolio's business and are limited to the following respective expense ratios as a percentage of each Portfolios' average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
           Portfolio                           Limitation Agreement
           ---------                           ---------------------

           Convertible Securities Portfolio            0.80%

           Disciplined Mid Cap Stock Portfolio         0.95%

           Equity Income Portfolio                     0.95%

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                          Maximum Expense Ratio
                                                          under current Expense
Portfolio                                                 Limitation Agreement
---------                                                 ---------------------

Federated High Yield Portfolio                                    0.95%

Federated Stock Portfolio                                         0.95%

Large Cap Portfolio                                               0.95%

Managed Allocation Series: Aggressive Portfolio                   0.35%

Managed Allocation Series: Conservative Portfolio                 0.35%

Managed Allocation Series: Moderate Portfolio                     0.35%

Managed Allocation Series: Moderate-Aggressive Portfolio          0.35%

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       0.35%

Mercury Large Cap Core Portfolio                                  1.00%

MFS Mid Cap Growth Portfolio                                      1.00%

MFS Value Portfolio                                               1.00%

Mondrian International Stock Portfolio                            1.25%

Pioneer Fund Portfolio                                            1.25%

Pioneer Mid Cap Value Portfolio                                   1.00%

Style Focus Series: Small Cap Growth Portfolio                    1.10%

Style Focus Series: Small Cap Value Portfolio                     1.10%

Travelers Quality Bond Portfolio                                  0.75%

U.S. Government Securities Portfolio                              1.25%

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Portfolios' administrator. As compensation for its services, the Portfolios pay TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Portfolio, plus $30,000 per portfolio, subject to a maximum of 0.06% of each respective Portfolio's average daily net assets.

PFPC, Inc. acts as the transfer agent for the Portfolios. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Portfolios' transfer agent. For the year ended December 31, 2005, the Portfolios did not pay transfer agent fees to CTB.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended December 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

                 Portfolio                               Total
                 ---------                              -------

                 Equity Income Portfolio                $48,745

                 Federated Stock Portfolio                  685

                 Large Cap Portfolio                     51,470

                 Mercury Large Cap Core Portfolio           960

                 MFS Mid Cap Growth Portfolio            37,198

                 MFS Value Portfolio                        811

                 Mondrian International Stock Portfolio     362

                 Pioneer Mid Cap Value Portfolio            338

4. ACQUISITION

On February 25, 2005, MFS Mid Cap Growth Portfolio acquired the assets and certain liabilities of MFS Emerging Growth Portfolio pursuant to a plan of reorganization approved by MFS Emerging Growth Portfolio shareholders on February 18, 2005. Total shares issued by MFS Mid Cap Growth Portfolio, the total net assets of MFS Emerging Growth Portfolio and total net assets of MFS Mid Cap Growth Portfolio on the date of the transfer were as follows:

                                                   TOTAL NET    TOTAL NET
                                     SHARES ISSUED ASSETS OF    ASSETS OF
                                     BY MFS MID    MFS EMERGING MFS MID CAP
                                     CAP GROWTH    GROWTH       GROWTH
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO
   ACQUIRED FUND                     ------------- ------------ ------------

     MMFS Emerging Growth Portfolio   20,794,404   $157,413,642 $201,456,429
   --------------------------------  ------------- ------------ ------------

The total net assets of MFS Emerging Growth Portfolio before acquisition included unrealized appreciation of $24,768,545. Total net assets of MFS Mid Cap Growth Portfolio immediately after the transfer were $358,870,071. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                          SHARES ISSUED             NET INCREASE
                                                          THROUGH                   (DECREASE)
                                     BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                     SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
CONVERTIBLE SECURITIES PORTFOLIO     ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          8,853,796 1,030,266     385,240   (1,518,923)  (103,417)    8,750,379
  12/31/2004                          6,431,871 2,781,519     187,144     (546,738)  2,421,925    8,853,796
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
DISCIPLINED MID CAP STOCK PORTFOLIO  ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,011,726   813,071     110,067   (1,509,223)  (586,085)    9,425,641
  12/31/2004                          9,428,466 1,329,948     297,265   (1,043,953)    583,260   10,011,726
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
EQUITY INCOME PORTFOLIO              ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         20,903,670 2,237,689     311,267   (2,318,760)    230,196   21,133,866
  12/31/2004                         17,934,234 2,991,545   1,203,210   (1,225,319)  2,969,436   20,903,670
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED HIGH YIELD PORTFOLIO       ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,090,819 1,055,705          --   (1,640,386)  (584,681)    9,506,138
  12/31/2004                          9,509,414 1,653,448     721,724   (1,793,767)    581,405   10,090,819
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED STOCK PORTFOLIO            ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          1,965,275    55,542          --     (403,533)  (347,991)    1,617,284
  12/31/2004                          2,093,500   151,666      27,337     (307,228)  (128,225)    1,965,275
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

5. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                                 SHARES ISSUED             NET INCREASE
                                                                                 THROUGH                   (DECREASE)
                                                           BEGINNING  SHARES     DIVIDEND      SHARES      IN SHARES
                                                           SHARES     SOLD       REINVESTMENT  REPURCHASED OUTSTANDING
LARGE CAP PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               19,247,574  1,093,920         --    (2,787,282) (1,693,362)
  12/31/2004                                               17,278,475  4,158,997    150,788    (2,340,686)   1,969,099
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    457,301        457       (15,311)     442,447
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    498,677      3,297       (51,078)     450,896
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,089,561     11,001       (64,051)   2,036,511
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,374,629     11,692       (54,221)   2,332,100
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    408,636      1,977        (1,841)     408,772
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MERCURY LARGE CAP CORE PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               13,864,753    863,303         --    (1,828,457)   (965,154)
  12/31/2004                                               14,669,066    798,563     72,126    (1,675,002)   (804,313)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS MID CAP GROWTH PORTFOLIO*                              ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               26,829,852 21,809,093         --    (7,228,603)  14,580,490
  12/31/2004                                               27,980,923  2,230,189         --    (3,381,260) (1,151,071)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS VALUE PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                3,835,283  2,507,613    320,433      (342,080)   2,485,966
  12/31/2004                                                3,706,378    783,205     72,951      (727,251)     128,905
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               15,868,394  2,473,625      8,973    (2,075,638)     406,960
  12/31/2004                                               12,774,101  5,246,816    228,579    (2,381,102)   3,094,293
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER FUND PORTFOLIO                                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                2,713,234  1,197,449         --      (267,063)     930,386
  12/31/2004                                                2,508,647    490,843     23,720      (309,976)     204,587
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER MID CAP VALUE PORTFOLIO                            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    585,656     10,399       (25,303)     570,752
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    553,702     10,134       (27,260)     536,576
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    480,791      6,846       (11,309)     476,328
----------------------------------                         ---------- ---------- ------------- ----------- ------------
TRAVELERS QUALITY BOND PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               17,169,941  1,794,098         --    (2,983,504) (1,189,406)
  12/31/2004                                               18,655,850  1,465,860    817,628    (3,769,397) (1,485,909)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               16,961,234  5,043,713     17,800    (2,176,025)   2,885,488
  12/31/2004                                               16,666,618  2,694,130    782,509    (3,182,023)     294,616
----------------------------------                         ---------- ---------- ------------- ----------- ------------


                                                           ENDING
                                                           SHARES
LARGE CAP PORTFOLIO                                        ----------

  12/31/2005                                               17,554,212
  12/31/2004                                               19,247,574
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ----------

  05/01/2005-12/31/2005                                       442,447
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ----------

  05/01/2005-12/31/2005                                       450,896
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                     2,036,511
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ----------

  05/01/2005-12/31/2005                                     2,332,100
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ----------

  05/01/2005-12/31/2005                                       408,772
----------------------------------                         ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ----------

  12/31/2005                                               12,899,599
  12/31/2004                                               13,864,753
----------------------------------                         ----------
MFS MID CAP GROWTH PORTFOLIO*                              ----------

  12/31/2005                                               41,410,342
  12/31/2004                                               26,829,852
----------------------------------                         ----------
MFS VALUE PORTFOLIO                                        ----------

  12/31/2005                                                6,321,249
  12/31/2004                                                3,835,283
----------------------------------                         ----------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ----------

  12/31/2005                                               16,275,354
  12/31/2004                                               15,868,394
----------------------------------                         ----------
PIONEER FUND PORTFOLIO                                     ----------

  12/31/2005                                                3,643,620
  12/31/2004                                                2,713,234
----------------------------------                         ----------
PIONEER MID CAP VALUE PORTFOLIO                            ----------

  05/01/2005-12/31/2005                                       570,752
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ----------

  05/01/2005-12/31/2005                                       536,576
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                       476,328
----------------------------------                         ----------
TRAVELERS QUALITY BOND PORTFOLIO                           ----------

  12/31/2005                                               15,980,535
  12/31/2004                                               17,169,941
----------------------------------                         ----------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ----------

  12/31/2005                                               19,846,722
  12/31/2004                                               16,961,234
----------------------------------                         ----------

* Shares sold includes shares issued in connection with acquisition. (Note 4)

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                            Purchase                    Sales
-                                                   ------------------------- -------------------------
Portfolio                                             US Gov't    Non-Gov't     US Gov't    Non-Gov't
---------                                           ------------ ------------ ------------ ------------

Convertible Securities Portfolio                    $         -- $151,315,840 $         -- $148,077,477

Disciplined Mid Cap Stock Portfolio                           --  226,507,266           --  235,259,494

Equity Income Portfolio                                       --  539,275,663           --  536,193,424

Federated High Yield Portfolio                                --   30,755,246           --   29,597,639

Federated Stock Portfolio                                     --   13,139,334           --   18,527,076

Large Cap Portfolio                                           --  557,029,198           --  580,817,758

Managed Allocation: Aggressive Portfolio                      --    4,764,672           --       64,691

Managed Allocation: Conservative Portfolio                    --    5,038,314           --      397,564

Managed Allocation: Moderate Portfolio                        --   21,861,909           --      541,870

Managed Allocation: Moderate-Aggressive Portfolio             --   24,758,688           --      173,151

Managed Allocation: Moderate-Conservative Portfolio           --    4,241,251           --       13,819

Mercury Large Cap Core Portfolio                              --   99,795,852           --  107,879,641

MFS Mid Cap Growth Portfolio                                  --  325,795,744           --  373,589,582

MFS Value Portfolio                                           --   41,590,169           --   14,129,811

Mondrian International Stock Portfolio                        --  200,319,554           --  186,912,215

Pioneer Fund Portfolio                                        --   18,017,063           --    5,978,305

Pioneer Mid Cap Value Portfolio                               --    7,643,192           --    1,992,087

Style Focus Series: Small Cap Growth Portfolio                --    8,008,362           --    2,642,606

Style Focus Series: Small Cap Value Portfolio                 --    7,037,276           --    2,234,606

Travelers Quality Bond Portfolio                              --  139,909,396           --  133,730,390

U.S. Government Securities Portfolio                 302,553,855   22,568,342  222,517,227   18,524,348

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                             Gross        Gross     Net Unrealized
                                                           Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                                     Tax Cost    Appreciation Depreciation (Depreciation)
---------                                                  -------------- ------------ ------------ --------------

Convertible Securities Portfolio                            $ 99,850,253  $ 4,440,603  $(1,714,206)  $ 2,726,397

Disciplined Mid Cap Stock Portfolio                          182,480,756   29,002,895   (3,938,660)   25,064,235

Equity Income Portfolio                                      354,984,727   26,754,832   (8,006,380)   18,748,452

Federated High Yield Portfolio                                82,508,554    2,827,733   (2,889,739)      (62,006)

Federated Stock Portfolio                                     25,528,011    3,739,283   (1,227,535)    2,511,748

Large Cap Portfolio                                          252,771,044   21,607,485   (9,768,844)   11,838,641

Managed Allocation Series: Aggressive Portfolio                4,705,624      307,788          (41)      307,747

Managed Allocation Series: Conservative Portfolio              4,651,109       65,258      (16,709)       48,549

Managed Allocation Series: Moderate Portfolio                 21,348,711      654,162      (73,439)      580,723

Managed Allocation Series: Moderate-Aggressive Portfolio      24,594,762      945,329      (71,547)      873,782

Managed Allocation Series: Moderate-Conservative Portfolio     4,227,952      146,310      (10,026)      136,284

Mercury Large Cap Core Portfolio                             111,400,757   23,179,916   (3,664,462)   19,515,454

MFS Mid Cap Value Portfolio                                  293,387,849   50,741,226   (9,273,656)   41,467,570

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

6. INVESTMENT TRANSACTIONS - CONTINUED

                                                                 Gross        Gross     Net Unrealized
                                               Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                         Tax Cost    Appreciation Depreciation (Depreciation)
---------                                      -------------- ------------ ------------ --------------

MFS Value Portfolio                             $ 70,575,793  $ 9,865,112  $(1,776,114)  $ 8,088,998

Mondrian International Stock Portfolio           181,552,825   24,649,009   (2,523,431)   22,125,578

Pioneer Fund Portfolio                            38,217,123    8,872,888     (666,480)    8,206,408

Pioneer Mid Cap Value Portfolio                    5,946,106      377,737     (120,123)      257,614

Style Focus Series: Small Cap Growth Portfolio     5,483,202      668,369     (227,639)      440,730

Style Focus Series: Small Cap Value Portfolio      5,217,139      507,781     (171,660)      336,121

Travelers Quality Bond Portfolio                 179,756,064      904,100   (3,180,823)   (2,276,723)

U.S. Government Securities Portfolio             276,144,030    5,734,859   (3,299,287)    2,435,572

7. FUTURE CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                          Number of  Notional   Appreciation
                            Description   Expiration Date Contracts   Value    (Depreciation)
                          --------------- --------------- --------- ---------- --------------

Disciplined Mid Cap Stock
  Portfolio               S&P 400 Mid Cap   March 2006       11     $4,087,600    $(75,164)
                                                                                  ========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                          Net
                                            Value at      In Exchange  Unrealized
    Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  Appreciation
    --------------- ------------------- ----------------- ----------- ------------

       01/31/06     7,004,000    GBP       $12,035,702    12,524,623    $488,921
                                                                        ========

GBP - British Pound

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom Fidelity Management & Research ("FMR") places trades pay for certain expenses of Equity Income Portfolio and Large Cap Portfolio or provide other services. During the year ended December 31, 2005, Equity Income Portfolio and Large Cap Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                               Brokerage
                                                Service
                                              Arrangements
                                              ------------

                      Equity Income Portfolio   $225,161

                      Large Cap Portfolio        160,374

Certain amounts on the prior year statements of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2005 and 2004 were as follows:

                                                       Ordinary              Long Term
                                                        Income             Capital Gain              Total
-                                               ---------------------- --------------------- ----------------------
Portfolio                                          2005       2004        2005       2004       2005       2004
---------                                       ---------- ----------- ---------- ---------- ---------- -----------

Convertible Securities Portfolio                $2,701,557 $ 2,307,074 $1,863,683 $       -- $4,565,240 $ 2,307,074

Disciplined Mid Cap Stock Portfolio                     --     508,893  2,217,847  5,360,391  2,217,847   5,869,284

Equity Income Portfolio                            881,377  12,673,525  4,301,226  7,571,443  5,182,603  20,244,968

Federated High Yield Portfolio                          --   6,213,875         --         --         --   6,213,875

Federated Stock Portfolio                               --     451,992         --         --         --     451,992

Large Cap Portfolio                                     --   2,103,304         --         --         --   2,103,304

Managed Allocation Series: Aggressive Portfolio      2,191          --      2,984         --      5,175          --

Managed Allocation Series: Conservative
  Portfolio                                         33,305          --        687         --     33,992          --

Managed Allocation Series: Moderate Portfolio      114,753          --      4,501         --    119,254          --

Managed Allocation Series: Moderate-Aggressive
  Portfolio                                        119,069          --      9,075         --    128,144          --

Managed Allocation Series: Moderate-
  Conservative Portfolio                            19,478          --      1,459         --     20,937          --

Mercury Large Cap Core Portfolio                        --     649,324         --         --         --     649,324

MFS Mid Cap Growth Portfolio                            --          --         --         --         --          --

MFS Value Portfolio                              1,312,624     510,816  2,691,799    389,047  4,004,423     899,863

Mondrian International Stock Portfolio             100,497   2,613,383         --         --    100,497   2,613,383

Pioneer Fund Portfolio                                  --     285,115         --         --         --     285,115

Pioneer Mid Cap Value Portfolio                    111,896          --         --         --    111,896          --

Style Focus Series: Small Cap Growth Portfolio     114,100          --         --         --    114,100          --

Style Focus Series: Small Cap Value Portfolio       76,612          --         --         --     76,612          --

Travelers Quality Bond Portfolio                        --   8,995,106         --         --         --   8,995,106

U.S. Government Securities Portfolio               239,413   9,527,237         --    382,570    239,413   9,909,807

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                  Undistributed Undistributed   Unrealized       Loss
                                                    Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                            Income         Gain      (Depreciation) and Deferrals     Total
---------                                         ------------- ------------- -------------- ------------- ------------

Convertible Securities Portfolio                   $    43,421   $        --   $ 2,726,397   $ (1,258,829) $  1,510,989

Disciplined Mid Cap Stock Portfolio                  9,018,223    27,205,882    25,064,235             --    61,288,340

Equity Income Portfolio                             16,794,635    16,196,767    18,748,376             --    51,739,778

Federated High Yield Portfolio                       6,446,628            --       (62,006)   (13,291,427)   (6,906,805)

Federated Stock Portfolio                              460,390     2,888,176     2,511,748             --     5,860,314

Large Cap Portfolio                                    278,988            --    11,819,630    (71,040,643)  (58,942,025)

Managed Allocation Series: Aggressive Portfolio          1,828           164       307,747             --       309,739

Managed Allocation Series: Conservative Portfolio        2,636         1,062        48,549             --        52,247

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


                                                         Undistributed Undistributed   Unrealized       Loss
                                                           Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                                   Income         Gain      (Depreciation) and Deferrals      Total
---------                                                ------------- ------------- -------------- -------------  -------------

Managed Allocation Series: Moderate Portfolio             $    16,582   $   13,003    $   580,723   $          --  $     610,308

Managed Allocation Series: Moderate-Aggressive Portfolio        5,651       14,110        873,782              --        893,543

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       211        1,803        136,284              --        138,298

Mercury Large Cap Core Portfolio                              289,946           --     19,515,454     (63,229,519)   (43,424,119)

MFS Mid Cap Growth Portfolio                                       --           --     41,466,418    (377,861,607)  (336,395,189)

MFS Value Portfolio                                            61,630      389,518      8,088,621              --      8,539,769

Mondrian International Stock Portfolio                      5,475,791           --     22,120,266     (14,881,941)    12,714,116

Pioneer Fund Portfolio                                        389,928           --      8,206,408     (13,217,771)    (4,621,435)

Pioneer Mid Cap Value Portfolio                                   137           --        257,614          (1,643)       256,108

Style Focus Series: Small Cap Growth Portfolio                 15,184           --        440,729              --        455,913

Style Focus Series: Small Cap Value Portfolio                  29,138           --        336,121              --        365,259

Travelers Quality Bond Portfolio                            7,757,136           --     (2,276,723)     (4,447,552)     1,032,861

U.S. Government Securities Portfolio                       11,599,163    2,496,348      2,435,572        (200,348)    16,330,735

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005 the Portfolios' manager TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

12. ADDITIONAL INFORMATION - CONTINUED

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The portfolios' net assets were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TAMIC for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 10, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

a. Federated Stock Portfolio in exchange for shares of Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("MIST");

b. MFS Mid Cap Growth Portfolio in exchange for shares of BlackRock Aggressive Growth Portfolio, a series of Metropolitan Series Fund, Inc. ("MSF");

c. Mondrian International Stock Portfolio in exchange for shares of Harris Oakmark International Portfolio, a series of MIST;

d. Travelers Quality Bond Portfolio in exchange for shares of BlackRock Bond Income Portfolio, a series of MSF;

e. Equity Income Portfolio in exchange for shares of FI Value Leaders Portfolio, a series of MSF;

f. Managed Allocation Series: Aggressive Portfolio in exchange for shares of MetLife Aggressive Allocation Portfolio, a series of MSF;

g. Managed Allocation Series: Conservative Portfolio in exchange for shares of MetLife Conservative Allocation Portfolio, a series of MSF;

h. Managed Allocation Series: Moderate Portfolio in exchange for shares of MetLife Moderate Allocation Portfolio, a series of MSF;

i. Managed Allocation Series: Moderate-Aggressive Portfolio in exchange for shares of MetLife Moderate to Aggressive Allocation Portfolio, a series of MSF; and

j. Managed Allocation Series: Moderate-Conservative Portfolio in exchange for shares of MetLife Conservative to Moderate Allocation Portfolio, a series of MSF.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 25, 2006. The reorganizations will be presented to the respective shareholders of the Portfolios on or about April 12, 2006. If approved by the shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

a. Disciplined Mid Cap Stock Portfolio in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a series of MIST;

b. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

c. Mercury Large Cap Core Portfolio in exchange for shares of Princeton Large-Cap Core Portfolio, a series of MIST;

d. MFS Value Portfolio in exchange for shares of MFS Value Portfolio, a series of MIST;

e. Pioneer Fund Portfolio in exchange for shares of Pioneer Fund Portfolio, a series of MIST;

f. Pioneer Mid Cap Value Portfolio in exchange for shares of Pioneer Mid-Cap Value Portfolio, a series of MIST;

g. Style Focus Series: Small Cap Value Portfolio in exchange for shares of Dreman Small-Cap Value Portfolio, a series of MIST;

h. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

i. Large Cap Portfolio in exchange for shares of FI Large Cap Portfolio, a series of MSF;

j. U.S. Government Securities Portfolio in exchange for shares of Salomon Brothers U.S. Government Portfolio, a series of MSF;

k. Convertible Securities Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

l. Style Focus Series: Met/AIM Small Cap Growth Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

m. AIM Capital Appreciation Portfolio in exchange for shares of Met/AIM Capital Appreciation Portfolio, a series of MIST; and

n. Pioneer Strategic Income Portfolio in exchange for shares of Pioneer Strategic Income Portfolio, a series of MIST.

17. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio, and Style Focus Series: Small Cap Value Portfolio. The portfolio management teams are dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005, manages approximately $15 billion of assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Convertible Securities Portfolio
Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Managed Allocation Series: Aggressive Portfolio
Managed Allocation Series: Conservative Portfolio
Managed Allocation Series: Moderate Portfolio
Managed Allocation Series: Moderate-Aggressive Portfolio
Managed Allocation Series: Moderate-Conservative Portfolio
Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core
Portfolio)
MFS Mid Cap Growth Portfolio
MFS Value Portfolio
Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio)
Pioneer Fund Portfolio
Pioneer Mid Cap Value Portfolio
Style Focus Series: Small Cap Growth Portfolio
Style Focus Series: Small Cap Value Portfolio
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
(individually a "Portfolio" and collectively the "Portfolios")

To the Board of Trustees and shareholders of the Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Portfolios, each of which is a series of the Travelers Series Trust, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

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                               DECEMBER 31, 2005
                                  (UNAUDITED)



FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of The Travelers Series Trust (the "Trust") approved the investment advisory agreements (the "Agreements") between TAMIC and the following Portfolios of the Trust: Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, Mercury Large Cap Core Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (the "Portfolios"). In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio, TAMIC and TIMCO Asset Management Inc. ("TIMCO") for Disciplined Mid Cap Stock Portfolio, TAMIC and Fidelity Management & Research Company ("FMR") (and between FMR and Fidelity Management & Research Company (UK) Inc. and Fidelity Management & Research Company (Far East) Inc.) for Equity Income Portfolio and Large Cap Portfolio, TAMIC and Federated Investment Management Company ("Federated") for Federated High Yield Portfolio, TAMIC and Federated Equity Management Company of Pennsylvania ("FEMCOPA") for Federated Stock Portfolio, TAMIC and Merrill Lynch Investment Managers, LP ("MLIM") for Mercury Large Cap Core Portfolio, TAMIC and Massachusetts Financial Services Company ("MFS") for MFS Mid Cap Growth Portfolio and MFS Value Portfolio, and TAMIC and Pioneer Investment Management, Inc. ("Pioneer") for Pioneer Fund Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Trust requested certain information from TAMIC and from SaBAM, TIMCO, FMR, FMR (UK), FMR (Far East), Federated, FEMCOPA, MLIM, MFS and Pioneer (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Portfolio, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Portfolios, although total expenses for most of the

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


Portfolios are below the applicable limitations, and TAMIC is therefore not currently waiving advisory fees or reimbursing Portfolio expenses for those Portfolios. The Board noted that TAMIC's revenues, and its resulting profitability, from each Portfolio is the difference between the amount TAMIC receives from the Portfolio and what it pays to the subadvisor for that Portfolio. The Board also considered that each Portfolio pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Portfolio was fair and reasonable.

The Board reviewed the Portfolios' performance record and TAMIC's and the subadvisors' management styles and performance records with the Portfolios. The Board noted that it reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place or should be pursued for certain Portfolios, the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations.

The Board also considered the effect of the Portfolios' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Specifically, the Board noted that if the Portfolios' assets increase over time, the Portfolios may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

CONVERTIBLE SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term appeared to be good, although, given the small number of convertible securities funds available in connection with variable insurance products, the Portfolio did not appear to have an appropriate peer group with which to compare Portfolio performance. Subject to a similar concern about the availability of useful comparative fund information, the Board concluded that the Portfolio's advisory fees and total expenses were reasonable. While the Board requested that TAMIC assess whether a convertible securities fund was still appropriate in light of changes in the convertible securities markets, the Board determined that the Agreement and Subadvisory Agreement for the Portfolio should be re-approved in light of the Portfolio's performance and fees. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Portfolio's relatively low advisory fees and its current assets.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been average compared to similar funds, although its longer term performance was somewhat below average. The Board also noted that the Portfolio's advisory fees and total expenses were quite low compared to its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by TIMCO. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board also considered the important space that the Portfolio fills among the funds available under Travelers' variable insurance products. The Board requested, however, that TAMIC monitor whether personnel changes at TIMCO relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and asked TAMIC to explore whether the institution of breakpoints in the Portfolio's fees would be appropriate in light of the Portfolio's current assets and fees and any changes in the fees generally charged by TIMCO after its acquisition by Legg Mason.

EQUITY INCOME PORTFOLIO

The Board noted that the performance of the Portfolio was not good for the most recent one-year period compared to similar funds, although longer-term performance (including the most recent period) was somewhat better, and performance before the most recent period had generally been good. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio closely.

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



FEDERATED HIGH YIELD PORTFOLIO

The Board noted that the performance of the Portfolio had generally been above average compared to similar funds. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were above the median of its expense group, but were within the range of reasonableness. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary at the time in light of the Portfolio's small size. In light of the certain legal issues faced by Federated (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Federated had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board asked TAMIC to consider whether the Portfolio continued to be necessary in light of the availability of another high yield bond fund under Travelers' variable insurance products with performance even better than that of the Portfolio.

FEDERATED STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were near the median of its expense group. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary in light of the Portfolio's small size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but requested that TIMCO consider and recommend to the Board possible changes to the Portfolio in light of its disappointing performance and low assets, including the possible merger of the Portfolio into another fund.

LARGE CAP PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted, however, that a new portfolio manager had recently become responsible for the Portfolio's management, and that the Board was impressed by the presentation made by such portfolio manager at the meeting. The Board also considered how the Portfolio's management style differed from the comparable funds to which the Portfolio's performance was compared. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC continue to monitor the performance of the Portfolio closely.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Initially, the Board noted that Mondrian had recently taken over as of May 1, 2005 as the Portfolio's subadvisor, so re-approval of the subadvisory agreement between TAMIC and Mondrian was not necessary at the meeting. As to the Agreement for the Portfolio, the Board noted the disappointing historical performance of the Portfolio, but also noted TAMIC's action in replacing the Portfolio's subadviser and the good performance of the Portfolio in the short period since the subadviser change. The Board noted that Mondrian's subadvisory fee was lower than that of the Portfolio's prior subadvisor, which permitted a corresponding reduction in the Portfolio's advisory fee, and the Board concluded that the new advisory fee was reasonable. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

MERCURY LARGE CAP CORE PORTFOLIO

The Board noted that the performance of the Portfolio was for the one- and three-year periods was above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Merrill had become subadviser for the Portfolio on November 17, 2003. The Board also noted, however, that the Portfolio's advisory and subadvisory fees and total expenses were above average, although the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that appeared to be appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio to assess whether the performance continues to justify the above average fees.

MFS MID CAP GROWTH PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well below average compared to similar funds, although the Board expressed confidence in the abilities of MFS as a subadvisor generally. The Board also noted that the Portfolio's advisory fees and total expenses were near the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but asked TAMIC to develop a specific recommendation for changes to the Portfolio designed to address its poor performance.

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



MFS VALUE PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well above average compared to similar funds. The Board also noted that the Portfolio's advisory and subadvisory fees and total expenses were below the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

PIONEER FUND PORTFOLIO

The Board noted that the performance of the Portfolio during the short term had been well above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Pioneer had become subadviser for the Portfolio as of May 1, 2003. The Board expressed confidence in Pioneer generally. The Board also noted that the Portfolio's advisory and subadvisory fees appeared to be reasonable, and noted that such fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

TRAVELERS QUALITY BOND PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board noted that the portfolio managers of the Portfolio had not changed, even though the Portfolio had been managed by TAMIC directly prior to its acquisition by MetLife, and was now managed by SaBAM as subadvisor. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not imperative in light of the low advisory fee.

U.S. GOVERNMENT SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and were informed by TAMIC representatives that SaBAMwas the subadvisor to a similar fund advised by another MetLife affiliate, and that the subadvisory fee in that case included breakpoints. In light of this, the Board asked TAMIC to pursue instituting advisory and subadvisory fee breakpoints for the Portfolio.

CERTAIN MATTERS RELATING TO THE CONVERTIBLE SERIES PORTFOLIO, TRAVELERS QUALITY BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, DISCIPLINED MID CAP STOCK PORTFOLIO, STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND STYLE FOCUS
SERIES: SMALL CAP VALUE PORTFOLIO On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the Trust's Convertible Series Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (collectively, the "Salomon Brothers Portfolios") and TIMCO is the subadviser to the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio and Style Focus
Series: Small Cap Value Portfolio (collectively, the "TIMCO Portfolios"), and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Salomon Brothers Portfolios' and the TIMCO Portfolios' subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Board approved new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO with respect to the TIMCO Portfolios at a special meeting of the Board held on November 10, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios and the TIMCO Portfolios, the Board met with a representative from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Board also took into consideration the factors they considered at a meeting held on July 20, 2005, where the Board approved the previous subadvisory agreements with SaBAM, with respect to the Salomon Brothers Portfolios and TIMCO with respect to the TIMCO Portfolios. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' and the TIMCO Portfolios' previous subadvisory agreements; and

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO for the TIMCO Portfolios.

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees.

The Trustees
------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name, Address and Age    the Trust    Time Served            During Last Five Years          by Trustee** Held by Trustee
---------------------  ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund     Other Public
                      Position(s) Term of Office                                           Complex        Company
                       Held with  and Length of            Principal Occupation            Overseen    Directorships
Name, Address and Age  the Trust   Time Served            During Last Five Years          by Trustee  Held by Trustee
--------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell           Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                  Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                      1998. Dean, School of Management                    Delaware North
Age 62                                           (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                 Dean, College of Business                           business)
                                                 Administration (1995-1998), Marquette
                                                 University; Professor of Finance (1980-
                                                 1995) and Associate Dean (1993-
                                                 1995), School of Business
                                                 Administration, and Director, Center for
                                                 Research and Development in Financial
                                                 Services (1980-1995), University of
                                                 Connecticut; Member, Board of
                                                 Managers (1990-present), six Variable
                                                 Annuity Separate Accounts of The
                                                 Travelers Insurance Company+; Trustee
                                                 (1990-present), five Mutual Funds
                                                 sponsored by The Travelers Insurance
                                                 Company.++

Frances M. Hawk,        Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                         Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                             Management Company, Inc. (investment
Downingtown, PA                                  management); Assistant Treasurer,
Age 57                                           Pensions and Benefits. Management
                                                 (1989-1992), United Technologies
                                                 Corporation (broad-based designer and
                                                 manufacturer of high technology
                                                 products); Member, Board of Managers
                                                 (1991-present), six Variable Annuity
                                                 Separate Accounts of The Travelers
                                                 Insurance Company+; Trustee (1991-
                                                 present), five Mutual Funds sponsored
                                                 by The Travelers Insurance Company.++

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                        Term of                                                  Portfolios Other Public
                                        Office                                                    in Fund      Company
                         Position(s)  and Length                                                  Complex   Directorships
                          Held with       of                   Principal Occupation               Overseen     Held by
Name, Address and Age     the Trust   Time Served             During Last Five Years             by Trustee    Trustee
---------------------   ------------- ----------- ---------------------------------------------- ---------- -------------

Officers
--------
Paul Cellupica          Secretary     Since July  Chief Counsel, Securities Products and            N/A          N/A
MetLife, Inc.           and Chief     2005        Regulation, MetLife, Inc. (2004-present); Vice
One MetLife Plaza       Legal Officer             President and Chief Legal Officer, TAMIC
27-01 Queens Plaza                                (July 2005-present); Assistant Director,
North Long Island City,                           Division of Investment Management, U.S.
NY 11101                                          Securities and Exchange Commission (2001-
Age 41                                            2003), Senior Special Counsel, Division of
                                                  Investment Management, Securities and
                                                  Exchange Commission (2000-2001).

Peter Duffy             Chief         Since July  Senior Vice President, MetLife Advisers, since    N/A          N/A
MetLife Advisers LLC    Financial     2005        December 1998; Senior Vice President;
501 Boylston Street     Officer and               NELICO; Vice President, MetLife; Vice
Boston, MA 02116        Treasurer                 President, Travelers Asset Management
Age 50                                            International Company LLC and Travelers
                                                  Investment Adviser, Inc., since 2000;
                                                  Treasurer and Chief Financial Officer,
                                                  Metropolitan Series Fund, Inc., since 2005;
                                                  Treasurer, Chief Financial Officer and Chief
                                                  Accounting Officer, CitiStreet Funds, Inc.,
                                                  since 2005; formerly, Vice President and
                                                  Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim       Since       Assistant Vice President, Corporate Ethics and    N/A          N/A
Metropolitan Life       Chief         November    Compliance Department, MetLife, Inc.
Insurance Company       Compliance    2005        (October 2002-present); Interim Chief
One MetLife Plaza       Officer                   Compliance Officer of funds sponsored by
27-01 Queens Plaza                                MetLife and its affiliates (November 2005-
North Long Island City,                           present); Associate, Goldman Sachs & Co.
NY 11101                                          (May 2000-July 2001).
Age 37

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five Mutual Funds. The six variable annuity accounts and five Mutual Funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, High Yield Bond Trust,
   Managed Assets Trust, Money Market Portfolio and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 842-9406.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 842-9406 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 MET INVESTORS
                                 SERIES TRUST

                      Met/AIM Small Cap Growth Portfolio
                         Cyclical Growth ETF Portfolio
                   Cyclical Growth and Income ETF Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                           Lazard Mid Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)
                       Legg Mason Value Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S. stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Equity markets posted modest returns during 2005. For the year, the S&P 500 posted a 4.91% return, the NASDAQ was up 1.37% and the Dow Jones Industrial Average increased 1.83%. From a style perspective, Value continued to outperform Growth, and Large Cap stocks outperformed Small Caps ending 6 years of out performance by Small Caps.

While continuing to battle a wall of concerns, the U.S. economy celebrated its 4/th/ consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern is on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near 4-year lows at 5%, and consumers are likely to continue their spending habits if real wages hold up. The manufacturing sector slowed at the end of 2005 but still remains at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and have the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Fed funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.

PORTFOLIO OVERVIEW

For the year ended December 31, 2005, the Met/AIM Small Cap Growth Portfolio (class B) posted a return of 8.27%, out performing its benchmark, the Russell 2000 Index, which posted a return of 4.55%. Portfolio managers held overweight positions in the health care, information technology and consumer discretionary sectors, and under weight positions in the financials, consumer staples, materials and utilities sectors, relative to the Russell 2000 Index.

The Portfolio's out performance relative to the Russell 2000 Index in 2005 was largely due to strong stock selection and an overweight position in the health care sector. While positive performance within this sector was broad-based, holdings in the health care providers and services industry were the leading contributors to portfolio performance. Other key contributors to both absolute and relative performance were made by holdings in the energy, industrials and materials sectors. Detractors to absolute and relative performance came largely from the information technology and consumer staples sectors.

The new management team continued to use a combination of disciplined portfolio construction and a fundamentally based stock selection process to identify small cap companies with high growth potential, as demonstrated by consistent and accelerating earnings growth.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Microsemi Corp.                     1.60%
                  --------------------------------------------
                  Eagle Materials, Inc.               1.38%
                  --------------------------------------------
                  Choice Hotels International, Inc.   1.36%
                  --------------------------------------------
                  MicroStrategy, Inc.--Class A        1.28%
                  --------------------------------------------
                  JLG Industries, Inc.                1.17%
                  --------------------------------------------
                  United Industrial Corp.             1.15%
                  --------------------------------------------
                  Corporate Executive Board Co.       1.15%
                  --------------------------------------------
                  Stericycle, Inc.                    1.14%
                  --------------------------------------------
                  Pediatrix Medical Group, Inc.       1.13%
                  --------------------------------------------
                  Gen Probe, Inc.                     1.12%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                         28.6%
Technology                           18.7%
Industrials                          15.7%
Cyclical                             13.9%
Financials                            7.0%
Communications                        4.5%
Energy                                9.2%
Basic Materials                       2.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
            AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000 INDEX/4/
                           Growth Based on $10,000+

                   [CHART]

  Date           Fund          Russell 2000
  ----           ----          ------------
10/9/2001      $10,000           $10,000
12/31/2001      11,890            11,891
3/31/2002       11,540            12,365
6/30/2002       10,040            11,333
9/30/2002        8,190             8,908
12/31/2002       8,620             9,456
3/31/2003        8,290             9,031
6/30/2003       10,010            11,146
9/30/2003       10,749            12,158
12/31/2003      11,969            13,923
3/31/2004       12,229            14,795
6/30/2004       12,380            14,865
9/30/2004       11,279            14,439
12/31/2004      12,739            16,474
3/31/2005       12,409            15,594
6/30/2005       12,968            16,268
9/30/2005       13,538            17,031
12/31/2005      13,791            17,305


    ---------------------------------------------------------
                                Average Annual Return/5/
                              (for the year ended 12/31/05)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/6/
    ---------------------------------------------------------
    Met/Aim Small Cap Growth
    Portfolio--Class A       8.59%  17.25%       4.15%
--  Class B                  8.27%  16.96%       7.90%
    Class E                  8.46%  17.13%       5.05%
    ---------------------------------------------------------
- - Russell 2000 Index/4/    4.15%  20.93%      13.82%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.
/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Domestic equities produced modest gains in the fourth quarter with the S&P 500 Index gaining 2.09%. From a market capitalization standpoint, mid cap stocks were the best performers followed by large cap stocks and then small cap stocks. Materials and financial services were the top performing sectors during the quarter, while the energy and utilities sectors posted losses. Foreign stocks as measured by the MSCI EAFE Index returned 4.08% during the quarter. Bonds underperformed equities during the quarter with the Lehman Brothers Aggregate Bond Index gaining only 0.59%.

PORTFOLIO STRATEGIES

From an asset class perspective, the Portfolio benefited from overweighting equities versus bonds relative to the blended benchmark. We did not have any bond ETF's in the Portfolio during the quarter, preferring to hold more in cash and equities than the blended benchmark. On the stock side, overweighting large cap and mid cap stocks added value in the fourth quarter as small cap stocks underperformed. In fact, the Portfolio did not own a small cap ETF, despite small caps representing 15% of the blended benchmark. The Portfolio was slightly overweight foreign stocks (roughly 12% of the portfolio during the quarter versus 10% in the blended benchmark), which aided relative results as foreign stocks outperformed domestic stocks in the fourth quarter.

With regards to the sector allocation in the large cap segment of the Portfolio, an underweight position in materials detracted from performance as the materials sector was the best performing sector in the S&P 500 Index during the fourth quarter. An overweight position in consumer staples and health care also weighed on relative results. On the positive side, an underweight to consumer discretionary contributed to performance relative to the benchmark.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. We continue to favor equities versus bonds, particularly large cap stocks as they often perform better in the middle to late stages of an economic expansion. While we continue to include foreign investments, as they offer growth opportunities and add to diversification, we continue to favor domestic equities. We don't expect the U.S. dollar to weaken, so foreign investments should not benefit from currency effects going forward. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Accordingly, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         iShares MSCI EAFE Index Fund                          11.94%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Healthcare Sector Index Fund   10.37%
         --------------------------------------------------------------
         Vanguard Financials VIPERs                             9.99%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Value Index Fund                9.95%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Growth Index Fund               9.93%
         --------------------------------------------------------------
         Vanguard Information Technology VIPERs                 8.49%
         --------------------------------------------------------------
         Vanguard Consumer Staples VIPERs                       8.47%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Industrial Sector Index Fund    7.26%
         --------------------------------------------------------------
         Vanguard Energy VIPERs                                 4.59%
         --------------------------------------------------------------
         Vanguard Consumer Discretionary VIPERs                 3.94%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
  GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500 INDEX/1/ AND BLENDED BENCHMARK*
                           Growth Based on $10,000+

                      [CHART]

                                              Blended
Date            Fund           S&P 500       Benchmark
----            ----           -------       ---------
10/1/2005       $10,000        $10,000         $10,000
12/31/2005      10,204          10,209          10,231
3/31/2006       10,204          10,209          10,231
6/30/2006       10,204          10,209          10,231


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/05)
    ---------------------------------------------------
                              Since Inception/3/
    ---------------------------------------------------
    Cyclical Growth ETF
--  Portfolio--Class B               2.04%
    ---------------------------------------------------
- - S&P 500 Index/1/                 2.09%
    ---------------------------------------------------
--  Blended Benchmark*               2.31%
    ---------------------------------------------------

*2% Merrill Lynch 3-Month T-bill, 10% Merrill Lynch Corporate/Gov't Index, 48% S&P 500 Index, 15% MidCap 400 Index, 15% S&P SmallCap 600 Index, and 10% MSCI EAFE Index.

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 10/1/05. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO          FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.


LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Domestic equities produced modest gains in the fourth quarter with the S&P 500 Index gaining 2.09%. From a market capitalization standpoint, mid cap stocks were the best performers followed by large cap stocks and then small cap stocks. Materials and financial services were the top performing sectors during the quarter, while the energy and utilities sectors posted losses. Foreign stocks as measured by the MSCI EAFE Index returned 4.08% during the quarter. Bonds underperformed equities during the quarter with the Lehman Brothers Aggregate Bond Index gaining only 0.59%.

PORTFOLIO STRATEGIES

From an asset class perspective, the Portfolio benefited from overweighting equities versus bonds relative to the blended benchmark. We maintained roughly a 19% weighting in bond ETF's during the quarter, compared to a fixed income weighting of 38% in the blended benchmark. On the stock side, overweighting large cap and mid cap stocks added value in the fourth quarter as small cap stocks underperformed. The Portfolio did not own a small cap ETF despite small caps representing 10% of the blended benchmark. The Portfolio was slightly overweight foreign stocks, which aided relative results as foreign stocks outperformed domestic stocks in the fourth quarter.

Our ETF selection in fixed income detracted from performance, as our largest holding in the Portfolio, the iShares GS $ InvesTop Corporate Bond Fund, underperformed our fixed income benchmark during the quarter. With regards to the sector allocation in the large cap segment of the Portfolio, an underweight position in materials detracted from performance as the materials sector was the best performing sector in the S&P 500 Index during the fourth quarter. An overweight position in consumer staples and health care also weighed on relative results. On the positive side, an underweight to consumer discretionary contributed to performance relative to the benchmark.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. We continue to favor equities versus bonds, particularly large cap stocks as they often perform better in the middle to late stages of an economic expansion. While we continue to include foreign investments, as they offer growth opportunities and add to diversification, we continue to favor domestic equities. We don't expect the U.S. dollar to weaken, so foreign investments should not benefit from currency effects going forward. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Accordingly, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         iShares GS $ InvesTop Corporate Bond Fund             13.80%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Value Index Fund               12.39%
         --------------------------------------------------------------
         iShares S&P MidCap 400 Growth Index Fund              12.38%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Healthcare Sector Index Fund    7.79%
         --------------------------------------------------------------
         Vanguard Consumer Staples VIPERs                       6.37%
         --------------------------------------------------------------
         Vanguard Information Technology VIPERs                 6.35%
         --------------------------------------------------------------
         Vanguard Financials VIPERs                             6.31%
         --------------------------------------------------------------
         iShares MSCI EAFE Index Fund                           5.98%
         --------------------------------------------------------------
         iShares Dow Jones U.S. Industrial Sector Index Fund    5.48%
         --------------------------------------------------------------
         iShares Lehman 1-3 Year Treasury Bond Fund             5.12%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                       100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO          FOR THE PERIOD ENDED 12/31/05
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
  GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500 INDEX/1/ AND BLENDED BENCHMARK*
                           Growth Based on $10,000+

                          [CHART]

                                               Blended
Date            Fund           S&P 500        Benchmark
----            ----           -------        ---------
10/1/2005       $10,000        $10,000         $10,000
12/31/2005      10,165          10,209          10,208
3/31/2006       10,165          10,209          10,208
6/30/2006       10,165          10,209          10,208


    --------------------------------------------------------------
                                        Cumulative Return/2/
                                   (for the period ended 12/31/05)
    --------------------------------------------------------------
                                         Since Inception/3/
    --------------------------------------------------------------
    Cyclical Growth and Income ETF
--  Portfolio--Class B                          1.65%
    --------------------------------------------------------------
- - S&P 500 Index/1/                            2.09%
    --------------------------------------------------------------
--  Blended Benchmark*                          2.08%
    --------------------------------------------------------------

*2% Merrill Lynch 3-Month T-bill, 38% Merrill Lynch Corporate/Gov't Index, 30% S&P 500 Index, 15% MidCap 400 Index, 10% S&P SmallCap 600 Index, and 5% MSCI EAFE Index

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 10/1/05. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the one-year period ended December 31, 2005, Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio Class A shares returned 12.76% versus 12.65% for its benchmark, the Russell Midcap Value Index.

MARKET REVIEW

The U.S. equity markets finished 2005 with solid gains, resulting in a third calendar year of positive returns. After a lackluster first half, the markets strengthened in the third and fourth quarters of the year and the S&P 500 Index returned 4.91% during the one-year period ended December 31, 2005. Value stocks outperformed their growth counterparts for the sixth consecutive year, with the Russell 3000 Value Index returning 6.85% versus the Russell 3000 Growth Index return of 5.17%. From a market cap perspective, mid-caps outperformed large- and small-cap stocks, with the Russell MidCap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

PORTFOLIO POSITIONING

During the reporting period, stock selection was strongest in the Consumer Cyclicals, Energy, and Financial sectors, while holdings in Insurance, Technology, and Industrials detracted from performance.

In the Energy sector, our approach has been focused on companies with a favorable mix of competitively low cost structures, positive reserve trends, and disciplined management teams. As a result, many of the Portfolio's holdings have outperformed the extraordinary gains in the sector during the year. We believe the prospects for EOG Resources Inc. (2.5% of the Portfolio), Range Resources Corp. (1.8%), and Williams Companies (1.8%) have all improved in the higher priced environment, particularly as fundamentals in North American natural gas continue to strengthen. Given their strength, we have taken profits in several of the Portfolio's Energy stocks.

In Insurance, difficult headwinds weighed on several of the Portfolio's large holdings, including RenaissanceRe (0.8%) and Willis Group Holdings (0.7%). The destructive hurricane season pressured RenaissanceRe, a reinsurance company. Although we believe the company should recover its losses from an improved pricing cycle, we reduced the Portfolio's exposure to this stock over the reporting period. Willis Group declined after it reported lower earnings attributed to new regulatory requirements. As regulators continue to redefine industry contracts and accounting methods, we believe the environment will become increasingly challenging for many firms as they must decide between growth and profitability.

OUTLOOK

Looking ahead, we believe the market environment still offers quality companies at attractive prices. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory, and operating costs. We believe the merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Additionally, we feel investors are less complacent about secular growth assumptions underlying the Technology, Healthcare and Media sectors. With these trends in mind, it's our belief that our quality focused investment style, driven by fundamental analysis and disciplined valuation, will position us well in the coming months and lead to outperformance over time.

Stocks of smaller and mid-capitalization companies are often more volatile and present greater risks than stocks of larger companies. At times, the Portfolio may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Portfolio is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    J.C. Penny Co., Inc.           2.74%
                    ---------------------------------------
                    PPL Corp.                      2.67%
                    ---------------------------------------
                    EOG Resources, Inc.            2.46%
                    ---------------------------------------
                    Ambac Financial Group, Inc.    2.37%
                    ---------------------------------------
                    Harrah's Entertainment, Inc.   2.15%
                    ---------------------------------------
                    PG&E Corp.                     2.04%
                    ---------------------------------------
                    Zions Bancorporation           2.03%
                    ---------------------------------------
                    Range Resources Corp.          1.85%
                    ---------------------------------------
                    Bear Stearns Cos., Inc.        1.84%
                    ---------------------------------------
                    Williams Cos., Inc.(The)       1.82%
                    ---------------------------------------
                    American Standard Cos, Inc.    1.82%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                                         27.9%
Non-Cyclical                                       14.2%
Energy                                             13.2%
Cyclical                                           11.9%
Utilities                                          10.3%
Industrials                                         8.9%
Technology                                          6.2%
Basic Materials                                     4.7%
Communications                                      2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
     GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                           Russell Midcap
                Fund           Value
                ----       --------------
 4/30/2004     $10,000         $10,000
 6/30/2004      10,620          10,622
 9/30/2004      10,740          10,807
12/31/2004      12,098          12,262
 3/31/2005      12,350          12,357
 6/30/2005      12,836          12,938
 9/30/2005      13,555          13,630
12/31/2005      13,629          13,813



    ------------------------------------------------------------
                                  Average Annual Return/3/
                                  (for the year ended 12/31/05)
    ------------------------------------------------------------
                                  1 Year    Since Inception/4/
    ------------------------------------------------------------
    Goldman Sachs Mid Cap Value
--  Portfolio--Class A            12.76%         20.42%
    Class B                       12.54%         20.20%
    ------------------------------------------------------------
- - Russell Midcap Value Index/1/ 12.65%         21.28%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW

Be Wary Of Year-End Predictions

At the end of 2004 the pundits were tripping over themselves predicting further dollar declines and weakness in the foreign markets. Instead, the dollar rallied strongly in 2005 taking the foreign markets higher with it. Typically, a weak home currency bolsters local share prices as many mid-sized and large foreign companies have U.S. dollar revenue and/or they compete against U.S. companies. As a result, European stocks, in local terms, were up over 20% with the DJ STOXX 600 (European) Index up 23.5%. However, the rising dollar had a negative impact on the currency component of total return, ranging from 10-20% depending on the currency.

PORTFOLIO PERFORMANCE REVIEW

During the year ending December 31, 2005, the Morgan Stanley EAFE Index returned 14.02%. During this same period your portfolio out performed the index with a 14.48% return. The greatest contributors to relative performance during the year were out performance of the portfolio's positions in Germany and the Netherlands. The greatest detractors from performance during the year were due to the under-performance of the portfolio's positions in Japan and the United Kingdom coupled with an underweight allocation in Japan.

The two largest contributors for the year were the European exchange operators Euronext and Deutsche Boerse. Both Netherlands based securities exchange Euronext and German Deutsche Boerse, expressed interest in acquiring the London Stock Exchange. When Deutsche Boerse's shareholders prevented it from bidding, it ended the possibility of a value-destructive bidding war, and shares of Euronext and Deutsche Boerse rose strongly in the third quarter. We continue to hold both companies but at somewhat smaller position sizes as the shares have rallied strongly. The two other strong performers for the year were Daiwa Securities Group, Japan's second largest brokerage firm and South Korean, Kookmin Bank. Daiwa, like all Japanese brokerage houses is highly levered to the overall confidence and performance of the local market. With economic fundamentals continuing to improve in Japan, the Nikkei surging ahead in the fourth quarter, has boosted earnings expectations for both its investment banking and retail brokerage business. Kookmin continues to strongly out perform a robust local market.

Detractors for the year were UK companies, Vodafone, British Sky Broadcasting ("BskyB") and Signet Plc along with South Korean SK Telecom. Vodafone was hurt by its weak Japanese subsidiary and BskyB, a satellite broadcasting company, suffered from competition fears. We continue to believe both offer exceptional long-term value. UK based jewelry retailer Signet Plc suffered from an extremely weak retail environment in UK in 2005. While lower in the UK, sales in the U.S. represent two-thirds of the company's total sales and it continues to outperform its peers in the U.S. market. We believe that Signet will build shareholder value over time in both sales and profitability. SK Telecom's operating results continue to be solid. However, higher than expected capital expenditures and concerns over capital allocation seem to be holding the stock back from reaching intrinsic value.

OUTLOOK

We enter 2006 unhedged, as we believe the U.S. dollar has approached a reasonable value level against other major currencies when measured by purchasing power parity.

We look forward to the future because we continue to believe there is good value in the global equity markets.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                  3.40%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG    3.11%
                  --------------------------------------------
                  NTT DoCoMo, Inc.                     2.96%
                  --------------------------------------------
                  SK Telecom Co., Ltd.                 2.92%
                  --------------------------------------------
                  Diageo Plc                           2.82%
                  --------------------------------------------
                  Bank of Ireland                      2.80%
                  --------------------------------------------
                  Euronext N.V.                        2.72%
                  --------------------------------------------
                  Nestle S.A.                          2.68%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.      2.55%
                  --------------------------------------------
                  Novartis AG                          2.53%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

United Kingdom                        23.4%
Japan                                 15.0%
Switzerland                           14.8%
France                                10.0%
Germany                                8.7%
Netherlands                            7.7%
South Korea                            7.6%
Italy                                  3.1%
Ireland                                2.9%
Other                                  6.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
                 HARRIS ASSOCIATES L.P. VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

               [CHART]

Date            Fund          MSCI EAFE
----            ----          ---------
10/9/2001      $10,000         $10,000
12/31/2001      10,969          10,391
3/31/2002       10,787          10,450
6/30/2002       10,473          10,249
9/30/2002        8713            8231
12/31/2002       8984            8765
3/31/2003        7890            8052
6/30/2003        9855            9627
9/30/2003       10534           10415
12/31/2003      12124           12196
3/31/2004       12585           12733
6/30/2004       12882           12789
9/30/2004       12903           12760
12/31/2004      14612           14720
3/31/2005       14929           14705
6/30/2005       14878           14595
9/30/2005       16302           16118
12/31/2005      16694           16782


    -------------------------------------------------------------
                                    Average Annual Return/2/
                                  (for the year ended 12/31/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           14.48% 23.25%      11.44%
--  Class B                      14.24% 22.94%      12.89%
    Class E                      14.27% 23.07%      12.34%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           14.02% 24.18%      13.01%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/2005
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2005, the Portfolio returned 13.58% while its benchmark, the S&P 500 Index, returned 4.91%.

We attribute our strong performance to individual stock selection, particularly in the healthcare and consumer staples sectors. Meanwhile, individual holdings from the utilities and materials groups suffered setbacks during the period and tempered gains.

TOP CONTRIBUTORS INCLUDED HEALTHCARE STOCKS

In reviewing the top performers of the past year, I am struck that more than half of the top 10 are healthcare-related, where our analysts' outstanding research revealed unique potential in several companies. Outside of healthcare, the research team again utilized in-depth analysis to identify underappreciated value in a variety of industries.

The Portfolio's largest position and strongest performance contributor was Celgene, a biotechnology company focused on hematological disease. Celgene has created a new formulation of its multiple myeloma drug, Thalomid, with fewer side effects and greater efficacy. Specifically, the new drug, Revlimid, has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another strong performer was Intuitive Surgical, maker of the innovative Da Vinci automated surgical system. This system allows surgeons to use computer-guided robotic arms to pinpoint their procedures. This allows for smaller incisions, shorter hospital stays and speedier recoveries. We particularly like this company because it not only makes money on the initial sale of the system, but also from parts that must be replaced after every few procedures.

Another pharmaceutical company, eye-care giant Alcon, provided outstanding returns. The demand for Alcon's products has grown with the aging population, new product introductions, better geographic penetration and firm pricing. The company has taken market share in interocular lenses for cataract surgery after introducing Restor, a multi-focal lens that eliminates the need for reading glasses for some patients.

Outside of healthcare, retail stocks were also top contributors. Whole Foods Market, the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger, higher return-on-investment format with unique prepared food offerings that generate excitement and intense loyalty among its customers. With only 3% market share of total U.S. grocery sales, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

DETRACTORS INCLUDED SELECT CONSUMER DISCRETIONARY HOLDINGS

Detractors included luxury hotel company Four Seasons Hotels, which reported a third-quarter loss. Company management blamed the miss on the impact of foreign exchange fluctuations, as well as the costs of implementing an employee incentive plan. While we were disappointed with their recent earnings performance, we remain constructive on the long-term impact of this incentive plan. We maintained our investment in the stock.

Another detractor was Elan of Ireland, which faltered early in the year after its multiple sclerosis drug, Tysabri, was quickly withdrawn from the market after it allegedly contributed to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. We elected to liquidate the position as the investment thesis for Elan disappeared with its potential revenue stream. Also detracting from the Portfolio was McAfee, an anti-virus and security software vendor, which suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings. I opted to exit the position as these fears continue to proliferate.

INVESTMENT STRATEGY AND OUTLOOK

Going forward, we remain cautiously optimistic on the economic and market fronts. We believe that the economy will continue to grow, albeit at a potentially slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. Above all, we remain committed to our stock selection process, relying on hands on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that we believe will outperform regardless of the underlying economic climate.

Thank you for your continued investment.

CLAIRE YOUNG
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Celgene Corp.                          3.83%
                -----------------------------------------------
                Yahoo!, Inc.                           3.29%
                -----------------------------------------------
                Whole Foods Market, Inc.               3.05%
                -----------------------------------------------
                Roche Holding AG                       2.83%
                -----------------------------------------------
                UnitedHealth Group, Inc.               2.22%
                -----------------------------------------------
                Teva Pharmaceutical Industries, Ltd.   2.21%
                -----------------------------------------------
                Varian Medical Systems, Inc            1.85%
                -----------------------------------------------
                Adobe Systems, Inc.                    1.82%
                -----------------------------------------------
                Neurocrine Biosciences, Inc.           1.81%
                -----------------------------------------------
                Alcon, Inc                             1.75%
                -----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                         38.8%
Technology                           22.6%
Financials                           12.6%
Cyclical                             11.4%
Industrials                           6.9%
Communications                        4.7%
Energy                                3.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/2005
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
               JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

Date                    Fund           S&P 500
----                    ----           -------
2/12/2001             $10,000         $10,000
3/31/2001               7,970           8,512
6/30/2001               8,300           9,010
9/30/2001               6,220           7,687
12/31/2001              7,400           8,509
3/31/2002               7,430           8,533
6/30/2002               6,260           7,389
9/30/2002               5,250           6,113
12/31/2002              5,341           6,628
3/31/2003               5,351           6,420
6/30/2003               6,041           7,408
9/30/2003               6,251           7,605
12/31/2003              6,991           8,531
3/31/2004               7,042           8,675
6/30/2004               7,242           8,824
9/30/2004               6,832           8,659
12/31/2004              7,582           9,458
3/31/2005               7,312           9,255
6/30/2005               7,622           9,382
9/30/2005               8,182           9,720
12/31/2005              8,611           9,923


    --------------------------------------------------------
                               Average Annual Return/2/
                             (for the year ended 12/31/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      13.84% 17.49%        4.03%
--  Class B                 13.58% 17.26%       -3.02%
    Class E                 13.69%    --        16.92%
    --------------------------------------------------------
- - S&P 500 Index/1/         4.91% 14.39%       -0.18%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/05
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



During the latter part of December 2005, Lazard Asset Management assumed the management of the mid-cap portfolio. This does not allow sufficient time to comment on the annual performance of the portfolio, so we've provided a description of the Lazard Mid Cap Portfolio's philosophy and investment approach, as detailed below.

The Lazard Mid Cap Portfolio seeks long-term capital appreciation. Its focus is to outperform the Russell Midcap Index over a full market cycle, with lower volatility. Key to the Portfolio's investment philosophy is seeking to invest in companies that generate both superior free-cash-flow and returns on capital, as the portfolio team believes that these kinds of companies should outperform the market over time. The portfolio management team looks to purchase these companies when team members believe that market sentiment has created an attractive valuation entry point. The Portfolio is typically invested in 60 to 70 securities, with a market capitalization of between $1 billion and $10 billion, or that comprise the Russell Midcap Index.

The portfolio management team seeks to sell stocks from the portfolio when they reach fair valuation, since when a stock trades at or above its fair valuation, the probability of a loss increases.

The Lazard Mid Cap Portfolio management team follows a bottom-up, relative-value investment process that combines industry valuation, financial productivity, and disciplined risk controls. The design of this strategy is intended to allow the Lazard Mid Cap Portfolio to outperform in normal markets, keep pace in up markets, and to preserve capital in down markets versus the benchmark and its peers.

Lazard looks forward to serving the Portfolio's shareowners and, in the future, providing them with regular portfolio updates.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Dex Media, Inc.               3.16%
                     --------------------------------------
                     Avaya, Inc.                   2.84%
                     --------------------------------------
                     ARAMARK Corp.--Class B        2.72%
                     --------------------------------------
                     Protective Life Corp.         2.61%
                     --------------------------------------
                     Williams Companies, Inc.      2.40%
                     --------------------------------------
                     Westwood One, Inc.            2.34%
                     --------------------------------------
                     Expedia, Inc.                 2.31%
                     --------------------------------------
                     Dover Corp.                   2.24%
                     --------------------------------------
                     Cabot Corp.                   2.23%
                     --------------------------------------
                     Citizens Communications Co.   2.20%
                     --------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                          22.8%
Financials                            19.2%
Communications                        14.2%
Cyclical                              12.7%
Industrials                           11.4%
Technology                             8.8%
Energy                                 6.1%
Basic Materials                        4.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/05
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID CAP PORTFOLIO MANAGED BY
            LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP INDEX/4/
                           Growth Based on $10,000+


                           [CHART]

                   Fund           Russell Midcap
                  -------         --------------
 10/9/2001        $10,000            $10,000
12/31/2001         11,026             11,463
 3/31/2002         11,606             11,950
 6/30/2002         10,826             10,809
 9/30/2002          9,275              8,903
12/31/2002          9,843              9,608
 3/31/2003          9,402              9,381
 6/30/2003         10,874             11,094
 9/30/2003         11,314             11,807
12/31/2003         12,406             13,457
 3/31/2004         12,840             14,148
 6/30/2004         13,456             14,354
 9/30/2004         13,073             14,233
12/31/2004         14,183             16,177
 3/31/2005         14,293             16,137
 6/30/2005         14,475             16,811
 9/30/2005         15,050             17,806
12/31/2005         15,336             18,225


    --------------------------------------------------------
                               Average Annual Return/5/
                             (for the year ended 12/31/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/6/
    --------------------------------------------------------
    Lazard Mid Cap
    Portfolio--Class A       8.40% 16.24%       8.96%
--  Class B                  8.06% 15.97%      10.64%
    Class E                  8.23% 16.10%       7.85%
    --------------------------------------------------------
- - Russell Midcap Index/4/ 12.65% 23.79%      15.22%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW AND OUTLOOK

The last two months of 2005 were characterized by a solid November rally and a lackluster December performance. November's advance was helped by the realization of more than 4% productivity growth during the third quarter, as well as oil prices that continued to recede from earlier heights. In December, much of the market's attention focused on inflation and worries of a prolonging of the Federal Reserve's campaign to ratchet interest rates higher, fears which seemed to have abated in the New Year.

We remain optimistic for the equity markets in 2006, which we believe should well-exceed last year's performance. With oil prices appearing to have peaked and the Fed nearing the end of its tightening cycle, we believe two of the major impediments to the market moving higher are now on the sidelines. With lower levels of home-equity-withdrawals available to fuel consumer spending, we expect business spending to become an increasingly important driver of this year's economic performance. Given that we expect earnings to grow at a more moderate high single-digit rate in 2006, we believe a good portion of excess performance could come from earnings multiple expansion. Across the broad market segments, equity valuations appear better than they have in several years, and, specifically, large cap and growth stocks seem the most attractive.

PORTFOLIO PERFORMANCE REVIEW AND STRATEGY

During the two months ending December 31, 2005, the Legg Mason Value Equity Portfolio generated a total return of 6.50% (net of fees) versus a 3.82% return for the benchmark S&P 500 Index. Our outperformance was due to both favorable sector allocation and strong security selection. From a sector allocation perspective, we benefited most from our significantly overweight position in the Consumer Discretionary sector, where our holdings outperformed their sector benchmark and the overall index, and our absence from Consumer Staples, which was the worst performing sector in the benchmark index. In terms of security selection, strong performances by our holdings in Financials, Information Technology and Consumer Discretionary boosted our returns.

Due to the low turnover inherent in our investment philosophy, the Portfolio's risk profile usually does not change from quarter to quarter. That said, across the broad market segments, equity valuations appear better than they have in several years, and, specifically, larger cap names with "growth" characteristics appear the most attractive, causing us to favor that area of the market. While we do not plan to make any dramatic changes to portfolio composition, we will adjust holdings as appropriate on the margin.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sprint Nextel Corp.                        6.17%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   5.49%
              ---------------------------------------------------
              Amazon.com, Inc.                           5.37%
              ---------------------------------------------------
              Tyco International, Ltd.                   5.09%
              ---------------------------------------------------
              Google, Inc.--Class A                      4.25%
              ---------------------------------------------------
              AES Corp.                                  3.99%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       3.64%
              ---------------------------------------------------
              eBay, Inc.                                 3.30%
              ---------------------------------------------------
              Aetna, Inc.                                3.16%
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.08%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Technology                                22.4%
Industrials                               16.4%
Non-Cyclical                              16.0%
Cyclical                                  15.4%
Communications                            15.4%
Financials                                14.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
            LEGG MASON CAPITAL MANAGEMENT, INC. VS S&P 500 INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

Date            Fund           S&P 500
----            ----           -------
11/1/2005      $10,000         $10,000
12/31/2005      10,650          10,382
3/31/2006       10,650          10,382
6/30/2006       10,650          10,382


    -------------------------------------------------------
                                 Cumulative Return/2/
                            (for the period ended 12/31/05)
    -------------------------------------------------------
                                  Since Inception/3/
    -------------------------------------------------------
    Legg Mason Value Equity
--  Portfolio--Class A                   6.50%
          Class B                        6.50%
    -------------------------------------------------------
- - S&P 500 Index/1/                     3.82%
    -------------------------------------------------------

+ The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/ Inception of Class A and Class B shares is 11/1/05. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. In 2005, the Federal Reserve Board (the Fed) raised interest rates eight times to 4.25%, following five increases over the second half of 2004. This degree of tightening would usually cause long-term bond prices to fall, bringing about negative returns in fixed income markets. The current environment has therefore been somewhat unusual, in that long-term interest rates have remained remarkably steady with the 10-year Treasury finishing the year at 4.39% after starting the year at 4.22%. In most market segments, bond returns, though lackluster, have remained in positive territory for the year. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

EQUITY COMPONENT

For the year ended December 31, 2005, the portfolio underperformed with respect to its benchmark. Stock selection within the auto & transportation and consumer staples sectors were the primary detractors to relative performance. Dana Corp., the auto parts manufacturer, was also a drag on the portfolio as it indicated it would be restating its fiscal year 2004 and first half of 2005 financials due to improper accounting practices. It also delayed the release of the 3/rd/ quarter 2005 results.

Shares of H. J. Heinz, the global food company, declined throughout the year as it suffered from margin pressure in several international commodity-based businesses.

PanAmSat was the major contributor to portfolio performance for the year ended December 31, 2005. Shares of the provider of satellite telecommunications services rose sharply as its announced that Intelsat was purchasing it at a premium of twenty-five percent. The stock had performed well since its initial public offering in March.

An overweight position within the other energy sector also aided relative portfolio performance. In particular, the Portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices.

BOND COMPONENT

Detractors from performance in the year were mostly security specific within the bond component of the Portfolio. Certain packaging, household products, and auto parts companies were weak.

U.S. automotive related names remained under pressure, facing market share losses, high pension costs, and elevated energy and commodity costs. Our underweight of this sector benefited relative performance in the year, though detracted on an absolute basis.

Among the contributors to performance were select integrated telecom, chemical, and health services companies. Telecommunication holding Qwest moved to strengthen its balance sheet and improve earnings, boosting bond prices.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

Based on our research contacts with companies, we believe the industrial segment of the economy may continue with above average


--------------------------------------------------------------------------------
                                      18

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


growth. We believe that many of our portfolio companies in these areas may see margin recovery this year as input cost increases moderately while the potential beneficial effects of their own price increases are realized. During the course of the year, we trimmed areas of relative price strength and eliminated some positions in energy stocks and some long-term holdings that have realized their catalysts. We have reinvested these proceeds in several areas including telecommunications and media related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to be in the early stages of profitability recoveries.

TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.83%
       ------------------------------------------------------------------
       PanAmSat Holding Corp.                                    2.52%
       ------------------------------------------------------------------
       U.S. Treasury Notes (5.000%, due 02/15/11)                2.43%
       ------------------------------------------------------------------
       AT&T, Inc.                                                2.36%
       ------------------------------------------------------------------
       Eastman Chemical Co.                                      2.32%
       ------------------------------------------------------------------
       Tupperware Brands Corp.                                   2.26%
       ------------------------------------------------------------------
       Northeast Utilities                                       2.15%
       ------------------------------------------------------------------
       Bristol Myers Squibb Co.                                  2.08%
       ------------------------------------------------------------------
       Ameren Corp.                                              2.07%
       ------------------------------------------------------------------
       Heinz Corp.                                               2.06%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Common Stock                                            69.3%
Corporate Bonds & Debt Securities                       25.0%
Convertible Bonds                                        3.4%
Preferred Stock                                          2.3%



--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                                 500 INDEX/1 /
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund            S&P 500
----            ----            -------
5/1/2003       $10,000         $10,000
6/30/2003       10,440          10,662
9/30/2003       10,770          10,945
12/31/2003      12,104          12,278
3/31/2004       12,524          12,485
6/30/2004       12,781          12,700
9/30/2004       13,069          12,462
12/31/2004      14,251          13,613
3/31/2005       14,105          13,320
6/30/2005       14,388          13,502
9/30/2005       14,766          13,989
12/31/2005      14,814          14,281


    --------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the year ended 12/31/05)
    --------------------------------------------------------------------
                                          1 Year    Since Inception/3/
    --------------------------------------------------------------------
--  Lord Abbett America's Value Portfolio  3.95%          15.85%
    --------------------------------------------------------------------
- - S&P 500 Index/1/                       4.91%          14.25%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

In 2005, the Federal Reserve Board (the Fed) raised interest rates eight times to 4.25%, following five increases over the second half of 2004. This degree of tightening would usually cause long-term bond prices to fall, bringing about negative returns in fixed income markets. The current environment has therefore been somewhat unusual, in that long-term interest rates have remained remarkably steady with the 10-year Treasury finishing the year at 4.39% after starting the year at 4.22%. In most market segments, bond returns, though lackluster, have remained in positive territory for the year.

The Merrill Lynch High Yield Master II Index posted a 2.72% total return, the Lehman Aggregate Index posted a 2.43% gain for the year, and the Merrill Lynch All Convertibles Index returned 1.01%. As a point of comparison, the S&P 500 Index was up 4.91%. Convertible bond indexes did not participate in the market's upside to the extent they typically do. This was principally caused by a steep selloff in convertible bonds in the first half of the year. Convertible bonds became vulnerable as valuations were pushed up by aggressive hedge fund buying. When rising short rates began to make their arbitrage less profitable, hedge funds left the market en masse, causing a price decline.

In 2005, investors showed a preference for higher rated securities. Within the high yield market, C-rated bonds underperformed single and double B-rated bonds, with the CCC-Index down -0.56%, the B-Index up 3.72%, and the BB-Index up 3.09%. In the convertible market, investment grade issues beat speculative grade issues as well. Even in the high-grade portion of the market, mortgages, treasuries, and higher-grade corporates outperformed lower rated corporates.

PORTFOLIO REVIEW

Detracting from performance in the year were the auto parts, paper products, and media industries. The paper products industry suffered from the inability to pass along higher input costs. Tembec, a Canadian holding, was further hurt by the appreciation of the Canadian dollar. A media holding suffered poor performance, negatively affected by restructuring efforts aimed to benefit stockholders.

U.S. automotive related names remained under pressure, facing market share losses, high pension costs, and elevated energy and commodity costs. Our underweight of this sector benefited performance in the year. Energy and energy related holdings were the largest contributors to performance in 2005, as energy prices and capital spending remained elevated throughout the year. Additionally, telecommunications holdings outperformed during the year.

As referenced above, we benefited from our positioning within the convertible securities arena. Our relatively conservative security selection outperformed that of the primary benchmark, especially during the market selloff this spring.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

The economy has proven to be resilient and we believe it is in good shape heading into 2006. We believe there may be good GDP growth coupled with contained inflation. While earnings growth should moderate, we expect it to maintain a healthy pace in coming quarters.

Perhaps the most important economic trend is the lessening of inflation. In 2005, rising inflation was driven by higher energy and commodity costs, and elicited a strong response from the Fed. Core inflation metrics have recently softened, as competitive global markets have made it quite difficult for companies to pass price increases to the consumer. We believe we are now near the end of the tightening cycle, and could potentially see a more favorable environment for financial assets in the coming year.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       U.S. Treasury Note (5.000%, due 02/15/11)                 2.90%
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.56%
       ------------------------------------------------------------------
       U.S. Treasury Note (4.375%, due 05/15/07)                 1.25%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/02/11)    1.04%
       ------------------------------------------------------------------
       El Paso Corp. (7.000%, due 05/15/11)                      0.94%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.250%, due 01/15/13)              0.93%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, due 04/01/35)    0.92%
       ------------------------------------------------------------------
       Qwest Capital Funding, Inc. (7.900%, due 08/15/10)        0.81%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, due 11/01/34)    0.77%
       ------------------------------------------------------------------
       Fluor Corp. (1.500%, due 02/15/24)                        0.67%
       ------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Corporate Bonds                                           81.1%
U.S. Government Agency Obligations                        14.8%
Equity Securities                                          4.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/3/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                               Credit Suisse
Date            Fund         First Boston High       Lehman Bros.
----            ----         -----------------       ------------
5/1/1996        $10,000        $10,081                 $10,000
6/30/1996       10,201          10,103                  10,114
9/30/1996       10,790          10,482                  10,300
12/31/1996      11,288          10,945                  10,609
3/31/1997       11,432          11,106                  10,550
6/30/1997       12,147          11,585                  10,938
9/30/1997       12,778          12,130                  11,302
12/31/1997      13,052          12,326                  11,636
3/31/1998       13,709          12,697                  11,815
6/30/1998       13,791          12,857                  12,091
9/30/1998       13,197          12,067                  12,603
12/31/1998      13,869          12,397                  12,646
3/31/1999       14,082          12,601                  12,581
6/30/1999       14,004          12,747                  12,470
9/30/1999       13,812          12,543                  12,555
12/31/1999      14,341          12,804                  12,540
3/31/2000       14,479          12,639                  12,817
6/30/2000       14,551          12,695                  13,039
9/30/2000       14,871          12,782                  13,433
12/31/2000      14,465          12,135                  13,998
3/31/2001       14,859          12,733                  14,422
6/30/2001       14,782          12,654                  14,503
9/30/2001       14,180          12,151                  15,173
12/31/2001      15,010          12,837                  15,179
3/31/2002       15,089          13,159                  15,194
6/30/2002       14,585          12,857                  15,757
9/30/2002       14,264          12,494                  16,480
12/31/2002      14,950          13,234                  16,739
3/31/2003       15,505          14,148                  16,971
6/30/2003       16,629          15,526                  17,396
9/30/2003       16,950          15,998                  17,371
12/30/2003      17,867          16,931                  17,427
3/31/2004       18,194          17,383                  17,889
6/30/2004       18,001          17,350                  17,452
9/30/2004       18,595          18,131                  18,011
12/31/2004      19,374          18,958                  18,182
3/31/2005       18,975          18,745                  18,096
6/30/2005       19,328          19,101                  18,641
9/30/2005       19,635          19,275                  18,514
12/31/2005      19,726          19,385                  18,623


    -----------------------------------------------------------------
                                        Average Annual Return/6/
                                     (for the year ended 12/31/05)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/7/
    -----------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A               1.81%  9.68%  6.40%    7.28%
    Class B                          1.49%  9.37%    --     5.91%
    Class E                          1.60%  9.49%    --     7.23%
    -----------------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/3/                    2.43%  3.62%  5.87%    7.02%
    -----------------------------------------------------------------
    Credit Suisse First Boston High
--  Yield Index/1/                   2.26% 13.56%  9.82%    7.09%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/3/Lehman Aggregate Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.

/5/S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

Stock selection within the utilities sector detracted from performance relative to the S&P 500 Index during the twelve-month period ended December 31, 2005. Comcast hurt performance as shares fell due to a lowered earnings forecast for 2006, despite strong revenues throughout the year. Within the producer durables sector, shares of Deere fell sharply toward the end of year after reporting an earnings decline based on lower manufacturing volume and slightly slower sales. Finally, negative stock selection within the consumer staples sector hurt performance relative to the benchmark. Kraft Foods was negatively affected by the continued rise in packaging costs due to continued high energy costs.

Stock selection within the technology sector contributed positively to performance relative to the benchmark during the period. Motorola benefited from strong product sales of its Razr phones late in the year. Our underweighting, and eventual liquidation, of IBM was also a contributor as the stock declined mid-year. Within the consumer discretionary sector, the Portfolio's relative sector underweight aided performance relative to the benchmark. And finally, stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos but benefited from holding rail company Union Pacific.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

2005 was a challenging year as oil prices moved higher in the first half of the year, and companies within the integrated oils sector benefited greatly. However, this was not the case during the second half, and the Portfolio outperformed the Russell 1000(R) Value Index in the fourth quarter and the second half of the year. While we have been underweight integrated oils, we have a near market weight in the other energy (oil service) sector. Oil prices in time may decline substantially from current levels, but we believe the oil service business will continue to prosper due to strong pricing and demand.

Our continued large underweight in financials penalized the Portfolio in the fourth quarter, yet we have added modestly to financials, primarily in insurance. We continue to be cautious of bank profits which we believe are increasingly generated in businesses that are volatile and unsustainable. The industry is overly competitive and we believe current profit levels are at risk. Our largest overweight sector is healthcare. We have confidence that patience here will be rewarded and find concrete evidence that supports this view. We believe a gradually increasing pipeline of new drugs and an aging population will work together to make these stocks potentially more profitable in the future. Today, the group is fundamentally undervalued on an historical basis. We also have continued to build positions in consumer staples, such as foods. In our opinion, low valuations and depressed earnings help to make these stocks more attractive.

Our philosophy is that good investing stems from a rigorous research approach that causes us sometimes to be wary of what is popular. We seek to uncover opportunities where companies are under earning relative to normal levels.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBERS OF THE TEAM ARE: W. THOMAS HUDSON, JR. AND KENNETH G. FULLER. MESSRS. DINSKY, HUDSON, AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. HUDSON, SALZMANN, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1982, 1997, 2000 AND 2002 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Exxon Mobil Corp.            4.63%
                     -------------------------------------
                     Procter & Gamble Co. (The)   3.43%
                     -------------------------------------
                     Pfizer, Inc.                 2.66%
                     -------------------------------------
                     Wyeth                        2.31%
                     -------------------------------------
                     Novartis AG (ADR)            2.25%
                     -------------------------------------
                     Newmont Mining Corp.         2.06%
                     -------------------------------------
                     International Paper Co.      2.05%
                     -------------------------------------
                     Kraft Foods, Inc.            2.02%
                     -------------------------------------
                     Emerson Electric Co.         1.99%
                     -------------------------------------
                     General Electric Co.         1.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                                 31.7%
Industrials                                  15.3%
Financials                                   14.8%
Technology                                    8.6%
Energy                                        8.3%
Basic Materials                               7.9%
Communications                                7.6%
Cyclical                                      2.5%
Utilities                                     1.7%
Mutual Fund                                   1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                  LORD, ABBETT & CO. LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]

  Date          Fund             S&P 500
----------    -------            -------
12/11/1989    $10,000           $10,000
12/31/1989     10,000            10,215
12/31/1990     10,291             9,898
12/31/1991     13,074            12,913
12/31/1992     15,106            13,897
12/31/1993     17,344            15,298
12/31/1994     17,826            15,500
12/31/1995     23,141            21,326
12/31/1996     27,642            26,224
12/31/1997     34,441            34,973
12/31/1998     38,879            44,967
12/31/1999     45,319            54,426
12/31/2000     51,971            49,463
12/31/2001     48,973            43,582
12/31/2002     40,184            33,950
12/31/2003     52,664            43,694
12/31/2004     59,475            48,445
12/31/2005     61,668            50,823



    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the year ended 12/31/05)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  3.68% 15.34%  3.48%  10.30%    12.00%
    Class B             3.39% 15.04%    --      --      6.21%
    ------------------------------------------------------------
- - S&P 500 Index/1/    4.91% 14.39%  0.54%   9.07%    11.01%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

The markets experienced volatility throughout 2005, owing to rising short-term interest rates, high energy prices, and heavy hurricane activity along the Gulf Coast. Nevertheless, major indexes did enjoy positive returns for the year. The Fed continued to raise short-term interest rates throughout 2005, with a total of eight increases of 0.25%, bringing the Fed Funds target rate to 4.25% by year end.

While we saw a brief resurgence of growth indexes versus value indexes in the fourth quarter, the year ended with value outperforming growth. While large cap stocks outperformed small cap stocks for the first time in seven years, the most notable performance came from the mid cap indexes, which significantly outperformed other market segments.

The Portfolio suffered from disappointing stock selection during the year. We underperformed the Russell Midcap(R) Growth Index, which rose 12.10% for the year. The most significant detractor from the Portfolio's relative performance in 2005 compared to the Russell Midcap(R) Growth Index was stock selection within the technology sector. Enterprise Voice Over Internet Protocol (VoIP) equipment maker Avaya Inc. experienced setbacks from lagging product sales and higher non-cash expenses relating to a purchase. Symbol Technologies, a provider of mobility solutions, announced disappointing results for second quarter and lowered guidance, along with the departure of its CEO. Stock selection within the consumer discretionary sector was also a detractor from performance. Petco Animal Supplies, Inc., a pet and supplies retailer, suffered from a lackluster retail environment and higher gasoline prices.

The most significant contributor to the Portfolio's relative performance compared to the benchmark during 2005 was stock selection and position underweight within the auto and transportation sector. UTi Worldwide, Inc., a logistics company specializing in air and sea freight-forwarding, beat analysts' earnings expectations as freight forwarding trends outpaced the market. Landstar Systems Inc., a provider of transportation services to shippers, posted strong third quarter results driven by hurricane relief work. Halliburton, Co., a provider of products and services to the oil and gas industries, was the top performing stock in the Portfolio during the year. The stock benefited from strong quarterly earnings, driven by its oilfield service operations and increased prices.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

While the economic expansion appears to remain solid, we believe that 2005's higher commodity prices and short-term interest rates may continue to slow Gross Domestic Product (GDP) growth over the next 12 months. We believe commercial aerospace companies may demonstrate above average revenue and earnings growth driven by new commercial aircraft production. We believe that the property-casualty insurance industry may potentially benefit in 2006 from accelerating revenue growth driven by higher demand by commercial clients and higher premium rates post the 2005 hurricanes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   HCC Insurance Holdings, Inc.     3.33%
                   -----------------------------------------
                   ACE, Ltd.                        2.33%
                   -----------------------------------------
                   CIT Group, Inc.                  2.29%
                   -----------------------------------------
                   Community Health Systems, Inc.   2.02%
                   -----------------------------------------
                   Halliburton Co.                  2.01%
                   -----------------------------------------
                   XTO Energy, Inc.                 2.00%
                   -----------------------------------------
                   Monsanto Co.                     2.00%
                   -----------------------------------------
                   UnitedHealth Group, Inc.         1.98%
                   -----------------------------------------
                   Axis Capital Holdings, Ltd.      1.93%
                   -----------------------------------------
                   Genzyme Corp.                    1.88%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                              23.0%
Industrials                               17.2%
Technology                                15.0%
Financials                                12.1%
Cyclical                                  11.4%
Energy                                     8.7%
Communications                             8.3%
Basic Materials                            4.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
           LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

Date             Fund    Russell Midcap Growth
----             ----    ---------------------
2/12/2001       $10,000       $10,000
3/31/2001          8440         7,729
6/30/2001         9,640         8,979
9/30/2001         7,710         6,483
12/31/2001        8,930         8,237
3/31/2002         8,720         8,092
6/30/2002         7,800         6,614
9/30/2002         6,570         5,478
12/31/2002        6,750         5,980
3/31/2003         6,770         5,979
6/30/2003         7,950         7,101
9/30/2003         8,160         7,609
12/30/2003        9,160         8,535
3/31/2004         9,460         8,948
6/30/2004         9,471         9,042
9/30/2004         9,030         8,650
12/31/2004       10,300         9,856
3/31/2005        10,020         9,691
6/30/2005        10,180         10,024
9/30/2005        10,560         10,680
12/31/2005       10,772         11,048


    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                      (for the year ended 12/31/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A                4.71% 17.22%       2.84%
--       Class B                      4.58% 16.86%       1.53%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   12.10% 22.70%       2.06%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6 percent year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index, declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

PORTFOLIO REVIEW

For the twelve-month period ending December 31, 2005, the portfolio underperformed with respect to the Russell Midcap(R) Index. Stock selection within the materials & processing and auto & transportation sectors were the primary detractors to relative performance. Within the materials & processing sector, the Portfolio suffered as the share prices of paper and packaging companies, Meadwestvaco Corp. and Pactiv Corp., declined due to margin compression as result of higher raw material and energy costs along with softening demand.

Dana Corp., the auto parts manufacturer, was also a drag on the Portfolio as it indicated it would be restating its fiscal year 2004 and first half of 2005 financials due to improper accounting practices. It also delayed the release of the 3/rd/ quarter 2005 results.

An overweight position within the strong performing other energy sector was the primary contributor to portfolio performance during the period. In particular, the Portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices.

In addition, stock selection within the consumer staples sector contributed to portfolio performance. Shares of Dean Foods Co. rose as a result of strong earnings and a positive outlook.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

OUTLOOK

Based on our research contacts with companies, we believe the industrial segment of the economy may continue with above average growth. We believe that many of our portfolio companies in these areas may see margin recovery this year as input cost increases moderate while the potential beneficial effects of their own price increases are realized. During the course of the year, we trimmed areas of relative price strength and eliminated some positions in energy stocks and some long-term holdings that have realized their catalysts. We have reinvested these proceeds in several areas including telecommunications and media related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to be in the early stages of potential profitability recoveries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

NOTE TO INVESTORS: LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, HEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

The views of Lord, Abbett & Co. LLC and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Sabre Holdings Corp.           2.57%
                    ---------------------------------------
                    Eastman Chemical Co.           2.43%
                    ---------------------------------------
                    Pactiv Corp.                   2.31%
                    ---------------------------------------
                    R. R. Donnelley & Sons Co.     2.19%
                    ---------------------------------------
                    GlobalSantaFe Corp.            2.15%
                    ---------------------------------------
                    Cadence Design Systems, Inc.   2.10%
                    ---------------------------------------
                    Timken Co.                     2.08%
                    ---------------------------------------
                    King Pharmaceuticals, Inc.     2.07%
                    ---------------------------------------
                    Genuine Parts Co.              2.05%
                    ---------------------------------------
                    Ball Corp.                     2.00%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Industrials                               19.6%
Financials                                13.8%
Cyclical                                  13.3%
Communications                            13.1%
Basic Materials                           12.6%
Non-Cyclical                               8.5%
Energy                                     8.4%
Utilities                                  5.5%
Technology                                 5.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
          LORD, ABBETT & CO. LLC VS. INDICES 1 AND 2 (SEE FOOTNOTES)
                           Growth Based on $10,000+

                              [CHART]

Date            Fund        Russell Midcap          S&P Midcap 400
----            ----        --------------          --------------
8/20/1997       $10,000        $10,000                 $10,066
9/30/1997       10,440          10,561                  10,630
12/31/1997      10,490          10,678                  11,204
3/31/1998       11,361          11,833                  12,306
6/30/1998       11,308          11,654                  11,797
9/30/1998        9,383           9,927                  10,169
12/31/1998      10,606          11,757                  11,727
3/31/1999       10,125          11,702                  10,783
6/30/1999       11,829          12,973                  12,392
9/30/1999       10,940          11,858                  11,185
12/31/1999      11,211          13,902                  12,000
3/31/2000       12,366          15,304                  12,752
6/30/2000       13,198          14,614                  12,413
9/30/2000       14,890          15,609                  14,033
12/31/2000      17,139          15,049                  15,341
3/31/2001       16,703          13,470                  14,811
6/30/2001       17,659          14,754                  16,497
9/30/2001       16,267          12,119                  14,351
12/31/2001      18,527          14,203                  16,436
3/31/2002       19,674          14,807                  18,068
6/30/2002       18,472          13,393                  17,007
9/30/2002       15,754          11,031                  13,864
12/31/2002      16,802          11,904                  14,775
3/31/2003       15,426          11,623                  13,918
6/30/2003       17,910          13,746                  16,588
9/30/2003       18,796          14,631                  17,782
12/30/2003      21,196          16,675                  20,716
3/31/2004       22,625          17,532                  21,862
6/30/2004       23,245          17,786                  22,122
9/30/2004       23,317          17,637                  21,949
12/31/2004      26,458          20,046                  24,638
3/31/2005       26,458          19,996                  24,463
6/30/2005       27,082          20,831                  25,652
9/30/2005       28,220          22,065                  27,040
12/31/2005      28,649          22,583                  27,494


    -------------------------------------------------------------------------
                                             Average Annual Return/4/
                                          (for the year ended 12/31/05)
    -------------------------------------------------------------------------
                                      1 Year 3 Year 5 Year Since Inception/5/
    -------------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A           8.28% 19.47% 10.82%       13.41%
             Class B                   8.05% 19.19%    --        11.89%
    -------------------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/                    11.60% 23.00% 12.38%       12.76%
    -------------------------------------------------------------------------
--  Russell Midcap Index/3/           12.65% 23.79%  8.45%       10.22%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Aggressive Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 10.38% gain bested the 7.67% return of its benchmark by 271 bps (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000, 19% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the Wilshire 5000 Stock Index return of 6.38%.

During the year, the Portfolio was re structured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 13% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the year ended December 31, 2005, the Portfolio's more aggressive large-cap growth portfolios provided strong performance for the year versus their benchmarks. Specifically, the Jennison Growth Portfolio returned 13.88% for 2005 and the Janus Aggressive Growth Portfolio returned 13.84% for the same time period versus the 5.26% return of the Russell 1000 Growth Index. The Aggressive Portfolio's large value portfolios, however, did not perform as well as expected. The Lord Abbett Growth and Income Portfolio's return of 3.68% lagged the Russell 1000 Value Index by 337bps. Additionally, the Van Kampen Comstock Portfolio continued its poor start, and has lagged its benchmark index since its May inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks. On the positive side, the Portfolio's other value portfolios posted strong results as the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. The Portfolio's small allocation to the RCM Global Technology Portfolio added to performance with an 11.35% return for 2005 besting the NASDAQ Index by 923 bps. On the international front, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Van Kampen Comstock Portfolio             13.02%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.01%
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   11.95%
               --------------------------------------------------
               Davis Venture Value Portfolio             11.92%
               --------------------------------------------------
               Harris Oakmark International Portfolio     9.93%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.02%
               --------------------------------------------------
               MFS Research International Portfolio       7.18%
               --------------------------------------------------
               Jennison Growth Portfolio                  7.01%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio     4.98%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.01%
               --------------------------------------------------
               RCM Global Technology Portfolio            3.96%
               --------------------------------------------------
               Turner Mid-Cap Growth Portfolio            3.02%
               --------------------------------------------------
               Goldman Sachs Mid-Cap Value Portfolio      2.99%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. AGGRESSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund         Wilshire 5000    Aggressive Benchmark
----            ----         -------------    --------------------
11/3/2004      $10,000          $10,000            $10,000
12/31/2004      10,715           10,713             10,843
3/31/2005       10,555           10,533             10,602
6/30/2005       10,776           10,709             10,848
9/30/2005       11,428           11,253             11,285
12/31/2005      11,828           11,537             11,535


    ----------------------------------------------------------------
                                 Average Annual Return/6/
                              (for the year ended 12/31/05)
    ----------------------------------------------------------------
                                                  Cumulative Return
                                                   (for the period
                        1 Year Since Inception/8/ ended 12/31/05)/7/
    ----------------------------------------------------------------
    MetLife Aggressive
    Strategy
    Portfolio--Class A     --           --              15.12%
--        Class B       10.38%       18.27%                --
    ----------------------------------------------------------------
    Aggressive Blended
- - Benchmark/1/         7.67%       13.02%             11.85%
    ----------------------------------------------------------------
    Wilshire 5000 Stock
--  Index/2/             6.38%       13.02%             11.25%
                        --------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Aggressive Blended Benchmark--Comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Aggressive Blended Benchmark to the Dow Jones Wilshire 5000 Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/8/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Balanced Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 7.12% gain outperformed the 6.13% return of its benchmark by 99bps (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000, 30% Lehman Brothers Universal, 13% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 9% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced. In addition, Met Investors Advisory LLC added an allocation to the Salomon Brothers U.S. Government Portfolio, which pursues a short to intermediate duration strategy, as another fixed income option.

In terms of relative performance for the period, the fixed income component of the Balanced Strategy Portfolio proved to be the main detractor of performance relative to the index for the year ended 12/31/05. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve. In the short-term, this produced a negative effect on performance for the Salomon Brothers U.S. Government Portfolio as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The value portfolios, the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio, all had strong performance relative to their respective benchmarks. The Balanced Portfolio's growth portfolios also turned in an impressive 2005 as the Jennison Growth Portfolio, Janus Aggressive Growth Portfolio, Turner Mid-Cap Growth Portfolio and the T. Rowe Price Mid Cap-Cap Growth Portfolio, all outperformed their respective benchmarks. In addition, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both of these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                9.10%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio   9.03%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         8.81%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      8.04%
             -----------------------------------------------------
             Davis Venture Value Portfolio                8.02%
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 7.82%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     6.76%
             -----------------------------------------------------
             Harris Oakmark International Portfolio       6.02%
             -----------------------------------------------------
             MFS Research International Portfolio         5.18%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio     4.87%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio       4.05%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio       4.02%
             -----------------------------------------------------
             Jennison Growth Portfolio                    3.04%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio            3.03%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio        3.02%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio       2.07%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio       2.06%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio              2.03%
             -----------------------------------------------------
             Met/AIM Small Cap Growth Portfolio           2.02%
             -----------------------------------------------------
             Lazard Mid Cap Portfolio                     1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE BALANCED STRATEGY PORTFOLIO VS. BALANCED BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund         MSCI Global     Balanced Benchmark
----            ----         -----------     ------------------
11/3/2004      $10,000         $10,000           $10,000
12/31/2004      10,419          10,501            10,701
3/31/2005       10,298          10,363            10,567
6/30/2005       10,490          10,578            10,590
9/30/2005       10,915          10,934            10,990
12/31/2005      11,161          11,144            11,136

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2005

                                    [CHART]

Registered Investment Company         100%


    ------------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/12/
    ------------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/11/ ended 12/31/05)/10/
    ------------------------------------------------------------------
    MetLife Balanced
    Strategy
    Portfolio--Class A     --           --               10.21%
--        Class B        7.12%       11.61%                 --
    ------------------------------------------------------------------
    Balanced Blended
- - Benchmark/1/         6.13%        9.73%               8.69%
    ------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%               5.96%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Balanced Blended Benchmark--Comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Balanced Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/Russell 1000 Value Index: offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/11/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/12/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/13/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the MetLife Defensive Strategy Portfolio nearly matched the return for its blended benchmark with a 4.48% gain versus a 4.59% return for the benchmark (the Defensive Blended Benchmark is comprised of the following mix: 28% Wilshire 5000, 55% Lehman Brothers Universal, 7% MSCI EAFE, and 10% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, on the fixed-income side, the Portfolio added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund. In light of the new 15% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. On the equity side, to help broaden the Portfolio's securities diversification in large cap value, we added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the year, the fixed income component of the Defensive Strategy Portfolio proved to be the main reason for the modest lag in performance relative to the index for the year ended December 31, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve, which proved to be a negative as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 19.78%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     15.63%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio     14.79%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.91%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    7.10%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio       6.10%
             -----------------------------------------------------
             MFS Research International Portfolio          4.19%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                 4.09%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.07%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 3.04%
             -----------------------------------------------------
             T. Rowe Price Mid Cap Growth Portfolio        2.08%
             -----------------------------------------------------
             Lazard Mid Cap Growth Portfolio               2.05%
             -----------------------------------------------------
             Jennison Growth Portfolio                     2.05%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        2.05%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        2.03%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        1.04%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2005

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. DEFENSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

               [CHART]

Date            Fund          MSCI Global      Defensive Benchmark
----            ----          -----------      -------------------
11/3/2004      $10,000          $10,000             $10,000
12/31/2004      10,134           10,289              10,701
3/31/2005       10,032           10,199              10,567
6/30/2005       10,225           10,440              10,590
9/30/2005       10,459           10,618              10,990
12/31/2005      10,587           10,762              11,136



    -----------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/11/
    -----------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/10/ ended 12/31/05)/9/
    -----------------------------------------------------------------
    MetLife Defensive
    Strategy
    Portfolio--Class A     --           --               6.07%
--        Class B        4.48%        5.88%                --
    -----------------------------------------------------------------
    Defensive Blended
- - Benchmark/1/         4.59%        6.49%              5.61%
    -----------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%              5.96%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Defensive Blended Benchmark--Comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Defensive Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/9/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/12/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Growth Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 9.12% gain bested the 7.15% return of it benchmark by 197bps (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000, 10% Lehman Brothers Universal, 17% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, the Portfolio added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, in order to help broaden securities diversification in large cap value. In light of the new 12% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the year ended December 31, 2005, the equity components proved to be the main reason for the outperformance, as the Portfolio's more aggressive large-cap growth portfolios provided strong performance for the year versus their benchmarks. The Jennison Growth Portfolio returned 13.88% for 2005 and the Janus Aggressive Growth Portfolio returned 13.84% for the same time period versus the 5.26% return of the Russell 1000 Growth Index. The Growth Portfolio's large value portfolios, however, did not perform as well as expected. The Lord Abbett Growth and Income Portfolio's return of 3.68% lagged the Russell 1000 Value Index by 337bps. Additionally, the Van Kampen Comstock Portfolio continued its poor start, and has lagged its benchmark index since its May inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks. On the positive side, the Portfolio's other value managers posted strong results as the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. The Portfolio's small allocation to the RCM Global Technology Portfolio added to performance with an 11.35% return for 2005 besting the NASDAQ Index by 923 bps. On the international front, allocations to the MFS Research International Portfolio and the Harris Oakmark International Portfolio were positives as both these portfolios outperformed their benchmark, the MSCI EAFE Index, by 275 bps and 46 bps respectively. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

The relatively small fixed income component of the Growth Strategy Portfolio (approximately 15%) experienced difficulty during 2005. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                12.06%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.99%
             -----------------------------------------------------
             Davis Venture Value Portfolio                10.96%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.03%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        7.97%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          6.17%
             -----------------------------------------------------
             Jennison Growth Portfolio                     5.02%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.98%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.80%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.00%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          3.90%
             -----------------------------------------------------
             Met/AIM Small Cap Growth Portfolio            3.02%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         3.00%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        2.06%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio               2.01%
             -----------------------------------------------------
             RCM Global Technology Portfolio               1.98%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio        1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       METLIFE GROWTH STRATEGY PORTFOLIO VS. GROWTH BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                 [CHART]

   Date        Fund       MSCI Global    Growth Benchmark
   ----        ----       -----------    ----------------
 11/3/2004    $10,000       $10,000           $10,000
12/31/2004     10,630        10,643            10,701
 3/31/2005     10,479        10,477            10,567
 6/30/2005     10,691        10,665            10,590
 9/30/2005     11,254        11,146            10,990
12/31/2005     11,600        11,404            11,136



    -----------------------------------------------------------------------
                                         Average Annual Return/11/
                                       (for the year ended 12/31/05)
    -----------------------------------------------------------------------
                                                       Cumulative Return/9/
                                            Since        (for the period
                                  1 Year Inception/10/   ended 12/31/05)
    -----------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A               --        --             13.20%
--        Class B                  9.12%    13.63%               --
    -----------------------------------------------------------------------
    Growth Blended
- - Benchmark/1/                   7.15%    11.92%            10.79%
    -----------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/              4.06%     9.66%             5.96%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Growth Blended Benchmark--Comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Growth Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/8/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/9/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/12/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Moderate Strategy Portfolio outperformed its blended benchmark for the year ended December 31, 2005, as its 5.81% gain outperformed the 5.35% return of its benchmark by 46bps (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000, 45% Lehman Brothers Universal, 10% MSCI EAFE, and 5% CG 90-Day T-Bill). During the same period, the Portfolio outperformed the MSCI Global Capital Markets Index return of 4.06%.

During the year, the Portfolio was restructured on or about May 2, 2005 to reflect updated asset classes and underlying portfolio allocations. Specifically, on the fixed-income side, the Portfolio added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund. In light of the new 8% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. On the equity side, to help broaden the Portfolio's securities diversification in large cap value, we added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the year, the fixed income component of the Moderate Strategy Portfolio proved to be the main detractor from performance relative to the index for the year ended December 31, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration and increased exposure to the short-end of the yield curve, which proved to be a negative as the Fed continued to hike short-term rates over the course of 2005. The PIMCO Total Return Portfolio modestly added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), lagged its benchmark, the Lehman Brothers U.S. TIPS Index, for the year by 136 bps due to an overweight in the short-to-intermediate portion of the yield curve, which proved to be a negative as the yield curve flattened. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, Met Investors Advisory LLC continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The three biggest equity components in the Portfolio also experienced difficulty in 2005. The Oppenheimer Capital Appreciation Portfolio returned 4.99%, lagging the Russell 1000 Growth Index by 27 bps. The Lord Abbett Growth and Income Portfolio's 2005 return of 3.68% lagged the Russell 1000 Value Index by 337 bps primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Lastly, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, and has lagged its benchmark index since the Portfolio's inception. The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to stock selection in the materials sector and a fairly large underweight in energy stocks.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong performance relative to their respective benchmarks. In addition, an allocation to the MFS Research International Portfolio was a positive as the Portfolio's overweight to Latin America helped it outperform its index, the MSCI EAFE Index, by 275 bps for 2005. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2005, achieving a 13.61% return beating the 12.13% return of the NAREIT Equity REIT Index benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 14.74%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     11.64%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.84%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio       9.10%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    9.08%
             -----------------------------------------------------
             Salomon Brothers US Government Portfolio      7.84%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                 6.10%
             -----------------------------------------------------
             MFS Research International Portfolio          5.21%
             -----------------------------------------------------
             Jennison Growth Portfolio                     4.07%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.05%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 4.03%
             -----------------------------------------------------
             T. Rowe Price Mid-Cap Growth Portfolio        3.11%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        3.05%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        3.02%
             -----------------------------------------------------
             Neuberger Berman Real Estate Portfolio        2.08%
             -----------------------------------------------------
             Lazard Mid Cap Portfolio                      2.03%
             -----------------------------------------------------
             Turner Mid-Cap Growth Portfolio               1.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05
                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MODERATE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

              [CHART]

    Date       Fund        MSCI Global      Moderate Benchmark
    ----       ----        -----------      ------------------
 11/3/2004    $10,000       $10,000             $10,000
12/31/2004     10,255        10,394              10,701
 3/31/2005     10,133        10,277              10,567
 6/30/2005     10,325        10,512              10,590
 9/30/2005     10,660        10,775              10,990
12/31/2005     10,851        10,951              11,136


    ------------------------------------------------------------------
                                   Average Annual Return
                             (for the year ended 12/31/05)/12/
    ------------------------------------------------------------------
                                                   Cumulative Return
                                                    (for the period
                        1 Year Since Inception/11/ ended 12/31/05)/10/
    ------------------------------------------------------------------
    MetLife Moderate
    Strategy
    Portfolio--Class A     --           --                8.16%
--        Class B        5.81%        8.51%                 --
    ------------------------------------------------------------------
    Moderate Blended
- - Benchmark/1/         5.35%        8.10%               7.14%
    ------------------------------------------------------------------
    MSCI Global Capital
--  Markets Index/10/    4.06%        9.66%               5.96%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Moderate Blended Benchmark--Comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Portfolio has changed its primary index from Moderate Blended Benchmark to the MSCI Global Capital Markets Index to better reflect the market in which the Portfolio invests.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/11/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/12/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

/13/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Met Life MFS Research International Portfolio had a total return of 16.42%. In comparison, the portfolio's benchmark, the MSCI EAFE Index returned 14.02%.

CONTRIBUTORS TO PERFORMANCE

Security selection in the energy, financial services, and health care sectors was the primary contributor to the portfolio's relative performance over the period. In energy, global seamless steel pipe manufacturer Tenaris*, Russian oil company Lukoil, neither of which are benchmark constituents, and Norwegian oil and gas company Statoil boosted results as the stocks significantly outperformed the overall benchmark.

Within the financial services sector, several strong-performing stocks which are not benchmark constituents benefited portfolio performance including Brazilian banking firm Unibanco-Uniao de Bancos Brasileiros, and South Korean banking firms Kookmin Bank and Hana Financial Holdings*. Performance in this sector was also bolstered by Japanese real estate firm Leopalace21 and Japanese financial services company Orix.

Although security selection in the health care sector aided relative results over the period, no individual stock within this sector was among the portfolio's greatest contributors.

Securities in other sectors which aided performance included Korean microchip and electronics manufacturer Samsung Electronics and Brazilian iron ore miner Companhia Vale do Rio Doce.

During the reporting period, our currency exposure was a significant contributor to the portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our underweighted position in the strong-performing special products and services sector held back performance relative to the benchmark during the reporting period. Within this sector, our position in Japanese technology investment firm Softbank* was among the portfolio's greatest detractors, as the stock was eliminated prior to a strong run-up in share price.

Security selection in the retailing sector and the basic materials sector also hurt benchmark relative performance. Within retailing, UK-based home improvement store operator Kingfisher* was among the portfolio's greatest detractors. No individual holdings within basic materials were among the top detractors for the period.

Although the utilities and communications sector aided relative results overall, several holdings within this sector were a drag on performance. These included telecommunications companies Telefonica (Spain) and Deutsche Telekom* (Germany), and Italian Internet service provider FastWeb, which is not a benchmark constituent.

Elsewhere, Japanese electronic devices manufacturer Seiko Epson*, Japanese video game console maker Nintendo, and UK-based pharmaceutical company GlaxoSmithKline hurt relative results.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

The views expressed are those of MFS, and are subject to change at any time. These views should not be relied upon as investment advice, as securities recommendations, or as an indication of trading intent on behalf of any other MFS investment product.

Past performance is no guarantee of future results.

TEAM MANAGER

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the portfolio at period-end.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Samsung Electronics Co., Ltd.      3.53%
                  -------------------------------------------
                  Total Fina Elf S.A.                3.25%
                  -------------------------------------------
                  Nestle S.A.                        2.36%
                  -------------------------------------------
                  Roche Holdings AG                  2.35%
                  -------------------------------------------
                  GlaxoSmithKline Plc                2.34%
                  -------------------------------------------
                  Schneider Electric S.A.            1.91%
                  -------------------------------------------
                  UBS AG                             1.87%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   1.76%
                  -------------------------------------------
                  BNP Paribas S.A.                   1.66%
                  -------------------------------------------
                  BHP Billiton Plc                   1.66%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

United Kingdom                         18.7%
Japan                                  16.8%
France                                 13.3%
Switzerland                             7.9%
Korea                                   7.9%
Italy                                   4.6%
Spain                                   3.6%
Brazil                                  3.5%
Germany                                 3.3%
Others                                 20.4%



--------------------------------------------------------------------------------
                                      48

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                MFS RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
        MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                              MSCI
Date             Fund         EAFE
----             ----         ----
2/12/2001      $10,000     $10,000
3/31/2001        8,830       8,991
6/30/2001        9,150       8,913
9/30/2001        8,040       7,669
12/31/2001       8,486       8,205
3/31/2002        8,516       8,251
6/30/2002        8,375       8,092
9/30/2002        7,154       6,499
12/31/2002       7,484       6,920
3/31/2003        6,993       6,357
6/30/2003        8,018       7,601
9/30/2003        8,521       8,223
12/31/2003       9,882       9,630
3/31/2004       10,306      10,053
6/30/2004       10,336      10,097
9/30/2004       10,477      10,074
12/31/2004      11,814      11,622
3/31/2005       11,692      11,610
6/30/2005       11,510      11,523
9/30/2005       13,077      12,726
12/31/2005      13,754      13,251


    -----------------------------------------------------------------
                                          Average Annual Return
                                     (for the year ended 12/31/05)/2/
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    MFS Research International
    Portfolio--Class A               16.77% 22.72%       8.35%
--        Class B                    16.42% 22.49%       6.75%
          Class E                    16.52% 22.57%      13.51%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               14.02% 24.18%       5.93%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



PORTFOLIO HIGHLIGHTS

Financial markets ended the year with mostly positive returns. Domestic equity markets were aided by continued corporate earnings growth; in addition, increased spending on nondurable goods and greater residential and corporate investment advanced GDP growth. The prolonged cycle of monetary policy tightening continued and contributed to additional yield curve flattening. Before year end yields on 2-year and 10-year US Treasuries inverted for the 1st time since December 2000.

In this environment, REITs, as measured by the NAREIT Equity Index, generated positive total returns. For the period, the Neuberger Berman Real Estate Portfolio outperformed the NAREIT Equity Index.

During the year, REIT performance in general varied from Quarter to Quarter--the first quarter posted a loss for REITs, followed by three positive quarters. Ultimately, REITs were supported by investor expectations that a continued improvement in underlying operating fundamentals, driven in part by constructive supply and demand factors, should result in further earnings and dividend growth. In addition, REITs benefited from favorable cash flow characteristics in comparison to other investments.

Most major NAREIT property types exhibited increases for the period. Those that posted the greatest contributions to returns included Offices, Apartments, and Regional Malls. Manufactured Home properties were the only detractor from absolute returns for the Index.

For the Neuberger Berman Real Estate Portfolio, absolute and relative performance was driven primarily by the Office and Diversified sectors. The Portfolio's holdings in both of these sectors substantially outperformed versus the returns generated by the corresponding NAREIT sectors. In total, both stock selection and sector allocation were modestly additive to relative performance. All sectors contributed positively to the Portfolio on an absolute basis.

OUTLOOK

Our outlook for REITs remains constructive based on the following points: REIT industry earnings growth could accelerate to 8% driven by still improving fundamentals in most core property sectors, a continuation of merger and acquisition activity, and increased investor focus on REITs with development expertise. Combined with dividend growth of approximately 4%, and assuming no improvement in valuations, we believe total returns could be in the range of 8% to 10% for 2006.

Commercial real estate property fundamentals remain very favorable. Apartments, office buildings and industrial properties are all experiencing rising levels of occupancy. Retail properties are experiencing rental growth rates in excess of that of the CPI. Hotel assets are experiencing rising rate and occupancy levels. Modest supply growth in most property categories is supporting these strong fundamentals. Essentially, all these property segments are benefiting from increased pricing power, which translates into improved operating results.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               SL Green Realty Corp. (REIT)             6.02%
               -------------------------------------------------
               Trizec Properties, Inc. (REIT)           5.80%
               -------------------------------------------------
               ProLogis (REIT)                          5.20%
               -------------------------------------------------
               Simon Property Group, Inc. (REIT)        5.01%
               -------------------------------------------------
               Colonial Properties Trust (REIT)         4.45%
               -------------------------------------------------
               Camden Property Trust (REIT)             4.31%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   4.25%
               -------------------------------------------------
               Equity Residential (REIT)                4.10%
               -------------------------------------------------
               Vornado Realty Trust (REIT)              4.07%
               -------------------------------------------------
               Maguire Properties, Inc. (REIT)          3.84%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Office                             26.0%
Apartments                         17.5%
Regional Malls                     15.1%
Diversified                        13.3%
Industrials                         9.6%
Lodging                             7.0%
Community Centers                   6.1%
Health Care                         5.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                  [CHART]

Date             Fund    NAREIT REIT
----             ----    -----------
5/1/2004       $10,000     $10,000
6/30/2004       10,350      11,027
9/30/2004       11,130      11,935
12/31/2004      12,975      13,751
3/31/2005       12,090      12,777
6/30/2005       13,848      14,624
9/30/2005       14,337      15,184
12/31/2005      14,739      15,418


    -----------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the year ended 12/31/05)
    -----------------------------------------------------------
                                 1 Year    Since Inception/3/
    -----------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A           13.61%         26.13%
--  Class B                      13.29%         25.80%
    Class E                      13.45%         25.99%
    -----------------------------------------------------------
- - NAREIT Equity REIT Index/1/  12.13%         29.57%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class B shares will differ from that of the Class A and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE.
Over the 12-month period ended December 31, 2005, the Portfolio participated in most of the U.S. stock market's overall gains. However, the Portfolio's returns were lower than those of its benchmark and Lipper category average, primarily due to disappointing stock selections in the media industry.

During the first half of the year, the Portfolio received positive performance contributions from a number of its holdings in the energy and industrials sectors, where integrated oil companies, such as ExxonMobil Corp., and diversified conglomerates, such as General Electric Co., supported returns. In addition, the Portfolio's focus on well-known companies selling at attractive valuations led it to a number of potential opportunities among technology companies. Sales and revenues for technology leaders such as microchip maker Intel Corp. and computing giant International Business Machines Corp. were expected to rise as corporate customers became more comfortable increasing expenditures for new equipment. However, rising interest rates and higher energy prices made executives more cautious, and many companies postponed new purchases.

The Portfolio also had identified a number of dominant media companies selling at substantial discounts to historical averages due to a persistent advertising slump. However, the slump did not end for companies focused on traditional media, and their shares largely failed to rebound. Finally, some of the Portfolio's holdings of large pharmaceutical disappointed when company-specific problems, including product safety issues, put downward pressure on earnings.

When the new management team took the Portfolio's reins in October, we began to reduce its emphasis on attractively valued growth stocks and increase its focus on fundamentally sound, reasonably valued, high quality companies that we believed were poised to benefit from certain long-term, secular trends. In the health care area, we changed the Portfolio's emphasis from large pharmaceutical companies to leaders in the biotechnology industry, including several companies with drugs nearing FDA approval. We shifted the Portfolio's media holdings away from broadcasters and publishers toward companies in the vanguard of the faster-growing "new media," such as online advertising vehicles. We also complemented some of the Portfolio's attractively valued technology holdings, such as networking equipment provider Cisco Systems, Inc., with Internet leaders, including online auctioneer eBay Inc. and search engine Google Inc. Although just three months is too short a period to judge the merits of any long-term investment, we nonetheless are encouraged that these changes have produced a rapid improvement in the Portfolio's performance.

WILLIAM L. WILBY, CFA AND MARC L. BAYLIN, CFA
Portfolio Manager
OPPENHEIMER FUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/2005

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Cisco Systems, Inc.                  2.91%
                 ---------------------------------------------
                 Microsoft Corp                       2.81%
                 ---------------------------------------------
                 General Electric Co.                 2.37%
                 ---------------------------------------------
                 Medtronic, Inc.                      2.16%
                 ---------------------------------------------
                 American International Group, Inc.   1.90%
                 ---------------------------------------------
                 Amgen, Inc.                          1.88%
                 ---------------------------------------------
                 eBay, Inc.                           1.76%
                 ---------------------------------------------
                 Yahoo!, Inc.                         1.69%
                 ---------------------------------------------
                 Monsanto Co.                         1.58%
                 ---------------------------------------------
                 Google, Inc.                         1.58%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                               27.2%
Technology                                 20.3%
Communications                             11.8%
Cyclical                                   10.9%
Industrials                                10.8%
Financials                                  9.6%
Energy                                      6.3%
Basic Materials                             3.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                  OPPENHEIMERFUNDS, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+
                   [CHART]

Date            Fund           S&P 500
----            ----           -------
2/12/2001     $10,000         $10,000
3/31/2001       8,740           8,512
6/30/2001       9,350           9,010
9/30/2001       7,750           7,687
12/31/2001      8,573           8,509
3/31/2002       8,314           8,533
6/30/2002       7,023           7,389
9/30/2002       6,013           6,113
12/31/2002      6,453           6,628
3/31/2003       6,263           6,420
6/30/2003       7,174           7,408
9/30/2003       7,463           7,605
12/31/2003      8,294           8,531
3/31/2004       8,354           8,675
6/30/2004       8,464           8,824
9/30/2004       8,144           8,659
12/31/2004      8,825           9,458
3/31/2005       8,581           9,255
6/30/2005       8,612           9,382
9/30/2005       8,921           9,720
12/31/2005      9,241           9,923


    ---------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the year ended 12/31/05)
    ---------------------------------------------------------------
                                                         Since
                                     1 Year   3 Year  Inception/3/
    ---------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A                4.99%   12.99%      2.17%
--  Class B                           4.71%   12.72%     -1.60%
    Class E                             --       --      10.01%
    ---------------------------------------------------------------
- - S&P 500 Index/1/                  4.91%   14.39%     -0.16%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Bonds gained ground in 2005, leaning against the headwinds of 200 basis points of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. The Lehman U.S. TIPS Index returned 2.84 percent for the year ended December 31, 2005. Real return bonds outpaced similar nominal bonds for the year. Ten-year real yields ended the year at 2.08 percent, 5 basis points lower than at the start of the year.

Bond markets were dominated during 2005 by speculation about the pace and duration of the Federal Reserve's tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter. Market expectations of continued Fed tightening drove short term real rates higher and helped produce a significant flattening of the real yield curve. The difference in yields between two and 10-year TIPS increased from 143 basis points at the start of 2005 to a 72 basis point inversion by year end. As the year drew to a close, some optimism arose that the Fed might be moving close to the end of its rate increases, which could produce a steeper yield curve. Additionally a drop in energy prices, which soared after the Gulf Coast hurricanes, calmed fears about inflation and contributed to the decrease in break-even inflation, (the difference between nominal Treasury yields and real yields).

During the second half of the year, signs also emerged that higher mortgage rates and lofty valuations could finally be affecting affordability in property markets. Growth in new home prices decelerated, and inventories of new and existing homes rose. Minutes of the Fed's November 1/st/ meeting revealed concern about these trends from some policy makers, who discussed the risks of "going too far" and the need to change the outlook "before long." In December the Fed dropped its description of monetary policy as providing "accommodation" to the economy, though it also acknowledged that higher rates might be necessary to contain inflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

Prudent diversification and active management protected the Portfolio in a volatile market. The PIMCO Inflation Protected Bond Portfolio benefited from tactical adjustments and holdings in non-Index securities, such as corporates, emerging markets and non U.S. securities with an emphasis on European bonds.

Above-benchmark duration from TIPS during the second half of the year was positive for returns as U.S. real yields fell in general. An emphasis on shorter maturity TIPS was negative for performance as yields on these securities rose more than yields on longer-term TIPS. Net short positions in nominal bonds were positive for the period as nominal yields rose during the year. Exposure to non-US inflation linked bonds was an additional positive for performance as real yields fell across the globe. A small allocation to corporate bonds also added value as their relatively higher coupons mitigated the impact of rising interest rates. Exposure to mortgage-backed securities was negative for returns, as this sector underperformed Treasuries of similar duration. Emerging markets bonds benefited from improving economic fundamentals and continued credit quality upgrades, and the Portfolio's allocation to these securities was positive for performance.

MARKET/PORTFOLIO OUTLOOK

The U.S. economy will slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Federal Reserve is nearing the end of its tightening cycle while major central banks outside the U.S., such as the European Central Bank, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow, because expansion outside the U.S. is partially dependent on U.S demand. A key element of the outlook is the impact a housing market decline will have on the U.S. economy. As housing decelerates, so will consumer spending. Housing gains have contributed significantly to U.S. growth via wealth effects, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes will decrease housing affordability in 2006, taking the froth out of the property market. As housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.

With regards to strategy, we expect to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. We will target duration moderately above the index given an expected slowdown in growth and downward pressure on real yields. We will favor longer maturity TIPS as these issues offer more value. Falling inflation expectations tend to drive short-term real yields higher relative to intermediate and long-term yields. We plan to retain our nominal bond exposure in anticipation of slower growth. Additionally, we expect to emphasize short to intermediate maturities in the U.S. that should outperform as the market begins to price in the start of a Fed easing cycle. We also plan to focus on similar maturities in the U.K., where we expect the yield curve to steepen. We expect to retain our emphasis on mortgage-backed bonds, especially high quality pass-throughs backed by government agencies. Valuation remains a major risk in the corporate bond market. With the sector fully valued and default risk expected to rise as the economy cools, we plan to retain modest exposure in select companies with strong asset quality and pricing power. We also expect to emphasize the emerging markets sector because of its attractive risk/return profile compared to other higher yielding alternatives.

JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (2.375% 1/15/25)    13.05%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.000% 01/15/14)   11.72%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875% 4/15/29)     9.65%
        ---------------------------------------------------------------
        U.S. Treasury Note (3.000% 07/15/12)                    9.43%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.000% 7/15/14)     6.84%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.500% 01/15/11)    6.82%
        ---------------------------------------------------------------
        U.S. Treasury Note (0.875% 04/15/10)                    6.79%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875% 01/15/09)    6.59%
        ---------------------------------------------------------------
        U.S. Treasury Note (1.875% 07/15/15)                    4.03%
        ---------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.625% 04/15/28)    4.03%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

U.S. Government & Agency Obligations                    83.6%
Asset-Backed Securities                                  7.6%
Corporate Bonds & Debt Securities                        4.5%
Collateralized Mortgage Obligations                      2.0%
Foreign Bonds & Debt Securities                          1.9%
Municipals                                               0.4%
Preferred Stock                                          0.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
PACIFIC MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS BOND INDEX/1/
                           Growth Based on $10,000+

                 [CHART]

Date            Fund         Lehman Global
----            ----         -------------
5/1/2003       $10,000         $10,000
6/30/2003       10,360          10,367
9/30/2003       10,460          10,398
12/31/2003      10,547          10,568
3/31/2004       11,173          11,111
6/30/2004       10,855          10,766
9/30/2004       11,215          11,180
12/31/2004      11,541          11,460
3/31/2005       11,541          11,423
6/30/2005       11,768          11,771
9/30/2005       11,833          11,773
12/31/2005      11,711          11,785


    -----------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the year ended 12/31/05)
    -----------------------------------------------------------------------
                                             1 Year    Since Inception/3/
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond
    Portfolio--Class A                       1.48%           6.09%
--        Class B                            1.39%           5.86%
    -----------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                 2.84%           6.34%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Bonds gained ground in 2005, leaning against the headwinds of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. Initially, bonds lost ground in the first quarter of 2005, as volatile interest rates and weakness in credit markets related to concerns about auto industry weighed on fixed income securities. Short-term interest rates continued to rise during the quarter as the Fed tightened, while strong demand from speculative investors and Asian Central Banks supported longer maturity bonds. However, in the second quarter bonds rallied worldwide as interest rates fell as signs of an economic slowdown emerged and risk appetites for credit-sensitive assets revived.

The third quarter was essentially a reversal of the previous three months, as most bond sectors lost ground as interest rates rose. Rates were volatile intra quarter, as investor sentiment shifted about the direction of Federal Reserve policy, the impact of Gulf Coast hurricanes, and the potential for a pullback in the U.S. housing market. The Fed continued to increase the federal funds rate in the fourth quarter raising the rate twice in 25 basis point increments to a level of 4.25 percent. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases, as a fall in energy prices calmed fears about inflation. Signs that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 2.43 percent for the year, despite the tightening cycle by the Federal Reserve that began in 2004. The central bank raised the federal funds rate eight times in 25 basis point increments during the year for a total of 200 basis points.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

PIMCO focused on broad portfolio diversification, which helped returns for all of 2005 amid a challenging environment for bonds. Interest rate strategies were negative for performance during the year. An above benchmark duration through most of the year was negative for performance as interest rates rose. An emphasis on short and intermediate maturities was negative as the yield curve flattened. Mortgage security selection added to returns, offsetting the negative impact of a mortgage overweight over most of the year. Additionally, an underweight to corporates was positive for returns as this sector underperformed due to auto sector concerns and a potential slowdown among consumers. A tactical allocation to real return and municipal bonds added value, as these less volatile asset classes typically outperform as interest rates rise. Non-U.S. positions added value as economic growth was generally slower and interest rate increases milder outside the U.S. Exposure to emerging market bonds was positive, as this was one of the best performing fixed income sector for the year supported by improving credit fundamentals.

MARKET/PORTFOLIO OUTLOOK

We believe the U.S. economy will slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Federal Reserve is nearing the end of its tightening cycle while major central banks outside the U.S., such as the European Central Bank, have only begun to tighten. A decelerating U.S. economy will limit how fast other countries can grow because expansion outside the U.S. is partially dependent on U.S. demand. Key elements of our outlook are:

  . AS HOUSING DECELERATES... Housing gains have contributed significantly to U.S. growth via wealth effects on consumers, cash-out refinancings, home equity loans and job growth in real estate-related industries. Higher mortgage rates over recent months and continued pressure on real wages and incomes will crimp housing affordability in 2006, taking the froth out of the property market

  . ...SO WILL CONSUMER SPENDING--As housing cools, consumer spending will grow more in line with income, thereby reducing U.S. growth. A potential offset to the negative effect of weaker consumption is corporate investment, which has been robust for the last several years. However, investment has recently begun to grow more slowly as capacity utilization has risen. PIMCO expects much of U.S. investment to continue to occur abroad in rapidly growing markets such as China.

  . THE FEDERAL RESERVE IS NEARLY DONE--The U.S. central bank will stop tightening early in 2006 as the soaring property market cools off and growth moderates. Yields on 1-5 year Treasuries could fall by as much as 100 basis points this year as investors anticipate that the Federal Reserve will move toward easing.

  . EUROPE NEEDS PICK-UP IN DOMESTIC DEMAND--Eurozone growth prospects have brightened amid positive momentum in business sentiment, hiring and capital spending. Resurgence in domestic demand, which has been held back by stagnant real wages, will be critical for sustaining this momentum but is not yet in evidence. European growth will get no help on the policy front, as the ECB is preoccupied with asset price inflation even as core inflation remains subdued.

  . JAPAN'S RECOVERY TO MODERATE--Gains in consumption followed Japan's export and investment-led recovery in 2003, but now this growth is softening as higher energy prices squeeze wages. Longer-term prospects for capital spending in Japan may be negatively affected by an expected slowdown in corporate profits.

  . EMERGING MARKETS NOT YET A FACTOR--Consumption growth in emerging economies has potential in light of favorable demographics, higher GDP growth and accumulation of international reserves. Still, emerging market consumers will make only a marginal contribution to global growth until these economies broaden access to consumer credit and reform their banking sectors.

  . BENIGN INFLATION--Inflation will remain well contained. Commodity prices are moderating after their post-Katrina bounce, and there has been relatively little pass-through of higher oil prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor, making a wage-induced boost in inflation unlikely.


--------------------------------------------------------------------------------
                                      57

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



STRATEGY: PIMCO WILL CONTINUE TO USE MULTIPLE TOOLS TO ADD VALUE

PIMCO will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present. Major strategies will include:

  . INTEREST RATE STRATEGIES--We plan to target duration moderately above the index given an expected slowdown in growth. More importantly, PIMCO will emphasize short to intermediate maturities in the U.S. that should outperform as the market anticipates the beginning of Fed easing. Where permitted, we will focus on similar maturities in the U.K., where we also expect short rates to fall.

  . MORTGAGE-BACKED BONDS--PIMCO plans to retain its overweight to mortgage-backed bonds, especially pass-throughs issued by government agencies that either explicitly (in the case of GNMA) or implicitly stand behind these securities. In a slowing economy, mortgages are a safer source of incremental yield than credit-sensitive corporate bonds.

  . CORPORATES--Valuation remains a major risk in the corporate bond market. With credit premiums near historic lows and default risk expected to rise as the economy cools, PIMCO plans to retain its underweight to the sector.

  . TIPS AND MUNICIPALS--In a relatively benign inflation environment, PIMCO plans to continue to de-emphasize TIPS on a tactical basis. We will retain modest holdings of municipal bonds as low cost insurance in case our forecast is wrong and rates move higher. With their stable base of retail investors, municipals typically hold their value better than taxable bonds when rates rise. In addition, municipals continue to offer relatively attractive yields compared to taxable bonds.

  . EMERGING MARKETS--Most emerging economies continue to see improving credit fundamentals, which explains why many emerging issuers are now included in the high-grade Lehman Aggregate Bond Index. PIMCO plans to continue to emphasize this sector because of its attractive risk/return profile compared to other higher yielding alternatives.

  . CURRENCY--Given PIMCO's secular forecast for a weak dollar, modest currency allocations to the yen, euro and emerging market currencies have the potential to add value.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)        20.29%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 02/01/35)    4.69%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (5.00%, TBA)         3.17%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 11/15/14)                  2.59%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.50%, 05/01/35)    2.46%
         -------------------------------------------------------------
         U.S. Treasury Note (3.875%, 09/15/10)                 2.26%
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (4.73%, 07/25/44)    2.20%
         -------------------------------------------------------------
         U.S. Treasury Bond (8.75%, 05/15/17)                  2.17%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 08/15/14)                  2.06%
         -------------------------------------------------------------
         U.S. Treasury Note (4.25%, 11/15/13)                  1.74%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


U.S. Agencies                                 76.50%
Foreign Bonds & Debt Securities               10.80%
Collateralized Mortgage Obligations            6.00%
Municipals                                     1.90%
Asset-Backed Securities                        1.60%
Financials                                     1.20%
Communications                                 0.70%
Energy                                         0.60%
Industrials                                    0.30%
Cyclical                                       0.20%
Non-Cyclical                                   0.10%
Diversified                                    0.10%




--------------------------------------------------------------------------------
                                      58

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                            Lehman Brothers
                  Fund      Aggregate Bond
                -------     --------------
 2/12/2001      $10,000       $10,000
 3/31/2001       10,100        10,137
 6/30/2001       10,110        10,194
 9/30/2001       10,640        10,664
12/31/2001       10,669        10,669
 3/31/2002       10,669        10,680
 6/30/2002       11,041        11,075
 9/30/2002       11,444        11,583
12/31/2002       11,661        11,765
 3/31/2003       11,837        11,929
 6/30/2003       12,117        12,227
 9/30/2003       12,158        12,210
12/31/2003       12,186        12,249
 3/31/2004       12,481        12,573
 6/30/2004       12,228        12,267
 9/30/2004       12,597        12,659
12/31/2004       12,771        12,779
 3/31/2005       12,703        12,719
 6/30/2005       13,087        13,102
 9/30/2005       13,019        13,013
12/31/2005       13,058        13,090



    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                    (for the year ended 12/31/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             2.46%  4.07%        6.08%
--        Class B                  2.25%  3.84%        5.61%
          Class E                  2.33%  3.93%        4.60%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       2.43%  3.62%        6.29%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                                                    FOR THE YEAR ENDED 12/31/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the twelve-month period ended December 31, 2005, the Capital Opportunities Portfolio solidly outperformed both the Russell 2500 Index and the Russell 2000 Index. In the third quarter of 2005, U.S. equity markets overcame concerns about terrorist attacks in London, rising oil and gas prices, and two additional interest-rate increases by the Federal Reserve Board (Fed) to post modest gains. Markets rose in July, declined in August, and even advanced during the historically weak month of September. In the fourth quarter, U.S. equity markets managed to finish the period in positive territory after an eventful and sometimes turbulent quarter. Markets were dogged by fluctuating oil prices, the aftermath of major hurricanes, and concerns over decelerating earnings growth. However, encouraging economic and inflation data gave a lift to equity markets by spurring optimism that the Federal Reserve might be nearing the end of its interest-rate hikes. A five-week rally that began late in October played itself out by Thanksgiving, and December was essentially flat.

Excellent stock selection in commercial and consumer services (Administaff) and retail-cyclicals (Movie Gallery, Michaels Stores) made the consumer cyclicals sector the portfolio's largest relative contributor. Our overweight allocation in Administaff was the portfolio's leading contributor to performance during the year. Shares of Administaff, a human resources management company, surged 240 percent higher during the period. The stock initially jumped after the firm reported above-consensus first-quarter profits and raised its full-year outlook. Strong sales and good client-retention produced positive results. The stock continued its impressive run-up during the second half of the year, as investor sentiment remained positive when the company reported that its second-quarter profit had nearly doubled on improved sales and a larger-than-average workforce. In addition to record sales levels, the company also cited increased service prices and its method of managing benefits and workers' compensation programs as major contributors to overall performance. Third-quarter results brought good news for the company, as profit nearly doubled on strong revenue growth. When rival Blockbuster dropped its bid to buy Hollywood Entertainment, shares of Movie Gallery rose, and we took advantage of this favorable news to sell our stake in the number three U.S. video-rental chain and lock in gains. Michaels Stores benefited most from its fiscal fourth-quarter earnings results, a profit growth of 18 percent, owing largely to a new inventory system that improved sales. Given this price appreciation, it was our belief that the stock no longer afforded a compelling risk/reward ratio, and we sold our remaining shares in the company at its peak.

Strong stock selection in the oil and gas industry (Vintage Petroleum, Danbury Resources, Giant Industries) improved results in the energy sector. Several of the portfolio's top contributors to performance during the year were energy stocks. Oil and gas firms had an outstanding year, as prices hit all-time highs driven by robust demand. Within the sector, Vintage Petroleum was the leading performer with shares climbing 135 percent during the year. The stock had its best performance during the third quarter, as overall investor sentiment remained positive for the sector, based on the continued high price of oil and forecasts of increased prices following the hurricanes. Vintage also reported a strong rise in net income spurred by a healthy increase in production from continuing operations.

The capital goods sector also benefited from excellent stock selection: our positions in Terex (machinery), Eagle Materials (engineering and construction), and United Defense Industries (aerospace/defense) proved favorable during 2005.

Unfavorable stock selection in retail staples (Nash Finch, SUPERVALU) and consumer goods (Yankee Candle) made the consumer staples sector the Portfolio's largest relative detractor. Nash Finch experienced disappointing results in the late part of 2005. Investors reacted unfavorably to the company's lowering its full-year earnings target because of a weak pricing environment and higher-than-expected acquisition-related costs. Grocery store chain SUPERVALU saw its stock drop early in September after warning that softening sales would reduce second-quarter earnings. Yankee Candle, whose products include jar candles, pillars, tapers, and other candle products and accessories, was the leading detractor from performance in the sector. Shares of the company fell despite its posting higher profits, as investors were disappointed by a decline in quarterly same-store-sales.

Stock selection within the financial industry also hurt returns, as our holdings in real estate (NovaStar Financial, Redwood Trust) and banking (R & G Financial, Doral Financial) more than offset the relative benefit of our holdings in insurance. The shares of all four companies fell during the first half of the year and were unable to recover. Shares of NovaStar Financial declined, in a challenging market and interest-rate environment, after the company missed its 2004 net-income forecast. Redwood Trust traded lower despite its posting strong quarterly earnings results, as investor sentiment turned cautious on the threat of an industry-wide decrease in origination volumes. The stock again took a hit later in the year after the firm reported that third-quarter earnings fell 23 percent on lower interest income. Within the banking industry, our holdings in the Puerto Rican financial firms R & G Financial and Doral Financial were the leading detractors from performance. Shares of R & G suffered after an announcement that the company faced an informal U.S. Securities and Exchange Commission probe into its proposed restatement of its 2003 and 2004 financial statements. Similarly, Doral Financial also reported that the SEC is examining its planned restatement of five-years' worth of financial statements.

OUTLOOK: U.S. EQUITY MARKETS

Despite a sturdy economy and explosive corporate profits, U.S. stock markets eked out only slim, single-digit gains in 2005. Markets will continue to struggle this year against the weight of a potentially active Fed and a newly flattened yield curve. But with the Fed contemplating a halt to interest-rate hikes and with corporate profits still surging, our asset-allocation specialists believe the U.S. market could fare better in 2006.

Your portfolio management team is well aware of such macroeconomic trends, but we do not let them guide our buy-and-sell decisions. Our bottom-up research process is designed to reveal overlooked companies with compelling investment qualities. We believe our consistent efforts to discern tangible value should continue to uncover companies with attractive valuations, understandable business models, and real cash earnings in the face of ever-changing market conditions.

--------------------------------------------------------------------------------

    ------------------------------------------------------------------------
    MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO   FOR THE YEAR ENDED 12/31/05
    MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

    LETTER TO POLICYHOLDERS (CONTINUED)

    ------------------------------------------------------------------------



PORTFOLIO STRATEGY
Your Capital Opportunities portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the portfolio with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

For the year, the portfolio's largest purchases were: CMS Energy (electric utilities), Emulex (computers), and Timberland (retail cyclicals); and our largest sells during the period were: NVR (homebuilding), Providian Financial (consumer finance), and Denbury Resources (oil and gas).

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

TEAM MANAGED
Putnam Investment Management, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Terex Corp.                       2.53%
                   ------------------------------------------
                   BMC Software, Inc.                2.48%
                   ------------------------------------------
                   Steel Dynamics, Inc.              2.44%
                   ------------------------------------------
                   Citrix Systems, Inc.              2.42%
                   ------------------------------------------
                   EarthLink, Inc.                   2.40%
                   ------------------------------------------
                   Manor Care, Inc.                  2.11%
                   ------------------------------------------
                   SUPERVALU, Inc.                   2.08%
                   ------------------------------------------
                   Vintage Petroleum, Inc.           2.06%
                   ------------------------------------------
                   Amerus Group Co.                  2.02%
                   ------------------------------------------
                   Affiliated Managers Group, Inc.   2.00%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

  Financials                                           25.1%
  Cyclical                                             17.9%
  Non-Cyclical                                         15.8%
  Technology                                           15.8%
  Energy                                                7.2%
  Industrials                                           7.6%
  Basic Materials                                       4.4%
  Communications                                        5.1%
  Registered Investment Company                         0.7%
  Utilities                                             0.4%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
 PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000 INDEX/1/ AND RUSSELL 2500
                                   INDEX/2 /
                           Growth Based on $10,000+

                 [CHART]

     Date           Fund       Russell 2000     Russell 2500
     ----           ----       ------------     ------------
     5/1/1996     $10,000         $10,000          $10,000
    6/30/1996       9,977           9,967           10,416
    9/30/1996      10,149          10,001           10,650
   12/31/1996      10,859          10,521           11,244
    3/31/1997      10,083           9,977           10,867
    6/30/1997      11,623          11,594           12,509
    9/30/1997      13,363          13,320           14,304
   12/31/1997      13,128          12,873           13,982
    3/31/1998      14,730          14,168           15,415
    6/30/1998      13,746          13,508           14,772
    9/30/1998      10,791          10,786           11,955
   12/31/1998      12,419          12,545           14,036
    3/31/1999      11,828          11,865           13,370
    6/30/1999      13,165          13,711           15,563
    9/30/1999      13,285          12,844           14,559
   12/31/1999      17,953          15,213           17,423
    3/31/2000      19,471          16,290           19,183
    6/30/2000      18,097          15,674           18,415
    9/30/2000      18,484          15,848           18,857
   12/31/2000      16,058          14,753           18,167
    3/31/2001      13,599          13,792           16,592
    6/30/2001      15,845          15,763           18,865
    9/30/2001      12,201          12,486           15,319
   12/31/2001      14,706          15,119           18,390
    3/31/2002      15,232          15,721           19,078
    6/30/2002      13,654          14,408           17,431
    9/30/2002      11,112          11,325           14,177
   12/31/2002      11,612          12,023           15,118
    3/31/2003      10,559          11,483           14,500
    6/30/2003      12,652          14,172           17,677
    9/30/2003      13,329          15,459           19,224
   12/31/2003      14,947          17,704           21,998
    3/31/2004      15,587          18,812           23,293
    6/30/2004      15,826          18,900           23,372
    9/30/2004      15,612          18,360           22,783
   12/31/2004      17,718          20,947           26,023
    3/31/2005      17,266          19,828           25,206
    6/30/2005      17,793          20,685           26,345
    9/30/2005      18,958          21,655           27,634
   12/31/2005      19,502          21,899           28,134



    -------------------------------------------------------------
                                  Average Annual Return
                             (for the year ended 12/31/05)/3/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    10.08% 18.87%  3.96%        7.15%
          Class B          9.79% 18.56%    --         8.18%
    -------------------------------------------------------------
- - Russell 2000 Index/1/  4.55% 22.13%  8.22%        8.46%
    -------------------------------------------------------------
--  Russell 2500 Index/2/  8.11% 23.00%  9.14%       11.30%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
Technology stocks began the year by going straight down, as investors worried about the economy and slowing earnings growth. This fear peaked in April, when technology bottomed for the year. A recovery began that was led by semiconductor stocks as it appeared the economy was going to be stable and the inventory correction in components would soon end. Fears about the economy resurfaced several more times, in October and in December, and each time technology sold off. For the year, semiconductors ended as the best group in technology, and computers and software were down as enterprise spending decelerated throughout the year.

For the twelve months ended December 31, 2005, the RCM Global Technology Portfolio ('Portfolio') increased by 11.35%. The Portfolio outperformed its primary benchmark, the S&P 500, which increased 4.91% over the same period. Meanwhile, the technology-heavy Goldman Sachs Technology Index and the NASDAQ Composite Index returned 1.54% and 2.12%, respectively.

PORTFOLIO REVIEW
The Portfolio outperformed generally because of stock picking. In a year of a flat technology index returns, the portfolio had several large positions that were up more than 100%, including Google, the leader in Internet search; Red Hat, the leader in open source software; SanDisk, a leader in flash memory cards for cameras, computers, and phones; and Apple, the leader in digital music. The Portfolio's "value" stocks also did well, including Motorola and Hewlett Packard.

This year, we broadened the Portfolio's definition of "technology" to include materials, energy, and health technology. The combined effect of this effort detracted from performance due to an early set-back in Biogen, where a large position in what turned into a binary stock that didn't turn out favorably. As the year continued, the Portfolio made back most of its losses with the other stocks in this area, and RCM continues to feel strongly that this sector will represent an attractive segment for the Portfolio in the years ahead. RCM sees many exciting developments in areas associated with solving problems in healthcare cost control; drug discovery and use; and energy supply and demand.

OUTLOOK
RCM believes that the Portfolio is well positioned in those areas of technology that should benefit from the lion's share of spending. With corporate liquidity high and web sites, communication infrastructure, and advertising and customer interaction undergoing transformations, we think that corporate investment could surprise on the positive side this year. There have never been so many new, attractive electronic products for consumers to buy. Finally, valuations are reasonable and expectations are modest after years of slow growth. There has been an overhang of uncertainty in technology stocks for several years as everyone worried about stock option expensing, rising interest rates, and "high" valuations. 2006 should put many of these fears behind us, and could be a pivotal year for this sector.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed.

The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. This Portfolio may invest at least 65% of its assets in common stocks of technology companies; the portfolio will represent at least three countries. Concentrating assets in the technology sector, which tends to be more volatile than the overall stock market, may add additional risk compared to a diversified portfolio. Investing in foreign securities may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Portfolio may invest in IPOs and smaller companies, which may be more volatile than larger companies. IPOs are subject to risk in that the securities have no trading history and the price may be volatile. This Portfolio may use derivative instruments for hedging purposes or as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

This article contains the current opinions of the manager, which are subject to change without notice. It does not represent a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This article is distributed for educational purposes and should not be considered investment advice. All holdings are subject to change.

The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. Stock Market. The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities. Indexes are unmanaged and it is not possible to invest directly in an unmanaged index.


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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Red Hat, Inc.           8.17%
                        --------------------------------
                        Google, Inc.--Class A   6.64%
                        --------------------------------
                        eBay, Inc.              4.70%
                        --------------------------------
                        Autodesk, Inc.          4.24%
                        --------------------------------
                        Apple Computer, Inc.    3.71%
                        --------------------------------
                        Hewlett-Packard Co.     3.41%
                        --------------------------------
                        SanDisk Corp.           2.69%
                        --------------------------------
                        Cerner Corp.            2.47%
                        --------------------------------
                        Microsoft Corp.         2.30%
                        --------------------------------
                        Yahoo!, Inc.            2.23%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Technology                   65.2%
Energy                       12.0%
Communications                7.6%
Cyclical                      5.5%
Non-Cyclical                  5.1%
Industrials                   4.6%


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RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  RCM GLOBAL TECHNOLOGY PORTFOLIO MANAGED BY
 RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/2/ AND S&P 500 INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

Date            Fund     NASDAQ    S&P 500
----            ----     ------    -------
2/12/2001    $10,000    $10,000    $10,000
3/31/2001      7,070      6,550      8,512
6/30/2001      7,590      7,817      9,010
9/30/2001      4,210      5,466      7,687
12/31/2001     6,160      7,120      8,509
3/31/2002      5,880      6,747      8,533
6/30/2002      3,850      5,356      7,389
9/30/2002      2,510      4,297      6,113
12/31/2002     3,040      4,903      6,628
3/31/2003      3,070      4,935      6,420
6/30/2003      3,730      5,977      7,408
9/30/2003      4,250      6,588      7,605
12/30/2003     4,790      7,401      8,531
3/31/2004      4,870      7,375      8,675
6/30/2004      4,740      7,581      8,824
9/30/2004      3,971      7,033      8,659
12/31/2004     4,584      8,078      9,458
3/31/2005      4,184      7,436      9,255
6/30/2005      4,374      7,664      9,382
9/30/2005      4,865      8,030      9,720
12/31/2005     5,089      8,249      9,923


    ----------------------------------------------------------------
                                       Average Annual Return/4/
                                     (for the year ended 12/31/05)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A              11.35% 18.94%       -9.15%
--        Class B                   11.01% 18.73%      -12.92%
          Class E                   11.21% 18.76%       -0.61%
    ----------------------------------------------------------------
- - NASDAQ Composite Index/2/        2.12% 18.94%       -4.26%
    ----------------------------------------------------------------
--  S&P 500 Index/3/                 4.91% 14.39%       -0.18%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. /4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005. In addition the Portfolio changed its benchmark from the S&P 500 Index to the NASDAQ Composite Index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2005, the Third Avenue Small Cap Value Portfolio ("the Portfolio") appreciated by 15.82%, compared to increases of 4.91%, 4.55% and 4.71%, for the S&P 500, Russell 2000 and Russell 2000 Value Indexes, respectively. The strong performance during 2005 was driven by takeover/going-private activity among numerous Portfolio holdings (see below), and by meaningful appreciation from several energy-related holdings, including St. Mary Land and Exploration (up 77%) and Whiting Petroleum (up 32%). Other investments that contributed significantly to the overall performance of the Portfolio include Dress Barn (up 119%), Ichiyoshi Securities (up 92%), and Trammell Crow (up 42%). These positive contributions to performance were partially offset by declines in other holdings, including Superior Industries (down 23%), Willbros Group (down 37%), and Alamo Group (down 25%).

During 2005, we acquired 13 new positions and eliminated 13 positions, keeping the number of holdings in the Portfolio at 81. The vast majority of eliminated positions were the result of takeover/going-private activity (see below). We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/1/" investment criteria. We added to the Portfolio's energy-related holdings with a new position in Maverick Tube Corp. Maverick Tube is one of the largest domestic producers of tubular steel products used in both energy and industrial applications. The company's energy products, which account for more than two-thirds of its sales and are known as Oil Country Tubular Goods, include the tubing, casing and pipes used in drilling for oil and gas. Shares were purchased at roughly two times GAAP book value, and at single digit multiples of 2004 and 2005 earnings, which appear to be at, or near peak levels.

Another new position, American Axle and Manufacturing Holdings, is a Tier I supplier to the automotive industry, and a leading manufacturer of driveline systems and powertrain components. Despite the terrible adversity engulfing the U.S. auto industry, we believe that companies like American Axle, as well as Superior Industries, another auto supplier holding in the Portfolio--with historically strong businesses and solid capital structures--will weather the current storm. American Axle continues to make strides with other original equipment manufacturers ("OEMs"), including foreign OEMs, and has meaningful opportunities to increase its bill of materials with its customers (I.E., by providing a broader range of components or larger, more complex systems and increasing its content per vehicle). Shares were purchased near GAAP book value and at a modest multiple of fully diluted earnings. Thanks to a major refinancing in 2004, the right side of the company's balance sheet improved markedly. Indeed, the company's interest expense has been nearly cut in half, and were it not for the new financing, it's not at all clear we would have purchased shares of American Axle.

2005 TAKEOVER/GOING-PRIVATE ACTIVITY

At Third Avenue Management, we believe that proper execution of our "Safe and Cheap" investing philosophy gives our investors TWO WAYS TO WIN: value recognition by the public markets or resource conversion (I.E., going private or selling to a strategic buyer). When our holdings receive takeover bids, we perform a thorough review of the relative documents (press releases, conference call transcripts, proxy, merger agreement, etc.) and determine the best strategy for maximizing returns for our investors. The strategies that we pursue when a holding receives a takeover offer typically include the following:

REASONABLE PRICE--CASH DEAL
  . Sell the shares if the expected return until the deal closes is not adequate, after weighing the probability of the deal being terminated or renegotiated at a lower price, relative to the probability of receiving a higher price from the existing bidder or another bidder.

  .  Hold the shares if the expected return until the deal closes is adequate.

  . Add to the position if the expected return until the deal closes is attractive.

REASONABLE PRICE--STOCK DEAL (OR CASH AND STOCK)
  . Sell the shares if the acquirer is using grossly over-valued stock and/or the combined entity would not be well-financed (unless there is an attractive short-term risk arbitrage; see below).

  . Add to the position as a long-term investment if the common stock of the combined entity appears to meet our "Safe and Cheap" criteria on a pro-forma basis.

  . Hold the shares as a long-term investment if the common stock of the combined entity appears to meet our safety criteria and is reasonably valued, but not cheap, on a pro-forma basis.

  . Hold or add to the position as a short-term investment until the deal closes, based on the same criteria discussed above for a cash deal.

INADEQUATE PRICE ("TAKE-UNDER")
  . Pursue active strategies, including publicly opposing the merger, partnering with other interested buyers to make a superior proposal, and pursuing appraisal rights.

In 2005, twelve of the Portfolios holdings (roughly 15% of the positions) were involved in resource conversions in the form of mergers or going-private transactions. The following is a summary of each transaction:

  . ADVANCED POWER TECHNOLOGY (APTI). In November, 2005, APTI announced that it had agreed to be acquired by Microsemi for $12.20 per share in cash ($2 per share) and stock. We believed that the price was fair, as it represented a premium of 145% compared to our cost. We decided to sell our APTI shares shortly after the deal was announced, because we determined that Microsemi's common stock was grossly overvalued at roughly 6 times book value, 5 times sale, and 50 times earnings.

  . ASCENTIAL SOFTWARE (ASCL). In May, 2005, ASCL announced that it had agreed to be acquired by I.B.M. for $18.50 per share in cash. We were satisfied with the price, which

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    represented roughly a 57% premium to our cost (the shares were purchased in 2004) and an 18% premium to the stock price before the deal was announced. While we believed that the likelihood of the deal closing on the announced terms was high, the shares traded at only a small discount to the merger price following the announcement of the deal. Therefore, we held our shares, voted in favor of the deal and received the merger consideration at closing.

  .  CATELLUS DEVELOPMENT CORP (CDX). In June, 2005, Catellus and ProLogis
     (PLD) announced a merger in which ProLogis would acquire Catellus for $33.81 per share in cash and stock. As CDX shareholders, we had the option of electing to receive cash or stock. Since ProLogis was not a small-cap stock, we determined that we would not be long-term shareholders of the combined company. However, since the market price of ProLogis appreciated between when the deal was announced and when it closed, we elected to receive ProLogis stock, which we sold at a significant premium to the deal price. We also sold a portion of our CDX shares prior to the closure of the merger in the open market at a premium to the deal price.

  . CRT PROPERTIES. In June, 2005, CRT Properties announced a going-private transaction in which the preferred stock owned by the Portfolio would be re-instated. Since the company would be much more leveraged following the transaction, we sold our preferred shares in the market before the transaction closed. Our average sales price of $25.24 represented only a slight premium to par and our cost ($25), but was a satisfactory return as a cash alternative, after consideration of dividends.

  . GEAC COMPUTER CORP (GEAC). In November, 2005, GEAC announced that it had agreed to be acquired by Golden Gate Capital for $11.10 per share, a 27% premium to the price before the deal was announced, and a 146% premium to our cost. We voted in favor of the transaction, and we believe that the likelihood of the deal being terminated or re-adjusted lower is very low.

  . HOLLYWOOD ENTERTAINMENT (HLYW). In November, 2004, HLYW agreed to be acquired by Movie Gallery for $13.25 per share in cash. This represented roughly a 37% premium to our cost and a very attractive return, given that the shares were purchased in 2004. Subsequently, Blockbuster made a $14.50 per share offer of cash and stock, and HLYW stock traded above $14. We sold a portion of our shares in the open market at $14.12 per share, due to concerns about the regulatory hurdles that Blockbuster's bid would face, as well as our view that Blockbuster's stock was relatively unattractive due to the company's tenuous financial position. In March, 2005, Blockbuster dropped its bid, due primarily to regulatory issues. HLYW shares fell back below the $13.25 per share deal price. We then voted for the Movie Gallery transaction and received $13.25 per share for our remaining shares when the deal closed on April 28, 2005.

  . INSTINET GROUP (INGP). In April, 2005, Instinet and Nasdaq entered into a merger agreement in which Nasdaq would acquire Instinet for $5.42 per share in cash and sell off two subsidiaries after closing. We believed that the price, which represented a 5% discount to the market price before the deal was announced, and only a 13% premium to our cost, was too low. We were particularly disturbed that members of Instinet's management and a private equity firm were purchasing one of the subsidiaries, the institutional brokerage, at a significant discount to tangible book value. Since Reuters owned 62% of Instinet's outstanding shares and had agreed to support the deal, publicly opposing the deal would not have had any impact. Instead, we submitted an offer to Instinet of an additional $100 million (48%) for the institutional brokerage subsidiary. Instinet determined that our offer would not lead to a superior offer for the whole company and rejected our offer. We voted against the merger and initially pursued our appraisal rights but recently withdrew these rights and expect to receive the merger consideration offered by Nasdaq.

  . KEITH COMPANIES (TKCI). In April, 2005, The Keith Companies and Stantec announced a merger agreement, in which Stantec would acquire Keith for a combination of stock and cash. We believed that the proposed consideration was fair, as it represented a 29% premium to the market price before the deal was announced, and an 82% premium to our cost. However, since we did not believe that Stantec's common stock was attractively valued, we determined that we would not be long-term Stantec shareholders. Due to limited liquidity in TKCI's stock, as well as the fact that it was trading at a modest discount to the deal value, we held our TKCI shares during the period between when the deal was announced and when it closed. We voted in favor of the deal, requested the maximum allocation of cash, and sold the Stantec shares we received when the deal closed, at a premium to the initial deal value.

  . LNR PROPERTY (LNR). In August, 2004, LNR announced that it was being acquired by Riley Property Holdings for $63.10 per share. While this was only a 7% premium to the stock price before the transaction was announced, it represented a 65% premium to our cost, and we believed that the price was fair. We voted in favor of the deal and held our shares until the transaction closed in February, 2005, capturing the small discount at which the shares traded prior to closing.

  . SCIENTIFIC ATLANTA (SFA). In November, 2005, Cisco and Scientific Atlanta announced a merger, in which SFA shareholders would receive $43 per share in cash. We determined that this price was fair, as it represented a 267% premium to our cost. We have continued to hold our SFA shares, as we believe that the deal is very likely to close at the announced price, and the shares have generally been trading at a slight discount. However, the discount is not large enough for us to add to our position.

  .  SMEDVIG (SME NO). In December, 2005, Noble acquired 39% of Smedvig's
     Class A shares from Chairman Peter Smedvig for 200 Kroner per share. Based on this transaction,

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

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    Smedvig's Class A shares appreciated significantly. We sold our shares in the open market at a slight discount to the price that Noble paid, based on our belief that the shares were fully valued (more than 360% above our cost), as well as the uncertainty, in our view, about whether Noble would bid for the rest of the shares.

  . WELLSFORD REAL PROPERTIES (WRP). In May, 2005, Wellsford announced that its Board of Directors had approved a liquidation plan, to be completed during the next one-to-three years, and a reverse stock split that would enable the company to de-list its shares. The Board estimated that shareholders could receive proceeds from the liquidation of between $18.00 and $20.50 per share. Given management's disappointing track record, we supported the liquidation plan. Based on the risks of executing the liquidation, as well as the uncertainty about the timing of the receipt of the distributions, we sold our shares in the open market at an average price of $17.78 per share, representing a 7% premium to our cost.

Looking forward, we remain pleased with the overall quality of names in the Portfolio, and we continue to be encouraged by solid business fundamentals for most of our holdings. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap" criteria today, and that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Maverick Tube Corp.                       2.68%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.46%
               --------------------------------------------------
               Pogo Producing Co.                        2.41%
               --------------------------------------------------
               Superior Industries International, Inc.   2.37%
               --------------------------------------------------
               Trammel Crow Co.                          2.11%
               --------------------------------------------------
               Sycamore Networks, Inc                    2.07%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.75%
               --------------------------------------------------
               Electro Scientific Industries, Inc.       1.73%
               --------------------------------------------------
               Tidewater, Inc.                           1.71%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.66%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                              [CHART]

Financials                    24.2%
Cyclical                      19.2%
Energy                        16.5%
Industrials                   13.6%
Technology                    13.6%
Basic Materials                6.1%
Non-Cyclical                   3.5%
Communications                 1.7%
Diversified                    1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
          THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000 VALUE INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]
                           Russell
              Fund       2000 Value
              ----      -----------
5/1/2002    $10,000       $10,000
6/30/2002     9,240         9,455
9/30/2002     7,380         7,442
12/31/2002    8,322         7,808
3/31/2003     8,040         7,412
6/30/2003     9,506         9,096
9/30/2003    10,490         9,799
12/31/2003   11,777        11,403
3/31/2004    12,690        12,192
6/30/2004    13,186        12,295
9/30/2004    13,429        12,314
12/31/2004   14,933        13,940
3/31/2005    15,183        13,385
6/30/2005    15,805        14,065
9/30/2005    16,885        14,500
12/31/2005   17,295        14,595


    -------------------------------------------------------------
                                    Average Annual Return/5/
                                  (for the year ended 12/31/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/6/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
    Portfolio--Class A           15.82% 27.62%       16.10%
--  Class B                      15.48% 27.36%       15.86%
    -------------------------------------------------------------
- - Russell 2000 Value Index/1/   4.71% 23.18%       12.66%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the twelve months ended December 31, 2005, the Portfolio generated a strong gain and outperformed the Lipper Mid-Cap Growth Funds Index and the Russell Midcap Growth Index. Versus the Russell Midcap Growth Index, stock selection drove outperformance, although sector allocations also added value. Holdings in the information technology and telecommunications services sectors had, by far, the largest positive impact on relative results, as did financial services and health care.

MARKET ENVIRONMENT

U.S. equities produced a third consecutive year of positive returns in 2005. After a weak start, most major indexes gradually worked their way higher as the year progressed, despite soaring energy costs. Firm economic and corporate earnings growth and merger activity lent support to stock prices, which finished 2005 near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. As measured by various Russell indexes, mid-cap stocks decisively outperformed their small- and larger-cap counterparts.

PORTFOLIO REVIEW

In the heavily weighted information technology sector, outperformance versus the Russell Midcap Growth Index was due to strong stock selection. Within information technology, communications equipment providers Harris Corporation and ADTRAN were two of the best-performing names. Harris Corporation experienced robust demand in its military and international businesses, while ADTRAN benefited from strength in the digital subscriber line (DSL) market. Other notable contributors were Global Payments and Iron Mountain, both IT services firms.

Outperformance in telecommunications services was driven by an overweight in what was the second-best performing sector in the index after energy. The Portfolio's above-benchmark exposure to wireless providers was especially helpful. Stock selection among diversified telecommunications companies was another plus. For example, Canadian wireline and wireless provider Telus performed extremely well during the year.

In financials, stock selection was the primary source of relative strength. Notable contributors included capital markets companies Ameritrade and E-Trade Financial. Both benefited from higher-than-average trading volumes and acquisitions that investors expected to be accretive to earnings. In addition, the portfolio's lack of exposure to thrifts and mortgage companies boosted performance versus the index. Stocks in this industry fell sharply amid a decline in mortgage activity.

Stock selection was also strong among health care companies, where many of the Portfolio's biotechnology investments did particularly well. Standout biotechnology holdings included Vertex Pharmaceuticals, Gilead Sciences, and Amylin Pharmaceuticals.

While the Portfolio outperformed, there were pockets of weakness. For example, stock selection in the industrials and business services sectors had a mildly negative impact on relative performance. Here, not owning a particular stock was unfavorable since such stock was up sharply on several upgrades from Wall Street analysts.

OUTLOOK

The U.S. economy continues to grow despite the two Gulf hurricanes and the subsequent energy price shock. The moderating pace of home equity withdrawal is expected to reduce consumer spending, and it is our belief that business spending will offset at least some of this reduced consumer spending. We continue to believe that the environment for growth-oriented equities is favorable and that the Portfolio is well positioned.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   BJ Services Co.                   1.53%
                   ------------------------------------------
                   Medimmune, Inc.                   1.52%
                   ------------------------------------------
                   EOG Resources, Inc.               1.39%
                   ------------------------------------------
                   Roper Industries, Inc             1.35%
                   ------------------------------------------
                   Ameritrade Holding Corp.          1.28%
                   ------------------------------------------
                   Fairmont Hotels & Resorts, Inc.   1.27%
                   ------------------------------------------
                   Rogers Communications, Inc.       1.20%
                   ------------------------------------------
                   XTO Energy, Inc.                  1.20%
                   ------------------------------------------
                   Murphy Oil Corp.                  1.16%
                   ------------------------------------------
                   Rockwell Collins, Inc.            1.16%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                              [CHART]

Non-Cyclical                   27.6%
Industrials                    14.5%
Technology                     14.3%
Communications                 13.5%
Cyclical                       12.8%
Financials                      8.6%
Energy                          7.3%
Basic Materials                 1.4%


--------------------------------------------------------------------------------
                                      70

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
       T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]
                          Russell
                          Mid Cap
Date           Fund       Growth
----          -------     -------
2/12/2001     $10,000     $10,000
3/31/2001       7,950       7,729
6/30/2001       9,500       8,980
9/30/2001       6,570       6,483
12/31/2001      8,340       8,238
3/31/2002       7,701       8,092
6/30/2002       5,340       6,614
9/30/2002       4,350       5,478
12/31/2002      4,668       5,981
3/31/2003       4,577       5,979
6/30/2003       5,463       7,101
9/30/2003       5,684       7,609
12/31/2003      6,378       8,535
3/31/2004       6,589       8,947
6/30/2004       6,851       9,041
9/30/2004       6,700       8,649
12/31/2004      7,515       9,855
3/31/2005       7,343       9,691
6/30/2005       7,645      10,023
9/30/2005       8,259      10,680
12/31/2005      8,613      11,047


    ---------------------------------------------------------------------
                                            Average Annual Return/2/
                                          (for the year ended 12/31/05)
    ---------------------------------------------------------------------
                                         1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A                   14.87% 23.00%      -2.37%
--        Class B                        14.63% 22.66%      -3.01%
          Class E                        14.70% 22.76%       3.76%
    ---------------------------------------------------------------------
- - Russell Midcap Growth Index/1/       12.10% 22.70%       2.06%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500 Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500 Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004's 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market's performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500 Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005's subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500 was 16.4 times 2005 earnings. It finished 2004 at 18 times that year's earnings. The 16.4 P/E is the lowest for the S&P 500 in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Met Investors Series Trust Turner Mid-Cap Growth Portfolio produce a solidly positive return of 11.61% for the year. This return slightly underperformed the Portfolio's benchmark, the Russell Mid Cap Growth Index's return of 12.10%. Five of the portfolio's 10 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the utility, consumer discretionary and energy sectors, a combined 33% weighting. In the wireless telecommunications industry, within the utility sector, NII Holdings Inc which provides digital wireless communication services in Latin America was a leader for the year. In the apparel/footwear industry, an overweight in Chico's boosted performance. Chico's is a high-end specialty retail store that is largely insulated from higher oil prices. We continue to believe that Chico's has a strong secular story and that we will see positive growth for the long-term. The oil and gas production industry performed well in the energy sector. Ultra Petroleum Corp. was the largest contributor to the Portfolio for the year. Ultra Petroleum Corp. engages in the acquisition, exploration, development, and production of oil and gas properties in the Green River Basin of Southwest Wyoming and Bohai Bay, China. We continue to like the opportunities of the exploration and production oil companies.

The main detractor from performance was the healthcare sector. The pharmaceuticals and biotechnology industries accounted for most of the underperformance for the year. Elan Corp in the pharmaceutical industry was hurt when they had their key drug, Tysabri, for Multiple Sclerosis, suspended from the market. Holding Sepracor Inc. another pharmaceutical company also detracted from performance. Sepracor Inc. was hurt when another firm filed for the generic form of one of Sepracor's primary drugs. We still like the company and are encouraged by the launch of its second generation drug. Our biotechnology holdings also had a negative impact on relative results. Most of the underperformance in the biotechnology industry was due to weakness in company specific events.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don't do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

TEAM MANAGED

NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Broadcom Corp.                 2.12%
                    ---------------------------------------
                    NII Holdings, Inc.             1.96%
                    ---------------------------------------
                    Coach, Inc.                    1.86%
                    ---------------------------------------
                    Advanced Micro Devices, Inc.   1.75%
                    ---------------------------------------
                    KLA-Tencor Corp.               1.74%
                    ---------------------------------------
                    Omnicare, Inc.                 1.52%
                    ---------------------------------------
                    Monster Worldwide, Inc.        1.52%
                    ---------------------------------------
                    Chico's FAS, Inc.              1.50%
                    ---------------------------------------
                    Sirius Satellite Radio, Inc.   1.45%
                    ---------------------------------------
                    T. Rowe Price Group, Inc.      1.44%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

                     Technology                  21.7%
                     Non-Cyclical                21.2%
                     Cyclical                    13.9%
                     Financials                  11.0%
                     Communications               9.3%
                     Energy                       8.7%
                     Industrials                  6.8%
                     Basic Materials              5.8%
                     Diversified                  1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
      TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+
                                    [CHART]
                           Russell
                           Mid Cap
Date           Fund       Growth Index
----           ----       ------------
4/30/2004   $10,000        $10,000
6/30/2004    10,410         10,399
9/30/2004     9,700          9,949
12/31/2004   11,230         11,336
3/31/2005    10,960         11,146
6/30/2005    11,341         11,529
9/30/2005    12,131         12,284
12/31/2005   12,535         12,706


    -------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the year ended 12/31/05)
    -------------------------------------------------------------
                                   1 Year    Since Inception/4/
    -------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A             11.61%         14.47%
          Class B                  11.36%         14.25%
    -------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 12.10%         15.38%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

At the Portfolio's inception in May 2005, the stock market was recovering from April lows, as weakness at U.S. auto makers and other economic indicators caused concerns about the future health of the economy. In addition, investors continued to grapple with the Federal Open Market Committee's (the Fed's) ongoing interest rate hikes and high oil prices. However, more positive economic data and strong second quarter corporate earnings reports boosted sentiment that the economy was not in a prolonged "soft patch," and the market rallied into the summer. In August, the devastating hurricane season roiled the markets, as oil prices soared and consumer data began to slip. Sentiment improved again in the fall, and the market rebounded strongly in October and November. In this environment, value stocks--those in which the Portfolio invests--continued to perform well on an absolute basis.

PERFORMANCE ANALYSIS

For the period since the Portfolio's inception (May 3, 2005) through December 31, 2005, the Portfolio's A shares returned 5.93 percent and B shares returned 5.75 percent. The Portfolio underperformed the benchmark S&P 500(R) Index, which returned 9.29 percent. In the Portfolio overall, both stock selection and sector allocation were negative influences on the Portfolio's return relative to the benchmark. On a sector basis, telecommunication services was an area of weakness, due to industry consolidation, management issues and changing business models. A comparative overweight and our selections within the sector detracted from the Portfolio's relative performance. Nevertheless, we continued to believe that the valuations and risk-reward profiles of select names have been attractive, and we are monitoring the situation carefully. An underweight in information technology and our stock picks here underperformed the benchmark sector. The consumer discretionary sector also fell short, due to stock selection. However, not all areas of the portfolio lagged. Despite the Portfolio's underweight relative to the S&P 500 Index in the energy sector--the index's best performing area--our stock picks in energy were a significant positive contributor to relative returns. The Portfolio's lack of exposure to industrials also proved advantageous during the period, as the sector was hampered by a slower economy.

MANAGEMENT STRATEGY

Although market conditions have challenged us to find abundant new investment opportunities lately, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning remained largely unchanged throughout the period and going into the new year. As a result of our individual stock selection, the Portfolio's notable overweights relative to the S&P 500 Index were in health care--primarily pharmaceuticals stocks--and telecommunication services, while energy and industrials continued to be relative underweights.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 GlaxoSmithKline Plc (ADR)            4.39%
                 ---------------------------------------------
                 Federal Home Loan Mortgage Corp.     4.31%
                 ---------------------------------------------
                 AT&T Corp.                           3.82%
                 ---------------------------------------------
                 International Paper Co.              3.54%
                 ---------------------------------------------
                 Citigroup, Inc.                      3.38%
                 ---------------------------------------------
                 Verizon Communications, Inc.         3.28%
                 ---------------------------------------------
                 Bank of America Corp.                3.27%
                 ---------------------------------------------
                 Bristol-Myers Squibb Co.             3.17%
                 ---------------------------------------------
                 Sprint Nextel Corp.                  2.40%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   2.33%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

  Non-Cyclical                                         27.3%
  Financials                                           26.5%
  Communications                                       22.7%
  Basic Materials                                      10.1%
  Cyclical                                              4.6%
  Technology                                            3.8%
  Utilities                                             1.9%
  Industrials                                           1.6%
  Energy                                                1.5%









--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                     FOR THE PERIOD ENDED 12/31/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
        MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund        S&P 500
                 ----        -------
 5/01/2005     $10,000       $10,000
 6/30/2005      10,060        10,333
 9/30/2005      10,180        10,705
12/31/2005      10,593        10,929


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/05)
    ---------------------------------------------------
                              Since Inception/3/
    ---------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A               5.93%
          Class B                    5.75%
    ---------------------------------------------------
- - S&P 500 Index/1/                 9.29%
    ---------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,065.16        $4.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,063.45         6.24
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,064.66         5.72
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20%, and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            10/1/2005*    12/31/05      10/1/05-12/31/05
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,020.40        $2.04
  Hypothetical (5% return before expenses)     1,000.00      1,010.59         2.03
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception October 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for the Class B multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            10/1/2005*    12/31/05      10/1/05-12/31/05
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,016.50        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,010.59         2.03
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception October 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for the Class B multiplied by the average account value over the period, multiplied by 92/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,061.80        $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,060.60         5.35
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.03% for the Class A and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,122.90        $5.08
  Hypothetical (5% return before expenses)      1000.00       1020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,121.90         6.42
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,122.30         5.88
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20% and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,131.00        $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,129.70         5.15
  Hypothetical (5% return before expenses)     1,000.00      1,020.37         4.89
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,129.45         4.62
  Hypothetical (5% return before expenses)     1,000.00      1,020.87         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72%, 0.96%, and 0.86% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LAZARD MID CAP PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,060.80        $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,059.50         5.35
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,060.50         4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78%, 1.03% and 0.93% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/1/2005*    12/31/05      11/1/05-12/31/05
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ----------------

  Class A
  Actual                                      $1,000.00     $1,065.00        $1.38
  Hypothetical (5% return before expenses)     1,000.00      1,007.02         1.34
------------------------------------------  ------------- ------------- ----------------

  Class B
  Actual                                       1,000.00      1,065.00         1.81
  Hypothetical (5% return before expenses)     1,000.00      1,006.60         1.76
------------------------------------------  ------------- ------------- ----------------

* Portfolio Inception November 1, 2005.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,029.60        $5.83
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,020.50        $2.80
  Hypothetical (5% return before expenses)     1,000.00      1,022.43         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,018.20         4.07
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,019.30         3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80% and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,067.90        $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.53         2.70
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,066.40         4.06
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,058.30        $4.67
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,058.10         5.97
  Hypothetical (5% return before expenses)     1,000.00      1,019.41         5.85
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,057.90        $3.94
  Hypothetical (5% return before expenses)     1,000.00      1,021.37         3.87
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,056.80         5.24
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,099.80        $0.53
  Hypothetical (5% return before expenses)     1,000.00      1,024.70         0.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,097.60         1.85
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,065.00        $0.16
  Hypothetical (5% return before expenses)     1,000.00      1,037.40         0.15
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,064.00         1.51
  Hypothetical (5% return before expenses)     1,000.00      1,023.74         1.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.02% and 0.29% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,036.40        $0.62
  Hypothetical (5% return before expenses)     1,000.00      1,024.60         0.61
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,035.40         1.80
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.12% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/05        12/31/05      7/1/05-12/31/05
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,086.20        $0.21
  Hypothetical (5% return before expenses)     1,000.00      1,025.00         0.20
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,085.10         1.52
  Hypothetical (5% return before expenses)     1,000.00      1,023.74         1.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.04% and 0.29% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,051.90        $0.47
  Hypothetical (5% return before expenses)     1,000.00      1,024.75         0.46
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,050.80         1.81
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,196.30        $4.93
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.53
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,194.90         6.31
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,194.80         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.96         5.30
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89%, 1.14%, and 1.04% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,064.40        $3.59
  Hypothetical (5% return before expenses)     1,000.00      1,021.73         3.52
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,062.20         4.89
  Hypothetical (5% return before expenses)     1,000.00      1,020.47         4.79
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,063.70         4.37
  Hypothetical (5% return before expenses)     1,000.00      1,020.97         4.28
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.69%, 0.94%, and 0.84% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.40        $3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.78         3.47
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,073.00         4.86
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,073.10         4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.93%, and 0.82% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  995.20        $2.72
  Hypothetical (5% return before expenses)     1,000.00      1,022.48         2.75
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        994.20         3.97
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.54%, and 0.79% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  998.30        $2.82
  Hypothetical (5% return before expenses)     1,000.00      1,022.38         2.85
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        997.80         4.08
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00        997.80         3.58
  Hypothetical (5% return before expenses)     1,000.00      1,021.63         3.62
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.56%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,096.20        $6.50
  Hypothetical (5% return before expenses)     1,000.00      1,019.00         6.26
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,094.70         7.87
  Hypothetical (5% return before expenses)     1,000.00      1,017.69         7.58
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.49% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,166.50        $6.01
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,163.50         7.36
  Hypothetical (5% return before expenses)     1,000.00      1,018.40         6.87
------------------------------------------  ------------- ------------- ---------------

  Class C
  Actual                                       1,000.00      1,165.40         6.82
  Hypothetical (5% return before expenses)     1,000.00      1,018.90         6.36
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, 1.35%, and 1.25% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,094.20        $4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,092.40         5.54
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,127.80        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,126.70         5.63
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,126.00         5.09
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05%, and 0.95% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,105.30        $4.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.23
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,104.70         5.73
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.50
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,053.00        $3.47
  Hypothetical (5% return before expenses)     1,000.00      1,021.83         3.41
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,051.20         4.81
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.67% and 0.93% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          COMMON STOCKS - 95.9%
          AEROSPACE & DEFENSE - 1.2%
          United Industrial Corp.(a)........... 146,802 $    6,073,199
                                                        --------------
          BANKS - 3.2%
          East West Bancorp, Inc.(a)........... 120,129      4,383,507
          PrivateBancorp, Inc.(a)..............  75,612      2,689,519
          SVB Financial Group*(a)..............  97,912      4,586,198
          Texas Capital Bancshares, Inc.*(a)... 120,538      2,701,257
          Texas Regional
            Bancshares, Inc. - Class A(a)......  85,051      2,406,943
                                                        --------------
                                                            16,767,424
                                                        --------------
          BIOTECHNOLOGY - 2.1%
          Millipore Corp.*(a)..................  63,229      4,175,643
          Myriad Genetics, Inc.*(a)............ 123,568      2,570,214
          Protein Design Labs, Inc. *(a)....... 156,859      4,457,933
                                                        --------------
                                                            11,203,790
                                                        --------------
          BUSINESS SERVICES - 1.5%
          CRA International, Inc.*(a)..........  76,060      3,627,301
          Korn / Ferry International*(a)....... 221,775      4,144,975
                                                        --------------
                                                             7,772,276
                                                        --------------
          CHEMICALS - 1.2%
          Rockwood Holdings, Inc.*(a).......... 110,442      2,179,021
          Scotts Co. (The) - Class A(a)........  95,422      4,316,891
                                                        --------------
                                                             6,495,912
                                                        --------------
          COMMERCIAL SERVICES & SUPPLIES - 8.9%
          Advisory Board Co.*(a)...............  89,121      4,248,398
          Blount International, Inc.*.......... 112,934      1,799,039
          Corporate Executive Board Co.(a).....  67,250      6,032,325
          CoStar Group, Inc.*..................  58,957      2,545,174
          Euronet Worldwide, Inc.*(a).......... 180,091      5,006,530
          Gen Probe, Inc.*(a).................. 120,956      5,901,443
          Global Payments, Inc................. 101,952      4,751,983
          MPS Group, Inc.*(a).................. 319,909      4,373,156
          Pediatrix Medical Group, Inc.*.......  67,274      5,958,458
          Stericycle, Inc.*(a)................. 101,489      5,975,672
                                                        --------------
                                                            46,592,178
                                                        --------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
          Polycom, Inc.*(a).................... 224,132      3,429,220
          SafeNet, Inc.*(a)....................  88,045      2,836,810
                                                        --------------
                                                             6,266,030
                                                        --------------
          COMPUTERS & PERIPHERALS - 2.3%
          Mercury Computer Systems, Inc.*(a)... 155,156      3,200,868
          MICROS Systems, Inc.*(a).............  95,742      4,626,254
          NETGEAR, Inc.*(a).................... 224,016      4,312,308
                                                        --------------
                                                            12,139,430
                                                        --------------
          CONSTRUCTION MATERIALS - 2.0%
          Eagle Materials, Inc.(a).............  59,415      7,270,019
          Hughes Supply, Inc...................  94,282      3,380,010
                                                        --------------
                                                            10,650,029
                                                        --------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         ELECTRICAL EQUIPMENT - 0.8%
         Actuant Corp. - Class A(a)..............  71,898  $ 4,011,908
                                                           -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
         FARO Technologies, Inc.*(a)............. 163,659    3,273,180
         FLIR Systems, Inc.*(a).................. 183,213    4,091,146
         Imax Corp.*(a).......................... 356,370    2,515,972
         Thomas & Betts Corp.*................... 133,582    5,605,101
         Trimble Navigation, Ltd.*(a)............ 124,260    4,409,988
         Wesco International, Inc.* (a)..........  96,958    4,143,015
                                                           -----------
                                                            24,038,402
                                                           -----------
         ENERGY EQUIPMENT & SERVICES - 0.8%
         FMC Technologies, Inc.*(a)..............  98,674    4,235,088
                                                           -----------
         FINANCIAL SERVICES - 1.6%
         Affiliated Managers Group, Inc.*(a).....  57,206    4,590,781
         Jeffries Group, Inc.(a).................  81,261    3,655,120
                                                           -----------
                                                             8,245,901
                                                           -----------
         FOOD PRODUCTS - 0.7%
         United Natural Foods, Inc.*(a).......... 135,685    3,582,084
                                                           -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
         American Medical Systems
           Holdings, Inc.*(a).................... 248,407    4,429,097
         Immucor, Inc.*(a)....................... 123,236    2,878,793
         Integra LifeSciences Holdings*(a)....... 133,509    4,734,229
         Mentor Corp.(a)......................... 106,837    4,923,049
         NuVasive, Inc.*(a)...................... 237,541    4,299,492
         ResMed, Inc.*(a)........................ 101,790    3,899,575
         Varian, Inc.*(a)........................ 107,037    4,259,002
         Wright Medical Group, Inc.*(a).......... 183,098    3,735,199
                                                           -----------
                                                            33,158,436
                                                           -----------
         HEALTH CARE PROVIDERS & SERVICES - 3.2%
         Amsurg Corp.*(a)........................ 119,406    2,729,621
         LifePoint Hospitals, Inc.*(a)........... 119,290    4,473,375
         Per-Se Technologies, Inc.*(a)........... 185,062    4,323,049
         VCA Antech, Inc.*(a).................... 184,600    5,205,720
                                                           -----------
                                                            16,731,765
                                                           -----------
         HOTELS, RESTAURANTS & LEISURE - 4.7%
         Choice Hotels International, Inc.(a).... 170,844    7,134,445
         Jack in the Box, Inc.*(a)............... 126,779    4,428,391
         P.F. Chang's China Bistro, Inc.*(a).....  95,432    4,736,290
         Penn National Gaming, Inc.*.............  70,000    2,306,500
         RARE Hospitality International, Inc.*(a) 103,749    3,152,932
         Steiner Leisure, Ltd.*..................  90,278    3,210,286
                                                           -----------
                                                            24,968,844
                                                           -----------
         HOUSEHOLD DURABLES - 0.3%
         Tempur-Pedic International, Inc.*(a).... 150,607    1,731,981
                                                           -----------
         HOUSEHOLD PRODUCTS - 0.7%
         Church & Dwight, Inc.(a)................ 115,245    3,806,542
                                                           -----------
         INFORMATION SERVICES - 0.6%
         Merge Technologies, Inc.*............... 130,055    3,256,577
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - 1.6%
          HCC Insurance Holdings, Inc........... 143,102  $ 4,247,267
          ProAssurance Corp.*(a)................  82,070    3,991,885
                                                          -----------
                                                            8,239,152
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 3.1%
          Blue Coat Systems, Inc.*(a)...........  56,178    2,568,458
          Digitas, Inc.*(a)..................... 225,455    2,822,696
          F5 Networks, Inc.*(a).................  55,947    3,199,609
          Internet Security Systems, Inc.*(a)...  71,846    1,505,174
          Sapient Corp.*(a)..................... 491,800    2,798,342
          ValueClick, Inc.*(a).................. 197,864    3,583,317
                                                          -----------
                                                           16,477,596
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 1.2%
          Marvel Entertainment, Inc.*(a)........ 213,019    3,489,251
          Nautilus Group, Inc.(a)............... 155,239    2,896,760
                                                          -----------
                                                            6,386,011
                                                          -----------
          MACHINERY - 2.5%
          IDEX Corp.............................  75,863    3,118,728
          JLG Industries, Inc.(a)............... 134,271    6,130,814
          Lincoln Electric Holdings, Inc.(a)....  96,473    3,826,119
                                                          -----------
                                                           13,075,661
                                                          -----------
          MEDIA - 0.2%
          Radio One, Inc. - Class D*(a)......... 127,700    1,321,695
                                                          -----------
          METALS & MINING - 1.0%
          Carpenter Technology Corp.(a).........  78,603    5,539,153
                                                          -----------
          OIL & GAS - 8.0%
          Atwood Oceanics, Inc.*(a).............  56,507    4,409,241
          Cal Dive International, Inc.*(a)...... 111,856    4,014,512
          Core Laboratories N.V.*(a)............ 127,266    4,754,658
          Encore Acquisition Co.*(a)............ 182,520    5,847,941
          Grey Wolf, Inc.*(a)................... 510,824    3,948,670
          Hydril*(a)............................  63,237    3,958,636
          Range Resources Corp.(a).............. 165,183    4,350,907
          Superior Energy Services, Inc.*(a).... 141,600    2,980,680
          Unit Corp.*(a)........................ 103,447    5,692,688
          Whiting Petroleum Corp.*(a)...........  58,842    2,353,680
                                                          -----------
                                                           42,311,613
                                                          -----------
          PHARMACEUTICALS - 4.0%
          Amylin Pharmaceuticals, Inc.*(a)...... 146,686    5,855,705
          Encysive Pharmaceuticals, Inc.*(a).... 235,114    1,855,049
          First Horizon Pharmaceutical Corp.*(a) 184,799    3,187,783
          MGI Pharma, Inc.*(a).................. 167,377    2,872,189
          Nektar Therapeutics*(a)............... 150,501    2,477,247
          PetMed Express, Inc.*(a)..............  49,637      703,356
          United Therapeutics Corp.*(a).........  60,583    4,187,497
                                                          -----------
                                                           21,138,826
                                                          -----------
          REAL ESTATE - 0.4%
          BioMed Realty Trust, Inc. (REIT)(a)...  76,406    1,864,306
                                                          -----------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         RETAIL-SPECIALTY - 6.2%
         BJ's Wholesale Club, Inc.*(a)........... 140,329 $  4,148,125
         Children's Place Retail Stores, Inc.*(a) 101,193    5,000,958
         Guitar Center, Inc.*(a).................  70,049    3,503,151
         Jos. A. Bank Clothiers, Inc.*(a)........ 127,644    5,541,026
         RC2 Corp.*(a)...........................  98,022    3,481,741
         Regis Corp.(a).......................... 103,919    4,008,156
         Toro Co. (The)(a).......................  80,687    3,531,670
         Wolverine World Wide, Inc.(a)........... 150,154    3,372,459
                                                          ------------
                                                            32,587,286
                                                          ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
         Cirrus Logic, Inc.*(a).................. 372,437    2,487,879
         Emulex Corp.*(a)........................ 204,045    4,038,051
         FormFactor, Inc.*....................... 173,318    4,234,159
         Genesis Microchip, Inc.*(a)............. 107,868    1,951,332
         Microsemi Corp.*(a)..................... 304,238    8,415,223
         Tessera Technologies, Inc.*(a).......... 141,715    3,663,333
         Varian Semiconductor Equipment
           Associates, Inc.*(a).................. 109,697    4,818,989
                                                          ------------
                                                            29,608,966
                                                          ------------
         SOFTWARE - 6.3%
         ANSYS, Inc.*(a).........................  86,695    3,701,010
         Avid Technology, Inc.*(a)...............  74,441    4,076,389
         Blackboard, Inc.*(a).................... 174,544    5,058,285
         Cerner Corp.*(a)........................  57,587    5,235,234
         Epicor Software Corp.*(a)............... 288,388    4,074,922
         Kronos, Inc.*(a)........................  98,137    4,108,015
         MicroStrategy, Inc. - Class A*(a).......  81,213    6,719,564
                                                          ------------
                                                            32,973,419
                                                          ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
         Nice Systems, Ltd. (ADR)*...............  54,690    2,633,870
                                                          ------------
         TELECOMMUNICATION SERVICES - WIRELESS - 2.4%
         Alamosa Holdings, Inc.*(a).............. 217,882    4,054,784
         NeuStar, Inc. - Class A*(a)............. 118,685    3,618,706
         SBA Communications Corp.*(a)............ 263,012    4,707,915
                                                          ------------
                                                            12,381,405
                                                          ------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.9%
         Warnaco Group, Inc. (The)*(a)........... 169,132    4,519,207
                                                          ------------
         TRANSPORTATION - 4.1%
         Forward Air Corp.(a)....................  96,692    3,543,762
         Heartland Express, Inc.(a).............. 138,528    2,810,733
         Kirby Corp.*(a).........................  61,380    3,202,195
         Knight Transportation, Inc.(a).......... 178,536    3,701,051
         Old Dominion Freight Line, Inc.*........ 150,674    4,065,184
         Swift Transportation Co., Inc.*(a)...... 201,829    4,097,129
                                                          ------------
                                                            21,420,054
                                                          ------------
         Total Common Stocks (Cost $440,038,985)           504,206,016
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     -----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT      (NOTE 2)
     -----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 29.4%
     State Street Bank and Trust Co.,
       Repurchase Agreement,
       dated 12/30/05 at 3.900% to be
       repurchased at $22,181,607.87
       collateralized by $22,950,000
       FNMA 4.000% due 07/08/15
       with a value of $22,616,514............ $ 22,172,000 $  22,172,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  132,651,947   132,651,947
                                                            -------------
     Total Short-Term Investments
     (Cost $154,823,947)                                      154,823,947
                                                            -------------

     TOTAL INVESTMENTS - 125.3%
     (Cost $594,862,932)                                      659,029,963

     Other Assets and Liabilities (net) - (25.3%)            (133,131,394)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 525,898,569
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 92.5%
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund..........................     2,941  $   175,313
      iShares Dow Jones U.S. Financial Sector
        Index Fund.................................     1,096      110,915
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund.................................    19,017    1,198,832
      iShares Dow Jones U.S. Industrial Sector
        Index Fund.................................    14,422      839,937
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund..........................    15,649      357,736
      iShares Dow Jones U.S. Utilities Sector Index
        Fund.......................................     3,034      231,980
      iShares MSCI EAFE Index Fund.................    23,214    1,380,304
      iShares S&P MidCap 400 Growth Index
        Fund.......................................    15,186    1,148,365
      iShares S&P MidCap 400 Value Index
        Fund.......................................    16,296    1,150,009
      Vanguard Consumer Discretionary
        VIPERs.....................................     8,666      455,745
      Vanguard Consumer Staples VIPERs.............    17,503      978,943
      Vanguard Energy VIPERs.......................     7,352      530,741
      Vanguard Financials VIPERs...................    20,598    1,154,518
      Vanguard Information Technology
        VIPERs.....................................    20,282      981,446
                                                               -----------
      Total Investment Company Securities
      (Cost $10,540,468)                                        10,694,784
                                                               -----------

      SHORT-TERM INVESTMENTS - 6.6%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio
        (Cost $766,900)                              $766,900  $   766,900
                                                               -----------

      TOTAL INVESTMENTS - 99.1%
      (Cost $11,307,368)                                        11,461,684

      Other Assets and Liabilities (net) - 0.9%                    100,198
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $11,561,882
                                                               ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       SHARES/PAR   VALUE
      DESCRIPTION                                      AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 95.3%
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund...........................     1,383  $   82,441
      iShares Dow Jones U.S. Financial Sector Index
        Fund........................................     1,368     138,442
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund..................................     8,923     562,506
      iShares Dow Jones U.S. Industrial Sector Index
        Fund........................................     6,790     395,449
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund...........................     7,360     168,250
      iShares Dow Jones U.S. Utilities Sector Index
        Fund........................................     1,424     108,879
      iShares GS $ InvesTop Corporate Bond
        Fund........................................     9,253     996,455
      iShares Lehman 1-3 Year Treasury Bond
        Fund........................................     4,608     369,608
      iShares MSCI EAFE Index Fund..................     7,265     431,977
      iShares S&P MidCap 400 Growth Index
        Fund........................................    11,813     893,299
      iShares S&P MidCap 400 Value Index Fund.......    12,670     894,122
      Vanguard Consumer Discretionary VIPERs........     4,087     214,935
      Vanguard Consumer Staples VIPERs..............     8,215     459,465
      Vanguard Energy VIPERs........................     3,462     249,922
      Vanguard Financials VIPERs....................     8,131     455,742
      Vanguard Information Technology VIPERs........     9,470     458,253
                                                                ----------
      Total Investment Company Securities
      (Cost $6,857,656)                                          6,879,745
                                                                ----------

      SHORT-TERM INVESTMENTS - 3.8%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio
        (Cost $274,260)                               $274,260  $  274,260
                                                                ----------

      TOTAL INVESTMENTS - 99.1%
      (Cost $7,131,916)                                          7,154,005

      Other Assets and Liabilities (net) - 0.9%                     64,380
                                                                ----------

      TOTAL NET ASSETS - 100.0%                                 $7,218,385
                                                                ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 97.2%
        AEROSPACE & DEFENSE - 2.5%
        Alliant Techsystems, Inc.*...............  68,908 $   5,248,723
        Rockwell Collins, Inc.................... 113,009     5,251,528
                                                          -------------
                                                             10,500,251
                                                          -------------
        AUTO COMPONENTS - 0.6%
        Autoliv, Inc.............................  56,504     2,566,412
                                                          -------------
        BANKS - 7.4%
        Commerce Bancshares, Inc.................  38,025     1,981,863
        FirstMerit Corp.......................... 156,074     4,043,877
        Keycorp.................................. 164,392     5,413,429
        M&T Bank Corp............................  61,978     6,758,701
        Northern Trust Corp......................  86,534     4,484,192
        Zions Bancorporation..................... 113,379     8,566,917
                                                          -------------
                                                             31,248,979
                                                          -------------
        BEVERAGES - 0.5%
        Pepsi Bottling Group, Inc................  71,068     2,033,255
                                                          -------------
        BIOTECHNOLOGY - 1.4%
        MedImmune, Inc.*......................... 171,970     6,022,389
                                                          -------------
        CHEMICALS - 2.9%
        Agrium, Inc.............................. 101,626     2,234,756
        Carlisle Cos., Inc.......................  41,771     2,888,465
        Chemtura Corp............................ 264,056     3,353,511
        Rohm & Haas Co...........................  75,817     3,671,059
                                                          -------------
                                                             12,147,791
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.5%
        Republic Services, Inc................... 138,627     5,205,444
        Zebra Technologies Corp. - Class A*...... 123,701     5,300,588
                                                          -------------
                                                             10,506,032
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 0.6%
        ADC Telecommunications, Inc.*............ 119,258     2,664,224
                                                          -------------
        COMPUTER HARDWARE - 0.8%
        CDW Corp.................................  56,863     3,273,603
                                                          -------------
        DIVERSIFIED ENERGY - 3.9%
        CMS Energy Corp.*........................  58,253       845,251
        PNM Resources, Inc.......................  39,240       960,988
        Public Service Enterprise Group, Inc.....  16,327     1,060,765
        Western Gas Resources, Inc............... 122,372     5,762,497
        Williams Cos., Inc. (The)................ 331,623     7,683,705
                                                          -------------
                                                             16,313,206
                                                          -------------
        DRUGS - 1.3%
        Charles River Laboratories International,
          Inc.*.................................. 128,525     5,445,604
                                                          -------------
        ELECTRIC UTILITIES - 10.0%
        Edison International..................... 164,165     7,159,236
        Entergy Corp............................. 110,386     7,577,999
        FirstEnergy Corp.........................  52,596     2,576,678
        Northeast Utilities......................  88,987     1,752,154

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         PG&E Corp.............................. 232,211 $   8,619,672
         PPL Corp............................... 383,136    11,264,198
         Wisconsin Energy Corp..................  86,061     3,361,543
                                                         -------------
                                                            42,311,480
                                                         -------------
         FINANCIALS - DIVERSIFIED - 4.0%
         American Capital Strategies, Ltd.......  51,046     1,848,376
         Bear Stearns Cos., Inc.................  67,106     7,752,756
         CIT Group, Inc......................... 102,641     5,314,751
         Eaton Vance Corp.......................  77,159     2,111,070
                                                         -------------
                                                            17,026,953
                                                         -------------
         FOOD PRODUCTS - 2.2%
         Archer-Daniels-Midland Co.............. 184,657     4,553,642
         Smithfield Foods, Inc.*................ 151,091     4,623,384
                                                         -------------
                                                             9,177,026
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Apria Healthcare Group, Inc.*.......... 125,103     3,016,233
         Coventry Health Care, Inc.*............  54,614     3,110,814
         Health Net, Inc.*......................  80,296     4,139,259
                                                         -------------
                                                            10,266,306
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Harrah's Entertainment, Inc............ 127,544     9,092,612
                                                         -------------
         HOUSEHOLD DURABLES - 4.0%
         Lennar Corp. - Class A................. 114,049     6,959,270
         Mohawk Industries, Inc.*...............  74,118     6,446,783
         Stanley Works..........................  72,791     3,496,880
                                                         -------------
                                                            16,902,933
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.4%
         Clorox Company (The)...................  87,358     4,969,797
         Newell Rubbermaid, Inc................. 222,223     5,284,463
                                                         -------------
                                                            10,254,260
                                                         -------------
         INSURANCE - 8.9%
         Ambac Financial Group, Inc............. 129,560     9,983,894
         Assurant, Inc..........................  50,276     2,186,503
         Everest Re Group, Ltd..................  60,686     6,089,840
         PartnerRe, Ltd.........................  58,996     3,874,267
         PMI Group, Inc. (The)..................  81,196     3,334,720
         RenaissanceRe Holdings, Ltd............  80,908     3,568,852
         Torchmark Corp.........................  98,662     5,485,607
         Willis Group Holdings, Ltd.............  83,719     3,092,580
                                                         -------------
                                                            37,616,263
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 0.2%
         Avocent Corp.*.........................  32,987       896,916
                                                         -------------
         IT CONSULTING & SERVICES - 2.1%
         BearingPoint, Inc.*.................... 619,661     4,870,535
         Computer Sciences Corp.*...............  28,907     1,463,851
         Ingram Micro, Inc.*.................... 135,346     2,697,446
                                                         -------------
                                                             9,031,832
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - 2.0%
        Dow Jones & Co., Inc...................... 118,355 $   4,200,419
        Lamar Advertising Co. - Class A*..........  95,368     4,400,279
                                                           -------------
                                                               8,600,698
                                                           -------------
        METALS - 1.6%
        Allegheny Technologies, Inc...............  71,006     2,561,897
        Carpenter Technology Corp.................  32,684     2,303,241
        Commercial Metals Co......................  55,780     2,093,981
                                                           -------------
                                                               6,959,119
                                                           -------------
        OIL & GAS - 9.0%
        AGL Resources, Inc........................ 192,901     6,714,884
        BJ Services Co............................ 188,251     6,903,164
        EOG Resources, Inc........................ 141,800    10,403,866
        Grant Prideco, Inc.*......................  44,310     1,954,957
        Range Resources Corp...................... 296,544     7,810,969
        Ultra Petroleum Corp.*....................  73,200     4,084,560
                                                           -------------
                                                              37,872,400
                                                           -------------
        PAPER & PACKAGING - 1.1%
        Packaging Corp. of America................ 195,492     4,486,541
                                                           -------------
        PARTS & EQUIPMENT - 3.2%
        American Standard Cos., Inc............... 192,273     7,681,306
        Cooper Industries, Ltd. - Class A.........  77,857     5,683,561
                                                           -------------
                                                              13,364,867
                                                           -------------
        REAL ESTATE - 6.8%
        Apartment Investment & Management Co.
          (REIT) - Class A........................ 135,516     5,131,991
        Developers Diversified Realty Corp. (REIT) 107,074     5,034,620
        Equity Residential (REIT).................  55,372     2,166,153
        Healthcare Realty Trust, Inc. (REIT)......  26,357       876,897
        istar Financial, Inc. (REIT).............. 165,323     5,893,765
        Liberty Property Trust (REIT).............  48,927     2,096,522
        Plum Creek Timber Co., Inc. (REIT)........ 154,696     5,576,791
        Prentiss Properties Trust (REIT)..........  45,736     1,860,540
                                                           -------------
                                                              28,637,279
                                                           -------------
        RETAIL - MULTILINE - 3.8%
        Federated Department Stores, Inc..........  64,949     4,308,067
        J.C. Penney Co., Inc...................... 208,288    11,580,813
                                                           -------------
                                                              15,888,880
                                                           -------------
        RETAIL - SPECIALTY - 1.1%
        Ross Stores, Inc.......................... 154,613     4,468,316
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.6%
        Amphenol Corp. - Class A..................  79,752     3,529,823
        Freescale Semiconductor, Inc.*............  39,126       985,584
        Tessera Technologies, Inc.*...............  83,955     2,170,237
                                                           -------------
                                                               6,685,644
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*......................... 396,772     5,451,647
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TOBACCO - 1.0%
      Reynolds American, Inc...................      45,217 $  4,310,537
                                                            ------------
      TRANSPORTATION - 1.9%
      Norfolk Southern Corp....................     102,680    4,603,145
      Teekay Shipping Corp.....................      84,076    3,354,632
                                                            ------------
                                                               7,957,777
                                                            ------------
      Total Common Stocks
      (Cost $372,639,942)                                    409,982,032
                                                            ------------

      SHORT-TERM INVESTMENTS - 2.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/2005 at
        2.800% to be repurchased at
        $12,343,839 on 01/03/06 collateralized
        by $12,775,000 FNMA 3.000% due
        08/15/07 with a value of $12,589,366
        (Cost $12,340,000)..................... $12,340,000   12,340,000
                                                            ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $384,979,942)                                    422,322,032

      Other Assets and Liabilities (net) - (0.1%)               (212,346)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $422,109,686
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 96.3%
       AUSTRALIA - 2.0%
       Australia & New Zealand Banking Group,
         Ltd.................................  1,522,000 $    26,685,705
                                                         ---------------
       FRANCE - 9.7%
       BNP Paribas S.A.(a)...................    226,500      18,334,831
       L'Oreal S.A.(a).......................    205,700      15,277,362
       Neopost S.A.(a).......................    145,000      14,547,562
       Pernod-Ricard S.A.(a).................     46,300       8,082,135
       Publicis Groupe(a)....................    816,000      28,411,646
       Sanofi-Aventis S.A.(a)................    118,035      10,344,494
       Societe Television Francaise 1(a).....    190,000       5,274,390
       Total S.A.(a).........................     32,500       8,181,633
       Vivendi Universal S.A.(a).............    636,600      20,006,623
                                                         ---------------
                                                             128,460,676
                                                         ---------------
       GERMANY - 8.4%
       Bayerische Motoren Werke
         (BMW) AG(a).........................    941,800      41,345,774
       Deutsche Boerse AG(a).................    284,000      29,121,685
       Hannover Rueckversicherung AG(a)......    226,600       8,034,990
       Henkel KGaA...........................    256,000      23,828,522
       Metro AG..............................    195,500       9,440,155
                                                         ---------------
                                                             111,771,126
                                                         ---------------
       HONG KONG - 0.8%
       Giordano International, Ltd.(a)....... 19,555,000      10,957,589
                                                         ---------------
       IRELAND - 2.8%
       Bank of Ireland.......................  2,351,000      37,028,773
                                                         ---------------
       ISRAEL - 0.5%
       Orbotech, Ltd.*.......................    265,000       6,352,050
                                                         ---------------
       ITALY - 3.0%
       Banco Popolare di Verona e Novara
         Scrl(a).............................    672,500      13,607,344
       Bulgari S.p.A.(a).....................    737,000       8,226,075
       UniCredito Italiano S.p.A.(a).........  2,607,000      17,966,462
                                                         ---------------
                                                              39,799,881
                                                         ---------------
       JAPAN - 14.4%
       Daiwa Securities Group, Inc...........  2,022,000      23,201,842
       Honda Motor Co., Ltd..................    410,800      23,820,399
       Kao Corp..............................    295,000       7,887,932
       Meitec Corp.(a).......................    432,800      14,040,141
       NTT DoCoMo, Inc.(a)...................     25,700      39,373,625
       Rohm Co., Ltd.........................    255,000      28,029,059
       Takeda Pharmaceutical Co., Ltd........    628,000      33,914,535
       Uni-Charm Corp.(a)....................    468,000      21,027,240
                                                         ---------------
                                                             191,294,773
                                                         ---------------
       MEXICO - 0.5%
       Grupo Televisa, S.A. (ADR)............     79,000       6,359,500
                                                         ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       NETHERLANDS - 7.4%
       Akzo Nobel N.V.(a)....................    637,000 $    29,530,576
       Euronext N.V.(a)......................    695,000      36,206,352
       Heineken Holding N.V..................    523,000      15,368,490
       Heineken N.V..........................     64,375       2,040,859
       Koninklijke (Royal) Philips
         Electronics N.V.....................    480,000      14,919,367
                                                         ---------------
                                                              98,065,644
                                                         ---------------
       SINGAPORE - 1.1%
       United Overseas Bank, Ltd.............  1,687,400      14,843,944
       United Overseas Land, Ltd.(a).........    126,040         190,413
                                                         ---------------
                                                              15,034,357
                                                         ---------------
       SOUTH KOREA - 7.3%
       Kookmin Bank..........................    342,800      25,623,079
       KT&G Corp.............................    377,300      16,787,818
       Lotte Chilsung Beverage Co., Ltd......     16,930      16,395,155
       SK Telecom Co., Ltd...................    218,252      38,811,918
                                                         ---------------
                                                              97,617,970
                                                         ---------------
       SPAIN - 0.2%
       Gestevision Telecinco SA(a)...........    112,000       2,826,953
                                                         ---------------
       SWITZERLAND - 14.2%
       Credit Suisse Group...................    543,000      27,660,986
       Givaudan S.A.(a)......................     33,750      22,857,256
       Lonza Group AG(a).....................    339,700      20,772,274
       Nestle S.A............................    119,500      35,658,509
       Novartis AG...........................    641,500      33,664,570
       Swatch Group AG.......................    914,200      27,637,686
       Syngenta AG*..........................    168,300      20,927,481
                                                         ---------------
                                                             189,178,762
                                                         ---------------
       TAIWAN - 1.5%
       Chinatrust Financial Holding Co., Ltd. 25,633,513      20,228,737
                                                         ---------------
       UNITED KINGDOM - 22.5%
       Associated British Ports Holdings Plc.  2,423,000      24,446,676
       BP Plc................................  1,059,000      11,326,251
       British Sky Broadcasting Group Plc....  3,928,600      33,525,808
       Cadbury Schweppes Plc.................  2,540,000      23,971,044
       Diageo Plc............................  2,588,000      37,449,065
       GlaxoSmithKline Plc...................  1,790,000      45,154,612
       Johnston Press Plc....................  1,697,000      13,577,732
       Lloyds TSB Group Plc..................  2,774,200      23,292,720
       Michael Page International Plc........  2,390,000      11,096,249
       Signet Group Plc...................... 17,086,800      31,554,690
       Trinity Mirror Plc....................  2,341,400      23,060,190
       Vodafone Group Plc....................  9,513,000      20,520,510
                                                         ---------------
                                                             298,975,547
                                                         ---------------
       Total Common Stocks
       (Cost $1,052,260,592)                               1,280,638,043
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 16.2%
     State Street Bank & Trust Co.,
       Repurchase Agreement,
       dated 12/30/05 at 2.80% to be
       repurchased at $63,809,846 on
       01/03/06 collateralized by
       62,165,000 FHLB 5.80% due
       09/02/08 with a value of
       $65,066,054.00......................... $ 63,790,000 $   63,790,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  151,154,676    151,154,676
                                                            --------------
     Total Short-Term Investments
     (Cost $214,944,676)                                       214,944,676
                                                            --------------

     TOTAL INVESTMENTS - 112.5%
     (Cost $1,267,205,268)                                   1,495,582,719

     Other Assets and Liabilities (net) - (12.5%)             (166,350,015)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,329,232,704
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 94.3%
         AEROSPACE & DEFENSE - 1.3%
         Boeing Co............................   143,150 $  10,054,856
                                                         -------------
         AIR FREIGHT & LOGISTICS - 1.4%
         United Parcel Service, Inc. - Class B   142,270    10,691,590
                                                         -------------
         AUTOMOBILES - 1.8%
         Harley-Davidson, Inc.................   148,300     7,635,967
         Thor Industries, Inc.(a).............   165,695     6,639,399
                                                         -------------
                                                            14,275,366
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 3.1%
         Ceridian Corp.*......................   225,445     5,602,309
         CoStar Group, Inc.*(a)...............   109,130     4,711,142
         Park24 Co., Ltd......................   219,900     7,798,778
         Stericycle, Inc.*(a).................   104,490     6,152,371
                                                         -------------
                                                            24,264,600
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Research In Motion, Ltd.*............   207,435    13,692,784
                                                         -------------
         COMPUTERS & PERIPHERALS - 3.7%
         Apple Computer, Inc.*................   120,715     8,678,201
         Hewlett-Packard Co...................   244,395     6,997,029
         Lenovo Group, Ltd.................... 9,406,000     4,347,123
         SanDisk Corp.*.......................   138,630     8,708,737
                                                         -------------
                                                            28,731,090
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
         Samsung Electronics Co...............    18,250     8,798,402
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 0.1%
         Reliant Energy, Inc.*................   119,163     1,229,762
                                                         -------------
         ENTERTAINMENT & LEISURE - 0.9%
         Scientific Games Corp. - Class A*(a).   254,850     6,952,308
                                                         -------------
         FINANCIALS-DIVERSIFIED - 6.5%
         American Express Co..................    80,960     4,166,202
         Chicago Mercantile Exchange
           Holdings, Inc......................    13,640     5,012,564
         Citigroup, Inc.......................   191,930     9,314,363
         Deutsche Boerse AG...................    99,985    10,252,576
         MBIA, Inc............................   136,180     8,192,589
         Merrill Lynch & Co., Inc.............    93,040     6,301,599
         UBS AG...............................    80,230     7,633,542
                                                         -------------
                                                            50,873,435
                                                         -------------
         FINANCIAL SERVICES - 3.7%
         Credit Saison Co., Ltd...............   207,900    10,355,774
         Mitsubishi UFJ Securities Co., Ltd...   474,000     5,885,412
         Mizuho Financial Group, Inc..........     1,584    12,517,017
                                                         -------------
                                                            28,758,203
                                                         -------------
         FOOD & DRUG RETAILING - 3.9%
         Sysco Corp...........................   211,440     6,565,212
         Whole Foods Market, Inc..............   308,740    23,893,389
                                                         -------------
                                                            30,458,601
                                                         -------------

          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
          Dade Behring Holdings, Inc........... 176,190 $    7,204,409
          Intuitive Surgical, Inc.*(a).........  91,980     10,786,495
          Medtronic, Inc....................... 156,230      8,994,161
          Varian Medical Systems, Inc.*........ 288,130     14,504,464
                                                        --------------
                                                            41,489,529
                                                        --------------
          HEALTH CARE PROVIDERS & SERVICES - 6.1%
          Coventry Health Care, Inc.*.......... 208,652     11,884,818
          Manor Care, Inc...................... 114,995      4,573,351
          Neurocrine Biosciences, Inc.*(a)..... 225,915     14,171,648
          UnitedHealth Group, Inc.............. 279,820     17,388,015
                                                        --------------
                                                            48,017,832
                                                        --------------
          HOMEBUILDERS - 0.5%
          Pulte Corp...........................  97,870      3,852,163
                                                        --------------
          HOTELS, RESTAURANTS & LEISURE - 1.6%
          Four Seasons Hotels, Inc.(a)......... 260,665     12,968,084
                                                        --------------
          HOUSEHOLD DURABLES - 0.5%
          Harman International Industries, Inc.  41,040      4,015,764
                                                        --------------
          HOUSEHOLD PRODUCTS - 1.7%
          Procter & Gamble Co.................. 140,430      8,128,089
          Reckitt Benckiser Plc................ 165,812      5,465,678
                                                        --------------
                                                            13,593,767
                                                        --------------
          INSURANCE - 0.8%
          American International Group, Inc....  89,295      6,092,598
                                                        --------------
          INTERNET & CATALOG RETAIL - 0.1%
          Blue Nile, Inc.*(a)..................  15,350        618,758
                                                        --------------
          INTERNET SOFTWARE & SERVICES - 6.3%
          eBay, Inc.*.......................... 197,990      8,563,067
          Google, Inc.*........................  21,115      8,759,769
          Juniper Networks, Inc.*.............. 304,450      6,789,235
          Yahoo!, Inc.*........................ 658,115     25,784,946
                                                        --------------
                                                            49,897,017
                                                        --------------
          MEDIA - 0.6%
          Dow Jones & Co., Inc.(a)............. 136,710      4,851,838
                                                        --------------
          OIL & GAS - 2.7%
          Apache Corp.......................... 113,925      7,806,141
          EOG Resources, Inc...................  80,140      5,879,872
          Exxon Mobil Corp..................... 107,355      6,030,130
          Transocean, Inc.*....................  17,500      1,219,575
                                                        --------------
                                                            20,935,718
                                                        --------------
          PHARMACEUTICALS - 16.5%
          Alcon, Inc........................... 105,655     13,692,888
          Alexion Pharmaceuticals, Inc.*(a).... 152,370      3,085,493
          Caremark Rx, Inc.*................... 151,430      7,842,560
          Celgene Corp.*(a).................... 463,750     30,051,000
          Genentech, Inc.*..................... 121,410     11,230,425
          Merck & Co., Inc..................... 325,530     10,355,109
          Roche Holding AG..................... 148,001     22,208,354

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Sanofi-Synthelabo S.A...............    73,576 $    6,448,142
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)..........................   402,995     17,332,815
         United Therapeutics Corp.*(a).......   100,335      6,935,155
                                                        --------------
                                                           129,181,941
                                                        --------------
         RETAIL-MULTILINE - 1.0%
         Nordstrom, Inc......................   209,635      7,840,349
                                                        --------------
         RETAIL-SPECIALTY - 2.3%
         Coach, Inc.*........................   150,190      5,007,335
         Tiffany & Co.(a)....................   227,225      8,700,445
         Urban Outfitters, Inc.*(a)..........   167,330      4,235,122
                                                        --------------
                                                            17,942,902
                                                        --------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
         Cypress Semiconductor Corp.*(a).....   243,520      3,470,160
         KLA-Tencor Corp.....................   127,600      6,294,508
                                                        --------------
                                                             9,764,668
                                                        --------------
         SOFTWARE - 10.1%
         Adobe Systems, Inc..................   386,220     14,274,691
         Citrix Systems, Inc.*...............   148,695      4,279,442
         Electronic Arts, Inc.*..............   165,500      8,657,305
         EMC Corp.*..........................   527,365      7,182,711
         Mercury Interactive Corp.*(a).......   177,280      4,926,611
         Microsoft Corp......................   383,985     10,041,208
         NAVTEQ Corp.*.......................   233,195     10,230,265
         Oracle Corp.*.......................   508,000      6,202,680
         SAP AG (ADR)........................   295,680     13,326,298
                                                        --------------
                                                            79,121,211
                                                        --------------
         TELECOMMUNICATION SERVICES-DIVERSIFIED - 1.4%
         Cisco Systems, Inc.*................   629,115     10,770,449
                                                        --------------
         TELECOMMUNICATION SERVICES-WIRELESS - 2.4%
         China Mobile (Hong Kong), Ltd....... 1,240,000      5,833,550
         China Mobile (Hong Kong), Ltd.
           (ADR)(a)..........................    21,000        504,840
         Crown Castle International Corp.*...   280,585      7,550,542
         QUALCOMM, Inc.......................   114,025      4,912,197
                                                        --------------
                                                            18,801,129
                                                        --------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 2.0%
      NIKE, Inc. - Class B.....................     110,125 $   9,557,749
      Quiksilver, Inc.*(a).....................     455,620     6,305,781
                                                            -------------
                                                               15,863,530
                                                            -------------
      TRANSPORTATION - 1.0%
      C.H. Robinson Worldwide, Inc.............     219,190     8,116,606
                                                            -------------
      U.S. GOVERNMENT AGENCY - 1.0%
      Federal National Mortgage Association....     158,345     7,728,819
                                                            -------------
      Total Common Stocks (Cost $ 618,648,056)                740,245,669
                                                            -------------
      SHORT-TERM INVESTMENTS - 16.8%
      Federal Home Loan Bank Discount Note,
        3.400%, due 01/03/06................... $ 5,400,000     5,398,980
      UBS Finance, Inc.,
        3.750%, due 01/03/06...................  39,400,000    39,391,792
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  86,643,020    86,643,020
                                                            -------------
      Total Short-Term Investments
      (Cost $ 131,433,792)                                    131,433,792
                                                            -------------

      TOTAL INVESTMENTS - 111.1%
      (Cost $ 750,081,848)                                    871,679,461

      Other Assets and Liabilities (net) - (11.1%)            (87,083,805)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 784,595,656
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.5%
       ADVERTISING - 3.2%
       Dex Media, Inc............................. 375,600 $  10,175,004
                                                           -------------
       AIRLINES - 1.2%
       Southwest Airlines Co...................... 235,800     3,874,194
                                                           -------------
       BANKS - 3.6%
       AmSouth Bancorporation..................... 132,700     3,478,067
       City National Corp.........................  44,100     3,194,604
       Hudson City Bancorp, Inc................... 413,600     5,012,832
                                                           -------------
                                                              11,685,503
                                                           -------------
       BEVERAGES - 2.1%
       Pepsi Bottling Group, Inc.................. 231,800     6,631,798
                                                           -------------
       BUILDING MATERIALS - 2.1%
       Louisiana-Pacific Corp..................... 241,500     6,634,005
                                                           -------------
       CHEMICALS - 4.6%
       Cabot Corp................................. 200,900     7,192,220
       Celanese Corp.............................. 230,800     4,412,896
       Rohm and Haas Co...........................  63,600     3,079,512
                                                           -------------
                                                              14,684,628
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 13.9%
       ARAMARK Corp. - Class B.................... 315,900     8,775,702
       CDW Corp...................................  84,200     4,847,394
       DST Systems, Inc.*.........................  65,100     3,900,141
       Expedia, Inc.*............................. 310,600     7,441,976
       GTECH Holdings Corp........................  99,700     3,164,478
       Republic Services, Inc..................... 134,300     5,042,965
       Service Corporation International.......... 667,100     5,456,878
       Temple-Inland, Inc......................... 138,000     6,189,300
                                                           -------------
                                                              44,818,834
                                                           -------------
       COMPUTERS & PERIPHERALS - 2.0%
       Ingram Micro, Inc.*........................ 328,900     6,554,977
                                                           -------------
       CONTAINERS & PACKAGING - 2.8%
       Ball Corp.................................. 137,200     5,449,584
       Pactiv Corp.*.............................. 165,600     3,643,200
                                                           -------------
                                                               9,092,784
                                                           -------------
       ELECTRONICS - 4.7%
       Arrow Electronics, Inc.*................... 153,700     4,923,011
       Flextronics International, Ltd.*........... 156,100     1,629,684
       Solectron Corp.*........................... 585,400     2,142,564
       Vishay Intertechnology, Inc................ 468,400     6,445,184
                                                           -------------
                                                              15,140,443
                                                           -------------
       FINANCIALS - DIVERSIFIED - 2.6%
       Federated Investors, Inc. - Class B........  90,600     3,355,824
       Mellon Financial Corp...................... 148,200     5,075,850
                                                           -------------
                                                               8,431,674
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
       Laboratory Corporation of America Holdings* 128,700     6,930,495
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Triad Hospitals, Inc.*.................... 148,900 $   5,841,347
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.6%
        Brinker International, Inc................  74,900     2,895,634
        Royal Caribbean Cruises, Ltd.............. 121,800     5,488,308
                                                           -------------
                                                               8,383,942
                                                           -------------
        HOUSEHOLD DURABLES - 1.8%
        Stanley Works (The)....................... 121,600     5,841,664
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.9%
        Fortune Brands, Inc.......................  77,900     6,077,758
                                                           -------------
        INSURANCE - 10.2%
        Jefferson-Pilot Corp...................... 119,000     6,774,670
        MGIC Investment Corp......................  72,100     4,745,622
        PartnerRe, Ltd............................  78,100     5,128,827
        Protective Life Corp...................... 191,800     8,395,086
        RenaissanceRe Holdings, Ltd...............  77,000     3,396,470
        Willis Group Holdings, Ltd................ 116,900     4,318,286
                                                           -------------
                                                              32,758,961
                                                           -------------
        MACHINERY - 2.2%
        Dover Corp................................ 178,000     7,207,220
                                                           -------------
        MEDIA - 4.0%
        Belo Corp................................. 252,300     5,401,743
        Westwood One, Inc......................... 461,900     7,528,970
                                                           -------------
                                                              12,930,713
                                                           -------------
        OIL & GAS - 5.9%
        Baker Hughes, Inc.........................  61,300     3,725,814
        BJ Services Co............................  99,600     3,652,332
        GlobalSantaFe Corp........................  78,200     3,765,330
        Williams Companies, Inc................... 333,700     7,731,829
                                                           -------------
                                                              18,875,305
                                                           -------------
        REAL ESTATE - 1.9%
        Health Care Property Investors, Inc.(REIT) 123,100     3,146,436
        Trizec Properties, Inc. (REIT)............ 135,100     3,096,492
                                                           -------------
                                                               6,242,928
                                                           -------------
        RETAIL - MULTILINE - 1.1%
        Sears Holdings Corp.*.....................  29,900     3,454,347
                                                           -------------
        RETAIL - SPECIALTY - 5.4%
        Dollar Tree Stores, Inc.*................. 284,700     6,815,718
        Foot Locker, Inc.......................... 158,300     3,734,297
        Liz Claiborne, Inc........................ 191,000     6,841,620
                                                           -------------
                                                              17,391,635
                                                           -------------
        SOFTWARE - 1.7%
        BEA Systems, Inc.*........................ 575,500     5,409,700
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.4%
        Alltel Corp...............................  70,000     4,417,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                               SHARES/        VALUE
        DESCRIPTION                           PAR AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
        Avaya, Inc.*.........................     857,200 $   9,146,324
        Citizens Communications Co...........     580,500     7,099,515
                                                          -------------
                                                             20,662,839
                                                          -------------
        TRANSPORTATION - 3.7%
        Laidlaw International, Inc...........     302,200     7,020,106
        Norfolk Southern Corp................     112,000     5,020,960
                                                          -------------
                                                             12,041,066
                                                          -------------
        Total Common Stocks
        (Cost $302,312,160)                                 307,773,764
                                                          -------------

        SHORT-TERM INVESTMENTS - 5.4%
        Repurchase Agreement, dated 12/30/05
          at 2.800% to be repurchased at
          $17,389,408 on 01/03/06
          collateralized by $17,645,000 FHLMC
          Bond (Cost $17,384,000)............ $17,384,000 $  17,384,000
                                                          -------------

        TOTAL INVESTMENT - 100.9%
        (Cost $ 319,696,160)                                325,157,764

        Other Assets and Liabilities (net) - (0.9%)          (3,057,831)
                                                          -------------

        TOTAL NET ASSETS - 100.0%                         $ 322,099,933
                                                          =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                              SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 95.9%
           BUILDING PRODUCTS - 5.0%
           Beazer Homes USA, Inc...................    800 $   58,272
           Centex Corp.............................  1,800    128,682
           Masco Corp..............................  1,250     37,738
           Pulte Homes, Inc........................  3,100    122,016
           Ryland Group, Inc. (The)................    800     57,704
                                                           ----------
                                                              404,412
                                                           ----------
           COMMERCIAL SERVICES & SUPPLIES - 1.7%
           Waste Management, Inc...................  4,400    133,540
                                                           ----------
           COMMUNICATIONS EQUIPMENT - 1.0%
           Cisco Systems, Inc.*....................  4,800     82,176
                                                           ----------
           COMPUTERS & PERIPHERALS - 4.0%
           Dell, Inc.*.............................  2,250     67,478
           Hewlett-Packard Co......................  2,200     62,986
           International Business Machines Corp....  1,175     96,585
           Seagate Technology*.....................  4,900     97,951
                                                           ----------
                                                              325,000
                                                           ----------
           ELECTRIC UTILITIES - 4.0%
           AES Corp.*.............................. 20,325    321,745
                                                           ----------
           FINANCIAL - DIVERSIFIED - 10.3%
           Capital One Financial Corp..............  1,775    153,360
           Citigroup, Inc..........................  4,000    194,120
           Countrywide Financial Corp..............  5,600    191,464
           JPMorgan Chase & Co.....................  7,400    293,706
                                                           ----------
                                                              832,650
                                                           ----------
           HEALTH CARE PROVIDERS & SERVICES - 14.0%
           Aetna, Inc..............................  2,700    254,637
           Health Net, Inc.*.......................  4,000    206,200
           McKesson Corp...........................  4,400    226,996
           UnitedHealth Group, Inc.................  7,125    442,747
                                                           ----------
                                                            1,130,580
                                                           ----------
           HOTELS, RESTAURANTS & LEISURE - 2.2%
           Expedia, Inc.*..........................  7,300    174,908
                                                           ----------
           INDUSTRIAL CONGLOMERATES - 5.1%
           Tyco International, Ltd................. 14,200    409,812
                                                           ----------
           INSURANCE - 3.5%
           MGIC Investment Corp....................  2,000    131,640
           St. Paul Travelers Cos., Inc............  3,300    147,411
                                                           ----------
                                                              279,051
                                                           ----------
           INTERNET & CATALOG RETAIL - 5.4%
           Amazon.com, Inc.*.......................  9,175    432,601
                                                           ----------

           INTERNET SOFTWARE & SERVICES - 12.3%
           eBay, Inc.*.............................  6,150    265,988
           Google, Inc. - Class A*.................    825    342,259

       ------------------------------------------------------------------
       SECURITY                                    SHARES/PAR   VALUE
       DESCRIPTION                                   AMOUNT    (NOTE 2)
       ------------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - CONTINUED
       IAC/InterActiveCorp*.......................     6,700  $  189,677
       Yahoo!, Inc.*..............................     4,900     191,982
                                                              ----------
                                                                 989,906
                                                              ----------
       LEISURE EQUIPMENT & PRODUCTS - 2.6%
       Eastman Kodak Co...........................     9,100     212,940
                                                              ----------
       MEDIA - 5.5%
       DIRECTV Group, Inc. (The)*.................    11,300     159,556
       Time Warner, Inc...........................     8,300     144,752
       WPP Group Plc..............................    12,700     137,302
                                                              ----------
                                                                 441,610
                                                              ----------
       PHARMACEUTICALS - 1.3%
       Pfizer, Inc................................     4,500     104,940
                                                              ----------
       RETAIL - MULTILINE - 2.6%
       Sears Holdings Corp.*......................     1,800     207,954
                                                              ----------
       RETAIL - SPECIALTY - 2.0%
       Home Depot, Inc. (The).....................     3,950     159,896
                                                              ----------
       SOFTWARE - 4.1%
       Computer Associates International, Inc.....     1,500      42,285
       Electronic Arts, Inc.*.....................     3,200     167,392
       Intuit, Inc.*..............................     2,350     125,255
                                                              ----------
                                                                 334,932
                                                              ----------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.3%
       Qwest Communications International, Inc.*..    44,000     248,600
       Sprint Nextel Corp.........................    21,300     497,568
                                                              ----------
                                                                 746,168
                                                              ----------
       Total Common Stocks (Cost $7,569,845)                   7,724,821
                                                              ----------

       SHORT-TERM INVESTMENT - 12.3%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05, at 1.03% to be
         repurchased at $994,144 on 01/03/06
         collateralized by $1,020,000 FHLB 3.875%
         due 09/14/07 with a value of $1,017,453
         (Cost - $994,000)........................  $994,000  $  994,000
                                                              ----------

       TOTAL INVESTMENTS - 108.2%
       (Cost $8,563,845)                                       8,718,821

       Other Assets and Liabilities (net) - (8.2%)              (660,399)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $8,058,422
                                                              ==========

* Non-income producing security.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                PAR       VALUE
          DESCRIPTION                            AMOUNT    (NOTE 2)
          -----------------------------------------------------------

          DOMESTIC BONDS & DEBT SECURITIES - 24.4%
          AUTO COMPONENTS - 0.5%
          Cooper Standard Automotive
            8.375%, due 12/15/14............... $100,000 $     76,500
          Dana Corp. 5.850%, due 01/15/15......  150,000      107,250
          Hertz Corp.
            8.875%, due 01/01/14 (144A)(a).....  100,000      102,375
          Stanadyne Corp. 10.000%, due 08/15/14   75,000       72,375
                                                         ------------
                                                              358,500
                                                         ------------
          CHEMICALS - 0.6%
          Crompton Corp. 9.875%, due 08/01/12..  125,000      143,281
          Equistar Chemicals LP
            7.550%, due 02/15/26...............  200,000      190,750
          Nalco Co. 8.875%, due 11/15/13.......  100,000      105,250
                                                         ------------
                                                              439,281
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 0.2%
          Iron Mountain, Inc.
            6.625%, due 01/01/16...............  150,000      140,250
                                                         ------------
          CONTAINERS & PACKAGING - 0.6%
          Crown Cork & Seal, Inc.
            7.375%, due 12/15/26...............  150,000      138,000
          Rayovac Corp. 8.500%, due 10/01/13...  150,000      131,625
          Stone Container Finance Co.
            7.375%, due 07/15/14...............  150,000      137,250
                                                         ------------
                                                              406,875
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.4%
          Dynegy Holdings, Inc.
            6.875%, due 04/01/11...............  150,000      148,500
          Hornbeck Offshore Services, Inc.
            6.125%, due 12/01/14...............  150,000      147,000
                                                         ------------
                                                              295,500
                                                         ------------
          FINANCIALS - DIVERSIFIED - 1.0%
          Ford Motor Credit Co.
            7.375%, due 10/28/09...............  300,000      266,278
          General Motors Acceptance Corp.
            7.250%, due 03/02/11...............  525,000      483,050
                                                         ------------
                                                              749,328
                                                         ------------
          FOOD & DRUG RETAILING - 0.6%
          Rite Aid Corp. 8.125%, due 05/01/10..  125,000      127,813
          Stater Brothers Holdings, Inc.
            8.125%, due 06/15/12...............  300,000      298,500
                                                         ------------
                                                              426,313
                                                         ------------
          FOOD PRODUCTS - 0.1%
          Chiquita Brands International, Inc.
            7.500%, due 11/01/14...............  110,000       97,350
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                   PAR       VALUE
         DESCRIPTION                               AMOUNT    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 0.8%
         Ameripath, Inc. 10.500%, due 04/01/13... $ 75,000 $     79,875
         DaVita, Inc. 7.250%, due 03/15/15.......  125,000      127,188
         Tenet Healthcare Corp.
           9.875%, due 07/01/14..................  125,000      127,187
          9.250%, due 02/01/15 (144A)(a).........  250,000      249,375
                                                           ------------
                                                                583,625
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 1.5%
         Hard Rock Hotel, Inc.
           8.875%, due 06/01/13..................  100,000      108,250
         Hilton Hotels Corp. 3.375%, due 04/15/23  150,000      177,187
         Landry's Restaurants, Inc.
           7.500%, due 12/15/14..................  200,000      188,000
         LCE Holdings, Inc. 9.000%, due 08/01/14.  350,000      355,250
         River Rock Entertainment Authority
           9.750%, due 11/01/11..................   50,000       54,125
         Wynn Las Vegas LLC 6.625%, due
           12/01/14..............................  200,000      195,500
                                                           ------------
                                                              1,078,312
                                                           ------------
         INDUSTRIAL CONGLOMERATES - 0.4%
         Allied Waste North America, Inc.
           6.125%, due 02/15/14..................  200,000      189,500
         Park-Ohio Industries, Inc.
           8.375%, due 11/15/14..................  125,000      110,000
                                                           ------------
                                                                299,500
                                                           ------------
         MEDIA - 0.9%
         Gaylord Entertainment Co.
           8.000%, due 11/15/13..................  175,000      184,187
         Mediacom LLC
           9.500%, due 01/15/13..................  160,000      157,000
          8.500%, due 10/15/15 (144A)(a).........  300,000      279,375
                                                           ------------
                                                                620,562
                                                           ------------
         METALS & MINING - 0.4%
         Allegheny Ludlum Corp.
           6.950%, due 12/15/25..................  120,000      118,200
         Novelis, Inc. 7.250%, due 02/15/15
           (144A)(a).............................  200,000      187,500
                                                           ------------
                                                                305,700
                                                           ------------
         OIL & GAS - 1.8%
         Colorado Interstate Gas Co.
           6.800%, due 11/15/15 (144A)(a)........  200,000      205,355
         El Paso Corp. 7.000%, due 05/15/11......  700,000      698,250
         Foundation Pennsylvania Coal Co.
           7.250%, due 08/01/14..................  100,000      103,875
         Kerr-McGee Corp. 6.950%, due 07/01/24...   50,000       53,284
         Williams Cos., Inc. (The)
           7.875%, due 09/01/21..................  225,000      244,688
                                                           ------------
                                                              1,305,452
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                    PAR        VALUE
        DESCRIPTION                                AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 0.5%
        Bowater, Inc. 6.500%, due 06/15/13...... $  225,000 $    202,500
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10..................    125,000      119,375
                                                            ------------
                                                                 321,875
                                                            ------------
        PHARMACEUTICALS - 0.6%
        Mylan Laboratories, Inc.
          6.375%, due 08/15/15 (144A)(a)........    200,000      201,250
        Warner Chilcott Corp.
          8.750%, due 02/01/15 (144A)(a)........    225,000      208,125
                                                            ------------
                                                                 409,375
                                                            ------------
        REAL ESTATE - 0.4%
        Host Marriott LP, (REIT)
          6.375%, due 03/15/15..................    300,000      300,750
                                                            ------------
        SOFTWARE - 0.3%
        Sungard Data Systems, Inc.
          9.125%, due 08/15/13 (144A)(a)........    175,000      182,000
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
        Cincinnati Bell, Inc. 7.000%, due
          02/15/15..............................    600,000      591,000
        Lucent Technologies, Inc. 6.500%, due
          01/15/28..............................    150,000      126,750
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10..................    600,000      624,000
        Qwest Communications International, Inc.
          3.500%, due 11/15/25..................    175,000      203,656
        Syniverse Technologies, Inc.
          7.750%, due 08/15/13..................    250,000      253,125
                                                            ------------
                                                               1,798,531
                                                            ------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.4%
        Elizabeth Arden, Inc. 7.750%, due
          01/15/14..............................    200,000      203,000
        Invista, Inc. 9.250%, due 05/01/12
          (144A)(a).............................    100,000      107,250
                                                            ------------
                                                                 310,250
                                                            ------------
        U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
        Federal Home Loan Mortgage Corp.
          5.750%, due 04/15/08..................  2,000,000    2,044,152
        Federal National Mortgage Association
          6.000%, due 02/01/34..................  1,186,553    1,199,312
         6.000%, due 08/01/34...................    336,990      340,614
         5.500%, due 11/01/34...................    397,019      393,636
         6.000%, due 02/01/35...................    443,746      448,081
         6.500%, due 07/01/35...................    477,742      490,270
         6.000%, due 12/01/35...................    500,000      504,895
        U.S. Treasury Note 5.000%, due
          02/15/11..............................  1,700,000    1,751,466
                                                            ------------
                                                               7,172,426
                                                            ------------
        Total Domestic Bonds & Debt Securities
        (Cost $17,680,954)                                    17,601,755
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       CONVERTIBLE BONDS - 3.1%
       AEROSPACE & DEFENSE - 0.2%
       Armor Holdings, Inc.,
         2.000%/ 2.000%, due 11/01/24(b)........  $150,000  $    149,063
                                                            ------------
       BIOTECHNOLOGY - 0.2%
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23...................   100,000       139,750
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 0.3%
       DST Sys, Inc.
         4.125%, due 08/15/23...................   150,000       199,500
                                                            ------------
       COMPUTERS & PERIPHERALS - 0.1%
       EMC Corp. 4.500%, due 04/01/07...........   100,000       104,500
                                                            ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
       EDO Corp. 4.000%, due 11/15/25...........   200,000       203,750
                                                            ------------
       HOTELS, RESTAURANTS & LEISURE - 0.2%
       International Game Technology
         0.857%, due 01/29/33+..................   200,000       134,250
                                                            ------------
       MACHINERY - 0.3%
       AGCO Corp. 1.750%, due 12/31/33..........   200,000       188,250
                                                            ------------
       MEDIA - 0.1%
       Liberty Media Corp.
         3.250%, due 03/15/31...................   125,000        94,844
                                                            ------------
       METALS & MINING - 0.2%
       Placer Dome, Inc. 2.750%, due
         10/15/23...............................   150,000       185,437
                                                            ------------
       OIL & GAS - 0.4%
       Hanover Compressor Co.
         4.750%, due 01/15/14...................   250,000       286,250
                                                            ------------
       PHARMACEUTICALS - 0.3%
       MGI Pharma, Inc.,
         1.682%/ 0.000%, due 03/02/24(b)........   200,000       123,500
       Watson Pharmaceuticals, Inc.
         1.750%, due 03/15/23...................    75,000        71,812
                                                            ------------
                                                                 195,312
                                                            ------------
       ROAD & RAIL - 0.4%
       CSX Corp. 0.507%, due 10/30/21+..........   300,000       288,000
                                                            ------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Cypress Semiconductor Corp.
         1.250%, due 06/15/08...................    45,000        51,187
       LSI Logic Corp. 4.000%, due 05/15/10.....    50,000        48,188
                                                            ------------
                                                                  99,375
                                                            ------------
       Total Convertible Bonds (Cost $2,305,818)               2,268,281
                                                            ------------

       COMMON STOCKS - 67.8%
       AUTO COMPONENTS - 0.8%
       Dana Corp................................    82,100       589,478
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

           ------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ------------------------------------------------------------

           CHEMICALS - 8.0%
           Chemtura Corp.......................  76,800 $    975,360
           Dow Chemical Co.....................  28,500    1,248,870
           Eastman Chemical Co.................  32,500    1,676,675
           Monsanto Co.........................  16,700    1,294,751
           Mosaic Co.*.........................  41,200      602,756
                                                        ------------
                                                           5,798,412
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.0%
           R.R. Donnelley & Son Co.............  42,200    1,443,662
           The ServiceMaster Co................ 118,900    1,420,855
                                                        ------------
                                                           2,864,517
                                                        ------------
           COMMUNICATIONS EQUIPMENT - 0.7%
           Avaya, Inc.*........................  46,621      497,446
                                                        ------------
           CONTAINERS & PACKAGING - 1.0%
           Ball Corp...........................  17,800      707,016
                                                        ------------
           ENERGY EQUIPMENT & SERVICES - 3.1%
           GlobalSantaFe Corp..................  18,300      881,145
           Halliburton Co......................  21,800    1,350,728
                                                        ------------
                                                           2,231,873
                                                        ------------
           FOOD & DRUG RETAILING - 3.7%
           H.J. Heinz Co.......................  44,000    1,483,680
           Kellogg Co..........................  28,300    1,223,126
                                                        ------------
                                                           2,706,806
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 1.1%
           McDonald's Corp.....................  24,000      809,280
                                                        ------------
           HOUSEHOLD DURABLES - 5.9%
           Newell Rubbermaid, Inc..............  60,100    1,429,178
           Snap-On, Inc........................  31,000    1,164,360
           Tupperware Corp.....................  72,800    1,630,720
                                                        ------------
                                                           4,224,258
                                                        ------------
           INDUSTRIAL CONGLOMERATES - 1.0%
           Hubbell, Inc. - Class B.............  15,400      694,848
                                                        ------------
           INSURANCE - 5.8%
           ACE, Ltd............................  20,000    1,068,800
           Allstate Corp. (The)................   4,400      237,908
           Max Re Capital, Ltd.................   5,100      132,447
           PartnerRe, Ltd......................  11,000      722,370
           SAFECO Corp.........................  14,000      791,000
           XL Capital, Ltd. - Class A..........  18,400    1,239,792
                                                        ------------
                                                           4,192,317
                                                        ------------
           MACHINERY - 3.6%
           CNH Global N.V......................   5,200       96,408
           Cummins, Inc........................   9,100      816,543
           Ingersoll-Rand Co. - Class A........  17,400      702,438
           Timken Co...........................  30,100      963,802
                                                        ------------
                                                           2,579,191
                                                        ------------
           MEDIA - 2.0%
           Clear Channel Communications, Inc...  45,500    1,430,975
                                                        ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 0.2%
        Metal Management, Inc......................  4,800 $    111,648
                                                           ------------
        OIL & GAS - 4.4%
        ChevronTexaco Corp......................... 21,800    1,237,586
        EOG Resources, Inc.........................  7,100      520,927
        NiSource, Inc.............................. 69,500    1,449,770
                                                           ------------
                                                              3,208,283
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.0%
        Bowater, Inc............................... 28,600      878,592
        MeadWestvaco Corp.......................... 47,200    1,323,016
                                                           ------------
                                                              2,201,608
                                                           ------------
        PHARMACEUTICALS - 2.6%
        Bristol-Myers Squibb Co.................... 65,400    1,502,892
        Mylan Laboratories, Inc.................... 17,950      358,282
                                                           ------------
                                                              1,861,174
                                                           ------------
        REAL ESTATE - 1.8%
        Health Care Property Investors, Inc. (REIT) 31,700      810,252
        Healthcare Realty Trust, Inc. (REIT)....... 15,300      509,031
                                                           ------------
                                                              1,319,283
                                                           ------------
        RETAIL - MULTILINE - 0.9%
        Federated Department Stores, Inc...........  9,835      652,356
                                                           ------------
        RETAIL - SPECIALTY - 1.5%
        Foot Locker, Inc........................... 21,100      497,749
        OfficeMax, Inc............................. 23,100      585,816
                                                           ------------
                                                              1,083,565
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.9%
        AT&T, Inc.................................. 69,400    1,699,606
        PanAmSat Holding Corp...................... 74,300    1,820,350
                                                           ------------
                                                              3,519,956
                                                           ------------
        TRADING COMPANIES & DISTRIBUTORS - 1.6%
        Genuine Parts Co........................... 25,800    1,133,136
                                                           ------------
        UTILITIES - 6.2%
        Ameren Corp................................ 29,100    1,491,084
        Northeast Utilities........................ 78,900    1,553,541
        Puget Energy, Inc.......................... 70,100    1,431,442
                                                           ------------
                                                              4,476,067
                                                           ------------
        Total Common Stocks
        (Cost $45,435,401)                                   48,893,493
                                                           ------------
        PREFERRED STOCK - 2.5%
        ELECTRICAL EQUIPMENT - 0.6%
        CMS Energy Corp. 4.500%, due 12/31/49......  5,000      395,625
                                                           ------------
        FOOD RETAILERS - 0.1%
        Albertson's, Inc. 7.250%, due 05/16/07.....  3,500       78,925
                                                           ------------
        INSURANCE - 0.8%
        Chubb Corp. 7.000%, due 08/16/06...........  4,000      140,720

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     SHARES/      VALUE
      DESCRIPTION                                 PAR AMOUNT   (NOTE 2)
      -------------------------------------------------------------------

      INSURANCE - CONTINUED
      Fortis Insurance 7.750%, due
        01/26/06.................................        150 $   180,938
      XL Capital, Ltd. 6.500%, due 05/15/07......     12,000     268,080
                                                             -----------
                                                                 589,738
                                                             -----------
      MEDIA - 0.5%
      Enimis Communications Corp. 6.25%,
        due 12/31/49.............................      3,000     128,643
      Interpublic Group of Co., Inc. 5.375%,
        due 12/15/06.............................      6,000     222,060
                                                             -----------
                                                                 350,703
                                                             -----------
      OIL & GAS - 0.5%
      El Paso Corp. 4.990%,
        due 12/31/49 (144A)(a)...................        240     263,310
      FPL Group, Inc. 8.000%, due 02/16/06.......      1,500      92,955
                                                             -----------
                                                                 356,265
                                                             -----------
      Total Preferred Stock
      (Cost $1,683,277)                                        1,771,256
                                                             -----------

      SHORT-TERM INVESTMENTS - 2.6%
      State Street & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.00% to
        be repurchased at $1,868,415 on
        01/03/06 collateralized by $1,915,000
        FHLB 3.875% due 09/14/07 with a
        value of $1,910,218 (Cost
        $1,868,000).............................. $1,868,000 $ 1,868,000
                                                             -----------

      TOTAL INVESTMENTS - 100.4%
      (Cost $68,973,450)                                      72,402,785

      Other Assets and Liabilities (net) - (0.4%)               (287,148)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $72,115,637
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

REIT - Real Estate Investment Trust
FHLMC - Federal Home Loan Mortgage Corporation



                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 76.3%
       AEROSPACE & DEFENSE - 1.5%
       Armor Holdings, Inc.
         8.250%, due 08/15/13.............. $   2,000,000 $     2,160,000
       DRS Technologies, Inc. 6.875%,
         due 11/01/13(b)...................     6,000,000       5,767,500
       Esterline Technologies Corp. 7.750%,
         due 06/15/13......................     3,000,000       3,150,000
       L-3 Communications Corp.
         6.125%, due 01/15/14..............     6,000,000       5,970,000
        6.375%, due 10/15/15
          (144A)(a)........................     2,725,000       2,731,813
        3.000%, due 08/01/35...............     3,500,000       3,478,125
                                                          ---------------
                                                               23,257,438
                                                          ---------------
       AUTO COMPONENTS - 1.2%
       Accuride Corp. 8.500%,
         due 02/01/15(b)...................     1,500,000       1,485,000
       Cooper Standard Automotive, Inc.
         8.375%, due 12/15/14(b)...........     4,000,000       3,060,000
       Cummins, Inc. 9.500%,
         due 12/01/10(b)...................     2,500,000       2,712,500
       Stanadyne Corp. 10.000%, due
         08/15/14..........................     2,000,000       1,930,000
       Stanadyne Holdings, Inc. 0.000%/
         12.000%, due 02/15/15++...........     2,750,000       1,402,500
       Tenneco Automotive, Inc. 8.625%,
         due 11/15/14(b)...................     3,375,000       3,206,250
       United Rentals North America, Inc.
         7.750%, due 11/15/13(b)...........     5,500,000       5,390,000
                                                          ---------------
                                                               19,186,250
                                                          ---------------
       AUTOMOTIVE LOANS - 1.8%
       Ford Motor Credit Co.
         7.375%, due 10/28/09(b)...........     8,500,000       7,544,541
        7.250%, due 10/25/11...............     3,000,000       2,594,499
       General Motors Acceptance Corp.
         7.250%, due 03/02/11..............    18,000,000      16,561,728
        6.750%, due 12/01/14(b)............     2,350,000       2,117,514
                                                          ---------------
                                                               28,818,282
                                                          ---------------
       AUTOMOBILES - 0.4%
       Hertz Corp. 8.875%,
         due 01/01/14 (144A)(a)............     3,675,000       3,762,281
       Williams Scotsman, Inc. 8.500%,
         due 10/01/15......................     1,950,000       2,028,000
                                                          ---------------
                                                                5,790,281
                                                          ---------------
       BUILDING PRODUCTS - 0.5%
       Ainsworth Lumber Co., Ltd. 7.250%,
         due 10/01/12(b)...................     6,500,000       5,882,500
       Builders Firstsource, Inc. 8.590%,
         due 02/15/12@.....................     2,600,000       2,658,500
                                                          ---------------
                                                                8,541,000
                                                          ---------------

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CAPITAL GOODS - DIVERSIFIED - 0.4%
     J.B. Poindexter & Co. 8.750%,
       due 03/15/14.......................... $   2,825,000 $     2,401,250
     Tyco International Group S.A., -
       Series A, Convertible 2.750%,
       due 01/15/18..........................     3,375,000       4,290,469
                                                            ---------------
                                                                  6,691,719
                                                            ---------------
     CHEMICALS - 3.0%
     Crompton Corp. 9.875%,
       due 08/01/12(b).......................     5,000,000       5,731,250
     Equistar Chemicals LP 7.550%,
       due 02/15/26(b).......................     7,115,000       6,785,931
     Hercules, Inc. 6.750%,
       due 10/15/29..........................     5,000,000       4,837,500
     Huntsman LLC 11.500%,
       due 07/15/12..........................     1,320,000       1,501,500
     IMC Global, Inc. 7.300%,
       due 01/15/28..........................       550,000         550,000
     IMC Global, Inc., - Series B 11.250%,
       due 06/01/11..........................     4,000,000       4,320,000
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07..................     1,500,000       1,573,125
     Nalco Co. 8.875%,
       due 11/15/13(b).......................     5,500,000       5,788,750
     Nova Chemicals Corp. 6.500%,
       due 01/15/12(b).......................     3,500,000       3,408,125
     PQ Corp. 7.500%, due 02/15/13
       (144A)(a).............................     2,000,000       1,870,000
     Rhodia 8.875%, due 06/01/11(b)..........     4,000,000       4,120,000
     Rockwood Specialties Group, Inc.
       7.500%, due 11/15/14..................     4,500,000       4,505,625
     Terra Capital, Inc. 11.500%,
       due 06/01/10..........................     1,950,000       2,184,000
                                                            ---------------
                                                                 47,175,806
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 0.8%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,142,500
      7.750%, due 01/15/15(b)................     9,000,000       9,112,500
                                                            ---------------
                                                                 12,255,000
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.5%
     Lucent Technologies, Inc. 6.450%,
       due 03/15/29..........................     4,000,000       3,450,000
     Qwest Corp. 7.875%,
       due 09/01/11(b).......................     2,000,000       2,165,000
     Ubiquitel Operating Co. 9.875%,
       due 03/01/11..........................     2,650,000       2,948,125
                                                            ---------------
                                                                  8,563,125
                                                            ---------------

     COMPUTER SOFTWARE & PROCESSING - 0.4%
     Electronic Data Systems Corp. - Series B
       6.500%, due 08/01/13..................     5,000,000       5,146,210

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COMPUTER SOFTWARE & PROCESSING - CONTINUED
      Unisys Corp. 8.000%,
        due 10/15/12....................... $   1,200,000 $     1,116,000
                                                          ---------------
                                                                6,262,210
                                                          ---------------
      CONSUMER PRODUCTS - 0.4%
      Rayovac Corp. 8.500%,
        due 10/01/13.......................     7,500,000       6,581,250
                                                          ---------------
      CONTAINERS & PACKAGING - 1.6%
      Crown Cork & Seal, Inc. 7.375%,
        due 12/15/26(b)....................    10,000,000       9,200,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,000,000       3,146,250
       7.750%, due 05/15/11(b).............     5,500,000       5,768,125
      Owens-Illinois, Inc. 7.500%,
        due 05/15/10(b)....................     6,000,000       6,120,000
      Stone Container Finance 7.375%,
        due 07/15/14(b)....................     2,000,000       1,830,000
                                                          ---------------
                                                               26,064,375
                                                          ---------------
      ELECTRIC SERVICES - 2.0%
      Duke Energy Co. 5.375%,
        due 01/01/09.......................     6,500,000       6,550,362
      Midwest Generation LLC 8.750%,
        due 05/01/34(b)....................     5,000,000       5,531,250
      Mission Energy Holding Co. 13.500%,
        due 07/15/08.......................     2,000,000       2,330,000
      Pacific Gas & Electric 4.800%,
        due 03/01/14.......................     2,500,000       2,440,375
      PSE&G Energy Holdings, Inc. 8.500%,
        due 06/15/11(b)....................     5,500,000       5,912,500
      Texas Genco LLC 6.875%,
        due 12/15/14 (144A)(a).............     4,000,000       4,350,000
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10.......................     5,000,000       4,880,425
                                                          ---------------
                                                               31,994,912
                                                          ---------------
      ELECTRIC UTILITIES - 0.8%
      Nevada Power Co. 5.875%,
        due 01/15/15.......................     3,500,000       3,490,627
      NRG Energy, Inc. 8.000%,
        due 12/15/13.......................     4,131,000       4,626,720
      Reliant Energy, Inc. 6.750%,
        due 12/15/14(b)....................     5,400,000       4,738,500
                                                          ---------------
                                                               12,855,847
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
      Communications & Power Industries,
        Inc. 8.000%, due 02/01/12..........     1,600,000       1,604,000
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.6%
      Mirant North America LLC 7.375%,
        due 12/31/13 (144A)(a).............     2,550,000       2,591,438

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - CONTINUED
       PPL Corp. 6.400%, due 11/01/11..... $   2,000,000 $     2,110,634
       Reliant Resources, Inc. 9.500%,
         due 07/15/13(b)..................     5,500,000       5,541,250
                                                         ---------------
                                                              10,243,322
                                                         ---------------
       ENTERTAINMENT & LEISURE - 0.2%
       Loews Cineplex Entertainment
         Acquisition Corp. 9.000%,
         due 08/01/14.....................     2,500,000       2,537,500
                                                         ---------------
       ENVIRONMENTAL SERVICES - 1.0%
       Allied Waste North America, Inc.
        5.750%, due 02/15/11..............     4,000,000       3,810,000
        7.875%, due 04/15/13(b)...........     5,000,000       5,187,500
        7.250%, due 03/15/15(b)...........     7,000,000       7,105,000
                                                         ---------------
                                                              16,102,500
                                                         ---------------
       FINANCIAL SERVICES - 0.1%
       JSG Funding 9.625%,
         due 10/01/12.....................     1,850,000       1,859,250
                                                         ---------------
       FOOD PRODUCTS - 0.9%
       Chiquita Brands International, Inc.
         7.500%, due 11/01/14(b)..........     4,150,000       3,672,750
       Dole Food Co., Inc. 8.750%,
         due 07/15/13.....................     5,000,000       5,175,000
       Land O Lakes, Inc. 9.000%,
         due 12/15/10.....................     1,900,000       2,071,000
       Le-Natures, Inc. 10.000%,
         due 06/15/13 (144A)(a)...........     1,825,000       1,925,375
       Pinnacle Foods Holding Corp.
         8.250%, due 12/01/13(b)..........     1,750,000       1,675,625
                                                         ---------------
                                                              14,519,750
                                                         ---------------
       FOOD RETAILERS - 1.2%
       Couch-Tard US LP 7.500%,
         due 12/15/13.....................     2,725,000       2,820,375
       Dominos, Inc. 8.250%,
         due 07/01/11.....................     4,183,000       4,392,150
       Ingles Markets, Inc. 8.875%,
         due 12/01/11.....................     5,000,000       5,200,000
       Stater Brothers Holdings, Inc.
         8.125%, due 06/15/12(b)..........     7,000,000       6,965,000
                                                         ---------------
                                                              19,377,525
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
       Alliance Imaging 7.250%,
         due 12/15/12.....................     3,500,000       2,931,250
       CDRV Investors, Inc. 0.000%/
         9.625%, due 01/01/15++...........     2,575,000       1,590,062
       Fresenius Med Cap Trust II 7.875%,
         due 02/01/08.....................     1,050,000       1,084,125
       Hanger Orthopedic Group, Inc.
         10.375%, due 02/15/09(b).........     5,000,000       5,025,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
        Tenet Healthcare Corp.
         7.375%, due 02/01/13............. $   7,000,000 $     6,492,500
         9.875%, due 07/01/14(b)..........     3,000,000       3,052,500
         9.250%, due 02/01/15
           (144A)(a)......................     3,500,000       3,491,250
        Vanguard Health Holding Co. II
          9.000%, due 10/01/14............     4,000,000       4,270,000
                                                         ---------------
                                                              27,936,687
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 1.9%
        Ameripath, Inc. 10.500%,
          due 04/01/13....................     5,000,000       5,325,000
        Bio-Rad Laboratories, Inc. 6.125%,
          due 12/15/14....................     3,000,000       2,977,500
        DaVita, Inc. 7.250%,
          due 03/15/15(b).................     5,000,000       5,087,500
        HCA, Inc. 6.375%,
          due 01/15/15(b).................     5,500,000       5,587,087
        HealthSouth Corp. 8.375%,
          due 10/01/11....................     1,550,000       1,584,875
        National Mentor, Inc. 9.625%,
          due 12/01/12....................     2,000,000       2,100,000
        National Nephrology Associations,
          Inc. 9.000%, due 11/01/11
          (144A)(a).......................     1,500,000       1,668,750
        PacifiCare Health Systems, Inc.
          10.750%, due 06/01/09...........     1,950,000       2,091,375
        Triad Hospitals, Inc. 7.000%,
          due 11/15/13(b).................     1,700,000       1,712,750
        UnitedHealth Group, Inc. 4.875%,
          due 04/01/13(b).................     3,000,000       2,985,762
                                                         ---------------
                                                              31,120,599
                                                         ---------------
        HOMEBUILDERS - 0.4%
        Beazer Homes USA, Inc. 6.500%, due
          11/15/13(b).....................     5,000,000       4,781,250
        William Lyon Homes, Inc. 10.750%,
          due 04/01/13....................     1,150,000       1,193,125
                                                         ---------------
                                                               5,974,375
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 6.5%
        Boyd Gaming Corp. 8.750%,
          due 04/15/12(b).................     2,625,000       2,828,437
        Dennys Holdings, Inc. 10.000%,
          due 10/01/12(b).................     5,000,000       5,100,000
        Friendly Ice Cream Corp. 8.375%,
          due 06/15/12(b).................     3,100,000       2,774,500
        Gaylord Entertainment Co.
          8.000%, due 11/15/13............     7,500,000       7,893,750
         6.750%, due 11/15/14.............     5,000,000       4,925,000
        Hard Rock Hotel, Inc. 8.875%,
          due 06/01/13(b).................     6,000,000       6,495,000

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - CONTINUED
       Harrah's Operation Co., Inc.
         7.500%, due 01/15/09................ $   1,700,000 $   1,801,798
        5.375%, due 12/15/13(b)..............     2,000,000     1,954,648
       Host Marriott LP (REIT)
         7.000%, due 08/15/12................     6,150,000     6,334,500
        6.375%, due 03/15/15(b)..............     3,000,000     3,007,500
       Host Marriott LP (REIT), - Series G
         9.250%, due 10/01/07................     2,250,000     2,385,000
       Isle of Capri Casinos, Inc.
         9.000%, due 03/15/12................     3,000,000     3,187,500
        7.000%, due 03/01/14.................     8,000,000     7,840,000
       Landrys Restaurants, Inc. 7.500%,
         due 12/15/14(b).....................     4,500,000     4,230,000
       Las Vegas Sands Corp. 6.375%,
         due 02/15/15........................     6,000,000     5,805,000
       Mandalay Resort Group 9.375%,
         due 02/15/10(b).....................     2,000,000     2,200,000
       MGM Mirage, Inc. 6.750%,
         due 09/01/12(b).....................     8,000,000     8,150,000
       O' Charleys, Inc. 9.000%,
         due 11/01/13(b).....................     1,100,000     1,122,000
       Park Place Entertainment Corp.
         9.375%, due 02/15/07................     1,750,000     1,826,562
       Premier Entertainment Biloxi LLC
         10.750%, due 02/01/12...............     3,975,000     3,855,750
       River Rock Entertainment Authority
         9.750%, due 11/01/11................     4,800,000     5,196,000
       Scientific Games Corp. 6.250%,
         due 12/15/12(b).....................     1,750,000     1,730,313
       Station Casinos, Inc. 6.500%,
         due 02/01/14(b).....................     5,500,000     5,582,500
       Turning Stone Casino Resort Enterprise
         9.125%, due 12/15/10
         (144A)(a)...........................     2,500,000     2,587,500
       Wynn Las Vegas LLC 6.625%,
         due 12/01/14(b).....................     5,000,000     4,887,500
                                                            -------------
                                                              103,700,758
                                                            -------------
       HOUSEHOLD DURABLES - 0.3%
       Standard Pacific Corp. 7.000%,
         due 08/15/15........................     5,000,000     4,637,500
                                                            -------------
       INDUSTRIALS - 0.6%
       Navistar International Corp. 7.500%,
         due 06/15/11(b).....................     7,500,000     7,181,250
       Park Ohio Industries, Inc. 8.375%,
         due 11/15/14........................     2,500,000     2,200,000
                                                            -------------
                                                                9,381,250
                                                            -------------
       MACHINERY - 0.8%
       Dresser-Rand Group, Inc. 7.625%, due
         11/01/14 (144A)(a)..................     4,000,000     4,140,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                    PAR             VALUE
      DESCRIPTION                                AMOUNT          (NOTE 2)
      ----------------------------------------------------------------------

      MACHINERY - 0.8%
      Gardner Denver, Inc. 8.000%,
        due 05/01/13......................... $   3,500,000    $   3,692,500
      JLG Industries, Inc. 8.250%,
        due 05/01/08.........................     2,150,000        2,262,875
      Manitowoc Co., Inc. 7.125%,
        due 11/01/13.........................     2,500,000        2,581,250
                                                               -------------
                                                                  12,676,625
                                                               -------------
      MANUFACTURING - 0.2%
      Clarke American Corp. 11.750%,
        due 12/15/13 (144A)(a)...............     2,500,000        2,512,500
                                                               -------------
      MEDIA - 5.1%
      Allbritton Communications Co. 7.750%,
        due 12/15/12(b)......................     7,500,000        7,575,000
      AMC Entertainment, Inc. 8.000%,
        due 03/01/14(b)......................     8,000,000        7,280,000
      Carmike Cinemas, Inc. 7.500%,
        due 02/15/14(b)......................     1,700,000        1,600,125
      CCH I LLC 11.000%, due 10/01/15
        (144A)(a)............................    10,000,000        8,450,000
      Century Communications Corp., -
        Class A 9.500%,
        due 12/15/07(b)(c)...................     1,850,000        1,794,500
      Charter Communications 10.250%,
        due 09/15/10.........................     4,000,000        4,000,000
      Cinemark USA, Inc. 9.000%,
        due 02/01/13.........................     1,750,000        1,859,375
      DirecTV Holdings LLC
        8.375%, due 03/15/13(b)..............     1,625,000        1,755,000
       6.375%, due 06/15/15..................    10,000,000        9,825,000
      EchoStar DBS Corp. 6.375%,
        due 10/01/11(b)......................     6,000,000        5,805,000
      FrontierVision Operating Partners LP, -
        Series B 11.875%,
        due 09/15/07(b)(c)...................     1,000,000        1,056,250
      Globo Comunicacoes Participacao
        7.375%/ 8.375%,
        due 10/20/11 (144A)++(a).............       463,523          462,364
      Insight Communications Co., Inc.
        0.000%/ 12.250%,
        due 02/15/11++.......................     2,150,000        2,257,500
      Interpublic Group of Cos., Inc. 6.250%,
        due 11/15/14.........................     2,485,000        2,149,525
      Lin Television Corp. 6.500%,
        due 05/15/13(b)......................     2,000,000        1,927,500
      Mediacom Broadband LLC/Corp.
        8.500%, due 10/15/15
        (144A)(a)............................     4,100,000        3,818,125
      Mediacom LLC 9.500%,
        due 01/15/13(b)......................     6,500,000        6,378,125

        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        Paxson Communications Corp.
          10.777%, due 01/15/13
          (144A)(a)(b)@.................. $   2,000,000 $     1,932,500
        Radio One, Inc. 6.375%,
          due 02/15/13...................     2,000,000       1,952,500
        Sinclair Broadcast Group, Inc.
          8.750%, due 12/15/11...........     2,000,000       2,115,000
        Warner Music Group 7.375%,
          due 04/15/14(b)................     7,500,000       7,481,250
                                                        ---------------
                                                             81,474,639
                                                        ---------------
        METALS & MINING - 1.0%
        Allegheny Ludlum Corp. 6.950%,
          due 12/15/25(b)................     4,000,000       3,940,000
        Century Aluminum Co. 7.500%,
          due 08/15/14(b)................     3,500,000       3,465,000
        Novelis, Inc. 7.500%,
          due 02/15/15 (144A)(a).........     3,500,000       3,281,250
        Peabody Energy Corp. 5.875%,
          due 04/15/16(b)................     4,500,000       4,404,375
        Timken Co. 5.750%, due 02/15/10..     1,500,000       1,506,149
                                                        ---------------
                                                             16,596,774
                                                        ---------------
        OFFICE FURNISHINGS & SUPPLIES - 0.2%
        ACCO Brands Corp. 7.625%,
          due 08/15/15...................     4,000,000       3,790,000
                                                        ---------------
        OIL & GAS - 7.4%
        Chesapeake Energy Corp. 6.250%,
          due 01/15/18...................    10,000,000       9,850,000
        Dynegy Holdings, Inc.
         9.875%, due 07/15/10
           (144A)(a).....................     4,500,000       4,955,625
         6.875%, due 04/01/11(b).........     5,500,000       5,445,000
        El Paso Corp.
         7.000%, due 05/15/11(b).........    15,000,000      14,962,500
         7.750%, due 01/ 15/32(b)........     4,500,000       4,533,750
        Ferrellgas LP 6.750%,
          due 05/01/14...................     5,500,000       5,225,000
        Ferrellgas Partners LLP 8.750%,
          due 06/15/12...................     4,000,000       3,980,000
        Foundation Pennsylvania Coal Co.
          7.250%, due 08/01/14...........     4,000,000       4,155,000
        Grant Prideco, Inc. 6.125%,
          due 08/15/15 (144A)(a).........     3,000,000       3,007,500
        Hanover Compressor Co.
         8.625%, due 12/15/10............     3,000,000       3,187,500
         4.750%, due 01/15/14............     7,000,000       8,015,000
        Hornbeck Offshore Services, Inc.
          6.125%, due 12/01/14...........     2,500,000       2,450,000
        J Ray McDermott S.A. 11.500%, due
          12/15/13 (144A)(a).............     1,500,000       1,777,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - CONTINUED
       KCS Energy, Inc. 7.125%,
         due 04/01/12....................... $   4,850,000 $   4,862,125
       Kerr-McGee Corp. 6.950%,
         due 07/01/24.......................     6,000,000     6,394,092
       Northwest Pipeline Corp. 8.125%, due
         03/01/10...........................     1,500,000     1,597,500
       Pacific Energy Partners LP 6.250%,
         due 09/15/15 (144A)(a).............       875,000       866,250
       Pioneer Natural Resources Co., -
         Series A 7.200%, due 01/15/28......     1,510,000     1,628,191
       Pride International, Inc. 7.375%, due
         07/15/14(b)........................     1,500,000     1,616,250
       Schlumberger, Ltd. (Convertible)
         1.500%, due 06/01/23(b)............     7,500,000    10,350,000
       SEMCO Energy, Inc. 7.125%,
         due 05/15/08(b)....................     8,000,000     8,170,120
       Sonat, Inc. 7.625%,
         due 07/15/11(b)....................     1,500,000     1,533,750
       Suburban Propane Partners LP 6.875%,
         due 12/15/13(b)....................     2,525,000     2,373,500
       Williams Cos, Inc. 7.875%,
         due 09/01/21(b)....................     7,000,000     7,612,500
                                                           -------------
                                                             118,548,653
                                                           -------------
       OIL & GAS EXPLORATION & PRODUCTION - 1.9%
       El Paso Production Holding Co.
         7.750%, due 06/01/13...............     3,000,000     3,127,500
       EXCO Resources, Inc. 7.250%,
         due 01/15/11.......................     1,325,000     1,351,500
       Forest Oil Corp. 8.000%,
         due 06/15/08.......................     1,500,000     1,571,250
       Harvest Operations Corp. 7.875%,
         due 10/15/11.......................     1,500,000     1,500,000
       Houston Exploration Co. 7.000%,
         due 06/15/13.......................     5,500,000     5,307,500
       Markwest Energy 6.875%,
         due 11/01/14 (144A)(a).............     5,000,000     4,625,000
       Massey Energy Co. 6.875%,
         due 12/15/13 (144A)(a).............     2,975,000     3,015,906
       Pogo Producing Co. 6.625%,
         due 03/15/15.......................     5,500,000     5,390,000
       Range Resources Corp. 7.375%,
         due 07/15/13.......................     2,575,000     2,678,000
       Williams Clayton Energy, Inc. 7.750%,
         due 08/01/13.......................     1,175,000     1,133,875
                                                           -------------
                                                              29,700,531
                                                           -------------
       PAPER & FOREST PRODUCTS - 2.3%
       Abitibi-Consolidated, Inc.
         (Yankee) 8.550%,
         due 08/01/10(b)....................     1,902,000     1,935,285

        -------------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        -------------------------------------------------------------------

        PAPER & FOREST PRODUCTS - CONTINUED
        Boise Cascade LLC 7.125%,
          due 10/15/14(b)................... $   2,500,000 $   2,343,750
        Bowater, Inc.
         9.500%, due 10/15/12...............     4,000,000     4,140,000
         6.500%, due 06/15/13(b)............     4,000,000     3,600,000
        Buckeye Technologies, Inc. 8.000%,
          due 10/15/10(b)...................     5,400,000     5,157,000
        Graham Packaging Co. 8.500%,
          due 10/15/12(b)...................     4,200,000     4,158,000
        Jefferson Smurfit Corp.
         8.250%, due 10/01/12...............     1,750,000     1,688,750
         7.500%, due 06/01/13...............     2,500,000     2,312,500
        Longview Fibre Co. 10.000%,
          due 01/15/09......................     1,500,000     1,582,500
        Norske Skog Canada 7.375%,
          due 03/01/14(b)...................     6,500,000     5,720,000
        Tembec Industries, Inc. 7.750%, due
          03/15/12(b).......................     2,000,000     1,080,000
        Tembec Industries, Inc., (Yankee)
          8.625%, due 06/30/09..............     4,000,000     2,300,000
                                                           -------------
                                                              36,017,785
                                                           -------------
        PERSONAL PRODUCTS - 0.9%
        Elizabeth Arden, Inc. 7.750%,
          due 01/15/14......................     8,500,000     8,627,500
        Playtex Products, Inc. 9.375%,
          due 06/01/11(b)...................     5,000,000     5,262,500
                                                           -------------
                                                              13,890,000
                                                           -------------
        PHARMACEUTICALS - 1.5%
        Alpharma, Inc. 8.625%,
          due 05/01/11......................     6,750,000     7,365,937
        Mylan Laboratories, Inc. 6.375%, due
          08/15/15 (144A)(a)................     6,500,000     6,540,625
        Omnicare, Inc. 6.875%,
          due 12/15/15(b)...................     1,775,000     1,810,500
        Warner Chilcott Corp. 8.750%, due
          02/01/15 (144A)(a)................     8,500,000     7,862,500
                                                           -------------
                                                              23,579,562
                                                           -------------

        PUBLISHING - 0.8%
        Dex Media West Series B 9.875%,
          due 08/15/13(b)...................     3,418,000     3,811,070
        Houghton Mifflin Co. 8.250%,
          due 02/01/11......................     7,000,000     7,262,500
        PRIMEDIA, Inc. 8.875%,
          due 05/15/11......................     1,500,000     1,391,250
                                                           -------------
                                                              12,464,820
                                                           -------------
        REAL ESTATE - 0.2%
        Felcor Lodging LP (REIT) 9.000%,
          due 06/01/11......................     2,260,000     2,486,000
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - MULTILINE - 0.7%
       JC Penney, Inc. 6.875%,
         due 10/15/15..................... $   1,750,000 $     1,903,417
       Jean Coutu Group PJC, Inc. 8.500%,
         due 08/01/14(b)..................     1,500,000       1,380,000
       Rite Aid Corp.
        8.125%, due 05/01/10..............     6,000,000       6,135,000
        6.875%, due 08/15/13(b)...........     2,200,000       1,848,000
                                                         ---------------
                                                              11,266,417
                                                         ---------------
       RETAIL - SPECIALTY - 0.4%
       GSC Holdings Corp. 8.000%,
         due 10/01/12 (144A)(a)(b)........     3,500,000       3,307,500
       Neiman Marcus Group, Inc. 9.000%,
         due 10/15/15 (144A)(a)(b)........     3,650,000       3,750,375
                                                         ---------------
                                                               7,057,875
                                                         ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Freescale Semiconductor 7.125%,
         due 07/15/14.....................     1,750,000       1,872,500
                                                         ---------------
       SOFTWARE - 0.8%
       Sensus Metering Systems, Inc.
         8.625%, due 12/15/13.............     4,000,000       3,560,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13
          (144A)(a).......................     5,250,000       5,460,000
        10.250%, due 08/15/15
          (144A)(a).......................     4,500,000       4,522,500
                                                         ---------------
                                                              13,542,500
                                                         ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
       Cincinnati Bell, Inc. 8.375%,
         due 01/15/14(b)..................    15,000,000      14,831,250
       Intelsat Bermuda, Ltd. 8.250%,
         due 01/15/13 (144A)(a)...........     7,000,000       7,105,000
       Level 3 Financing, Inc. 10.750%,
         due 10/15/11(b)..................     3,000,000       2,677,500
       MCI, Inc. 8.735%, due 05/01/14.....     5,281,000       5,855,309
       Qwest Capital Funding, Inc. 7.900%,
         due 08/15/10(b)..................    12,500,000      13,000,000
       Qwest Communications International, Inc.
        7.250%, due 02/15/11..............     5,000,000       5,125,000
        3.500%, due 11/15/25(b)...........     3,000,000       3,491,250
       Syniverse Technologies, Inc., -
         Series B 7.750%, due 08/15/13....     4,450,000       4,505,625
       Wind Acquisition Finance S. A.
         10.750%, due 12/01/15
         (144A)(a)........................     1,850,000       1,919,375
                                                         ---------------
                                                              58,510,309
                                                         ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.9%
       Airgate PCS, Inc. 7.900%,
         due 10/15/11@....................     4,150,000       4,305,625

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
       Alamosa Delaware, Inc. 11.000%,
         due 07/31/10..................... $   1,500,000 $     1,698,750
       Centennial Communications Corp.
         10.125%, due 06/15/13............     6,000,000       6,555,000
       Dobson Communications Corp.
         8.875%, due 10/01/13.............     1,525,000       1,528,812
       Nextel Communications, Inc. 7.375%,
         due 08/01/15.....................     6,000,000       6,336,852
       Nextel Partners, Inc. 8.125%,
         due 07/01/11.....................     5,900,000       6,335,125
       Rogers Wireless Communications,
         Inc. 9.625%, due 05/01/11........     1,000,000       1,155,000
       Triton PCS, Inc. 9.375%,
         due 02/01/11(b)..................     3,300,000       2,425,500
                                                         ---------------
                                                              30,340,664
                                                         ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.7%
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)...........     5,000,000       5,362,500
       Quicksilver, Inc. 6.875%,
         due 04/15/15 (144A)(a)(b)........     6,500,000       6,288,750
                                                         ---------------
                                                              11,651,250
                                                         ---------------
       TRANSPORTATION - 0.9%
       CHC Helicopter Corp. 7.375%,
         due 05/01/14.....................     6,000,000       6,097,500
       Offshore Logistics, Inc. 6.125%,
         due 06/15/13.....................     6,700,000       6,298,000
       Trinity Industries, Inc. 6.500%,
         due 03/15/14.....................     2,500,000       2,475,000
                                                         ---------------
                                                              14,870,500
                                                         ---------------
       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 9.5%
       Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06..............    10,000,000      10,049,080
        5.750%, due 04/15/08..............    40,000,000      40,883,040
       Federal National Mortgage Assoc.
        6.000%, due 11/01/32..............     4,091,852       4,139,002
        5.500%, due 02/01/33..............     5,744,974       5,706,317
        6.000%, due 03/01/33..............     7,313,617       7,397,890
        6.000%, due 05/01/33..............     6,906,874       6,986,461
        6.000%, due 11/01/33..............     6,737,520       6,809,970
        6.000%, due 02/01/34..............     3,955,177       3,997,707
        6.000%, due 08/01/34..............    13,670,429      13,810,376
        6.000%, due 09/01/34..............     4,420,413       4,463,590
        6.000%, due 11/01/34..............    12,103,154      12,221,374
        6.000%, due 04/01/35..............    14,605,604      14,748,267
        6.500%, due 05/01/35..............     9,448,935       9,696,726
        6.000%, due 12/01/35..............    10,000,000      10,097,917
                                                         ---------------
                                                             151,007,717
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR              VALUE
      DESCRIPTION                               AMOUNT           (NOTE 2)
      -----------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
      U.S. Treasury Note
       4.375%, due 05/15/07................. $  20,000,000    $    19,989,860
       5.000%, due 02/15/11.................    45,000,000         46,362,330
       4.250%, due 08/15/15.................     5,000,000          4,936,915
                                                              ---------------
                                                                   71,289,105
                                                              ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,221,571,895)                                     1,218,179,237
                                                              ---------------

      CONVERTIBLE BONDS - 14.4%
      AEROSPACE & DEFENSE - 1.3%
      Alliant Techsystems, Inc. 2.750%,
        due 02/15/24(b).....................     4,200,000          4,551,750
      Armor Holdings, Inc. 2.000%/
        0.000%, due 11/01/24 +++(b).........     3,000,000          2,981,250
      Edo Corp. 4.000%, due 11/15/25........     5,000,000          5,093,750
      Lockheed Martin Corp. 4.090%,
        due 08/15/33@(b)....................     7,000,000          7,499,660
                                                              ---------------
                                                                   20,126,410
                                                              ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.4%
      Charles River Associates, Inc. 2.875%,
        due 06/15/34........................     4,500,000          6,221,250
                                                              ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.3%
      Mentor Graphics Corp. 6.875%,
        due 06/15/07........................     5,000,000          4,993,750
                                                              ---------------
      CONSTRUCTION MATERIALS - 0.7%
      Fluor Corp. 1.500%, due 02/15/24......     7,500,000         10,734,375
                                                              ---------------
      ELECTRICAL EQUIPMENT - 0.4%
      LSI Logic Corp. 4.000%,
        due 05/15/10(b).....................     6,000,000          5,782,500
                                                              ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
      Flir Systems, Inc. 3.000%,
        due 06/01/23........................     5,000,000          5,893,750
                                                              ---------------
      FINANCIAL SERVICES - 0.9%
      American Express Co. 1.850%/
        0.000%, due 12/01/33+++(b)..........     7,500,000          7,996,875
      Morgan Stanley Group, Inc.
       8.250%, due 05/15/06.................        30,400          2,175,424
       1.000%, due 03/30/12
         (144A)(a)..........................     3,780,000          3,952,368
                                                              ---------------
                                                                   14,124,667
                                                              ---------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
      Advanced Med Optics, Inc. 2.500%,
        due 07/15/24........................     5,500,000          5,616,875
      Fisher Scientific International, Inc.
        2.500%, due 10/01/23(b).............     4,000,000          5,590,000

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
        Invitrogen Corp.
         3.250%, due 06/15/25............. $   1,000,000 $       962,500
         3.250%, due 06/15/25
           (144A)(a)......................     5,500,000       5,293,750
        Medtronic, Inc. 1.250%,
          due 09/15/21....................     5,000,000       5,087,500
                                                         ---------------
                                                              22,550,625
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Alza Corp. 1.351%,
          due 07/28/20+(b)................     8,000,000       6,640,000
        Manor Care Incorporated New
          2.125%/ 1.875%,
          due 08/01/35 (144A)(a)+++.......     4,020,000       4,160,700
                                                         ---------------
                                                              10,800,700
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 1.0%
        Hilton Hotels Corp. 3.375%,
          due 04/15/23(b).................     6,000,000       7,087,500
        Starwood Hotels 3.500%,
          due 05/16/23....................     7,000,000       9,003,750
                                                         ---------------
                                                              16,091,250
                                                         ---------------
        LEISURE EQUIPMENT & PRODUCTS - 0.3%
        International Game Technology
          0.787%, due 01/29/33+(b)........     7,500,000       5,034,375
                                                         ---------------
        MACHINERY - 0.4%
        AGCO Corp 1.750%,
          due 12/31/33(b).................     6,000,000       5,647,500
                                                         ---------------
        MEDIA - 1.4%
        Liberty Media Corp. 3.250%, due
          03/15/31........................     8,250,000       6,259,687
        Lions Gate Entertainment Corp.
          3.625%, due 03/15/25............     2,500,000       2,159,375
        Sinclair Broadcast Group, Inc.
          6.000%, due 09/15/12............     4,000,000       3,505,000
        Sinclair Broadcast Group, Inc.
          4.875%/ 2.000%,
          due 07/15/18+++.................     3,000,000       2,613,750
        Walt Disney Co. 2.125%,
          due 04/15/23(b).................     7,500,000       7,537,500
                                                         ---------------
                                                              22,075,312
                                                         ---------------

        METALS & MINING - 0.4%
        Placer Dome, Inc. (Yankee) 2.750%,
          due 10/15/23(b).................     5,550,000       6,861,188
                                                         ---------------
        OIL & GAS - 0.7%
        Airgas, Inc. 6.250%, due 07/15/14.     4,000,000       3,950,000
        Devon Energy Corp. 4.900%,
          due 08/15/08....................     3,000,000       3,468,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                               SHARES/PAR       VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - 0.7%
      Quicksilver Resources, Inc. 1.875%,
        due 11/01/24(b).................... $   3,000,000 $     4,578,750
                                                          ---------------
                                                               11,997,500
                                                          ---------------
      PHARMACEUTICALS - 1.8%
      Celgene Corp. 1.750%,
        due 06/01/08.......................     1,750,000       4,718,437
      Decode Genetics, Inc. 3.500%,
        due 04/15/11(b)....................     2,500,000       2,068,750
      MGI Pharma, Inc. 1.682%/ 0.000%,
        due 03/02/24+++(b).................     7,000,000       4,322,500
      SFBC International, Inc. 2.250%,
        due 08/15/24(b)....................     7,500,000       5,409,375
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22(b)............     2,500,000       5,012,500
      Watson Pharmaceuticals, Inc.
        1.750%, due 03/15/23(b)............     7,500,000       7,181,250
                                                          ---------------
                                                               28,712,812
                                                          ---------------
      RETAIL - MULTILINE - 0.1%
      Costco Wholesale Corp. 1.764%,
        due 08/19/17+(b)...................     1,750,000       1,975,313
                                                          ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
      Cypress Semiconductor Corp.
        1.250%, due 06/15/08...............     2,830,000       3,219,125
                                                          ---------------
      SOFTWARE - 1.0%
      DST Systems, Inc., - Series A 4.125%,
        due 08/15/23(b)....................     7,500,000       9,975,000
      EMC Corp. 4.500%, due 04/01/07.......     6,500,000       6,792,500
                                                          ---------------
                                                               16,767,500
                                                          ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
      Nextel Communications, Inc. 5.250%,
        due 01/15/10.......................     2,500,000       2,509,375
                                                          ---------------
      TRANSPORTATION - 0.4%
      CSX Corp. 0.622%,
        due 10/30/21+(b)...................     7,500,000       7,200,000
                                                          ---------------
      Total Convertible Bonds
      (Cost $227,410,641)                                     229,319,277
                                                          ---------------

      COMMON STOCKS - 0.2%
      INTERNET SOFTWARE & SERVICES - 0.0%
      McDATA Corp. - Class A*(b)...........           440           1,672
                                                          ---------------
      PAPER & FOREST PRODUCTS - 0.0%
      PT Indah Kiat Pulp & Paper Corp.*....     1,867,500         204,431
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
      Avaya, Inc.*.........................       215,301       2,297,262
                                                          ---------------
      Total Common Stocks
      (Cost $3,535,825)                                         2,503,365
                                                          ---------------

     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                  SHARES       (NOTE 2)
     ----------------------------------------------------------------------

     PREFERRED STOCK - 3.8%
     AUTOMOBILES - 0.1%
     Ford Motor Co. 6.500%,
       due 01/15/32...........................       60,000 $     1,656,000
                                                            ---------------
     BANKS - 0.5%
     Marshall & Ilsley Corp. 6.500%,
       due 08/15/07(b)........................      300,000       7,944,000
                                                            ---------------
     BEVERAGES, FOOD & TOBACCO - 0.2%
     Constellation Brands, Inc. 5.750%, due
       09/01/06(b)............................      100,000       3,903,000
                                                            ---------------
     FINANCIAL SERVICES - 0.2%
     Lehman Brothers Holdings, Inc.
       6.250%, due 10/15/07(b)................      140,000       3,680,600
                                                            ---------------
     FOOD & DRUG RETAILING - 0.1%
     Albertsons, Inc. 7.250%,
       due 05/16/07...........................      100,000       2,255,000
                                                            ---------------
     INSURANCE - 0.3%
     Chubb Corp. 7.000%,
       due 08/16/06(b)........................      100,000       3,518,000
     XL Capital, Ltd. 6.500%,
       due 05/15/07...........................       45,000       1,005,300
                                                            ---------------
                                                                  4,523,300
                                                            ---------------
     MEDIA - 0.3%
     Interpublic Group of Cos., Inc., - Series
       A 5.375% 5.375%, due
       12/15/06(b)............................      120,000       4,441,200
                                                            ---------------
     OIL & GAS - 1.0%
     Chesapeake Energy Corp...................       45,000       4,258,125
     El Paso Corp. (144A)(a)..................        3,600       3,949,650
     Williams Cos, Inc. 5.500%,
       due 06/01/33...........................       65,000       7,312,500
                                                            ---------------
                                                                 15,520,275
                                                            ---------------
     PHARMACEUTICALS - 0.4%
     Schering Plough Corp. 6.000%,
       due 09/14/07...........................      120,000       6,454,800
                                                            ---------------
     U.S. GOVERNMENT AGENCY - 0.1%
     Federal National Mortgage Assoc..........           15       1,382,111
                                                            ---------------
     UTILITIES - 0.6%
     PNM Resources, Inc. 6.750%, due
       05/16/08...............................      200,000       9,418,000
                                                            ---------------
     Total Preferred Stock
     (Cost $62,158,078)                                          61,178,286
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



        ----------------------------------------------------------------
        SECURITY                              PAR            VALUE
        DESCRIPTION                          AMOUNT         (NOTE 2)
        ----------------------------------------------------------------

        SHORT-TERM INVESTMENTS - 24.3%
        State Street Bank & Trust Co.,
          Repurchase Agreement, dated
          12/30/05 at 2.800% to be
          repurchased at $57,470,874 on
          01/03/06 collateralized by
          $59,205,000 FHLB 3.875% due
          06/08/07 with a value of
          $58,605,135.................... $  57,453,000 $    57,453,000
        State Street Navigator Securities
          Lending Prime Portfolio(d).....   330,838,930     330,838,930
                                                        ---------------
        Total Short-Term Investments
        (Cost $388,291,930)                                 388,291,930
                                                        ---------------

        TOTAL INVESTMENTS - 119.0%
        (Cost $1,902,968,369)                             1,899,472,095

        Other Assets and Liabilities (net) - (19.0%)       (303,419,198)
                                                        ---------------

        TOTAL NET ASSETS - 100.0%                       $ 1,596,052,897
                                                        ===============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

+  Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

@ Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b)  All or a portion of security out on loan.

(c) Security is in default.

(d) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at December 31, 2005 based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        15.15%
                 AA                                        .34%
                 A                                        3.28%
                 BBB                                      7.28%
                 BB                                      18.27%
                 B                                       38.68%
                 Below B                                  7.59%
                 Equities/Other                           9.41%
                                                        ------
                 Total:                                 100.00%
                                                        ======


                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.2%
        AEROSPACE & DEFENSE - 2.8%
        Boeing Co. (The).....................    91,400 $     6,419,936
        General Dynamics Corp................   238,790      27,233,999
        Honeywell International, Inc.........   639,554      23,823,387
        Raytheon Co..........................   737,452      29,608,698
                                                        ---------------
                                                             87,086,020
                                                        ---------------
        AUTOMOBILES - 0.5%
        Honda Motor Co., Ltd. (ADR)..........   540,800      15,666,976
                                                        ---------------
        BANKS - 3.3%
        Bank of New York Co., Inc.(a)........ 1,482,417      47,214,981
        Marshall & Ilsley Corp.(a)...........   333,920      14,371,917
        Mitsubishi UFJ Financial Group, Inc.
          (ADR)(a)........................... 1,325,621      18,147,751
        PNC Financial Services Group, Inc.(a)   230,244      14,235,987
        SunTrust Banks, Inc..................     4,200         305,592
        Wachovia Corp.(a)....................   163,084       8,620,620
                                                        ---------------
                                                            102,896,848
                                                        ---------------
        BEVERAGES - 3.0%
        Coca-Cola Co. (The)..................   160,528       6,470,884
        Diageo Plc (ADR)(a)..................   645,861      37,653,696
        PepsiCo, Inc.........................   821,154      48,513,778
                                                        ---------------
                                                             92,638,358
                                                        ---------------
        BIOTECHNOLOGY - 1.0%
        Biogen Idec, Inc.*...................   154,893       7,021,300
        MedImmune, Inc.*.....................   706,944      24,757,179
                                                        ---------------
                                                             31,778,479
                                                        ---------------
        CHEMICALS - 2.2%
        Monsanto Co..........................   378,015      29,307,503
        Potash Corp. of Saskatchewan, Inc....    69,395       5,566,867
        Praxair, Inc.(a).....................   630,754      33,404,732
                                                        ---------------
                                                             68,279,102
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 1.1%
        Waste Management, Inc................ 1,174,821      35,655,817
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 1.8%
        Motorola, Inc.(a).................... 2,407,650      54,388,814
                                                        ---------------
        COMPUTER SOFTWARE & PROCESSING - 0.7%
        Electronic Data Systems Corp.........   942,673      22,661,859
                                                        ---------------
        COMPUTERS & PERIPHERALS - 1.7%
        Hewlett-Packard Co................... 1,375,300      39,374,839
        Sun Microsystems, Inc.*.............. 3,529,299      14,787,763
                                                        ---------------
                                                             54,162,602
                                                        ---------------
        CONSTRUCTION & ENGINEERING - 0.9%
        Fluor Corp.(a).......................   380,002      29,358,955
                                                        ---------------
        ELECTRIC SERVICES - 1.3%
        Ameren Corp..........................   150,700       7,721,868
        Progress Energy, Inc.(a).............   366,547      16,098,744
        Southern Co. (The)(a)................   440,185      15,199,588
                                                        ---------------
                                                             39,020,200
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRICAL EQUIPMENT - 2.0%
       Emerson Electric Co....................   830,725 $    62,055,157
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 2.9%
       Baker Hughes, Inc......................   481,202      29,247,458
       Schlumberger, Ltd......................   627,063      60,919,170
                                                         ---------------
                                                              90,166,628
                                                         ---------------
       FINANCIALS - DIVERSIFIED - 5.9%
       Bank of America Corp................... 1,065,086      49,153,719
       Citigroup, Inc......................... 1,085,249      52,667,134
       Freddie Mac............................   133,700       8,737,295
       JPMorgan Chase & Co.................... 1,477,170      58,628,877
       Marsh & McLennan Cos., Inc.(a).........   104,100       3,306,216
       Morgan Stanley.........................   221,285      12,555,711
                                                         ---------------
                                                             185,048,952
                                                         ---------------
       FOOD PRODUCTS - 4.0%
       Campbell Soup Co.(a)................... 1,324,856      39,440,963
       General Mills, Inc.....................   184,500       9,099,540
       H.J. Heinz Co..........................   361,650      12,194,838
       Kraft Foods, Inc. - Class A(a)......... 2,241,899      63,087,038
                                                         ---------------
                                                             123,822,379
                                                         ---------------
       FOOD RETAILERS - 2.2%
       CVS Corp...............................   531,377      14,038,980
       Kroger Co. (The)*...................... 2,749,301      51,906,803
       Safeway, Inc.(a).......................   130,300       3,082,898
                                                         ---------------
                                                              69,028,681
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
       Medtronic, Inc.........................   511,700      29,458,569
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 1.6%
       Baxter International, Inc.............. 1,303,691      49,083,966
                                                         ---------------
       HOUSEHOLD DURABLES - 0.1%
       Newell Rubbermaid, Inc.(a).............   130,975       3,114,586
                                                         ---------------
       HOUSEHOLD PRODUCTS - 5.7%
       Clorox Co. (The).......................   476,941      27,133,174
       Kimberly-Clark Corp....................   754,059      44,979,619
       Procter & Gamble Co. (The)............. 1,846,860     106,896,257
                                                         ---------------
                                                             179,009,050
                                                         ---------------
       INDUSTRIAL - DIVERSIFIED - 2.0%
       General Electric Co.................... 1,763,915      61,825,221
                                                         ---------------
       INSURANCE - 5.1%
       ACE, Ltd...............................   382,224      20,426,050
       AFLAC, Inc.............................   601,198      27,907,611
       American International Group, Inc......   795,551      54,280,445
       Hartford Financial Services Group, Inc.   344,085      29,553,461
       XL Capital, Ltd. - Class A.............   379,900      25,597,662
                                                         ---------------
                                                             157,765,229
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         ---------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         ---------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 2.4%
         Automatic Data Processing, Inc...... 1,294,685  $    59,413,095
         IAC/InterActiveCorp.*...............   564,107       15,969,869
                                                         ---------------
                                                              75,382,964
                                                         ---------------
         LEISURE EQUIPMENT & PRODUCTS - 0.0%
         Harley-Davidson, Inc................     5,100          262,599
                                                         ---------------
         MACHINERY - 4.8%
         Caterpillar, Inc....................   681,448       39,367,251
         Deere & Co..........................   390,200       26,576,522
         Eaton Corp..........................   262,031       17,579,660
         Pall Corp...........................   653,042       17,540,708
         Parker-Hannifin Corp................   727,201       47,966,178
                                                         ---------------
                                                             149,030,319
                                                         ---------------
         MEDIA - 2.5%
         Comcast Corp. - Class A*............ 1,187,906       30,517,305
         Tribune Co.(a)......................   862,425       26,096,980
         Walt Disney Co. (The)...............   925,911       22,194,087
                                                         ---------------
                                                              78,808,372
                                                         ---------------
         METALS & MINING - 3.4%
         Barrick Gold Corp.(a)............... 1,523,255       42,453,117
         Newmont Mining Corp................. 1,203,791       64,282,439
                                                         ---------------
                                                             106,735,556
                                                         ---------------
         OIL & GAS - 5.1%
         El Paso Corp.(a).................... 1,294,653       15,742,980
         Exxon Mobil Corp.................... 2,568,200      144,255,794
                                                         ---------------
                                                             159,998,774
                                                         ---------------
         PAPER & FOREST PRODUCTS - 2.1%
         International Paper Co.............. 1,897,318       63,768,858
                                                         ---------------
         PHARMACEUTICALS - 12.2%
         GlaxoSmithKline Plc (ADR)(a)........ 1,047,794       52,892,641
         Johnson & Johnson...................   466,949       28,063,635
         Merck & Co., Inc....................   561,760       17,869,586
         Novartis AG (ADR)................... 1,334,959       70,058,648
         Pfizer, Inc......................... 3,559,133       82,998,981
         Schering-Plough Corp................ 1,039,559       21,674,805
         Teva Pharmaceutical Industries Ltd.
           (ADR)(a)..........................   793,984       34,149,252
         Wyeth............................... 1,563,710       72,040,120
                                                         ---------------
                                                             379,747,668
                                                         ---------------
         RETAIL - MULTILINE - 1.5%
         Wal-Mart Stores, Inc................ 1,004,400       47,005,920
                                                         ---------------
         ROAD & RAIL - 1.1%
         Union Pacific Corp..................   438,459       35,300,334
                                                         ---------------
         SOFTWARE - 1.7%
         Microsoft Corp...................... 2,060,948       53,893,790
                                                         ---------------

         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.8%
         AT&T, Inc........................... 2,101,717       51,471,049
         BellSouth Corp.(a).................. 1,074,367       29,115,346

     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                 SHARES        (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
     Sprint Nextel Corp.......................   1,156,283 $    27,010,771
     Verizon Communications, Inc..............   1,386,464      41,760,296
                                                           ---------------
                                                               149,357,462
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     NIKE, Inc. - Class B.....................     134,135      11,641,577
                                                           ---------------
     UTILITIES - 0.4%
     PG&E Corp.(a)............................     333,475      12,378,592
                                                           ---------------
     Total Common Stocks
     (Cost $2,663,092,847)                                   2,967,285,233
                                                           ---------------
     MUTUAL FUND - 1.6%
     iShares MSCI Japan Index Fund(a)
     (Cost $40,662,872)                          3,621,400      48,961,328
                                                           ---------------
     SHORT-TERM INVESTMENTS - 11.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.80%
       to be repurchased at $37,339,456 on
       01/03/06 collateralized by
       $38,110,000 FHLB 4.125% due
       10/19/07 with a value of
       $38,074,672............................  37,327,843      37,327,843
     Repurchase Agreement, dated 12/30/05
       at 2.80% to be repurchased at
       $66,921,971 on 01/03/06
       collateralized by $68,410,000 FHLB
       3.875% due 09/14/07 with a value of
       $68,239,180............................  66,901,157      66,901,157
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... 247,970,090     247,970,090
                                                           ---------------
     Total Short-Term Investments
     (Cost $352,199,090)                                       352,199,090
                                                           ---------------

     TOTAL INVESTMENTS - 108.1%
     (Cost $3,055,954,809)                                   3,368,445,651

     Other Assets and Liabilities (net) - (8.1%)              (252,240,661)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 3,116,204,990
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.3%
         AEROSPACE & DEFENSE - 1.7%
         BE Aerospace, Inc.*(a)................... 29,000 $    638,000
         Rockwell Collins, Inc....................  9,100      422,877
                                                          ------------
                                                             1,060,877
                                                          ------------
         AUTO COMPONENTS - 2.3%
         Advance Auto Parts, Inc.*................ 19,400      843,124
         O' Reilly Automotive, Inc.*.............. 18,700      598,587
                                                          ------------
                                                             1,441,711
                                                          ------------
         BANKS - 0.8%
         SVB Financial Group*(a).................. 10,000      468,400
                                                          ------------
         BIOTECHNOLOGY - 0.6%
         Invitrogen Corp.*........................  1,400       93,296
         Protein Design Labs, Inc.*(a)............  9,700      275,674
                                                          ------------
                                                               368,970
                                                          ------------
         BUILDING PRODUCTS - 2.4%
         Danaher Corp............................. 13,100      730,718
         MSC Industrial Direct Co., Inc. - Class A 18,600      748,092
                                                          ------------
                                                             1,478,810
                                                          ------------
         CHEMICALS - 2.9%
         Ecolab, Inc.............................. 15,800      573,066
         Monsanto Co.............................. 16,100    1,248,233
                                                          ------------
                                                             1,821,299
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.8%
         Iron Mountain, Inc.*..................... 15,175      640,688
         Labor Ready, Inc.*(a).................... 22,500      468,450
         Robert Half International, Inc........... 14,500      549,405
         United Rentals, Inc.*(a)................. 31,000      725,090
                                                          ------------
                                                             2,383,633
                                                          ------------
         COMMUNICATIONS EQUIPMENT - 2.9%
         ADTRAN, Inc.............................. 11,900      353,906
         Avaya, Inc.*............................. 37,500      400,125
         Comverse Technology, Inc.*............... 24,100      640,819
         Powerwave Technologies, Inc.*(a)......... 30,500      383,385
                                                          ------------
                                                             1,778,235
                                                          ------------
         COMMUNICATIONS SERVICES - 1.3%
         Alliance Data Systems Corp.*............. 23,100      822,360
                                                          ------------
         COMPUTERS & PERIPHERALS - 1.0%
         Network Appliance, Inc.*................. 22,500      607,500
                                                          ------------
         CONSTRUCTION & ENGINEERING - 1.5%
         Jacobs Engineering Group, Inc.*.......... 14,200      963,754
                                                          ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
         Agere Systems, Inc.*..................... 23,800      307,020
         Broadcom Corp. - Class A*................ 15,300      721,395
         Fisher Scientific International, Inc.*... 15,400      952,644
                                                          ------------
                                                             1,981,059
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        FINANCIAL SERVICES - 2.7%
        CIT Group, Inc............................. 27,600 $  1,429,128
        Lazard Ltd. - Class A(a)...................  8,500      271,150
                                                           ------------
                                                              1,700,278
                                                           ------------
        FOOD & DRUG RETAILING - 0.9%
        Safeway, Inc............................... 23,800      563,108
                                                           ------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
        Cytyc Corp.*............................... 12,200      344,406
        Henry Schein, Inc.*........................  4,300      187,652
        Sybron Dental Specialties, Inc.*........... 16,200      644,922
                                                           ------------
                                                              1,176,980
                                                           ------------
        HEALTH CARE PROVIDERS & SERVICES - 8.2%
        Caremark Rx, Inc.*......................... 14,500      750,955
        Community Health Systems, Inc.*............ 32,900    1,261,386
        DaVita, Inc.*..............................  9,900      501,336
        Lincare Holdings, Inc.*.................... 13,500      565,785
        Omnicare, Inc..............................  8,500      486,370
        Sierra Health Services, Inc.*..............  3,900      311,844
        UnitedHealth Group, Inc.................... 19,840    1,232,858
                                                           ------------
                                                              5,110,534
                                                           ------------
        HOTELS, RESTAURANTS & LEISURE - 5.4%
        Cheesecake Factory, Inc. (The)*............ 19,800      740,322
        Hilton Hotels Corp......................... 26,400      636,504
        Penn National Gaming, Inc.*................ 18,700      616,165
        Scientific Games Corp. - Class A*(a)....... 15,400      420,112
        Starwood Hotels & Resorts Worldwide, Inc. -
          Class B.................................. 12,400      791,864
        Texas Roadhouse, Inc. - Class A*(a)........  9,800      152,390
                                                           ------------
                                                              3,357,357
                                                           ------------
        INDUSTRIAL CONGLOMERATES - 1.7%
        ITT Industries, Inc........................ 10,000    1,028,200
                                                           ------------
        INSURANCE - 8.2%
        ACE, Ltd................................... 27,170    1,451,965
        Axis Capital Holdings, Ltd.(a)............. 38,500    1,204,280
        HCC Insurance Holdings, Inc................ 69,900    2,074,632
        Universal American Financial Corp.*........ 11,600      174,928
        W.R. Berkley Corp..........................  4,700      223,814
                                                           ------------
                                                              5,129,619
                                                           ------------
        INTERNET SOFTWARE & SERVICES - 4.4%
        IAC/InterActiveCorp.*(a)................... 22,758      644,279
        Juniper Networks, Inc.*.................... 21,000      468,300
        Monster Worldwide, Inc.*................... 12,200      498,004
        TIBCO Software, Inc.*...................... 43,500      324,945
        VeriSign, Inc.*............................ 20,900      458,128
        Websense, Inc.*............................  4,900      321,636
                                                           ------------
                                                              2,715,292
                                                           ------------
        IT CONSULTING & SERVICES - 0.9%
        FTI Consulting, Inc.*(a)................... 20,200      554,288
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         MACHINERY - 2.5%
         Ingersoll-Rand Co. - Class A............. 25,000 $  1,009,250
         Timken Co. (The)(a)...................... 17,300      553,946
                                                          ------------
                                                             1,563,196
                                                          ------------
         MEDIA - 1.6%
         Rogers Communications, Inc. - Class B....  6,700      283,142
         Univision Communications, Inc. - Class A* 25,000      734,750
                                                          ------------
                                                             1,017,892
                                                          ------------
         METALS & MINING - 1.2%
         Nucor Corp...............................  8,600      573,792
         Precision Castparts Corp.................  3,000      155,430
                                                          ------------
                                                               729,222
                                                          ------------
         OIL & GAS - 8.4%
         Chesapeake Energy Corp.(a)............... 10,000      317,300
         Cooper Cameron Corp.*.................... 17,200      712,080
         Halliburton Co........................... 20,200    1,251,592
         Tidewater, Inc.(a)....................... 13,400      595,764
         Weatherford International, Ltd.*......... 31,000    1,122,200
         XTO Energy, Inc.......................... 28,453    1,250,225
                                                          ------------
                                                             5,249,161
                                                          ------------
         PHARMACEUTICALS - 6.8%
         Barr Pharmaceuticals, Inc.*..............  5,400      336,366
         Cephalon, Inc.*(a).......................  7,200      466,128
         Covance, Inc.*........................... 12,800      621,440
         Endo Pharmaceuticals Holdings, Inc.*..... 21,600      653,616
         Genzyme Corp.*........................... 16,600    1,174,948
         Kos Pharmaceuticals, Inc.*(a)............  7,100      367,283
         Medicines Co.*...........................  7,900      137,855
         OSI Pharmaceuticals, Inc.*(a)............  7,100      199,084
         Sepracor, Inc.*..........................  5,400      278,640
                                                          ------------
                                                             4,235,360
                                                          ------------
         RETAIL - SPECIALTY - 3.2%
         Abercrombie & Fitch Co. - Class A(a).....  7,000      456,260
         Bed Bath & Beyond, Inc.*................. 21,200      766,380
         Hibbett Sporting Goods, Inc.*(a).........  7,000      199,360
         Nordstrom, Inc........................... 16,000      598,400
                                                          ------------
                                                             2,020,400
                                                          ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
         Analog Devices, Inc...................... 21,100      756,857
         ATMI, Inc.*(a)........................... 22,200      620,934
         National Semiconductor Corp.............. 27,000      701,460
                                                          ------------
                                                             2,079,251
                                                          ------------
         SOFTWARE - 4.9%
         Autodesk, Inc............................  9,000      386,550
         Citrix Systems, Inc.*.................... 22,000      633,160
         Hyperion Solutions Corp.*................ 21,100      755,802
         Informatica Corp.*(a).................... 44,600      535,200
         McAfee, Inc.*............................ 18,200      493,766
         Red Hat, Inc.*(a)........................  9,500      258,780
                                                          ------------
                                                             3,063,258
                                                          ------------

     ----------------------------------------------------------------------
     SECURITY                                     SHARES/PAR     VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.6%
     ADC Telecommunications, Inc.*(a)............      18,800 $    419,992
     Harris Corp.................................      13,400      576,334
                                                              ------------
                                                                   996,326
                                                              ------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
     Nextel Partners, Inc. - Class A*............      14,200      396,748
                                                              ------------
     TRANSPORTATION - 2.0%
     SEACOR Holdings, Inc.*(a)...................      11,500      783,150
     UTI Worldwide, Inc.(a)......................       5,300      492,052
                                                              ------------
                                                                 1,275,202
                                                              ------------
     TRUCKING & FREIGHT FORWARDING - 1.5%
     Landstar System, Inc........................      22,600      943,324
                                                              ------------
     Total Common Stocks (Cost $ 52,418,131)                    60,081,604
                                                              ------------

     SHORT-TERM INVESTMENTS - 24.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to
       be repurchased at $4,996,110 on
       01/03/06 collateralized by $5,175,000
       FNMA 3.000% due 08/15/07 with a value
       of $5,099,802............................. $ 4,995,000    4,995,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  10,329,737   10,329,737
                                                              ------------
     Total Short-Term Investments
     (Cost $15,324,737)                                         15,324,737
                                                              ------------

     TOTAL INVESTMENTS - 120.9%
     (Cost $67,742,868)                                         75,406,341

     Other Assets and Liabilities (net) - (20.9%)              (13,050,852)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 62,355,489
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.8%
         AUTO COMPONENTS - 0.9%
         Dana Corp.(a)..........................   406,100 $  2,915,798
                                                           ------------
         CHEMICALS - 9.0%
         Chemtura Corp..........................   430,700    5,469,890
         Eastman Chemical Co....................   161,100    8,311,149
         Monsanto Co............................    87,200    6,760,616
         Mosaic Co. (The)*(a)...................   394,100    5,765,683
         Potash Corp. of Saskatchewan, Inc......    58,136    4,663,670
                                                           ------------
                                                             30,971,008
                                                           ------------
         COMMERCIAL SERVICES & SUPPLIES - 4.8%
         R. R. Donnelley & Sons Co..............   219,124    7,496,232
         Sabre Holdings Corp....................   365,400    8,809,794
                                                           ------------
                                                             16,306,026
                                                           ------------
         COMMUNICATIONS EQUIPMENT - 4.8%
         ADC Telecommunications, Inc.*(a).......   195,700    4,371,938
         Avaya, Inc.*...........................   459,000    4,897,530
         JDS Uniphase Corp.*.................... 1,469,400    3,467,784
         Tellabs, Inc.*.........................   338,000    3,684,200
                                                           ------------
                                                             16,421,452
                                                           ------------
         CONTAINERS & PACKAGING - 4.3%
         Ball Corp..............................   172,700    6,859,644
         Pactiv Corp.*..........................   360,000    7,920,000
                                                           ------------
                                                             14,779,644
                                                           ------------
         ELECTRIC UTILITIES - 5.3%
         Ameren Corp.(a)........................   118,100    6,051,444
         CMS Energy Corp.*(a)...................   385,500    5,593,605
         Northeast Utilities....................   260,900    5,137,121
         Puget Energy, Inc......................    72,700    1,484,534
                                                           ------------
                                                             18,266,704
                                                           ------------
         FOOD & DRUG RETAILING - 1.0%
         Safeway, Inc...........................   138,800    3,284,008
                                                           ------------
         FOOD PRODUCTS - 0.8%
         Dean Foods Co.*........................    63,600    2,395,176
         TreeHouse Foods, Inc.*(a)..............    13,960      261,331
                                                           ------------
                                                              2,656,507
                                                           ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
         Bausch & Lomb, Inc.....................    68,800    4,671,520
                                                           ------------
         HEALTH CARE PROVIDERS & SERVICES - 1.2%
         Aetna, Inc.............................    45,100    4,253,381
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Brinker International, Inc.............   155,100    5,996,166
         Yum! Brands, Inc.......................    32,100    1,504,848
                                                           ------------
                                                              7,501,014
                                                           ------------

         HOUSEHOLD DURABLES - 4.6%
         American Greetings Corp. - Class A(a)..   160,700    3,530,579
         Newell Rubbermaid, Inc.(a).............   165,400    3,933,212

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                           SHARES    (NOTE 2)
           ----------------------------------------------------------

           HOUSEHOLD DURABLES - CONTINUED
           Snap-On, Inc.(a)..................... 156,500 $  5,878,140
           Tupperware Corp.(a).................. 105,800    2,369,920
                                                         ------------
                                                           15,711,851
                                                         ------------
           INDUSTRIAL CONGLOMERATES - 1.7%
           Hubbell, Inc. - Class B.............. 132,200    5,964,864
                                                         ------------
           INSURANCE - 11.4%
           ACE, Ltd.............................  22,800    1,218,432
           Conseco, Inc.*....................... 248,400    5,755,428
           Everest Reinsurance Group, Ltd.......  59,600    5,980,860
           Genworth Financial, Inc.............. 110,900    3,834,922
           PartnerRe, Ltd.(a)...................  99,200    6,514,464
           PMI Group, Inc. (The)(a)............. 108,000    4,435,560
           SAFECO Corp..........................  91,900    5,192,350
           XL Capital, Ltd. - Class A...........  88,100    5,936,178
                                                         ------------
                                                           38,868,194
                                                         ------------
           MACHINERY - 4.3%
           CNH Global N.V.(a)................... 107,800    1,998,612
           Cummins, Inc.........................  61,900    5,554,287
           Timken Co............................ 222,400    7,121,248
                                                         ------------
                                                           14,674,147
                                                         ------------
           MEDIA - 4.9%
           Interpublic Group of Co., Inc. (The)* 670,800    6,473,220
           R.H. Donnelley Corp.*(a).............  88,300    5,441,046
           Westwood One, Inc.................... 305,000    4,971,500
                                                         ------------
                                                           16,885,766
                                                         ------------
           OIL & GAS - 8.1%
           EOG Resources, Inc...................  88,100    6,463,897
           GlobalSantaFe Corp................... 152,900    7,362,135
           Halliburton Co....................... 101,000    6,257,960
           NiSource, Inc........................ 251,600    5,248,376
           Southwest Gas Corp.(a)...............  95,700    2,526,480
                                                         ------------
                                                           27,858,848
                                                         ------------
           PAPER & FOREST PRODUCTS - 3.2%
           Bowater, Inc.(a)..................... 160,000    4,915,200
           MeadWestvaco Corp.................... 213,700    5,990,011
                                                         ------------
                                                           10,905,211
                                                         ------------
           PHARMACEUTICALS - 3.9%
           King Pharmaceuticals, Inc.*.......... 419,400    7,096,248
           Mylan Laboratories, Inc.(a).......... 306,775    6,123,229
                                                         ------------
                                                           13,219,477
                                                         ------------
           REAL ESTATE - 2.0%
           Healthcare Realty Trust, Inc. (REIT).  15,694      522,140
           Host Marriott Corp. (REIT)........... 334,900    6,346,355
                                                         ------------
                                                            6,868,495
                                                         ------------

           RETAIL - MULTILINE - 1.3%
           Federated Department Stores, Inc.....  66,894    4,437,079
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   SHARES/       VALUE
      DESCRIPTION                               PAR AMOUNT    (NOTE 2)
      -------------------------------------------------------------------
      RETAIL - SPECIALTY - 2.7%
      Foot Locker, Inc.(a).....................     265,700 $  6,267,863
      OfficeMax, Inc.(a).......................     123,000    3,119,280
                                                            ------------
                                                               9,387,143
                                                            ------------
      SOFTWARE - 5.0%
      Cadence Design Systems, Inc.*............     424,500    7,182,540
      McAfee, Inc.*............................     197,500    5,358,175
      Sybase, Inc.*(a).........................     212,400    4,643,064
                                                            ------------
                                                              17,183,779
                                                            ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.0%
      CenturyTelephone, Inc....................     118,700    3,936,092
      PanAmSat Holding Corp.(a)................     101,000    2,474,500
      Qwest Communications International,
        Inc.*..................................     660,300    3,730,695
                                                            ------------
                                                              10,141,287
                                                            ------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      Tommy Hilfiger Corp.*(a).................     250,300    4,064,872
                                                            ------------
      TRADING COMPANIES & DISTRIBUTORS - 3.8%
      Genuine Parts Co.........................     160,000    7,027,200
      Grainger (W.W.), Inc.....................      85,500    6,079,050
                                                            ------------
                                                              13,106,250
                                                            ------------
      Total Common Stocks
      (Cost $268,357,548)                                    331,304,325
                                                            ------------

      SHORT-TERM INVESTMENTS - 21.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $11,940,714 on
        01/03/06 collateralized by $12,360,000
        FNMA 3.000% due 08/15/07 with a value
        of $12,180,397......................... $11,937,000 $ 11,937,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  61,749,302   61,749,302
                                                            ------------
      Total Short-Term Investments
      (Cost $73,686,302)                                      73,686,302
                                                            ------------

      TOTAL INVESTMENTS - 118.3%
      (Cost $342,043,850)                                    404,990,627

      Other Assets and Liabilities (net) - (18.3%)           (62,700,136)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $342,290,491
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*. 2,553,270 $  78,921,583
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A).............................. 1,578,610    19,795,765
       Harris Oakmark Focused Value Portfolio
         (Class A)*.............................   124,345    32,972,545
       Harris Oakmark International Portfolio
         (Class A).............................. 4,049,850    65,729,061
       Janus Aggressive Growth Portfolio
         (Class A).............................. 9,134,371    79,469,030
       Jennison Growth Portfolio (Class A)*..... 3,751,052    46,438,027
       Lord Abbett Growth and Income Portfolio
         (Class A).............................. 2,867,350    79,110,188
       Met/AIM Small Cap Growth Portfolio
         (Class A).............................. 1,943,748    26,551,604
       MFS Research International Portfolio
         (Class A).............................. 3,655,732    47,524,511
       RCM Global Technology Portfolio (Class A) 5,126,868    26,198,295
       Third Avenue Small Cap Value Portfolio
         (Class A).............................. 3,195,500    53,077,256
       Turner Mid-Cap Growth Portfolio (Class A) 1,648,459    19,995,810
       Van Kampen Comstock Portfolio (Class A).. 8,290,446    86,220,634
                                                           -------------
       Total Investment Company Securities
       (Cost $606,374,893)                                   662,004,309
                                                           -------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $606,374,893)                                   662,004,309

       Other Asset and Liabilities (net) - 0.0%                 (207,221)
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 661,797,088
                                                           =============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)*.  9,164,548 $  283,276,171
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  8,499,692    106,586,142
      Harris Oakmark Focused Value Portfolio
        (Class A)*.............................    535,588    142,021,920
      Harris Oakmark International Portfolio
        (Class A).............................. 13,084,217    212,356,835
      Janus Aggressive Growth Portfolio
        (Class A).............................. 12,294,990    106,966,416
      Jennison Growth Portfolio (Class A)*.....  8,655,550    107,155,712
      Lazard Mid Cap Portfolio (Class A).......  2,618,903     35,748,033
      Lord Abbett Bond Debenture Portfolio
        (Class A).............................. 25,338,015    311,150,825
      Lord Abbett Growth and Income Portfolio
        (Class A).............................. 10,291,698    283,947,961
      Met/AIM Small Cap Growth Portfolio
        (Class A)..............................  5,232,777     71,479,737
      MFS Research International Portfolio
        (Class A).............................. 14,060,887    182,791,537
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  5,163,779     73,067,478
      Oppenheimer Capital Appreciation
        Portfolio (Class A).................... 36,679,905    318,748,372
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................. 22,128,865    238,549,164
      PIMCO Total Return Portfolio (Class A)... 23,804,388    276,130,895
      Salomon Brothers US Government Portfolio
        (Class A)*............................. 14,079,671    172,053,579
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)..............................  8,575,394     72,805,097
      Third Avenue Small Cap Value Portfolio
        (Class A)..............................  8,603,321    142,901,155
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  5,917,178     71,775,371
      Van Kampen Comstock Portfolio
        (Class A).............................. 30,900,624    321,366,495
                                                           --------------
      Total Investment Company Securities
      (Cost $3,356,753,222)                                 3,530,878,895
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $3,356,753,222)                                 3,530,878,895

      Other Assets and Liabilities (net) - 0.0%                  (900,064)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $3,529,978,831
                                                           ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)*..............................   350,614 $ 10,837,478
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)............................... 1,156,272   14,499,648
       Harris Oakmark International Portfolio
         (Class A)...............................   444,955    7,221,614
       Jennison Growth Portfolio (Class A)*......   588,728    7,288,445
       Lazard Mid Cap Portfolio (Class A)........   534,229    7,292,227
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................... 2,873,437   35,285,804
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   787,569   21,729,038
       MFS Research International Portfolio
         (Class A)............................... 1,147,433   14,916,624
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   263,208    3,724,400
       Oppenheimer Capital Appreciation Portfolio
         (Class A)............................... 2,910,722   25,294,175
       PIMCO Inflation Protected Bond Portfolio
         (Class A)............................... 5,163,783   55,665,582
       PIMCO Total Return Portfolio (Class A).... 6,073,997   70,458,367
       Salomon Brothers US Government Portfolio
         (Class A)*.............................. 4,311,253   52,683,510
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)...............................   874,655    7,425,818
       Third Avenue Small Cap Value Portfolio
         (Class A)...............................   438,792    7,288,338
       Van Kampen Comstock Portfolio
         (Class A)............................... 1,400,987   14,570,267
                                                            ------------
       Total Investment Company Securities
       (Cost $347,558,843)                                   356,181,335
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $347,558,843)                                   356,181,335

       Other Assets and Liabilities (net) - 0.0%                (119,032)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $356,062,303
                                                            ============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       OTHER - 100.0%
       Davis Venture Value Portfolio
         (Class A)*........................... 11,376,252 $  351,639,960
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)............................  7,673,477     96,225,405
       Harris Oakmark Focused Value Portfolio
         (Class A)*...........................    483,537    128,219,442
       Harris Oakmark International Portfolio
         (Class A)............................ 15,757,148    255,738,507
       Janus Aggressive Growth Portfolio
         (Class A)............................ 29,596,509    257,489,625
       Jennison Growth Portfolio (Class A)*... 13,017,888    161,161,458
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................ 10,174,868    124,947,378
       Lord Abbett Growth and Income
         Portfolio (Class A).................. 13,936,452    384,506,711
       Met/AIM Small Cap Growth Portfolio
         (Class A)............................  7,083,478     96,760,303
       MFS Research International Portfolio
         (Class A)............................ 15,231,589    198,010,651
       Neuberger Berman Real Estate Portfolio
         (Class A)............................  4,659,825     65,936,520
       Oppenheimer Capital Appreciation
         Portfolio (Class A).................. 18,392,843    159,833,805
       PIMCO Inflation Protected Bond
         Portfolio (Class A).................. 14,284,090    153,982,494
       RCM Global Technology Portfolio
         (Class A)............................ 12,462,997     63,685,916
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)............................  3,869,111     32,848,753
       Third Avenue Small Cap Value Portfolio
         (Class A)............................ 13,590,478    225,737,839
       Turner Mid-Cap Growth Portfolio
         (Class A)............................  5,339,557     64,768,829
       Van Kampen Comstock Portfolio
         (Class A)............................ 37,190,098    386,777,017
                                                          --------------
       Total Investment Company Securities
       (Cost $2,992,634,306)                               3,208,270,612
                                                          --------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $2,992,634,306)                               3,208,270,612

       Other Assets & Liabilities (net) - 0.0%                  (827,937)
                                                          --------------

       TOTAL NET ASSETS - 100.0%                          $3,207,442,675
                                                          ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     Davis Venture Value Portfolio
       (Class A)*............................. $ 1,527,477 $   47,214,317
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)..............................   3,777,728     47,372,712
     Harris Oakmark International Portfolio
       (Class A)..............................   2,180,046     35,382,151
     Jennison Growth Portfolio
       (Class A)*.............................   3,848,104     47,639,525
     Lazard Mid Cap Portfolio (Class A).......   1,746,133     23,834,721
     Lord Abbett Bond Debenture Portfolio
       (Class A)..............................   9,381,079    115,199,647
     Lord Abbett Growth and Income
       Portfolio (Class A)....................   3,859,499    106,483,591
     MFS Research International Portfolio
       (Class A)..............................   4,686,812     60,928,555
     Neuberger Berman Real Estate Portfolio
       (Class A)..............................   1,721,593     24,360,542
     Oppenheimer Capital Appreciation
       Portfolio (Class A)....................  12,229,061    106,270,539
     PIMCO Inflation Protected Bond
       Portfolio (Class A)....................  12,639,782    136,256,846
     PIMCO Total Return Portfolio
       (Class A)..............................  14,872,204    172,517,563
     Salomon Brothers US Government
       Portfolio (Class A)*...................   7,506,246     91,726,320
     T. Rowe Price Mid-Cap Growth
       Portfolio (Class A)....................   4,288,885     36,412,631
     Third Avenue Small Cap Value Portfolio
       (Class A)..............................   2,151,186     35,731,193
     Turner Mid-Cap Growth Portfolio
       (Class A)..............................     986,594     11,967,391
     Van Kampen Comstock Portfolio
       (Class A)..............................   6,867,516     71,422,170
                                                           --------------
     Total Investment Company Securities
     (Cost $1,128,471,720)                                  1,170,720,414
                                                           --------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $1,128,471,720)                                  1,170,720,414

     Other Assets and Liabilities (net) - 0.0%                   (355,673)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,170,364,741
                                                           ==============

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        AUSTRIA - 0.9%
        Erste Bank der Oesterreichischen
          Sparkassen AG.......................    165,970 $   9,212,663
                                                          -------------
        BELGIUM - 0.5%
        Umicore...............................     47,560     5,607,995
                                                          -------------
        BRAZIL - 3.3%
        Banco Nossa Caixa S.A.................     95,410     1,425,737
        Companhia Siderurgica Nacional
          S.A.(ADR)(a)........................    271,180     5,803,252
        Companhia Vale do Rio Doce (ADR)......    364,210    14,983,599
        Cyrela Brazil Realty S.A.
          Empreendimentos* (GDR)..............     22,948     3,144,234
        Natura Cosmeticos S.A.................     26,000     1,146,700
        Petroleo Brasileiro S.A.(ADR)(a)......     69,290     4,938,298
        Unibanco-Uniao de Bancos Brasilieros
          S.A.(GDR)(a)........................     66,410     4,221,684
                                                          -------------
                                                             35,663,504
                                                          -------------
        CANADA - 1.2%
        Aber Diamond Corp.....................    296,890    10,941,604
        Canadian Natural Resources Ltd........     52,230     2,581,599
                                                          -------------
                                                             13,523,203
                                                          -------------
        CHINA - 0.6%
        China Construction Bank*.............. 11,760,480     4,055,773
        ZTE Corp..............................    808,500     2,714,406
                                                          -------------
                                                              6,770,179
                                                          -------------
        FRANCE - 13.0%
        Axa(a)................................    539,690    17,446,175
        BNP Paribas S.A.(a)...................    221,940    17,965,706
        Cap Gemini S.A.*......................    151,940     6,098,353
        Carrefour S.A.(a).....................    165,660     7,765,288
        Compagnie Generale des Establissements
          Michelin............................     18,400     1,033,638
        Credit Agricole S.A.(a)...............    376,610    11,868,743
        LVMH Moet Hennessy Louis Vuitton S.A..     38,840     3,452,219
        Schneider Electric S.A.(a)............    232,355    20,724,329
        Suez S.A.(a)..........................    549,832    17,117,935
        Total Fina Elf S.A.(a)................    139,780    35,188,575
        Vallourec S.A.........................      4,080     2,245,795
                                                          -------------
                                                            140,906,756
                                                          -------------
        GERMANY - 3.2%
        Bayerische Motoren Werke (BMW) AG.....    247,400    10,861,058
        Continental AG........................     67,605     5,996,656
        E.On AG(a)............................    170,920    17,694,388
                                                          -------------
                                                             34,552,102
                                                          -------------
        HONG KONG - 1.0%
        China Mengniu Dairy Co., Ltd..........  1,285,000     1,108,239
        CNOOC, Ltd............................ 14,728,000     9,808,485
                                                          -------------
                                                             10,916,724
                                                          -------------

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         ----------------------------------------------------------------

         HUNGARY - 0.9%
         OTP Bank, Ltd.(GDR)..................   140,920 $   9,244,352
                                                         -------------
         INDONESIA - 0.3%
         PT Indosat Tbk....................... 5,456,000     3,112,749
                                                         -------------
         IRELAND - 0.4%
         Depfa Bank Plc.......................   293,590     4,340,270
                                                         -------------
         ITALY - 4.4%
         Assicurazioni Generali S.p.A.........   488,660    17,081,381
         Fastweb*(a)..........................   216,127     9,878,746
         Italcementi S.p.A.(a)................   191,600     3,578,878
         Italcementi S.p.A.(a)................   395,240     5,007,927
         UniCredito Italiano S.p.A.(a)........ 1,826,440    12,587,136
                                                         -------------
                                                            48,134,068
                                                         -------------
         JAPAN - 15.8%
         Aeon Credit Service Co., Ltd.........    78,600     7,488,336
         Aiful Corp...........................   142,800    11,846,726
         Asahi Glass Co.(a)...................   871,000    11,174,949
         FANUC, Ltd...........................    65,700     5,629,573
         K. K. DaVinci Advisors...............       790     6,015,308
         Kaneka Corp..........................   864,000    10,446,692
         Leopalace21 Corp.....................   150,900     5,449,280
         Mitsubishi Tokyo Finacial Group, Inc.       959    13,107,861
         Nippon Electric Glass Co., Ltd.......   195,000     4,306,092
         Nippon Television Network Corp.......    34,710     5,306,181
         Nissan Motor Co., Ltd.(a)............ 1,016,400    10,376,075
         ORIX Corp............................    63,030    16,277,580
         Ricoh Co., Ltd.......................   534,000     9,406,496
         Shinsei Bank, Ltd.................... 1,673,000     9,723,334
         Takefuji Corp........................   151,960    10,385,589
         Tokyo Gas Co., Ltd.(a)............... 1,293,000     5,784,588
         Toyota Motor Corp....................   161,600     8,458,608
         Uni-Charm Corp.......................   119,200     5,355,656
         Yamanouchi Pharmaceutical Co., Ltd...   374,800    14,548,190
                                                         -------------
                                                           171,087,114
                                                         -------------
         KOREA - 7.7%
         Hanwha Chemical Corp.................   367,470     4,171,658
         Hyundai Mobis........................   107,280     9,737,321
         Kookmin Bank.........................   164,780    12,316,718
         Nong Shim Co., Ltd...................     8,207     2,266,811
         Posco................................    24,940     4,951,670
         Samsung Electronics Co., Ltd.........    59,328    38,192,023
         Shinhan Financial Group Co., Ltd.....   281,930    11,332,872
                                                         -------------
                                                            82,969,073
                                                         -------------
         LUXEMBOURG - 1.0%
         Arcelor(a)...........................   437,070    10,841,248
                                                         -------------
         MEXICO - 3.2%
         America Movil S.A. de C.V. (ADR).....    70,700     2,068,682
         Cemex S.A. de C.V. (ADR).............   161,530     9,583,575
         Consorico ARA, S.A. de C.V...........   743,230     3,251,577

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       --------------------------------------------------------------------

       MEXICO - CONTINUED
       Grupo Aeroportuario del Sureste S.A.
         de C.V. (ADR)(a)......................   117,980 $    3,815,473
       Grupo Elektra, S.A. de C.V..............   380,590      3,365,914
       Grupo Televisa, S.A. (ADR)..............   136,250     10,968,125
       Urbi, Desarrollos Urbanos,
         S.A. de C.V.*.........................   208,510      1,441,890
                                                          --------------
                                                              34,495,236
                                                          --------------
       NETHERLANDS - 2.3%
       Koninklijke (Royal) Philips
         Electronics N.V.......................   485,370     15,086,278
       TomTom N.V.*(a).........................    90,370      3,103,282
       TPG N.V.................................   207,990      6,502,015
                                                          --------------
                                                              24,691,575
                                                          --------------
       NORWAY - 2.7%
       Norsk Hydro ASA.........................    76,920      7,928,863
       Statoil ASA(a)..........................   551,890     12,682,072
       Telenor ASA.............................   883,190      8,677,975
                                                          --------------
                                                              29,288,910
                                                          --------------
       RUSSIA - 1.0%
       LUKOIL (ADR)(a).........................   176,390     10,407,010
                                                          --------------
       SINGAPORE - 0.9%
       Singapore Telecommunications, Ltd.(a)... 6,162,290      9,650,533
                                                          --------------
       SPAIN - 3.5%
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   911,270     16,267,669
       Endesa S.A. (ADR)(a)....................   287,050      7,553,819
       Telefonica S.A..........................   936,358     14,094,069
                                                          --------------
                                                              37,915,557
                                                          --------------
       SWEDEN - 0.5%
       Swedish Match AB(a).....................   469,180      5,524,264
                                                          --------------
       SWITZERLAND - 7.7%
       Nestle S.A..............................    85,562     25,531,493
       Roche Holdings AG.......................   169,470     25,429,894
       Syngenta AG*............................    99,150     12,328,935
       UBS AG..................................   212,399     20,208,859
                                                          --------------
                                                              83,499,181
                                                          --------------
       TAIWAN - 1.3%
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)............................ 1,460,600     14,474,546
                                                          --------------
       THAILAND - 0.2%
       Thai Airways International
         Public Co., Ltd....................... 2,351,800      2,580,929
                                                          --------------
       TURKEY - 1.0%
       Akbank T.A.S............................   685,166      5,584,730
       Turkiye Vakiflar Bankasi T.A.O.*........ 1,025,440      5,429,425
                                                          --------------
                                                              11,014,155
                                                          --------------

       UNITED KINGDOM - 18.2%
       AstraZeneca Plc.........................   314,373     15,282,256
       Aviva Plc............................... 1,305,953     15,824,617
       BG Group Plc............................   634,750      6,267,892
       BHP Billiton Plc........................ 1,101,150     17,958,013

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         UNITED KINGDOM - CONTINUED
         Burberry Group Plc...............    1,077,000 $    7,941,710
         Diageo Plc.......................      861,790     12,470,336
         GlaxoSmithKline Plc..............    1,004,220     25,332,494
         Hilton Group Plc.................    1,173,790      7,339,889
         HSBC Holdings Plc................      896,805     14,381,107
         NXT Plc..........................      452,970     11,934,298
         Reckitt Benckiser Plc............      348,554     11,489,422
         Royal Bank of Scotland Group Plc.      630,310     19,012,879
         Tesco Plc........................    1,929,417     10,985,237
         TI Automotive, Ltd.- Class A*(b).       45,100              0
         Vodafone Group Plc...............    6,906,755     14,898,574
         WPP Group Plc*...................      526,720      5,694,484
                                                        --------------
                                                           196,813,208
         Total Common Stocks                            --------------
         (Cost $ 902,338,928)                            1,047,237,104
                                                        --------------

         PREFERRED STOCK - 0.7%
         BRAZIL - 0.1%
         Universo Online S.A.*............      117,500        991,116
                                                        --------------
         JAPAN - 0.6%
         Nintendo Co., Ltd................       53,400      6,494,012
                                                        --------------
         Total Preferred Stock
         (Cost $7,041,550)                                   7,485,128
                                                        --------------
         SHORT-TERM INVESTMENTS - 18.0%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/30/05, 2.800% to be
           repurchased at $25,048,791 on
           01/03/06 collateralized by
           $25,920,000 FNMA Bond 3.000%
           due 08/15/07 with a value of
           $25,543,356.................... $ 25,041,000 $   25,041,000
         State Street Navigator Securities
           Lending Prime Portfolio(c).....  169,544,072    169,544,072
                                                        --------------
         Total Short-Term Investments
         (Cost $194,585,072)                               194,585,072
                                                        --------------

         TOTAL INVESTMENTS - 115.4%
         (Cost $1,103,965,550)                           1,249,307,304

         Other Assets and Liabilities (net) - (15.4%)     (167,014,352)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,082,292,952
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.0%
        APARTMENTS - 17.0%
        Archstone-Smith Trust (REIT).............. 469,100 $  19,650,599
        Camden Property Trust (REIT).............. 425,800    24,662,336
        Equity Residential (REIT)................. 599,800    23,464,176
        Essex Property Trust, Inc. (REIT)......... 179,300    16,531,460
        United Dominion Realty Trust, Inc. (REIT). 554,200    12,990,448
                                                           -------------
                                                              97,299,019
                                                           -------------
        COMMUNITY CENTERS - 5.9%
        Developers Diversified Realty Corp. (REIT) 162,100     7,621,942
        Pan Pacific Retail Properties, Inc. (REIT) 164,700    11,016,783
        Regency Centers Corp. (REIT).............. 253,200    14,926,140
                                                           -------------
                                                              33,564,865
                                                           -------------
        DIVERSIFIED - 12.9%
        Colonial Properties Trust (REIT).......... 606,000    25,439,880
        Digital Realty Trust, Inc. (REIT)......... 627,900    14,209,377
        Liberty Property Trust (REIT)............. 249,400    10,686,790
        Vornado Realty Trust (REIT)............... 279,100    23,296,477
                                                           -------------
                                                              73,632,524
                                                           -------------
        HEALTH CARE - 5.3%
        Nationwide Health Properties, Inc. (REIT). 268,300     5,741,620
        OMEGA Healthcare Investors, Inc. (REIT)... 595,400     7,496,086
        Ventas, Inc. (REIT)....................... 527,900    16,903,358
                                                           -------------
                                                              30,141,064
                                                           -------------
        INDUSTRIALS - 9.3%
        AMB Property Corp. (REIT)................. 224,900    11,058,333
        CenterPoint Properties Trust (REIT)....... 249,200    12,330,416
        ProLogis (REIT)........................... 636,400    29,732,608
                                                           -------------
                                                              53,121,357
                                                           -------------
        LODGING - 6.8%
        Host Marriott Corp. (REIT)................ 216,500     4,102,675
        Starwood Hotels & Resorts Worldwide, Inc.. 278,700    17,797,782
        Strategic Hotel Capital, Inc. (REIT)...... 590,200    12,146,316
        Sunstone Hotel Investors, Inc. (REIT)..... 188,000     4,995,160
                                                           -------------
                                                              39,041,933
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                   SHARES/       VALUE
      DESCRIPTION                               PAR AMOUNT    (NOTE 2)
      -------------------------------------------------------------------

      OFFICE - 25.2%
      Arden Realty, Inc. (REIT)................     120,100 $  5,384,083
      Brookfield Asset Management, Inc.........     345,400   17,383,982
      Brookfield Properties Corp...............     222,800    6,554,776
      Columbia Equity Trust, Inc. (REIT).......     356,000    5,749,400
      Maguire Properties, Inc. (REIT)..........     709,900   21,935,910
      Reckson Associates Realty Corp. (REIT)...     543,700   19,562,326
      SL Green Realty Corp. (REIT).............     450,900   34,444,251
      Trizec Properties, Inc. (REIT)...........   1,446,900   33,162,948
                                                            ------------
                                                             144,177,676
                                                            ------------
      REGIONAL MALLS - 14.6%
      CBL & Associates Properties, Inc.
        (REIT).................................     261,500   10,331,865
      General Growth Properties, Inc. (REIT)...     517,300   24,307,927
      Mills Corp. (The) (REIT).................     151,800    6,366,492
      Simon Property Group, Inc. (REIT)........     374,100   28,667,283
      Taubman Centers, Inc. (REIT).............     405,100   14,077,225
                                                            ------------
                                                              83,750,792
                                                            ------------

      TOTAL COMMON STOCKS
      (Cost $494,537,686)                                    554,729,230
                                                            ------------

      SHORT-TERM INVESTMENTS - 4.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.800% to
        be repurchased at $24,558,638 on
        1/3/06 collateralized by $25,415,000
        FNMA 3.000% due 8/15/07 with a value
        of $25,045,695
        (Cost $24,551,000)..................... $24,551,000 $ 24,551,000
                                                            ------------

      TOTAL INVESTMENTS - 101.3%
      (Cost $519,088,686)                                    579,280,230

      Other Assets and Liabilities (net) - (1.3%)             (7,389,852)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $571,890,378
                                                            ============

PORTFOLIO FOOTNOTES:

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.0%
         AEROSPACE & DEFENSE - 3.5%
         Empresa Brasileira de Aeronautica S.A.
           (ADR)(a)............................   268,900 $  10,513,990
         General Dynamics Corp.................    87,900    10,024,995
         Lockheed Martin Corp..................   158,800    10,104,444
         United Technologies Corp..............   191,700    10,717,947
                                                          -------------
                                                             41,361,376
                                                          -------------
         AIR FREIGHT & LOGISTICS - 0.5%
         Expeditors International of
           Washington, Inc.(a).................    80,200     5,414,302
                                                          -------------
         AUTOMOTIVE - 0.5%
         Toyota Motor Corp.....................   104,200     5,454,127
                                                          -------------
         BANKS - 0.4%
         Bank of America Corp..................   111,500     5,145,725
                                                          -------------
         BEVERAGES - 1.1%
         PepsiCo, Inc..........................   227,500    13,440,700
                                                          -------------
         BEVERAGES, FOOD & TOBACCO - 0.6%
         SYSCO Corp............................   233,100     7,237,755
                                                          -------------
         BIOTECHNOLOGY - 1.6%
         Genentech, Inc.*......................   102,300     9,462,750
         Genzyme Corp.*........................   137,900     9,760,562
                                                          -------------
                                                             19,223,312
                                                          -------------
         BUILDING CONSTRUCTION - 0.7%
         Toll Brothers, Inc.*..................   229,400     7,946,416
                                                          -------------
         CHEMICALS - 3.0%
         Monsanto Co...........................   238,300    18,475,399
         Praxair, Inc..........................   319,900    16,941,904
                                                          -------------
                                                             35,417,303
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 2.2%
         Automatic Data Processing, Inc........   343,800    15,776,982
         Corporate Executive Board Co.(a)......    37,300     3,345,810
         Kinder Morgan Management LLC..........   135,823     6,174,514
                                                          -------------
                                                             25,297,306
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 5.9%
         Cisco Systems, Inc.*.................. 1,981,500    33,923,280
         Motorola, Inc.........................   503,600    11,376,324
         Nokia Oyj (ADR).......................   326,300     5,971,290
         QUALCOMM, Inc.........................   249,600    10,752,768
         Telefonaktiebolaget LM
           Ericsson (ADR)*(a)..................   191,400     6,584,160
                                                          -------------
                                                             68,607,822
                                                          -------------
         COMPUTERS & PERIPHERALS  -  3.6%
         Advanced Micro Devices, Inc.*.........   272,500     8,338,500
         Apple Computer, Inc.*.................   102,300     7,354,347
         Dell, Inc.*...........................   452,000    13,555,480
         Microchip Technology, Inc.............   198,100     6,368,915
         Network Appliance, Inc.*..............   231,600     6,253,200
                                                          -------------
                                                             41,870,442
                                                          -------------

           -------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                         SHARES     (NOTE 2)
           -------------------------------------------------------------

           DATA PROCESSING & MANAGEMENT - 0.8%
           Cognizant Technology Solutions
             Corp. - Class A*................   185,000 $   9,314,750
                                                        -------------
           EDUCATION - 1.1%
           Apollo Group, Inc. - Class A*.....   216,100    13,065,406
                                                        -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
           Broadcom Corp. - Class A*.........   308,700    14,555,205
           Danaher Corp......................   192,700    10,748,806
           PerkinElmer, Inc..................   281,300     6,627,428
                                                        -------------
                                                           31,931,439
                                                        -------------
           FINANCIALS - DIVERSIFIED - 6.3%
           American Express Co...............   116,000     5,969,360
           Chicago Merchantile Exchange
             Holdings, Inc...................    26,200     9,628,238
           Citigroup, Inc....................   147,800     7,172,734
           Franklin Resources, Inc...........    74,600     7,013,146
           Goldman Sachs Group, Inc. (The)...    99,700    12,732,687
           Legg Mason, Inc.(a)...............    67,100     8,031,199
           Lehman Brothers Holdings, Inc.....    32,000     4,101,440
           Nomura Holdings, Inc..............   264,300     5,076,504
           Prudential Financial, Inc.........   153,600    11,241,984
           T. Rowe Price Group, Inc..........    33,600     2,420,208
                                                        -------------
                                                           73,387,500
                                                        -------------
           FOOD PRODUCTS  -  2.0%
           Cadbury Schweppes Plc............. 1,032,190     9,741,209
           Nestle S.A........................    43,893    13,097,565
                                                        -------------
                                                           22,838,774
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
           Fisher Scientific Int'l., Inc.*(a)   127,000     7,856,220
           Medtronic, Inc....................   437,100    25,163,847
           Stryker Corp......................   101,100     4,491,873
           Varian Medical Systems, Inc.*.....   129,300     6,508,962
                                                        -------------
                                                           44,020,902
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 3.6%
           Aetna, Inc........................    86,600     8,167,246
           Caremark Rx, Inc.*................   114,100     5,909,239
           Medco Health Solutions, Inc.*.....   103,700     5,786,460
           Patterson Companies, Inc.*........    88,500     2,955,900
           Quest Diagnostics, Inc............   106,400     5,477,472
           UnitedHealth Group, Inc...........   213,500    13,266,890
                                                        -------------
                                                           41,563,207
                                                        -------------
           HOTELS, RESTAURANTS & LEISURE - 1.5%
           Carnival Corp.....................   324,100    17,329,627
                                                        -------------
           HOUSEHOLD PRODUCTS - 2.4%
           Procter & Gamble Co...............   291,600    16,877,808
           Reckitt Benckiser Plc.............   321,310    10,591,375
                                                        -------------
                                                           27,469,183
                                                        -------------
           INDUSTRIAL - DIVERSIFIED - 2.4%
           General Electric Co...............   789,100    27,657,955
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------
            INSURANCE - 2.6%
            American International Group, Inc. 325,300 $  22,195,219
            Hartford Financial Services
              Group, Inc. (The)...............  89,400     7,678,566
                                                       -------------
                                                          29,873,785
                                                       -------------
            INTERNET SOFTWARE & SERVICES - 5.5%
            eBay, Inc.*....................... 475,900    20,582,675
            Google, Inc.*.....................  44,500    18,461,270
            VeriSign, Inc.*................... 261,500     5,732,080
            Yahoo!, Inc.*..................... 503,900    19,742,802
                                                       -------------
                                                          64,518,827
                                                       -------------
            MANUFACTURING - 0.6%
            Corning, Inc.*.................... 386,400     7,596,624
                                                       -------------
            MEDIA  -  2.8%
            Comcast Corp. - Class A*.......... 563,000    14,463,470
            Time Warner, Inc.................. 587,400    10,244,256
            Walt Disney Co.................... 351,200     8,418,264
                                                       -------------
                                                          33,125,990
                                                       -------------
            OIL & GAS - 6.1%
            Apache Corp.......................  89,900     6,159,948
            EOG Resources, Inc................ 108,700     7,975,319
            Halliburton Co.................... 141,600     8,773,536
            Occidental Petroleum Corp......... 121,100     9,673,468
            Schlumberger, Ltd................. 142,900    13,882,735
            Smith International, Inc.(a)...... 350,700    13,014,477
            Transocean, Inc.*................. 169,300    11,798,517
                                                       -------------
                                                          71,278,000
                                                       -------------
            PHARMACEUTICALS - 8.1%
            Amgen, Inc.*...................... 278,200    21,938,852
            Eli Lilly & Co.................... 135,500     7,667,945
            Gilead Sciences, Inc.*............  78,300     4,120,929
            MedImmune, Inc.*.................. 207,100     7,252,642
            Novartis AG....................... 323,511    16,977,176
            Roche Holding AG..................  89,380    13,411,954
            Sanofi-Aventis.................... 103,140     9,039,108
            Teva Pharmaceutical Industries,
              Ltd. (ADR)(a)................... 318,200    13,685,782
                                                       -------------
                                                          94,094,388
                                                       -------------
            RETAIL - MULTILINE - 4.0%
            Costco Wholesale Corp............. 102,000     5,045,940

           -----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                         SHARES      (NOTE 2)
           -----------------------------------------------------------

           RETAIL - MULTILINE - CONTINUED
           CVS Corp..........................   409,700 $   10,824,274
           J.C. Penney Co., Inc..............   118,100      6,566,360
           Kohl's Corp.*.....................   190,400      9,253,440
           Target Corp.......................   108,200      5,947,754
           Wal-Mart Stores, Inc..............   204,800      9,584,640
                                                        --------------
                                                            47,222,408
                                                        --------------
           RETAIL - SPECIALTY - 4.6%
           Best Buy Co., Inc.................   209,700      9,117,756
           Coach, Inc.*......................   107,900      3,597,386
           Lowe's Cos., Inc..................   210,100     14,005,266
           Michaels Stores, Inc..............   175,300      6,200,361
           Staples, Inc......................   438,100      9,949,251
           Starbucks Corp.*..................   199,000      5,971,990
           Williams-Sonoma, Inc.*(a).........   106,800      4,608,420
                                                        --------------
                                                            53,450,430
                                                        --------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.7%
           International Rectifier Corp.*(a).   123,000      3,923,700
           Linear Technology Corp............   323,100     11,654,217
           Marvell Technology Group, Ltd.*...    97,300      5,457,557
           Texas Instruments, Inc............   330,100     10,586,307
                                                        --------------
                                                            31,621,781
                                                        --------------
           SOFTWARE - 7.1%
           Adobe Systems, Inc................   346,600     12,810,336
           Autodesk, Inc.....................   160,200      6,880,590
           EMC Corp.*........................   574,900      7,830,138
           First Data Corp...................   142,400      6,124,624
           Microsoft Corp.................... 1,253,300     32,773,795
           SAP AG (ADR)(a)...................   359,800     16,216,186
                                                        --------------
                                                            82,635,669
                                                        --------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
           Amdocs, Ltd.*.....................   170,700      4,694,250
           Sprint Corp.......................   526,300     12,294,368
           XM Satelite Radio Holdings,
             Inc. - Class A*(a)..............   240,600      6,563,568
                                                        --------------
                                                            23,552,186
                                                        --------------
           TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
           American Tower Corp. - Class A*...   300,000      8,130,000
                                                        --------------
           Total Common Stocks (Cost $ 1,025,199,749)    1,132,095,417
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS 7.5%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $4,651 on 01/03/06
       collateralized by $10,000 FNMA
       3.125% due 12/15/07 with a value
       of $9,727.............................. $     4,650 $        4,650
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $35,639,790 on
       01/03/06 collateralized by
       $36,375,000 FHLB 4.125% due
       10/19/07 with a value of
       $36,341,280............................  35,628,706     35,628,706
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be
       repurchased at $185,702 on
       01/03/06 collateralized by $190,000
       FHLB 3.625% due 01/15/08 with a
       value of $189,357......................     185,644        185,644
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  51,990,284     51,990,284
                                                           --------------
     Total Short-Term Investments
     (Cost $ 87,809,284)                        87,809,284     87,809,284
                                                           --------------

     TOTAL INVESTMENTS - 104.5%
     (Cost $ 1,113,009,033)                                 1,219,904,701

     Other Assets and Liabilities (net)  - (4.5%)             (53,038,516)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,166,866,185
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 0.5%
      Badger Tob Asset Securitization Corp.
        6.375%, due 06/01/32................ $   1,000,000 $     1,064,940
      California County Tob Securitization
        Agency 5.625%, due 06/01/23.........       180,000         182,144
      Golden State Tob Securitization Corp.
        6.750%, due 06/01/39................     1,000,000       1,119,610
      Ohio State 5.000%, due 06/15/13+......     1,000,000       1,085,250
      Tobacco Settlement Financing Corp.
        6.000%, due 06/01/23................     1,000,000       1,047,490
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................       200,000         214,020
                                                           ---------------
      Total Municipals
      (Cost $4,172,362)                                          4,713,454
                                                           ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 19.3%
      ASSET-BACKED SECURITIES - 10.4%
      AAA Trust 4.480%, due 11/26/35
        (144A)(b)...........................       838,605         839,655
      Ace Securities Corp. 4.489%, due
        10/25/35+...........................     4,291,510       4,294,514
      Aegis Asset Backed Securities Trust
        4.580%, due 09/25/34+...............       527,393         527,720
      Argent Securities, Inc.
        4.499%, due 10/25/35+...............     1,312,239       1,313,152
       4.519%, due 02/25/36+................     5,505,777       5,507,500
      Asset Backed Funding Certificates
        4.489%, due 06/25/35+...............     1,964,333       1,964,333
       4.490%, due 06/25/35+................     5,796,582       5,798,897
      Asset Backed Secs Corporation Home
        4.489%, due 02/25/35+...............       482,269         482,637
      BAE Systems Holdings, Inc. 4.740%, due
        08/15/08 (144A)(b)+.................       300,000         300,406
      Bear Stearns Asset Backed Securities,
        Inc. 4.589%, due 01/25/29+..........       685,311         686,050
       4.579%, due 09/25/34+................     1,619,336       1,621,393
       4.719%, due 01/25/36+................       400,000         400,125
      Carrington Mortgage Loan Trust
        4.459%, due 06/25/35+...............       202,986         203,112
       4.499%, due 12/25/35+................     4,216,777       4,217,435
      Citigroup Mortgage Loan Trust, Inc.
        4.489%, due 09/25/35+...............     3,002,069       3,004,114
       4.900%, due 12/25/35+................       300,000         297,861
      Countrywide Asset-Backed Certificates
        4.479%, due 01/25/36+...............     2,217,815       2,219,335
       4.569%, due 01/25/36+................     1,300,000       1,300,993
      Equity One ABS, Inc. 4.679%, due
        04/25/34+...........................       785,944         787,899
      FBR Securitization Trust
        4.499%, due 09/25/35+...............     2,131,458       2,132,779
       4.559%, due 09/25/35+................     2,300,000       2,301,717
       4.489%, due 10/25/35+................       737,888         738,411
       4.499%, due 10/25/35+................     1,124,602       1,124,778

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    ASSET-BACKED SECURITIES - CONTINUED
    First NLC Trust 4.490%, due
      12/25/35+.............................. $   2,236,479 $     2,237,863
    First USA Credit Card Master Trust
      4.560%, due 10/20/08+..................     2,700,000       2,702,469
    Ford Credit Auto Owner Trust 4.240%,
      due 03/15/08...........................     1,600,000       1,594,431
    Fremont Home Loan Trust 4.460%, due
      01/25/36+..............................     4,500,000       4,507,052
    GSAMP Mortgage Secs Corp. 4.490%,
      due 01/25/36+..........................     3,876,310       3,878,709
    GSAMP Trust 4.670%, due
      03/25/34+..............................       660,624         661,033
    Home Equity Asset Trust 4.489%, due
      02/25/36+..............................     1,058,969       1,059,811
    Indymac Residential Asset Backed Trust
      4.470%, due 03/25/36+..................     1,600,000       1,599,750
    Long Beach Mortgage Loan Trust
      4.579%, due 11/25/34+..................     1,709,017       1,711,094
    Merrill Lynch Mortgage Investors, Inc.
      4.479%, due 06/25/36+..................     3,223,511       3,225,222
     4.536%, due 06/25/36+...................     2,900,000       2,897,718
    Morgan Stanley ABS Capital I 4.529%,
      due 11/25/34+..........................       915,013         915,657
    New Century Home Equity Loan Trust
      4.489%, due 09/25/35+..................     1,142,085       1,142,941
     4.499%, due 10/25/35+...................       280,061         280,277
    Option One Mortgage Loan Trust
      4.479%, due 11/25/35+..................     1,570,008       1,571,106
    Park Place Securities, Inc. 4.549%, due
      02/25/35+..............................       579,481         579,922
    People's Choice Home Loan Securities
      Trust 4.489%, due 05/25/35+............       433,105         433,429
    Quest Trust 4.559%, due 03/25/35
      (144A)(b)+.............................       140,424         140,521
    Renaissance Home Equity Loan Trust
      4.529%, due 11/25/35+..................       555,098         370,320
    Residential Asset Mortgage Products, Inc.
     4.539%, due 09/25/13+...................     1,258,591       1,259,576
     4.719%, due 11/25/33+...................     1,957,695       1,958,908
     4.479%, due 05/25/35+...................       247,123         247,304
    Residential Asset Security Corp. 4.479%,
      due 10/25/35+..........................     3,253,030       3,255,182
    SLM Student Loan Trust 4.257%, due
      01/25/13+..............................     1,500,000       1,499,011
    Small Business Administration 4.504%,
      due 02/10/14...........................     2,509,711       2,452,238
    Soundview Home Loan Trust 4.489%,
      due 05/25/35+..........................     2,462,393       2,463,796
    Structured Adjustable Rate Mortgage
      Loan Trust 4.509%, due
      03/25/35+..............................       275,581         275,721

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Structured Asset Investment Loan Trust
       4.468%, due 07/25/35+................. $     514,727 $       515,119
     Structured Asset Secs Corp. 4.900%, due
       04/25/35..............................     1,967,286       1,927,232
     Wachovia Auto Owner Trust 4.820%,
       due 02/20/09..........................     8,900,000       8,908,348
     Redwood Capital, Ltd. 2003-3 7.904%,
       due 01/01/06 (144A)(a)+...............     1,200,000       1,201,152
     Redwood Capital, Ltd. 2003-4 6.354%,
       due 01/01/06 (144A)(a)+...............     1,200,000       1,201,092
     Truman Capital Mortgage Loan Trust
       4.718%, due 01/25/34
       (144A)(b)+............................       165,469         165,883
                                                            ---------------
                                                                100,904,703
                                                            ---------------
     AUTOMOBILES - 0.5%
     Daimler Chrysler NA Holding 4.700%,
       due 03/07/07+.........................     4,400,000       4,397,004
                                                            ---------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
     Banc of America Mortgage Securities
       6.500%, due 09/25/33..................       339,013         339,995
     Bear Stearns Adjustable Rate Mortgage
       Trust 4.203%, due 01/25/34+...........     3,355,714       3,333,205
     Countrywide Home Loans
       4.668%, due 04/25/35+.................     5,472,493       5,462,650
      4.718%, due 06/25/35
        (144A)(b)+...........................       889,293         891,179
     Credit Suisse First Boston Mortgage
       Securities Corp. 4.938%, due
       05/15/10..............................     1,100,000       1,101,287
     First Horizon Pass Trust Mortgage
       4.767%, due 06/25/34..................     1,256,857       1,247,695
     GE Capital Commercial Mortgage Corp.
       5.007%, due 12/10/37..................     7,143,456       7,004,050
     GGP Mall Properties Trust 5.007%, due
       11/15/11 (144A)(b)....................     1,345,237       1,347,089
     Greenpoint Mortgage Funding Trust
       4.598%, due 05/25/45+.................     3,061,853       3,058,557
      4.648%, due 11/25/45+..................     1,640,733       1,639,918
     GS Mortgage Security Corp. 4.541%, due
       09/25/35+.............................     2,453,951       2,415,342
     Saco I Trust 4.488%, due 10/25/33+......     2,630,552       2,632,181
     Sequoia Mortgage Trust 4.720%, due
       10/19/26+.............................       944,105         945,495
     SG Mortgage Secs Trust 4.478%, due
       09/25/35+.............................     2,101,176       2,102,477
     Small Business Administration
       Participation Certificates 4.880%, due
       11/01/24..............................     5,118,922       5,077,707

     ------------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ------------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
     Structured Asset Securities Corp.
       4.508%, due 12/25/35
       (144A)(a)+........................... $   3,199,882 $     3,201,864
     Wachovia Mortgage Loan Trust LLC
       4.488%, due 10/25/35+................     1,853,820       1,855,096
     Washington Mutual
       4.481%, due 10/25/45+................     7,046,369       7,037,320
      4.638%, due 12/25/45+.................       890,247         893,460
                                                           ---------------
                                                                51,586,567
                                                           ---------------
     ELECTRIC UTILITIES - 0.1%
     Nisource Finance Corp. 4.950%, due
       11/23/09+............................       800,000         803,353
                                                           ---------------
     FINANCIALS - DIVERSIFIED - 2.8%
     Ford Motor Credit Co.
       6.875%, due 02/01/06.................     1,700,000       1,696,377
      5.290%, due 11/16/06+.................     2,400,000       2,330,887
      5.450%, due 03/21/07+.................     4,300,000       4,096,774
     General Electric Capital Corp.
       4.480%, due 03/04/08+................     3,300,000       3,303,201
      4.520%, due 12/12/08+.................       800,000         800,386
     General Motors Acceptance Corp.
       5.240%, due 05/18/06+................     1,500,000       1,472,077
      5.050%, due 01/16/07+.................       200,000         190,075
     Goldman Sachs Group, Inc.
       4.331%, due 08/01/06+................     3,300,000       3,302,300
      4.819%, due 06/28/10+.................     4,400,000       4,420,258
     Toyota Motor Credit Corp. 4.310%, due
       09/18/06+............................     5,500,000       5,501,155
                                                           ---------------
                                                                27,113,490
                                                           ---------------
     INSURANCE - 0.1%
     Residential Reinsurance, Ltd. 9.360%,
       due 06/08/06 (144A)(a)+..............       500,000         480,225
                                                           ---------------
     MISCELLANEOUS - 0.2%
     Phoenix Quake Wind, Ltd. 6.504%, due
       07/03/08 (144A)(a)+..................     1,500,000       1,525,755
     Vita Capital, Ltd. 5.404%, due 01/01/07
       (144A)(a)+...........................       800,000         801,448
                                                           ---------------
                                                                 2,327,203
                                                           ---------------
     Total Domestic Bonds & Debt Securities
     (Cost $188,063,827)                                       187,612,545
                                                           ---------------

     FOREIGN BONDS & DEBT SECURITIES - 2.6%
     BRAZIL - 0.1%
     Federative Republic of Brazil 8.000%,
       due 01/15/18.........................     1,055,000       1,140,983
                                                           ---------------
     CANADA - 0.1%
     Government of Canada 3.000%, due
       12/01/36.............................       629,172         747,101
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      CAYMAN ISLANDS - 0.3%
      Atlantic & Western, Ltd.
       10.500%, due 01/09/07
         (144A)(b)+........................ $   2,000,000 $     2,000,500
       10.750%, due 01/09/09
         (144A)(b)+........................     1,200,000       1,197,720
                                                          ---------------
                                                                3,198,220
                                                          ---------------
      FRANCE - 1.2%
      Government of France 3.000%, due
        07/25/12(c)........................     7,597,520      10,090,116
      Republic of France 2.400%, due
        03/23/06(c)........................       390,000         459,437
      Republic of France 5.000%, due
        01/12/06...........................       390,000         462,721
                                                          ---------------
                                                               11,012,274
                                                          ---------------
      JAPAN - 0.0%
      Resona Bank, Ltd. 5.850%, due
        09/29/49 (144A)(b)+................       200,000         199,535
                                                          ---------------
      NETHERLANDS - 0.1%
      Netherlands Kingdom 6.000%, due
        01/15/06...........................       700,000         831,164
                                                          ---------------
      RUSSIA - 0.8%
      Russian Federation 5.000%/7.500% due
        03/31/30++.........................     7,200,000       8,134,200
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $25,540,350)                                       25,263,477
                                                          ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 114.1%
      Federal Home Loan Mortgage Corp.
        4.720%, due 12/15/30+..............       600,903         602,962
       4.530%, due 02/25/45+...............     6,799,101       6,845,179
      Federal National Mortgage Assoc.
        4.325%, due 09/07/06+..............    32,600,000      32,603,521
       4.375%, due 09/21/06+...............    16,500,000      16,499,555
       5.500%, due 06/01/34................       792,459         785,705
       4.529%, due 08/25/34+...............     1,976,094       1,974,603
       4.197%, due 11/01/34................     8,376,840       8,285,570
       4.747%, due 01/01/35................       802,461         799,449
       5.500%, due 03/01/35................       850,902         843,013
       5.500%, due 04/01/35................       309,774         306,902
       5.500%, due 05/01/35................       818,571         810,982
       5.500%, due 06/01/35................     1,688,519       1,672,865
       5.500%, due 07/01/35................     2,542,592       2,519,020
       5.500%, due 08/01/35................     6,276,612       6,218,423
       5.500%, due 09/01/35................     2,527,634       2,504,201
       4.526%, due 03/01/44................    15,301,366      15,400,339
       5.500%, due TBA(d)..................    39,000,000      38,622,168
      FHLMC Structured Pass Through
        Securities
        4.509%, due 08/25/31+..............       320,377         322,121
       4.526%, due 10/25/44+...............    23,626,214      23,772,834

        ----------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Inflation Index Bond
          2.375%, due 01/15/25............ $ 120,533,112 $   126,719,956
         3.625%, due 04/15/28.............    30,346,024      39,155,869
         3.875%, due 04/15/29.............    69,403,682      93,673,317
         3.375%, due 04/15/32.............     3,344,940       4,352,342
        U.S. Treasury Inflation Index Note
          3.375%, due 01/15/07............     3,373,596       3,399,428
         3.625%, due 01/15/08.............    27,080,235      27,815,436
         3.875%, due 01/15/09.............    61,833,712      65,007,575
         4.250%, due 01/15/10.............    32,886,529      35,661,363
         3.500%, due 01/15/11.............    61,973,040      66,253,084
         3.375%, due 01/15/12.............       780,206         839,179
         1.875%, due 07/15/13.............    24,137,344      23,814,893
         2.000%, due 01/15/14.............   114,392,412     113,780,298
         2.000%, due 07/15/14.............    66,776,184      66,424,073
        U.S. Treasury Note
          0.875%, due 04/15/10............    69,384,680      65,983,235
         3.000%, due 07/15/12.............    86,626,664      91,621,297
         4.250%, due 11/15/14.............    15,800,000      15,621,018
         1.625%, due 01/15/15.............    18,138,225      17,480,007
         1.875%, due 07/15/15.............    65,016,972      63,960,511
         4.500%, due 11/15/15.............    23,200,000      23,397,571
        U.S. Treasury Bond 6.625%, due
          02/15/27........................     1,500,000       1,903,478
                                                         ---------------
        Total U.S. Government & Agency
        Obligations
        (Cost $1,109,664,183)                              1,108,253,342
                                                         ---------------

        PREFERRED STOCK - 0.1%
        Federal National Mortgage Assoc.
        7.000%+ (Cost $470,000)                    9,400 $       512,300
                                                         ---------------
        OPTIONS - 0.0%
        Eurodollar Puts, Expire 03/01/06..    87,000,000               0
        Swaption Puts, Expire 01/19/2006..    94,000,000               0
                                                         ---------------
        Total Options
        (Cost $42,421)                                                 0
                                                         ---------------

        SHORT-TERM INVESTMENTS - 64.8%
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 5.2%
        Federal Home Loan Bank 3.350%, due
          01/03/06(c)..................... $  26,600,000 $    26,594,975
        Federal Home Loan Mortgage Corp.
          3.655%, due 02/28/06(c).........    23,600,000      23,439,546
        U.S Treasury Bill
          3.830%, due 03/16/06(c).........       315,000         312,515
         3.880%, due 03/16/06(c)..........        60,000          59,522
        U.S. Treasury Bill 3.926%, due
          03/02/06(c).....................        30,000          29,804
                                                         ---------------
                                                              50,436,362
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     COMMERCIAL PAPER - 48.3%
     Bank of Ireland
       3.960%, due 01/27/06 (144A)(b)........ $   3,400,000 $     3,390,276
      4.330%, due 02/23/06 (144A)(b).........    25,000,000      24,840,632
     Barclays Plc
       4.155%, due 02/21/06..................    17,000,000      16,899,934
      4.410%, due 03/29/06...................    12,200,000      12,069,978
     BNP Paribas Finance
       4.118%, due 02/21/06..................     4,400,000       4,374,331
     CBA Finance, Inc.
       4.260%, due 01/09/06..................    10,000,000       9,990,533
      4.150%, due 01/31/06...................    18,700,000      18,635,329
     Citibank NA 4.340%, due 02/23/06........    23,000,000      23,000,000
     Danske Corp.
       4.280%, due 01/09/06 (144A)(b)........    24,300,000      24,276,888
      4.150%, due 02/27/06 (144A)(b).........       300,000         298,029
     Dexia Delaware LLC
       4.280%, due 01/10/06..................     2,800,000       2,797,004
      4.160%, due 02/02/06...................    26,000,000      25,903,858
     DNB Nor Bank ASA 4.165%, due
       02/03/06..............................    26,000,000      25,900,734
     Fortis Funding LLC 3.965%, due
       01/30/06 (144A)(b)....................    25,700,000      25,617,913
     General Electric Capital Corp.
       4.140%, due 01/27/06..................    12,700,000      12,662,027
      4.170%, due 02/01/06...................    12,200,000      12,156,192
     HBOS Treasury Services PLC 4.175%,
       due 02/07/06..........................    26,000,000      25,888,435
     IXIS Commercial Paper Corp. 4.195%,
       due 02/09/06 (144A)(b)................     1,200,000       1,194,547
      4.190%, due 02/16/06 (144A)(b).........    10,300,000      10,244,855
      4.280%, due 02/22/06 (144A)(b).........    15,600,000      15,503,557
      4.440%, due 04/19/06 (144A)(b).........     2,200,000       2,170,696
     National Australia Funding, Inc. 4.290%,
       due 01/05/06 (144A)(b)................    26,600,000      26,587,321
     Rabobank USA Financial Corp. 4.290%,
       due 01/03/06..........................     3,600,000       3,599,142
     Skandinaviska Enskilda Banken 3.985%,
       due 01/05/06 (144A)(b)................       400,000         399,823
      4.170%, due 02/03/06 (144A)(b).........     2,100,000       2,091,973
     Societe Generale North America
       4.310%, due 01/03/06..................       800,000         799,808
      4.145%, due 02/01/06...................     2,900,000       2,889,649
      4.430%, due 04/20/06...................    25,700,000      25,355,285
     Svenska Handelsbanken, Inc. 4.160%,
       due 02/02/06..........................    26,000,000      25,903,858

     ---------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL PAPER - CONTINUED
     Swedish National Housing Finance Corp.
       4.340%, due 03/06/06 (144A)(b)...... $  26,000,000 $    25,799,395
     UBS Finance, Inc.
       4.290%, due 01/03/06................     3,800,000       3,799,094
      4.300%, due 01/03/06.................       900,000         899,785
      4.155%, due 02/28/06.................    24,700,000      24,534,654
     Westpac Banking Corp.
       4.055%, due 01/17/06 (144A)(b)......       300,000         299,460
      4.190%, due 02/07/06 (144A)(b).......     1,700,000       1,692,679
      4.310%, due 02/28/06 (144A)(b).......       700,000         695,139
      4.220%, due 03/02/06 (144A)(b).......    18,000,000      17,873,400
     Westpactrust Securities, Ltd. 4.440%,
       due 04/28/06 (144A)(b)..............     8,600,000       8,475,902
                                                          ---------------
                                                              469,512,115
                                                          ---------------
     REPURCHASE AGREEMENTS - 11.3%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement,
       dated 12/30/05 at 3.400% to be
       repurchased at $105,809,992 on
       01/03/06 collateralized by
       109,572,000 U.S. Treasury Note
       4.000% due 02/15/14 with a value of
       $108,224,681........................   105,800,000     105,800,000
     State Street Bank & Trust Co.,
       Repurchased Agreement,
       dated 12/30/05 at 2.000% to be
       repurchased at $3,602,800 on
       01/03/06 collateralized by 3,585,000
       FNMA 5.000% due 01/15/07 with a
       value of $3,675,557.................     3,602,000       3,602,000
                                                          ---------------
                                                              109,402,000
                                                          ---------------
     Total Short-Term Investments
     (Cost $629,350,477)                                      629,350,477
                                                          ---------------

     TOTAL INVESTMENTS - 201.4%
     (Cost $1,957,303,620)                                  1,955,705,595

     Other Assets and Liabilities (net) - (101.4%)           (984,494,557)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $   971,211,038
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermaned date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.86% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        59.48%
                 AA                                      21.64%
                 A                                       11.08%
                 BBB                                      6.44%
                 BB                                       1.36%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                   STRIKE     NUMBER OF
PUT OPTIONS                         EXPIRATION     PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures  02/24/2006   $    107.00         (67) $   (10,469)
(Written Option Premium $29,095)

                                                   STRIKE     NUMBER OF
CALL OPTIONS                        EXPIRATION     PRICE      CONTRACTS      VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures  02/24/2006   $    111.00         (67) $   (16,750)
(Written Option Premium $15,485)

SECURITY SOLD SHORT                INTEREST RATE  MATURITY    PROCEEDS       VALUE
--------------------------------------------------------------------------------------
U.S. Treasury Note                        4.25%   11/15/2013 $14,300,164  $14,465,417
U.S. Treasury Note                        3.88%    1/15/2009  12,898,193   12,469,393
                                                             -----------  -----------
                                                             $27,198,357  $26,934,810
                                                             ===========  ===========


                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 2.2%
      Badger Tobacco Asset Securitization Corp.
        6.125%, due 06/01/27................... $  295,000    $  311,001
       6.375%, due 06/01/32....................    360,000       383,378
      Badger Tobacco Asset Security Corp.
        5.750%, due 06/01/11...................  2,000,000     2,113,780
      California Infrastructure & Economic
        Development (AMBAC) 5.000%,
        due 07/01/36...........................  1,350,000     1,410,399
      California State Economic Recovery
        5.250%, due 07/01/12...................  3,300,000     3,596,637
      Clark County Nevada School District
        (FGIC) 6.970%, due
        06/15/13** (144A)(c)...................  1,000,000     1,212,920
      Energy Northwest Washington Electric
        Revenue
        5.500%, due 07/01/12...................  1,600,000     1,759,936
       7.220%, due 07/01/14** (144A)(c)........  1,000,000     1,229,360
      Florida State 5.000%, due 06/01/32.......    900,000       941,301
      Florida State Board of Education 5.000%,
        due 06/01/32...........................    400,000       417,268
      Georgia State
        6.220%, due 05/01/20** (144A)(c).......  1,000,000     1,161,660
      Golden State Tobacco Securitization Corp.
        6.250%, due 06/01/33...................    640,000       696,813
       6.750%, due 06/01/39....................  3,400,000     3,806,674
      Illinois Development Finance Authority
        (AMBAC) 6.350%, due
        02/01/33** (144A)(c)...................  3,705,000     3,881,951
      Liberty New York Development Corp.
        Revenue 5.250%, due 10/01/35...........  3,000,000     3,409,620
      New York City Municipal Water Finance
        Authority
        6.220%, due 06/15/34** (144A)(c).......  1,030,000     1,099,751
       5.000%, due 06/15/35 (144A)(c)..........    650,000       698,919
       5.000%, due 06/15/38** (144A)(c)........  2,400,000     2,579,136
      Northern Tobacco Securization Corp.
        6.500%, due 06/01/31...................    900,000       945,126
      Tacoma Washington Regional Water Supply
        Systems (MBIA Insured) 5.000%, due
        12/01/32...............................    800,000       825,880
      Texas State 4.750%, due
        04/01/35 (144A)(c).....................  2,400,000     2,431,824
      Texas State University Systems Financing
        Revenue 5.000%, due 03/15/34...........    890,000       924,915
      Tobacco Settlement Funding Corp.
        6.375%, due 06/01/32...................  1,400,000     1,535,072
       5.875%, due 05/15/39....................  2,000,000     2,098,660
       6.750%, due 06/01/39....................  1,200,000     1,339,572
       6.125%, due 06/01/42....................  1,200,000     1,258,416

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
      6.250%, due 06/01/42..................... $1,300,000   $ 1,357,655
     Tobacco Settlement Revenue Management
       6.375%, due 05/15/28....................  1,800,000     1,926,180
     Wisconsin State (MBIA Insured) 5.000%,
       due 05/01/13............................  3,000,000     3,243,990
                                                             -----------
     Total Municipals (Cost $46,701,399)                      48,597,794
                                                             -----------

     DOMESTIC BONDS & DEBT SECURITIES - 12.4%
     AEROSPACE & DEFENSE - 0.0%
     General Dynamics Corp. 2.125%, due
       05/15/06................................    325,000       322,135
                                                             -----------
     AIRLINES - 0.0%
     United Airlines, Inc. 4.090%, due
       03/02/49**(c)(d)........................    277,646       277,717
                                                             -----------
     ASSET-BACKED SECURITIES - 1.9%
     Ameriquest Mortgage Securities, Inc.
       4.939%, due 06/25/34** (144A)(c)........    758,779       760,757
     Bank One Issuance Trust 4.419%, due
       10/15/08**..............................  7,100,000     7,104,966
     Bear Stearns Asset-Backed Securities, Inc.
       4.779%, due 10/27/32**..................    102,276       102,773
     Carrington Mortgage Loan Trust 4.469%,
       due 05/25/35**..........................  2,599,733     2,601,560
     Chec Loan Trust 4.549%, due
       01/25/25**..............................  1,038,517     1,039,248
     Citigroup Mortgage Loan Trust 4.469%,
       due 05/25/35**..........................  1,383,848     1,384,930
     Countrywide Asset-Backed Certificates
       4.689%, due 03/25/34**..................    259,160       259,326
     Daimler Chrysler Auto Trust 3.750%, due
       12/08/07................................  3,761,956     3,753,176
     First NLC Trust 4.489%, due
       09/25/35**..............................  2,767,204     2,769,070
     Fremont Home Loan Trust 4.469%, due
       04/25/35**..............................    912,359       913,065
     Household Automotive Trust
       3.300%, due 05/18/09....................  1,250,000     1,239,649
      4.390%, due 05/18/09.....................  5,859,438     5,850,275
     Household Home Equity Loan Trust
       4.720%, due 10/20/32**..................    134,705       134,837
     Ixis Real Estate Capital Trust 4.459%, due
       09/25/35**..............................  3,356,506     3,358,078
     Morgan Stanley Home Equity Loans
       4.499%, due 12/25/34....................    916,735       917,327
     Nissan Auto Lease Trust 2.900%, due
       08/15/07................................  2,200,000     2,181,215
     Option One Mortgage Loan Trust 4.699%,
       due 08/25/33**..........................     72,812        72,973
     Renaissance Home Equity Loan Trust
       4.819%, due 08/25/33**..................    754,000       756,663

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
      4.559%, due 02/25/35**................... $  735,365   $   735,900
     Residential Asset Securities Corp. 4.469%,
       due 04/25/35**..........................  3,433,610     3,436,304
     SLM Student Loan Trust 2.990%, due
       12/15/22 (144A)(c)......................    910,000       892,851
     Structured Asset Securities Corp. 4.879%,
       due 05/25/32**..........................    516,233       518,891
     Vanderbilt Mortgage Finance, Inc. 6.545%,
       due 04/07/18............................     15,452        15,494
     Wachovia Asset Securitization, Inc.
       4.639%, due 06/25/33**..................    325,655       326,626
                                                             -----------
                                                              41,125,954
                                                             -----------
     AUTOMOBILES - 0.2%
     Daimler Chrysler NA Holdings 7.200%,
       due 09/01/09............................    255,000       269,890
     Ford Motor Co. 7.450%, due 07/16/31.......  4,400,000     3,014,000
                                                             -----------
                                                               3,283,890
                                                             -----------
     BANKS - 0.3%
     ABN AMRO NA Holding Capital 6.523%,
       due 12/01/49** (144A)(c)................    345,000       367,929
     ANZ Capital Trust I 5.360%, due
       12/29/49 (144A)(c)......................    525,000       519,604
     HSBC Capital Funding LP
       8.030%, due 12/29/49 (144A)(c)..........    585,000       551,708
      9.547%, due 12/31/49** (144A)(c).........    350,000       409,997
     Popular NA, Inc.
       6.125%, due 10/15/06....................    610,000       613,565
      4.700%, due 06/30/09.....................     50,000        49,158
     Rabobank Capital Fund III 5.254%, due
       12/29/49** (144A)(c)....................    370,000       363,533
     RBS Capital Trust II 6.425%, due
       12/29/49**..............................    120,000       126,352
     RBS Capital Trust III 5.512%, due
       09/29/49**..............................    815,000       811,634
     SunTrust Banks, Inc. 2.500%, due
       11/01/06................................    525,000       512,867
     US Bank NA 2.850%, due 11/15/06...........    695,000       683,674
     Westpac Capital Trust III 5.819%, due
       12/29/49** (144A)(c)....................     80,000        81,861
     Westpac Capital Trust IV 5.256%, due
       12/29/49** (144A)(c)....................    165,000       161,930
     Fleet Boston Financial Corp. 7.375%, due
       12/01/09................................     70,000        75,999
                                                             -----------
                                                               5,329,811
                                                             -----------
     CHEMICALS - 0.0%
     Dow Chemical Co. 7.375%, due
       11/01/29................................    185,000       223,576

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - CONTINUED
       ICI Wilmington, Inc. 5.625%, due
         12/01/13............................ $   340,000  $   338,959
                                                           -----------
                                                               562,535
                                                           -----------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0%
       Adjustable Rate Mortgage Trust 4.626%,
         due 05/25/35**......................   7,376,124    7,280,006
       American Home Mortgage Investment
         Trust 4.390%, due 02/25/45**........   9,529,566    9,304,844
       Bank America Mortgage Securities, Inc.
         4.829%, due 01/25/34**..............   2,492,994    2,509,885
        5.000%, due 05/25/34.................   4,536,123    4,471,818
       Bank of America Funding Corp. 4.116%,
         due 05/25/35**......................  10,635,270   10,363,745
       Bear Stearns Adjustable Rate Mortgage
         Trust
         5.348%, due 02/25/33**..............     242,668      242,368
        4.750%, due 10/25/35.................   9,887,696    9,826,167
       Bear Stearns ALT-A Trust 5.424%, due
         05/25/35**..........................   7,606,760    7,632,508
       Bear Stearns Commercial Mortgage
         Securities, Inc. 5.060%, due
         11/15/16............................     382,289      382,616
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c)..................     890,141      895,110
       Countrywide Home Loans
         4.699%, due 03/25/35**..............   6,698,687    6,691,179
        4.719%, due 06/25/35**
          (144A)(c)..........................  17,074,435   17,110,631
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17................   1,710,513    1,692,381
        2.478%, due 03/25/32**
          (144A)(c)..........................     307,579      308,553
        6.500%, due 04/25/33.................     889,809      893,481
        2.361%, due 08/25/33** (144A)(c).....     829,207      835,074
       DSLA Mortgage Loan Trust 5.387%, due
         07/19/44**..........................   7,806,364    7,886,725
       GMAC Mortgage Corp. 5.940%, due
         07/01/13............................      91,555       89,983
       GMAC Mortgage Corp. Loan Trust
         5.500%, due 09/25/34................   4,466,560    4,441,855
       Green Tree Financial Corp. 6.220%, due
         03/01/30............................     236,978      234,485
       GSR Mortgage Loan Trust
         6.000%, due 03/25/32................       7,019        7,009
        5.500%, due 11/25/35.................  10,295,396   10,331,103
       Harborview Mortgage Loan Trust 4.590%,
         due 05/19/35**......................   7,595,265    7,561,789
       Indymac ARM Trust 5.167%, due
         01/25/32**..........................       6,796        6,780

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Indymac MBS, Inc. 4.779%, due
        05/25/33**............................ $3,330,746   $  3,338,280
      Mellon Residential Funding Corp. 4.290%,
        due 07/25/29**........................     86,347         86,994
      MLCC Mortgage Investors, Inc. 4.749%,
        due 03/15/25**........................    182,695        183,517
      Morgan Stanley Dean Witter Capital
        4.920%, due 03/12/35..................    495,000        488,185
      Residential Accredit Loans, Inc.
        5.500%, due 06/25/17..................     17,048         17,047
       4.779%, due 03/25/33**.................  3,130,654      3,135,049
      Residential Funding Mortgage Securities
        4.729%, due 06/25/18**................  1,840,155      1,841,512
      Sequoia Mortgage Trust 4.720%, due
        07/20/33**............................  1,299,308      1,303,325
      Structured Asset Mortgage Investments,
        Inc.
        5.046%, due 03/25/32**................  3,289,246      3,309,815
       4.609%, due 05/25/45**.................  6,963,372      6,940,367
      Washington Mutual, Inc.
        4.649%, due 12/25/27**................  7,555,581      7,554,737
       5.139%, due 10/25/32**.................    226,738        226,190
       4.324%, due 02/27/34**.................  1,121,861      1,117,491
       4.519%, due 12/25/40**.................      9,165          9,142
       4.726%, due 06/25/42**.................  2,960,273      2,969,509
       4.563%, due 08/25/42**.................  1,232,614      1,226,782
      Wells Fargo Mortgage-Backed Securities
        Trust 4.657%, due 09/25/33**..........  7,196,975      7,071,533
                                                            ------------
                                                             151,819,570
                                                            ------------
      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      Cendant Corp. 7.125%, due 03/15/15......    240,000        269,575
                                                            ------------
      ELECTRIC UTILITIES - 0.3%
      Alabama Power Co. 2.800%, due
        12/01/06..............................    250,000        245,647
      Arizona Public Service Co. 4.650%, due
        05/15/15..............................    165,000        156,676
      Dominion Resources, Inc.
        8.125%, due 06/15/10..................    335,000        372,695
       6.300%, due 03/15/33...................    210,000        214,364
      DTE Energy Co. 6.375%, due 04/15/33.....    260,000        266,926
      Entergy Gulf States 3.600%, due
        06/01/08..............................  1,400,000      1,347,028
      FPL Group Capital, Inc. 7.625%, due
        09/15/06..............................    405,000        412,443
      Pacificorp 4.300%, due 09/15/08.........    250,000        246,291
      Pepco Holdings, Inc.
        6.450%, due 08/15/12..................     90,000         94,827
       7.450%, due 08/15/32...................    180,000        209,886

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       PSEG Power LLC
         5.500%, due 12/01/15................. $  420,000   $   417,729
        8.625%, due 04/15/31..................    245,000       323,354
       TXU Energy Co. 4.920%, due
         01/17/06**...........................    800,000       800,000
       Progress Energy, Inc. 6.850%, due
         04/15/12.............................    650,000       698,798
                                                            -----------
                                                              5,806,664
                                                            -----------
       FINANCIALS - DIVERSIFIED - 1.1%
       American General Finance Corp.
         3.000%, due 11/15/06.................    605,000       595,746
        4.500%, due 11/15/07..................    280,000       278,297
       CIT Group, Inc. 7.750%, due 04/02/12...  1,900,000     2,157,555
       Citigroup, Inc. 5.625%, due 08/27/12...  1,000,000     1,032,135
       Ford Motor Credit Co.
         7.375%, due 10/28/09.................     60,000        53,256
        5.700%, due 01/15/10..................  5,600,000     4,764,452
        7.875%, due 06/15/10..................  1,070,000       963,752
        7.000%, due 10/01/13..................  4,100,000     3,508,251
       General Electric Capital Corp.
         5.450%, due 01/15/13.................    375,000       384,684
        6.750%, due 03/15/32..................    165,000       194,329
       General Motors Acceptance Corp. 5.625%,
         due 05/15/09.........................  3,500,000     3,116,222
       Goldman Sachs Group, Inc. 5.700%, due
         09/01/12.............................     55,000        56,655
       Heller Financial, Inc. 6.375%, due
         03/15/06.............................    400,000       401,372
       Mid-State Trust - Class A 7.791%, due
         03/15/38.............................    327,676       355,460
       Mizuho Financial Group, Inc.
         8.790%, due 12/29/49** (144A)(c).....    390,000       421,858
        9.870%, due 12/31/49** (144A)(c)......    410,000       453,688
       Morgan Stanley Group, Inc. 5.300%, due
         03/01/13.............................    800,000       802,787
       Nisource Finance Corp. 6.150%, due
         03/01/13.............................    475,000       498,168
       Prudential Holding LLC 8.695%, due
         12/18/23 (144A)(c)...................    150,000       190,589
       Qwest Capital Funding, Inc. 7.750%, due
         08/15/06.............................    700,000       710,500
       SLM Corp. 5.625%, due 04/10/07.........    775,000       779,876
       Small Business Administration
         7.449%, due 08/01/10.................    670,165       713,820
        6.353%, due 03/01/11..................    142,553       148,110
        5.500%, due 10/01/18..................    167,910       170,542
                                                            -----------
                                                             22,752,104
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due 11/01/08..... $  480,000    $  465,098
                                                             ----------

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08.........    450,000       446,321
                                                             ----------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%, due
         01/30/08.............................    340,000       329,712
                                                             ----------
       HOUSEHOLD DURABLES - 0.0%
       Centex Corp. 5.700%, due 05/15/14......    280,000       277,140
       D.R. Horton, Inc. 8.500%, due
         04/15/12.............................     60,000        64,404
       KB Home 5.750%, due 02/01/14...........    430,000       407,584
                                                             ----------
                                                                749,128
                                                             ----------
       INDUSTRIALS - 0.2%
       Airgas, Inc. 9.125%, due 10/01/11......  3,400,000     3,638,000
                                                             ----------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
         6.250%, due 11/15/11.................     55,000        57,959
        5.900%, due 07/01/12..................     60,000        62,638
                                                             ----------
                                                                120,597
                                                             ----------
       MEDIA - 0.1%
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14.................    300,000       287,553
       Comcast Cable Holdings 8.375%, due
         03/15/13.............................    506,000       586,493
       Comcast Corp. 7.050%, due 03/15/33.....     75,000        81,224
       Cox Communications, Inc. 4.625%, due
         06/01/13.............................    430,000       401,195
       News America Holdings, Inc. 7.750%, due
         01/20/24.............................     25,000        28,255
       Time Warner Cos, Inc.
         9.150%, due 02/01/23.................    155,000       191,069
        8.375%, due 03/15/23..................    260,000       301,366
        7.625%, due 04/15/31..................    310,000       346,255
       News America Holdings, Inc. 8.250%, due
         08/10/18.............................    110,000       132,572
       Tele-Communications TCI Group 7.875%,
         due 02/15/26.........................    175,000       202,532
                                                             ----------
                                                              2,558,514
                                                             ----------
       OIL & GAS - 0.6%
       Duke Capital LLC.......................
        6.250%, due 02/15/13..................    375,000       391,093
        8.000%, due 10/01/19..................     55,000        65,789
       El Paso Corp. 7.750%, due 01/15/32.....  2,875,000     2,896,563
       Husky Energy, Inc. 6.150%, due
         06/15/19.............................    215,000       224,588

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Kinder Morgan Energy Partners
        7.400%, due 03/15/31................... $  225,000   $   259,962
       7.750%, due 03/15/32....................    135,000       161,613
       7.300%, due 08/15/33....................     90,000       103,330
      Magellan Midstream Partners 5.650%, due
        10/15/16...............................    385,000       388,833
      Pemex Project Funding Master Trust
        7.375%, due 12/15/14...................  1,700,000     1,892,950
       8.625%, due 02/01/22....................  2,944,000     3,635,840
      Pioneer Natural Resource 5.875%, due
        07/15/16...............................    405,000       401,860
      Transcontinental Gas Pipe Line Corp.
        8.875%, due 07/15/12 - Series B........     35,000        40,250
      Valero Energy Corp. 7.500%, due
        04/15/32...............................    225,000       274,310
      Williams Cos., Inc. (The) 6.375%, due
        10/01/10 (144A)(c).....................  2,900,000     2,910,875
                                                             -----------
                                                              13,647,856
                                                             -----------
      PAPER & FOREST PRODUCTS - 0.0%
      International Paper Co. 5.850%, due
        10/30/12...............................    115,000       116,850
                                                             -----------

      PHARMACEUTICALS - 0.0%
      Wyeth 6.450%, due 02/01/24...............    160,000       173,514
                                                             -----------
      RETAIL - MULTILINE - 0.0%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/09...........................     60,000        61,919
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.6%
      MCI, Inc. 6.688%, due 05/01/09...........  4,700,000     4,864,500
      Qwest Communications International, Inc.
        7.500%, due 02/15/14 (144A)(c).........    511,000       527,608
      Qwest Corp. 8.875%, due 03/15/12.........  1,720,000     1,947,900
      SBC Communications, Inc.
        4.125%, due 09/15/09...................  4,000,000     3,865,752
       5.100%, due 09/15/14....................    380,000       371,858
       5.625%, due 06/15/16....................    455,000       458,701
      Sprint Capital Corp. 6.900%, due
        05/01/19...............................    220,000       242,845
      Verizon Global Funding Corp. 7.375%, due
        09/01/12...............................    185,000       206,594
      Verizon New York, Inc.
       6.875%, due 04/01/12 - Series A.........    325,000       339,218
       7.375%, due 04/01/32 - Series B.........    155,000       163,438
                                                             -----------
                                                              12,988,414
                                                             -----------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      AT&T Wireless Services, Inc.
        7.875%, due 03/01/11                       260,000       292,047
       8.125%, due 05/01/12....................      5,000         5,785

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
        8.750%, due 03/01/31................. $   245,000  $    325,547
       Cingular Wireless LLC
        6.500%, due 12/15/11.................     700,000       749,981
       Nextel Communications, Inc.
        7.375%, due 08/01/15.................      70,000        73,930
                                                           ------------
                                                              1,447,290
                                                           ------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
        5.590%, due 05/17/25.................      60,000        60,119
        7.800%, due 05/15/27.................       7,000         8,895
        5.640%, due 05/17/29.................     168,000       169,321
        7.250%, due 02/15/31.................      65,000        79,096
       Union Pacific Corp. 6.625%, due
         02/01/29............................      50,000        56,644
                                                           ------------
                                                                374,075
                                                           ------------
       Total Domestic Bonds & Debt Securities
       (Cost $269,193,692)                                  268,667,243
                                                           ------------

       FOREIGN BONDS & DEBT SECURITIES - 12.5%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC
        6.750%, due 07/15/13.................     220,000       240,568
                                                           ------------
       BELGIUM - 2.9%
       Kingdom of Belgium 0.010%, due
         01/12/06............................  50,000,000    59,171,530
       Telenet Communication NV 4.640%, due
         12/30/09 (144A)(b)..................   3,300,000     3,934,726
                                                           ------------
                                                             63,106,256
                                                           ------------
       BRAZIL - 0.7%
       Federal Republic of Brazil
         5.188%, due 04/15/06**..............     424,000       424,280
        11.250%, due 07/26/07................     700,000       760,900
        11.500%, due 03/12/08................   2,140,000     2,398,940
        5.250%, due 04/15/09**...............     395,328       393,790
        10.271%, due 06/29/09**..............   1,380,000     1,595,625
        9.250%, due 10/22/10.................     400,000       448,600
        11.000%, due 01/11/12................   1,265,000     1,546,463
        5.250%, due 04/15/12**...............   3,754,775     3,683,622
        8.000%, due 01/15/18.................   3,683,000     3,983,164
        11.000%, due 08/17/40................     100,000       129,025
                                                           ------------
                                                             15,364,409
                                                           ------------
       CAYMAN ISLANDS - 0.3%
       Hutchison Whampoa International, Ltd.
         6.250%, due 01/24/14 (144A)(c)......     245,000       256,881
       Mizuho Finance 5.790%, due 04/15/14
         (144A)(c)...........................     315,000       325,952

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        CAYMAN ISLANDS - CONTINUED
        Petroleum Export, Ltd. 5.265%, due
          06/15/11 (144A)(c)................ $ 4,800,000  $ 4,759,949
                                                          -----------
                                                            5,342,782
                                                          -----------
        FRANCE - 2.4%
        AXA S.A. 8.600%, due 12/15/30.......      60,000       80,422
        France Telecom S.A.
          7.750%, due 03/01/11..............     400,000      447,255
         8.500%, due 03/01/31...............     165,000      220,823
        Republic of France
          5.000%, due 01/12/06..............  11,680,000   13,852,012
         2.179%, due 02/09/06...............  14,360,000   16,964,971
         2.386%, due 05/24/06...............   9,070,000   10,637,583
        Satbirds Finance Sarl 4.896%, due
          04/04/13 (144A)(b)................   4,000,000    4,751,872
        Sigmakalon Group BV
          4.587%, due 06/30/12* (144A)(b)...     900,000    1,044,845
         1.000%, due 09/19/12* (144A)(b)....   1,800,000    2,129,563
         1.000%, due 09/19/13* (144A)(b)....   1,800,000    2,140,885
                                                          -----------
                                                           52,270,231
                                                          -----------
        GERMANY - 0.5%
        Federal Republic of Germany 2.013%,
          due 01/18/06......................   4,200,000    4,968,911
        Kappa Jefferson 5.908%,
          due 11/29/13 (144A)(b)............   2,250,000    2,643,530
         5.908%, due 11/29/14 (144A)(b).....   2,250,000    2,643,531
                                                          -----------
                                                           10,255,972
                                                          -----------
        HONG KONG - 0.2%
        Hong Kong Government 5.125%, due
          08/01/14 (144A)(c)................   4,000,000    4,013,328
                                                          -----------
        ITALY - 0.0%
        Telecom Italia Capital 4.000%, due
          11/15/08..........................     270,000      262,018
                                                          -----------
        KOREA - 0.1%
        Industrial Bank of Korea 4.000%, due
          05/19/14** (144A)(c)..............     335,000      321,426
        Korea First Bank 7.267%, due
          03/03/34** (144A)(c)..............     240,000      262,836
        Woori Bank Korea 5.750%, due
          03/13/14** (144A)(c)..............     305,000      307,733
                                                          -----------
                                                              891,995
                                                          -----------
        LUXEMBOURG - 0.0%
        Telecom Italia Capital 4.000%, due
          01/15/10..........................     510,000      486,192
                                                          -----------
        MEXICO - 0.6%
        United Mexican States
          6.375%, due 01/16/13..............   1,185,000    1,262,025
         6.625%, due 03/03/15...............     705,000      773,738

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                   PAR            VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       --------------------------------------------------------------------

       MEXICO - CONTINUED
        8.000%, due 09/24/22................. $ 1,500,000     $ 1,854,375
        11.500%, due 05/15/26................     130,000         212,875
        8.300%, due 08/15/31.................   5,925,000       7,628,437
                                                              -----------
                                                               11,731,450
                                                              -----------
       NETHERLANDS - 3.8%
       Deutsche Telekom Finance
         5.250%, due 07/22/13................     425,000         423,393
        8.250%, due 06/15/30.................      50,000          63,783
       Kingdom of the Netherlands 2.163%, due
         02/28/06............................  64,960,000      76,654,825
       UPC Broadband Holdings 4.600%, due
         04/01/10 (144A)(b)..................   4,300,000       5,068,987
                                                              -----------
                                                               82,210,988
                                                              -----------
       NORWAY - 0.0%
       Den Norske Bank
         7.729%, due 06/29/49** (144A)(c)....     115,000         128,889
                                                              -----------
       PANAMA - 0.1%
       Republic of Panama
         9.625%, due 02/08/11................     936,000       1,097,460
        9.375%, due 07/23/12.................     410,000         481,750
        9.375%, due 01/16/23.................     880,000       1,106,600
                                                              -----------
                                                                2,685,810
                                                              -----------
       PERU - 0.2%
       Republic of Peru
         9.125%, due 01/15/08................   2,200,000       2,376,000
        9.125%, due 02/21/12.................   1,660,000       1,904,850
        9.875%, due 02/06/15.................     400,000         482,000
                                                              -----------
                                                                4,762,850
                                                              -----------
       RUSSIA - 0.5%
       Morgan Stanley (Gazprom) 9.625%, due
         03/01/13 (144A)(c)..................     130,000         157,138
       Russian Federation
         8.250%, due 03/31/10................     240,000         255,672
        11.000%, due 07/24/18................     100,000         148,593
       Russian Federation 5.000%/7.5000%,
         due 03/31/30++......................   8,165,000       9,224,409
                                                              -----------
                                                                9,785,812
                                                              -----------
       SINGAPORE - 0.0%
       United Overseas Bank, Ltd. 5.375%, due
         09/03/19** (144A)(c)................     470,000         468,966
                                                              -----------
       SOUTH AFRICA - 0.0%
       Republic of South Africa 9.125%, due
         05/19/09............................     700,000         786,625
                                                              -----------
       SWEDEN - 0.0%
       Skandinaviska Enskilda Banken 4.958%,
         due 03/29/49** (144A)(c)............     415,000         399,212

      ----------------------------------------------------------------------
      SECURITY                                     PAR            VALUE
      DESCRIPTION                                AMOUNT          (NOTE 2)
      ----------------------------------------------------------------------

      SWEDEN - CONTINUED
      Swedbank Foreningssparbanken 9.000%,
        due 12/29/49** (144A)(c).............. $   180,000     $    206,756
                                                               ------------
                                                                    605,968
                                                               ------------
      UNITED KINGDOM - 0.1%
      BP Capital Markets Plc 2.750%, due
        12/29/06..............................     380,000          372,945
      British Telecom Plc 8.125%, due
        12/15/10..............................     190,000          216,511
      HBOS Capital Funding LP 6.071%, due
        06/30/49** (144A)(c)..................      45,000           46,572
      HBOS Plc 5.375%, due 12/29/49
        (144A)(c).............................     285,000          284,903
      HBOS Treasury Services Plc 3.600%, due
        08/15/07 (144A)(c)....................     425,000          417,122
      Standard Chartered Bank 8.000%, due
        05/30/31 (144A)(b)....................     235,000          304,202
                                                               ------------
                                                                  1,642,255
                                                               ------------
      UKRAINE - 0.1%
      Republic of Ukraine
        6.875%, due 03/04/11..................     200,000          206,610
       7.650%, due 06/11/13...................     500,000          540,800
      Republic of Ukraine - Series AI 11.000%,
        due 03/15/07..........................   1,926,538        2,004,562
                                                               ------------
                                                                  2,751,972
                                                               ------------
      Total Foreign Bonds & Debt Securities
      (Cost $265,554,502)                                       269,795,336
                                                               ------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 88.7%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07..................     435,470          438,290
       4.500%, due 10/01/07...................   2,863,025        2,838,114
       7.000%, due 09/01/10...................      12,665           13,103
       6.500%, due 04/01/11...................     106,904          109,832
       6.000%, due 05/01/11...................     152,271          155,403
       2.750%, due 02/15/12...................   4,588,737        4,555,080
       5.500%, due 05/01/14...................      89,422           90,149
       6.000%, due 06/01/14...................     104,281          106,486
       6.000%, due 10/01/14...................      30,022           30,656
       6.000%, due 03/01/15...................       2,747            2,806
       5.500%, due 04/01/16...................      68,697           69,205
       4.000%, due 09/15/16...................   8,695,074        8,668,734
       5.000%, due 09/15/16...................   1,724,432        1,723,775
       3.500%, due 03/15/17...................  15,474,791       15,326,538
       5.000%, due 06/15/18...................   1,123,436        1,122,763
       5.500%, due 09/01/19...................   5,282,336        5,316,822
       5.000%, due 08/01/20...................     216,686          214,614
       6.000%, due 03/01/21...................     741,291          755,498
       6.000%, due 01/01/22...................   2,747,515        2,800,174
       6.000%, due 10/01/22...................   9,364,130        9,536,346

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                               PAR           VALUE
          DESCRIPTION                          AMOUNT         (NOTE 2)
          ---------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
           6.000%, due 12/01/22............. $   545,945    $    555,986
           6.000%, due 02/01/23.............     825,966         841,157
           5.500%, due 03/01/23.............   2,963,350       2,966,653
           6.000%, due 04/01/23.............     452,523         460,582
           5.625%, due 11/15/23**...........   1,785,916       1,878,389
           6.500%, due 01/15/24.............     145,000         151,274
           5.803%, due 01/01/29**...........   3,649,497       3,765,496
           4.969%, due 05/15/29**...........     587,239         590,651
           6.500%, due 06/01/29.............       4,349           4,474
           6.000%, due 12/15/29.............     188,240         188,032
           5.925%, due 11/01/31**...........     294,581         295,688
           3.500%, due 07/15/32.............     614,428         589,217
           5.210%, due 08/01/32**...........   2,872,732       2,883,172
           4.619%, due 07/15/34**...........     943,569         946,183
           5.500%, due 05/01/35.............  54,240,678      53,771,723
           5.000%, due 08/01/35.............  10,493,740      10,162,531
           5.000%, due 09/01/35.............   4,387,202       4,248,730
           4.730%, due 07/25/44**...........  47,003,941      47,732,450
           4.526%, due 10/25/44**...........   8,753,319       8,807,640
                                                            ------------
                                                             194,714,416
                                                            ------------
          Federal National Mortgage Assoc.
            4.376%, due 09/22/06**..........  36,600,000      36,599,122
           5.500%, due 01/01/08.............      32,053          32,308
           5.500%, due 03/01/08.............      19,892          20,081
           5.500%, due 10/01/08.............      63,181          63,459
           6.090%, due 10/01/08.............     409,735         417,763
           5.500%, due 11/01/08.............     126,277         127,384
           6.000%, due 11/01/08.............      18,367          18,797
           5.500%, due 12/01/08.............     881,878         889,608
           5.500%, due 01/01/09.............     419,022         422,695
           5.500%, due 02/01/09.............     427,363         431,109
           5.500%, due 03/01/09.............      22,540          22,754
           6.500%, due 03/01/09.............       4,446           4,506
           5.500%, due 04/01/09.............     562,722         568,063
           5.500%, due 07/01/09.............     344,302         347,333
           5.500%, due 08/01/09.............     236,065         238,306
           4.000%, due 08/25/09.............   5,318,219       5,294,449
           5.500%, due 11/01/10.............     355,666         356,274
           5.500%, due 12/01/10.............       1,923           1,940
           5.500%, due 02/01/11.............     215,472         217,240
           5.500%, due 03/01/11.............     605,333         610,332
           5.500%, due 04/01/11.............       8,033           8,099
           7.000%, due 04/01/11.............      74,700          77,193
           5.500%, due 05/01/11.............     682,138         687,734
           7.000%, due 05/01/11.............      34,823          35,799
           5.500%, due 06/01/11.............     150,898         152,135
           5.500%, due 07/01/11.............     120,625         121,770
           4.500%, due 08/25/11.............  17,009,201      16,972,910
           5.500%, due 10/01/12.............     128,620         129,675

               ------------------------------------------------------------------
               SECURITY                           PAR               VALUE
               DESCRIPTION                      AMOUNT             (NOTE 2)
               ------------------------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.500%, due 08/01/13......... $   21,483          $   21,665
                5.500%, due 09/01/13.........    203,165             204,885
                5.500%, due 10/01/13.........     24,484              24,691
                5.500%, due 11/01/13.........    439,556             443,277
                8.000%, due 11/01/13.........     38,989              40,184
                5.500%, due 12/01/13.........  1,790,241           1,805,397
                6.500%, due 12/01/13.........     26,967              27,740
                5.500%, due 01/01/14.........  1,049,296           1,057,923
                5.500%, due 02/01/14.........  8,382,094           8,452,835
                5.500%, due 03/01/14.........    867,046             874,156
                5.500%, due 04/01/14.........  1,268,820           1,279,349
                5.000%, due 04/25/14.........  6,146,899           6,134,332
                5.500%, due 05/01/14.........    174,435             175,852
                5.500%, due 06/01/14.........    157,253             158,530
                5.500%, due 07/01/14.........    427,888             431,363
                5.500%, due 08/01/14.........    491,688             495,681
                8.000%, due 08/01/14.........     12,401              13,063
                5.500%, due 09/01/14.........  1,538,629           1,551,656
                5.500%, due 10/01/14.........    271,117             273,412
                5.500%, due 12/01/14.........    260,799             262,984
                5.500%, due 08/01/15.........    205,219             206,956
                5.500%, due 02/01/16.........     37,082              37,365
                5.500%, due 03/01/16.........    223,662             225,372
                5.500%, due 04/01/16.........    697,222             702,565
                6.500%, due 04/01/16.........    280,775             288,931
                5.500%, due 05/01/16.........    465,261             469,116
                5.500%, due 06/01/16.........    508,742             512,631
                6.500%, due 06/01/16**.......    133,626             137,508
                6.500%, due 07/01/16.........    382,314             393,420
                6.500%, due 08/01/16.........     19,994              20,575
                6.000%, due 09/01/16.........     86,192              88,135
                6.500%, due 09/01/16.........    135,656             139,596
                6.500%, due 10/01/16.........    277,225             285,278
                5.500%, due 11/01/16.........    336,300             338,870
                6.500%, due 02/01/17.........    169,815             174,748
                6.000%, due 03/01/17.........     68,645              70,191
                6.000%, due 04/01/17.........     98,100             100,310
                3.500%, due 04/25/17.........  3,617,958           3,582,623
                6.000%, due 06/01/17.........    118,965             121,644
                6.000%, due 07/01/17.........    156,270             159,789
                6.500%, due 07/01/17.........    212,676             218,576
                6.500%, due 10/01/17.........     55,517              57,057
                5.500%, due 11/01/17.........  5,066,668           5,103,272
                5.000%, due 02/01/18.........    138,208             136,971
                5.000%, due 05/01/18.........     16,547              16,399
                5.000%, due 07/01/18.........    437,737             433,819
                5.000%, due 11/01/18.........     71,457              70,817
                5.000%, due 12/01/18.........    672,720             666,700
                6.000%, due 12/01/18.........     88,598              90,326

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               ---------------------------------------------------------------
               SECURITY                           PAR               VALUE
               DESCRIPTION                      AMOUNT             (NOTE 2)
               ---------------------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.000%, due 02/01/19......... $ 1,235,847        $ 1,224,788
                5.000%, due 03/01/19.........      84,322             83,491
                5.000%, due 04/01/19.........     793,233            785,409
                5.000%, due 06/01/19.........     433,615            429,803
                5.000%, due 07/01/19.........     953,802            944,395
                5.000%, due 09/01/19.........   3,485,770          3,451,391
                5.000%, due 10/01/19.........      97,723             96,759
                5.000%, due 11/01/19.........     133,948            132,627
                5.000%, due 12/01/19.........     511,182            506,144
                5.000%, due 01/01/20.........     641,902            635,494
                5.000%, due 02/01/20.........      88,315             87,444
                5.000%, due 03/01/20.........     189,520            187,612
                6.000%, due 06/01/22.........   8,312,160          8,460,806
                6.000%, due 09/01/22.........   2,299,684          2,341,323
                6.000%, due 10/01/22.........   1,455,251          1,481,275
                6.000%, due 01/01/23.........   2,650,223          2,697,617
                5.500%, due 06/01/23.........   3,551,745          3,553,558
                5.500%, due 03/01/25.........   4,846,014          4,848,488
                8.000%, due 10/01/25.........      10,753             11,485
                5.073%, due 10/01/28**.......     852,884            862,555
                6.000%, due 06/01/29.........      79,691             80,699
                5.500%, due 07/01/30.........     568,247            564,667
                7.500%, due 09/01/30.........       4,067              4,264
                7.011%, due 02/01/31**.......   1,767,491          1,783,842
                5.650%, due 09/01/31**.......     404,178            414,888
                4.770%, due 09/18/31**.......   2,466,917          2,484,027
                5.279%, due 04/25/32**.......     984,547          1,009,443
                5.454%, due 07/01/32**.......     383,905            380,102
                5.451%, due 09/01/32**.......   1,206,486          1,203,992
                5.500%, due 10/01/32.........     724,321            719,447
                4.802%, due 11/01/32**.......   1,752,320          1,752,909
                5.500%, due 11/01/32.........   1,115,187          1,107,683
                5.500%, due 12/01/32.........   2,797,772          2,778,947
                5.500%, due 01/01/33.........     972,322            965,779
                5.500%, due 03/01/33.........     325,910            323,621
                5.500%, due 06/01/33.........     463,805            460,549
                5.500%, due 07/01/33.........     440,918            437,822
                5.500%, due 08/01/33.........     717,100            712,065
                5.500%, due 02/01/34.........     430,532            427,510
                6.000%, due 02/01/34.........     734,865            742,767
                5.500%, due 03/01/34.........  11,245,770         11,149,933
                5.500%, due 04/01/34.........   1,002,581            994,037
                5.500%, due 05/01/34.........     573,409            568,522
                5.500%, due 06/01/34.........   2,185,418          2,166,793
                5.500%, due 07/01/34.........  13,788,959         13,671,449
                4.994%, due 09/01/34**.......  10,386,160         10,298,292
                5.393%, due 09/01/34**.......     704,177            706,808
                5.500%, due 09/01/34.........     155,232            153,909
                6.000%, due 09/01/34.........     324,600            327,770
                5.500%, due 10/01/34.........   9,224,552          9,145,941
                4.198%, due 11/01/34.........  28,481,255         28,170,938

        -----------------------------------------------------------------
        SECURITY                                PAR            VALUE
        DESCRIPTION                           AMOUNT          (NOTE 2)
        -----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 11/01/34.............. $  9,143,933   $    9,066,009
         6.000%, due 11/01/34..............    7,476,028        7,549,051
         4.801%, due 12/01/34**............    6,831,702        6,816,032
         4.831%, due 12/01/34**............   18,521,732       18,427,280
         5.500%, due 12/01/34..............   13,931,908       13,813,180
         5.500%, due 01/01/35..............    3,186,890        3,159,287
         5.500%, due 02/01/35..............  127,980,858      126,887,416
         5.500%, due 03/01/35..............   28,941,384       28,681,914
         5.500%, due 04/01/35..............    7,338,747        7,270,711
         5.500%, due 05/01/35..............   18,015,366       17,860,334
         5.500%, due 06/01/35..............   60,643,674       60,081,458
         5.000%, due 07/01/35..............      796,965          772,475
         5.500%, due 07/01/35..............   46,443,284       46,012,717
         5.000%, due 08/01/35..............    4,265,004        4,133,944
         5.500%, due 08/01/35..............   62,955,743       62,372,092
         5.000%, due 09/01/35..............   11,979,735       11,611,608
         5.500%, due 09/01/35..............   66,832,939       66,213,343
         5.000%, due 10/01/35..............    5,151,702        4,993,394
         5.500%, due 10/01/35..............   18,980,641       18,804,675
         1.499%, due 11/01/35..............    4,284,040        4,283,766
         5.000%, due 11/01/35..............   39,246,641       38,040,625
         5.500%, due 11/01/35..............   32,172,550       31,874,284
         5.000%, due 12/01/35..............    2,356,854        2,284,430
         5.500%, due 12/01/35..............    7,255,775        7,188,488
         5.275%, due 12/01/36**............    2,102,692        2,110,449
         4.363%, due 08/01/41**............   10,035,137       10,141,558
         4.413%, due 09/01/41**............    5,667,002        5,740,583
         4.363%, due 07/01/42**............    5,189,789        5,230,097
         4.362%, due 08/01/42**............    2,106,132        2,122,479
         4.363%, due 08/01/42**............    2,475,234        2,493,361
         4.363%, due 10/01/44..............    6,899,626        6,959,929
         5.000%, due TBA(a)................   71,000,000       68,786,562
         5.500%, due TBA(a)................  444,100,000      439,776,477
         6.000%, due TBA(a)................    4,000,000        4,093,752
                                                           --------------
                                                            1,377,633,012
                                                           --------------
        Federal National Mortgage Assoc.,
          REMIC
          6.000%, due 12/25/30.............      961,614          959,335
         4.540%, due 05/25/34**............      606,248          604,580
                                                           --------------
                                                                1,563,915
                                                           --------------
        Government National Mortgage Assoc.
          8.250%, due 02/15/09.............       18,045           18,484
         6.000%, due 04/15/14..............       98,687          101,397
         4.375%, due 02/20/22**............       52,016           52,392
         4.375%, due 04/20/22**............        7,702            7,727
         4.375%, due 01/20/23**............      116,326          117,166
         7.000%, due 10/15/23..............       78,600           82,788
         7.500%, due 01/15/26..............       43,705           46,091
         4.125%, due 01/20/26**............       56,228           56,750
         4.375%, due 02/20/26**............       54,197           54,686

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         4.375%, due 05/20/26**............. $    94,699  $    94,961
         4.125%, due 11/20/26**.............      45,185       45,652
         4.375%, due 01/20/27**.............      33,441       33,722
         4.375%, due 02/20/27**.............      43,436       43,742
         4.375%, due 06/20/27**.............      35,775       35,905
         4.750%, due 08/20/27**.............     269,452      271,424
         4.500%, due 09/20/27**.............     193,419      193,166
         4.125%, due 11/20/27**.............     213,409      215,253
         4.250%, due 02/20/28**.............      79,828       80,050
         4.250%, due 03/20/28**.............      76,256       76,447
         4.375%, due 05/20/28**.............      38,225       38,382
         4.125%, due 10/20/28**.............      64,884       65,266
         4.375%, due 04/20/29**.............      91,854       92,200
         4.875%, due 04/20/29**.............      73,495       74,362
         4.375%, due 05/20/29**.............      91,719       92,242
         4.500%, due 07/20/29**.............      95,811       95,876
         4.500%, due 08/20/29**.............      83,511       83,506
         4.500%, due 09/20/29**.............     190,114      190,013
         4.125%, due 10/20/29**.............      64,708       65,179
         4.250%, due 01/20/30**.............     320,412      320,827
         4.375%, due 04/20/30**.............     227,671      229,208
         4.375%, due 05/20/30**.............     278,737      280,618
         4.375%, due 06/20/30**.............     120,615      121,250
         4.125%, due 10/20/30**.............      24,042       24,209
         4.125%, due 11/20/30**.............     354,089      355,859
         4.125%, due 12/20/30**.............      12,761       12,850
         7.500%, due 04/15/31...............   6,290,589    6,810,360
         4.375%, due 04/20/31**.............     251,927      253,663
         4.500%, due 08/20/31**.............      39,163       39,220
         4.500%, due 10/20/31**.............       8,196        8,279
         3.750%, due 03/20/32**.............       6,278        6,238
         4.375%, due 04/20/32**.............      22,594       22,739
         4.500%, due 04/20/32**.............      76,476       76,796
         4.375%, due 05/20/32**.............     288,115      289,392
         5.000%, due 07/20/32**.............      69,510       70,402
         4.000%, due 03/20/33**.............      74,376       74,286
         4.500%, due 09/20/33**.............     663,374      661,627
                                                          -----------
                                                           12,082,652
                                                          -----------
        Government National Mortgage Assoc.,
          REMIC
          4.870%, due 02/16/30**............      79,977       80,705
         4.670%, due 01/16/31**.............     296,784      298,057
                                                          -----------
                                                              378,762
                                                          -----------
        U.S. Treasury Bond
          8.750%, due 05/15/17..............  34,200,000   46,974,247
         8.125%, due 08/15/19...............  20,580,000   27,926,113
         6.125%, due 11/15/27...............   1,700,000    2,051,955
                                                          -----------
                                                           76,952,315
                                                          -----------

         --------------------------------------------------------------
         SECURITY                             SHARES/        VALUE
         DESCRIPTION                        PAR AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         U.S. Treasury Inflation Index Note
           3.875%, due 01/15/09............ $    485,824 $      510,761
          1.875%, due 07/15/13.............    7,916,996      7,811,233
          2.000%, due 07/15/14.............   12,046,494     11,982,972
                                                         --------------
                                                             20,304,966
                                                         --------------
         U.S. Treasury Note
           2.500%, due 10/31/06............   13,000,000     12,803,479
          3.875%, due 09/15/10.............   49,940,000     48,915,880
          4.250%, due 08/15/13.............   32,200,000     31,922,050
          4.250%, due 11/15/13.............   38,000,000     37,649,716
          4.250%, due 08/15/14.............   45,100,000     44,620,858
          4.250%, due 11/15/14.............   56,845,000     56,201,060
          1.875%, due 07/15/15.............    6,451,515      6,346,684
                                                         --------------
                                                            238,459,727
                                                         --------------
         Total U.S. Government & Agency Obligations
         (Cost $1,929,975,509)                            1,922,089,765
                                                         --------------

         PREFERRED STOCK - 0.1%
         ING Capital Funding Trust III,
           8.439%**........................      200,000        227,642
         Federal National Mortgage Assoc.,
           7.00%**.........................       27,500      1,498,750
         Home Ownership Funding, 13.331%/
           1.000%+++ (144A)(b).............        2,500        691,484
                                                         --------------
         Total Preferred Stock
         (Cost $2,587,578)                                    2,417,876
                                                         --------------
         RIGHTS - 0.0%
         United Mexican States, due
           06/01/07*(e)....................    1,500,000         39,375
         United Mexican States, due
           06/30/2006*(e)..................    1,500,000         30,825
                                                         --------------
         Total Rights
         (Cost $0)                                               70,200
                                                         --------------

         OPTIONS - 0.1%
         Currency Swap JPY Calls, Expire
           12/11/2006......................    5,300,000         46,322
         Eurodollar Puts, Expire 12/18/06..    4,495,000         11,238
         Swaption Calls, Expire 04/04/06...   24,500,000         13,597
         Swaption Calls, Expire 06/02/06...   10,400,000         46,332
         Swaption Calls, Expire 08/08/06...  137,400,000        511,265
         Swaption Calls, Expire 10/04/06...   18,400,000         44,988
         Swaption Calls, Expire 10/12/06...    1,479,000        211,497
         Swaption Puts, Expire 10/18//06...   74,300,000        205,960
                                                         --------------
         Total Options (Cost $1,904,103)                      1,091,199
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 15.7%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 3.0%
       Federal Home Loan Bank 3.350%, due
         01/03/06+............................ $59,600,000  $ 59,588,742
       U.S. Treasury Bill
        3.921%, due 03/02/06+.................      20,000        19,869
        3.830%, due 03/16/06+.................   6,195,000     6,146,171
                                                            ------------
                                                              65,754,782
                                                            ------------
       COMMERCIAL PAPER - 11.2%
       Cox Communications, Inc. 4.669%, due
         01/17/06 (144A)(c)...................   6,700,000     6,700,000
       Ixis Commercial Paper Corp. 3.850%, due
         01/18/06 (144A)(c)...................  18,200,000    18,166,911
       Rabobank USA Financial Corp. 4.290%,
         due 01/03/06.........................  59,500,000    59,485,819
       Skandinaviska Enskilda Banken
       4.070%, due 01/19/06 (144A)(c).........     400,000       399,186
       4.210%, due 02/09/06 (144A)(c).........  19,400,000    19,311,520
       Societe Generale North America 4.310%,
         due 01/03/06.........................  59,500,000    59,485,753
       UBS Finance (Delaware) LLC 3.960%, due
         01/27/06.............................   5,900,000     5,883,126
       UBS Finance, Inc.
        4.190%, due 01/03/06..................     100,000        99,977
        4.290%, due 01/03/06..................  58,400,000    58,386,081
        4.300%, due 01/03/06..................     800,000       799,809
       Westpac Banking Corp. 4.315%, due
         03/01/06 (144A)(c)...................  14,100,000    14,000,288
                                                            ------------
                                                             242,718,470
                                                            ------------

       REPURCHASE AGREEMENT - 1.5%
       Lehman Brothers, Inc., Repurchase
         Agreement, dated 12/30/05 at 3.25%
         to be repurchased at $17,001,535 on
         01/03/06 collateralized by
         $17,835,000 U.S. Treasury Bill 4.070%
         due 01/26/06 with a value of
         $17,333,714..........................  17,000,000    17,000,000
       Lehman Brothers, Inc., Repurchase
         Agreement, dated 12/30/05 at 3.40%
         to be repurchased at $11,201,058 on
         01/03/06 collateralized by $8,750,000
         U.S. Treasury Note 4.25% due
         01/15/10 with a value of
         $11,235,786..........................  11,200,000    11,200,000

     ------------------------------------------------------------------------
     SECURITY                                    PAR              VALUE
     DESCRIPTION                                AMOUNT           (NOTE 2)
     ------------------------------------------------------------------------

     REPURCHASE AGREEMENT - CONTINUED
     State Street Bank & Trust Co.,
       Repurchased Agreement, dated
       12/30/05 at 2.000% to be
       repurchased at $4,360,969 on
       01/03/06 collateralized by $4,340,000
       FNMA 5.000% due 01/15/07 with a
       value of $4,449,628.................. $  4,360,000    $     4,360,000
                                                             ---------------
                                                                  32,560,000
                                                             ---------------
     Total Short-Term Investments
     (Cost $341,033,252)                                         341,033,252
                                                             ---------------

     TOTAL INVESTMENTS - 131.7%
     (Cost $2,856,950,035)                                     2,853,762,665

     Other Assets and Liabilities (net) - (31.7%)               (686,838,057)
                                                             ---------------

     TOTAL NET ASSETS - 100.0%                               $ 2,166,924,608
                                                             ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 1.17% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Security is in default.

(e) Illiquid securities representing in the aggregate 0.00% of net assets.

AMBAC - Ambac Indemnity Corporation

FNMA - Federal National Mortgage Association

FGIC - Financial Guaranty Insurance Corporation

MBIA - Municipal Bond Insurance Association

REMIC - Real Estate Mortgage Investment Conduit

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                        PERCENT
                                                          OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               -------------------------------------------------
                  AAA/Government/Government Agency       83.05%
                  AA                                      3.67%
                  A                                       7.80%
                  BBB                                     3.22%
                  BB                                      1.73%
                  B                                       0.53%
                                                        ------
                  Total:                                100.00%
                                                        ======

                                               STRIKE   NUMBER OF
PUT OPTIONS                         EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
U.S. Treasury Note 10YR Future      02/24/2006 $107.00        (115) $   (17,969)
                                                                    -----------
(Written Option Premium $26,579)                                    $   (17,969)
                                                                    ===========

                                               STRIKE   NUMBER OF
CALL OPTIONS                        EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
Swap Option 3 Month LIBOR           06/02/2006    4.00 (25,200,000) $   (10,937)
Swaption                            10/04/2006    4.54  (7,800,000)     (53,485)
U.S. Treasury Note 10YR Future      02/24/2006  111.00        (115)     (28,750)
Swap Option 3 Month LIBOR           04/04/2006    4.54 (10,500,000)     (20,443)
OTC 3 Month LIBOR                   06/10/2012    4.30 (63,700,000)    (255,373)
OTC 3 Month LIBOR                   10/18/2006    4.56 (32,000,000)    (239,424)
Swaption                            08/08/2006    4.78 (59,200,000)    (562,992)
                                                                    -----------
(Written Option Premium $1,840,502)                                 $(1,171,404)
                                                                    ===========

                                 INTEREST
 SECURITIES SOLD SHORT             RATE    MATURITY    PROCEEDS      VALUE
 -----------------------------------------------------------------------------
 U.S. Treasury Note                3.25%  08/15/2007 $ 28,694,601 $ 28,484,583
 U.S. Treasury Note                3.00%  11/15/2007   29,213,638   29,261,730
 U.S. Treasury Note                4.00%  11/15/2012   26,902,655   27,112,483
 U.S. Treasury Note                3.88%  02/15/2013    7,202,565    7,077,868
 U.S. Treasury Note                3.63%  05/15/2013   61,250,921   61,921,220
 Federal National Mortgage Corp.   5.00%         TBA   39,534,570   39,718,750
                                                     -------------------------
                                                     $192,798,950 $193,576,634
                                                     =========================

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      ----------------------------------------------------------------------

      COMMON STOCKS - 98.9%
      AEROSPACE & DEFENSE - 0.1%
      AAR Corp.*(a)..................................  1,926 $     46,128
      Triumph Group, Inc.*...........................    623       22,808
                                                             ------------
                                                                   68,936
                                                             ------------
      AIR FREIGHT & LOGISTICS - 0.1%
      ABX Air, Inc.*.................................  4,458       34,906
                                                             ------------
      AIRLINES - 0.7%
      Alaska Air Group, Inc.*(a).....................  4,059      144,987
      ExpressJet Holdings, Inc.*..................... 19,563      158,265
      World Air Holdings, Inc.*......................  1,697       16,325
                                                             ------------
                                                                  319,577
                                                             ------------
      AUTO COMPONENTS - 2.2%
      BorgWarner, Inc................................  5,504      333,707
      Noble International, Ltd.(a)...................  1,213       25,279
      Tenneco Automotive, Inc.*(a)................... 28,067      550,394
      Titan International, Inc.(a)...................  2,359       40,693
      Visteon Corp.*.................................  3,452       21,610
                                                             ------------
                                                                  971,683
                                                             ------------
      AUTOMOBILES - 2.0%
      Autoliv, Inc................................... 19,693      894,456
                                                             ------------
      BANKS - 2.0%
      Anchor BanCorp Wisconsin, Inc..................  1,761       53,429
      Center Financial Corp..........................    461       11,599
      City Holding Co................................  1,148       41,270
      Corus Bankshares, Inc.(a)......................  6,028      339,195
      First Regional Bancorp.*.......................    122        8,241
      Independent Bank Corp.(a)......................  1,422       38,721
      IndyMac Bancorp, Inc.(a).......................  4,300      167,786
      Lakeland Financial Corp.(a)....................    100        4,038
      Provident Financial Holdings, Inc..............    402       10,573
      R&G Financial Corp. - Class B(a)............... 14,569      192,311
      Republic Bancorp, Inc. - Class A(a)............    374        8,022
      Southwest Bancorp, Inc.........................    799       15,980
                                                             ------------
                                                                  891,165
                                                             ------------
      BIOTECHNOLOGY - 0.1%
      ArQule, Inc.*(a)...............................  2,208       13,513
      Charles River Laboratories International, Inc.*    158        6,694
      Diversa Corp.*(a)..............................  3,550       17,040
      Incyte Corp.*(a)...............................  2,667       14,242
                                                             ------------
                                                                   51,489
                                                             ------------
      BUILDING PRODUCTS - 0.8%
      Huttig Building Producs, Inc.*(a)..............  1,808       15,187
      Louisiana-Pacific Corp......................... 10,300      282,941
      Universal Forest Products, Inc.................  1,503       83,041
                                                             ------------
                                                                  381,169
                                                             ------------
      CHEMICALS - 0.1%
      NewMarket Corp.*...............................  2,000       48,920
                                                             ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Administaff, Inc.(a).....................   8,764 $    368,526
         Arbitron, Inc............................   6,556      248,997
         CCC Information Services Group, Inc.*(a).     785       20,583
         Consolidated Graphics, Inc.*.............   2,373      112,338
         Darling International, Inc.*(a)..........   4,064       16,134
         Education Management Corp.*..............   6,232      208,834
         Labor Ready, Inc.*.......................   9,675      201,433
         NCO Group, Inc.*.........................     993       16,802
         Rent-A-Center, Inc.*.....................  28,150      530,909
         Spherion Corp.*..........................   2,300       23,023
         StarTek, Inc.(a).........................   1,900       34,200
         Steelcase, Inc. - Class A(a).............   6,930      109,702
         TeleTech Holdings, Inc.*(a)..............   7,483       90,170
                                                           ------------
                                                              1,981,651
                                                           ------------
         COMMUNICATIONS EQUIPMENT - 2.6%
         Brocade Communications Systems, Inc.*.... 143,833      585,400
         CenturyTel, Inc..........................  15,469      512,952
         Methode Electronics, Inc.................   3,744       37,328
         NETGEAR, Inc.*(a)........................     556       10,703
                                                           ------------
                                                              1,146,383
                                                           ------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
         Commonwealth Telephone Enterprises, Inc..   2,006       67,743
                                                           ------------
         COMPUTERS & PERIPHERALS - 2.1%
         Catapult Communications Corp.*(a)........   2,243       33,174
         Emulex Corp.*............................  40,589      803,256
         MTS Systems Corp.........................     700       24,248
         Systemax, Inc.*(a).......................   2,477       15,457
         TTM Technologies, Inc.*(a)...............   7,120       66,928
                                                           ------------
                                                                943,063
                                                           ------------
         CONTAINERS & PACKAGING - 0.6%
         Graphic Packaging Corp.*(a)..............   2,629        5,994
         Greif, Inc. - Class A(a).................   3,799      251,798
                                                           ------------
                                                                257,792
                                                           ------------
         EDUCATION - 0.9%
         Career Education Corp.*..................  11,844      399,380
                                                           ------------
         ELECTRIC SERVICES - 0.4%
         Alliant Energy Corp......................     574       16,095
         Black Hills Corp.........................   4,198      145,293
         Puget Energy, Inc........................     424        8,658
                                                           ------------
                                                                170,046
                                                           ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
         Analogic Corp.(a)........................   1,620       77,517
         Checkpoint Systems, Inc.*................   3,690       90,958
         FEI Co.*(a)..............................     568       10,889
         OmniVision Technologies, Inc.*(a)........  18,409      367,444

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          Sigmatel, Inc.*(a)...................... 10,240 $    134,144
          Stoneridge, Inc.*.......................  2,270       15,027
                                                          ------------
                                                               695,979
                                                          ------------
          ENERGY EQUIPMENT & SERVICES - 0.1%
          Energen Corp............................    198        7,191
          TransMontaigne, Inc.*(a)................  6,669       44,016
                                                          ------------
                                                                51,207
                                                          ------------
          FINANCIAL SERVICES - 6.8%
          Accredited Home Lenders Holding Co.*(a).  7,640      378,791
          Affiliated Managers Group, Inc.*(a)..... 11,147      894,547
          Asset Acceptance Capital Corp.*.........  1,632       36,655
          ASTA Funding, Inc.(a)...................  1,130       30,894
          Calamos Asset Management, Inc. - Class A  1,604       50,446
          CompuCredit Corp.*(a)...................  9,000      346,320
          Delphi Financial Group, Inc.............  3,150      144,931
          Eaton Vance Corp........................  8,402      229,879
          Firstfed Financial Corp.*(a)............ 12,206      665,471
          Student Loan Corp.......................     13        2,720
          Triad Guaranty, Inc.*...................    788       34,664
          Westcorp................................  2,500      166,525
          World Acceptance Corp.*.................  2,260       64,410
                                                          ------------
                                                             3,046,253
                                                          ------------
          FOOD RETAILERS - 1.3%
          American Italian Pasta Co. - Class A(a).  2,300       15,640
          Domino's Pizza, Inc..................... 14,267      345,261
          Ingles Markets, Inc.....................    884       13,835
          Nash Finch Co.(a).......................  8,897      226,696
                                                          ------------
                                                               601,432
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
          Candela Corp.*(a).......................    964       13,920
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       19,796
          Medical Action Industries, Inc.*........    556       11,365
          Mentor Corp.(a).........................  2,621      120,776
          Respironics, Inc.*...................... 13,644      505,783
                                                          ------------
                                                               671,640
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 3.2%
          Alderwoods Group, Inc.*.................  5,933       94,157
          American Dental Partners, Inc.*(a)......    697       12,602
          AMN Healthcare Services, Inc.*..........  4,680       92,570
          Genesis HealthCare Corp.*(a)............  5,005      182,783
          Geo Group, Inc. (The)*(a)...............  1,869       42,856
          Manor Care, Inc......................... 23,816      947,162
          OCA, Inc.*(a)...........................  1,000          400
          Odyssey Healthcare, Inc.*(a)............  2,826       52,677
                                                          ------------
                                                             1,425,207
                                                          ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Denny's Corp.*(a)............................. 10,431 $     42,037
       Dover Downs Gaming & Entertainment, Inc.......  1,000       14,150
       Luby's, Inc.*(a)..............................  3,033       40,339
       MTR Gaming Group, Inc.*(a)....................  3,396       35,352
                                                             ------------
                                                                  131,878
                                                             ------------
       HOUSEHOLD DURABLES - 0.2%
       Blout International, Inc.*....................  1,824       29,056
       Hooker Furniture Corp.(a).....................    200        3,430
       Kimball International, Inc. - Class B(a)......  1,603       17,040
       Select Comfort Corp.*(a)......................  1,136       31,070
                                                             ------------
                                                                   80,596
                                                             ------------
       HOUSEHOLD PRODUCTS - 0.2%
       Blyth, Inc.(a)................................  4,398       92,138
                                                             ------------
       INSURANCE - 9.4%
       Affirmative Insurance Holdings, Inc.(a).......  1,121       16,355
       American Equity Investment Life Holding Co.(a) 14,178      185,023
       American Physicians Capital, Inc.*............  1,307       59,848
       Amerus Group Co.(a)........................... 15,946      903,660
       CNA Surety Corp.*(a)..........................    700       10,199
       Commerce Group, Inc. (The)....................  3,147      180,260
       Direct General Corp.(a).......................  1,657       28,003
       FPIC Insurance Group, Inc.*(a)................    409       14,192
       HCC Insurance Holdings, Inc................... 24,582      729,594
       Infinity Property & Casualty Corp.............  2,342       87,146
       IPC Holdings, Ltd.(a).........................     98        2,683
       Midland Co. (The).............................    700       25,228
       National Interstate Corp......................    607       11,576
       Presidential Life Corp........................    200        3,808
       Radian Group, Inc............................. 11,330      663,825
       StanCorp Financial Group, Inc.................  4,200      209,790
       United Fire & Casualty Co.....................  1,500       60,645
       W.R. Berkley Corp............................. 16,629      791,873
       Zenith National Insurance Corp.(a)............  4,779      220,407
                                                             ------------
                                                                4,204,115
                                                             ------------
       INTERNET SOFTWARE & SERVICES - 4.8%
       Acxiom Corp................................... 19,506      448,638
       AMICAS, Inc.*(a)..............................  6,122       30,365
       Blair Corp....................................    219        8,528
       EarthLink, Inc.*(a)........................... 96,782    1,075,248
       John H. Harland Co.(a)........................  6,712      252,371
       SonicWALL, Inc.*..............................  7,127       56,446
       United Online, Inc.(a)........................ 19,200      273,024
                                                             ------------
                                                                2,144,620
                                                             ------------
       IT CONSULTING & SERVICES - 0.1%
       Agilysys, Inc.................................  1,565       28,514
       Tyler Technologies, Inc.*(a)..................  3,700       32,486
                                                             ------------
                                                                   61,000
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         LEISURE EQUIPMENT & PRODUCTS - 1.3%
         Arctic Cat, Inc.(a).......................  3,051 $     61,203
         Hasbro, Inc............................... 18,797      379,323
         JAKKS Pacific, Inc.*(a)...................  4,304       90,126
         Marine Products Corp.(a)..................    871        9,137
         Maritrans, Inc.(a)........................  1,623       42,230
                                                           ------------
                                                                582,019
                                                           ------------
         MACHINERY - 3.8%
         Advanced Energy Industries, Inc.*(a)......  1,791       21,188
         Albany International Corp. - Class A...... 11,190      404,630
         Applied Industrial Technologies, Inc......  2,268       76,409
         Cascade Corp.(a)..........................  1,941       91,052
         Terex Corp.*.............................. 19,062    1,132,283
                                                           ------------
                                                              1,725,562
                                                           ------------
         MEDIA - 1.1%
         Catalina Marketing Corp.(a)............... 16,362      414,777
         Hollinger International, Inc. - Class A(a)  6,620       59,315
                                                           ------------
                                                                474,092
                                                           ------------
         METALS & MINING - 4.3%
         A. M. Castle & Co.*.......................  2,772       60,540
         AK Steel Holding Corp.*(a)................ 69,994      556,452
         Brush Engineered Materials, Inc.*.........  4,265       67,814
         Mueller Industries, Inc...................  1,300       35,646
         NS Group, Inc.*...........................    294       12,292
         Reliance Steel & Aluminum Co..............  1,174       71,755
         Shiloh Industries, Inc.*(a)...............    756       10,025
         Steel Dynamics, Inc.(a)................... 30,799    1,093,672
                                                           ------------
                                                              1,908,196
                                                           ------------
         OIL & GAS - 7.0%
         Atwood Oceanics, Inc.*....................    535       41,746
         Cabot Oil & Gas Corp......................    523       23,587
         Callon Petroleum Co.*(a)..................  2,927       51,661
         Georgia Gulf Corp.(a)..................... 22,041      670,487
         Giant Industries, Inc.*(a)................ 12,400      644,304
         Harvest Natural Resources, Inc.*(a).......  1,759       15,620
         Parker Drilling Co.*...................... 45,959      497,736
         Petroleum Development Corp.*..............  2,314       77,149
         Vintage Petroleum, Inc.................... 17,305      922,876
         WGL Holdings, Inc.(a).....................  6,677      200,711
                                                           ------------
                                                              3,145,877
                                                           ------------
         PERSONAL PRODUCTS - 1.2%
         Chattem, Inc.*(a).........................  9,203      334,897
         Nu Skin Enterprises, Inc. - Class A(a).... 11,092      194,997
                                                           ------------
                                                                529,894
                                                           ------------
         PHARMACEUTICALS - 3.0%
         Albany Molecular Research, Inc.*(a).......  5,585       67,858
         Connetics Corp.*(a).......................  2,500       36,125
         Endo Pharmaceuticals Holdings, Inc.*......  4,112      124,429

        -------------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        -------------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Enzon Pharmaceuticals, Inc.*................  3,899 $     28,853
        King Pharmaceuticals, Inc.*................. 11,688      197,761
        Medicis Pharmaceutical Corp. - Class A......  1,300       41,665
        Regeneron Pharmaceuticals, Inc.*............  8,863      141,365
        Savient Pharmaceuticals, Inc.*.............. 12,000       44,880
        Telik, Inc.*(a).............................  4,100       69,659
        Watson Pharmaceuticals, Inc.*............... 18,954      616,194
                                                            ------------
                                                               1,368,789
                                                            ------------
        REAL ESTATE - 6.9%
        Boykin Lodging Co.(REIT)....................  3,018       36,880
        CBL & Associates Properties, Inc. (REIT).... 21,257      839,864
        Cedar Shopping Centers, Inc.(a) (REIT)......  3,366       47,360
        Commercial Net Lease Realty (REIT)..........  6,063      123,503
        Correctional Properties Trust (REIT)*.......  1,400       37,618
        Equity Inns, Inc. (REIT).................... 28,773      389,874
        Hospitality Properties Trust (REIT).........  3,210      128,721
        Innkeepers USA Trust (REIT).................  2,400       38,400
        LTC Properties, Inc. (REIT).................  3,914       82,311
        MeriStar Hospitality Corp. (REIT)*.......... 14,034      131,920
        Mills Corp. (REIT)..........................  6,200      260,028
        National Health Investors, Inc. (REIT)......  9,539      247,633
        Nationwide Health Properties, Inc.(a) (REIT)  8,930      191,102
        Newcastle Investment Corp.(a) (REIT)........  3,853       95,747
        Novastar Financial, Inc.(a) (REIT)..........  2,004       56,332
        OMEGA Healthcare Investors, Inc. (REIT).....  8,416      105,958
        RAIT Investment Trust(a) (REIT)............. 10,233      265,239
                                                            ------------
                                                               3,078,490
                                                            ------------
        RETAIL - SPECIALTY - 8.4%
        Borders Group, Inc.......................... 10,105      218,975
        Buckle, Inc. (The)..........................  2,140       68,994
        Cato Corp. (The) - Class A.................. 10,710      229,730
        CSK Auto Corp.*.............................  2,796       42,164
        CSS Industries, Inc.(a).....................    747       22,955
        Escala Group, Inc.*(a)......................  1,166       23,646
        Genesco, Inc.*(a)...........................    914       35,454
        Payless ShoeSource, Inc.*................... 14,605      366,585
        Stride Rite Corp. (The).....................  2,101       28,490
        SUPERVALU, Inc.............................. 28,771      934,482
        Timberland Co. (The) - Class A*............. 26,117      850,108
        Too, Inc.*..................................  9,966      281,141
        Trans World Entertainment Corp.*............  3,641       20,754
        Wilsons The Leather Experts, Inc.*(a).......  1,479        5,369
        Yankee Candle Co., Inc.(a).................. 24,764      633,958
                                                            ------------
                                                               3,762,805
                                                            ------------

        ROAD & RAIL - 0.3%
        Arkansas Best Corp..........................  2,932      128,070
        RailAmerica, Inc.*..........................  1,915       21,046
                                                            ------------
                                                                 149,116
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
          IXYS Corp.*.............................  4,705 $     55,001
          Lam Research Corp.*.....................  5,363      191,352
          PortalPlayer, Inc.*(a).................. 10,900      308,688
          TriQuint Semiconductor, Inc.*(a)........ 23,100      102,795
                                                          ------------
                                                               657,836
                                                          ------------
          SOFTWARE - 7.4%
          Ansoft Corp.*(a)........................  1,002       34,118
          Atari, Inc.*............................  9,200        9,936
          BMC Software, Inc.*..................... 54,262    1,111,828
          Citrix Systems, Inc.*................... 37,765    1,086,877
          EPIQ Systems, Inc.*(a)..................  2,895       53,673
          Hyperion Solutions Corp.*............... 14,694      526,339
          Magma Design Automation, Inc.*..........  2,701       22,716
          MicroStrategy, Inc. - Class A*(a).......  4,691      388,133
          SPSS, Inc.*.............................  2,068       63,963
                                                          ------------
                                                             3,297,583
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
          Intrado, Inc.*..........................  2,887       66,459
          Premiere Global Services, Inc.*......... 45,491      369,842
          TALK America Holdings, Inc.*(a).........  5,546       47,862
          Tekelec*(a).............................  3,814       53,014
                                                          ------------
                                                               537,177
                                                          ------------
          TEXTILES, APPAREL & LUXURY GOODS - 2.7%
          Columbia Sportswear Co.*(a).............  7,300      348,429
          DHB Industries, Inc.*...................  4,595       20,540
          Tommy Hilfiger Corp.*................... 14,298      232,199
          UniFirst Corp...........................    600       18,660
          Wolverine World Wide, Inc............... 27,250      612,035
                                                          ------------
                                                             1,231,863
                                                          ------------
          TRANSPORTATION - 0.2%
          Hub Group, Inc. - Class A*(a)...........  1,985       70,170
                                                          ------------
          Total Common Stocks
          (Cost $39,317,973)                                44,353,893
                                                          ------------
          MUTUAL FUNDS - 0.7%
          iShares Russell 2000 Index Fund(a)......  2,634      175,661
          iShares Russell Midcap Growth Index Fund    336       31,570
          iShares Russell Midcap Value Index Fund.    399       49,644
          Midcap SPDR Trust Series I..............    436       58,725
                                                          ------------
          Total Mutual Funds
          (Cost $316,365)                                      315,600
                                                          ------------

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 25.8%
     State Street Navigator Securities Lending
       Prime Portfolio(b)
       (Cost $11,563,449)........................ 11,563,449 $ 11,563,449
                                                             ------------

     TOTAL INVESTMENTS - 125.4%
     (Cost $51,197,787)                                        56,232,942

     Other Assets and Liabilities (net) - (25.4%)             (11,400,670)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 44,832,272
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust
FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 96.7%
        BIOTECHNOLOGY - 0.7%
        Affymetrix, Inc.*(a)......................  12,210 $     583,028
        Neurocrine Biosciences, Inc.*(a)..........  16,710     1,048,218
                                                           -------------
                                                               1,631,246
                                                           -------------
        BUILDING MATERIALS - 0.8%
        Mitsubishi Heavy, Ltd..................... 100,000       444,540
        Unova, Inc.*(a)...........................  43,750     1,478,750
                                                           -------------
                                                               1,923,290
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 2.6%
        Comverse Technology, Inc.*................     880        23,399
        Corning, Inc.*............................  82,290     1,617,822
        Motorola, Inc............................. 129,700     2,929,923
        QUALCOMM, Inc.............................  34,930     1,504,784
                                                           -------------
                                                               6,075,928
                                                           -------------
        COMPUTERS & PERIPHERALS - 15.3%
        Apple Computer, Inc.*..................... 121,000     8,698,690
        Hewlett-Packard Co........................ 279,000     7,987,770
        Matsushita Electric Industrial Co., Ltd...  25,000       484,161
        NCR Corp.*................................   5,660       192,100
        Network Appliance, Inc.*.................. 154,510     4,171,770
        Pixar*(a).................................  89,600     4,723,712
        SanDisk Corp.*............................ 100,510     6,314,038
        Sun Microsystems, Inc.*................... 810,600     3,396,414
                                                           -------------
                                                              35,968,655
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
        Broadcom Corp. - Class A*.................  73,300     3,456,095
        Canon, Inc................................   7,900       464,758
        Hitachi, Ltd..............................  70,000       472,289
        Intermec, Inc.*...........................   6,040       204,152
        LG Electronics Inc. (GDR)*(144A)(c).......  42,780     1,270,566
        Murata Manufacturing Co., Ltd.............   8,000       517,992
        Nidec Corp................................  11,400       981,321
        Samsung Electronics Co., Ltd.
          (GDR)*(144A)(c).........................     160        52,720
        Spansion, Inc.*...........................  34,700       483,024
                                                           -------------
                                                               7,902,917
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Energy Conversion Devices, Inc.*(a).......  40,100     1,634,075
        Sunpower Corp. - Class A*(a)..............   1,725        58,633
        Suntech Power Holdings Co., Ltd. (ADR)*(a)  14,800       403,300
                                                           -------------
                                                               2,096,008
                                                           -------------
        ENTERTAINMENT & LEISURE - 0.1%
        DreamWorks Animation SKG, Inc.*...........  13,705       336,595
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 4.3%
        Cerner Corp.*(a)..........................  63,760     5,796,421
        Wellpoint, Inc.*..........................  52,610     4,197,752
                                                           -------------
                                                               9,994,173
                                                           -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -----------------------------------------------------------------

         INDUSTRIAL - DIVERSIFIED - 0.0%
         United Technologies Corp..............       410 $      22,923
                                                          -------------
         INTERNET & CATALOG RETAIL - 5.2%
         Amazon.com, Inc.*.....................       470        22,161
         eBay, Inc. *..........................   254,880    11,023,560
         Rakuten, Inc*.........................     1,160     1,119,906
                                                          -------------
                                                             12,165,627
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 16.4%
         Activision, Inc.*.....................    46,701       641,672
         CheckFree Corp.*......................    67,740     3,109,266
         Ctrip.com International, Ltd. (ADR)(a)    53,210     3,072,878
         Google, Inc. - Class A*...............    37,540    15,573,844
         Netease.com, Inc. (ADR)*(a)...........    23,280     1,307,405
         SINA Corp.*(a)........................    68,560     1,656,410
         Softbank Corp.........................    15,600       665,986
         Tencent Holdings, Ltd................. 2,520,000     2,703,511
         Trend Micro, Inc......................       500        19,063
         VeriSign, Inc.*.......................   140,900     3,088,528
         Yahoo Japan Corp.*....................       910     1,384,309
         Yahoo!, Inc.*.........................   133,430     5,227,787
                                                          -------------
                                                             38,450,659
                                                          -------------
         IT CONSULTING & SERVICES - 2.2%
         Cognizant Technology Solutions Corp. -
           Class A*............................    90,400     4,551,640
         Telvent GIT, S.A.*(a).................    65,220       720,681
                                                          -------------
                                                              5,272,321
                                                          -------------
         MACHINERY - 0.2%
         Toyota Industries Corp................    13,200       476,853
                                                          -------------
         MEDIA - 0.5%
         Usen Corp.............................    33,920       943,420
         XM Satelite Radio Holdings, Inc. -
           Class A*(a).........................     6,390       174,319
                                                          -------------
                                                              1,117,739
                                                          -------------
         OIL & GAS - 10.7%
         Baker Hughes, Inc.....................    31,100     1,890,258
         Cooper Cameron Corp.*.................    65,520     2,712,528
         Diamond Offshore Drilling, Inc........    31,700     2,205,052
         ENSCO International, Inc..............    36,740     1,629,419
         GlobalSantaFe Corp....................    28,580     1,376,127
         Grant Prideco, Inc.*..................    49,000     2,161,880
         Halliburton Co........................     9,000       557,640
         Nabors Industries, Ltd.*..............    19,660     1,489,245
         National-Oilwell, Inc.*...............    14,870       932,349
         Patterson-UTI Energy, Inc.............    44,260     1,458,367
         Schlumberger, Ltd.....................    35,370     3,436,196
         Smith International, Inc..............    27,820     1,032,400
         Valero Energy Corp....................    51,400     2,652,240
         Weatherford International, Ltd.*......    43,610     1,578,682
                                                          -------------
                                                             25,112,383
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        -------------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.0%
        Advanced Micro Devices, Inc.*...........   105,350 $   3,223,710
        Chartered Semiconductor
          Manufacturing Ltd.*................... 6,494,000     4,998,404
        Cypress Semiconductor Corp.*(a).........    33,100       471,675
        Freescale Semiconductor, Inc. -
          Class A*(a)...........................    25,870       651,665
        Freescale Semiconductor, Inc. - Class B*    39,220       987,168
        Marvell Technology Group, Ltd.*.........    90,650     5,084,558
        National Semiconductor Corp.............    89,550     2,326,509
        QLogic Corp.*...........................   101,110     3,287,086
                                                           -------------
                                                              21,030,775
                                                           -------------
        SOFTWARE - 22.3%
        Autodesk, Inc...........................   231,190     9,929,610
        Citrix Systems, Inc.*...................   147,270     4,238,431
        Cognos, Inc.*(a)........................    82,480     2,862,881
        EMC Corp.*..............................       480         6,538
        Intuit, Inc.*...........................    30,830     1,643,239
        Mercury Interactive Corp.*..............    82,120     2,282,115
        Microsoft Corp..........................   206,170     5,391,345
        Nintendo Co., Ltd.......................     5,000       608,053
        Red Hat, Inc.*(a).......................   702,800    19,144,272
        Salesforce.com, Inc.*(a)................    99,280     3,181,924
        THQ, Inc.*(a)...........................    75,100     1,791,135
        TIBCO Software, Inc.*...................   154,000     1,150,380
                                                           -------------
                                                              52,229,923
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        ADC Telecommunications, Inc.*(a)........    72,600     1,621,884
        Amdocs, Ltd.*...........................   100,300     2,758,250
                                                           -------------
                                                               4,380,134
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        NTT DoCoMo, Inc.........................       310       474,935
                                                           -------------
        Total Common Stocks
        (Cost $192,693,451)                                  226,663,084
                                                           -------------
        EQUITY OPTION - 1.0%
        Hewlett Packard Calls, Expire 01/20/07..   386,000     2,277,400
        Microsoft Corp. Calls, Expire 01/20/07..    12,000        21,600
                                                           -------------
        Total Equity Option
        (Cost $1,880,219)                                      2,299,000
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------
     INDEX OPTION - 0.8%
     Nasdaq 100 Index Puts, Expire 02/18/06
     (Cost $1,407,586)                            $ 1,752,800 $  1,840,440
                                                              ------------

     SHORT-TERM INVESTMENTS - 18.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,307,273 on
       01/03/06 collateralized by 7,565,000
       FNMA 3.000% due 08/15/07 with a value
       of $7,455,073.............................   7,305,000    7,305,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  35,626,920   35,626,920
                                                              ------------
     Total Short-Term Investments
     (Cost $42,931,920)                                         42,931,920
                                                              ------------

     TOTAL INVESTMENTS - 116.8%
     (Cost $238,913,176)                                       273,734,444

     Other Assets and Liabilities (net) - (16.8%)              (39,303,490)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $234,430,954
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depository Reciept

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


                                                  STRIKE   NUMBER OF
PUT OPTIONS                           EXPIRATION  PRICE    CONTRACTS     VALUE
----------------------------------------------------------------------------------
Sandisk Corp.                         01/21/2006 $  42.50       (372) $    (1,860)
Cerner Corp.                          03/18/2006 $  85.00       (419) $  (125,700)
Oracle Corp.                          03/18/2006 $  12.00     (2,821) $  (112,840)
                                                                      -----------
(Written Option Premium $369,068)                                     $  (240,400)
                                                                      ===========

                                                  STRIKE   NUMBER OF
CALL OPTIONS                          EXPIRATION  PRICE    CONTRACTS     VALUE
----------------------------------------------------------------------------------
Sandisk Corp.                         01/21/2006 $  57.50       (372) $  (230,640)
Sandisk Corp.                         04/22/2006 $  55.00       (302) $  (368,440)
Apple Computer, Inc.                  04/22/2006 $  72.50       (606) $  (418,140)
                                                                      -----------
(Written Option Premium $738,858)                                     $(1,017,220)
                                                                      ===========

SECURITIES SOLD SHORT                             SHARES   PROCEEDS      VALUE
----------------------------------------------------------------------------------
Avaya Inc.                                         87,660 $  928,716  $   935,332
Telefonaktiebolaget LM Ericsson (ADR)               1,910     63,350       65,704
International Rectifier Corp.                      25,300    734,954      807,070
Juniper Networks, Inc.                             84,890  1,860,341    1,893,047
Select Sector SPDR                                106,400  5,426,924    5,352,984
Texas Instruments, Inc.                            23,170    639,574      743,062
                                                 -------- ----------  -----------
                                                  329,330 $9,653,859  $ 9,797,199
                                                 ======== ==========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 79.5%
       AEROSPACE & DEFENSE - 0.6%
       Herley Industries, Inc.*(a)...............   327,257 $   5,403,013
                                                            -------------
       AUTO COMPONENTS - 4.9%
       American Axle & Manufacturing
         Holdings, Inc.(a).......................   639,200    11,716,536
       Bandag, Inc.(a)...........................   279,600    11,930,532
       Superior Industries International, Inc.(a)   980,300    21,821,478
                                                            -------------
                                                               45,468,546
                                                            -------------
       BANKS - 2.1%
       Brookline Bancorp, Inc.(a)................   555,500     7,871,435
       Investors Bancorp, Inc.*..................   127,950     1,411,289
       NewAlliance Bancshares, Inc.(a)...........   661,812     9,622,746
                                                            -------------
                                                               18,905,470
                                                            -------------
       CHEMICALS - 1.6%
       Agrium, Inc...............................   661,600    14,548,584
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 5.5%
       CommScope, Inc.*(a).......................   708,200    14,256,066
       Comverse Technology, Inc.*................   273,400     7,269,706
       Scientific-Atlanta, Inc...................    37,500     1,615,125
       Sycamore Networks, Inc.*(a)............... 4,403,370    19,022,558
       Tellabs, Inc.*............................   756,901     8,250,221
                                                            -------------
                                                               50,413,676
                                                            -------------
       COMPUTERS & PERIPHERALS - 1.7%
       Electronics for Imaging, Inc.*(a).........   396,098    10,540,168
       Lexmark International, Inc. - Class A*....   105,400     4,725,082
                                                            -------------
                                                               15,265,250
                                                            -------------
       ELECTRICAL EQUIPMENT - 3.7%
       American Power Conversion Corp............   198,500     4,367,000
       Coherent, Inc.*(a)........................   279,328     8,290,455
       Credence Systems Corp.*(a)................   821,150     5,715,204
       Electro Scientific Industries, Inc.*(a)...   658,754    15,908,909
                                                            -------------
                                                               34,281,568
                                                            -------------
       ELECTRONICS - 3.4%
       AVX Corp.(a)..............................   663,000     9,600,240
       Bel Fuse, Inc. - Class A(a)...............   111,088     2,777,200
       Bel Fuse, Inc. - Class B(a)...............    59,277     1,885,009
       Park Electrochemical Corp.(a).............   383,700     9,968,526
       Synopsys, Inc.*...........................   332,436     6,668,666
                                                            -------------
                                                               30,899,641
                                                            -------------
       FINANCIAL SERVICES - 2.4%
       Ichiyoshi Securities Co., Ltd.............   481,700     8,578,563
       Leucadia National Corp.(a)................   194,550     9,233,343
       Westwood Holdings Group, Inc.(a)..........   246,775     4,496,241
                                                            -------------
                                                               22,308,147
                                                            -------------
       FOOD PRODUCTS - 0.9%
       Del Monte Pacific, Ltd.................... 6,876,000     2,627,694
       Industrias Bachoco, S.A. (ADR)(a).........   309,700     6,039,150
                                                            -------------
                                                                8,666,844
                                                            -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Cross Country Healthcare, Inc.*........   346,000 $   6,151,880
                                                          -------------
        HOUSEHOLD DURABLES - 3.9%
        Cavco Industries, Inc.*................   302,326    11,573,039
        Coachmen Industries, Inc.(a)...........   649,300     7,668,233
        Haverty Furniture Cos, Inc.(a).........   446,472     5,755,024
        Skyline Corp.(a).......................   222,500     8,099,000
        Stanley Furniture Co., Inc.............   134,760     3,123,737
                                                          -------------
                                                             36,219,033
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 1.2%
        Trinity Industries, Inc.(a)............   259,500    11,436,165
                                                          -------------
        INSURANCE - 5.7%
        Arch Capital Group Ltd.*...............   180,974     9,908,326
        Brit Insurance Holdings PLC............ 3,642,800     5,569,161
        E-L Financial Corp.....................    24,255    10,547,217
        FBL Financial Group, Inc. - Class A(a).   277,500     9,104,775
        Montpelier Re Holdings Ltd.(a).........   186,300     3,521,070
        National Western Life Insurance Co. -
          Class A(a)...........................    22,959     4,750,447
        Phoenix Cos., Inc. (The)(a)............   639,300     8,720,052
                                                          -------------
                                                             52,121,048
                                                          -------------
        IT CONSULTING & SERVICES - 0.5%
        Ingram Micro, Inc. - Class A*..........   236,450     4,712,449
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 2.7%
        JAKKS Pacific, Inc.*(a)................   461,436     9,662,470
        Leapfrog Enterprises, Inc.*(a).........   987,500    11,504,375
        Russ Berrie & Co., Inc.(a).............   336,290     3,840,432
                                                          -------------
                                                             25,007,277
                                                          -------------
        MACHINERY - 1.4%
        Alamo Group, Inc.(a)...................   399,900     8,197,950
        Lindsay Manufacturing Co.(a)...........   242,100     4,655,583
                                                          -------------
                                                             12,853,533
                                                          -------------
        METALS & MINING - 1.8%
        Fording Canadian Coal Trust(a).........   346,700    11,985,419
        RTI International Metals, Inc.*(a).....   111,200     4,220,040
                                                          -------------
                                                             16,205,459
                                                          -------------
        OIL & GAS - 13.1%
        Comstock Resources, Inc.*..............   488,000    14,888,880
        Maverick Tube Corp.*(a)................   618,200    24,641,452
        Pogo Producing Co.(a)..................   444,500    22,140,545
        St. Mary Land & Exploration Co.........   613,203    22,572,002
        Tidewater, Inc.........................   353,800    15,729,948
        Whiting Petroleum Corp.*(a)............   371,673    14,866,920
        Willbros Group, Inc.*(a)...............   377,100     5,445,324
                                                          -------------
                                                            120,285,071
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.5%
        Canfor Corporation*.....................   306,800 $   3,533,877
        TimberWest Forest Corp..................   772,200    10,199,305
                                                           -------------
                                                              13,733,182
                                                           -------------
        PHARMACEUTICALS - 1.2%
        PAREXEL International Corp.*(a).........   281,481     5,702,805
        Pharmaceutical Product Development, Inc.    86,175     5,338,541
                                                           -------------
                                                              11,041,346
                                                           -------------
        REAL ESTATE - 9.2%
        Avatar Holdings, Inc.*(a)...............    90,500     4,970,260
        Brookfield Asset Management, Inc. -
          Class A(a)............................   245,000    12,330,850
        Forest City Enterprises, Inc. - Class A.   403,000    15,285,790
        Jones Lang Lasalle, Inc.................   179,300     9,027,755
        Origen Financial, Inc. (REIT)(a)........   814,573     5,799,760
        PS Business Parks, Inc. (REIT)..........    61,200     3,011,040
        St. Joe Co. (The)(a)....................   216,300    14,539,686
        Trammell Crow Co.*(a)...................   756,500    19,404,225
                                                           -------------
                                                              84,369,366
                                                           -------------
        RETAIL - SPECIALTY - 1.9%
        Buckle, Inc. (The )(a)..................   189,700     6,115,928
        Dress Barn, Inc. (The)*(a)..............   156,400     6,038,604
        Sears Holdings Corp.*...................    47,400     5,476,122
                                                           -------------
                                                              17,630,654
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
        GSI Group, Inc.*........................   492,620     5,349,853
                                                           -------------
        SOFTWARE - 3.1%
        Borland Software Corp.*(a).............. 1,324,150     8,646,700
        Geac Computer Corp., Ltd.*(a)........... 1,351,835    14,735,001
        Sybase, Inc.*(a)........................   226,600     4,953,476
                                                           -------------
                                                              28,335,177
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
        IDT Corp. - Class B*(a).................   633,600     7,413,120
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.9%
        K-Swiss, Inc. - Class A(a)..............   266,759     8,653,662
                                                           -------------
        TRANSPORTATION - 1.7%
        Alexander & Baldwin, Inc................   297,031    16,110,961
                                                           -------------
        TRADING COMPANIES & DISTRIBUTORS - 0.8%
        Handleman Co.(a)........................   580,600     7,211,052
                                                           -------------
        Total Common Stocks
        (Cost $534,549,566)                                  731,001,027
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 41.5%
     United States Treasury Bills, 4.240%, due
       06/29/06(c)............................ $ 40,000,000 $   39,183,360
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/30/05 at 2.80% to be repurchased
       at $142,393,286 on 01/03/06
       collateralized by 146,685,000 FHLB
       3.875 due 06/08/07 with a value of
       $145,198,788...........................  142,349,000    142,349,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  199,839,557    199,839,557
                                                            --------------
     Total Short-Term Investments
     (Cost $381,345,390)                                       381,371,917
                                                            --------------

     TOTAL INVESTMENTS - 121.0%
     (Cost $915,894,956)                                     1,112,372,944

     Other Assets and Liabilities (net) - (21.0%)             (193,121,896)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  919,251,048
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank


                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        -------------------------------------------------------------------

        COMMON STOCKS - 97.2%
        AEROSPACE & DEFENSE - 2.7%
        Alliant Techsystems, Inc.*..................  67,000 $ 5,103,390
        Goodrich Corp............................... 143,000   5,877,300
        Rockwell Collins, Inc....................... 176,000   8,178,720
                                                             -----------
                                                              19,159,410
                                                             -----------
        AIR FREIGHT & LOGISTICS - 0.2%
        Expeditors International of Washington, Inc.  26,000   1,755,260
                                                             -----------
        AIRLINES - 1.6%
        JetBlue Airways Corp.*(a)................... 267,000   4,106,460
        Southwest Airlines Co....................... 448,000   7,360,640
                                                             -----------
                                                              11,467,100
                                                             -----------
        AUTOMOTIVE - 1.6%
        CarMax, Inc.*(a)............................  97,000   2,684,960
        Oshkosh Truck Corp.......................... 130,000   5,796,700
        TRW Automotive Holdings Corp.*.............. 111,000   2,924,850
                                                             -----------
                                                              11,406,510
                                                             -----------
        BEVERAGES - 0.4%
        Cott Corp.*(a).............................. 179,000   2,631,300
                                                             -----------
        BIOTECHNOLOGY - 0.8%
        Celgene Corp.*..............................  46,000   2,980,800
        Protein Design Labs, Inc.*(a)...............  92,000   2,614,640
                                                             -----------
                                                               5,595,440
                                                             -----------
        CHEMICALS - 0.7%
        Nalco Holding Co.*.......................... 263,000   4,657,730
                                                             -----------
        COMMERCIAL SERVICES & SUPPLIES - 7.3%
        Apollo Group, Inc. - Class A*...............  60,000   3,627,600
        Certegy, Inc................................ 133,000   5,394,480
        ChoicePoint, Inc.*.......................... 158,000   7,032,580
        Cogent Inc.*(a).............................  86,000   1,950,480
        Education Management Corp.*................. 106,000   3,552,060
        Global Payments, Inc........................  99,000   4,614,390
        Iron Mountain, Inc.*........................ 168,000   7,092,960
        Manpower, Inc............................... 136,000   6,324,000
        MoneyGram International, Inc................ 191,000   4,981,280
        Robert Half International, Inc..............  89,000   3,372,210
        United Rentals, Inc.*(a)....................  76,000   1,777,640
        Viad Corp...................................  5,5000   1,613,150
                                                             -----------
                                                              51,332,830
                                                             -----------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        American Tower Corp. - Class A*............. 178,000   4,823,800
        Comverse Technology, Inc.*..................  92,000   2,446,280
                                                             -----------
                                                               7,270,080
                                                             -----------
        COMPUTER SOFTWARE & PROCESSING - 0.4%
        Jack Henry & Associates, Inc.(a)............ 148,000   2,823,840
                                                             -----------
        EDUCATION - 0.2%
        Laureate Education, Inc.*(a)................  23,000   1,207,730
                                                             -----------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.5%
        Danaher Corp...............................  78,000 $ 4,350,840
        Dolby Laboratories, Inc.*.................. 102,000   1,739,100
        Flextronics International, Ltd.*........... 401,000   4,186,440
        FLIR Systems, Inc.*........................ 158,000   3,528,140
        FMC Technologies, Inc.*.................... 128,000   5,493,760
        Gentex Corp.(a)............................ 292,000   5,694,000
        Harman International Industries, Inc.......  52,000   5,088,200
        Jabil Circuit, Inc.*....................... 180,000   6,676,200
        Spansion, Inc.*............................ 155,000   2,157,600
        Xilinx, Inc................................ 264,000   6,655,440
                                                            -----------
                                                             45,569,720
                                                            -----------
        FINANCIALS - DIVERSIFIED - 5.7%
        Ameritrade Holding Corp.*.................. 376,000   9,024,000
        CapitalSource, Inc.(a)..................... 118,700   2,658,880
        E*TRADE Financial Corp.*................... 272,000   5,673,920
        Eaton Vance Corp.(a)....................... 178,000   4,870,080
        Investors Financial Services Corp.(a)......  23,000     847,090
        Janus Capital Group, Inc................... 153,000   2,850,390
        Legg Mason, Inc............................  55,000   6,582,950
        Nuveen Investments - Class A(a)............  89,000   3,793,180
        SVB Financial Group*(a)....................  29,000   1,358,360
        Waddell & Reed Financial, Inc. - Class A(a) 116,000   2,432,520
                                                            -----------
                                                             40,091,370
                                                            -----------
        FOOD & DRUG RETAILING - 1.6%
        Omnicare, Inc..............................  87,000   4,978,140
        Shoppers Drug Mart Corp....................  22,000   2,715,863
        Whole Foods Market, Inc....................  47,000   3,637,330
                                                            -----------
                                                             11,331,333
                                                            -----------
        HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
        Edwards Lifesciences Corp.*................  89,000   3,703,290
        Gen - Probe, Inc.*.........................  56,000   2,732,240
        INAMED Corp.*..............................  24,000   2,104,320
        Kinetic Concepts, Inc.*....................  78,000   3,101,280
        Patterson Companies, Inc.*................. 112,000   3,740,800
        Varian Medical Systems, Inc.*..............  39,000   1,963,260
        Waters Corp.*..............................  78,000   2,948,400
                                                            -----------
                                                             20,293,590
                                                            -----------
        HEALTH CARE PROVIDERS & SERVICES - 5.0%
        Community Health Systems, Inc.*............ 108,000   4,140,720
        Coventry Health Care, Inc.*................  45,000   2,563,200
        DaVita, Inc.*..............................  45,000   2,278,800
        Health Management Associates,
          Inc. - Class A........................... 134,000   2,942,640
        Humana, Inc.*..............................  88,000   4,781,040
        Laboratory Corporation of America
          Holdings*................................ 122,000   6,569,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                            SHARES   (NOTE 2)
           ----------------------------------------------------------

           HEALTH CARE PROVIDERS & SERVICES - CONTINUED
           Manor Care, Inc....................... 180,000 $ 7,158,600
           Triad Hospitals, Inc.*................ 118,000   4,629,140
                                                          -----------
                                                           35,063,840
                                                          -----------
           HOTELS, RESTAURANTS & LEISURE - 3.3%
           Cheesecake Factory, Inc. (The)*....... 119,000   4,449,410
           Fairmont Hotels & Resorts, Inc.(a).... 211,000   8,948,510
           International Game Technology.........  87,000   2,677,860
           P.F. Chang's China Bistro, Inc.*(a)...  49,000   2,431,870
           Wynn Resorts, Ltd.*(a)................  86,000   4,717,100
                                                          -----------
                                                           23,224,750
                                                          -----------
           INDUSTRIAL CONGLOMERATES - 3.3%
           American Standard Cos., Inc........... 107,000   4,274,650
           ITT Industries, Inc...................  45,000   4,626,900
           Roper Industries, Inc................. 242,000   9,561,420
           Teleflex, Inc.(a).....................  80,000   5,198,400
                                                          -----------
                                                           23,661,370
                                                          -----------
           INSURANCE - 2.7%
           Assurant, Inc......................... 181,000   7,871,690
           Axis Capital Holdings, Ltd............ 151,000   4,723,280
           Principal Financial Group, Inc........  57,000   2,703,510
           Willis Group Holdings, Ltd.(a)........ 105,000   3,878,700
                                                          -----------
                                                           19,177,180
                                                          -----------
           INTERNET SOFTWARE & SERVICES - 3.9%
           Amazon.com, Inc.*(a).................. 102,000   4,809,300
           CheckFree Corp.*......................  96,000   4,406,400
           CNET Networks, Inc.*(a)............... 273,000   4,010,370
           Getty Images, Inc.*(a)................  23,000   2,053,210
           Juniper Networks, Inc.*............... 124,000   2,765,200
           McAfee, Inc.*......................... 129,000   3,499,770
           Monster Worldwide, Inc.*.............. 146,000   5,959,720
                                                          -----------
                                                           27,503,970
                                                          -----------
           IT CONSULTING & SERVICES - 1.7%
           CACI International, Inc. - Class A*(a)  80,000   4,590,400
           DST Systems, Inc.*.................... 129,000   7,728,390
                                                          -----------
                                                           12,318,790
                                                          -----------
           LEISURE EQUIPMENT & PRODUCTS - 0.8%
           Brunswick Corp........................ 145,000   5,895,700
                                                          -----------
           MANUFACTURING - 1.3%
           AMETEK, Inc........................... 143,000   6,083,220
           Pentair, Inc.(a)......................  96,000   3,313,920
                                                          -----------
                                                            9,397,140
                                                          -----------
           MEDIA - 5.0%
           Catalina Marketing Corp.(a)........... 109,000   2,763,150
           Citadel Broadcasting Corp.(a)......... 284,000   3,816,960
           Clear Channel Outdoor Holdings, Inc.*.  69,000   1,383,450
           Discovery Holding Co.*(a)............. 241,000   3,651,150

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         MEDIA - CONTINUED
         Dreamworks Animation SKG, Inc.*(a).......  90,000 $ 2,210,400
         Lamar Advertising Co. - Class A*......... 168,000   7,751,520
         Rogers Communications, Inc. - Class B(a). 201,000   8,494,260
         Univision Communications, Inc. Class A*.. 155,000   4,555,450
         XM Satellite Radio Holdings, Inc. -
           Class A*(a)............................  26,000     709,280
                                                           -----------
                                                            35,335,620
                                                           -----------
         METALS & MINING - 0.7%
         Newmont Mining Corp......................  91,000   4,859,400
                                                           -----------
         OIL & GAS - 7.1%
         BJ Services Co........................... 294,000  10,780,980
         EOG Resources, Inc....................... 134,000   9,831,580
         Murphy Oil Corp.......................... 152,000   8,206,480
         Smith International, Inc................. 206,000   7,644,660
         Western Gas Resources, Inc.(a)........... 108,000   5,085,720
         XTO Energy, Inc.......................... 193,000   8,480,420
                                                           -----------
                                                            50,029,840
                                                           -----------
         PHARMACEUTICALS - 8.8%
         Abgenix, Inc.*(a)........................ 100,000   2,151,000
         Alkermes, Inc.*(a)....................... 163,000   3,116,560
         Amylin Pharmaceuticals, Inc.*(a).........  87,000   3,473,040
         Andrx Corp.*(a)..........................  72,000   1,185,840
         Barr Laboratories, Inc.*................. 113,000   7,038,770
         Cephalon, Inc.*(a)....................... 122,000   7,898,280
         Elan Corp. Plc (ADR)*(a)................. 340,000   4,736,200
         Gilead Sciences, Inc.*................... 119,000   6,262,970
         Human Genome Sciences, Inc.*(a)..........  83,000     710,480
         Medimmune, Inc.*......................... 306,000  10,716,120
         Neurocrine Biosciences, Inc.*(a).........  60,000   3,763,800
         OSI Pharmaceuticals, Inc.*(a)............  67,000   1,878,680
         Sepracor, Inc.*(a).......................  60,000   3,096,000
         Valeant Pharmaceuticals International(a). 143,000   2,585,440
         Vertex Pharmaceuticals, Inc.*(a)......... 122,000   3,375,740
                                                           -----------
                                                            61,988,920
                                                           -----------
         RETAIL-SPECIALTY - 5.1%
         Best Buy Co., Inc........................ 121,000   5,261,080
         CDW Corp.................................  82,000   4,720,740
         Dollar General Corp...................... 222,000   4,233,540
         Family Dollar Stores, Inc.(a)............ 108,000   2,677,320
         MSC Industrial Direct Co., Inc. - Class A  26,000   1,045,720
         O' Reilly Automotive, Inc.*(a)........... 143,000   4,577,430
         PETsMART, Inc............................ 223,000   5,722,180
         Ross Stores, Inc......................... 136,000   3,930,400
         Williams-Sonoma, Inc.*...................  90,000   3,883,500
                                                           -----------
                                                            36,051,910
                                                           -----------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.0%
         Altera Corp.*............................ 290,000   5,373,700
         AMIS Holdings, Inc.*(a)..................  86,000     915,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

               ----------------------------------------------------------
               SECURITY                                         VALUE
               DESCRIPTION                        SHARES       (NOTE 2)
               ----------------------------------------------------------

               SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
               Intersil Corp. - Class A.......... 239,000     $ 5,946,320
               Linear Technology Corp............ 177,000       6,384,390
               Microchip Technology, Inc......... 179,000       5,754,850
               National Semiconductor Corp....... 134,000       3,481,320
               Novellus Systems, Inc............. 177,000       4,269,240
               PMC-Sierra, Inc.*(a).............. 206,000       1,588,260
               Semtech Corp.*(a)................. 103,000       1,880,780
                                                              -----------
                                                               35,594,760
                                                              -----------
               SOFTWARE - 4.6%
               Activision, Inc.*................. 197,333       2,711,355
               Adobe Systems, Inc.*.............. 118,000       4,361,280
               Avid Technology, Inc.(a)..........  40,700       2,228,732
               Cadence Design Systems, Inc.*..... 323,000       5,465,160
               NAVTEQ Corp.*..................... 125,000       5,483,750
               Red Hat, Inc.*(a)................. 188,000       5,121,120
               VeriSign, Inc.*................... 313,000       6,860,960
                                                              -----------
                                                               32,232,357
                                                              -----------
               TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
               ADTRAN, Inc.(a)...................  95,000       2,825,300
               Amdocs, Ltd.*..................... 124,000       3,410,000
               Garmin, Ltd.(a)...................  81,000       5,374,350
               Harris Corp....................... 161,000       6,924,610
               Telus Corp........................ 116,000       4,761,576
                                                              -----------
                                                               23,295,836
                                                              -----------

         ---------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         ---------------------------------------------------------------

         TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
         Crown Castle International Corp.*      278,000 $   7,480,980
         Nextel Partners, Inc. - Class A*.      246,000     6,873,240
                                                        -------------
                                                           14,354,220
                                                        -------------
         Total Common Stocks (Cost $537,065,423)          686,578,846
                                                        -------------

         SHORT-TERM INVESTMENTS - 22.3%
         State Street Navigator Securities
           Lending Prime Portfolio(b)..... $129,244,931 $ 129,244,931
         T. Rowe Price Government Reserve
           Investment Fund**..............   28,396,587    28,396,587
                                                        -------------
         Total Short-Term Investments
         (Cost $157,641,518)                              157,641,518
                                                        -------------

         TOTAL INVESTMENTS - 119.5%
         (Cost $694,706,941)                              844,220,364

         Other Assets and Liabilities (net) - (19.5%)    (137,648,912)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 706,571,452
                                                        =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated Issuer. See Note 3 for additional Information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 95.1%
          ADVERTISING - 0.5%
          aQuantive, Inc.*.....................  44,480 $   1,122,675
                                                        -------------
          AUTO COMPONENTS - 0.6%
          Johnson Controls, Inc................  17,260     1,258,427
                                                        -------------
          AUTOMOTIVE - 0.7%
          Oshkosh Truck Corp...................  35,840     1,598,106
                                                        -------------
          BANKS - 0.4%
          Colonial BancGroup, Inc..............  42,010     1,000,678
                                                        -------------
          BEVERAGES, FOOD & TOBACCO - 0.8%
          Hansen Natural Corp.*................  24,160     1,904,050
                                                        -------------
          BIOTECHNOLOGY - 4.4%
          Biogen Idec, Inc.*...................  37,940     1,719,820
          Celgene Corp.*.......................  28,150     1,824,120
          Intuitive Surgical, Inc.*............   9,400     1,102,338
          MedImmune, Inc.*.....................  58,850     2,060,927
          Protein Design Labs, Inc. *..........  58,320     1,657,455
          ResMed, Inc.*........................  40,000     1,532,400
                                                        -------------
                                                            9,897,060
                                                        -------------
          BUILDING MATERIALS - 0.4%
          Florida Rock Industries, Inc.........  17,320       849,719
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 2.7%
          Global Payments, Inc.................  36,510     1,701,731
          Manpower, Inc........................  38,240     1,778,160
          McDermott International, Inc.*.......  33,060     1,474,806
          MPS Group, Inc.*.....................  84,580     1,156,209
                                                        -------------
                                                            6,110,906
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
          JDS Uniphase Corp.*.................. 904,230     2,133,983
                                                        -------------
          COMPUTER SERVICES - 1.0%
          Cogent, Inc.*........................  72,600     1,646,568
          Salesforce.com, Inc.*................  21,630       693,241
                                                        -------------
                                                            2,339,809
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.0%
          Network Appliance, Inc.*.............  80,870     2,183,490
                                                        -------------
          ELECTRICAL EQUIPMENT - 1.9%
          Actuant Corp. - Class A..............  15,590       869,922
          Ametek, Inc..........................  29,760     1,265,991
          WESCO International, Inc.*...........  52,640     2,249,307
                                                        -------------
                                                            4,385,220
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
          Harman International Industries, Inc.  25,630     2,507,896
          Itron, Inc.*.........................  20,430       818,017
                                                        -------------
                                                            3,325,913
                                                        -------------
          FINANCIALS - DIVERSIFIED - 8.5%
          Affiliated Managers Group, Inc.*.....  27,765     2,228,142
          Ameritrade Holding Corp.*............  94,560     2,269,440

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - CONTINUED
       Chicago Merchantile Exchange Holdings,
         Inc......................................   7,590 $   2,789,249
       Legg Mason, Inc............................  23,590     2,823,487
       Mellon Financial Corp......................  75,440     2,583,820
       Moody's Corporation........................  33,660     2,067,397
       Nasdaq Stock Market, Inc.*.................  34,400     1,210,192
       T. Rowe Price Group, Inc...................  45,130     3,250,714
                                                           -------------
                                                              19,222,441
                                                           -------------
       FOOD & DRUG RETAILING - 1.1%
       Whole Foods Market, Inc....................  31,540     2,440,881
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
       Dade Behring Holdings, Inc.................  52,400     2,142,636
       Varian Medical Systems, Inc.*..............  26,150     1,316,391
                                                           -------------
                                                               3,459,027
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.5%
       Cerner Corp.*..............................  22,120     2,010,929
       Community Health Systems, Inc.*............  24,010       920,543
       DaVita, Inc.*..............................  28,520     1,444,253
       Express Scripts, Inc.*.....................  28,010     2,347,238
       Omnicare, Inc..............................  59,840     3,424,045
       WellPoint, Inc.*...........................       0            35
                                                           -------------
                                                              10,147,043
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 3.2%
       Scientific Games Corp. - Class A*..........  74,550     2,033,724
       Starwood Hotels & Resorts Worldwide, Inc. -
         Class B..................................  50,300     3,212,158
       Station Casinos, Inc.......................  27,790     1,884,162
                                                           -------------
                                                               7,130,044
                                                           -------------
       INDUSTRIAL CONGLOMERATES - 1.5%
       Ceradyne, Inc.*............................  30,190     1,322,322
       Roper Industries, Inc......................  53,410     2,110,229
                                                           -------------
                                                               3,432,551
                                                           -------------
       INSURANCE - 0.7%
       HCC Insurance Holdings, Inc................  49,570     1,471,238
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 5.6%
       Akamai Technologies, Inc.*................. 111,680     2,225,782
       CNET Networks, Inc.*....................... 158,670     2,330,862
       F5 Networks, Inc.*.........................  52,530     3,004,191
       Foundry Networks, Inc.*.................... 123,960     1,711,887
       Openwave Sys, Inc.*........................  97,110     1,696,512
       ValueClick, Inc.*..........................  92,380     1,673,002
                                                           -------------
                                                              12,642,236
                                                           -------------
       MACHINERY - 0.6%
       Terex Corp.*...............................  21,450     1,274,130
                                                           -------------
       MEDIA - 4.3%
       Getty Images, Inc.*........................  22,650     2,021,965
       Monster Worldwide, Inc.*...................  83,850     3,422,757

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - CONTINUED
       Sirius Satellite Radio, Inc.*.............. 489,370 $   3,278,779
       XM Satelite Radio Holdings, Inc. - Class A*  37,770     1,030,366
                                                           -------------
                                                               9,753,867
                                                           -------------
       METALS & MINING - 5.5%
       Allegheny Technologies, Inc................  50,000     1,804,000
       CONSOL Energy, Inc.........................  31,000     2,020,580
       Freeport-McMoRan Copper & Gold, Inc. -
         Class B..................................  41,850     2,251,530
       Joy Global, Inc............................  71,005     2,840,200
       Peabody Energy Corp........................  17,000     1,401,140
       Precision Castparts Corp...................  41,180     2,133,536
                                                           -------------
                                                              12,450,986
                                                           -------------
       OIL & GAS - 8.3%
       Cal Dive International, Inc.*..............  28,300     1,015,687
       Chesapeake Energy Corp.....................  38,610     1,225,095
       Grant Prideco, Inc.*.......................  27,750     1,224,330
       National-Oilwell Varco, Inc.*..............  30,770     1,929,279
       Newfield Exploration Co.*..................  31,940     1,599,236
       Range Resources Corp....................... 110,005     2,897,532
       Southwestern Energy Co. *..................  57,540     2,067,988
       Sunoco, Inc................................  34,180     2,679,028
       Ultra Petroleum Corp.*.....................  29,340     1,637,172
       XTO Energy, Inc............................  57,060     2,507,216
                                                           -------------
                                                              18,782,563
                                                           -------------
       PHARMACEUTICALS - 5.1%
       Allergan, Inc..............................  29,210     3,153,512
       Barr Pharmaceuticals, Inc.*................  38,260     2,383,215
       Cephalon, Inc.*............................  18,700     1,210,638
       Pharmaceutical Product Development, Inc.*..  17,490     1,083,505
       Sepracor, Inc.*............................  20,250     1,044,900
       Shire Pharmaceuticals Group Plc (ADR)......  43,490     1,686,977
       United Therapeutics Corp.*.................  13,530       935,194
                                                           -------------
                                                              11,497,941
                                                           -------------
       REAL ESTATE - 0.8%
       CB Richard Ellis Group, Inc. - Class A*....  30,870     1,816,699
                                                           -------------
       RETAIL - SPECIALTY - 8.8%
       Chico's FAS, Inc.*.........................  76,900     3,378,217
       Circuit City Stores, Inc...................  61,620     1,391,996
       Coach, Inc.*............................... 125,520     4,184,837
       GameStop Corp. - Class A*..................  36,220     1,152,520
       Nordstrom, Inc.............................  62,390     2,333,386
       Polo Ralph Lauren Corp.....................  33,660     1,889,672
       Tiffany & Co...............................  45,080     1,726,113
       Urban Outfitters, Inc.*....................  55,750     1,411,033
       Williams-Sonoma, Inc.*.....................  55,120     2,378,428
                                                           -------------
                                                              19,846,202
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR     VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 12.7%
       Advanced Micro Devices, Inc.*............     128,640 $  3,936,384
       Agilent Technologies, Inc.*..............      82,830    2,757,411
       ASML Holding N.V.*.......................      95,320    1,914,026
       ATI Technologies, Inc.*..................      71,710    1,218,353
       Broadcom Corp. - Class A*................     101,620    4,791,383
       KLA-Tencor Corp..........................      79,460    3,919,762
       Lam Research Corp.*......................      28,970    1,033,650
       Micron Technology, Inc.*.................     200,450    2,667,989
       Silicon Laboratories, Inc.*..............      64,260    2,355,771
       SiRF Technology Holdings, Inc.*..........      38,850    1,157,730
       Trident Microsystems, Inc.*..............      49,950      899,100
       Varian Semiconductor Equipment
         Associates, Inc.*......................      44,940    1,974,214
                                                             ------------
                                                               28,625,773
                                                             ------------
       SOFTWARE - 0.4%
       Red Hat, Inc.*...........................      28,680      781,243
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       Comverse Technology, Inc.*...............      42,005    1,116,913
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
       Crown Castle International Corp.*........      50,670    1,363,529
       NII Holdings, Inc. - Class B*............     101,210    4,420,853
                                                             ------------
                                                                5,784,382
                                                             ------------
       TRANSPORTATION - 2.1%
       C.H. Robinson Worldwide, Inc.............      49,560    1,835,207
       Norfolk Southern Corp....................      31,570    1,415,283
       UTI Worldwide, Inc.......................      16,990    1,577,351
                                                             ------------
                                                                4,827,841
                                                             ------------
       Total Common Stocks
       (Cost $181,073,056)                                    214,614,037
                                                             ------------

       SHORT-TERM INVESTMENTS - 4.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.80% to
         be repurchased at $10,369,225 on
         01/03/06 collateralized by 10,730,000
         FNMA 3.00% due 08/15/07 with a value
         of $10,574,082. (Cost $10,366,000)..... $10,366,000 $ 10,366,000
                                                             ------------

       TOTAL INVESTMENTS - 99.7%
       (Cost $191,439,056)                                    224,980,037

       Other Assets and Liabilities (net) - 0.3%                  576,969
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $225,557,006
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 92.6%
          AIRLINES - 0.5%
          Southwest Airlines Co................. 299,100 $   4,914,213
                                                         -------------
          BANKS - 8.4%
          Bank of America Corp.................. 665,700    30,722,055
          Bank of New York Co., Inc............. 292,800     9,325,680
          SunTrust Banks, Inc...................  14,700     1,069,572
          Wachovia Corp......................... 309,100    16,339,026
          Wells Fargo & Co...................... 337,600    21,211,408
                                                         -------------
                                                            78,667,741
                                                         -------------
          BEVERAGES - 1.9%
          Anheuser-Busch Cos., Inc..............  95,700     4,111,272
          Coca-Cola Co. (The)................... 341,000    13,745,710
                                                         -------------
                                                            17,856,982
                                                         -------------
          CHEMICALS - 3.5%
          Dow Chemical Co....................... 171,400     7,510,748
          E.I. du Pont de Nemours & Co.......... 441,600    18,768,000
          Rohm & Haas Co........................ 141,900     6,870,798
                                                         -------------
                                                            33,149,546
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.5%
          CCE Spinco, Inc.*.....................       1             7
          First Data Corp....................... 106,500     4,580,565
                                                         -------------
                                                             4,580,572
                                                         -------------
          COMMUNICATIONS EQUIPMENT - 0.2%
          Andrew Corp.*.........................  49,200       527,916
          Nokia Corp. (ADR).....................  79,400     1,453,020
                                                         -------------
                                                             1,980,936
                                                         -------------
          COMPUTERS & PERIPHERALS - 1.7%
          Dell, Inc.*........................... 229,700     6,888,703
          Hewlett-Packard Co.................... 123,900     3,547,257
          International Business Machines Corp..  51,200     4,208,640
          Lexmark International, Inc. - Class A*  29,000     1,300,070
                                                         -------------
                                                            15,944,670
                                                         -------------
          ELECTRIC UTILITIES - 1.8%
          Dominion Resources, Inc...............  71,200     5,496,640
          FirstEnergy Corp...................... 151,600     7,426,884
          Public Service Enterprise Group, Inc..  58,900     3,826,733
                                                         -------------
                                                            16,750,257
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          American Electric Power Co., Inc...... 164,000     6,082,760
          KEMET Corp.*..........................  76,000       537,320
                                                         -------------
                                                             6,620,080
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 0.4%
          Constellation Energy Group............  60,700     3,496,320
                                                         -------------
          FINANCIALS - DIVERSIFIED - 11.3%
          Ambac Financial Group, Inc............  53,200     4,099,592
          Citigroup, Inc........................ 654,300    31,753,179

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIALS - DIVERSIFIED - CONTINUED
     Fannie Mae...................................    64,200 $   3,133,602
     Freddie Mac..................................   619,200    40,464,720
     JPMorgan Chase & Co..........................   221,900     8,807,211
     Merrill Lynch & Co., Inc.....................   121,900     8,256,287
     PNC Financial Services Group, Inc............   156,200     9,657,846
                                                             -------------
                                                               106,172,437
                                                             -------------
     FOOD & DRUG RETAILING - 3.4%
     Kraft Foods, Inc. - Class A..................   381,300    10,729,782
     Unilever NV..................................   313,300    21,508,045
                                                             -------------
                                                                32,237,827
                                                             -------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     Boston Scientific Corp.*.....................   198,300     4,856,367
     Cardinal Health, Inc.........................    85,900     5,905,625
                                                             -------------
                                                                10,761,992
                                                             -------------
     HOUSEHOLD PRODUCTS - 2.0%
     Kimberly-Clark Corp..........................   317,300    18,926,945
                                                             -------------
     INSURANCE - 4.8%
     AFLAC, Inc...................................    39,300     1,824,306
     American International Group, Inc............   109,400     7,464,362
     Assurant, Inc................................    18,200       791,518
     Berkshire Hathaway, Inc. - Class B*..........     2,060     6,047,130
     Chubb Corp. (The)............................   158,060    15,434,559
     Genworth Financial, Inc. - Class A...........    70,800     2,448,264
     Hartford Financial Services Group, Inc.......    14,400     1,236,816
     RenaissanceRe Holdings, Ltd..................    13,900       613,129
     St. Paul Travelers Co., Inc. (The)...........    93,600     4,181,112
     Torchmark Corp...............................   100,000     5,560,000
                                                             -------------
                                                                45,601,196
                                                             -------------
     INTERNET SOFTWARE & SERVICES - 0.9%
     Cisco Systems, Inc.*.........................   473,800     8,111,456
                                                             -------------
     IT CONSULTING & SERVICES - 1.0%
     Affiliated Computer Services, Inc. - Class A*   154,100     9,119,638
                                                             -------------
     MANUFACTURING - 0.3%
     Cognex Corp..................................    52,900     1,591,761
     Flextronics International, Ltd.*.............   128,300     1,339,452
                                                             -------------
                                                                 2,931,213
                                                             -------------
     MEDIA - 10.4%
     Clear Channel Communications, Inc............   694,500    21,842,025
     Comcast Corp. - Class A*.....................   363,400     9,433,864
     Gannett Co., Inc.............................    53,800     3,258,666
     Liberty Media Corp. - Class A................ 1,373,100    10,806,297
     News Corp. - Class B.........................   328,300     5,453,063
     Time Warner, Inc.............................   885,800    15,448,352
     Tribune Co...................................    96,800     2,929,168
     Viacom, Inc. - Class B.......................   408,700    13,323,620
     Walt Disney Co. (The)........................   628,200    15,057,954
                                                             -------------
                                                                97,553,009
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           METALS & MINING - 2.3%
           Alcoa, Inc.......................   725,000 $  21,438,250
                                                       -------------
           OIL & GAS - 1.0%
           Halliburton Co...................    34,500     2,137,620
           Total SA (ADR)...................    57,000     7,204,800
                                                       -------------
                                                           9,342,420
                                                       -------------
           PAPER & FOREST PRODUCTS - 3.5%
           International Paper Co...........   988,640    33,228,190
                                                       -------------
           PERSONAL PRODUCTS - 0.1%
           Avon Products, Inc...............    20,800       593,840
                                                       -------------
           PHARMACEUTICALS - 14.8%
           AmerisourceBergen Corp...........    46,000     1,904,400
           Bristol-Myers Squibb Co.......... 1,295,300    29,765,994
           GlaxoSmithKline Plc (ADR)........   817,300    41,257,304
           Pfizer, Inc......................   533,500    12,441,220
           Roche Holdings, Ltd. (ADR).......   220,200    16,481,970
           Sanofi-Aventis (ADR).............   217,200     9,535,080
           Schering-Plough Corp.............   693,900    14,467,815
           Wyeth............................   290,600    13,387,942
                                                       -------------
                                                         139,241,725
                                                       -------------
           RETAIL - MULTILINE - 2.6%
           Federated Department Stores, Inc.    78,100     5,180,373
           Wal-Mart Stores, Inc.............   406,900    19,042,920
                                                       -------------
                                                          24,223,293
                                                       -------------
           RETAIL - SPECIALTY - 0.9%
           Best Buy Co., Inc................    78,200     3,400,136
           Jones Apparel Group, Inc.........   153,700     4,721,664
                                                       -------------
                                                           8,121,800
                                                       -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
           Credence Systems Corp.*..........   125,400       872,784
           Intel Corp.......................    11,600       289,536
           Novellus Systems, Inc............    13,200       318,384
                                                       -------------
                                                           1,480,704
                                                       -------------
           SOFTWARE - 0.5%
           Microsoft Corp...................   195,600     5,114,940
                                                       -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.7%
           Amdocs, Ltd.*....................    22,500       618,750
           AT&T Corp........................ 1,463,300    35,836,217
           Ericsson LM (ADR)................    34,400     1,183,360
           Sprint Nextel Corp...............   963,800    22,514,368
           Verizon Communications, Inc...... 1,021,700    30,773,604
                                                       -------------
                                                          90,926,299
                                                       -------------
           TOBACCO - 1.9%
           Altria Group, Inc................   236,300    17,656,336
                                                       -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     TOYS & AMUSEMENTS - 0.3%
     Mattel, Inc................................     194,300    3,073,826
                                                             ------------
     Total Common Stocks
     (Cost $854,512,717)                                      869,818,653
                                                             ------------

     SHORT-TERM INVESTMENTS - 9.1%
     Federal Home Loan Bank 3.400%, due
       01/03/06. (Cost $85,283,888)............. $85,300,000 $ 85,283,888
                                                             ------------

     TOTAL INVESTMENTS - 101.7%
     (Cost $939,796,605)                                      955,102,541

     Other Assets and Liabilities (net) - (1.7%)              (15,898,499)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $939,204,042
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt


                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                                                      MET/AIM        Cyclical
                                                                                                  Small Cap Growth  Growth ETF
                                                                                                     Portfolio      Portfolio
                                                                                                  ----------------  -----------
ASSETS
   Investments, at value (Note 2)*                                                                    $636,857,963  $11,461,684
   Repurchase Agreement                                                                                 22,172,000           --
   Cash                                                                                                      3,718      182,224
   Cash denominated in foreign currencies**                                                                     --           --
   Receivable for investments sold                                                                         481,466           --
   Receivable for Trust shares sold                                                                        100,280       50,436
   Dividends receivable                                                                                    123,137       28,927
   Interest receivable                                                                                       4,804        2,551
   Net variation margin on financial futures contracts (Note 7)                                                 --           --
   Open swap contracts at fair value (Note 10)                                                                  --           --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --           --
   Receivable from investment adviser (Note 3)                                                                  --           --
   Other assets                                                                                                 --           --
                                                                                                  ----------------  -----------
      Total assets                                                                                     659,743,368   11,725,822
                                                                                                  ----------------  -----------
LIABILITIES
   Due to bank                                                                                                  --           --
   Payables for:
      Investments purchased                                                                                565,057      140,197
      When-issued/delayed delivery investments (Note 2)                                                         --           --
      Trust shares redeemed                                                                                 72,180            6
      Securities sold short, at value*** (Note 2)                                                               --           --
      Net variation margin on financial futures contracts (Note 7)                                              --           --
      Open swap contracts at fair value (Note 10)                                                               --           --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --           --
      Cash denominated in foreign currencies**                                                                  --           --
      Outstanding written options****                                                                           --           --
      Distribution and services fees - Class B                                                              63,986        2,381
      Distribution and services fees - Class E                                                               1,737           --
      Collateral on securities on loan                                                                 132,651,947           --
      Interest payable swap position                                                                            --           --
      Investment advisory fee payable (Note 3)                                                             403,390        4,077
      Administration fee payable                                                                             4,127           --
      Custodian and accounting fees payable                                                                 35,179        2,935
   Accrued expenses                                                                                         47,196       14,344
                                                                                                  ----------------  -----------
      Total liabilities                                                                                133,844,799      163,940
                                                                                                  ----------------  -----------
NET ASSETS                                                                                            $525,898,569  $11,561,882
                                                                                                  ================  ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $419,717,321  $11,399,252
   Accumulated net realized gain (loss)                                                                 42,015,139        6,138
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                 64,167,031      154,316
   Undistributed (distributions in excess of) net investment income                                           (922)       2,176
                                                                                                  ----------------  -----------
      Total                                                                                           $525,898,569  $11,561,882
                                                                                                  ================  ===========
NET ASSETS
   Class A                                                                                            $215,372,905  $        --
                                                                                                  ================  ===========
   Class B                                                                                             297,105,948   11,561,882
                                                                                                  ================  ===========
   Class E                                                                                              13,419,716           --
                                                                                                  ================  ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                                              15,763,026           --
                                                                                                  ================  ===========
   Class B                                                                                              21,984,528    1,139,989
                                                                                                  ================  ===========
   Class E                                                                                                 987,075           --
                                                                                                  ================  ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      13.66           --
                                                                                                  ================  ===========
   Class B                                                                                                   13.51        10.14
                                                                                                  ================  ===========
   Class E                                                                                                   13.60           --
                                                                                                  ================  ===========

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $572,690,932  $11,307,368
**Cost of cash denominated in foreign currencies                                                                --           --
***Proceed of short sales                                                                                       --           --
****Cost of written options                                                                                     --           --

                                                                                                  Cyclical Growth
                                                                                                  and Income ETF
                                                                                                     Portfolio
                                                                                                  ---------------
ASSETS
   Investments, at value (Note 2)*                                                                     $7,154,005
   Repurchase Agreement                                                                                        --
   Cash                                                                                                   143,461
   Cash denominated in foreign currencies**                                                                    --
   Receivable for investments sold                                                                             --
   Receivable for Trust shares sold                                                                        48,785
   Dividends receivable                                                                                    17,279
   Interest receivable                                                                                        843
   Net variation margin on financial futures contracts (Note 7)                                                --
   Open swap contracts at fair value (Note 10)                                                                 --
   Unrealized appreciation on forward currency contracts (Note 8)                                              --
   Receivable from investment adviser (Note 3)                                                              3,653
   Other assets                                                                                                --
                                                                                                  ---------------
      Total assets                                                                                      7,368,026
                                                                                                  ---------------
LIABILITIES
   Due to bank                                                                                                 --
   Payables for:
      Investments purchased                                                                               125,464
      When-issued/delayed delivery investments (Note 2)                                                        --
      Trust shares redeemed                                                                                   161
      Securities sold short, at value*** (Note 2)                                                              --
      Net variation margin on financial futures contracts (Note 7)                                             --
      Open swap contracts at fair value (Note 10)                                                              --
      Unrealized depreciation on forward currency contracts (Note 8)                                           --
      Cash denominated in foreign currencies**                                                                 --
      Outstanding written options****                                                                          --
      Distribution and services fees - Class B                                                              1,378
      Distribution and services fees - Class E                                                                 --
      Collateral on securities on loan                                                                         --
      Interest payable swap position                                                                           --
      Investment advisory fee payable (Note 3)                                                              2,052
      Administration fee payable                                                                               --
      Custodian and accounting fees payable                                                                 2,879
   Accrued expenses                                                                                        17,707
                                                                                                  ---------------
      Total liabilities                                                                                   149,641
                                                                                                  ---------------
NET ASSETS                                                                                             $7,218,385
                                                                                                  ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $7,193,334
   Accumulated net realized gain (loss)                                                                     2,962
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                    22,089
   Undistributed (distributions in excess of) net investment income                                            --
                                                                                                  ---------------
      Total                                                                                            $7,218,385
                                                                                                  ===============
NET ASSETS
   Class A                                                                                             $       --
                                                                                                  ===============
   Class B                                                                                              7,218,385
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                     --
                                                                                                  ===============
   Class B                                                                                                714,261
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $       --
                                                                                                  ===============
   Class B                                                                                                  10.11
                                                                                                  ===============
   Class E                                                                                                     --
                                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $7,131,916
**Cost of cash denominated in foreign currencies                                                               --
***Proceed of short sales                                                                                      --
****Cost of written options                                                                                    --

                       See notes to financial statements

Goldman Sachs Harris Oakmark Janus Aggressive    Lazard      Legg Mason    Lord Abbett
Mid-Cap Value International       Growth         Mid Cap    Value Equity America's Value
  Portfolio     Portfolio       Portfolio       Portfolio    Portfolio      Portfolio
------------- -------------- ----------------  ------------ ------------ ---------------
 $409,982,032 $1,431,794,719     $871,679,461  $307,773,764   $7,724,821     $70,534,785
   12,340,000     63,790,000               --    17,384,000      994,000       1,868,000
          114            171           64,326           881          805             750
           --      4,814,878          104,836             2        9,751              --
      128,229             --           88,861            --           --              --
      180,211        765,034          195,242       155,544      329,224              --
      676,164      1,127,380          269,553       262,452        1,587         126,392
        1,920          9,923               --         2,704           72         312,283
           --             --               --            --           --              --
           --             --               --            --           --              --
           --        451,988               --            --           --              --
           --             --               --            --        9,995              --
        4,296         13,169            8,730         3,722           --           5,806
------------- -------------- ----------------  ------------ ------------ ---------------
  423,312,966  1,502,767,262      872,411,009   325,583,069    9,070,255      72,848,016
------------- -------------- ----------------  ------------ ------------ ---------------
           --             --               --            --           --              --
      847,556     20,244,933           51,412     2,986,299      973,205         623,419
           --             --               --            --           --              --
           20        702,958          480,842       181,302           18           3,431
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
           --             --               --            --           --              --
       28,785        115,388           59,153        42,726          529          15,166
           --         16,497              794         4,171           --              --
           --    151,156,676       86,643,020            --           --              --
           --             --               --            --           --              --
      255,726        875,055          441,254       194,362           --          39,431
        1,840          4,840            3,242         1,027           --             626
       34,626        332,073           72,727        27,887        7,729          18,816
       34,727         86,138           62,909        45,362       30,352          31,490
------------- -------------- ----------------  ------------ ------------ ---------------
    1,203,280    173,534,558       87,815,353     3,483,136    1,011,833         732,379
------------- -------------- ----------------  ------------ ------------ ---------------
 $422,109,686 $1,329,232,704     $784,595,656  $322,099,933   $8,058,422     $72,115,637
============= ============== ================  ============ ============ ===============
 $380,524,984 $1,022,953,857     $619,862,194  $274,000,572   $7,903,058     $65,807,908
    4,095,531     41,808,018       43,141,969    41,287,576          160       1,313,655

   37,342,090    228,902,268      121,593,478     5,461,604      155,058       3,429,335
      147,081     35,568,561           (1,985)    1,350,181          146       1,564,739
------------- -------------- ----------------  ------------ ------------ ---------------
 $422,109,686 $1,329,232,704     $784,595,656  $322,099,933   $8,058,422     $72,115,637
============= ============== ================  ============ ============ ===============
 $285,029,985 $  644,540,712     $500,463,122  $ 89,042,205   $3,185,414     $        --
============= ============== ================  ============ ============ ===============
  137,079,701    554,317,723      277,755,937   200,413,428    4,873,008      72,115,637
============= ============== ================  ============ ============ ===============
           --    130,374,269        6,376,597    32,644,300           --              --
============= ============== ================  ============ ============ ===============
   22,724,830     39,714,133       57,525,796     6,521,885      299,000              --
============= ============== ================  ============ ============ ===============
   10,925,761     34,414,998       32,293,897    14,764,291      457,402       5,130,757
============= ============== ================  ============ ============ ===============
           --      8,076,776          739,514     2,398,654           --              --
============= ============== ================  ============ ============ ===============
 $      12.54 $        16.23     $       8.70  $      13.65   $    10.65     $        --
============= ============== ================  ============ ============ ===============
        12.55          16.11             8.60         13.57        10.65           14.06
============= ============== ================  ============ ============ ===============
           --          16.14             8.62         13.61           --              --
============= ============== ================  ============ ============ ===============

----------------------------------------------------------------------------------------
 $372,639,942 $1,203,415,268     $750,081,848  $302,312,160   $7,569,845     $67,105,450
           --      4,751,905          104,847             2        9,820              --
           --             --               --            --           --              --
           --             --               --            --           --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                                                        Lord Abbett
                                                                                                       Bond Debenture
                                                                                                         Portfolio
                                                                                                       --------------
ASSETS
   Investments, at value (Note 2)*                                                                     $1,842,019,095
   Repurchase Agreement                                                                                    57,453,000
   Cash                                                                                                       173,047
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                          4,993,392
   Receivable for Trust shares sold                                                                           618,600
   Dividends receivable                                                                                       108,594
   Interest receivable                                                                                     22,863,655
   Net variation margin on financial futures contracts (Note 7)                                                    --
   Open swap contracts at fair value (Note 10)                                                                     --
   Unrealized appreciation on forward currency contracts (Note 8)                                                  --
   Receivable from investment adviser (Note 3)                                                                     --
   Other assets                                                                                                18,944
                                                                                                       --------------
      Total assets                                                                                      1,928,248,327
                                                                                                       --------------
LIABILITIES
   Due to bank                                                                                                     --
   Payables for:
      Investments purchased                                                                                        --
      When-issued/delayed delivery investments (Note 2)                                                            --
      Trust shares redeemed                                                                                   353,404
      Securities sold short, at value*** (Note 2)                                                                  --
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Open swap contracts at fair value (Note 10)                                                                  --
      Unrealized depreciation on forward currency contracts (Note 8)                                               --
      Cash denominated in foreign currencies**                                                                     --
      Outstanding written options****                                                                              --
      Distribution and services fees - Class B                                                                148,673
      Distribution and services fees - Class E                                                                  4,456
      Collateral on securities on loan                                                                    330,838,930
      Interest payable swap position                                                                               --
      Investment advisory fee payable (Note 3)                                                                676,848
      Administration fee payable                                                                                4,092
      Custodian and accounting fees payable                                                                    69,571
   Accrued expenses                                                                                            99,456
                                                                                                       --------------
      Total liabilities                                                                                   332,195,430
                                                                                                       --------------
NET ASSETS                                                                                             $1,596,052,897
                                                                                                       ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $1,538,052,295
   Accumulated net realized gain (loss)                                                                   (22,361,030)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                         (3,496,274)
   Undistributed (distributions in excess of) net investment income                                        83,857,906
                                                                                                       --------------
      Total                                                                                            $1,596,052,897
                                                                                                       ==============
NET ASSETS
   Class A                                                                                             $  856,405,995
                                                                                                       ==============
   Class B                                                                                                704,506,208
                                                                                                       ==============
   Class E                                                                                                 35,140,694
                                                                                                       ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 69,757,308
                                                                                                       ==============
   Class B                                                                                                 57,782,647
                                                                                                       ==============
   Class E                                                                                                  2,877,504
                                                                                                       ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $        12.28
                                                                                                       ==============
   Class B                                                                                                      12.19
                                                                                                       ==============
   Class E                                                                                                      12.21
                                                                                                       ==============

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $1,845,515,369
**Cost of cash denominated in foreign currencies                                                                   --
***Proceed of short sales                                                                                          --
****Cost of written options                                                                                        --

                                                                                                          Lord Abbett
                                                                                                       Growth and Income
                                                                                                           Portfolio
                                                                                                       -----------------
ASSETS
   Investments, at value (Note 2)*                                                                        $3,264,216,651
   Repurchase Agreement                                                                                      104,229,000
   Cash                                                                                                              165
   Cash denominated in foreign currencies**                                                                           --
   Receivable for investments sold                                                                             5,728,456
   Receivable for Trust shares sold                                                                              290,169
   Dividends receivable                                                                                        5,145,410
   Interest receivable                                                                                            16,213
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Open swap contracts at fair value (Note 10)                                                                        --
   Unrealized appreciation on forward currency contracts (Note 8)                                                     --
   Receivable from investment adviser (Note 3)                                                                        --
   Other assets                                                                                                   37,730
                                                                                                       -----------------
      Total assets                                                                                         3,379,663,794
                                                                                                       -----------------
LIABILITIES
   Due to bank                                                                                                        --
   Payables for:
      Investments purchased                                                                                   11,446,156
      When-issued/delayed delivery investments (Note 2)                                                               --
      Trust shares redeemed                                                                                    2,173,290
      Securities sold short, at value*** (Note 2)                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Open swap contracts at fair value (Note 10)                                                                     --
      Unrealized depreciation on forward currency contracts (Note 8)                                                  --
      Cash denominated in foreign currencies**
      Outstanding written options****                                                                                 --
      Distribution and services fees - Class B                                                                   241,384
      Distribution and services fees - Class E                                                                        --
      Collateral on securities on loan                                                                       247,970,090
      Interest payable swap position                                                                                  --
      Investment advisory fee payable (Note 3)                                                                 1,355,936
      Administration fee payable                                                                                   7,495
      Custodian and accounting fees payable                                                                      100,558
   Accrued expenses                                                                                              163,895
                                                                                                       -----------------
      Total liabilities                                                                                      263,458,804
                                                                                                       -----------------
NET ASSETS                                                                                                $3,116,204,990
                                                                                                       =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                        $2,556,184,702
   Accumulated net realized gain (loss)                                                                      205,919,946
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                           312,490,842
   Undistributed (distributions in excess of) net investment income                                           41,609,500
                                                                                                       -----------------
      Total                                                                                               $3,116,204,990
                                                                                                       =================
NET ASSETS
   Class A                                                                                                $1,985,721,183
                                                                                                       =================
   Class B                                                                                                 1,130,483,807
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    71,979,223
                                                                                                       =================
   Class B                                                                                                    41,220,010
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                $        27.59
                                                                                                       =================
   Class B                                                                                                         27.43
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                      $2,951,725,809
**Cost of cash denominated in foreign currencies                                                                      --
***Proceed of short sales                                                                                             --
****Cost of written options                                                                                           --

                                                                                                           Lord Abbett
                                                                                                       Growth Opportunities
                                                                                                            Portfolio
                                                                                                       --------------------
ASSETS
   Investments, at value (Note 2)*                                                                              $70,411,341
   Repurchase Agreement                                                                                           4,995,000
   Cash                                                                                                                 302
   Cash denominated in foreign currencies**                                                                              --
   Receivable for investments sold                                                                                  177,466
   Receivable for Trust shares sold                                                                                  26,755
   Dividends receivable                                                                                              39,042
   Interest receivable                                                                                                  555
   Net variation margin on financial futures contracts (Note 7)                                                          --
   Open swap contracts at fair value (Note 10)                                                                           --
   Unrealized appreciation on forward currency contracts (Note 8)                                                        --
   Receivable from investment adviser (Note 3)                                                                        7,890
   Other assets                                                                                                          --
                                                                                                       --------------------
      Total assets                                                                                               75,658,351
                                                                                                       --------------------
LIABILITIES
   Due to bank                                                                                                           --
   Payables for:
      Investments purchased                                                                                       2,800,880
      When-issued/delayed delivery investments (Note 2)                                                                  --
      Trust shares redeemed                                                                                          71,536
      Securities sold short, at value*** (Note 2)                                                                        --
      Net variation margin on financial futures contracts (Note 7)                                                       --
      Open swap contracts at fair value (Note 10)                                                                        --
      Unrealized depreciation on forward currency contracts (Note 8)                                                     --
      Cash denominated in foreign currencies**                                                                           --
      Outstanding written options****                                                                                    --
      Distribution and services fees - Class B                                                                        8,684
      Distribution and services fees - Class E                                                                           --
      Collateral on securities on loan                                                                           10,329,737
      Interest payable swap position                                                                                     --
      Investment advisory fee payable (Note 3)                                                                       37,410
      Administration fee payable                                                                                      1,505
      Custodian and accounting fees payable                                                                          21,936
   Accrued expenses                                                                                                  31,174
                                                                                                       --------------------
      Total liabilities                                                                                          13,302,862
                                                                                                       --------------------
NET ASSETS                                                                                                      $62,355,489
                                                                                                       ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                              $54,573,219
   Accumulated net realized gain (loss)                                                                             118,940
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                7,663,473
   Undistributed (distributions in excess of) net investment income                                                    (143)
                                                                                                       --------------------
      Total                                                                                                     $62,355,489
                                                                                                       ====================
NET ASSETS
   Class A                                                                                                      $21,499,564
                                                                                                       ====================
   Class B                                                                                                       40,855,925
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                        2,109,137
                                                                                                       ====================
   Class B                                                                                                        4,069,791
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                      $     10.19
                                                                                                       ====================
   Class B                                                                                                            10.04
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================

----------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                            $62,747,868
**Cost of cash denominated in foreign currencies                                                                         --
***Proceed of short sales                                                                                                --
****Cost of written options                                                                                              --

                       See notes to financial statements

 Lord Abbett  MetLife Aggressive MetLife Balanced      MetLife           MetLife          MetLife
Mid-Cap Value      Strategy          Strategy     Defensive Strategy Growth Strategy Moderate Strategy
  Portfolio       Portfolio         Portfolio         Portfolio         Portfolio        Portfolio
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $393,053,627       $662,004,309   $3,530,878,895       $356,181,335  $3,208,270,612    $1,170,720,414
   11,937,000                 --               --                 --              --                --
           66                  6               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
       40,769            655,149        1,514,876            363,483         960,315           476,401
      402,662                 --               --                 --              --                --
        1,857                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --             17,041               --             16,897              --                --
        4,142              1,025            7,321                164                             1,412
------------- ------------------ ---------------- ------------------ --------------- -----------------
  405,440,123        662,677,530    3,532,401,092        356,561,879   3,209,230,927     1,171,198,227
------------- ------------------ ---------------- ------------------ --------------- -----------------
           --                 --               --                 --               2                --
      998,555            346,322        1,514,875            326,084         518,279           476,395
           --                 --               --                 --              --                --
       80,183            308,827               --             37,399         442,036                 5
                              --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
       48,589            138,568          739,723             73,897         667,816           244,880
           --                 --               --                 --              --                --
   61,749,302                 --               --                 --              --                --
           --                 --               --                 --              --                --
      198,517             52,117          132,402             29,560         130,545            77,321
        1,683              2,671            2,671              2,671           2,671             2,671
       27,467              9,338            9,338              9,338           9,338             9,338
       45,336             22,599           23,252             20,627          17,565            22,876
------------- ------------------ ---------------- ------------------ --------------- -----------------
   63,149,632            880,442        2,422,261            499,576       1,788,252           833,486
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $342,290,491       $661,797,088   $3,529,978,831       $356,062,303  $3,207,442,675    $1,170,364,741
============= ================== ================ ================== =============== =================
 $244,950,904       $600,771,289   $3,331,655,092       $345,279,557  $2,967,665,010    $1,118,955,010
   32,204,547          5,322,190       23,822,297          2,128,962      23,812,549         9,040,051
   62,946,777         55,629,416      174,125,673          8,622,492     215,636,306        42,248,694
    2,188,263             74,193          375,769             31,292         328,810           120,986
------------- ------------------ ---------------- ------------------ --------------- -----------------
 $342,290,491       $661,797,088   $3,529,978,831       $356,062,303  $3,207,442,675    $1,170,364,741
============= ================== ================ ================== =============== =================
 $113,340,277       $     79,722   $      160,646       $     10,602  $    1,205,927    $      294,209
============= ================== ================ ================== =============== =================
  228,950,214        661,717,366    3,529,818,185        356,051,701   3,206,236,748     1,170,070,532
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================
    5,043,081              6,826           14,717              1,030         105,896            27,826
============= ================== ================ ================== =============== =================
   10,277,705         56,661,492      323,282,018         34,615,629     281,356,823       110,699,660
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================
 $      22.47       $      11.68   $        10.92       $      10.29  $        11.39    $        10.57
============= ================== ================ ================== =============== =================
        22.28              11.68            10.92              10.29           11.40             10.57
============= ================== ================ ================== =============== =================
           --                 --               --                 --              --                --
============= ================== ================ ================== =============== =================

------------------------------------------------------------------------------------------------------
 $330,106,850       $606,374,893   $3,356,753,222       $347,558,843  $2,992,634,306    $1,128,471,720
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --
           --                 --               --                 --              --                --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

                                                                                                 MFS Research   Neuberger Berman
                                                                                                 International    Real Estate
                                                                                                   Portfolio       Portfolio
                                                                                                 -------------- ----------------
ASSETS
   Investments, at value (Note 2)*                                                               $1,224,266,304     $554,729,230
   Repurchase Agreement                                                                              25,041,000       24,551,000
   Cash                                                                                                     763              575
   Cash denominated in foreign currencies**                                                             183,988               --
   Receivable for investments sold                                                                    2,834,596               --
   Receivable for Trust shares sold                                                                     487,567          182,166
   Dividends receivable                                                                                 886,677        3,162,171
   Interest receivable                                                                                    3,895            3,819
   Net variation margin on financial futures contracts (Note 7)                                              --               --
   Open swap contracts at fair value (Note 10)                                                               --               --
   Unrealized appreciation on forward currency contracts (Note 8)                                            --               --
   Receivable from investment adviser (Note 3)                                                               --               --
   Other assets                                                                                          11,404            5,597
                                                                                                 -------------- ----------------
      Total assets                                                                                1,253,716,194      582,634,558
                                                                                                 -------------- ----------------
LIABILITIES
   Due to bank                                                                                               --               --
   Payables for:
      Investments purchased                                                                              24,256        9,918,045
      When-issued/delayed delivery investments (Note 2)                                                      --               --
      Trust shares redeemed                                                                             673,236          359,191
      Securities sold short, at value*** (Note 2)                                                            --               --
      Net variation margin on financial futures contracts (Note 7)                                           --               --
      Open swap contracts at fair value (Note 10)                                                            --               --
      Unrealized depreciation on forward currency contracts (Note 8)                                         35               --
      Cash denominated in foreign currencies**                                                               --               --
      Outstanding written options****                                                                        --               --
      Distribution and services fees - Class B                                                           92,740           65,828
      Distribution and services fees - Class E                                                            1,747            6,505
      Collateral on securities on loan                                                              169,544,072               --
      Interest payable swap position                                                                         --               --
      Investment advisory fee payable (Note 3)                                                          656,340          318,209
      Administration fee payable                                                                          3,310            2,187
      Custodian and accounting fees payable                                                             350,336           26,928
   Accrued expenses                                                                                      77,170           47,287
                                                                                                 -------------- ----------------
      Total liabilities                                                                             171,423,242       10,744,180
                                                                                                 -------------- ----------------
NET ASSETS                                                                                       $1,082,292,952     $571,890,378
                                                                                                 ============== ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                               $  848,446,175     $464,299,516
   Accumulated net realized gain (loss)                                                              80,168,716       38,201,733
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                            145,334,906       60,191,544
   Undistributed (distributions in excess of) net investment income                                   8,343,155        9,197,585
                                                                                                 -------------- ----------------
      Total                                                                                      $1,082,292,952     $571,890,378
                                                                                                 ============== ================
NET ASSETS
   Class A                                                                                       $  624,210,071     $204,147,859
                                                                                                 ============== ================
   Class B                                                                                          443,525,653      316,402,583
                                                                                                 ============== ================
   Class E                                                                                           14,557,228       51,339,936
                                                                                                 ============== ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                           48,011,738       14,430,021
                                                                                                 ============== ================
   Class B                                                                                           34,281,448       22,419,627
                                                                                                 ============== ================
   Class E                                                                                            1,123,040        3,634,437
                                                                                                 ============== ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                       $        13.00     $      14.15
                                                                                                 ============== ================
   Class B                                                                                                12.94            14.11
                                                                                                 ============== ================
   Class E                                                                                                12.96            14.13
                                                                                                 ============== ================

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                             $1,078,924,550     $494,537,686
**Cost of cash denominated in foreign currencies                                                        184,886               --
***Proceed of short sales                                                                                    --               --
****Cost of written options                                                                                  --               --

                                                                                                 Oppenheimer Capital
                                                                                                    Appreciation
                                                                                                      Portfolio
                                                                                                 -------------------
ASSETS
   Investments, at value (Note 2)*                                                                    $1,184,085,701
   Repurchase Agreement                                                                                   35,819,000
   Cash                                                                                                          876
   Cash denominated in foreign currencies**                                                                       --
   Receivable for investments sold                                                                                --
   Receivable for Trust shares sold                                                                          253,867
   Dividends receivable                                                                                      817,899
   Interest receivable                                                                                         5,572
   Net variation margin on financial futures contracts (Note 7)                                                   --
   Open swap contracts at fair value (Note 10)                                                                    --
   Unrealized appreciation on forward currency contracts (Note 8)                                                 --
   Receivable from investment adviser (Note 3)                                                                    --
   Other assets                                                                                               16,981
                                                                                                 -------------------
      Total assets                                                                                     1,220,999,896
                                                                                                 -------------------
LIABILITIES
   Due to bank                                                                                                    --
   Payables for:
      Investments purchased                                                                                  685,430
      When-issued/delayed delivery investments (Note 2)                                                           --
      Trust shares redeemed                                                                                  584,117
      Securities sold short, at value*** (Note 2)                                                                 --
      Net variation margin on financial futures contracts (Note 7)                                                --
      Open swap contracts at fair value (Note 10)                                                                 --
      Unrealized depreciation on forward currency contracts (Note 8)                                              --
      Cash denominated in foreign currencies**                                                                    --
      Outstanding written options****                                                                             --
      Distribution and services fees - Class B                                                               108,348
      Distribution and services fees - Class E                                                                   108
      Collateral on securities on loan                                                                    51,990,284
      Interest payable swap position                                                                              --
      Investment advisory fee payable (Note 3)                                                               617,150
      Administration fee payable                                                                                  --
      Custodian and accounting fees payable                                                                   68,304
   Accrued expenses                                                                                           79,970
                                                                                                 -------------------
      Total liabilities                                                                                   54,133,711
                                                                                                 -------------------
NET ASSETS                                                                                            $1,166,866,185
                                                                                                 ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $1,050,729,840
   Accumulated net realized gain (loss)                                                                    6,274,199
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                                 106,890,168
   Undistributed (distributions in excess of) net investment income                                        2,971,978
                                                                                                 -------------------
      Total                                                                                           $1,166,866,185
                                                                                                 ===================
NET ASSETS
   Class A                                                                                            $  664,185,654
                                                                                                 ===================
   Class B                                                                                               501,823,542
                                                                                                 ===================
   Class E                                                                                                   856,989
                                                                                                 ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                76,444,565
                                                                                                 ===================
   Class B                                                                                                58,206,388
                                                                                                 ===================
   Class E                                                                                                    98,712
                                                                                                 ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $         8.69
                                                                                                 ===================
   Class B                                                                                                      8.62
                                                                                                 ===================
   Class E                                                                                                      8.68
                                                                                                 ===================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $1,077,190,033
**Cost of cash denominated in foreign currencies                                                                  --
***Proceed of short sales                                                                                         --
****Cost of written options                                                                                       --

                       See notes to financial statements

PIMCO Inflation    PIMCO Total        Met/Putnam        RCM Global    Third Avenue   T. Rowe Price
Protected Bond       Return      Capital Opportunities  Technology   Small Cap Value Mid-Cap Growth
   Portfolio        Portfolio          Portfolio        Portfolio       Portfolio      Portfolio
---------------  --------------  --------------------- ------------  --------------- --------------
 $1,846,303,595  $2,821,202,665            $56,232,942 $266,429,444   $  970,023,944   $844,220,364
    109,402,000      32,560,000                     --    7,305,000      142,349,000             --
            946           1,720                 19,420          520              241             --
        146,412       4,401,610                     --           --            3,580             --
     21,694,501     266,091,353                321,867   18,058,513       13,782,821      2,326,084
        310,661       2,115,720                     --       26,080          324,984        169,105
          8,225          24,063                 46,419       49,049          820,382        691,278
      4,124,096      14,479,140                     --        1,136           22,143         96,019
             --              --                     --           --               --             --
      2,042,962              --                     --           --               --             --
             --              --                     --           --               --             --
             --              --                     --          793               --             --
         11,148          25,420                    589        2,704            9,803             --
---------------  --------------  --------------------- ------------  --------------- --------------
  1,984,044,546   3,140,901,691             56,621,237  291,873,239    1,127,336,898    847,502,850
---------------  --------------  --------------------- ------------  --------------- --------------
             --              --                     --           --               --        335,266
    984,569,880     763,561,014                 55,181   10,233,299        7,431,524     10,301,617
             --              --                     --           --               --             --
         54,217         680,510                 80,153      251,619           22,141        420,338
     26,934,810     193,576,634                     --    9,797,199               --             --
          1,581          29,241                     --           --               --             --
             --       8,379,363                     --           --               --             --
        150,228       1,425,044                     --           --               --             --
             --              --                     --           --               --             --
         27,219       1,189,373                     --    1,257,620               --             --
         81,458         232,352                  1,112       18,461           94,260         88,971
             --          18,635                     --        2,392               --          3,223
             --              --             11,563,449   35,626,920      199,839,557    129,244,931
        495,602       3,684,989                     --           --               --             --
        406,359         906,077                 32,975      178,667          583,404        439,602
          3,527             898                  1,458        2,589            2,205          3,192
         58,242         167,280                 23,130       27,877           45,408         42,464
         50,385         125,673                 31,507       45,642           67,351         51,794
---------------  --------------  --------------------- ------------  --------------- --------------
  1,012,833,508     973,977,083             11,788,965   57,442,285      208,085,850    140,931,398
---------------  --------------  --------------------- ------------  --------------- --------------
 $  971,211,038  $2,166,924,608            $44,832,272 $234,430,954   $  919,251,048   $706,571,452
===============  ==============  ===================== ============  =============== ==============
 $  944,312,425  $2,121,343,776            $38,229,805 $210,076,956   $  648,764,255   $531,652,784
      1,470,437     (23,395,657)             1,470,218   (9,863,118)      68,214,575     25,405,729

       (189,572)     (7,915,717)             5,035,155   34,528,202      196,476,906    149,513,263
     25,617,748      76,892,206                 97,094     (311,086)       5,795,312           (324)
---------------  --------------  --------------------- ------------  --------------- --------------
 $  971,211,038  $2,166,924,608            $44,832,272 $234,430,954   $  919,251,048   $706,571,452
===============  ==============  ===================== ============  =============== ==============
 $  585,798,936  $  912,626,426            $39,539,373 $129,348,570   $  476,834,388   $258,608,932
===============  ==============  ===================== ============  =============== ==============
    385,412,102   1,107,737,467              5,292,899   86,476,093      442,416,660    422,569,665
===============  ==============  ===================== ============  =============== ==============
             --     146,560,715                     --   18,606,291               --     25,392,855
===============  ==============  ===================== ============  =============== ==============
     54,327,315      78,649,719              2,548,627   25,295,337       28,710,205     30,457,763
===============  ==============  ===================== ============  =============== ==============
     35,834,547      96,335,613                344,552   17,112,023       26,725,478     50,437,152
===============  ==============  ===================== ============  =============== ==============
             --      12,709,648                     --    3,667,912               --      3,014,778
===============  ==============  ===================== ============  =============== ==============
 $        10.78  $        11.60            $     15.51 $       5.11   $        16.61   $       8.49
===============  ==============  ===================== ============  =============== ==============
          10.76           11.50                  15.36         5.05            16.55           8.38
===============  ==============  ===================== ============  =============== ==============
             --           11.53                     --         5.07               --           8.42
===============  ==============  ===================== ============  =============== ==============

----------------------------------------------------------------------------------------------------
 $1,847,901,620  $2,824,390,035            $51,197,787 $231,608,176   $  773,545,956   $694,706,941
        146,446       4,395,313                     --           --            3,556             --
     27,198,357     192,798,950                     --    9,653,859               --             --
         44,580       1,867,082                     --    1,107,926               --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

                                                                                                         Turner       Van Kampen
                                                                                                     Mid-Cap Growth    Comstock
                                                                                                       Portfolio      Portfolio
                                                                                                     --------------  ------------
ASSETS
   Investments, at value (Note 2)*                                                                     $214,614,037  $955,102,541
   Repurchase Agreement                                                                                  10,366,000            --
   Cash                                                                                                         275        54,220
   Cash denominated in foreign currencies**                                                                      --            --
   Receivable for investments sold                                                                        2,099,542            --
   Receivable for Trust shares sold                                                                          57,964       439,283
   Dividends receivable                                                                                      95,566     1,326,397
   Interest receivable                                                                                        1,622            --
   Net variation margin on financial futures contracts (Note 7)                                                  --            --
   Open swap contracts at fair value (Note 10)                                                                   --            --
   Unrealized appreciation on forward currency contracts (Note 8)                                                --            --
   Receivable from investment adviser (Note 3)                                                                   --            --
   Other assets                                                                                               2,446        12,019
                                                                                                     --------------  ------------
      Total assets                                                                                      227,237,452   956,934,460
                                                                                                     --------------  ------------
LIABILITIES
   Due to bank                                                                                                   --            --
   Payables for:
      Investments purchased                                                                               1,426,122    17,120,935
      When-issued/delayed delivery investments (Note 2)                                                          --            --
      Trust shares redeemed                                                                                  28,207        23,626
      Securities sold short, at value*** (Note 2)                                                                --            --
      Net variation margin on financial futures contracts (Note 7)                                               --            --
      Open swap contracts at fair value (Note 10)                                                                --            --
      Unrealized depreciation on forward currency contracts (Note 8)                                             --            --
      Cash denominated in foreign currencies**                                                                   --            --
      Outstanding written options****                                                                            --            --
      Distribution and services fees - Class B                                                               12,185        11,688
      Distribution and services fees - Class E                                                                   --            --
      Collateral on securities on loan                                                                           --            --
      Interest payable swap position                                                                             --            --
      Investment advisory fee payable (Note 3)                                                              152,937       491,520
      Administration fee payable                                                                              1,696         9,993
      Custodian and accounting fees payable                                                                  27,825        40,557
   Accrued expenses                                                                                          31,474        32,099
                                                                                                     --------------  ------------
      Total liabilities                                                                                   1,680,446    17,730,418
                                                                                                     --------------  ------------
NET ASSETS                                                                                             $225,557,006  $939,204,042
                                                                                                     ==============  ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $189,057,877  $910,260,878
   Accumulated net realized gain (loss)                                                                   2,959,481    13,521,864
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                     33,540,981    15,305,936
   Undistributed (distributions in excess of) net investment income                                          (1,333)      115,364
                                                                                                     --------------  ------------
      Total                                                                                            $225,557,006  $939,204,042
                                                                                                     ==============  ============
NET ASSETS
   Class A                                                                                             $168,671,808  $880,435,842
                                                                                                     ==============  ============
   Class B                                                                                               56,885,198    58,768,200
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                               13,905,074    84,656,186
                                                                                                     ==============  ============
   Class B                                                                                                4,704,761     5,655,536
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $      12.13  $      10.40
                                                                                                     ==============  ============
   Class B                                                                                                    12.09         10.39
                                                                                                     ==============  ============
   Class E                                                                                                       --            --
                                                                                                     ==============  ============

---------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $181,073,056  $939,796,605
**Cost of cash denominated in foreign currencies                                                                 --            --
***Proceed of short sales                                                                                        --            --
****Cost of written options                                                                                      --            --

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                             MET/AIM        Cyclical       Cyclical
                                                         Small Cap Growth  Growth ETF  Growth and Income
                                                            Portfolio      Portfolio*   ETF Portfolio*
                                                         ----------------  ----------  -----------------
INVESTMENT INCOME:
   Dividends (1)                                              $ 1,278,505    $ 77,286           $ 43,657
   Interest (2)                                                   759,290       6,266              1,995
                                                         ----------------  ----------  -----------------
      Total investment income                                   2,037,795      83,552             45,652
                                                         ----------------  ----------  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                             4,065,172       8,086              5,000
   Deferred Expense Reimbursement (Note 3)                        186,470          --                 --
   Administration fees                                             65,516       1,400              1,347
   Custody and accounting fees                                    124,302       2,935              2,879
   Distribution fee - Class B                                     693,614       4,492              2,778
   Distribution fee - Class E                                      19,321          --                 --
   Transfer agent fees                                             34,399       2,521              2,521
   Audit                                                           24,440      16,300             16,300
   Legal                                                           24,550       3,826              3,826
   Trustee fees and expenses                                       12,662       3,781              3,781
   Shareholder reporting                                           41,582          28                 28
   Insurance                                                       10,838          --                 --
   Organizational expense                                              --       3,000              3,000
   Other                                                            5,442         127                 13
                                                         ----------------  ----------  -----------------
      Total expenses                                            5,308,308      46,496             41,473
      Less fees waived and expenses reimbursed by
         the adviser                                                   --     (32,115)           (32,599)
      Less broker commission recapture                            (92,098)         --                 --
                                                         ----------------  ----------  -----------------
   Net expenses                                                 5,216,210      14,381              8,874
                                                         ----------------  ----------  -----------------
   Net investment income                                       (3,178,415)     69,171             36,778
                                                         ----------------  ----------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                              45,679,413       6,138              2,663
      Futures contracts                                                --          --                 --
      Options contracts                                                --          --                 --
      Swap contracts                                                   --          --                 --
      Foreign currency related transactions                         4,441          --                 --
                                                         ----------------  ----------  -----------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                45,683,854       6,138              2,663
                                                         ----------------  ----------  -----------------
   Unrealized appreciation (depreciation) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency
         Beginning of period                                   63,681,341          --                 --
         End of period                                         64,167,031     154,316             22,089
                                                         ----------------  ----------  -----------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                              485,690     154,316             22,089
                                                         ----------------  ----------  -----------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                            46,169,544     160,454             24,752
                                                         ----------------  ----------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                               $42,991,129    $229,625           $ 61,530
                                                         ================  ==========  =================

---------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:            $     1,438    $     --           $     --
(2)Interest income includes security lending
   income of:                                                     304,345          --                 --
* For the period 10/1/2005 (Commencement of Operations) through
  12/31/2005.

                       See notes to financial statements

Goldman Sachs  Harris Oakmark        Janus           Lazard
Mid-Cap Value  International   Aggressive Growth     Mid Cap
  Portfolio      Portfolio         Portfolio        Portfolio
-------------  --------------  -----------------  ------------
  $ 5,980,344    $ 22,671,893       $  3,713,542  $  3,349,468
      279,861       1,446,848          1,067,744       896,058
-------------  --------------  -----------------  ------------
    6,260,205      24,118,741          4,781,286     4,245,526
-------------  --------------  -----------------  ------------
    2,377,124       8,535,923          4,470,882     2,171,692
           --              --             55,811            --
       46,418         128,680             89,334        50,524
      116,884       1,060,315            230,640        94,298
      258,166       1,139,587            668,157       484,423
           --         154,849              8,476        47,544
       16,796          37,167             31,969        33,072
       24,102          26,680             24,555        24,440
       25,238          25,201             25,201        25,777
        6,358          12,661             12,661        12,662
        8,768         105,223             64,923        28,324
        5,083          19,214             14,367         6,207
           --              --                 --            --
        3,186           5,894              6,037         8,160
-------------  --------------  -----------------  ------------
    2,888,123      11,251,394          5,703,013     2,987,123
           --              --                 --            --
      (76,309)       (140,750)          (243,810)     (102,493)
-------------  --------------  -----------------  ------------
    2,811,814      11,110,644          5,459,203     2,884,630
-------------  --------------  -----------------  ------------
    3,448,391      13,008,097           (677,917)    1,360,896
-------------  --------------  -----------------  ------------
   26,996,358      59,107,194         49,793,724    46,152,031
           --              --                 --            --
           --              --                 --      (705,681)
           --              --                 --            --
           --          16,707            (57,666)      105,401
-------------  --------------  -----------------  ------------

   26,996,358      59,123,901         49,736,058    45,551,751
-------------  --------------  -----------------  ------------
   26,685,739     154,004,079         77,807,798    29,471,839
   37,342,090     228,902,268        121,593,478     5,461,604
-------------  --------------  -----------------  ------------
   10,656,351      74,898,189         43,785,680   (24,010,235)
-------------  --------------  -----------------  ------------

   37,652,709     134,022,090         93,521,738    21,541,516
-------------  --------------  -----------------  ------------
  $41,101,100    $147,030,187       $ 92,843,821  $ 22,902,412
=============  ==============  =================  ============

-----------------------------------------------------------------
  $     2,273    $  2,493,474       $    105,443  $     32,764
           --         617,452            103,077        19,485

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   Legg Mason     Lord Abbett
                                                                                                  Value Equity  America's Value
                                                                                                   Portfolio*      Portfolio
                                                                                                  ------------  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                                                      $  4,916       $1,314,019
   Interest (2)                                                                                          1,346          805,250
                                                                                                  ------------  ---------------
      Total investment income                                                                            6,262        2,119,269
                                                                                                  ------------  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                      5,322          350,909
   Deferred expense reimbursement (Note 3)                                                                  --               --
   Administration fees                                                                                     894           12,633
   Custody and accounting fees                                                                           7,729           59,995
   Distribution fee - Class B                                                                              573          134,965
   Distribution fee - Class E                                                                               --               --
   Transfer agent fees                                                                                   4,178            7,334
   Audit                                                                                                24,200           24,930
   Legal                                                                                                 1,948           25,201
   Trustee fees and expenses                                                                             2,614           12,755
   Shareholder reporting                                                                                   106            1,502
   Insurance                                                                                             1,000              789
   Organizational expense                                                                                2,000               --
   Other                                                                                                 3,762            3,514
                                                                                                  ------------  ---------------
      Total expenses                                                                                    54,326          634,527
      Less fees waived and expenses reimbursed by the adviser                                          (47,680)         (40,862)
      Less broker commission recapture                                                                      --           (2,778)
                                                                                                  ------------  ---------------
   Net expenses                                                                                          6,646          590,887
                                                                                                  ------------  ---------------
   Net investment income                                                                                  (384)       1,528,382
                                                                                                  ------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                           --        1,401,867
      Futures contracts                                                                                     --               --
      Options contracts                                                                                     --               --
      Swap contracts                                                                                        --               --
      Foreign currency related transactions                                                                117               --
                                                                                                  ------------  ---------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                        117        1,401,867
                                                                                                  ------------  ---------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                               --        3,883,374
          End of period                                                                                155,058        3,429,335
                                                                                                  ------------  ---------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                           155,058         (454,039)
                                                                                                  ------------  ---------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                              155,175          947,828
                                                                                                  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $154,791       $2,476,210
                                                                                                  ============  ===============

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                    $     --       $      195
(2)Interest income includes security lending income of:                                                     --               --
*For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

                                                                                                   Lord Abbett
                                                                                                  Bond Debenture
                                                                                                    Portfolio
                                                                                                  --------------
INVESTMENT INCOME:
   Dividends (1)                                                                                    $  3,046,315
   Interest (2)                                                                                       86,616,009
                                                                                                  --------------
      Total investment income                                                                         89,662,324
                                                                                                  --------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                    7,382,524
   Deferred expense reimbursement (Note 3)                                                                    --
   Administration fees                                                                                   175,282
   Custody and accounting fees                                                                           228,947
   Distribution fee - Class B                                                                          1,701,143
   Distribution fee - Class E                                                                             52,936
   Transfer agent fees                                                                                    35,868
   Audit                                                                                                  25,196
   Legal                                                                                                  25,201
   Trustee fees and expenses                                                                              12,661
   Shareholder reporting                                                                                 119,757
   Insurance                                                                                              30,150
   Organizational expense                                                                                     --
   Other                                                                                                  11,191
                                                                                                  --------------
      Total expenses                                                                                   9,800,856
      Less fees waived and expenses reimbursed by the adviser                                                 --
      Less broker commission recapture                                                                        --
                                                                                                  --------------
   Net expenses                                                                                        9,800,856
                                                                                                  --------------
   Net investment income                                                                              79,861,468
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                     17,094,325
      Futures contracts                                                                                       --
      Options contracts                                                                                       --
      Swap contracts                                                                                          --
      Foreign currency related transactions                                                                   --
                                                                                                  --------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                   17,094,325
                                                                                                  --------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                         66,428,920
          End of period                                                                               (3,496,274)
                                                                                                  --------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                         (69,925,194)
                                                                                                  --------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                            (52,830,869)
                                                                                                  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $ 27,030,599
                                                                                                  ==============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                  $         --
(2)Interest income includes security lending income of:                                                  975,124
*For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

   Lord Abbett         Lord Abbett        Lord Abbett         MetLife
Growth and Income  Growth Opportunities  Mid-Cap Value  Aggressive Strategy
    Portfolio           Portfolio          Portfolio         Portfolio
-----------------  --------------------  -------------  -------------------
    $  57,506,918           $   282,805    $ 4,938,570          $11,208,350
        2,931,798                58,510        243,634                   --
-----------------  --------------------  -------------  -------------------
       60,438,716               341,315      5,182,204           11,208,350
-----------------  --------------------  -------------  -------------------
       15,579,274               424,159      2,176,402              510,587
               --                    --             --                   --
          354,013                18,747         47,136               33,333
          341,706                68,988         89,626               30,140
        2,765,613                92,971        501,949            1,306,164
               --                    --             --                   --
           22,142                15,503         16,147               12,062
           25,236                24,629         24,814               16,321
           25,218                25,201         25,201               25,019
           12,657                12,652         12,662               11,481
          235,267                 6,493         40,885                  931
           60,662                 1,271          6,637                1,536
               --                    --             --                   --
           21,043                 4,163          4,737                3,441
-----------------  --------------------  -------------  -------------------
       19,442,831               694,777      2,946,196            1,951,015
               --               (33,406)            --             (122,410)
         (613,316)              (23,052)       (20,810)                  --
-----------------  --------------------  -------------  -------------------
       18,829,515               638,319      2,925,386            1,828,605
-----------------  --------------------  -------------  -------------------
       41,609,201              (297,004)     2,256,818            9,379,745
-----------------  --------------------  -------------  -------------------
      272,346,042             4,917,596     32,155,063            2,410,868
               --                    --             --                   --
               --                    --             --                   --
               --                    --             --                   --
              230                    --             --                   --
-----------------  --------------------  -------------  -------------------
      272,346,272             4,917,596     32,155,063            2,410,868
-----------------  --------------------  -------------  -------------------
      528,730,437             9,554,478     71,645,111            6,409,313
      312,490,842             7,663,473     62,946,777           55,629,416
-----------------  --------------------  -------------  -------------------
     (216,239,595)           (1,891,005)    (8,698,334)          49,220,103
-----------------  --------------------  -------------  -------------------
       56,106,677             3,026,591     23,456,729           51,630,971
-----------------  --------------------  -------------  -------------------
    $  97,715,878           $ 2,729,587    $25,713,547          $61,010,716
=================  ====================  =============  ===================

----------------------------------------------------------------------------
    $     333,666           $     1,066    $     9,389          $        --
          268,761                10,101         29,234                   --

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                       MetLife
                                                                                                  Balanced Strategy
                                                                                                      Portfolio
                                                                                                  -----------------
INVESTMENT INCOME:
   Dividends (1)                                                                                       $ 66,300,694
   Interest (2)                                                                                                  --
                                                                                                  -----------------
      Total investment income                                                                            66,300,694
                                                                                                  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                       1,366,679
   Deferred expense reimbursement (Note 3)                                                                       --
   Administration fees                                                                                       33,333
   Custody and accounting fees                                                                               39,844
   Distribution fee - Class B                                                                             6,838,148
   Distribution fee - Class E                                                                                    --
   Transfer agent fees                                                                                       12,241
   Audit                                                                                                     16,321
   Legal                                                                                                     25,019
   Trustee fees and expenses                                                                                 11,482
   Shareholder reporting                                                                                         --
   Insurance                                                                                                  5,983
   Organizational expense                                                                                        --
   Other                                                                                                      3,442
                                                                                                  -----------------
      Total expenses                                                                                      8,352,492
      Less fees waived and expenses reimbursed by the adviser                                                    --
      Less broker commission recapture                                                                           --
                                                                                                  -----------------
   Net expenses                                                                                           8,352,492
                                                                                                  -----------------
   Net investment income                                                                                 57,948,202
                                                                                                  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                         4,784,097
      Futures contracts                                                                                          --
      Options contracts                                                                                          --
      Swap contracts                                                                                             --
      Foreign currency related transactions                                                                      --
                                                                                                  -----------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                       4,784,097
                                                                                                  -----------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                            12,280,495
          End of period                                                                                 174,125,673
                                                                                                  -----------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                            161,845,178
                                                                                                  -----------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                               166,629,275
                                                                                                  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $224,577,477
                                                                                                  =================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                     $         --
(2)Interest income includes security lending income of:                                                          --

                                                                                                       MetLife
                                                                                                  Defensive Strategy
                                                                                                      Portfolio
                                                                                                  ------------------
INVESTMENT INCOME:
   Dividends (1)                                                                                         $ 6,189,360
   Interest (2)                                                                                                   --
                                                                                                  ------------------
      Total investment income                                                                              6,189,360
                                                                                                  ------------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                          274,780
   Deferred expense reimbursement (Note 3)                                                                        --
   Administration fees                                                                                        33,333
   Custody and accounting fees                                                                                29,856
   Distribution fee - Class B                                                                                686,931
   Distribution fee - Class E                                                                                     --
   Transfer agent fees                                                                                        12,091
   Audit                                                                                                      16,321
   Legal                                                                                                      23,089
   Trustee fees and expenses                                                                                  11,481
   Shareholder reporting                                                                                          --
   Insurance                                                                                                     928
   Organizational expense                                                                                         --
   Other                                                                                                       3,442
                                                                                                  ------------------
      Total expenses                                                                                       1,092,252
      Less fees waived and expenses reimbursed by the adviser                                               (130,573)
      Less broker commission recapture                                                                            --
                                                                                                  ------------------
   Net expenses                                                                                              961,679
                                                                                                  ------------------
   Net investment income                                                                                   5,227,681
                                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                            462,226
      Futures contracts                                                                                           --
      Options contracts                                                                                           --
      Swap contracts                                                                                              --
      Foreign currency related transactions                                                                       --
                                                                                                  ------------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                          462,226
                                                                                                  ------------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                               (468,308)
          End of period                                                                                    8,622,492
                                                                                                  ------------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                               9,090,800
                                                                                                  ------------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                                  9,553,026
                                                                                                  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          $14,780,707
                                                                                                  ==================

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                       $        --
(2)Interest income includes security lending income of:                                                           --

                                                                                                      MetLife
                                                                                                  Growth Strategy
                                                                                                     Portfolio
                                                                                                  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                                                     $ 56,226,838
   Interest (2)                                                                                                --
                                                                                                  ---------------
      Total investment income                                                                          56,226,838
                                                                                                  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                     1,264,098
   Deferred expense reimbursement (Note 3)                                                                     --
   Administration fees                                                                                     33,333
   Custody and accounting fees                                                                             38,929
   Distribution fee - Class B                                                                           6,020,224
   Distribution fee - Class E                                                                                  --
   Transfer agent fees                                                                                     12,421
   Audit                                                                                                   16,321
   Legal                                                                                                   25,019
   Trustee fees and expenses                                                                               11,481
   Shareholder reporting                                                                                       --
   Insurance                                                                                                5,030
   Organizational expense                                                                                      --
   Other                                                                                                    3,441
                                                                                                  ---------------
      Total expenses                                                                                    7,430,297
      Less fees waived and expenses reimbursed by the adviser                                                  --
      Less broker commission recapture                                                                         --
                                                                                                  ---------------
   Net expenses                                                                                         7,430,297
                                                                                                  ---------------
   Net investment income                                                                               48,796,541
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                       8,395,221
      Futures contracts                                                                                        --
      Options contracts                                                                                        --
      Swap contracts                                                                                           --
      Foreign currency related transactions                                                                    --
                                                                                                  ---------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                     8,395,221
                                                                                                  ---------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          20,658,396
          End of period                                                                               215,636,306
                                                                                                  ---------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                          194,977,910
                                                                                                  ---------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                             203,373,131
                                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $252,169,672
                                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                   $         --
(2)Interest income includes security lending income of:                                                        --

                       See notes to financial statements

     MetLife       MFS Research   Neuberger Berman      Oppenheimer
Moderate Strategy  International    Real Estate     Capital Appreciation
    Portfolio        Portfolio       Portfolio           Portfolio
-----------------  -------------  ----------------  --------------------
      $23,358,762   $ 17,466,596       $11,695,435          $ 10,487,628
               --        954,022           402,539               862,270
-----------------  -------------  ----------------  --------------------
       23,358,762     18,420,618        12,097,974            11,349,898
-----------------  -------------  ----------------  --------------------
          822,266      6,477,000         2,760,936             5,967,811
               --        465,232                --               527,389
           33,333        110,735            58,803               122,816
           32,605      1,150,310            86,145               198,280
        2,343,902        947,664           566,510             1,251,226
               --         18,455            53,028                   415
           12,197         33,807            34,262                28,257
           16,321         26,719            24,828                24,641
           25,019         25,201            23,465                38,974
           11,476         12,651             6,358                12,822
               --         89,288            45,381                99,745
            1,811         16,081             6,319                22,213
               --             --                --                    --
            3,442          5,964             3,187                 8,546
-----------------  -------------  ----------------  --------------------
        3,302,372      9,379,107         3,669,222             8,303,135
          (43,126)            --                --                    --
               --       (225,651)         (219,523)               (5,908)
-----------------  -------------  ----------------  --------------------
        3,259,246      9,153,456         3,449,699             8,297,227
-----------------  -------------  ----------------  --------------------
       20,099,516      9,267,162         8,648,275             3,052,671
-----------------  -------------  ----------------  --------------------
        2,611,692     95,222,957        38,205,737            12,288,026
               --             --                --                    --
               --             --                --                    --
               --             --                --                    --
               --       (576,872)               --              (179,203)
-----------------  -------------  ----------------  --------------------
        2,611,692     94,646,085        38,205,737            12,108,823
-----------------  -------------  ----------------  --------------------
          801,115     95,219,610        44,064,459            66,409,391
       42,248,694    145,334,906        60,191,544           106,890,168
-----------------  -------------  ----------------  --------------------
       41,447,579     50,115,296        16,127,085            40,480,777
-----------------  -------------  ----------------  --------------------
       44,059,271    144,761,381        54,332,822            52,589,600
-----------------  -------------  ----------------  --------------------
      $64,158,787   $154,028,543       $62,981,097          $ 55,642,271
=================  =============  ================  ====================

-------------------------------------------------------------------------
      $        --   $  2,107,214       $    52,067          $    135,397
               --        614,547                --                41,232

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                  PIMCO Inflation     PIMCO
                                                                                                  Protected Bond   Total Return
                                                                                                     Portfolio      Portfolio
                                                                                                  ---------------  ------------
INVESTMENT INCOME:
   Dividends (1)                                                                                     $     36,517  $    403,842
   Interest (2)                                                                                        30,004,098    77,087,873
                                                                                                  ---------------  ------------
      Total investment income                                                                          30,040,615    77,491,715
                                                                                                  ---------------  ------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                     4,472,486     9,764,321
   Deferred expense reimbursement (Note 3)                                                                     --       232,938
   Administration fees                                                                                    111,512       231,215
   Custody and accounting fees                                                                            190,418       573,244
   Distribution fee - Class B                                                                             978,180     2,576,377
   Distribution fee - Class E                                                                                  --       218,892
   Transfer agent fees                                                                                     19,313        35,270
   Audit                                                                                                   25,400        25,449
   Legal                                                                                                   25,201        34,558
   Trustee fees and expenses                                                                               12,755        17,417
   Shareholder reporting                                                                                   10,033       153,895
   Insurance                                                                                               17,862        38,971
   Organizational expense                                                                                      --            --
   Other                                                                                                    6,843        14,005
                                                                                                  ---------------  ------------
      Total expenses                                                                                    5,870,003    13,916,552
      Less fees waived and expenses reimbursed by the adviser                                                  --            --
      Less broker commission recapture                                                                         --            --
                                                                                                  ---------------  ------------
   Net expenses                                                                                         5,870,002    13,916,552
                                                                                                  ---------------  ------------
   Net investment income                                                                               24,170,612    63,575,163
                                                                                                  ---------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                       3,035,355   (11,798,577)
      Futures contracts                                                                                 1,404,569    10,587,881
      Options contracts                                                                                   431,057     5,871,562
      Swap contracts                                                                                      568,432   (11,409,852)
      Foreign currency related transactions                                                               179,599     3,321,744
                                                                                                  ---------------  ------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                     5,619,012    (3,427,242)
                                                                                                  ---------------  ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          14,234,514     6,624,166
          End of period                                                                                  (189,572)   (7,915,717)
                                                                                                  ---------------  ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                          (14,424,086)  (14,539,883)
                                                                                                  ---------------  ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                              (8,805,074)  (17,967,125)
                                                                                                  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 15,365,538  $ 45,608,038
                                                                                                  ===============  ============

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                   $         --  $         75
(2)Interest income includes security lending income of:                                                        --            --
*For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                                                                                                       Met/Putnam
                                                                                                  Capital Opportunities
                                                                                                        Portfolio
                                                                                                  ---------------------
INVESTMENT INCOME:
   Dividends (1)                                                                                            $   631,799
   Interest (2)                                                                                                  66,498
                                                                                                  ---------------------
      Total investment income                                                                                   698,297
                                                                                                  ---------------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                             393,889
   Deferred expense reimbursement (Note 3)                                                                           --
   Administration fees                                                                                           17,207
   Custody and accounting fees                                                                                   74,794
   Distribution fee - Class B                                                                                    10,896
   Distribution fee - Class E                                                                                        --
   Transfer agent fees                                                                                           12,476
   Audit                                                                                                         24,200
   Legal                                                                                                         25,201
   Trustee fees and expenses                                                                                     12,661
   Shareholder reporting                                                                                             --
   Insurance                                                                                                      1,078
   Organizational expense                                                                                            --
   Other                                                                                                          3,767
                                                                                                  ---------------------
      Total expenses                                                                                            576,169
      Less fees waived and expenses reimbursed by the adviser                                                        --
      Less broker commission recapture                                                                               --
                                                                                                  ---------------------
   Net expenses                                                                                                 576,169
                                                                                                  ---------------------
   Net investment income                                                                                        122,128
                                                                                                  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                             7,766,693
      Futures contracts                                                                                              --
      Options contracts                                                                                              --
      Swap contracts                                                                                                 --
      Foreign currency related transactions                                                                          --
                                                                                                  ---------------------
          Net realized gain (loss) on investments, futures contracts, options contracts,
           swap contracts and foreign currency related transactions                                           7,766,693
                                                                                                  ---------------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                                 8,665,754
          End of period                                                                                       5,035,155
                                                                                                  ---------------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts,
      options contracts, swap contracts and foreign currency                                                 (3,630,599)
                                                                                                  ---------------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options
      contracts, swap contracts and foreign currency related transactions                                     4,136,094
                                                                                                  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ 4,258,222
                                                                                                  =====================

------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                          $     1,065
(2)Interest income includes security lending income of:                                                          33,720
*For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

 RCM Global   Third Avenue   T. Rowe Price       Turner      Van Kampen
 Technology  Small Cap Value Mid-Cap Growth  Mid-Cap Growth   Comstock
 Portfolio      Portfolio      Portfolio       Portfolio     Portfolio*
-----------  --------------- --------------  --------------  -----------
$   409,933     $  9,481,209   $  3,098,663     $   863,768  $11,992,643
    419,790        3,563,947      1,082,893         139,824    1,696,488
-----------  --------------- --------------  --------------  -----------
    829,723       13,045,156      4,181,556       1,003,592   13,689,131
-----------  --------------- --------------  --------------  -----------
  1,874,614        5,688,594      4,367,844       1,478,543    3,209,721
    295,397               --          2,646              --           --
     39,388           93,624         80,015          31,884       49,677
     89,921          149,165        141,698          91,983       94,363
    200,155          982,013        893,495         134,167       47,771
     26,766               --         32,392              --           --
     30,027           22,107         34,182          17,760       12,515
     24,327           24,683         24,440          24,102       24,200
     44,905           25,201         25,201          25,238       13,525
     12,662           12,661         12,661           6,357        9,476
     20,270           76,586         60,140           3,304       24,341
      4,837           14,519         11,170           3,571        3,974
         --               --             --              --        2,500
      6,817            6,210          6,227           3,361          329
-----------  --------------- --------------  --------------  -----------
  2,670,086        7,095,363      5,692,111       1,820,270    3,492,392
         --               --        (44,182)             --           --
   (190,020)              --        (46,738)       (106,552)          --
-----------  --------------- --------------  --------------  -----------
  2,480,066        7,095,363      5,601,191       1,713,718    3,492,392
-----------  --------------- --------------  --------------  -----------
 (1,650,343)       5,949,793     (1,419,635)       (710,126)  10,196,739
-----------  --------------- --------------  --------------  -----------
 10,630,408       68,068,625     27,131,524      14,603,427   20,562,147
         --               --             --              --           --
 (3,726,007)              --             --              --           --
         --               --             --              --           --
     48,854            4,552        301,800             (39)       8,308
-----------  --------------- --------------  --------------  -----------
  6,953,255       68,073,177     27,433,324      14,603,388   20,570,455
-----------  --------------- --------------  --------------  -----------
 15,839,761      154,022,131     89,052,114      24,500,397           --
 34,528,202      196,476,906    149,513,263      33,540,981   15,305,936
-----------  --------------- --------------  --------------  -----------
 18,688,441       42,454,775     60,461,149       9,040,584   15,305,936
-----------  --------------- --------------  --------------  -----------
 25,641,696      110,527,952     87,894,473      23,643,972   35,876,391
-----------  --------------- --------------  --------------  -----------
$23,991,353     $116,477,745   $ 86,474,838     $22,933,846  $46,073,130
===========  =============== ==============  ==============  ===========

------------------------------------------------------------------------
$    14,599     $    336,127   $     22,129     $       603  $   129,180
    130,740          943,674        184,392              --           --

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                                            Cyclical
                                                               Met/AIM              Cyclical Growth     Growth and Income
                                                      Small Cap Growth Portfolio     ETF Portfolio        ETF Portfolio
                                                     ---------------------------    ---------------     -----------------
                                                                                                          Period Ended
                                                      Year Ended     Year Ended      Period Ended         December 31,
                                                     December 31,   December 31,     December 31,            2005**
                                                         2005           2004            2005**          -----------------
                                                     -----------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $ (3,178,415) $  (3,616,147)     $    69,171          $   36,778
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     45,683,854     11,908,664            6,138               2,663
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                       485,690     24,758,381          154,316              22,089
                                                     ------------  -------------      -----------   -      ----------
   Net increase (decrease) in net assets
       resulting from operations                       42,991,129     33,050,898          229,625              61,530
                                                     ------------  -------------      -----------   -      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                   --             --               --                  --
     Class B                                                   --             --          (71,487)            (39,258)
     Class E                                                   --             --               --                  --
   From net realized gains
     Class A                                           (4,390,696)            --               --                  --
     Class B                                           (6,155,357)            --               --                  --
     Class E                                             (276,797)            --               --                  --
                                                     ------------  -------------      -----------   -      ----------
   Net decrease in net assets resulting from
       distributions                                  (10,822,850)            --          (71,487)            (39,258)
                                                     ------------  -------------      -----------   -      ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold
     Class A                                          119,780,387     86,292,636               --                  --
     Class B                                           61,157,966    236,051,026       11,369,190           7,163,226
     Class E                                            2,467,997      5,979,215                                   --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --             --               --                  --
     Class B                                                   --             --               --                  --
     Class E                                                   --             --               --                  --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                            4,390,696             --               --                  --
     Class B                                            6,155,357             --           71,487              39,258
     Class E                                              276,797             --               --                  --
   Cost of shares repurchased
     Class A                                          (14,714,919)    (2,533,281)              --                  --
     Class B                                          (97,882,483)  (162,516,156)         (36,933)             (6,371)
     Class E                                           (2,504,658)    (2,926,367)                                  --
                                                     ------------  -------------      -----------   -      ----------
   Net increase (decrease) in net assets from
       capital share transactions                      79,127,140    160,347,073       11,403,744           7,196,113
                                                     ------------  -------------      -----------   -      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               111,295,419    193,397,971       11,561,882           7,218,385
   Net assets at beginning of period                  414,603,150    221,205,179               --                  --
                                                     ------------  -------------      -----------   -      ----------
   Net assets at end of period                       $525,898,569  $ 414,603,150      $11,561,882          $7,218,385
                                                     ============  =============      ===========   =      ==========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $       (922) $      (2,120)     $     2,176          $       --
                                                     ============  =============      ===========   =      ==========

 * For the period 5/1/2004 (Commencement of Operations) through 12/31/2004. ** For the period 10/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements


       Goldman Sachs                    Harris Oakmark
  Mid-Cap Value Portfolio          International Portfolio
----------------------------    ------------------------------
 Year Ended   Period Ended        Year Ended      Year Ended
December 31,  December 31,         June 30,      December 31,
    2005         2004*               2005            2004
----------------------------    ------------------------------
$  3,448,391  $    690,163      $   13,008,097  $   6,972,943
  26,996,358     4,549,248          59,123,901     16,508,247
  10,656,351    26,685,739          74,898,189    102,823,826
------------  ------------  -   --------------  -------------
  41,101,100    31,925,150         147,030,187    126,305,016
------------  ------------  -   --------------  -------------
  (2,244,601)     (503,784)           (720,128)       (67,270)
    (824,243)     (246,118)                 --             --
          --            --             (78,053)        (7,919)
 (17,322,406)   (1,061,691)         (7,504,315)            --
  (8,354,077)     (942,635)         (6,513,427)            --
          --            --          (1,541,145)            --
------------  ------------  -   --------------  -------------
 (28,745,327)   (2,754,228)        (16,357,068)       (75,189)
------------  ------------  -   --------------  -------------
 151,662,965   122,709,132         331,045,553    262,454,536
  56,229,611   146,508,373         135,805,112    359,768,952
          --            --          49,344,490     46,840,558
          --            --                  --             --
          --            --                  --             --
          --            --                  --             --
  19,567,007     1,565,475           8,224,443         67,269
   9,178,320     1,188,753           6,513,427             --
          --            --           1,619,198          7,919
 (22,008,254)     (600,135)        (34,050,808)    (4,757,148)
 (34,839,896)  (70,578,360)       (126,789,295)  (269,632,570)
          --            --          (8,980,020)    (5,154,361)
------------  ------------  -   --------------  -------------
 179,789,753   200,793,238         362,732,100    389,595,155
------------  ------------  -   --------------  -------------
 192,145,526   229,964,160         493,405,219    515,824,982
 229,964,160            --         835,827,485    320,002,503
------------  ------------  -   --------------  -------------
$422,109,686  $229,964,160      $1,329,232,704  $ 835,827,485
============  ============  =   ==============  =============
$    147,081  $     (1,733)     $   35,568,561  $   6,079,560
============  ============  =   ==============  =============

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                           Janus Aggressive
                                                           Growth Portfolio                     Lazard
                                                     ----------------------------         Mid Cap Portfolio
                                                                                     ------------------------------
                                                       Year Ended     Year Ended      Year Ended       Year Ended
                                                      December 31,   December 31,    December 31,     December 31,
                                                          2005           2004            2005             2004
                                                     ------------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    (677,917) $    (328,535)   $  1,360,896    $     499,142
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions      49,736,058      5,126,655      45,551,751       33,878,964
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     43,785,680     41,313,797     (24,010,235)         849,828
                                                     -------------  -------------    ------------    -------------
   Net increase (decrease) in net assets
       resulting from operations                        92,843,821     46,111,917      22,902,412       35,227,934
                                                     -------------  -------------    ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                    --             --        (310,110)              --
     Class B                                                    --             --        (121,936)              --
     Class E                                                    --             --         (74,935)              --
   From net realized gains
     Class A                                              (520,254)            --      (9,365,382)              --
     Class B                                              (292,983)            --     (21,447,319)              --
     Class E                                                (6,699)            --      (3,466,563)              --
                                                     -------------  -------------    ------------    -------------
   Net decrease in net assets resulting from
       distributions                                      (819,936)            --     (34,786,245)              --
                                                     -------------  -------------    ------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                           227,290,470    231,046,855      66,737,207       54,894,820
     Class B                                            13,151,125    253,256,204      17,973,231      102,685,594
     Class E                                             2,054,279      2,264,527       4,990,495       11,547,030
   Net asset value of shares issued through
       acquisition
     Class A                                                    --             --              --               --
     Class B                                                    --             --              --               --
     Class E                                                    --             --              --               --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               520,254             --       9,675,492               --
     Class B                                               292,983             --      21,569,255               --
     Class E                                                 6,699             --       3,541,498               --
   Cost of shares repurchased
     Class A                                           (38,762,261)   (10,580,251)    (42,068,522)      (2,497,798)
     Class B                                          (105,809,282)  (201,600,167)    (43,272,306)    (133,288,217)
     Class E                                            (1,959,580)    (1,239,917)     (5,436,257)      (4,345,433)
                                                     -------------  -------------    ------------    -------------
   Net increase (decrease) in net assets from
       capital share transactions                       96,784,687    273,147,251      33,710,093       28,995,996
                                                     -------------  -------------    ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                188,808,572    319,259,168      21,826,260       64,223,930
   Net assets at beginning of period                   595,787,084    276,527,916     300,273,673      236,049,743
                                                     -------------  -------------    ------------    -------------
   Net assets at end of period                       $ 784,595,656  $ 595,787,084    $322,099,933    $ 300,273,673
                                                     =============  =============    ============    =============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $      (1,985) $      (2,215)   $  1,350,181    $     505,713
                                                     =============  =============    ============    =============

* For the period 11/1/2005 (Commencement of Operations) through 12/31/2005.

 Legg Mason               Lord Abbett                       Lord Abbett
Value Equity       America's Value Portfolio         Bond Debenture Portfolio
 Portfolio        --------------------------      ------------------------------
--------------
Period Ended       Year Ended    Year Ended         Year Ended      Year Ended
December 31,      December 31,  December 31,       December 31,    December 31,
   2005*              2005          2004               2005            2004
--------------    ----------------------------    -------------------------------
  $     (384)      $ 1,528,382   $   592,978      $   79,861,468  $   66,921,986
         117         1,401,867       420,310          17,094,325      19,498,066
     155,058          (454,039)    2,989,773         (69,925,194)      7,147,712
  ----------  -    -----------   -----------  -   --------------  --------------
     154,791         2,476,210     4,003,061          27,030,599      93,567,764
  ----------  -    -----------   -----------  -   --------------  --------------
          --                --            --         (38,404,393)    (16,480,060)
          --                --      (602,825)        (29,739,968)    (24,779,991)
          --                --            --          (1,545,546)     (1,133,005)
          --                --            --                  --              --
          --          (128,635)     (294,872)                 --              --
          --                --            --                  --              --
  ----------  -    -----------   -----------  -   --------------  --------------
          --          (128,635)     (897,697)        (69,689,907)    (42,393,056)
  ----------  -    -----------   -----------  -   --------------  --------------
   2,990,000                --            --         423,404,168     307,600,359
   4,925,411        34,816,066    26,071,543         122,275,162     373,022,019
          --                --            --           3,619,433      12,794,717
          --                --            --                  --              --
          --                --            --                  --              --
          --                --            --                  --              --
          --                --            --          38,404,393      16,480,060
          --           128,635       897,697          29,739,968      24,779,991
          --                --            --           1,545,546       1,133,005
          --                --            --        (102,526,415)    (42,951,702)
     (11,780)         (679,940)   (3,544,101)       (204,969,710)   (425,267,564)
          --                --            --          (4,204,845)     (3,001,958)
  ----------  -    -----------   -----------  -   --------------  --------------
   7,903,631        34,264,761    23,425,139         307,287,700     264,588,927
  ----------  -    -----------   -----------  -   --------------  --------------
   8,058,422        36,612,336    26,530,503         264,628,392     315,763,635
          --        35,503,301     8,972,798       1,331,424,505   1,015,660,870
  ----------  -    -----------   -----------  -   --------------  --------------
  $8,058,422       $72,115,637   $35,503,301      $1,596,052,897  $1,331,424,505
  ==========  =    ===========   ===========  =   ==============  ==============
  $      146       $ 1,564,739   $    (6,214)     $   83,857,906  $   69,369,911
  ==========  =    ===========   ===========  =   ==============  ==============

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                          Lord Abbett Growth
                                                               Lord Abbett              Opportunities Portfolio
                                                       Growth and Income Portfolio     ------------------------
                                                     --------------------------------
                                                       Year Ended      Year Ended       Year Ended   Year Ended
                                                      December 31,    December 31,     December 31, December 31,
                                                          2005            2004             2005         2004
                                                     --------------------------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   41,609,201  $   30,922,004    $  (297,004) $  (314,569)
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     272,346,272      92,681,329      4,917,596    5,277,754
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                    (216,239,595)    211,963,235     (1,891,005)   1,986,221
                                                     --------------  --------------    -----------  -----------
   Net increase (decrease) in net assets
       resulting from operations                         97,715,878     335,566,568      2,729,587    6,949,406
                                                     --------------  --------------    -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                            (21,778,496)     (8,324,659)            --           --
     Class B                                             (9,144,513)     (4,361,705)            --           --
     Class E                                                     --              --             --           --
   From net realized gains
     Class A                                            (38,585,941)             --     (1,461,399)          --
     Class B                                            (22,175,743)             --     (2,793,472)          --
     Class E                                                     --              --             --           --
                                                     --------------  --------------    -----------  -----------
   Net decrease in net assets resulting from
       distributions                                    (91,684,693)    (12,686,364)    (4,254,871)          --
                                                     --------------  --------------    -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            593,905,654     732,164,945        259,016    1,848,223
     Class B                                             41,499,024     526,114,774      5,092,845    5,987,645
     Class E                                                     --              --             --           --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --              --             --           --
     Class B                                                     --              --             --           --
     Class E                                                     --              --             --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             60,364,437       8,324,659      1,461,399           --
     Class B                                             31,320,256       4,361,705      2,793,472           --
     Class E                                                     --              --             --           --
   Cost of shares repurchased
     Class A                                           (540,493,579)   (198,556,419)    (6,279,570)  (5,958,093)
     Class B                                           (226,170,223)   (494,272,802)    (1,958,559)  (1,543,452)
     Class E                                                     --              --             --           --
                                                     --------------  --------------    -----------  -----------
   Net increase (decrease) in net assets from
       capital share transactions                       (39,574,431)    578,136,862      1,368,603      334,323
                                                     --------------  --------------    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (33,543,246)    901,017,066       (156,681)   7,283,729
   Net assets at beginning of period                  3,149,748,236   2,248,731,170     62,512,170   55,228,441
                                                     --------------  --------------    -----------  -----------
   Net assets at end of period                       $3,116,204,990  $3,149,748,236    $62,355,489  $62,512,170
                                                     ==============  ==============    ===========  ===========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $   41,609,500  $   30,922,884    $      (143) $    (1,494)
                                                     ==============  ==============    ===========  ===========

*  For the period 11/4/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

 Lord Abbett Mid-Cap Value          MetLife Aggressive
         Portfolio                  Strategy Portfolio
----------------------------    ---------------------------
 Year Ended    Year Ended        Year Ended   Period Ended
December 31,  December 31,      December 31,  December 31,
    2005          2004              2005         2004*
----------------------------    ---------------------------
$  2,256,818  $  1,721,411      $  9,379,745  $    911,286
  32,155,063    16,015,176         2,410,868            --
  (8,698,334)   38,650,957        49,220,103     6,409,313
------------  ------------  -   ------------  ------------
  25,713,547    56,387,544        61,010,716     7,320,599
------------  ------------  -   ------------  ------------
    (650,001)     (567,036)             (725)           --
    (988,114)     (641,122)       (4,720,526)     (415,966)
          --            --                --            --
  (4,041,320)   (2,682,707)             (242)           --
  (8,197,382)   (3,866,110)       (2,011,436)     (264,513)
          --            --                --            --
------------  ------------  -   ------------  ------------
 (13,876,817)   (7,756,975)       (6,732,929)     (680,479)
------------  ------------  -   ------------  ------------
   1,746,915    25,436,777            79,330            --
  35,682,558    48,207,902       315,591,547   297,741,324
          --            --                --            --
          --            --                --            --
          --            --                --            --
          --            --                --            --
   4,691,321     3,249,744               967            --
   9,185,496     4,507,232         6,731,962       680,479
          --            --                --            --
 (22,757,996)  (15,760,542)           (1,159)           --
  (2,277,531)     (833,333)      (19,417,476)     (527,793)
          --            --                --            --
------------  ------------  -   ------------  ------------
  26,270,763    64,807,780       302,985,171   297,894,010
------------  ------------  -   ------------  ------------
  38,107,493   113,438,349       357,262,958   304,534,130
 304,182,998   190,744,649       304,534,130            --
------------  ------------  -   ------------  ------------
$342,290,491  $304,182,998      $661,797,088  $304,534,130
============  ============  =   ============  ============
$  2,188,263  $  1,638,116      $     74,193  $    278,543
============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                        MetLife Balanced Strategy             MetLife Defensive
                                                                Portfolio                    Strategy Portfolio
                                                     ------------------------------      --------------------------
                                                       Year Ended     Period Ended        Year Ended   Period Ended
                                                      December 31,    December 31,       December 31,  December 31,
                                                          2005           2004*               2005         2004*
                                                     --------------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   57,948,202  $   16,801,133      $  5,227,681  $  2,338,495
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                       4,784,097              --           462,226            --
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                     161,845,178      12,280,495         9,090,800      (468,308)
                                                     --------------  --------------      ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                        224,577,477      29,081,628        14,780,707     1,870,187
                                                     --------------  --------------      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                 (1,646)             --              (111)           --
     Class B                                            (34,214,239)    (15,504,041)       (3,063,461)   (2,169,357)
     Class E                                                     --              --                --            --
   From net realized gains
     Class A                                                   (224)             --               (17)           --
     Class B                                             (5,594,914)             --          (565,914)      (68,531)
     Class E                                                     --              --                --            --
                                                     --------------  --------------      ------------  ------------
   Net decrease in net assets resulting from
       distributions                                    (39,811,023)    (15,504,041)       (3,629,503)   (2,237,888)
                                                     --------------  --------------      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                                163,066              --            10,000            --
     Class B                                          1,797,382,449   1,533,412,693       265,773,658   127,961,135
     Class E                                                     --              --                --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --              --                --            --
     Class B                                                     --              --                --            --
     Class E                                                     --              --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                  1,870              --               128            --
     Class B                                             39,809,153      15,504,041         3,629,375     2,237,888
     Class E                                                     --              --                --            --
   Cost of shares repurchased
     Class A                                                 (8,408)             --                --            --
     Class B                                            (53,363,465)     (1,266,609)      (54,310,171)      (23,213)
     Class E                                                     --              --                --            --
                                                     --------------  --------------  -   ------------  ------------  -
   Net increase (decrease) in net assets from
       capital share transactions                     1,783,984,665   1,547,650,125       215,102,990   130,175,810
                                                     --------------  --------------      ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,968,751,119   1,561,227,712       226,254,194   129,808,109
   Net assets at beginning of period                  1,561,227,712   1,968,751,119       129,808,109            --
                                                     --------------  --------------      ------------  ------------
   Net assets at end of period                       $3,529,978,831  $3,529,978,831      $356,062,303  $129,808,109
                                                     ==============  ==============      ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $      375,769  $    1,541,136      $     31,292  $    123,000
                                                     ==============  ==============      ============  ============

 * For the period 11/4/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

        MetLife Growth                    MetLife Moderate
      Strategy Portfolio                 Strategy Portfolio
--------------------------------    -----------------------------
  Year Ended     Period Ended         Year Ended    Period Ended
 December 31,    December 31,        December 31,   December 31,
     2005           2004*                2005          2004*
--------------------------------    -----------------------------
$   48,796,541  $    9,983,939      $   20,099,516  $  7,177,173

     8,395,221              --           2,611,692            --
   194,977,910      20,658,397          41,447,579       801,115
--------------  --------------  -   --------------  ------------
   252,169,672      30,642,336          64,158,787     7,978,288
--------------  --------------  -   --------------  ------------
       (12,660)             --              (3,544)           --
   (27,630,104)     (7,536,446)        (11,750,219)   (6,421,967)
            --              --                  --            --
        (2,574)             --                (557)           --
    (6,842,974)     (1,105,742)         (2,215,579)     (295,434)
            --              --                  --            --
--------------  --------------  -   --------------  ------------
   (34,488,312)     (8,642,188)        (13,969,899)   (6,717,401)
--------------  --------------  -   --------------  ------------
     1,187,436              --             295,503            --
 1,605,562,132   1,348,842,649         680,386,312   492,444,381
            --              --                  --            --
            --              --                  --            --
            --              --                  --            --
            --              --                  --            --
        15,234              --               4,101            --
    34,473,078       8,642,188          13,965,798     6,716,831
            --              --                  --            --
       (11,344)             --              (3,311)           --
   (30,890,846)        (59,360)        (74,822,468)      (72,751)
            --              --                  --            --
--------------  --------------  -   --------------  ------------
 1,610,335,690   1,357,425,477         619,825,935   499,088,461
--------------  --------------  -   --------------  ------------
 1,828,017,050   1,379,425,625         670,014,823   500,349,348
 1,379,425,625              --         500,349,918            --
--------------  --------------  -   --------------  ------------
$3,207,442,675  $1,379,425,625      $1,170,364,741  $500,349,348
==============  ==============  =   ==============  ============
$      328,810  $    1,557,159      $      120,986  $    539,967
==============  ==============  =   ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                       MFS Research International       Neuberger Berman Real Estate
                                                               Portfolio                         Portfolio
                                                     -----------------------------  -   --------------------------
                                                       Year Ended      Year Ended        Year Ended     Year Ended
                                                      December 31,    December 31,      December 31,   December 31,
                                                          2005            2004              2005          2004*
                                                     -------------------------------    -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    9,267,162  $   2,416,749      $  8,648,275   $  4,202,505
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                      94,646,085     53,491,373        38,205,737      6,909,018
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts options contracts, swap
       contracts and foreign currency related
       transactions                                      50,115,296     51,410,241        16,127,085     44,064,459
                                                     --------------  -------------  -   ------------   ------------
   Net increase (decrease) in net assets
       resulting from operations                        154,028,543    107,318,363        62,981,097     55,175,982
                                                     --------------  -------------  -   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                             (3,284,588)            --                --       (832,185)
     Class B                                             (1,456,662)            --                --     (1,746,645)
     Class E                                                (62,372)            --                --       (233,227)
   From net realized gains
     Class A                                            (28,070,006)      (617,967)         (241,022)    (1,991,167)
     Class B                                            (20,127,768)      (851,466)         (374,964)    (4,580,859)
     Class E                                               (647,057)       (23,550)          (61,211)      (570,874)
                                                     --------------  -------------  -   ------------   ------------
   Net decrease in net assets resulting from
       distributions                                    (53,648,453)    (1,492,983)         (677,197)    (9,954,957)
                                                     --------------  -------------  -   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            291,691,172    230,295,788       127,230,654     76,262,218
     Class B                                             83,267,517    289,831,263       177,387,543    197,280,431
     Class E                                              5,005,533      8,210,830        30,508,431     18,737,104
   Net asset value of shares issued through
       acquisition
     Class A                                                     --             --                --             --
     Class B                                                     --             --                --             --
     Class E                                                     --             --                --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             31,354,594        617,967           241,022      2,848,333
     Class B                                             21,584,430        851,466           374,964      6,298,135
     Class E                                                709,429         23,550            61,211        808,489
   Cost of shares repurchased
     Class A                                            (60,712,971)   (15,028,001)      (25,455,387)    (2,967,826)
     Class B                                            (98,599,506)  (163,975,108)      (61,065,769)   (78,714,215)
     Class E                                             (3,609,683)    (5,550,819)       (4,884,222)      (585,663)
                                                     --------------  -------------  -   ------------   ------------
   Net increase (decrease) in net assets from
       capital share transactions                       270,690,515    345,276,936       244,398,447    219,967,006
                                                     --------------  -------------  -   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 371,070,605    451,102,316       306,702,347    265,188,031
   Net assets at beginning of period                    711,222,347    260,120,031       265,188,031             --
                                                     --------------  -------------  -   ------------   ------------
   Net assets at end of period                       $1,082,292,952  $ 711,222,347      $571,890,378   $265,188,031
                                                     ==============  =============  =   ============   ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    8,343,155  $   3,212,479      $  9,197,585   $    (64,250)
                                                     ==============  =============  =   ============   ============

* For the period 5/1/2004 (Commencement of Operations) through 12/31/2004.

                       See notes to financial statements

         Oppenheimer Capital Appreciation     PIMCO Inflation Protected
                   Portfolio                       Bond Portfolio
         -------------------------------    ----------------------------
           Year Ended       Year Ended        Year Ended     Year Ended
          December 31,     December 31,      December 31,   December 31,
              2005             2004              2005           2004
         ---------------------------------  -----------------------------
         $    3,052,671   $   4,932,758     $  24,170,612  $   4,649,734

             12,108,823      49,604,206         5,619,012     40,058,646


             40,480,777         800,505       (14,424,086)     9,734,940
         --------------   -------------     -------------  -------------
             55,642,271      55,337,469        15,365,538     54,443,320
         --------------   -------------     -------------  -------------
               (433,925)       (121,135)               --     (2,957,493)
                     --      (4,403,857)               --     (3,342,458)
                   (559)             --                --             --
             (6,226,687)       (860,091)         (942,374)   (14,359,910)
             (4,764,940)    (42,042,832)         (624,605)   (23,441,391)
                 (8,021)             --                --             --
         --------------   -------------     -------------  -------------
            (11,434,132)    (47,427,915)       (1,566,979)   (44,101,252)
         --------------   -------------     -------------  -------------
            354,953,867     276,201,809       419,957,174    329,566,196
             22,348,870     334,591,684        41,116,784    378,757,210
                967,644              --                --             --
                     --      18,744,683                --             --
                     --      89,198,053                --             --
                     --              --                --             --
              6,660,612         981,226           942,374     17,317,403
              4,764,940      46,446,689           624,605     26,783,849
                  8,580              --                --             --
            (24,679,611)     (3,341,835)     (176,286,972)    (1,182,332)
           (174,813,423)   (389,381,422)     (162,477,994)  (295,438,207)
               (143,802)             --                --             --
         --------------   -------------     -------------  -------------
            190,067,677     373,440,887       123,875,971    455,804,119
         --------------   -------------     -------------  -------------
            234,275,816     381,350,441       137,674,530    466,146,187
            932,590,369     551,239,928       833,536,508    367,390,321
         --------------   -------------     -------------  -------------
         $1,166,866,185   $ 932,590,369     $ 971,211,038  $ 833,536,508
         ==============   =============     =============  =============

         $    2,971,978   $     431,942     $  25,617,748  $     (24,289)
         ==============   =============     =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                  PIMCO                          Met/Putnam
                                                         Total Return Portfolio          Capital Opportunities Portfolio
                                                     ------------------------------  -   ------------------------------
                                                       Year Ended      Year Ended         Year Ended      Year Ended
                                                      December 31,    December 31,       December 31,    December 31,
                                                          2005            2004               2005            2004
                                                     --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $   63,575,163  $   23,273,563      $    122,128    $    164,202
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                      (3,427,242)     49,470,077         7,766,693       5,976,598
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                     (14,539,883)     (5,551,381)       (3,630,599)      2,265,029
                                                     --------------  --------------  -    ------------    ------------   -
   Net increase (decrease) in net assets
       resulting from operations                         45,608,038      67,192,259         4,258,222       8,405,829
                                                     --------------  --------------  -    ------------    ------------   -
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                               (488,651)    (14,778,557)         (114,714)             --
     Class B                                                     --     (71,868,123)           (7,259)             --
     Class E                                                     --     (10,030,527)               --              --
   From net realized gains
     Class A                                             (5,790,054)             --                --              --
     Class B                                             (7,125,906)             --                --              --
     Class E                                               (941,261)             --                --              --
                                                     --------------  --------------  -    ------------    ------------   -
   Net decrease in net assets resulting from
       distributions                                    (14,345,872)    (96,677,207)         (121,973)             --
                                                     --------------  --------------  -    ------------    ------------   -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
   Proceeds from shares sold
     Class A                                            433,493,009     299,306,662           182,194         394,764
     Class B                                            187,310,560     336,377,035         1,131,417         842,338
     Class E                                             12,424,917      40,054,617                --              --
   Net asset value of shares issued through
       acquisition
     Class A                                                     --      96,940,433                --              --
     Class B                                                     --      74,811,249                --              --
     Class E                                                     --              --                --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              6,278,705      14,778,557           114,714              --
     Class B                                              7,125,906      71,868,123             7,259              --
     Class E                                                941,261      10,030,527                --              --
   Cost of shares repurchased
     Class A                                           (118,188,353)    (27,393,396)      (11,360,406)    (11,359,871)
     Class B                                           (131,037,069)   (322,241,332)         (300,136)       (386,484)
     Class E                                            (15,748,305)    (19,571,050)               --              --
                                                     --------------  --------------  -    ------------    ------------   -
   Net increase (decrease) in net assets from
       capital share transactions                       382,600,631     574,961,425       (10,224,958)    (10,509,253)
                                                     --------------  --------------  -    ------------    ------------   -
TOTAL INCREASE (DECREASE) IN NET ASSETS                 413,862,797     545,476,477        (6,088,709)     (2,103,424)
   Net assets at beginning of period                  1,753,061,811   1,207,585,334        50,920,981      53,024,405
                                                     --------------  --------------  -    ------------    ------------   -
   Net assets at end of period                       $2,166,924,608  $1,753,061,811      $ 44,832,272    $ 50,920,981
                                                     ==============  ==============  =    ============    ============   =
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $   76,892,206  $     (654,766)     $     97,094    $    121,972
                                                     ==============  ==============  =    ============    ============   =

                       See notes to financial statements

                  RCM Global                      Third Avenue
             Technology Portfolio          Small Cap Value Portfolio
          --------------------------      ---------------------------
           Year Ended    Year Ended        Year Ended     Year Ended
          December 31,  December 31,      December 31,   December 31,
              2005          2004              2005           2004
          ----------------------------    ----------------------------
          $ (1,650,343) $   (879,804)     $  5,949,793  $   2,301,894


             6,953,255   (13,318,968)       68,073,177     12,395,932


            18,688,441     9,470,625        42,454,775    101,882,945
          ------------  ------------  -   ------------  -------------
            23,991,353    (4,728,147)      116,477,745    116,580,771
          ------------  ------------  -   ------------  -------------
                    --            --           (10,096)    (1,065,538)
                    --            --                --     (1,270,051)
                    --            --                --             --
              (876,674)      (60,119)       (1,265,346)    (3,675,389)
              (596,109)      (77,324)       (1,181,476)    (8,327,172)
              (127,279)      (15,399)               --             --
          ------------  ------------  -   ------------  -------------
            (1,600,062)     (152,842)       (2,456,918)   (14,338,150)
          ------------  ------------  -   ------------  -------------
            54,280,533    62,210,581       249,766,650    199,572,136
            12,578,379    81,788,974        51,457,416    217,143,110
             3,152,890    10,445,465                --             --
                    --            --                --             --
                    --            --                --             --
                    --            --                --             --
               876,674        60,119         1,275,442      4,740,927
               596,109        77,324         1,181,476      9,597,223
               127,279        15,399                --             --
           (21,739,543)  (24,912,809)      (40,330,085)    (5,895,238)
           (33,588,738)  (45,631,739)      (99,926,029)  (199,675,201)
            (6,612,224)   (4,296,184)               --             --
          ------------  ------------  -   ------------  -------------
             9,671,359    79,757,130       163,424,870    225,482,957
          ------------  ------------  -   ------------  -------------
            32,062,650    74,876,141       277,445,697    327,725,578
           202,368,304   127,492,163       641,805,351    314,079,773
          ------------  ------------  -   ------------  -------------
          $234,430,954  $202,368,304      $919,251,048  $ 641,805,351
          ============  ============  =   ============  =============
          $   (311,086) $     (2,633)     $  5,795,312  $       2,340
          ============  ============  =   ============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                   T. Rowe Price
                                                                              Mid-Cap Growth Portfolio
                                                                            ---------------------------
                                                                             Year Ended       Year Ended
                                                                            December 31,     December 31,
                                                                                2005             2004
                                                                            ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                            $ (1,419,635)   $  (2,700,285)
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions    27,433,324       33,664,516
    Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency related transactions                    60,461,149       36,620,343
                                                                            ------------    -------------
    Net increase (decrease) in net assets resulting from operations           86,474,838       67,584,574
                                                                            ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                          --               --
     Class B                                                                          --               --
     Class E                                                                          --               --
    From net realized gains
     Class A                                                                  (5,461,986)              --
     Class B                                                                  (9,053,591)              --
     Class E                                                                    (540,525)              --
                                                                            ------------    -------------
    Net decrease in net assets resulting from distributions                  (15,056,102)              --
                                                                            ------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 11):
    Proceeds from shares sold
     Class A                                                                 104,028,840      111,891,278
     Class B                                                                  67,933,231      166,117,329
     Class E                                                                   4,560,665        9,661,872
    Net asset value of shares issued through acquisition
     Class A                                                                          --               --
     Class B                                                                          --               --
     Class E                                                                          --               --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                   5,461,986               --
     Class B                                                                   9,053,591               --
     Class E                                                                     540,525               --
    Cost of shares repurchased
     Class A                                                                 (23,738,562)     (14,266,370)
     Class B                                                                 (41,260,267)    (180,133,824)
     Class E                                                                  (3,649,516)      (1,965,718)
                                                                            ------------    -------------
    Net increase (decrease) in net assets from capital share transactions    122,930,493       91,304,567
                                                                            ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      194,349,229      158,889,141
    Net assets at beginning of period                                        512,222,223      353,333,082
                                                                            ------------    -------------
    Net assets at end of period                                             $706,571,452    $ 512,222,223
                                                                            ============    =============
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                     $       (324)   $      (7,768)
                                                                            ============    =============

* For the period 5/1/2004 (Commencement of Operations) through 12/31/2004. ** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

      Turner Mid-Cap                  Van Kampen
     Growth Portfolio             Comstock Portfolio
--------------------------        ------------------
 Year Ended     Period Ended         Period Ended
December 31,    December 31,         December 31,
    2005           2004*                2005**
------------------------------    -------------------
$   (710,126)   $   (517,004)           $ 10,196,739
  14,603,388      (3,615,771)             20,570,455
   9,040,584      24,500,397              15,305,936
------------    ------------  -         ------------
  22,933,846      20,367,622              46,073,130
------------    ------------  -         ------------
          --              --              (9,510,987)
          --              --                (581,432)
          --              --                      --
  (5,462,769)             --              (6,607,338)
  (1,854,841)             --                (437,105)
          --              --                      --
------------    ------------  -         ------------
  (7,317,610)             --             (17,136,862)
------------    ------------  -         ------------
  87,692,908      73,955,906             848,244,972
   5,696,494     129,967,413              57,432,155
                          --                      --
          --              --                      --
          --              --                      --
          --              --                      --
   5,462,769              --              16,118,325
   1,854,841              --               1,018,537
          --              --                      --
 (13,635,347)            (62)            (11,895,805)
 (33,373,544)    (68,048,231)               (650,410)
          --              --                      --
------------    ------------  -         ------------
  53,698,122     135,875,026             910,267,774
------------    ------------  -         ------------
  69,314,358     156,242,648             939,204,042
 156,242,648              --                      --
------------    ------------  -         ------------
$225,557,006    $156,242,648            $939,204,042
============    ============  =         ============

$     (1,333)   $     (1,733)           $    115,364
============    ============  =         ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
      MET/AIM SMALL CAP GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

        Class A
        12/31/2005                                       $12.84      $(0.07)(a)     $ 1.18 (a)    $  1.11    $    --
        12/31/2004                                        12.03       (0.09)(a)       0.90 (a)       0.81         --
        12/31/2003                                         8.65       (0.08)(a)       3.46 (a)       3.38         --
        01/02/2002 to 12/31/2002 (b)                      11.85       (0.11)(a)      (3.09)(a)     (3.20)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class B
        12/31/2005                                        12.74       (0.10)(a)       1.16 (a)       1.06         --
        12/31/2004                                        11.97       (0.12)(a)       0.89 (a)       0.77         --
        12/31/2003                                         8.62       (0.11)(a)       3.46 (a)       3.35         --
        12/31/2002                                        11.89       (0.08)(a)      (3.19)(a)     (3.27)         --
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       1.91 (a)       1.89         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class E
        12/31/2005                                        12.80       (0.09)(a)       1.18 (a)       1.09         --
        12/31/2004                                        12.01       (0.11)(a)       0.90 (a)       0.79         --
        12/31/2003                                         8.64       (0.10)(a)       3.47 (a)       3.37         --
        04/01/2002 to 12/31/2002 (d)                      11.54       (0.05)(a)      (2.85)(a)     (2.90)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      CYCLICAL GROWTH ETF PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $10.00      $ 0.10 (a)     $ 0.10 (a)    $  0.20    $(0.06)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      CYCLICAL GROWTH AND INCOME ETF PORTFOLIO        ------------ -------------- -------------- ---------- ----------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $10.00      $ 0.09 (a)     $ 0.08 (a)    $  0.17    $(0.06)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

        Class A
        12/31/2005                                       $11.94      $ 0.15 (a)     $ 1.38 (a)    $  1.53    $(0.11)
        05/01/2004 to 12/31/2004 (e)                      10.00        0.09 (a)       2.01 (a)       2.10     (0.05)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

        Class B
        12/31/2005                                        11.95        0.11 (a)       1.39 (a)       1.50     (0.08)
        05/01/2004 to 12/31/2004 (e)                      10.00        0.05 (a)       2.04 (a)       2.09     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
      MET/AIM SMALL CAP GROWTH PORTFOLIO              -------------

        Class A
        12/31/2005                                       $(0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
------------------------------------                  -------------

        Class B
        12/31/2005                                        (0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                          --
------------------------------------                  -------------

        Class E
        12/31/2005                                        (0.29)
        12/31/2004                                            --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (d)                          --
------------------------------------                  -------------
      CYCLICAL GROWTH ETF PORTFOLIO                   -------------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $    --
------------------------------------                  -------------
      CYCLICAL GROWTH AND INCOME ETF PORTFOLIO        -------------

        Class B
        10/01/2005 to 12/31/2005 (f)                     $    --
------------------------------------                  -------------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           -------------

        Class A
        12/31/2005                                       $(0.82)
        05/01/2004 to 12/31/2004 (e)                      (0.11)
------------------------------------                  -------------

        Class B
        12/31/2005                                        (0.82)
        05/01/2004 to 12/31/2004 (e)                      (0.11)
------------------------------------                  -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--10/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.29)     $13.66       8.59%        $215.4        0.99%         N/A       0.96%(g)       (0.53)%         74.8%
        --      12.84        6.73          92.5         1.03         N/A        1.02(g)        (0.74)          94.9
        --      12.03       39.08           6.2         1.04         N/A           1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*        1.03%*        2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.29)      13.51        8.27         297.1         1.25         N/A        1.20(g)        (0.80)          74.8
        --      12.74        6.43         309.7         1.29         N/A        1.23(g)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30         N/A           1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30        1.28           2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*         N/A          5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.29)      13.60        8.46          13.4         1.15         N/A        1.11(g)        (0.70)          74.8
        --      12.80        6.58          12.4         1.18         N/A        1.13(g)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20         N/A           1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.06)     $10.14       2.04%        $ 11.6       0.80%*         N/A         2.59%*        3.85%*          6.2%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.06)     $10.11       1.65%        $  7.2       0.80%*         N/A         3.73%*        3.31%*          3.5%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.93)     $12.54      12.76%        $285.0        0.79%         N/A          0.79%         1.15%         51.4%
    (0.16)      11.94       20.98         126.0         0.97         N/A           0.98          1.19          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.90)      12.55       12.54         137.1         1.03         N/A           1.03          0.87          51.4
    (0.14)      11.95       20.85         104.0        1.14*         N/A          1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $14.36       $0.21 (a)     $ 1.87 (a)    $  2.08    $(0.02)
         12/31/2004                                       11.89        0.04 (a)       2.43 (a)       2.47       -- +
         12/31/2003                                        8.89       (0.08)(a)       3.22 (a)       3.14     (0.11)
         01/02/2002 to 12/31/2002 (b)                     10.81        0.06 (a)      (1.97)(a)     (1.91)     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       14.27        0.17 (a)       1.86 (a)       2.03         --
         12/31/2004                                       11.84        0.16 (a)       2.27 (a)       2.43         --
         12/31/2003                                        8.87        0.02 (a)       3.08 (a)       3.10     (0.10)
         12/31/2002                                       10.84        0.01 (a)      (1.97)(a)     (1.96)     (0.01)
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       0.99 (a)       0.97     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       14.30        0.19 (a)       1.85 (a)       2.04     (0.01)
         12/31/2004                                       11.85        0.17 (a)       2.28 (a)       2.45       -- +
         12/31/2003                                        8.87        0.03 (a)       3.08 (a)       3.11     (0.10)
         04/01/2002 to 12/31/2002 (d)                     10.70       (0.01)(a)      (1.81)(a)     (1.82)     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------
         Class A
         12/31/2005                                      $ 7.65        $ -- (a)     $ 1.06 (a)    $  1.06      $  --
         12/31/2004                                        7.03        0.01 (a)       0.61 (a)       0.62         --
         12/31/2003                                        5.37       (0.01)(a)       1.67 (a)       1.66         --
         01/02/2002 to 12/31/2002 (b)                      7.44        0.01 (a)      (2.08)(a)     (2.07)    (0.00)+
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                        7.58       (0.02)(a)       1.05 (a)       1.03
         12/31/2004                                        6.99       (0.01)(a)       0.60 (a)       0.59         --
         12/31/2003                                        5.37       (0.02)(a)       1.64 (a)       1.62         --
         12/31/2002                                        7.40       (0.01)(a)      (2.05)(a)     (2.06)    (0.00)+
         02/12/2001 to 12/31/2001 (e)                     10.00         -- +(a)      (2.60)(a)     (2.60)         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                        7.59       (0.01)(a)       1.05 (a)       1.04         --
         12/31/2004                                        6.99          -- (a)       0.60 (a)       0.60         --
         04/17/2003 to 12/31/2003 (f)                      5.65       (0.01)(a)       1.35 (a)       1.34         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------
       LAZARD MID CAP PORTFOLIO                       ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $14.13      $0.04  (a)     $ 1.16 (a)    $  1.20    $(0.06)
         12/31/2004                                       12.33        0.08 (a)       1.72 (a)       1.80         --
         12/31/2003                                        9.85        0.01 (a)       2.58 (a)       2.59     (0.01)
         01/02/2002 to 12/31/2002 (b)                     10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00+
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       14.05       0.05  (a)       1.10 (a)       1.15     (0.01)
         12/31/2004                                       12.29        0.02 (a)       1.74 (a)       1.76         --
         12/31/2003                                        9.83      (0.01) (a)       2.57 (a)       2.56       -- +
         12/31/2002                                       11.02          -- (a)      (1.18)(a)     (1.18)       -- +
         10/09/2001 to 12/31/2001 (c)                     14.27            0.17           1.86       2.03         --
---------------------------------                     ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       14.10        0.07 (a)       1.10 (a)       1.17     (0.04)
         12/31/2004                                       12.32        0.04 (a)       1.74 (a)       1.78         --
         12/31/2003                                        9.84          -- (a)       2.58 (a)       2.58       -- +
         04/01/2002 to 12/31/2002 (d)                     14.30            0.19           1.85       2.04     (0.01)
---------------------------------                     ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------

         Class A
         12/31/2005                                      $(0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         01/02/2002 to 12/31/2002 (b)                         --
---------------------------------                     -------------

         Class B
         12/31/2005                                       (0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                     (0.12)
---------------------------------                     -------------

         Class E
         12/31/2005                                       (0.19)
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         04/01/2002 to 12/31/2002 (d)                         --
---------------------------------                     -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------
         Class A
         12/31/2005                                      $(0.01)
         12/31/2004                                           --
         12/31/2003                                           --
         01/02/2002 to 12/31/2002 (b)                         --
---------------------------------                     -------------

         Class B
         12/31/2005                                       (0.01)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         02/12/2001 to 12/31/2001 (e)                         --
---------------------------------                     -------------

         Class E
         12/31/2005                                       (0.01)
         12/31/2004                                           --
         04/17/2003 to 12/31/2003 (f)                         --
---------------------------------                     -------------
       LAZARD MID CAP PORTFOLIO                       -------------

         Class A
         12/31/2005                                      $(1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         01/02/2002 to 12/31/2002 (b)                     (0.01)
---------------------------------                     -------------

         Class B
         12/31/2005                                       (1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         12/31/2002                                       (0.01)
         10/09/2001 to 12/31/2001 (c)                     (0.19)
---------------------------------                     -------------

         Class E
         12/31/2005                                       (1.62)
         12/31/2004                                           --
         12/31/2003                                       (0.10)
         04/01/2002 to 12/31/2002 (d)                     (0.19)
---------------------------------                     -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.21)     $16.23     14.48 %        $644.5        0.94%         N/A       0.96%(g)        1.37 %         11.5%
        --      14.36       20.80         276.4         1.04         N/A        1.03(g)          0.32          11.3
    (0.14)      11.89       35.36           8.4         1.16        1.15%       1.21(g)          0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*         2.49*         0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.19)      16.11       14.24         554.3         1.19         N/A        1.20(g)          1.11          11.5
        --      14.27       20.52         483.9         1.23         N/A        1.22(g)          1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43        1.43        1.33(g)          0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35        1.31           2.64          0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*         N/A          5.69*       (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.20)      16.14       14.27         130.4         1.09         N/A        1.10(g)          1.25          11.5
        --      14.30       20.69          75.5         1.14         N/A        1.12(g)          1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33        1.33        1.24(g)          0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*         2.42*       (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
  $ (0.01)     $ 8.70      13.84%        $500.4        0.72%         N/A       0.72%(g)          -- %        121.0%
        --       7.65        8.82         250.8         0.90         N/A        0.85(g)          0.15         104.7
        --       7.03       30.91          19.9         0.89        0.89%       0.90(g)        (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85        0.77           1.43          0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.01)       8.60       13.58         277.8         0.97         N/A        0.97(g)        (0.25)         121.0
        --       7.58        8.44         339.5         1.15         N/A        1.08(g)        (0.11)         104.7
        --       6.99       30.90         252.6         1.14        1.13        1.18(g)        (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10        1.00           1.69        (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*         N/A          4.03*       (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.01)       8.62       13.69           6.4         0.87         N/A        0.87(g)        (0.15)         121.0
        --       7.59        8.58           5.5         1.05         N/A        0.98(g)        (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04*(g)       (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (1.68)     $13.65       8.40%        $ 89.0        0.79%         N/A       0.82%(g)         0.63%        170.0%
        --      14.13       14.60          58.8         0.85         N/A        0.83(g)          0.59          90.7
    (0.11)      12.33       26.42           4.5         0.93        0.92%       0.96(g)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (1.63)      13.57        8.06         200.4         1.03         N/A        1.07(g)          0.38         170.0
        --      14.05       14.32         211.0         1.08         N/A        1.03(g)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19        1.19        1.15(g)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15        1.12           1.91            --          37.1
    (0.19)      16.11       14.24         554.0         1.19        1.19           1.20          1.11          12.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (1.66)      13.61        8.23          32.6         0.93         N/A        0.97(g)          0.49         170.0
        --      14.10       14.45          30.5         0.98         N/A        0.94(g)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09        1.08        1.07(g)          0.02          36.2
    (0.20)      16.14       14.27         130.0         1.09        1.09           1.10          1.25          12.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       LEGG MASON VALUE EQUITY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $10.00     $        --     $ 0.65 (a)     $ 0.65    $    --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       10.00      (0.01) (a)       0.66 (a)       0.65         --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                      $13.55     $  0.39 (a)    $  0.15 (a)    $  0.54    $    --
         12/31/2004                                       11.80        0.38 (a)       1.73 (a)       2.11     (0.24)
         05/01/2003 to 12/31/2003 (d)                     10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $12.63     $  0.75 (a)    $ (0.52)(a)    $  0.23    $(0.58)
         12/31/2004                                       12.04        0.70 (a)       0.31 (a)       1.01     (0.42)
         12/31/2003                                       10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
         12/31/2002                                       11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
         12/31/2001                                       11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
         12/31/2000                                       12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       12.54        0.71 (a)      (0.52)(a)       0.19     (0.54)
         12/31/2004                                       11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
         12/31/2003                                       10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
         12/31/2002                                       11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
         03/22/2001 to 12/31/2001 (b)                     12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class E
         12/31/2005                                       12.57        0.72 (a)      (0.52)(a)       0.20     (0.56)
         12/31/2004                                       12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
         12/31/2003                                       10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
         04/01/2002 to 12/31/2002 (c)                     11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        ------------ -------------- -------------- ---------- ----------

         Class A
         12/31/2005                                      $27.44     $  0.40 (a)    $  0.61 (a)    $  1.01    $(0.31)
         12/31/2004                                       24.41        0.33 (a)       2.82 (a)       3.15     (0.12)
         12/31/2003                                       18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
         12/31/2002                                       25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
         12/31/2001                                       26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
         12/31/2000                                       24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         12/31/2005                                       27.27        0.33 (a)       0.61 (a)       0.94     (0.23)
         12/31/2004                                       24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
         12/31/2003                                       18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
         12/31/2002                                       25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
         03/22/2001 to 12/31/2001 (d)                     23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       LEGG MASON VALUE EQUITY PORTFOLIO              -------------

         Class A
         12/31/2005                                      $    --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 -------------

         Class B
         12/31/2005                                           --
         11/01/2005 to 12/31/2005 (e)
-------------------------------------                 -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

         Class B
         12/31/2005                                      $(0.03)
         12/31/2004                                       (0.12)
         05/01/2003 to 12/31/2003 (d)                     (0.10)
-------------------------------------                 -------------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           -------------

         Class A
         12/31/2005                                      $    --
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         12/31/2001                                           --
         12/31/2000                                           --
-------------------------------------                 -------------

         Class B
         12/31/2005                                           --
         12/31/2004                                           --
         12/31/2003                                       (0.19)
         12/31/2002                                           --
         03/22/2001 to 12/31/2001 (b)                         --
-------------------------------------                 -------------

         Class E
         12/31/2005                                           --
         12/31/2004                                           --
         12/31/2003                                           --
         04/01/2002 to 12/31/2002 (c)                         --
-------------------------------------                 -------------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        -------------

         Class A
         12/31/2005                                      $(0.55)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                       (1.52)
         12/31/2001                                           --
         12/31/2000                                       (0.23)
-------------------------------------                 -------------

         Class B
         12/31/2005                                       (0.55)
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                       (1.52)
         03/22/2001 to 12/31/2001 (d)                         --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.
(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--11/01/2005.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $10.65       6.50%       $    3.2      0.80%*         N/A         8.27%*        0.08%*          9.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.65        6.50            4.9       1.05*         N/A          4.54*       (0.36)*           9.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.03)     $14.06       3.95%       $   72.1       1.09%         N/A          1.17%         2.91%        23.7%*
    (0.36)      13.55       17.73           35.5        1.09         N/A           1.59          3.03          31.2
    (0.29)      11.80       21.05            9.0       1.05*         N/A          3.44*         3.78*          56.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $ (0.58)     $12.28       1.81%       $  856.4       0.56%         N/A         N/A            5.92%         42.1%
    (0.42)      12.63        8.43          520.3        0.63         N/A         N/A             5.65          39.8
    (0.20)      12.04       19.52          234.6        0.70         N/A        0.67(f)          6.52          36.9
    (0.96)      10.24      (0.39)          202.1        0.70         N/A           0.77          7.43          45.8
    (0.95)      11.22        3.76          154.2        0.72         N/A           0.75          7.76          66.2
    (0.83)      11.75        0.87          155.2        0.85         N/A           0.86          7.78          64.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.54)      12.19        1.49          704.5        0.81         N/A         N/A             5.65          42.1
   (0.41)#      12.54        8.17          776.0        0.88         N/A         N/A             5.61          39.8
    (0.39)      11.97       19.15          758.2        0.96         N/A        0.91(f)          6.11          36.9
    (0.95)      10.21      (0.57)          197.4        0.95         N/A           1.05          7.12          45.8
    (0.95)      11.20        1.17           31.8       0.95*         N/A          0.98*         7.38*          66.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.56)      12.21        1.60           35.1        0.71         N/A         N/A             5.76          42.1
    (0.42)      12.57        8.24           35.2        0.78         N/A         N/A             5.67          39.8
    (0.20)      12.00       19.35           22.8        0.86         N/A        0.81(f)          6.10          36.9
    (0.96)      10.22      (1.03)            2.5       0.85*         N/A          0.98*         7.12*          45.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.86)     $27.59       3.68%       $1,985.7       0.53%         N/A       0.55%(f)         1.46%         45.9%
    (0.12)      27.44       12.92        1,867.5        0.57         N/A        0.56(f)          1.30          29.7
    (0.24)      24.41       31.06        1,167.7        0.62       0.61%        0.62(f)          1.13          37.0
    (1.73)      18.86     (17.95)          890.2        0.65        0.63           0.67          0.94          55.4
    (0.22)      25.05      (5.77)        1,205.5        0.64         N/A           0.64          1.04          69.7
    (0.51)      26.82       14.68          944.6        0.70         N/A         N/A             1.32          51.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.78)      27.43        3.39        1,130.5        0.78         N/A        0.80(f)          1.21          45.9
    (0.09)      27.27       12.65        1,282.3        0.82         N/A        0.80(f)          1.08          29.7
    (0.21)      24.29       30.73        1,081.0        0.86        0.86        0.86(f)          0.87          37.0
    (1.73)      18.78     (18.12)          337.3        0.90        0.88           0.93          0.78          55.4
    (0.22)      25.01        6.96           98.7       0.89*         N/A          0.89*         0.72*          69.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $10.43      $(0.04)(a)     $ 0.54 (a)    $  0.50    $    --
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19         --
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46         --
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (d)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.30       (0.06)(a)       0.54 (a)       0.48         --
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14         --
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (b)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $21.64      $ 0.19 (a)     $ 1.60 (a)    $  1.79    $(0.13)
       12/31/2004                                         17.80        0.17 (a)       4.25 (a)       4.42     (0.10)
       12/31/2003                                         14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
       12/31/2002                                         16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
       12/31/2001                                         16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
       12/31/2000                                         11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         21.48        0.14 (a)       1.59 (a)       1.73     (0.10)
       12/31/2004                                         17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
       12/31/2003                                         14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
       12/31/2002                                         16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
       04/03/2001 to 12/31/2001 (c)                       16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     METLIFE AGGRESSIVE STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

       Class A
       5/01/2005-12/31/2005 (f)                          $10.27      $ 0.77 (a)     $ 0.79 (a)    $  1.56    $(0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.69        0.20 (a)       0.91 (a)       1.11     (0.08)
       11/04/2004--12/31/2004 (e)                         10.00        0.08 (a)       0.64 (a)       0.72     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     METLIFE BALANCED STRATEGY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       5/01/2005-12/31/2005 (f)                          $10.04      $ 0.56 (a)     $ 0.47 (a)    $  1.03    $(0.13)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.31        0.22 (a)       0.52 (a)       0.74     (0.11)
       11/04/2004--12/31/2004 (e)                         10.00        0.28 (a)       0.14 (a)       0.42     (0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2005                                        $(0.74)
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.74)
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------

       Class A
       12/31/2005                                        $(0.83)
       12/31/2004                                         (0.48)
       12/31/2003                                         (0.27)
       12/31/2002                                         (0.61)
       12/31/2001                                         (1.48)
       12/31/2000                                         (0.08)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.83)
       12/31/2004                                         (0.48)
       12/31/2003                                         (0.27)
       12/31/2002                                         (0.61)
       04/03/2001 to 12/31/2001 (c)                       (1.48)
-------------------------------------                 -------------
     METLIFE AGGRESSIVE STRATEGY PORTFOLIO            -------------

       Class A
       5/01/2005-12/31/2005 (f)                          $(0.04)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.04)
       11/04/2004--12/31/2004 (e)                             --
-------------------------------------                 -------------
     METLIFE BALANCED STRATEGY PORTFOLIO              -------------

       Class A
       5/01/2005-12/31/2005 (f)                          $(0.02)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       11/04/2004--12/31/2004 (e)                             --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--11/04/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.74)     $10.19       4.71%       $   21.5       0.90%         N/A          0.99%       (0.35)%        103.9%
        --      10.43       12.76           26.5        0.90         N/A           0.95        (0.43)          99.5
        --       9.24       36.43           27.6        0.90         N/A           1.04        (0.57)         119.0
        --       6.78     (24.25)            3.8        0.85         N/A           1.69        (0.52)          89.6
        --       8.95      (6.58)            0.9       0.85*         N/A          5.19*       (0.54)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.74)      10.04        4.58           40.9        1.15         N/A           1.24        (0.58)         103.9
        --      10.30       12.45           36.0        1.15         N/A           1.20        (0.66)          99.5
        --       9.16       35.70           27.6        1.14         N/A           1.39        (0.83)         119.0
        --       6.75     (24.41)           13.7        1.10         N/A           1.98        (0.77)          89.6
        --       8.93     (10.70)            8.4       1.10*         N/A          5.44*       (0.78)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.96)     $22.47       8.28%       $  113.3       0.76%         N/A          0.76%         0.86%         26.2%
    (0.58)      21.64       24.82          125.1        0.78         N/A            N/A          0.86          19.7
    (0.38)      17.80       26.15           90.8        0.83         N/A        0.82(g)          0.98          18.8
    (0.68)      14.41      (9.31)           74.0        0.89       0.89%           0.90          1.04          29.0
    (1.56)      16.64        8.10           75.1        0.92         N/A           0.94          0.86          40.0
    (0.12)      16.92       52.87           60.0        1.26         N/A            N/A          0.79          66.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.93)      22.28        8.05          229.0        1.01         N/A           1.02          0.62          26.2
    (0.56)      21.48       24.50          179.1        1.03         N/A            N/A          0.60          19.7
    (0.36)      17.70       25.87          100.0        1.08         N/A        1.06(g)          0.73          18.8
    (0.68)      14.35      (9.58)           51.6        1.14        1.14           1.16          0.83          29.0
    (1.56)      16.62       11.33           16.9       1.15*         N/A          1.17*         0.68*          40.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $11.68      15.12%       $    0.1      0.12%*         N/A         0.12%*        1.08%*         18.3%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.12)      11.68       10.38          661.7        0.35         N/A           0.37          1.80          18.3
    (0.03)      10.69        7.15          304.5       0.35*         N/A          0.52*         4.77*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $10.92      10.21%       $    0.2      0.03%*         N/A         0.03%*        7.70%*         17.3%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.13)      10.92        7.12        3,529.8        0.31         N/A           0.31          2.12          17.3
    (0.11)      10.31        4.19        1,561.2       0.35*         N/A          0.38*        17.21*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        METLIFE DEFENSIVE STRATEGY PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $ 9.82     $  0.17 (a)     $ 0.43 (a)    $  0.60    $(0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                       9.95        0.19 (a)       0.26 (a)       0.45     (0.09)
          11/04/2004--12/31/2004 (e)                      10.00        0.42 (a)      (0.29)(a)       0.13     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        METLIFE GROWTH STRATEGY PORTFOLIO             ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $10.19     $  0.90 (a)     $ 0.44 (a)    $  1.34    $(0.12)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      10.56        0.22 (a)       0.74 (a)       0.96     (0.10)
          11/04/2004--12/31/2004 (e)                      10.00        0.19 (a)       0.44 (a)       0.63     (0.07)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        METLIFE MODERATE STRATEGY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

          Class A
          5/01/2005-12/31/2005 (f)                       $ 9.91     $  1.25 (a)     $(0.44)(a)    $  0.81    $(0.13)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      10.11        0.22 (a)       0.37 (a)       0.59     (0.11)
          11/04/2004--12/31/2004 (e)                      10.00        0.36 (a)      (0.11)(a)       0.25     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
        MFS RESEARCH INTERNATIONAL PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          12/31/2005                                     $11.72     $  0.14 (a)     $ 1.83 (a)    $  1.97    $(0.07)
          12/31/2004                                       9.81       0.08  (a)       1.85 (a)       1.93         --
          12/31/2003                                       7.49       0.06  (a)       2.34 (a)       2.40     (0.08)
          12/31/2002                                       8.48       0.06  (a)      (1.04)(a)     (0.98)     (0.01)
          05/01/2001 to 12/31/2001 (c)                     9.55      (0.01) (a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class B
          12/31/2005                                      11.68        0.11 (a)       1.81 (a)       1.92     (0.04)
          12/31/2004                                       9.79       0.05  (a)       1.86 (a)       1.91         --
          12/31/2003                                       7.47       0.05  (a)       2.33 (a)       2.38     (0.06)
          12/31/2002                                       8.48       0.03  (a)      (1.03)(a)     (1.00)     (0.01)
          02/12/2001 to 12/31/2001 (b)                    10.00       0.01  (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

          Class E
          12/31/2005                                      11.70        0.13 (a)       1.81 (a)       1.94     (0.06)
          12/31/2004                                       9.80       0.07  (a)       1.85 (a)       1.92         --
          12/31/2003                                       7.48       0.05  (a)       2.34 (a)       2.39     (0.07)
          12/31/2002                                       8.48       0.03  (a)      (1.02)(a)     (0.99)     (0.01)
          10/31/2001 to 12/31/2001 (d)                     8.15      (0.01) (a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
        METLIFE DEFENSIVE STRATEGY PORTFOLIO          -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                     $(0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        METLIFE GROWTH STRATEGY PORTFOLIO             -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        METLIFE MODERATE STRATEGY PORTFOLIO           -------------

          Class A
          5/01/2005-12/31/2005 (f)                       $(0.02)
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.02)
          11/04/2004--12/31/2004 (e)                          --
-------------------------------------                 -------------
        MFS RESEARCH INTERNATIONAL PORTFOLIO          -------------

          Class A
          12/31/2005                                     $(0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          05/01/2001 to 12/31/2001 (c)                        --
-------------------------------------                 -------------

          Class B
          12/31/2005                                      (0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          02/12/2001 to 12/31/2001 (b)                        --
-------------------------------------                 -------------

          Class E
          12/31/2005                                      (0.62)
          12/31/2004                                      (0.02)
          12/31/2003                                          --
          12/31/2002                                          --
          10/31/2001 to 12/31/2001 (d)                        --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--11/04/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.13)     $10.29       6.07%       $     --      0.12%*         N/A       0.12%*          2.53%*          36.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.11)      10.29        4.48          356.1        0.35         N/A           0.40          1.90          36.1
    (0.18)       9.95        1.34          129.8       0.35*         N/A          0.71*        26.11*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.14)     $11.39      13.20%       $    1.2      0.04%*         N/A         0.04%*       11.87%*          15.1%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.12)      11.40        9.12        3,206.2        0.31         N/A           0.31          2.03          15.1
    (0.07)      10.56        6.30        1,379.4       0.35*         N/A          0.39*        11.59*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.15)     $10.57      8.16 %       $    0.3      0.09%*         N/A         0.09%*       17.59%*          22.6%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.13)      10.57        5.81        1,170.1        0.35         N/A           0.35          2.14          22.6
    (0.14)      10.11        2.55          500.3       0.35*         N/A          0.45*        22.53*           0.0(h)
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.69)     $13.00      16.77%       $  624.2       0.93%         N/A       0.93%(g)         1.18%         84.5%
    (0.02)      11.72       19.72          304.0        1.06         N/A        0.94(g)          0.75          98.5
    (0.08)       9.81       32.20           67.3        1.09       1.09%           1.11          0.68          99.0
    (0.01)       7.49     (11.52)            9.4        1.00        1.00           1.86          0.73         114.1
    (0.02)       8.48     (11.04)            3.7       1.00*        N/A*          5.08*       (0.01)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.66)      12.94       16.42          443.5        1.19         N/A        1.19(g)          0.90          84.5
    (0.02)      11.68       19.56          396.0        1.32         N/A        1.18(g)          0.47          98.5
    (0.06)       9.79       32.04          186.0        1.33        1.33           1.39          0.56          99.0
    (0.01)       7.47     (11.80)           67.1        1.25        1.25           2.07          0.34         114.1
    (0.01)       8.48     (15.14)           14.7       1.25*        N/A*          5.33*        0.13 *         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.68)      12.96       16.52           14.6        1.09         N/A        1.09(g)          1.07          84.5
    (0.02)      11.70       19.64           11.3        1.22         N/A        1.09(g)          0.72          98.5
    (0.07)       9.80       32.09            6.9        1.23        1.23           1.28          0.59          99.0
    (0.01)       7.48     (11.65)            1.8        1.15        1.15           1.82          0.34         114.1
    (0.01)       8.48        4.22             --       1.15*       N/A *          5.23*       (1.02)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $12.47      $0.30  (a)     $ 1.40 (a)    $  1.70    $    --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.55  (a)       2.42 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         12.47       0.26  (a)       1.40 (a)       1.66         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.26  (a)       2.69 (a)       2.95     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                         12.47       0.28  (a)       1.40 (a)       1.68         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.33  (a)       2.64 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $ 8.36      $0.03  (a)     $ 0.39 (a)    $  0.42    $(0.01)
       12/31/2004                                          8.33       0.07  (a)       0.47 (a)       0.54     (0.06)
       12/31/2003                                          6.47       0.01  (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (c)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                          8.31       0.01  (a)       0.38 (a)       0.39         --
       12/31/2004                                          8.29       0.06  (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (b)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       05/01/2005 to 12/31/2005 (f)                        7.97       0.01  (a)       0.79 (a)       0.80     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $10.64      $0.31  (a)     $(0.15)(a)    $  0.16    $    --
       12/31/2004                                         10.29       0.16  (a)       0.81 (a)       0.97     (0.11)
       05/01/2003 to 12/31/2003 (d)                       10.00       0.07  (a)       0.47 (a)       0.54     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         10.63       0.27  (a)      (0.12)(a)       0.15         --
       12/31/2004                                         10.29       0.08  (a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (d)                       10.00       0.07  (a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

       Class A
       12/31/2005                                        $(0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.02)
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       12/31/2005                                        $(0.08)
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (c)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.08)
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       05/01/2005 to 12/31/2005 (f)                       (0.08)
-------------------------------------                 -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       12/31/2005                                        $(0.02)
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.02)
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--01/02/2002.
(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--05/01/2005.
(g) Excludes the effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.02)     $14.15      13.61%        $204.1        0.69%         N/A           0.70%        2.27%          13.5%
    (0.50)      12.47       29.73          77.1        0.84*         N/A           0.84*        6.76*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      14.11       13.29         316.4         0.94         N/A            0.95         2.00           13.5
    (0.48)      12.47       29.55         167.2        0.98*         N/A           0.98*        3.45*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      14.13       13.45          51.3         0.84         N/A            0.84         2.14           13.5
    (0.50)      12.47       29.69          20.9        0.91*         N/A           0.91*        4.19*           52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.09)     $ 8.69      4.99 %        $664.2        0.69%         N/A        0.64%(g)        0.42%          72.4%
    (0.51)       8.36        6.70         298.0         0.68         N/A       0.69  (g)         0.90           65.3
        --       8.33       28.75           0.2         0.72       0.72%       0.75  (g)         0.07           36.6
      0.00       6.47     (24.47)           0.7         0.75         N/A            0.99         0.17           20.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.08)       8.62        4.71         501.8         0.94         N/A       0.89  (g)         0.18           72.4
    (0.50)       8.31        6.40         634.6         0.95         N/A       0.91  (g)        0.67*           65.3
        --       8.29       28.53         551.0         0.99        0.99       0.98  (g)       (0.03)           36.6
      0.00       6.45     (24.73)         122.4         1.00         N/A            1.22       (0.02)           20.6
        --       8.57     (14.27)          26.9        1.00*         N/A           3.21*        0.04*           29.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.09)       8.68       10.01           0.9        0.83*         N/A      0.80  (g)*        0.15*           72.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.02)     $10.78       1.48%        $585.8        0.55%         N/A             N/A        2.85%       1,228.7%
    (0.62)      10.64        9.41         331.3         0.62         N/A             N/A         1.39        1,173.9
    (0.25)      10.29        5.47           1.1        0.70*         N/A           0.74*        0.72*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      10.76        1.39         385.4         0.80         N/A             N/A         2.52        1,228.7
    (0.58)      10.63        8.99         502.3         0.81         N/A             N/A         0.73        1,173.9
    (0.24)      10.29        5.35         366.2        0.84*         N/A           0.84*        0.64*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $11.40      $  0.40(a)     $(0.12)(a)    $  0.28    $(0.01)
       12/31/2004                                         11.61         0.20(a)       0.40 (a)       0.60     (0.81)
       12/31/2003                                         11.34         0.28(a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35         0.33(a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (d)                       10.03         0.27(a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         11.32         0.37(a)      (0.12)(a)       0.25         --
       12/31/2004                                         11.54         0.19(a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29         0.24(a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33         0.31(a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (b)                       10.00         0.32(a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                         11.34         0.39(a)      (0.13)(a)       0.26         --
       12/31/2004                                         11.56         0.21(a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30         0.23(a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33         0.33(a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (e)                       10.65         0.07(a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $14.13      $ 0.04 (a)     $ 1.38 (a)    $  1.42    $(0.04)
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21         --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                         14.01        0.01 (a)       1.36 (a)       1.37     (0.02)
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (c)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2005                                        $ 4.62      $(0.03)(a)     $ 0.56 (a)    $  0.53    $    --
       12/31/2004                                          4.83       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77         --
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
       05/01/2001 to 12/31/2001 (d)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2005                                          4.58       (0.04)(a)       0.55 (a)       0.51         --
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
       02/12/2001 to 12/31/2001 (b)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2005                                          4.59       (0.04)(a)       0.56 (a)       0.52         --
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
       10/31/2001 to 12/31/2001 (e)                        5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       12/31/2005                                        $(0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                       (0.15)
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                       (0.15)
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.07)
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                       (0.04)
-------------------------------------                 -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2005
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
-------------------------------------                 -------------

       Class B
       12/31/2005                                             --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (c)                       (1.86)
-------------------------------------                 -------------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  -------------

       Class A
       12/31/2005                                        $(0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------

       Class B
       12/31/2005                                         (0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       12/31/2005                                         (0.04)
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--10/31/2001.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.08)     $11.60       2.46%       $  912.6       0.57%         N/A          0.57%         3.42%        344.2%
    (0.81)      11.40        5.25          578.0        0.57         N/A            N/A          1.69         416.0
    (0.24)      11.61        4.53          194.5        0.59         N/A        0.57(f)          2.43         547.1
        --      11.34        9.57          155.0        0.65         N/A        0.64(f)          3.06         474.4
    (0.35)      10.35        6.68           59.1       0.65*         N/A          1.15*         3.76*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.07)      11.50        2.25        1,107.7        0.82         N/A           0.82          3.13         344.2
    (0.79)      11.32        4.98        1,028.5        0.81         N/A            N/A          1.66         416.0
    (0.24)      11.54        4.53          893.8        0.83         N/A        0.82(f)          2.07         547.1
        --      11.29        9.29          427.7        0.90         N/A        0.90(f)          2.85         474.4
    (0.33)      10.33        6.68           46.2       0.90*         N/A          1.40*         3.48*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.07)      11.53        2.33          146.6        0.72         N/A           0.72          3.24         344.2
    (0.80)      11.34        5.06          146.6        0.71         N/A            N/A          1.76         416.0
    (0.24)      11.56        4.44          119.3        0.73         N/A        0.71(f)          2.02         547.1
        --      11.30        9.39           29.2        0.80         N/A        0.80(f)          3.00         474.4
    (0.13)      10.33      (1.81)            0.1       0.80*         N/A          1.30*         3.71*         346.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $15.51      10.08%       $   39.5       1.22%         N/A          1.22%         0.29%         88.3%
        --      14.13       18.54           46.9        1.19         N/A            N/A          0.34          84.5
        --      11.92       28.73           50.0        1.25       1.25%            N/A          0.08         231.2
    (0.01)       9.26     (21.05)           47.1        1.20        1.20            N/A          0.01          77.6
    (1.88)      11.74      (8.42)           76.8        1.09         N/A            N/A          0.14          79.9
    (0.69)      14.82     (10.55)           97.9        1.03         N/A            N/A          0.17         107.1
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.02)      15.36        9.79            5.3        1.47         N/A           1.47          0.05          88.3
        --      14.01       18.33            4.0        1.45         N/A            N/A          0.12          84.5
        --      11.84       28.28            2.9        1.50        1.50            N/A        (0.20)         231.2
    (0.01)       9.23     (21.19)            2.1        1.47        1.47            N/A        (0.23)          77.6
    (1.88)      11.72       10.61            0.9       1.40*         N/A            N/A       (0.10)*          79.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $ 5.11     11.35 %       $  129.3       1.10%         N/A          1.19%       (0.69)%        290.7%
        --       4.62      (4.28)           81.8        0.96         N/A            N/A        (0.45)         173.0
        --       4.83       57.84           47.2        1.10       1.04%           1.26        (0.89)         313.0
        --       3.06     (50.49)           13.0        1.10        1.04           1.73        (0.90)         227.2
        --       6.18     (23.33)           16.1       1.10*         N/A          3.97*       (0.90)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)       5.05       11.01           86.5        1.35         N/A           1.44        (0.95)         290.7
        --       4.58      (4.31)          100.2        1.21         N/A            N/A        (0.57)         173.0
        --       4.79       57.57           64.8        1.35        1.29           1.52        (1.14)         313.0
        --       3.04     (50.65)           15.2        1.35        1.27           1.96        (1.13)         227.2
        --       6.16     (38.40)            9.6       1.35*         N/A          4.21*       (1.01)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)       5.07       11.21           18.6        1.25         N/A           1.34        (0.85)         290.7
        --       4.59      (4.30)           20.3        1.10         N/A            N/A        (0.55)         173.0
        --       4.80       57.88           15.5        1.25        1.22           1.37        (1.07)         313.0
        --       3.05     (50.57)            1.2        1.25        1.12           1.83        (0.97)         227.2
        --       6.17       17.75             --       1.25*         N/A          4.11*       (1.18)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $14.38     $ 0.14 (a)     $ 2.13 (a)    $  2.27    $    --      $(0.04)
         12/31/2004                                     11.62       0.16 (a)       2.96 (a)       3.12     (0.08)       (0.28)
         12/31/2003                                      8.29       0.05 (a)       3.39 (a)       3.44     (0.04)       (0.07)
         05/01/2002 to 12/31/2002 (e)                   10.00       0.04 (a)      (1.72)(a)     (1.68)     (0.02)       (0.01)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                     14.37       0.10 (a)       2.12 (a)       2.22         --       (0.04)
         12/31/2004                                     11.61       0.06 (a)       3.02 (a)       3.08     (0.04)       (0.28)
         12/31/2003                                      8.28       0.05 (a)       3.38 (a)       3.43     (0.03)       (0.07)
         05/01/2002 to 12/31/2002 (e)                   10.00       0.04 (a)      (1.73)(a)     (1.69)     (0.02)       (0.01)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $ 7.55     $(0.01)(a)     $ 1.13 (a)    $  1.12    $    --      $(0.18)
         12/31/2004                                      6.39      (0.03)(a)       1.19 (a)       1.16         --           --
         12/31/2003                                      4.66      (0.02)(a)       1.75 (a)       1.73         --           --
         12/31/2002                                      8.37      (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
         05/01/2001 to 12/31/2001 (c)                    9.76      (0.02)(a)      (1.37)(a)     (1.39)         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                      7.47      (0.03)(a)       1.12 (a)       1.09         --       (0.18)
         12/31/2004                                      6.34      (0.05)(a)       1.18 (a)       1.13         --           --
         12/31/2003                                      4.64      (0.04)(a)       1.74 (a)       1.70         --           --
         12/31/2002                                      8.34      (0.03)(a)      (3.64)(a)     (3.67)         --       (0.03)
         02/12/2001 to 12/31/2001 (b)                   10.00      (0.04)(a)      (1.62)(a)     (1.66)         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class E
         12/31/2005                                      7.50      (0.02)(a)       1.12 (a)       1.10         --       (0.18)
         12/31/2004                                      6.36      (0.04)(a)       1.18 (a)       1.14         --           --
         12/31/2003                                      4.65      (0.03)(a)       1.74 (a)       1.71         --           --
         12/31/2002                                      8.36      (0.02)(a)      (3.66)(a)     (3.68)         --       (0.03)
         10/31/2001 to 12/31/2001 (d)                    7.42      (0.01)(a)       0.95 (a)       0.94         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       TURNER MID-CAP GROWTH PORTFOLIO                --------- -------------- -------------- ---------- ---------- -------------

         Class A
         12/31/2005                                    $11.23     $(0.04)(a)     $ 1.35 (a)    $  1.31    $    --      $(0.41)
         05/01/2004 to 12/31/2004 (f)                   10.00      (0.03)(a)       1.26 (a)       1.23         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         12/31/2005                                     11.22      (0.07)(a)       1.35 (a)       1.28         --       (0.41)
         05/01/2004 to 12/31/2004 (f)                   10.00      (0.05)(a)       1.27 (a)       1.22         --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
       VAN KAMPEN COMSTOCK PORTFOLIO                  --------- -------------- -------------- ---------- ---------- -------------

         Class A
         05/01/2005 to 12/31/2005 (g)                  $10.00     $ 0.14 (a)     $ 0.45 (a)    $  0.59    $(0.11)      $(0.08)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

         Class B
         05/01/2005 to 12/31/2005 (g)                   10.00       0.12 (a)       0.46 (a)       0.58     (0.11)       (0.08)
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--02/12/2001.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2002.
(f) Commencement of operations--05/01/2004.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.04)     $16.61        15.82%      $476.8        0.81%         N/A          0.81%         0.94%         19.6%
    (0.36)      14.38         26.81       206.3         0.87         N/A            N/A          1.12          11.3
    (0.11)      11.62         41.52         6.2         0.93         N/A        0.92(h)          0.54          14.6
    (0.03)       8.29    (16.78)(d)         4.2        0.95*         N/A          2.07*         0.75*           8.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.04)      16.55         15.48       442.4         1.05         N/A           1.05          0.64          19.6
    (0.32)      14.37         26.50       435.5         1.07         N/A            N/A          0.46          11.3
    (0.10)      11.61         41.41       307.9         1.18         N/A        1.13(h)          0.49          14.6
    (0.03)       8.28       (16.90)        33.4        1.20*         N/A          1.69*         0.80*           8.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.18)     $ 8.49        14.87%      $258.6        0.80%         N/A          0.81%       (0.08)%         23.0%
        --       7.55         18.15       145.7         0.90         N/A        0.83(h)        (0.41)          51.7
        --       6.39         37.12        34.8         0.91       0.83%        0.92(h)        (0.37)          56.5
    (0.03)       4.66       (44.00)        16.0         0.80        0.73           1.10        (0.34)         157.2
        --       8.37       (14.24)        13.5        0.80*        N/A*          2.35*       (0.35)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.18)       8.38         14.63       422.6         1.05         N/A           1.06        (0.34)          23.0
        --       7.47         17.82       345.0         1.16         N/A        1.07(h)        (0.69)          51.7
        --       6.34         36.64       307.7         1.18        1.12        1.16(h)        (0.64)          56.5
    (0.03)       4.64       (44.04)        62.6         1.05        0.96           1.41        (0.54)         157.2
        --       8.34       (16.60)        23.4        1.05*        N/A*          2.60*       (0.53)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.18)       8.42         14.70        25.4         0.95         N/A           0.96        (0.24)          23.0
        --       7.50         17.92        21.5         1.05         N/A        0.97(h)        (0.57)          51.7
        --       6.36         36.77        10.8         1.08       1.01%        1.06(h)        (0.54)          56.5
    (0.03)       4.65       (44.05)         2.1         0.95        0.84           1.34        (0.38)         157.2
        --       8.36         12.67          --        0.95*        N/A*          2.49*       (0.70)*          86.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.41)     $12.13        11.61%      $168.7        0.85%         N/A          0.85%       (0.30)%        156.4%
        --      11.23         12.30        76.5        0.91*         N/A          0.91*       (0.42)*         101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.41)      12.09         11.36        56.9         1.10         N/A           1.10        (0.58)         156.4
        --      11.22         12.20        79.7        1.10*         N/A          1.10*       (0.72)*         101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $(0.19)     $10.40         5.93%      $880.4       0.68%*         N/A         0.68%*        2.02%*         75.7%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

    (0.19)      10.39          5.75        58.8        0.93*         N/A          0.93*         1.71*          75.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-nine portfolios, thirteen of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Janus Aggressive Growth Portfolio, Harris Oakmark International Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. As of December 31, 2005, the Portfolios included in the Trust are as follows: Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio (commenced operations 10/1/2005), Cyclical Growth and Income ETF Portfolio (commenced operations 10/1/2005), Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio (formerly Met/AIM Mid Cap Core Equity Portfolio), Legg Mason Value Equity Portfolio (commenced operations 11/1/2005), Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (commenced operations 5/1/2005). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, Travelers Life and Annuity Company, and Travelers Insurance Company.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio and Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Small Cap Growth Portfolio, Lazard Mid Cap Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:


                                 Expiring   Expiring    Expiring    Expiring   Expiring   Expiring   Expiring
Portfolio              Total    12/31/2007 12/31/2008  12/31/2009  12/31/2010 12/31/2011 12/31/2012 12/31/2013
---------           ----------- ---------- ----------- ----------- ---------- ---------- ---------- ----------

Janus Aggressive
  Growth Portfolio* $ 4,200,644 $       -- $        -- $ 3,018,263 $1,182,381 $       --    $--        $--

Lord Abbett Bond
  Debenture
  Portfolio**        14,747,966  7,709,423   4,311,256          --  2,727,287         --     --         --

Lord Abbett Growth
  and Income
  Portfolio***       51,459,419         --  13,596,178  28,690,142  9,173,099         --     --         --

Lord Abbett Growth
  Opportunities
  Portfolio****      11,576,401         --       3,616   1,332,584  4,499,968  5,740,233     --         --

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

                                Expiring   Expiring    Expiring    Expiring   Expiring   Expiring   Expiring
Portfolio             Total    12/31/2007 12/31/2008  12/31/2009  12/31/2010 12/31/2011 12/31/2012 12/31/2013
---------          ----------- ---------- ----------- ----------- ---------- ---------- ---------- -----------

MFS Research
  International
  Portfolio*****   $32,093,343    $--     $14,021,535 $11,694,451 $6,377,357    $--        $--     $        --

Oppenheimer
  Capital
  Appreciation
  Portfolio******      967,934     --              --          --    967,934     --         --              --

PIMCO Total Return
  Portfolio         10,972,894     --              --          --         --     --         --      10,972,894

RCM Global
  Technology
  Portfolio          7,390,624     --              --          --         --     --         --       7,390,624

*Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483.
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Small Cap Growth, Janus Aggressive Growth, Lazard Mid Cap, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.


The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and RCM Global Technology Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

Q. OPTIONS - Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

R. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $540,588,819 for the PIMCO Total Return Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC (the "Manager") which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Trustees of the Trust and has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Gallatin Asset Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lazard Asset Management LLC, Legg Mason Capital Management, Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management, Inc., Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Co. LLC (PIMCO), Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC., T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Effective December 19th, 2005, the Manager terminated AIM Capital Management, Inc. as Adviser to the Met/AIM Mid Cap Core Equity Portfolio. On December 19, 2005, Lazard Asset Management LLC became the adviser to the Lazard Mid Cap Portfolio (formerly known as Met/AIM Mid Cap Core Equity Portfolio).

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                           For the year ended
Portfolio                                  December 31, 2005  % per annum     Average Daily Assets
---------                                  ------------------ ----------- ----------------------------

Met/AIM Small Cap Growth Portfolio             $4,065,172         0.90%   First $500 million

                                                                  0.85%   Over $500 million

Cyclical Growth ETF Portfolio**                     8,086         0.45%   All

Cyclical Growth and Income ETF Portfolio**          5,000         0.45%   All

Goldman Sachs Mid-Cap Value Portfolio           2,377,124         0.75%   First $200 Million

                                                                  0.70%   Over $200 Million

Harris Oakmark International Portfolio          8,535,923         0.85%   First $100 million

                                                                  0.80%   $100 million to $1 billion

                                                                  0.75%   Over $1 billion

Janus Aggressive Growth Portfolio              $4,470,882         0.75%   First $25 million

                                                                  0.70%   $25 million to $250 million

                                                                  0.65%   $250 million to $1 billion

                                                                  0.55%   Over $1 billion

Lazard Mid Cap Portfolio                        2,171,692         0.70%   First $500 Million

                                                                 0.675%   $500 million to $1 billion

                                                                  0.60%   Over $1 billion

Legg Mason Value Equity Portfolio***                5,322         0.70%   All

Lord Abbett America's Value Portfolio             350,909         0.65%   First $500 Million

                                                                  0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio            7,382,524         0.60%   First $250 Million

                                                                  0.55%   $250 Million to $500 Million

                                                                  0.50%   $500 Million to $1 Billion

                                                                  0.45%   Over $1 Billion

Lord Abbett Growth and Income Portfolio        15,579,274         0.60%   First $800 Million

                                                                  0.55%   $800 Million to $1.5 Billion

                                                                  0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio        424,159         0.70%   First $200 Million

                                                                  0.65%   $200 Million to $500 Million

                                                                 0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio             2,176,402         0.70%   First $200 Million

                                                                  0.65%   $200 Million to $500 Million

                                                                 0.625%   Over $500 Million

MetLife Aggressive Strategy Portfolio             510,587         0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                            Management Fees
                                           earned by Manager
                                           For the year ended
Portfolio                                  December 31, 2005  % per annum     Average Daily Assets
---------                                  ------------------ ----------- ----------------------------

MetLife Balanced Strategy Portfolio            1,366,679          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Defensive Strategy Portfolio             274,780          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Growth Strategy Portfolio              1,264,098          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MetLife Moderate Strategy Portfolio             $822,266          0.10%   First $500 million

                                                                 0.075%   $500 million to $1 billion

                                                                  0.05%   Over $1 billion

MFS Research International Portfolio           6,477,000          0.80%   First $200 Million

                                                                  0.75%   $200 Million to $500 Million

                                                                  0.70%   $500 Million to $1 Billion

                                                                  0.65%   Over $1 Billion

Neuberger Berman Real Estate Portfolio         2,760,936          0.70%   First $200 Million

                                                                  0.65%   $200 Million to $750 Million

                                                                  0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio     5,967,811          0.65%   First $150 Million

                                                                 0.625%   $150 Million to $300 Million

                                                                  0.60%   $300 Million to $500 Million

                                                                  0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio       4,472,486          0.50%   All

PIMCO Total Return Portfolio                   9,764,321          0.50%   All

Met/Putnam Capital Opportunities Portfolio       393,889          0.85%   First $200 Million

                                                                          Over $200 Million

RCM Global Technology Portfolio                1,874,614          0.90%   First $500 million

                                                                  0.85%   Over $500 million

Third Avenue Small Cap Value Portfolio         5,688,594          0.75%   First $1 billion

                                                                  0.70%   Over $1 billion

T. Rowe Price Mid-Cap Growth Portfolio         4,367,844          0.75%   All

Turner Mid-Cap Growth Portfolio                1,478,543          0.80%   First $300 Million

                                                                  0.70%   Over $300 Million

Van Kampen Comstock Portfolio*                 3,209,721          0.65%   First $500 million

                                                                  0.60%   $500 million to $1 billion

                                                                 0.525%   Over $1 billion

*For the period from 5/1/2005 (Commencement of operations) through 12/31/2005. **For the period from 10/1/2005 (Commencement of operations) through 12/31/2005. ***For the period from 11/1/2005 (Commencement of operations) through 12/31/2005.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2006 (excluding the Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                                Expenses Deferred in
-                                                                    -------------------------------------------
                                             Maximum Expense Ratio     2001     2002     2003    2004     2005
-                                            under current Expense   -------- -------- -------- ------- --------
                                             Limitation Agreement      Subject to repayment until December 31,
-                                          ------------------------  -------------------------------------------
Portfolio                                  Class A  Class B Class E    2006     2007     2008    2009     2010
---------                                  -------  ------- -------  -------- -------- -------- ------- --------

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%  $     -- $     -- $     -- $    -- $     --

Cyclical Growth ETF Portfolio                0.80%*   1.05%   0.95%*      N/A      N/A      N/A     N/A   32,115

Goldman Sachs Mid-Cap Value Portfolio        0.95%    1.20%   1.10%*      N/A      N/A      N/A     876       --

Cyclical Growth and Income ETF Portfolio     0.80%*   1.05%   0.95%*      N/A      N/A      N/A     N/A   32,599

Harris Oakmark International Portfolio       1.10%    1.35%   1.25%        --       --       --      --       --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%        --       --       --      --       --

Lazard Mid Cap Portfolio                     0.80%    1.05%   0.95%        --       --       --      --       --

Legg Mason Value Equity Portfolio            0.80%    1.05%   0.95%*      N/A      N/A      N/A     N/A   47,680

Lord Abbett America's Value Portfolio        0.85%*   1.10%   1.00%*       --       --   76,985  98,677   40,862

Lord Abbett Developing Growth Portfolio**      N/A      N/A     N/A    84,349  119,049   54,030      --       --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%*  175,679  124,154  102,238  29,476   33,406

MetLife Aggressive Strategy Portfolio        0.10%    0.35%   0.25%*       --       --       --  32,989  122,410

MetLife Balanced Strategy Portfolio          0.10%    0.35%   0.25%*       --       --       --  32,988   47,538

MetLife Defensive Strategy Portfolio         0.10%    0.35%   0.25%*       --       --       --  32,988  130,573

MetLife Growth Strategy Portfolio            0.10%    0.35%   0.25%*       --       --       --  32,988   47,117

MetLife Moderate Strategy Portfolio          0.10%    0.35%   0.25%*       --       --       --  32,988   45,545

MFS Research International Portfolio         1.00%    1.25%   1.15%        --       --       --      --       --

Neuberger Berman Real Estate Portfolio       0.90%    1.15%   1.05%       N/A      N/A      N/A      --       --

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%        --       --       --      --       --

PIMCO Inflation Protected Bond Portfolio     0.65%    0.90%   0.80%*       --       --       --      --       --

RCM Global Technology Portfolio              1.10%    1.35%   1.25%        --   31,885   75,381      --      793

Third Avenue Small Cap Value Portfolio       0.95%    1.20%   1.10%*       --       --       --      --       --

T. Rowe Price Mid-Cap Growth Portfolio       0.90%    1.15%   1.05%        --       --       --      --       --

Turner Mid-Cap Growth Portfolio              0.95%    1.20%   1.10%*      N/A      N/A      N/A     N/A      N/A

Van Kampen Comstock Portfolio                0.80%    1.05%   0.95%*      N/A      N/A      N/A     N/A       --

*Class not offered December 31, 2005.
**Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2005:


              Met/AIM Small Cap Growth Portfolio         $186,470

              Janus Aggressive Growth Portfolio            55,811

              MFS Research International Portfolio        465,232

              Oppenheimer Capital Appreciation Portfolio  527,389

              PIMCO Total Return Portfolio                232,938

              RCM Global Technology Portfolio             295,597

              T. Rowe Price Mid-Cap Growth Portfolio        2,646

Certain Portfolios' (detailed below) maximum expense ratios changed as follows:

                                                  Maximum Expense Ratio
                                                   under prior Expense
                                                  Limitation Agreement
        -                                        ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Harris Oakmark International Portfolio *  1.20%   1.45%   1.35%

        Lazard Mid Cap Portfolio **               0.90%   1.15%   1.05%

        Lord Abbett Bond Debenture Portfolio *    0.75%   1.00%   0.90%

        MFS Research International Portfolio *    1.10%   1.35%   1.25%

* Effective May 1, 2005.
** Effective December 19, 2005.

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. (MSF) in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvise three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period February 17, 2005 through December 31, 2005 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended December 31, 2005 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2005 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $  7,338

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.   277,709

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       128,762

At or during the year ended December 31, 2005 the Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers, respectively:

                                                                                                            Income earned
                                                           Shares                                           from affiliate
                                                          purchased        Shares sold                        during the
                                   Number of shares      during the        during the         Number of       year ended
                                 held at December 31,    year ended        year ended      shares held at    December 31,
Security Description                     2004         December 31, 2005 December 31, 2005 December 31, 2005      2005
--------------------             -------------------- ----------------- ----------------- ----------------- --------------

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                                   --             787,839            20,939          766,900        $  4,598

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                                   --             303,488            29,228          274,260           1,586

T. Rowe Price Government Reserve
  Investment Fund                     22,748,964         116,281,336       110,633,713       28,396,587         900,517

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                               SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                               IN CONNECTION    THROUGH                    (DECREASE)
                                         BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                         SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
MET/AIM SMALL CAP GROWTH PORTFOLIO       ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                              7,206,041  9,318,126        --           318,628     (1,079,769)   8,556,985
  12/31/2004                                517,669  6,898,904        --                --       (210,532)   6,688,372
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                             24,313,464  5,041,116        --           451,604     (7,821,656) (2,328,936)
  12/31/2004                             17,244,856 20,169,512        --                --    (13,100,904)   7,068,608
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  12/31/2005                                969,101    191,273        --            20,190       (193,489)      17,974
  12/31/2004                                719,424    493,797        --                --       (244,120)     249,677
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH ETF PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  10/1/2005-12/31/2005                           --    711,040        --             3,849           (628)     714,261
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------
  10/1/2005-12/31/2005                           --  1,136,622        --             6,974         (3,607)   1,139,989
-----------------------                  ---------- ---------- ---------------- ------------- ------------ ------------


                                         ENDING
                                         SHARES
MET/AIM SMALL CAP GROWTH PORTFOLIO       ----------

  Class A
  12/31/2005                             15,763,026
  12/31/2004                              7,206,041
-----------------------                  ----------

  Class B
  12/31/2005                             21,984,528
  12/31/2004                             24,313,464
-----------------------                  ----------

  Class E
  12/31/2005                                987,075
  12/31/2004                                969,101
-----------------------                  ----------
CYCLICAL GROWTH ETF PORTFOLIO            ----------

  Class B
  10/1/2005-12/31/2005                      714,261
-----------------------                  ----------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ----------
  10/1/2005-12/31/2005                    1,139,989
-----------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           10,554,698 12,309,450        --          1,551,706    (1,691,024)   12,170,132 22,724,830
  5/1/2004-12/31/2004                          -- 10,477,933        --            131,272       (54,507)   10,554,698 10,554,698
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            8,699,886  4,393,362        --            727,284    (2,894,771)    2,225,875 10,925,761
  5/1/2004-12/31/2004                          -- 14,620,067        --             99,510    (6,019,691)    8,699,886  8,699,886
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           19,247,995 22,180,382        --            504,258    (2,218,502)   20,466,138 39,714,133
  12/31/2004                              702,614 18,925,313        --              4,691      (384,623)   18,545,381 19,247,995
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           33,908,093  8,945,792        --            402,560    (8,841,447)      506,905 34,414,998
  12/31/2004                           24,326,339 29,229,329        --                 --   (19,647,575)    9,581,754 33,908,093
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            5,280,761  3,290,342        --             99,827      (594,154)    2,796,015  8,076,776
  12/31/2004                            1,994,880  3,695,709        --                555      (410,383)    3,285,881  5,280,761
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           32,777,040 29,532,870        --             59,322    (4,843,436)   24,748,756 57,525,796
  12/31/2004                            2,830,143 31,455,247        --                 --    (1,508,350)   29,946,897 32,777,040
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           44,776,722  1,654,374        --             33,793   (14,170,992) (12,482,825) 32,293,897
  12/31/2004                           36,151,783 36,455,040        --                 --   (27,830,101)    8,624,939 44,776,722
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                              726,039    262,941        --                771      (250,237)       13,475    739,514
  12/31/2004                              582,085    321,840        --                 --      (177,886)      143,954    726,039
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LAZARD MID CAP PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            4,158,223  4,663,341        --            704,697    (3,004,376)    2,363,662  6,521,885
  12/31/2004                              362,141  3,992,888        --                 --      (196,806)    3,796,082  4,158,223
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           15,011,334  1,247,845        --          1,580,165    (3,075,053)    (247,043) 14,764,291
  12/31/2004                           17,228,218  8,039,390        --                 --   (10,256,274)  (2,216,884) 15,011,334
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            2,166,035    348,115        --            258,881      (374,377)      232,619  2,398,654
  12/31/2004                            1,605,958    897,130        --                 --      (337,053)      560,077  2,166,035
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LEGG MASON VALUE EQUITY PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  11/1/2005-12/31/2005                         --    299,000        --                 --             --      299,000    299,000
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  11/1/2005-12/31/2005                         --    458,482        --                 --        (1,080)      457,402    457,402
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            2,620,775  2,550,025        --              9,116       (49,159)    2,509,982  5,130,757
  12/31/2004                              760,468  2,077,534        --             66,300      (283,527)    1,860,307  2,620,775
----------------------                 ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                      BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                      SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
LORD ABBETT BOND DEBENTURE PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                           41,181,242  33,692,711        --          3,127,394    (8,244,039)  28,576,066
  12/31/2004                           19,483,208  23,884,643        --          1,305,868    (3,492,477)  21,698,034
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           61,868,653   9,905,225        --          2,439,702   (16,430,933) (4,086,006)
  12/31/2004                           63,346,723  30,550,825        --          1,977,653   (34,006,548) (1,478,070)
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class E
  12/31/2005                            2,796,287     289,293        --            126,580      (334,656)      81,217
  12/31/2004                            1,902,823   1,047,602        --             90,207      (244,345)     893,464
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                           68,058,169  21,981,952        --          2,172,945   (20,233,843)   3,921,054
  12/31/2004                           47,841,392  27,835,340        --            303,598    (7,922,161)  20,216,777
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           47,020,506   1,537,759        --          1,133,970    (8,472,225) (5,800,496)
  12/31/2004                           44,508,255  21,296,132        --            160,004   (18,943,885)   2,512,251
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                            2,545,370      24,815        --            142,298      (603,346)   (436,233)
  12/31/2004                            2,991,030     195,015        --                 --      (640,675)   (445,660)
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                            3,491,140     494,797        --            276,307      (192,453)     578,651
  12/31/2004                            3,011,260     646,479        --                 --      (166,599)     479,880
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT MID-CAP VALUE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  12/31/2005                            5,780,050      80,342        --            207,856    (1,025,167)   (736,969)
  12/31/2004                            5,097,742   1,352,525        --            150,591      (820,808)     682,308
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                            8,340,102   1,630,859        --            410,617      (103,873)   1,937,603
  12/31/2004                            5,648,894   2,524,233        --            210,422       (43,447)   2,691,208
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --       6,842        --                 82           (98)       6,826
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           28,480,086  29,366,390        --            573,421    (1,758,405)  28,181,406
  11/04/2004-12/31/2004                        --  28,465,808        --             63,655       (49,377)  28,480,086
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE BALANCED STRATEGY PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --      15,333        --                171          (787)      14,717
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                          151,485,878 173,298,079        --          3,632,222    (5,134,161) 171,796,140
  11/04/2004-12/31/2004                        -- 150,101,547        --          1,506,709      (122,378) 151,485,878
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/02/2005-12/31/05                          --       1,018        --                 13             --       1,031
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  12/31/2005                           13,044,161  26,564,853        --            352,025    (5,345,410)  21,571,468
  11/04/2004-12/31/2004                        --  12,821,112        --            225,366        (2,317)  13,044,161
---------------------                 ----------- ----------- ---------------- ------------- ------------ ------------


                                      ENDING
                                      SHARES
LORD ABBETT BOND DEBENTURE PORTFOLIO  -----------

  Class A
  12/31/2005                           69,757,308
  12/31/2004                           41,181,242
---------------------                 -----------

  Class B
  12/31/2005                           57,782,647
  12/31/2004                           61,868,653
---------------------                 -----------

  Class E
  12/31/2005                            2,877,504
  12/31/2004                            2,796,287
---------------------                 -----------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            -----------

  Class A
  12/31/2005                           71,979,223
  12/31/2004                           68,058,169
---------------------                 -----------

  Class B
  12/31/2005                           41,220,010
  12/31/2004                           47,020,506
---------------------                 -----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            -----------

  Class A
  12/31/2005                            2,109,137
  12/31/2004                            2,545,370
---------------------                 -----------

  Class B
  12/31/2005                            4,069,791
  12/31/2004                            3,491,140
---------------------                 -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO   -----------

  Class A
  12/31/2005                            5,043,081
  12/31/2004                            5,780,050
---------------------                 -----------

  Class B
  12/31/2005                           10,277,705
  12/31/2004                            8,340,102
---------------------                 -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO -----------

  Class A
  05/02/2005-12/31/05                       6,826
---------------------                 -----------

  Class B
  12/31/2005                           56,661,492
  11/04/2004-12/31/2004                28,480,086
---------------------                 -----------
METLIFE BALANCED STRATEGY PORTFOLIO   -----------

  Class A
  05/02/2005-12/31/05                      14,717
---------------------                 -----------

  Class B
  12/31/2005                          323,282,018
  11/04/2004-12/31/2004               151,485,878
---------------------                 -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  -----------

  Class A
  05/02/2005-12/31/05                       1,031
---------------------                 -----------

  Class B
  12/31/2005                           34,615,629
  11/04/2004-12/31/2004                13,044,161
---------------------                 -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                     BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                     SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
METLIFE GROWTH STRATEGY PORTFOLIO    ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  05/02/2005-12/31/05                         --     105,569            --          1,332        (1,005)      105,896     105,896
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                         130,653,075 150,523,698            --      3,010,749    (2,830,699)  150,703,748 281,356,823
  11/04/2004-12/31/2004                       -- 129,839,642            --        819,165        (5,732)  130,653,075 130,653,075
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE MODERATE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                                  --      27,753            --            387          (314)       27,826      27,826
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          49,482,297  67,142,226            --      1,317,528    (7,242,391)   61,217,363 110,699,660
  11/04/2004-12/31/2004                       --  48,823,787            --        665,692        (7,182)   49,482,297  49,482,297
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          25,930,201  24,599,796            --      2,398,974    (4,917,233)   22,081,537  48,011,738
  12/31/2004                           6,859,905  20,475,790            --         52,999    (1,458,493)   19,070,296  25,930,201
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          33,915,867   7,107,344            --      1,659,065    (8,400,828)      365,581  34,281,448
  12/31/2004                          18,995,260  29,379,626            --         73,339   (14,532,358)   14,920,607  33,915,867
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  12/31/2005                             962,210     401,752            --         54,446      (295,368)      160,830   1,123,040
  12/31/2004                             702,510     804,394            --          2,025      (546,719)      259,700     962,210
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
NEUBERGER BERMAN REAL ESTATE
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                           6,180,529  10,149,014            --         16,938    (1,916,460)    8,249,492  14,430,021
  05/01/2004-12/31/2004                       --   6,202,972            --        229,704      (252,147)    6,180,529   6,180,529
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          13,408,224  13,985,956            --         26,406    (5,000,959)    9,011,403  22,419,627
  05/01/2004-12/31/2004                       --  19,251,263            --        507,914    (6,350,953)   13,408,224  13,408,224
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  12/31/2005                           1,677,013   2,334,247            --          4,307      (381,130)    1,957,424   3,634,437
  05/01/2004-12/31/2004                       --   1,661,039            --         65,201       (49,227)    1,677,013   1,677,013
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          35,659,977  42,967,970            --        759,477    (2,942,859)   40,784,588  76,444,565
  12/31/2004                              28,096  33,645,202     2,272,486        119,955      (405,762)   35,631,881  35,659,977
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          76,391,037   2,697,349            --        547,065   (21,429,063) (18,184,649)  58,206,388
  12/31/2004                          66,468,580  40,170,162    11,866,269      5,705,981   (47,819,955)    9,922,457  76,391,037
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class E
  05/02/2005-12/31/2005                       --     114,497            --            979       (16,764)       98,712      98,712
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class A
  12/31/2005                          31,146,895  39,363,474            --         87,500   (16,270,554)   23,180,420  54,327,315
  12/31/2004                             111,760  29,513,272            --      1,635,260      (113,397)   31,035,135  31,146,895
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

  Class B
  12/31/2005                          47,232,343   3,834,637            --         58,103   (15,290,536) (11,397,796)  35,834,547
  12/31/2004                          35,579,307  35,672,691            --      2,529,164   (26,548,819)   11,653,036  47,232,343
--------------------                 ----------- ----------- ---------------- ------------- ------------ ------------ -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
PIMCO TOTAL RETURN PORTFOLIO           ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           50,716,821 37,640,166           --         540,336   (10,247,604)  27,932,898  78,649,719
  12/31/2004                           16,754,205 26,229,737    8,766,781       1,303,224    (2,337,126)  33,962,616  50,716,821
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           90,890,100 16,348,438           --         619,105   (11,522,030)   5,445,513  96,335,613
  12/31/2004                           77,453,916 28,722,299    6,618,814       6,382,604   (28,287,533)  13,436,184  90,890,100
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                           12,928,080  1,078,342           --          81,565    (1,378,339)   (218,432)  12,709,648
  12/31/2004                           10,321,229  3,422,332           --         889,231    (1,704,712)   2,606,851  12,928,080
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            3,318,870     12,856           --           7,325      (790,424)   (770,243)   2,548,627
  12/31/2004                            4,199,765     31,588           --              --      (912,483)   (880,895)   3,318,870
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                              287,234     78,311           --             468       (21,461)      57,318     344,552
  12/31/2004                              251,419     67,860           --              --       (32,045)      35,815     287,234
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
RCM GLOBAL TECHNOLOGY PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           17,702,019 12,116,816           --         169,242    (4,692,740)   7,593,318  25,295,337
  12/31/2004                            9,777,927 13,372,160           --          13,041    (5,461,109)   7,924,092  17,702,019
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           21,893,383  2,740,791           --         116,427    (7,638,578) (4,781,360)  17,112,023
  12/31/2004                           13,511,798 18,445,567           --          16,957   (10,080,939)   8,381,585  21,893,383
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            4,427,013    685,211           --          24,762    (1,469,074)   (759,101)   3,667,912
  12/31/2004                            3,233,733  2,169,075           --           3,362      (979,157)   1,193,280   4,427,013
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           14,349,821 16,820,978           --          76,237    (2,536,831)  14,360,384  28,710,205
  12/31/2004                              530,380 13,973,464           --         329,460      (483,483)  13,819,441  14,349,821
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           30,307,113  3,324,466           --          70,874    (6,976,975) (3,581,635)  26,725,478
  12/31/2004                           26,528,195 17,295,098           --         667,401   (14,183,581)   3,778,918  30,307,113
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                           19,294,635 13,534,776           --         639,577    (3,011,225)  11,163,128  30,457,763
  12/31/2004                            5,451,817 15,971,697           --              --    (2,128,879)  13,842,818  19,294,635
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                           46,163,851  8,706,109           --       1,073,973    (5,506,781)   4,273,301  50,437,152
  12/31/2004                           48,525,129 25,248,670           --              --   (27,609,948) (2,361,278)  46,163,851
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2005                            2,861,385    571,278           --          63,741      (481,626)     153,393   3,014,778
  12/31/2004                            1,701,812  1,455,676           --              --      (296,103)   1,159,573   2,861,385
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2005                            6,810,572  7,787,424           --         446,670    (1,139,592)   7,094,502  13,905,074
  05/01/2004-12/31/2004                        --  6,810,578           --              --            (6)   6,810,572   6,810,572
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2005                            7,104,659    480,960           --         152,161    (3,033,019) (2,399,898)   4,704,761
  05/01/2004-12/31/2004                        -- 13,360,733           --              --    (6,256,074)   7,104,659   7,104,659
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                   SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                   IN CONNECTION    THROUGH                   (DECREASE)
                              BEGINNING SHARES     WITH ACQUISITION DIVIDEND      SHARES      IN SHARES    ENDING
                              SHARES    SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
VAN KAMPEN COMSTOCK PORTFOLIO --------- ---------- ---------------- ------------- ----------- ------------ ----------

  Class A
  05/02/2005-12/31/2005          --     84,287,490        --          1,539,477   (1,170,781)  84,656,186  84,656,186
--------------------------    --------- ---------- ---------------- ------------- ----------- ------------ ----------

  Class B
  05/02/2005-12/31/2005          --      5,622,869        --             97,374      (64,707)   5,655,536   5,655,536
--------------------------    --------- ---------- ---------------- ------------- ----------- ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio         $            --   330,513,141  $            --   336,569,684

Cyclical Growth ETF Portfolio                           --    11,013,731               --       479,400

Cyclical Growth and Income ETF Portfolio                --     7,028,630               --       173,637

Goldman Sachs Mid-Cap Value Portfolio                   --   315,354,249               --   161,177,833

Harris Oakmark International Portfolio                  --   472,688,213               --   115,204,594

Janus Aggressive Growth Portfolio                       --   856,262,862               --   770,137,626

Lazard Mid Cap Portfolio                                --   507,223,111               --   498,124,821

Legg Mason Value Equity Portfolio                       --     8,092,466               --       522,569

Lord Abbett America's Value Portfolio            9,368,153    42,675,430        4,430,177     7,895,147

Lord Abbett Bond Debenture Portfolio           351,540,508   595,940,832      151,372,875   412,774,950

Lord Abbett Growth and Income Portfolio                 -- 1,614,020,381               -- 1,347,244,185

Lord Abbett Growth Opportunities Portfolio              --    60,516,938               --    63,442,024

Lord Abbett Mid-Cap Value Portfolio                     --    96,027,834               --    81,378,814

MetLife Aggressive Strategy Portfolio                   --   400,968,223               --    95,207,800

MetLife Balanced Strategy Portfolio                     -- 2,274,561,152               --   471,882,990

MetLife Defensive Strategy Portfolio                    --   315,065,494               --    98,289,710

MetLife Growth Strategy Portfolio                       -- 1,931,614,922               --   362,674,139

MetLife Moderate Strategy Portfolio                     --   837,017,860               --   210,828,049

MFS Research International Portfolio                    --   941,426,878               --   723,750,916

Neuberger Berman Real Estate Portfolio                  --   654,492,447               --   457,269,302

Oppenheimer Capital Appreciation Portfolio              --   863,666,979               --   710,793,433

PIMCO Inflation Protected Bond Portfolio    13,936,237,040   200,530,972   13,718,271,842    42,983,622

PIMCO Total Return Portfolio                 7,788,276,704   911,269,437    6,875,967,203   207,803,211

Met/Putnam Capital Opportunities Portfolio              --    40,869,474               --    49,711,289

RCM Global Technology Portfolio                         --   562,702,932               --   561,593,809

Third Avenue Small Cap Value Portfolio                  --   258,920,324               --   116,781,499

T. Rowe Price Mid-Cap Growth Portfolio                  --   128,527,430               --   151,291,084

Turner Mid-Cap Growth Portfolio                         --   319,935,702               --   281,033,575

Van Kampen Comstock Portfolio                           --   810,954,630               --   541,041,970

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross         Gross      Net Unrealized
                                             Income Tax    Unrealized    Unrealized   Appreciation/
Portfolio                                       Cost      Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------

Met/AIM Small Cap Growth Portfolio         $  595,064,110 $ 80,354,303 $ (16,388,450)  $ 63,965,853

Cyclical Growth ETF Portfolio                  11,307,368      177,406       (23,090)       154,316

Cyclical Growth and Income ETF Portfolio        7,131,916       52,880       (30,791)        22,089

Goldman Sachs Mid-Cap Value                   384,966,044   42,633,120    (5,277,132)    37,355,988

Harris Oakmark International Portfolio      1,267,241,932  235,982,851    (7,642,064)   228,340,787

Janus Aggressive Growth Portfolio             750,484,814  131,210,396   (10,015,749)   121,194,647

Lazard Mid Cap Portfolio                      319,713,881    8,438,811    (2,994,928)     5,443,883

Legg Mason Value Equity Portfolio               8,563,845      208,256       (53,280)       154,976

Lord Abbett America's Value Portfolio          69,030,919   54,102,540   (50,730,674)     3,371,866

Lord Abbett Bond Debenture Portfolio        1,908,294,441   38,894,402   (47,716,748)    (8,822,346)

Lord Abbett Growth and Income Portfolio     3,060,180,088  386,429,212   (78,163,649)   308,265,563

Lord Abbett Growth Opportunities Portfolio     67,897,375    8,552,203    (1,043,237)     7,508,966

Lord Abbett Mid-Cap Value Portfolio           342,192,326   72,584,004    (9,785,703)    62,798,301

MetLife Aggressive Strategy Portfolio         606,428,989   55,575,320            --     55,575,320

MetLife Balanced Strategy Portfolio         3,358,527,770  184,927,640   (12,576,515)   172,351,125

MetLife Defensive Strategy Portfolio          348,499,691    8,906,881    (1,225,236)     7,681,645

MetLife Growth Strategy Portfolio           2,992,969,198  221,012,528    (5,711,115)   215,301,413

MetLife Moderate Strategy Portfolio         1,129,795,077   45,501,251    (4,575,914)    40,925,337

MFS Research International Portfolio        1,119,584,588  136,905,870    (7,183,154)   129,722,716

Neuberger Berman Real Estate Portfolio        521,121,850   59,796,134    (1,637,754)    58,158,380

Oppenheimer Capital Appreciation Portfolio  1,115,025,378  212,386,434  (107,507,111)   104,879,323

PIMCO Inflation Protected Bond Portfolio    1,987,024,341    5,247,272   (36,566,018)   (31,318,746)

PIMCO Total Return Portfolio                2,861,447,083   15,186,581   (22,870,999)    (7,684,418)

Met/Putnam Capital Opportunities Portfolio     51,199,021    7,264,795    (2,230,874)     5,033,921

RCM Global Technology Portfolio               240,952,817   35,380,698    (2,599,071)    32,781,627

Third Avenue Small Cap Value Portfolio        915,900,220  211,191,241   (14,718,517)   196,472,724

T. Rowe Price Mid-Cap Growth Portfolio        695,111,030  162,066,809   (12,957,475)   149,109,334

Turner Mid-Cap Growth Portfolio               191,522,049   33,457,988            --     33,457,988

Van Kampen Comstock Portfolio                 940,032,075   34,921,417   (19,850,951)    15,070,466

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

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


6. SECURITY LENDING

As of December 31, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
      -                                          ------------ ------------

      Met/AIM Small Cap Growth Portfolio         $129,382,625 $132,651,947

      Harris Oakmark International Portfolio      143,776,270  151,154,676

      Janus Aggressive Growth Portfolio            84,691,145   86,643,020

      Lord Abbett Bond Debenture Portfolio        324,018,242  330,838,930

      Lord Abbett Growth and Income Portfolio     241,916,918  247,970,090

      Lord Abbett Growth Opportunities Portfolio   10,088,779   10,329,737

      Lord Abbett Mid-Cap Value Portfolio          60,182,317   61,749,302

      MFS Research International Portfolio        161,758,227  169,544,072

      Oppenheimer Capital Appreciation Portfolio   50,784,104   51,990,284

      Met/Putnam Capital Opportunities Portfolio   11,266,964   11,563,449

      RCM Global Technology Portfolio              34,781,247   35,626,920

      Third Avenue Small Cap Value Portfolio      194,819,003  199,839,557

      T. Rowe Price Mid-Cap Growth Portfolio      126,273,271  129,244,931

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                               Number of
                                                           Description                      Expiration Date    Contracts
                                          ---------------------------------------------- --------------------- ---------
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Notes 5 Year Futures             March 2006 - Long         235
                                          Euro Dollar Futures                            June 2006 - Long           43
                                          U.S. Treasury Notes 10 Year Futures            March 2006 - Short      (122)
                                          U.S. Treasury Bond Futures                     March 2006 - Short       (10)
                                          Germany Federal Republic Bond 10 Futures       March 2006 - Short       (73)
PIMCO Total Return Portfolio:             U.S. Treasury Note 10 Year Futures             March 2006 - Long           3
                                          U.S. Treasury Bond Futures                     March 2006 - Long         280
                                          Germany Federal Republic Bonds 10 Year Futures March 2006 - Long         808
                                          Euro Dollar Futures                            March 2006 - Long         798
                                          Euro Dollar Futures                            June 2006 - Long        1,590
                                          Euro Dollar Futures                            December 2006 - Long       74
                                          Euro Dollar Futures                            March 2007 - Long         784
                                          Euro Dollar Futures                            June 2007 - Long           74
                                          Euro Dollar Futures                            September 2007 - Long      74

                                                           Unrealized
                                                         Appreciation/
                                          Notional Value (Depreciation)
                                          -------------- --------------
PIMCO Inflation Protected Bond Portfolio: $  24,990,781    $   50,781
                                             10,229,163        11,825
                                           (13,347,563)      (89,719)
                                            (1,141,875)      (17,500)
                                           (10,532,653)      (51,003)
PIMCO Total Return Portfolio:                   328,219         2,508
                                             31,972,500       494,781
                                             98,446,720       859,469
                                            189,973,875     (418,950)
                                            378,241,125      (82,688)
                                             17,612,925        19,425
                                            186,690,000        16,200
                                             17,624,025        25,900
                                             17,624,025        29,600

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
   Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------

      1/18/2006    9,000,000    CHF       $6,856,932     $7,106,591     (249,659)
                                                                       ---------

                                                                       $(249,659)
                                                                       =========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
   Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------

      1/18/2006    9,000,000    CHF       $6,856,932     $7,558,579      701,647
                                                                        --------

                                                                        $701,647
                                                                        ========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
 Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
 --------------- ------------------- ----------------- ----------- --------------

    1/10/2006    1,000,469,000  JPY     $8,497,720     $8,494,337     $ 3,383

    3/27/2006          298,000  PLN         91,659         92,203     $  (544)

    3/22/2006        2,538,000  RUB         88,077         89,587     $(1,510)

    3/27/2006        2,936,000  SKK         92,219         93,014     $  (795)
                                                                      -------

                                                                      $   534
                                                                      =======

Forward Foreign Currency Contracts to Sell:

                                                                    Net Unrealized
                                          Value at      In Exchange Appreciation/
  Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
  --------------- ------------------- ----------------- ----------- --------------

     1/12/2006       731,000    CAD      $   627,182       614,714      (12,468)

     1/18/2006    11,808,000    EUR       13,996,859    13,858,719     (138,140)

     1/18/2006       200,000    EUR          237,074       237,022          (52)

     1/18/2006       388,000    EUR          459,924       459,823         (101)
                                                                      ---------

                                                                      $(150,761)
                                                                      =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
 Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  (Depreciation)
 --------------- ------------------- ----------------- ----------- --------------

   02/02/2006       52,533,000  CLP        102,156         93,309        8,847

   02/16/2006      253,215,000  CLP        492,241        465,940       26,301

   02/16/2006      232,106,000  CLP        451,206        431,946       19,260

   01/18/2006        9,953,000  EUR     11,797,996     11,797,799          197

   01/12/2006          278,000  GBP        477,758        477,218          540

   03/20/2006       25,915,000  INR        573,364        587,109      (13,745)

   01/10/2006    2,474,514,000  JPY     21,017,869     21,009,504        8,365

   01/10/2006      168,980,000  JPY      1,435,271      1,417,528       17,743

   01/10/2006       27,758,000  JPY        235,769        237,200       (1,431)

   01/26/2006    1,557,500,000  KRW      1,540,176      1,526,213       13,963

   02/24/2006      316,800,000  KRW        313,397        310,527        2,870

   03/21/2006      452,000,000  KRW        447,275        441,406        5,869

   02/28/2006        8,033,000  MXN        750,762        720,319       30,443

   03/23/2006        4,298,000  MXN        400,843        387,311       13,532

   02/22/2006        2,144,000  PEN        625,806        660,200      (34,394)

   03/13/2006        1,331,000  PEN        388,584        405,052      (16,468)

   02/24/2006        1,102,000  PLN        338,903        334,041        4,862

   03/27/2006        1,127,000  PLN        346,643        348,700       (2,057)

   01/31/2006       20,523,000  RUB        713,189        712,110        1,079

   02/13/2006        7,755,000  RUB        269,383        271,581       (2,198)

   03/22/2006       11,710,000  RUB        406,377        413,342       (6,965)

   01/26/2006        1,216,000  SGD        731,774        740,877       (9,103)

   02/24/2006          462,000  SGD        278,307        279,407       (1,100)

   03/20/2006          654,000  SGD        394,315        392,675        1,640

   03/02/2006       20,351,000  SKK        638,611        644,222       (5,611)

   03/27/2006       12,765,000  SKK        400,944        404,403       (3,459)

   02/24/2006        9,010,000  TWD        275,809        283,244       (7,435)

   03/21/2006       12,757,000  TWD        391,375        390,123        1,252
                                                                      --------

                                                                      $ 52,797
                                                                      ========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                         Value at       In Exchange   Appreciation/
Settlement Date Contracts to Deliver December 31, 2005  for U.S. $    (Depreciation)
--------------- -------------------- ----------------- -------------- --------------

   1/18/2006    108,459,000.00  EUR   128,564,136.00   127,295,291.00   (1,268,845)

   1/18/2006     12,248,000.00  EUR    14,518,422.00    14,537,359.00       18,937

   1/18/2006      8,984,000.00  EUR    10,649,371.00    10,627,578.00      (21,793)

   2/28/2006     39,620,000.00  EUR    47,074,222.92    46,868,083.00     (206,140)
                                                                       -----------

                                                                       $(1,477,841)
                                                                       ===========

               CAD - Canadian Dollar     MXP - Mexican Peso
               CHF - Swiss Franc         PEN - Peruvian Nuevo Sol
               CLP - Chilean Peso        PLN - Polish Zloty
               CNY - China Yuan Renminbi RUB - Russian Ruble
               EUR - Euro                SGD - Singapore Dollar
               GBP - British Pound       SKK - Slovakian Koruna
               INR - Indian Rupee        TWD - Taiwan Dollar
               JPY - Japanese Yen
               KRW - South Korean Won

9. OPTIONS

During the year ended December 31, 2005 the following option contracts were written:

                                           Lazard               PIMCO                   PIMCO                     RCM
                                          Mid Cap        Inflation Protected         Total Return          Global Technology
                                         Portfolio          Bond Portfolio            Portfolio                Portfolio
                                    -------------------  -------------------  -------------------------  --------------------
                                    Number of            Number of              Number of                Number of
                                    Contracts  Premium   Contracts  Premium     Contracts     Premium    Contracts   Premium
                                    --------- ---------  --------- ---------  ------------  -----------  --------- ----------
Options outstanding at December 31,
  2004.............................        0  $      --      250   $ 110,391   271,600,508  $ 4,561,605        0   $       --
Options written....................    3,390    258,299    2,488     586,253   272,405,234    3,721,003    6,611    2,144,542
Options bought back................   (3,390)  (258,299)    (646)   (140,968)  (74,002,133)    (945,014)  (1,032)    (944,025)
Options closed and expired.........       --         --   (1,958)   (511,096) (271,603,379)  (5,470,513)    (536)     (46,681)
Options exercised..................       --         --       --          --            --           --     (151)     (45,910)
                                     -------  ---------   ------   ---------  ------------  -----------   ------   ----------
Options outstanding at December 31,
  2005.............................  $    --  $      --      134   $  44,580   198,400,230  $ 1,867,081    4,892   $1,107,926
                                     =======  =========   ======   =========  ============  ===========   ======   ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2005, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

 1,000,000  USD 6/20/2006  Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to           $(12,319)
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,000,000  USD 6/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated          (7,523)
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           3.83% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 1,000,000  USD 6/20/2006  Agreement with Goldman Sachs International dated 5/31/2005 to        (7,663)
                           receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,500,000  USD 6/20/2006  Agreement with Goldman Sachs International dated 6/29/2005 to       (95,885)
                           receive quarterly the notional amount multiplied by 3.10% and to pay par in the event of default of General Motors Corp. 7.125%
                           due 7/15/2013.

 4,500,000  USD 6/21/2006  Agreement with Lehman Brothers dated 12/9/2005 to receive           (14,075)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

40,000,000  USD 6/21/2006  Agreement with Morgan Stanley Capital Services, Inc. dated           95,205
                           12/12/2005 to pay quarterly the notional amount multiplied by the
                           3 month USD-LIBOR-BBR and to receive annually the notional amount multiplied by 5.00%.

   400,000  USD 9/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated         (10,291)
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.80% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

   100,000  USD 9/20/2006  Agreement with Morgan Stanley Capital Services, Inc., dated          (2,643)
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.70% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 2,700,000  USD 9/20/2007  Agreement with Morgan Stanley Capital Services, Inc., dated        (120,489)
                           8/16/2005 to receive quarterly the notional amount multiplied by
                           2.45% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 5,200,000  USD 6/21/2008  Agreement with Goldman Sachs Capital Markets, L.P., dated            12,377
                           12/13/2005 to pay semi-annually the notional amount multiplied by the 6 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5.00%.

 5,100,000  USD 6/21/2011  Agreement with Lehman Brothers dated 12/14/2005 to receive          (23,321)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

 6,200,000  USD 6/21/2013  Agreement with Lehman Brothers dated 1/17/2006 to receive             (31,228)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

   100,000  USD 6/21/2016  Agreement with Morgan Stanley Capital Services, Inc. dated               (313)
                           12/2/2005 to pay quarterly the notional amount multiplied by the
                           3 month USD-LIBOR-BBR and to receive annually the notional amount multiplied by 5.00%.

15,600,000  USD 6/21/2016  Agreement with Bank of America N.A., dated 12/6/2005 to receive       (48,795)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

18,000,000  USD 6/21/2016  Agreement with J.P. Morgan Chase Bank dated 12/15/2005 to             (56,302)
                           receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5.00%.

47,400,000  USD 6/21/2016  Agreement with Goldman Sachs International dated 12/5/2005 to        (148,261)
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

 9,400,000  EUR 6/17/2015  Agreement with Goldman Sachs Capital Markets, L.P. dated             (959,000)
                           8/5/2005 to pay annually the notional amount multiplied by 4.50%
                           and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

22,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay        3,317,932
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP 6/15/2008  Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay          155,556
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                              ----------

                                                                                              $2,042,962
                                                                                              ==========


PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

   800,000  USD 6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated             $1,089
                           6/09/2005 to receive semi-annually the notional amount
                           multiplied by 0.58% and to pay par in the event of default of
                           Russion Federation 5.00% due 3/31/2030.

 1,000,000  USD 6/20/2006  Agreement with J.P. Morgan Chase Bank dated 5/12/2005 to              (11,853)
                           receive quarterly the notional amount multiplied by 2.90% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ --------

1,000,000  USD   6/20/2006 Agreement with Morgan Stanley Capital Services, Inc. dated          (11,853)
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           2.90% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

2,000,000  USD   6/20/2006 Agreement with J.P. Morgan Chase Bank dated 5/11/2005 to            (17,433)
                           receive quarterly the notional amount multiplied by 3.20% and to pay par in the event of default of Ford Motors Credit Co. 7.00%
                           due 10/01/2013.

4,000,000  USD   6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to            (49,275)
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

2,800,000  USD   9/20/2006 Agreement with Lehman Brothers Specials Financing, Inc. dated       (74,977)
                           7/26/2005 to receive quarterly the notional amount multiplied by
                           1.65% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

4,100,000  USD   3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to       11,901
                           receive semi-annually the notional amount multiplied by 0.61%
                           and to pay par in the event of default of Russian Federation 5.00%
                           (step-up) due 3/31/2030.

  600,000  USD   5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive       3,191
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation 2.250% due
                           3/31/2030.

1,800,000  USD   6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive    (268,951)
                           quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp. 7.125% due
                           7/15/2013.

  400,000  USD   9/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated           3,448
                           9/26/2005 to receive semi-annually the notional amount
                           multiplied by 1.20% and to pay par in the event of default of
                           Republic of Columbia 10.375% due 01/28/2033.

  300,000  USD  12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay        (10,052)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (23,514)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due
                           12/15/2012.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (13,181)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,715)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                Description                               Value
---------------  ---------- ------------------------------------------------------------------- ---------

    500,000  USD  9/20/2010 Agreement with Merrill Lynch International dated 7/27/2005 to         (31,389)
                            receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co. 7.00% due
                            10/1/2013.

  2,500,000  USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-           (87,157)
                            annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

  1,000,000  USD 10/20/2010 Agreement with Lehman Brothers dated 9/29/2005 to pay semi-           (27,649)
                            annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

  1,300,000  USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated            (41,537)
                            11/05/2005 to pay semi-annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

  3,300,000  USD 12/20/2010 Agreement with Lehman Brothers dated 10/11/2005 to pay                (33,546)
                            quarterly the notional amount multiplied by 2.00% and to receive par in the event of default of underlying sovereign entities of the
                            Dow Jones CDX.NA.XO.5 Index.

 20,500,000  USD 10/20/2010 Agreement with Bank of America N.A., dated 9/28/2005 to receive      (208,391)
                            quarterly the notional amount multiplied by 2.00% and to pay par in event of default of underlying sovereign entities of the Dow
                            Jones CDX.NA.XO.5 Index.

  4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated           194,377
                            4/14/2005 to receive semi-annually the notional amount
                            multiplied by 2.10% and to pay par in event of default of
                            underlying sovereign entities of the Dow Jones CDX Emerging
                            Markets Index.

 27,700,000  USD  6/21/2011 Agreement with Lehman Brothers dated 12/13/2005 to pay semi-          126,666
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by
                            5.00%.

236,400,000  USD  6/21/2011 Agreement with Bank of America N.A., dated 12/16/2005 to pay        1,081,003
                            semi-annually the notional amount multiplied by 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5.00%.

  5,800,000  USD  6/21/2016 Agreement with J. P. Morgan Chase Bank, dated 12/15/2005 to           (18,142)
                            receive semi-annually the notional amount multiplied by 3 month
                            USD-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%.

 16,900,000  USD  6/21/2016 Agreement with Bank of America N.A., dated 12/6/2005 to receive       (52,861)
                            semi-annually the notional amount multiplied by 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                               Value
---------------    ---------- ---------------------------------------------------------------- ----------

   41,600,000  USD  6/21/2016 Agreement with Lehman Brothers dated 12/9/2005 to receive          (130,119)
                              semi-annually the notional amount multiplied by 3 month USD-
                              LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

  258,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (111,037)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (860,750)
                              8/3/2005 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBR and to pay sem-annually the
                              notional amount multiplied by 2.00%.

   25,000,000  EUR 12/15/2014 Agreement with J.P.Morgan Chase Bank, Inc. dated 11/16/2005 to   (1,358,436)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.00%.

   94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated       (5,081,885)
                              3/16/2005 to receive semi-annually the notional amount
                              multiplied by 5.00% and pay semi-annually multiplied by the 6 month EUR-EURIBOR-Telerate.

    2,600,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to           (265,256)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

   14,100,000  GBP  5/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated       (2,220,044)
                              11/15/2005 to receive semi-annually the notional amount
                              multiplied by the 6 month GBP-LIBOR-BBA and pay semi-annually the notional amount multiplied by 5.00%

   16,200,000  GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated        1,219,965
                              11/15/2005 to receive semi-annually the notional amount
                              multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.
                                                                                               ----------

                                                                                               (8,379,363)
                                                                                               ==========



EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2005 and 2004 were as follows:

                                         Ordinary Income Long-Term Capital Gain      Total
-                                        --------------- ---------------------- ----------------
                                          2005     2004     2005        2004       2005     2004
-                                         -------  ----   -----------   ----    ----------- ----

Met/AIM Small Cap Growth Portfolio       $    --   $--   $10,822,850    $--     $10,822,850 $--

Cyclical Growth ETF Portfolio             71,487    --            --     --          71,487  --

Cyclical Growth and Income ETF Portfolio  39,258    --            --     --          39,258  --

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain           Total
-                                          ----------------------- ----------------------- -----------------------
                                              2005        2004        2005        2004        2005        2004
-                                          ----------- ----------- ----------- ----------- ----------- -----------

Goldman Sachs Mid-Cap Value Portfolio      $19,958,326 $ 2,754,228 $ 8,787,001 $        -- $28,745,327 $ 2,754,228

Harris Oakmark International Portfolio       6,157,521      75,188  10,199,548          --  16,357,069      75,188

Janus Aggressive Growth Portfolio                   --          --     819,936          --     819,936          --

Lazard Mid Cap Portfolio                    16,954,128          --  17,832,117          --  34,786,245          --

Legg Mason Value Equity Portfolio                   --          --          --          --          --          --

Lord Abbett America's Value Portfolio           40,236     691,296      88,399     206,401     128,635     897,697

Lord Abbett Bond Debenture Portfolio        69,689,907  42,393,056          --          --  69,689,907  42,393,056

Lord Abbett Growth and Income Portfolio     30,923,010  12,686,365  60,761,683          --  91,684,693  12,686,365

Lord Abbett Growth Opportunities Portfolio     265,896          --   3,988,975          --   4,254,871          --

Lord Abbett Mid-Cap Value Portfolio          2,764,730   1,208,159  11,112,087   6,548,817  13,876,817   7,756,976

MetLife Aggressive Strategy Portfolio        6,470,051     415,966     262,878     264,513   6,732,929     680,479

MetLife Balanced Strategy Portfolio         38,754,270  14,606,246   1,056,753     897,795  39,811,023  15,504,041

MetLife Defensive Strategy Portfolio         3,629,504   2,169,357          --      68,531   3,629,504   2,237,888

MetLife Growth Strategy Portfolio           33,556,016   7,536,446     932,296   1,105,742  34,488,312   8,642,188

MetLife Moderate Strategy Portfolio         13,969,899   6,421,397          --     295,434  13,969,899   6,716,831

MFS Research International Portfolio        30,734,372   1,492,983  22,914,081          --  53,648,453   1,492,983

Neuberger Berman Real Estate Portfolio              --   9,887,285     677,197      67,672     677,197   9,954,957

Oppenheimer Capital Appreciation Portfolio   5,834,260  22,602,474   5,599,872  24,825,441  11,434,132  47,427,915

PIMCO Inflation Protected Bond Portfolio     1,500,102  44,049,051      66,877      52,200   1,566,979  44,101,251

PIMCO Total Return Portfolio                   488,706  96,677,207  13,857,166          --  14,345,872  96,677,207

Met/Putnam Capital Opportunities Portfolio     121,974          --          --          --     121,974          --

RCM Global Technology Portfolio              1,349,811     152,842     250,251          --   1,600,062     152,842

Third Avenue Small Cap Value Portfolio         906,001   9,110,042   1,550,917   5,228,107   2,456,918  14,338,149

T. Rowe Price Mid-Cap Growth Portfolio              --          --  15,056,102          --  15,056,102          --

Turner Mid-Cap Growth Portfolio              1,969,639          --   5,347,971          --   7,317,610          --

Van Kampen Comstock Portfolio               17,136,862          --          --          --  17,136,862          --

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed   Unrealized
                                           Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                            Income         Gain      (Depreciation)   and Deferrals       Total
-                                        ------------- ------------- -------------- ------------------ ------------

Met/AIM Small Cap Growth Portfolio        $10,690,344   $31,525,973   $ 63,965,853     $        --     $106,182,170

Cyclical Growth ETF Portfolio                   8,314            --        154,316              --          162,630

Cyclical Growth and Income ETF Portfolio        2,962            --         22,089              --           25,051

Goldman Sachs Mid-Cap Value Portfolio       2,137,188     2,092,859     37,355,988              --       41,586,035

Harris Oakmark International Portfolio     38,766,255    39,099,831    288,413,616              --      306,279,702

Janus Aggressive Growth Portfolio          20,061,282    27,684,296    121,190,512      (4,202,418)     164,733,672

Lazard Mid Cap Portfolio                   16,529,036    26,126,989      5,443,883              --       48,099,908

Legg Mason Value Equity Portfolio                 146           160        155,058              --          155,364

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                           Undistributed Undistributed   Unrealized
                                             Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                              Income         Gain      (Depreciation)   and Deferrals       Total
-                                          ------------- ------------- -------------- ------------------ ------------

Lord Abbett America's Value Portfolio       $ 2,327,817  $    612,412   $  3,371,866     $         --    $  6,312,095

Lord Abbett Bond Debenture Portfolio         84,438,328            --     (8,822,346)     (17,615,381)     58,000,601

Lord Abbett Growth and Income Portfolio      41,609,500   236,253,460    308,265,563      (26,108,235)    560,020,287

Lord Abbett Growth Opportunities Portfolio           --     4,132,757      7,508,966       (3,859,305)      7,782,418

Lord Abbett Mid-Cap Value Portfolio           4,250,815    30,290,467     62,798,301               --      97,339,583

MetLife Aggressive Strategy Portfolio           777,027     4,673,452     55,575,320               --      61,025,799

MetLife Balanced Strategy Portfolio           2,338,613    23,634,001    172,351,125               --     198,323,739

MetLife Defensive Strategy Portfolio            630,984     2,470,116      7,681,645               --      10,782,745

MetLife Growth Strategy Portfolio             3,096,238    21,380,014    215,301,413               --     239,777,665

MetLife Moderate Strategy Portfolio           1,408,241     9,076,153     40,925,337               --      51,409,731

MFS Research International Portfolio         71,841,028    43,010,934    129,685,180      (10,690,365)    233,846,777

Neuberger Berman Real Estate Portfolio       37,919,586    11,514,229     58,158,380               --     107,592,195

Oppenheimer Capital Appreciation Portfolio    3,257,552     9,068,906    104,873,823       (1,063,702)    116,136,579

PIMCO Inflation Protected Bond Portfolio     56,011,938       623,854    (29,732,813)              --      26,902,979

PIMCO Total Return Portfolio                 75,074,684            --    (11,107,641)     (18,386,213)     45,580,830

Met/Putnam Capital Opportunities Portfolio    1,238,519     5,545,794      5,033,921       (5,215,767)     26,602,467

RCM Global Technology Portfolio                      --            --     32,055,708       (7,701,459)     24,354,249

Third Avenue Small Cap Value Portfolio       10,891,504    63,128,055    196,471,642               --     270,491,201

T. Rowe Price Mid-Cap Growth Portfolio        2,981,276    22,828,542    149,109,174               --     174,918,992

Turner Mid-Cap Growth Portfolio                 120,405     2,922,069     33,457,987               --      36,500,461

Van Kampen Comstock Portfolio                13,872,698            --     15,070,466               --      28,943,164

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,275,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 million of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 million of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513.

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 million of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million),

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


12. ACQUISITIONS - CONTINUED

including $406,911 of unrealized depreciation and $405,123 million of accumulated net realized losses, were combined with those of Total Return Class
B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14. OTHER MATTERS

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 9, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

    a. Federated Stock Portfolio, a series of The Travelers Series Trust ("TST") in exchange for shares of Lord Abbett Growth and Income Portfolio; and

    b. Mondrian International Stock Portfolio, a series of TST, in exchange for shares of Harris Oakmark International Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 30, 2006. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about April 12, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

    a. Convertible Securities Portfolio, a series of TST, in exchange for shares of Lord Abbett Bond Debenture Portfolio;

    b. Style Focus Series: Small Cap Growth Portfolio, a series of TST in exchange for shares of Met/AIM Small Cap Growth Portfolio; and

    c. MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., in exchange for shares of Legg Mason Value Equity Portfolio.

The following Portfolio reorganizations will be presented to the Board of Trustees of the Trust on February 15, 2006, for approval. If approved, each reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

    a. Disciplined Mid Cap Stock Portfolio, a series of TST, in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a proposed new series of the Trust;

    b. Federated High Yield Portfolio, a series of TST, in exchange for shares of Federated High Yield Portfolio, a proposed new series of the Trust;

    c. Mercury Large Cap Core Portfolio, a series of TST, in exchange for shares of Princeton Large-Cap Core Portfolio, a proposed new series of the Trust;

    d. MFS Value Portfolio, as series of TST, in exchange for shares of MFS Value Portfolio, a proposed new series of the Trust;

    e. Pioneer Fund Portfolio, a series of TST, in exchange for shares of Pioneer Fund Portfolio, a proposed new series of the Trust;

    f. Pioneer Mid Cap Value Portfolio, a series of TST, in exchange for shares of Pioneer Mid-Cap Value Portfolio, a proposed new series of the Trust;

    g. Style Focus Series: Small Cap Value Portfolio, a series of TST, in exchange for shares of Dreman Small-Cap Value Portfolio, a proposed new series of the Trust;

    h. AIM Capital Appreciation Portfolio, a series of TST, in exchange for shares of Met/AIM Capital Appreciation Portfolio, a proposed new series of the Trust;

    i. Pioneer Strategic Income Portfolio, a series of TST, in exchange for shares of Pioneer Strategic Income Portfolio, a proposed new series of the Trust;

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


14. OTHER MATTERS - CONTINUED


    j. Capital Appreciation Fund in exchange for shares of Janus Capital Appreciation Portfolio, a proposed new series of the Trust;

    k. Managed Asset Trust in exchange for shares of Legg Mason Partners Managed Assets Portfolio, a proposed new series of the Trust; and

    l. The Travelers Growth and Income Stock Account for Variable Annuities in exchange for shares of Batterymarch Growth and Income Portfolio, a proposed new series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Policyholders of the Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lazard Mid Cap Portfolio (formerly Met/AIM Mid Cap Core Equity Portfolio), Legg Mason Value Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (the "Portfolios"), of Met Investors Series Trust as of December 31, 2005, and the related statements of operations for the year ended December 31, 2005, and the statements of changes in net assets and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio of Met Investors Series Trust as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees
------------
                                                                                             Number of
                                                                                            Portfolios
                                                                                              in Fund
                            Position(s)  Term of Office                                       Complex
                             Held with   and Length of        Principal Occupation(s)        overseen   Other Directorships
Name, Age and Address        the Trust    Time Served           During Past 5 Years         by Trustee*   Held by Trustee
---------------------      ------------- -------------- ----------------------------------- ----------- --------------------
Elizabeth M. Forget** (39) President and  Indefinite;   Since December 2000, President          67      None
                           Trustee        From          of Met Investors Advisory LLC;
                                          December      since July 2000, Executive Vice
                                          2000 to       President of MetLife Investors
                                          present.      Group, Inc.; from June 1996 to
                                                        July 2000, Senior Vice President of
                                                        Equitable Distributors, Inc. Also,
                                                        most recently Vice President of
                                                        Equitable Life Assurance Society of
                                                        the United States.
Disinterested Trustees
----------------------
Stephen M. Alderman (45)   Trustee        Indefinite;   Since November 1991,                    29      None
                                          From          Shareholder in the law firm of
                                          December      Garfield and Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (75)      Trustee        Indefinite;   Since 2001, Professor of Business       29      Director, Whitman
                                          From          Administration and Dean                         Education Group,
                                          December      Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to       Business, University of Southern                and Los Angeles
                                          present.      California (USC); from 1995-2001                Orthopedic
                                                        Executive Director, Center for                  Hospital. Trustee,
                                                        Telecommunications                              The Rose Hills
                                                        Management, USC; from 1988 to                   Foundation.
                                                        1995, Dean of Marshall School of                Member, Army
                                                        Business, USC.                                  Science Board

Theodore A. Myers (74)     Trustee        Indefinite;   Since 1993, Financial Consultant.       29      None
                                          From
                                          December
                                          2000 to
                                          present.

Tod H. Parrott (67)        Trustee        Indefinite;   Since June 1996, Managing               29      Director, U.S. Stock
                                          From          Partner, Rockaway Partners Ltd.                 Transfer
                                          December      (financial consultants).                        Corporation;
                                          2000 to                                                       Director Bonfire
                                          present.                                                      Foundation.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                     in Fund
                                   Position(s) Term of Office                                        Complex
                                    Held with  and Length of         Principal Occupation(s)         overseen
Name, Age and Address               the Trust   Time Served            During Past 5 Years          by Trustee
---------------------              ----------- -------------- ------------------------------------- ----------
Disinterested Trustees - continued
----------------------------------

     Dawn M. Vroegop*** (39)        Trustee     Indefinite;   From September 1999 to September          29
                                                From          2003, Managing Director, Dresdner
                                                December      RCM Global Investors; from July
                                                2000 to       1994 to July 1999, Director,
                                                present.      Schroder Capital Management
                                                              International.


     Roger T. Wickers (70)          Trustee     Indefinite;   Since 1995, retired; from 1980 to         29
                                                From          1995, Senior Vice President and
                                                December      General Counsel, Keystone Group
                                                2000 to       Inc. and the Keystone Group of
                                                present.      Mutual Funds.


The Executive Officers
----------------------

     Jeffrey A. Tupper (35)         Chief       From August   Since February 2001, Assistant Vice      N/A
                                    Financial   2002 to       President of MetLife Investors
                                    Officer,    present       Insurance Company; from 1997 to
                                    Treasurer                 January 2001, Vice President of
                                                              PIMCO Advisors L.P.

     Michael K. Farrell (53)        Executive   From August   Since July 2002, Chief Executive         N/A
                                    Vice        2002 to       Officer of MetLife Investors Group,
                                    President   present       Inc. and Met Investors Advisory LLC;
                                                              since April 2001, Chief Executive
                                                              Officer of MetLife Resources and
                                                              Senior Vice President of
                                                              Metropolitan Life Insurance
                                                              Company; since January 1990,
                                                              President of Michael K. Farrell
                                                              Associates, Inc. (qualified
                                                              retirement plans for non-profit
                                                              organizations)

     Richard C. Pearson (62)        Vice        From          Since July 2002, President of            N/A
                                    President   December      MetLife Investors Distribution
                                    and         2000 to       Company; since January, 2002,
                                    Secretary   present.      Secretary of Met Investors Advisory
                                                              LLC; since January 2001, Senior
                                                              Vice President, General Counsel and
                                                              Secretary of MetLife Investors
                                                              Group, Inc.; since November 2000,
                                                              Vice President, General Counsel and
                                                              Secretary of Met Investors Advisory
                                                              LLC; from 1998 to November 2000,
                                                              President, Security First Group, Inc.




                                          Principal Occupation(s)        Other Directorships
Name, Age and Address                       During Past 5 Years            Held by Trustee
---------------------              ------------------------------------- -------------------
Disinterested Trustees - continued
----------------------------------

     Dawn M. Vroegop*** (39)       From September 1999 to September      Director, Caywood
                                   2003, Managing Director, Dresdner     Scholl Asset
                                   RCM Global Investors; from July       Management;
                                   1994 to July 1999, Director,          Investment
                                   Schroder Capital Management           Committee Member
                                   International.                        of City College of
                                                                         San Francisco.

     Roger T. Wickers (70)         Since 1995, retired; from 1980 to     From 1995 to
                                   1995, Senior Vice President and       1998, Chairman of
                                   General Counsel, Keystone Group       the Board of
                                   Inc. and the Keystone Group of        Directors of two
                                   Mutual Funds.                         American
                                                                         International Group
                                                                         mutual funds.
The Executive Officers
----------------------

     Jeffrey A. Tupper (35)        Since February 2001, Assistant Vice   N/A
                                   President of MetLife Investors
                                   Insurance Company; from 1997 to
                                   January 2001, Vice President of
                                   PIMCO Advisors L.P.

     Michael K. Farrell (53)       Since July 2002, Chief Executive      N/A
                                   Officer of MetLife Investors Group,
                                   Inc. and Met Investors Advisory LLC;
                                   since April 2001, Chief Executive
                                   Officer of MetLife Resources and
                                   Senior Vice President of
                                   Metropolitan Life Insurance
                                   Company; since January 1990,
                                   President of Michael K. Farrell
                                   Associates, Inc. (qualified
                                   retirement plans for non-profit
                                   organizations)

     Richard C. Pearson (62)       Since July 2002, President of         N/A
                                   MetLife Investors Distribution
                                   Company; since January, 2002,
                                   Secretary of Met Investors Advisory
                                   LLC; since January 2001, Senior
                                   Vice President, General Counsel and
                                   Secretary of MetLife Investors
                                   Group, Inc.; since November 2000,
                                   Vice President, General Counsel and
                                   Secretary of Met Investors Advisory
                                   LLC; from 1998 to November 2000,
                                   President, Security First Group, Inc.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2005


--------
* The Fund Complex consists of 29 series of the Trust, 39 series of the Travelers Series Trust, Capital Appreciation Fund, High Yield Bond Trust, Managed Assets trust, Money Market Portfolio, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, tactical Short-Term Bond Account Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
** "Interested person" of the Trust (as that term is defined in the 1940 Act).
   Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
*** Prior to September 2005, Ms. Vroegop was an interested person of the Trust as a result of her prior affiliations with RCM Investment Management LLC, the adviser to the RCM Global Technology Portfolio.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 5 Park Plaza, Suite 1900 Irvine, CA 92614 or by phone at 1-800-848-3854.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENTS

The Board approved the renewal of the Management Agreements with respect to each of the Portfolios discussed below at an in-person meeting held on November 8-9, 2005. In approving the renewal of the Management Agreements with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreements; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreements with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager/'/s experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreements. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of funds in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreements, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisors to the Distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable mutual funds in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe/"/), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreements for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked above the median of its peer universe for the five-year period, and below the median for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below and above the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

JANUS AGGRESSIVE GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also noted that the Portfolio's performance was in the top quartile of its Morningstar Peer Group for the one-year period, as of September 30, 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of September 30, 2005, relative to benchmarks and to the Morningstar Peer Group. The Board took into account management's discussion of the Fund's performance. The Board noted management's discussion of the Portfolio's Lipper classification and the Portfolio's benchmark and whether management considered them to be appropriate in view of the Portfolio's investment strategies. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally

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more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was slightly below that of its Lipper index for the one-year period and substantially equal to the index for the three-year period. The Portfolio ranked below the median of its peer universe for both periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one- and five-year periods and below the index for the three-year period. The Portfolio also ranked above the median of its peer universe for the one- and five-year periods, and below the median for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/AIM MID CAP CORE EQUITY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance, including a proposal to replace the Portfolio's current Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/AIM SMALL CAP GROWTH

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer

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universe for those periods. The Board took into account management's discussion of the Portfolio's performance and noted that the Portfolio's current portfolio manager began managing the Portfolio last year. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three- and five-year periods. The Portfolio also ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year periods. The Board took into account that the Portfolio had changed to a new Adviser approximately two years ago and noted the Portfolio's recent improved performance. The Board also took into account the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees and total expenses were above the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that management is adding a breakpoint to the Portfolio's management fee that will reduce the management fee rate on assets above a certain specified asset level. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Portfolio's performance, as well as the change in the Portfolio's portfolio manager. The Board also took into account the current asset size of the Portfolio and its effect on expenses and consequently, performance. The Board noted management's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

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

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board noted the Adviser had been newly appointed in January 2005 and that the performance for period prior to that date did not reflect that of the current Adviser. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. . The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, the Manager had agreed to limit the Portfolio's net operating expenses and was currently waving a portion of its management fee. The Board also noted that the Manager pays the advisory fees to the Portfolio's Adviser. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets

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

increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time and that the Portfolio may realize additional economies of scale in the future.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked at the top of its peer universe for periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below and above the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board also noted that the Portfolio's management fee is being reduced. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that that the management fee is being reduced and that management is adding a breakpoint to the management fee that will reduce the management fee rate on assets above a certain specified asset level. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2005, and noted the Portfolio's performance was below that of its Lipper index for those periods. The Portfolio also ranked below the median of its peer universe for those periods. The Board took into account management's discussion of the Fund's performance. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was substantially the same as that of its Lipper index and ranked above the median of its performance peer universe. Based

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

on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its performance peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked below the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were directly at and below the median, respectively, of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of

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

services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the year-to-date ended July 31, 2005, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers/reimbursements) were below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2006 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio are based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduces the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized. The Board also concluded that the Portfolio may realize additional economies of scale in the future.

CONCLUSION. In considering the renewal of the Management Agreements, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreements with respect to each Portfolio.

CYCLICAL GROWTH ETF PORTFOLIO AND CYCLICAL GROWTH AND INCOME PORTFOLIO

At a meeting of the Board of Trustees held on August 11, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved investment advisory agreements (the "Advisory Agreements") with respect to the Cyclical Growth ETF Portfolio and Cyclical Growth and Income Portfolio (the "Portfolios") between the Manager and Gallatin Asset Management, Inc. ("Gallatin")

The Board of Trustees initially approved the Advisory Agreement between the Manager and Gallatin for each Portfolio based on a number of factors relating to Gallatin's ability to perform under the Advisory Agreements. These factors included: Gallatin's management style and the long-term performance record of its affiliates with comparable accounts; Gallatin's current level of staffing and its overall resources; Gallatin's financial condition; and Gallatin's compliance systems and any disciplinary history. The Board noted Gallatin's limited operating history as a newly formed subsidiary of A.G. Edwards, Inc. and also took into account information that they had considered at a previous board meeting with respect to the portfolio management team and its resources. The Board took into account Gallatin's experience in investing in ETFs through comparable accounts the investment personnel of Gallatin manages through the A.G. Edwards Allocation Advisors Program. In this regard, the Board was provided with various performance data including a comparison of the comparable accounts' performance to various benchmarks. Among other performance data, the Board noted that the Cyclical Asset Allocation Portfolios Plus- Growth & Taxable Income, which has investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio outperformed its blended benchmark for the one- and three-year periods and since inception as of March 31, 2005 and that the Cyclical Asset Allocation Portfolios Plus- Growth, which has investment objectives, policies and strategies that are substantially similar to those of Cyclical Growth ETF Portfolio, outperformed its blended benchmark for the one-year period and since inception as of March 31, 2005 and was comparable to its benchmark for the three-year period ended March 31, 2005.

The Board gave substantial consideration to the fees payable under the Investment Advisory Agreement. In this connection, the Board evaluated Gallatin's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to Gallatin in light of fees paid to other investment advisers by comparable funds and the method of computing Gallatin's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Gallatin, the Board concluded that the fee paid to Gallatin with respect to each Portfolio was fair and reasonable. The Board also concluded that the advisory fee charged under the Investment Advisory Agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the advisory agreement with respect to the underlying funds in which the Portfolio invests.

In considering the profitability to Gallatin of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to

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negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of Gallatin. For each of the above reasons, the profitability to Gallatin from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in Gallatin's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

The Board also noted that Gallatin will generally not utilize soft dollars to purchase research but selects brokers primarily on the basis of their execution capabilities. Further, the Board recognized that Gallatin to the Portfolios is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that Gallatin must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Gallatin and its affiliates by virtue of Gallatin's relationship to the Portfolios are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Gallatin, the Board determined approval of each Advisory Agreement was in the best interests of the respective Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Investment Advisory Agreement with respect to each Portfolio.

LEGG MASON VALUE EQUITY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on August 11, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Legg Mason Value Equity Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Legg Mason Capital Management, Inc. ("Legg Mason").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing the Adviser, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the proposed management fee was higher while the total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Legg Mason based on a number of factors relating to Legg Mason's ability to perform under the Advisory Agreement. These factors included: Legg Mason's management style and long-term performance record with

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comparable funds; Legg Mason's current level of staffing and its overall resources; Legg Mason's financial condition; and Legg Mason's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Legg Mason's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Legg Mason in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Legg Mason, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Legg Mason, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Legg Mason selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Legg Mason is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Legg Mason and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Legg Mason's management style and long-term performance record with comparable funds. The Board noted that the Legg Mason Value Trust, which is also advised by Legg Mason, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of June 30, 2005, the Legg Mason Value Trust had outperformed the Lipper Large Cap Core Universe as well as the S&P 500 Index over the one-, three-, five- and ten-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Legg Mason was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Legg Mason with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

LAZARD MID-CAP PORTFOLIO

As a meeting of the Board of Trustees held on November 9, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved an investment advisory agreement (the "Advisory Agreement") with respect to the Lazard Mid-Cap Portfolio (the "Portfolio") between the Manager and Lazard Asset Management LLC ("Lazard").

The Board of Trustees approved the Advisory Agreement between the Manager and Lazard based on a number of factors relating to Lazard's ability to perform under the Advisory Agreement. These factors included: Lazard's management style and long-term performance record with comparable funds; Lazard's current level of staffing and its overall resources; Lazard's financial condition; and Lazard's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Lazard's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Lazard in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Lazard, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Lazard, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Lazard selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Lazard is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Lazard and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Lazard's management style and long-term performance record with comparable funds. The Board noted that the Lazard Mid Cap Portfolio (Institutional Shares), which is also advised by Lazard, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of September 30, 2005, the Lazard Mid Cap Portfolio (Institutional Shares) had outperformed the AIM Mid Cap Core Equity--Class A Shares and the Morningstar Mid-Cap Blend over the one- three- and five-year periods.

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In considering the profitability to the Adviser of its relationship with the
Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Lazard was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Lazard with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

ADVISORY AGREEMENTS

The Board reapproved the Advisory Agreements for the Portfolios (except for the Van Kampen Comstock Portfolio and RCM Global Technology Portfolio, whose initial terms had not expired, and Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio and Legg Mason Value Equity Portfolio, which recently commenced operations) at an in-person meeting held on November 8-9, 2005. The Board of Trustees reapproved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Advisor, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In reapproving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

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                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001.

6(b). Form of Amendment No. 4 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

6(c). Form of Investment Advisory Agreement between Lord Abbett & Co. LLC and Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) with respect to Lord Abbett Bond Debenture Portfolio. Incorporated by reference Pre-Effective Amendment No. 2 filed with the SEC on February 5, 2001 ("Pre-Effective Amendment No. 2").

6(d) Form of Amendment No. 1 to Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 9.

7. Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class B shares. Incorporated by reference to Post-Effective Amendment No. 9.

8. Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10(a). Form of Rule 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on February 3, 2006.



12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.


14(a). Consent of Deloitte & Touche LLP with respect to Convertible Securities Portfolio. Filed herewith.

14(b). Consent of Deloitte & Touche LLP with respect to Lord Abbett Bond Debenture Portfolio. Filed herewith.


15. Not applicable.


16. Powers of Attorney for Stephen M. Alderman, Jack R. Borsting, Theodore A. Myers, Tod H. Parrott, Dawn M. Vroegop, and Roger T. Wickers. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on February 3, 2006.


17. Form of Proxy and Voting Instructions. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on February 3, 2006.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 15th day of March, 2006.


                                               MET INVESTORS SERIES TRUST


                                               By: /s/ Elizabeth M. Forget
                                                   -----------------------------
                                                   Name: Elizabeth M. Forget
                                                   Title: President


     As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 15th day of March, 2006.


Signatures                     Title
----------                     -----


/s/ Elizabeth M. Forget        President, Trustee
----------------------------
Elizabeth M. Forget


/s/Jeffrey A. Tupper           Chief Financial Officer and Treasurer
----------------------------
Jeffrey A. Tupper


/s/ Stephen M. Alderman        Trustee
----------------------------
Stephen M. Alderman*


/s/ Jack R. Borsting           Trustee
----------------------------
Jack R. Borsting*


/s/ Theodore A. Myers          Trustee
----------------------------
Theodore A. Myers*


/s/ Tod A. Parrott             Trustee
----------------------------
Tod A. Parrott*


/s/ Dawn M. Vroegop            Trustee
----------------------------
Dawn M. Vroegop*


/s/ Roger T. Wickers           Trustee
----------------------------
Roger T. Wickers*


* By: /s/Robert N. Hickey
      ----------------------
         Robert N. Hickey
         Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit
  No.
-------


12      Tax opinion and consent of Sullivan & Worcester LLP.

14(a) Consent of Deloitte & Touche LLP with respect to Convertible Securities Portfolio.

14(b) Consent of Deloitte & Touche LLP with respect to Lord Abbett Bond Debenture Portfolio.